UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices)	(Zip code)
Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:	(413) 744-1000

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

MassMutual

Annual Report

MML Series Investment Fund

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2022

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund Annual Report – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow.”

December 31, 2022

Continued market volatility challenges retirement investors

I am pleased to present you with the MML Series Investment Fund Annual Report. During the fiscal year ended December 31, 2022, U.S. stocks were down over 18%, with many investors concerned about the likelihood of a recession, as the U.S. Federal Reserve Board (the “Fed”) aggressively tightened monetary policy to combat heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Even in retirement, many individuals will systematically withdraw their retirement savings over a number of years, keeping a portion of their funds invested. Although the financial markets will go up and down, individuals who take a long-term approach to investing don’t focus on current headlines – because they realize that they have time to ride out the downturns.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.[1] Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Those who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

1 Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

MML Series Investment Fund Annual Report – President’s Letter to Shareholders (Unaudited) (Continued)

Is this a good time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement – and, if in retirement, you are withdrawing an appropriate amount each year, based on your personal circumstances;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow. That’s why we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any headline-making events. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President
MML Series Investment Fund
MML Investment Advisers, LLC

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Past performance does not guarantee future results.

Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.

© 2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved www.MassMutual.com.

MM202401-303982

MML Series Investment Fund Annual Report – Economic and Market Overview (Unaudited)

Continued market volatility challenges retirement investors

During the fiscal year ended December 31, 2022, U.S. stocks were down over 18%, with many investors concerned about the likelihood of a recession, as the U.S. Federal Reserve Board (the “Fed”) aggressively tightened monetary policy to combat heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, the strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Market Highlights

●

For the reporting period from January 1, 2022 through December 31, 2022, U.S. stocks were down over 18%, in a market environment where the Fed aggressively raised interest rates in an effort to combat heightened inflation.

●

In the first quarter of 2022, investors in both stocks and bonds were challenged by a sharp rise in energy prices after Russia’s unexpected invasion of Ukraine, a stalled economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

The second quarter of 2022 was another difficult quarter, as the Fed continued to raise interest rates, investor concerns over high inflation, and concerns about the potential of an impending global recession dominated the narrative.

●	The third quarter of 2022 was an extension of the difficult second quarter, with continued inflationary pressures, weakening economic data, and aggressive Fed interest rate hikes.

●	In the fourth quarter of 2022, investors experienced a bear market rally, as their concerns persisted regarding high inflation, high interest rates, and the potential of an impending global recession.

●

Foreign stocks in developed markets and emerging markets also experienced losses in the fiscal year, against the backdrop of Russia’s invasion of Ukraine (and the resulting economic sanctions that kept energy prices elevated), the strengthening U.S. dollar, and threatened consumer spending and corporate earnings growth.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in short-term interest rates, heighted inflationary pressures, and the reversal of monetary and fiscal policy support.

Market Environment

For the fiscal year beginning on January 1, 2022, global stock investors experienced significant losses. U.S. stocks fell sharply in the period in response, with the S&P 500 Index®* (“S&P 500”) entering bear market territory after declining more than 20% from its previous highs. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 15.7% in the period1, as high inflation – driven by rising energy, food, and housing costs – overwhelmed low unemployment and strong wage growth. As of November 2022, consumer loan levels were at record highs, having increased by 11.8% year-over-year2, as more Americans are borrowing to make ends meet in these inflationary times.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

1 University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis;
https://fred.stlouisfed.org/series/UMCSENT, December 23, 2022.

2 Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, December 30, 2022.

MML Series Investment Fund Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad market S&P 500 fell 18.11% for the period. The technology-heavy NASDAQ Composite Index performed even worse, dropping 32.54%. The more economically sensitive Dow Jones Industrial AverageSM was down 6.86%. During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. The communication services, consumer discretionary, information technology, and real estate sectors were all down by 25% or more for the period. The energy sector was the strongest performer for the fiscal year, up 65.72%, aided by a 6.6% increase in the price of West Texas Intermediate (WTI) crude oil. The utilities sector also ended the period positively, gaining 1.57% for the period.

Developed international markets, as measured by the MSCI EAFE® Index, generally outperformed their domestic peers, ending the fiscal year down 14.45%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, also fell sharply, ending down 20.09% for the period. Investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.63% on January 1, 2022 to close the period at 3.88%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 13.01%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 15.76% loss. The Bloomberg U.S. Corporate High-Yield Bond Index also ended in negative territory, declining 11.19% for the period.

Review and maintain your strategy

MassMutual is committed to putting our clients’ needs first. We use our innovative open-architecture platform to craft solutions that can help deliver in all stages of the investor’s journey. From building potential wealth to retiring comfortably, we work continually to help investors secure their futures and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Past performance does not guarantee future results.

Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.

© 2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved www.MassMutual.com.

MML Allocation Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Series’ investment adviser is MML Advisers.

Each Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; each Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below.

●	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.

●	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.

●	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.

●	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.

●	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2022?

	Fund’s Initial Class Return	Custom Index Return	Russell 3000® Index Return	MSCI ACWI ex USA Return	Bloomberg U.S. Aggregate Bond Index Return
MML Conservative
Allocation Fund	-14.74%	-14.98%	-19.21%	-16.00%	-13.01%*

MML Balanced
Allocation Fund	-14.73%	-15.51%	-19.21%*	-16.00%	-13.01%

MML Moderate
Allocation Fund	-14.97%	-16.05%	-19.21%*	-16.00%	-13.01%

MML Growth
Allocation Fund	-15.30%	-16.88%	-19.21%*	-16.00%	-13.01%

MML Aggressive
Allocation Fund	-15.90%	-17.75%	-19.21%*	-16.00%	-13.01%

* Benchmark return

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

Each of the MML Allocation Series Funds outperformed its respective Custom Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index. All five Funds underperformed the Bloomberg U.S. Aggregate Bond Index for the full year.

MML Allocation Fund Series Custom Indexes

●	The Custom MML Conservative Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 60%, 30%, and 10%, respectively.

●	The Custom MML Balanced Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

●	The Custom MML Moderate Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 40%, 45%, and 15%, respectively.

●	The Custom MML Growth Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

●

The Custom MML Aggressive Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

●

Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

●

The MSCI All Country World Index (ACWI) ex USA measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

●

The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended December 31, 2022, the Series Funds delivered negative returns, as stocks underperformed fixed-income investments in 2022. Consequently, those Series Funds with higher equity allocations underperformed their Series Funds counterparts with higher fixed-income allocations.

For the fiscal year ended December 31, 2022, global stock investors experienced significant losses. During that time, investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. As a result, the broad market S&P 500 Index® fell 18.11% for the period. The technology-heavy NASDAQ Composite Index performed even worse, dropping 32.54% for the period. The more economically sensitive Dow Jones Industrial AverageSM was down 6.86% for the period.

During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. Developed international markets outperformed their domestic peers, ending the fiscal year down 14.45% as measured by the MSCI EAFE® Index. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, also fell sharply, ending down 20.09% for the period. Some investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.63% on January 1, 2022 to close the period at 3.88%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 13.01%. Investment-grade corporate bonds fared

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

even worse. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 15.76% loss. The Bloomberg U.S. Corporate High-Yield Bond Index also ended in negative territory, declining 11.19% over the period.

Manager selection contributed to overall performance in 2022. Strong performance by the MML Income and Growth, MML Equity and Income, MML Fundamental Value, MML Focused Equity, and MML Mid Cap Value Funds helped overall performance. Weak performance by the MML Blue Chip Growth, MML Small/Mid Cap Value, MML Foreign, MML Strategic Emerging Markets, MML Managed Bond, MML Total Return Bond, and MML Inflation-Protection and Income Funds were significant drivers of underperformance.

Investment adviser outlook

Despite the stock market sell-off in 2022, we view the stock markets as extended and valuations high relative to market history. In MML Advisers’ view, while the prospect of positive economic and corporate earnings growth supports a bull case, MML Advisers believes that more clarity on the slowing of economic growth, persistency of inflation, labor costs, China’s COVID-19 policy, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, we believe that diversification across global assets for investors could be a sensible approach for what, in our view, could be a bumpy economic ride.

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/22
Fixed Income Funds	59.0%
Equity Funds	41.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/22
Equity Funds	61.2%
Fixed Income Funds	38.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/22
Fixed Income Funds	50.7%
Equity Funds	49.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/22
Equity Funds	75.5%
Fixed Income Funds	24.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/22
Equity Funds	89.5%
Fixed Income Funds	10.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	-14.74%	2.50%	4.34%
Service Class	08/15/2008	-14.91%	2.27%	4.09%
Bloomberg U.S. Aggregate Bond Index*		-13.01%	0.02%	1.06%
Russell 3000 Index		-19.21%	8.79%	12.13%
MSCI ACWI ex USA		-16.00%	0.88%	3.80%
Custom MML Conservative Allocation Index		-14.98%	3.19%	4.88%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	-14.73%	3.02%	5.14%
Service Class	08/15/2008	-14.97%	2.77%	4.87%
Russell 3000 Index*		-19.21%	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%
MSCI ACWI ex USA		-16.00%	0.88%	3.80%
Custom MML Balanced Allocation Index		-15.51%	3.90%	5.80%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	-14.97%	3.36%	5.84%
Service Class	08/15/2008	-15.12%	3.11%	5.58%
Russell 3000 Index*		-19.21%	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%
MSCI ACWI ex USA		-16.00%	0.88%	3.80%
Custom MML Moderate Allocation Index		-16.05%	4.57%	6.69%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	-15.30%	4.27%	7.08%
Service Class	08/15/2008	-15.45%	4.01%	6.80%
Russell 3000 Index*		-19.21%	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%
MSCI ACWI ex USA		-16.00%	0.88%	3.80%
Custom MML Growth Allocation Index		-16.88%	5.49%	8.00%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	-15.90%	4.83%	8.12%
Service Class	08/15/2008	-16.13%	4.56%	7.85%
Russell 3000 Index*		-19.21%	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%
MSCI ACWI ex USA		-16.00%	0.88%	3.80%
Custom MML Aggressive Allocation Index		-17.75%	6.32%	9.25%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 235 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund returned -30.29%, significantly underperforming the -18.11% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund also underperformed the -29.14% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

U.S. equities had its worst year since 2008 during the one-year period ended December 31, 2022, as persistently high inflation and aggressive rate hikes stoked recessionary fears. In 2022, the benchmark entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66% for the one-year period ended December 31, 2022. Crude oil prices spiked in March 2022 after Russia’s invasion of Ukraine upended global oil flows.

Growth stocks had the sharpest declines during the reporting period, including several technology giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product (GDP) growth in the first half of 2022, a strong labor market helped inflation to persist throughout the reporting period.

With respect to the Fund’s performance, stock selection within the materials sector was the top contributor to relative returns. The Fund’s position in energy industry firm Halliburton buoyed results, as its stock outpaced the broader industry. On the downside, Fund holdings within the communication services sector weighed on results. From a Fund holdings perspective, Tesla was the top individual detractor from returns for the reporting period.

Capital Research’s outlook

In Fund management’s view, the overall uncertain economic environment and challenges of inflation are very real concerns. Fund management believes the Fund may be well positioned for the road ahead as they continue to focus on capital appreciation and selecting companies best suited for what Fund management expects to be a challenging economic environment in 2023. Fund management remains confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, has the potential to continue to deliver favorable outcomes for investors over the long term.

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/22
Equity Funds	100.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	-30.29%	10.66%	13.16%
S&P 500 Index*		-18.11%	9.42%	12.56%
Russell 1000 Growth Index		-29.14%	10.96%	14.10%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” that seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series - The Bond Fund of America, the American Funds Insurance Series - Washington Mutual Investors Fund, the American Funds Insurance Series - Growth-Income Fund, and the American Funds Insurance Series - International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund returned -13.70%, outperforming the -18.11% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed the -16.00% return of the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund underperformed the -13.01% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Finally, the Fund’s -13.70% return outperformed the -15.93% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Bloomberg U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measures the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

The American Funds Insurance Series – The Bond Fund of America (the “Bond Fund”) outperformed the Bloomberg U.S. Aggregate Bond Index (the “Index”) for the one-year period ended December 31, 2022, as U.S. fixed income markets fell across the board. During the reporting period, the largest contributions to relative results came from duration positioning and agency MBS. The Bond Fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Bond Fund used derivatives as tools for implementing the portfolio’s duration, curve, and credit. Collectively, the use of derivatives detracted from the Bond Fund’s results.

The American Funds Insurance Series – Washington Mutual Investors Fund (the “Income and Growth Fund”) significantly outperformed the benchmark for the one-year period ended December 31, 2022, as U.S. equities had their worst year since 2008. Income and Growth Fund holdings in the consumer discretionary and information technology sectors were additive to relative returns. Among individual securities, the Income and Growth Fund’s higher-than-benchmark position in health care insurer

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

UnitedHealth Group was a top contributor, as the stock outpaced the broader market. On the downside, security selections within the financial and real estate sectors were top detractors. A lower-than-benchmark position in ExxonMobil weighed on relative returns, as that Fund holding stock outpaced the market overall.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) outperformed the benchmark for the one-year period ended December 31, 2022, in an environment where persistently high inflation and aggressive rate hikes stoked recessionary fears. During the reporting period, the Growth-Income Fund’s investments in the information technology and industrial sectors were top contributors to relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as that Fund holding outpaced the market overall. On the downside, security selections within the communications and financial sectors dragged on returns. Netflix was the Growth-Income Fund’s top individual detractor, owing to a larger-than-benchmark position and returns that lagged the market.

The American Funds Insurance Series – International Fund (the “International Fund”) underperformed the MSCI ACWI ex USA (the “Index”) for the one-year period ended December 31, 2022, as global stocks fell sharply – pressured by rising interest rates, slowing economic growth, and inflationary pressures not seen since the 1980s. Stock selection within the information technology sector dragged on returns. With respect to specific International Fund holdings, a larger-than-Index position in South Korean chipmaker SK Hynix was among the top individual detractors. Turning to the positive, stock selection within the energy sector boosted relative returns. Specifically, the International Fund’s higher-than-benchmark position in Petroleo Brasileiro, a state-owned Brazilian multinational petroleum provider, was a top contributor, as the stock significantly outpaced the broader market.

Investment adviser outlook

Despite the stock market sell-off in 2022, MML Advisers views the stock markets as extended and valuations high relative to market history. In MML Advisers’ view, while the prospect of positive economic and corporate earnings growth seems to support a bull case, MML Advisers believes that more clarity on the slowing of economic growth, persistency of inflation, labor costs, China’s COVID-19 policy, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, MML Advisers believes that diversification across global assets for investors for the Fund could be a sensible approach for what, in MML Advisers’ view, could be a bumpy economic ride.

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/22
Equity Funds	64.9%
Fixed Income Funds	35.2%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	-13.70%	4.05%	6.80%
S&P 500 Index*		-18.11%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%
MSCI ACWI ex USA		-16.00%	0.88%	3.80%
Custom MML Core Allocation Index		-15.93%	5.68%	7.85%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -39.50%, significantly underperforming the -29.14% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. In addition, the Fund significantly underperformed the -18.11% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, for the one-year period ended December 31, 2022, stock selection and sector allocation detracted from the Fund’s relative performance. The communication services, consumer discretionary, and information technology sectors were the key drivers of the Fund’s underperformance, while the health care and financial sectors were the largest contributors.

Communication services was the largest relative underperformer, due to the Fund’s overweight allocation to the sector, relative to the benchmark, and stock selection within the sector throughout the period. For example, during the period, shares of Fund holding Meta sold off sharply, due in part to headwinds from Apple iOS privacy changes and a significant drop in advertising demand, with macro headwinds putting downward pressure on advertiser budgets. The consumer discretionary sector also detracted from the Fund’s performance on a relative basis due to unfavorable stock choices such Fund holding Carvana, a used car retailer. During the period, shares of this Fund holding traded lower, amid a challenging backdrop that included supply constraints, affordability concerns for consumers (in an environment of rising used car prices and higher financing rates), and concerns around the company’s liquidity runway. Fund holdings in the information technology sector further hampered the Fund’s relative results.

In contrast, health care contributed the most to the Fund’s relative performance during the period, due to beneficial security selection within, and an overweight allocation to, the sector. Shares of Fund holding UnitedHealth Group held up relatively well due to better-than-expected cost trends, as utilization returned to normal and stronger-than-expected onboarding of value-based care patients within Optum (which delivers care aided by technology and data). UnitedHealth Group also benefited from innate defensive characteristics that provided additional support as markets continued to skid lower. The financial sector also bolstered the Fund’s relative returns during the period, driven by favorable security selection and the Fund’s overweight allocation to the sector.

Subadviser outlook

Heading into 2023, in Fund management’s view, capital markets appeared to have priced in a significant global economic slowdown. In Fund management’s view, the key question is whether this deceleration will end in a “soft landing” – with slower, but still positive, growth – or in a full-fledged recession that drags down earnings. T. Rowe Price believes that much depends on the U.S. Federal Reserve and the world’s other major central banks, as they continue efforts to bring inflation under control by hiking interest rates and draining liquidity from the markets. Nevertheless, Fund management’s view is that geopolitical risks could remain potential triggers for downside volatility in 2023. Structural factors, such as bank capital requirements that constrain market liquidity, could magnify price movements, both up and down. Fund management’s view is that although there are good reasons for caution in 2023, excessive pessimism and volatility could create value for agile investors.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/22
Microsoft Corp.	13.3%
Apple, Inc.	9.9%
Amazon.com, Inc.	6.8%
Alphabet, Inc. Class C	6.8%
UnitedHealth Group, Inc.	5.2%
Visa, Inc. Class A	3.8%
Mastercard, Inc. Class A	3.2%
NVIDIA Corp.	2.8%
Eli Lilly & Co.	2.5%
ServiceNow, Inc.	2.4%
56.7%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/22
Technology	39.6%
Communications	21.1%
Consumer, Non-cyclical	18.5%
Financial	11.3%
Consumer, Cyclical	6.7%
Basic Materials	1.3%
Industrial	1.0%
Corporate Debt	0.2%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-39.50%	4.59%	11.41%
Service Class	08/15/2008	-39.65%	4.34%	11.14%
Russell 1000 Growth Index*		-29.14%	10.96%	14.10%
S&P 500 Index		-18.11%	9.42%	12.56%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -3.57%, outperforming the -7.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, favorable security selection and sector allocation drove relative the Fund’s outperformance relative to the benchmark. During the period, the financial, health care, and consumer discretionary sectors were significant relative contributors, while the energy, industrial, and business services sectors were notable detractors.

The financial sector was the primary relative contributor for the period, due to strong stock selection. Fund holding American International Group outperformed the benchmark over the period. Its shares benefited from a strong property and casualty pricing cycle that allowed the company to focus on pushing price, in addition to improved underwriting. Fund holdings in the health care sector also aided relative performance during this time. Shares of pharmaceutical company AbbVie outperformed the health care sector over the period. Shares advanced in April 2022 after the Food and Drug Administration approved RINVOQ and SKYRIZI® for use. T. Rowe Price believes that this may help balance sales deficits from Humira’s patent loss in 2023. The consumer discretionary sector also contributed to relative returns during the period due to positive stock choices, coupled with an underweight allocation to the sector. Shares of Fund holding Las Vegas Sands initially lagged, as China’s increased lockdowns throughout the fiscal year delayed the reopening of the company’s Macau venue. However, Las Vegas Sands’ shares benefited during the third and fourth quarters of 2022, due to a strong recovery in its Singapore operations, which helped offset some of the costs associated with Macau. Additionally, during the fourth quarter of the fiscal year, shares surged following news of Las Vegas Sands and other gaming companies signing 10-year contracts with the Macau government, renewing their casino licenses for the next decade.

On the downside, weak stock selection in the energy sector detracted from the Fund’s relative performance during the period. One Fund holding that detracted over the period was TC Energy. Its shares were lifted early in the year as global natural gas prices dramatically rose following Russia’s invasion of Ukraine. In the third quarter of 2022, however, the company came under pressure, as capital markets risk and a higher interest rate environment weighed on performance. In early December, shares were again pressured, as the company’s Keystone pipeline was shut down following the report of a leak of 14,000 barrels. Finally, Fund holdings in the industrial and business services sectors also hindered the Fund’s relative performance during the period.

Subadviser outlook

In T. Rowe Price’s view, the range of outcomes in the equity market remains abnormally wide as we head into 2023. Fund management expects continued volatility in the markets, as investors react to new metrics as they are reported. Amid such uncertainty, Fund management believes there is risk in being too anchored to a particular macroeconomic outlook. In Fund management’s view, the balance of economic data suggests a recession could be imminent, although such an event is broadly anticipated, making the eventual recession arguably the “most consensus” one in history. T. Rowe Price believes that the severity of the recession will depend on the degree to which the Federal Reserve (the “Fed”) targets the labor market, which remained tight as of the end of the fiscal period, even as economic data weakened. Should the Fed “declare victory” at an inflation level above its stated target, the equity market could rally, in Fund management’s opinion. Conversely, Fund management’s view is that if the Fed’s aim is to disrupt the labor market, the equity market may move lower. In such an uncertain environment, T. Rowe Price believes it is important for the Fund to selectively lean into weakness and trim on strength. Fund management also expects to seek to maintain balance in the Fund’s portfolio, which, in Fund management’s view, could help make the Fund’s performance less dependent on a particular macroeconomic outcome and offer the potential for the Fund to outperform in a variety of markets.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/22
Wells Fargo & Co.	3.1%
The Southern Co.	3.0%
General Electric Co.	3.0%
American International Group, Inc.	2.5%
TotalEnergies SE	2.4%
Elevance Health, Inc.	2.4%
QUALCOMM, Inc.	2.1%
Sempra Energy	2.1%
Chubb Ltd.	2.0%
Johnson & Johnson	2.0%
24.6%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/22
Financial	25.1%
Consumer, Non-cyclical	23.9%
Industrial	10.2%
Energy	8.6%
Utilities	8.4%
Consumer, Cyclical	6.7%
Technology	6.3%
Communications	5.5%
Basic Materials	4.3%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-3.57%	7.06%	9.71%
Service Class	08/15/2008	-3.82%	6.79%	9.43%
Russell 1000 Value Index		-7.54%	6.67%	10.29%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class I shares returned -18.50%, underperforming the -18.11% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

For the one-year period ended December 31, 2022, energy and utilities were the strongest-performing sectors within the Index, returning 65.72% and 1.54%, respectively. The communication services and consumer discretionary sectors exhibited the worst performance across sectors, returning -40.40% and -37.03%, respectively.

In the first quarter of 2022, global equities were dominated by headlines surrounding high inflation and geopolitical unrest, which led to declines across developed and emerging markets. Continued high inflation, compounded by Russia’s invasion of Ukraine, led to a pullback in investor risk appetite. Headwinds for global financial markets continued in the second quarter, with negative returns in most major asset classes outside of cash. Elevated inflationary pressures led to increased investor expectations for monetary policy tightening throughout the quarter, which in turn heightened investor concerns on the economic growth outlook. Despite seeing double-digit gains by mid-August, U.S. equity markets ended with a loss for the third quarter, as investor hopes of a dovish Federal Reserve (the “Fed”) pivot evaporated following hawkish Fed leader rhetoric and more durable core inflation. Interest rates increased sharply in August and September, including a late-September rise stemming from U.K. financial stability concerns. Global markets finished the fourth quarter higher relative to the prior quarters, with investor sentiment buoyed by easing inflationary pressures. However, most major asset classes finished calendar-year 2022 with double-digit losses. Late in the calendar year, declining inflation levels allowed the Fed and European Central Bank to slow the pace of interest rate increases, but at fiscal year-end, a significant amount of uncertainty remained surrounding the future of global interest rates and the duration of restrictive monetary policy.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund generally uses equity futures to equitize/gain market exposure for relatively small amounts of cash in the Fund in order to minimize the uninvested cash balances and reduce the impact of any cash drag. There was no impact on the Fund’s performance due to the use of derivatives during the reporting period.

Subadviser outlook

Looking beyond the end of the fiscal period, Fund Management believes 2023 will likely be a turbulent year as inflation and monetary policy fears pivot to a weak global economy, but also to lower inflation and central bank pauses interest rate increases. Fund Management believes pockets of economic durability should limit a U.S. earnings slowdown in the upcoming fiscal year, with potential for sentiment-level upside.

*

The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/22
Apple, Inc.	6.0%
Microsoft Corp.	5.5%
Amazon.com, Inc.	2.3%
Berkshire Hathaway, Inc. Class B	1.7%
Alphabet, Inc. Class A	1.6%
UnitedHealth Group, Inc.	1.5%
Alphabet, Inc. Class C	1.4%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.4%
JP Morgan Chase & Co.	1.2%
24.0%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	23.2%
Technology	21.5%
Financial	15.5%
Communications	10.7%
Consumer, Cyclical	9.0%
Industrial	8.4%
Energy	5.4%
Utilities	3.1%
Basic Materials	2.2%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/1997	-18.50%	8.97%	12.09%
Class II	05/01/2000	-18.35%	9.14%	12.26%
Class III	05/01/2000	-18.23%	9.30%	12.42%
Service Class I	08/15/2008	-18.69%	8.70%	11.81%
S&P 500 Index		-18.11%	9.42%	12.56%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -4.69%, significantly outperforming the -19.13% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, strong stock selection drove the Fund’s relative results, particularly within the consumer discretionary, industrial, and financial sectors. This was partially offset by weak stock choices within the health care and materials sectors. Sector allocation, a residual of the Fund’s bottom-up stock selection process, also contributed to relative performance throughout the one-year period. Lack of exposure to communication services, an underweight allocation to information technology, relative to the benchmark, and an overweight allocation, relative to the benchmark, to consumer staples contributed the most. This was partially offset by a lack of exposure to the energy sector and an overweight allocation to the consumer discretionary sector.

With respect to specific Fund holdings, top relative contributors for the period included Northrop Grumman (industrials) and TJX Companies (consumer discretionary). Shares of U.S.-based aerospace and defense company Northrop Grumman rose on strength in the industry, as the conflict in Ukraine led to increased domestic military spending throughout the one-year period. Like its peers, as of the end of the fiscal period, growth was moderating for Northrop Grumman, as the B-21 and F-35 programs plateaued, and the U.S. government was shifting from unmanned aerospace platforms to space platforms, which Fund management expects to take time to play out. Shares of TJX Companies rose over the period due to solid demand, combined with good buying opportunities, as traditional retailers continued to experience inventory challenges. TJX Companies’ management remained focused on future profitability and their long-term goal to be a $60 billion revenue company.

Fund holdings that were among the top relative detractors for the period were Ecolab (materials) and Baxter International (health care). Not owning benchmark constituent ExxonMobil (energy) also proved beneficial for the Fund during the reporting period. Shares of U.S.-based chemical company Ecolab fell when growth stocks traded down during the reporting period after a strong run in 2021. The company grappled with inflation and the impact of supply chain disruptions – logistics and labor costs were also an issue for Ecolab during the course of the period. Baxter International underperformed in 2022 primarily because of continued inflationary pressures due to higher raw material costs, overhead costs, and difficulty securing critical components – specifically chips, due to ongoing chip shortages.

Subadviser outlook

Fund management observed that equity and bond markets both fell precipitously in 2022 over fears around rising interest rates and inflation. The Federal Reserve (the “Fed”) initially held that the early signs of inflation were probably temporary and isolated. However, in Fund management’s view, the eventual realization that inflation was not simply going away forced the Fed (and other central banks) to react late. Significant interest rate bumps chipped away at the foundation of the post-Great Financial Crisis bull market.

At fiscal year-end, in Fund management’s view, the Fund’s principal risk centered on whether the Fed can deftly manage a rate hike journey in 2023 without causing a recession. As of December 31, 2022, the Fund held its largest overweight allocations to the consumer staples and health care sectors, and it was most underweight in the information technology sector.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/22
The TJX Cos., Inc.	6.0%
NIKE, Inc. Class B	5.5%
Honeywell International, Inc.	5.2%
UnitedHealth Group, Inc.	5.1%
Visa, Inc. Class A	4.6%
PepsiCo, Inc.	4.6%
Chubb Ltd.	4.6%
Linde PLC	4.4%
Marsh & McLennan Cos., Inc.	4.4%
Danaher Corp.	4.4%
48.8%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	36.4%
Financial	18.7%
Consumer, Cyclical	15.4%
Industrial	12.9%
Basic Materials	8.1%
Technology	6.3%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	12/08/2011	-4.69%	11.59%	13.39%
Service Class I	05/01/2012	-5.02%	11.28%	13.09%
Russell 1000 Index		-19.13%	9.13%	12.37%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund’s subadviser is Thompson, Siegel & Walmsley LLC (TSW).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -14.58%, underperforming the -14.45% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, on a regional basis, a combination of unfavorable positioning and stock selection within the United Kingdom (“UK”) detracted most from the Fund’s relative returns. The UK was the benchmark’s top-performing region for the year, helped by energy representing the largest sector component. The Fund’s underweight exposure to the select companies in the rallying region and sector, relative to the benchmark, detracted from relative returns. Fund holding Persimmon Plc also weighed on returns. The UK homebuilder sold off after the UK housing secretary announced that developers would be responsible for an estimated £4 billion of cladding remediation; investor concerns over the UK economy also detracted from Persimmon’s returns during the period.

From a sector perspective, consumer discretionary weighed most on relative returns during the period. While the Fund’s underweight allocation to one of the market’s worst-performing sectors was additive, stock selection within the sector hampered results. Shares of Japanese conglomerate Sony Group Corporation detracted most after reporting mixed results over the course of the year. The company’s gaming segment faced higher costs following the Bungie studio acquisition as well as the continued supply shortage of PS5 consoles. However, Sony reported strong results across its other business segments.

Conversely, Europe contributed most to the Fund’s relative results during the period. Stock selection there was on full display, as an array of positions from various industries helped to drive the Fund’s performance. Most notable was Irish financial services company AIB Group PLC, which benefited from a relatively strong local economy and a rising interest rate environment during the one-year period. AIB nearly doubled consensus profit-before-tax expectations in the first half of the year due to an improved net interest margin and a €300 million credit write-back.

From a sector perspective, Fund holdings in the industrial sector contributed most to relative returns during the period. The contribution effects were spread among multiple positions from various industry groups – including aviation, defense, machinery, and conglomerate holdings. French aerospace company Dassault Aviation SA was the top performer among the Fund’s holdings for the fiscal period after the company announced a large military jet order by the Indonesian government in the first quarter of 2022. Shares of the company were further boosted following Russia’s invasion of Ukraine early in the fiscal period, as investors anticipated a rise in European defense spending.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

Subadviser outlook

Global stock markets mounted a recovery in the final months of 2022, but in TSW’s view, obvious catalysts for further broad-based gains are notably absent as 2023 begins. Fund management believes that central banks may continue to press the case against inflation, the pace of economic expansion could be underwhelming, and nervous caution will be the watchword for consumers and investors. However, TSW believes that, after a few turbulent prior years, global stock valuations appeared reasonable as of the end of the fiscal period. For instance, the MSCI All-Country World ex US Index, a broad measure of developed and emerging market stocks, returned less than 1% per year over the past five years in U.S. dollar terms, suggesting that prices for international stocks reflect low expectations. In Fund management’s view, this could be a good environment for a patient, value-focused investment style, and that returns for active investors over the next five years could be better than recent experience. In TSW’s opinion, TSW’s emphasis on stocks exhibiting attractive value and fundamentally improving operations is well-suited to challenging market conditions like those that TSW expects to exist in the coming fiscal period.

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/22
Novartis AG Registered	1.9%
Unilever PLC	1.9%
Sanofi	1.8%
TotalEnergies SE	1.8%
Anheuser-Busch InBev SA	1.8%
Siemens AG Registered	1.7%
Sony Group Corp.	1.7%
Roche Holding AG	1.7%
SAP SE	1.6%
Nestle SA Registered	1.6%
17.5%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	24.7%
Financial	20.4%
Industrial	13.6%
Technology	10.6%
Consumer, Cyclical	10.2%
Basic Materials	6.8%
Energy	6.2%
Communications	3.9%
Utilities	2.8%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-14.58%	-0.54%	2.62%
Service Class	08/15/2008	-14.87%	-0.79%	2.36%
MSCI EAFE Index		-14.45%	1.54%	4.67%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Equity Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -20.24%, underperforming the -18.11% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, stock selection within the information technology, financial, and consumer staples sectors was the primary driver of the Fund’s underperformance. This was partially offset by strong stock selection in the communication services sector, a moderate underweight to the consumer discretionary sector, and a moderate overweight to the industrial sector.

Fund holdings that were top detractors from relative performance during the fiscal period included Advanced Micro Devices, Airbnb, and Qualcomm. Advanced Micro Devices, a semiconductor company, saw weakened demand for the company’s consumer central processing unit (CPU) and graphics processing unit (GPU) businesses due to global macroeconomic headwinds. Airbnb, which operates an online marketplace focused on short-term home stays, underperformed, as the stock suffered in an environment that featured a combined sell-off of higher-growth, technology, and travel-related stocks. With respect to travel-related stocks, in Fund management’s view, fears of a weakening economy, in tandem with higher gasoline prices, hurt investor sentiment. Qualcomm – a provider of semiconductors, software, and services related to wireless technology – underperformed, as semi-conductor stocks, and technology stocks more broadly, fell out of favor with investors. The company was also affected by COVID-related headwinds in China, which caused weakness in the handset market that was important to Qualcomm’s growth plans.

Fund holdings that were top contributors to the Fund’s relative performance included two pharmaceuticals companies – Eli Lilly and AstraZeneca – and auto parts retailer, O’Reilly. Eli Lilly reported favorable data for its obesity drug, tirzepatide, and it also received Food and Drug Administration approval to use the drug for type 2 diabetes in adults. During the reporting period, pharmaceutical companies were generally viewed as defensive stocks, which investors favored during the equity sell-off. AstraZeneca reported solid earnings results and modestly raised its dividend during the fiscal period. O’Reilly reported solid earnings and did a significant stock buyback program that was well received during the fiscal period. The company’s business model was also considered relatively defensive, as car repairs are non-discretionary, and many consumers opted to pay for maintenance in lieu of buying a new vehicle in 2022’s generally uncertain economic environment.

Subadviser outlook

In the view of Fund management, as of the end of the fiscal year, the key questions going forward are for how long interest rates must be kept in restrictive territory, and whether the economy can avoid a recession. Fund management believes that the federal funds rate – the Federal Reserve’s overnight bank lending rate – will stay elevated for longer than the market would like, but that a significant recession is unlikely. Nonetheless, as of the close of the fiscal year, Invesco Advisers expected sluggish gross domestic product growth and pressure on corporate profits to last for a year or more. Fund management expects to continue to maintain its discipline around valuation, focusing on companies with competitive advantages and skilled management teams that are out-executing their peers.

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Equity Fund Largest Holdings (% of Net Assets) on 12/31/22
Microsoft Corp.	5.8%
Apple, Inc.	4.9%
JP Morgan Chase & Co.	3.6%
Exxon Mobil Corp.	3.1%
Prologis, Inc.	2.8%
United Parcel Service, Inc. Class B	2.7%
Netflix, Inc.	2.6%
UnitedHealth Group, Inc.	2.4%
VMware, Inc. Class A	2.2%
Equitable Holdings, Inc.	2.1%
32.2%

MML Fundamental Equity Fund Sector Table (% of Net Assets) on 12/31/22
Technology	22.2%
Consumer, Non-cyclical	20.9%
Financial	19.7%
Industrial	12.8%
Communications	10.0%
Energy	5.1%
Consumer, Cyclical	4.4%
Utilities	2.9%
Basic Materials	1.3%
Mutual Funds	1.1%
Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%
Net Assets	100.0%

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	12/08/2011	-20.24%	10.50%	13.04%
Service Class I	05/01/2012	-20.44%	10.22%	12.75%
S&P 500 Index		-18.11%	9.42%	12.56%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the subadviser believes are generally above $1 billion). The Fund’s subadviser is Boston Partners Global Investors, Inc. (Boston Partners).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -4.86%, outperforming the -7.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, stock selection and sector allocation both contributed to the Fund’s relative performance. The Fund experienced positive stock selection in the health care, financial, industrial, and consumer discretionary sectors during the fiscal period. In pharmaceuticals and health care, health insurers Cigna and UnitedHealthcare outperformed due to strong earnings and guidance as well as better-than-expected rate increases for government-sponsored insurance. In the financial sector, Fund holding Charles Schwab added value, as rising interest rates resulted in higher net interest income and the company announced a $15 billion share repurchase program. Within the industrial sector, aerospace and defense companies General Dynamics and Howmet outperformed after Russia’s invasion of the Ukraine, and expectations of increased defense budgets globally supported the sector. In consumer discretionary, AutoZone continued to gain market share with commercial customers, resulting in better-than-expected sales and earnings for this Fund holding during the fiscal period. During 2022, the company repurchased about 10% of its outstanding shares. Finally, sector allocation contributed to the Fund’s relative returns due to an overweight allocation to energy and health care, and underweight allocations to real estate and communication services.

Fund holdings within the technology, consumer staples, and communication services sectors detracted during the reporting period. In technology, semiconductor stocks Qualcomm and Micron lagged, as many investors were concerned about future demand in a potentially difficult 2023 economic environment. In consumer staples, consumer goods provider Procter & Gamble detracted, as the company experienced a cost/pricing squeeze during the Fund’s holding period; Fund management consequently eliminated Procter & Gamble from the Fund’s portfolio. Not owning low-growth, defensive food companies such as Archer Daniels-Midland and General Mills also hampered the Fund’s relative performance. In communication services, Alphabet and Meta Platforms underperformed, as online marketing spend slowed relative to expectations. From a sector allocation perspective, the Fund’s overweight allocation to the technology sector and its underweight allocation to utilities and consumer staples reduced relative returns during the fiscal year.

During the reporting period, Fund management increased the Fund’s exposure to the financial and energy sectors and reduced its positions in technology and communication services. In the financial sector, Fund management added to existing holdings, including JP Morgan and Bank of America, as Fund management believed that rising interest rates could help net interest margins and investment income. Within energy, Fund management added to its holdings oil services firm Halliburton, which was achieving strong pricing gains over the course of the fiscal period because of the lack of labor availability for services in the oil patch. In communication services, Fund management sold its position in Meta. The company had looked attractively priced on a historical basis, but Fund management’s expectation of acceleration in online ad revenue late in 2022 failed to materialize.

Subadviser outlook

Fund management will continue to focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts that Fund management believes could drive stock prices higher. Fund management’s emphasis on bottom-up security selection and sound fundamental analysis historically has led to alpha generation over time. With rising interest rates and an aggressive Federal Reserve determined to fight inflation, as of the end of the fiscal period, Fund management was increasingly concerned about the path of the economy in 2023. Fund management believes that declining inflation expectations are the key for a reversal in sentiment and potential multiple expansion.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/22
Johnson & Johnson	3.8%
JP Morgan Chase & Co.	3.7%
Berkshire Hathaway, Inc. Class B	3.5%
Bristol-Myers Squibb Co.	2.7%
Sanofi ADR	2.6%
The Charles Schwab Corp.	2.5%
ConocoPhillips	2.4%
AutoZone, Inc.	2.4%
Cigna Corp.	2.4%
CVS Health Corp.	2.3%
28.3%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	28.8%
Financial	18.7%
Industrial	12.4%
Energy	12.2%
Technology	9.7%
Communications	6.3%
Consumer, Cyclical	4.1%
Basic Materials	3.5%
Utilities	2.1%
Mutual Funds	0.0%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	08/10/2010	-4.86%	6.93%	9.93%
Service Class I	05/01/2012	-5.03%	6.67%	9.66%
Russell 1000 Value Index		-7.54%	6.67%	10.29%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund’s subadviser normally invests the Fund’s assets across different industries, sectors, countries, and regions, but the Fund’s subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class I shares returned -17.78%, outperforming the -18.14% return of the MSCI World Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of world equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection and an underweight allocation, relative to the benchmark, to both the information technology and consumer discretionary sectors contributed to the Fund’s relative performance for the one-year period ended December 31, 2022. Within the information technology sector, not owning shares of personal electronics maker Apple, software giant Microsoft, and computer graphics processor maker NVIDIA aided the Fund’s relative results. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla also strengthened the Fund’s relative results. Elsewhere, not owning shares of social networking service provider Meta Platforms contributed to the Fund’s relative performance. Additionally, overweight allocations to railway operator Canadian Pacific Railway, diversified technology and manufacturing company Honeywell International, and medical devices maker Boston Scientific aided the Fund’s relative returns. The Fund’s underweight position in shares of technology company Alphabet further benefited the Fund’s relative performance.

On the downside, not holding any stocks within the strong-performing energy sector detracted from the Fund’s relative performance for the reporting period. Within the sector, not owning shares of integrated energy companies ExxonMobil and Chevron also hurt the Fund’s relative returns. Stock selection in the health care sector weakened relative results as well. However, there were no individual stocks within this sector, either in the Fund’s portfolio or in the benchmark, that were among the Fund’s largest relative detractors during the fiscal period. Fund holdings in other sectors that dampened relative performance for the fiscal period included overweight positions in cable and broadband companies Liberty Broadband and Comcast, consulting and information technology services provider Accenture, diversified entertainment company Walt Disney, electrical distribution equipment manufacturer Schneider Electric (France), global banking and payments technology provider Fidelity National Information Services, paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), and machinery and industrial products manufacturer Kubota (Japan).

Subadviser outlook

In Fund management’s view, after a year of sharp swings in monetary policy and in the pricing of financial assets, 2023 started off in an environment of continued uncertainty. Fund management believes that central banks are starting to tame inflation; however, in Fund management’s view, there is perhaps a greater risk of policy error as the U.S. and global economies enter the next phase of monetary and fiscal policy moves, with large and continuous changes to interest rates, potentially followed by moderation as inflation starts to fall, offsetting the risk of recession.

After a decade of abundant liquidity, Fund management believes that the new period of quantitative tightening remains largely untested. In their view, the longer-term implications of the new monetary and fiscal regime are still not fully understood. Fund management expects that the volatility in currency markets, in tandem with concerns over military action in Europe (and threatened in Asia), potentially set the stage for volatility in the markets to remain high.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/22
Visa, Inc. Class A	3.1%
Thermo Fisher Scientific, Inc.	3.0%
Schneider Electric SE	2.9%
Roche Holding AG	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Honeywell International, Inc.	2.4%
Accenture PLC Class A	2.3%
Nestle SA Registered	2.3%
Medtronic PLC	2.3%
Comcast Corp. Class A	2.3%
25.7%

MML Global Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	34.1%
Industrial	17.8%
Financial	15.1%
Technology	10.1%
Communications	7.5%
Consumer, Cyclical	7.3%
Basic Materials	7.3%
Mutual Funds	2.1%
Total Long-Term Investments	101.3%
Short-Term Investments and Other Assets and Liabilities	(1.3)%
Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/2006	-17.78%	5.38%	8.59%
Class II	05/01/2006	-17.71%	5.39%	8.63%
Service Class I	08/15/2008	-18.00%	5.11%	8.33%
MSCI World Index		-18.14%	6.14%	8.85%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -0.31%, significantly outperforming the -7.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, the Fund’s relative performance was strong across the board, as 10 out of 11 sectors contributed positively. Strong stock selection in health care, information technology, and real estate, coupled with the Fund’s underweight allocation to information technology and real estate, added to relative performance. Conversely, consumer discretionary weighed modestly on the Fund’s relative performance, as headwinds from the Fund’s overweight allocation to the sector slightly outpaced positive stock selection.

The Fund benefited from holdings such as energy producer Hess Corporation, where firm commodity prices and increasing production volumes from their asset in Guyana helped propel shares and relative performance higher. During the fiscal period, the industry remained disciplined in adding more supply to the market, which in turn allowed for continued strong cash generation to fund share repurchases and dividend increases. Turning to other Fund holdings, pharmaceutical firm Merck & Co. reported strong results in their pharmaceutical and vaccine franchises during the fiscal year. Throughout the fiscal year, their animal health franchise also posted solid results, and collectively, cash generation was strong and continued to support attractive investments and returns to shareholders via dividends and share repurchases. Other top contributors to the Fund’s relative performance included multinational energy company Phillips 66, health insurer Cigna Corporation, and John Deere – a manufacturer of agricultural machinery, heavy equipment, forestry machinery, diesel engines, drivetrains used in heavy equipment, and lawn care equipment.

On the downside, Stanley Black & Decker, an industrial and tools business, pressured the Fund’s relative performance, as cost headwinds combined with slowing customer demand led company management to lower earnings guidance for this Fund holding. International Flavors & Fragrances, a global supplier of flavors and fragrances, weighed on the Fund’s relative performance, as inventory destocking, combined with volume headwinds, offset favorable pricing and pushed shares lower. Other Fund holdings that were top detractors during the fiscal period included Advance Auto Parts, financial services company Northern Trust, and cable television provider Altice USA, which Fund management eliminated from the Fund’s portfolio in the fourth quarter of 2022.

Subadviser outlook

Fund management believes that the reversal of the value sector’s fortunes over the last 18-24 months appears likely to persist for years to come, as value runs have historically lasted approximately 7 years on average. Despite the sector’s recent success, valuations for value stocks remain, in Fund management’s view, relatively cheap at a 16% discount to market and a 34% discount relative to growth. Historically, forward five-year returns for value at these levels of discount have been meaningfully positive relative to both the market and growth stocks.

In Fund management’s view, the normalization of higher interest rates, in response to inflation (which Fund management believes may remain higher than preferred by central banks), continues to further bolster confidence in Fund management’s view, as of the end of the fiscal period, that value is well-positioned moving into 2023.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/22
Merck & Co., Inc.	4.0%
Philip Morris International, Inc.	3.4%
Phillips 66	3.2%
Air Products & Chemicals, Inc.	3.1%
UnitedHealth Group, Inc.	3.1%
Hess Corp.	3.0%
Raytheon Technologies Corp.	2.8%
Cigna Corp.	2.6%
Chubb Ltd.	2.6%
The Allstate Corp.	2.5%
30.3%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	28.7%
Financial	19.7%
Industrial	11.8%
Energy	10.2%
Basic Materials	8.1%
Technology	7.0%
Consumer, Cyclical	6.1%
Utilities	5.0%
Communications	2.6%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-0.31%	7.34%	10.23%
Service Class	08/15/2008	-0.59%	7.06%	9.95%
Russell 1000 Value Index		-7.54%	6.67%	10.29%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. The Fund’s two subadvisers are Harris Associates L.P. (Harris), which managed approximately 34% of the Fund’s portfolio; and Massachusetts Financial Services Company (MFS), which managed approximately 66% of the Fund’s portfolio, as of December 31, 2022.

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -15.10%, underperforming the -14.45% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. The Fund underperformed the -14.29% return of the MSCI World Index ex USA, which measures the performance of the large- and mid-cap segments of world, excluding U.S. equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Harris component of the Fund, Fund management’s bottom-up approach in selecting stocks results in country and sector allocations as a component of the stock selection process. For the one-year period ended December 31, 2022, with respect to country performance relative to the benchmark, country weightings detracted from results, while stock selection contributed. Relative sector performance was negatively impacted by sector weightings, while stock selection contributed to the Fund’s overall results. From a geographic perspective, the Fund component’s exposure to South Korea detracted the most from the Fund’s relative performance – as both underlying holdings lost value during the period – followed by the U.K., where nine of 13 underlying holdings lost value during the period. Mexico and South Korea were the largest negative absolute detractors to the Fund’s performance for the fiscal year. Stock selection in China and Japan contributed positively to the Fund’s relative performance for the fiscal year. Stock selection in India and Denmark were the largest absolute contributors to the Fund’s performance, as a result of the underlying holding in each country gaining value. From a sector perspective, stock selection in financials and a lack of exposure to the energy sector detracted most from the Fund’s relative performance for the fiscal year. In the Fund’s investment in the financial sector, eight of 12 underlying holdings negatively impacted the Fund’s performance. The Fund’s investments in the technology and communication services sector delivered the largest negative returns from a sector perspective and detracted from the Fund’s performance. The industrials and materials sectors generated the best relative performance for 2022, both due to a lower-than-benchmark weighting and positive stock selection. Within the industrial sector, four of the sector’s 15 underlying holdings gained value, led by Sandvik. In materials, five of six underlying holdings gained value, led by Glencore. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of year end, currency hedges contributed slightly to the Fund component’s performance for the year.

For the MFS segment of the Fund, stock selection in the health care sector weighed on relative performance. Within the sector, not owning strong-performing biopharmaceutical company AstraZeneca (United Kingdom) and an overweight allocation, relative to the benchmark, to imaging products and medical-related equipment manufacturer HOYA (Japan) hurt the Fund’s relative results. The Fund component’s underweight allocation to the energy sector also held back relative performance. There, not owning global energy and petrochemicals company Shell (United Kingdom) and integrated energy and petroleum company Total (France) weakened the Fund’s relative results. Security selection and an overweight position in the industrial sector further dampened the Fund’s relative returns, led by overweight allocations to electrical distribution equipment manufacturer Schneider Electric (France), machinery and industrial products manufacturer Kubota (Japan), and air conditioning system manufacturer Daikin Industries (Japan). Fund component holdings that weakened the Fund’s relative returns included semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), which is not a benchmark constituent, and an overweight position in consulting services provider Capgemini (France). Not owning shares of mining giant BHP Billiton (Australia) also hampered

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

the Fund’s results. Stock selection in the financial sector contributed to the Fund’s relative performance, led by the Fund component’s overweight positions in insurance company AIA Group (Hong Kong), stock exchange Deutsche Boerse (Germany), investment management and banking firm UBS (Switzerland), and insurance provider Zurich Insurance Group (Switzerland). Stock selection in both the consumer discretionary and information technology sectors also supported the Fund’s relative returns. Within the consumer discretionary sector, the Fund component’s overweight position in food catering company Compass Group (United Kingdom) aided relative returns. Within the information technology sector, not owning shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands) strengthened the Fund’s relative performance. Elsewhere, the Fund component’s overweight allocations to cosmetic products manufacturer Beiersdorf (Germany), pharmaceutical company Novo Nordisk (Denmark), and oil and gas company Galp Energia (Portugal) further bolstered relative returns. During the reporting period, the Fund component’s relative currency exposure, resulting primarily from differences between the Fund component’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to the Fund’s relative performance.

Subadviser outlook

While Harris recognizes the challenges facing investors with the current state of financial markets, Harris believes that the lower and more widely dispersed valuations in the market at fiscal year-end allowed Fund management to redeploy capital into increasingly attractive investments. As of the end of the fiscal period, Fund management was optimistic that these decisions have the potential to sow the seeds of future outperformance. Harris remains focused on building a high-conviction Fund portfolio of undervalued businesses that Fund management believes could provide both a margin of safety and the potential for attractive risk-adjusted returns over the long term.

In MFS’s view, after a year of sharp swings in monetary policy and in the pricing of financial assets, MFS observes that 2023 started off in an environment of continued uncertainty. Fund management believes that central banks are starting to tame inflation; however, in Fund management’s view, there is perhaps a greater risk of policy error as the U.S. and global economies enter the next phase of monetary and fiscal policy moves, with large and continuous changes to interest rates, potentially followed by moderation as inflation starts to fall, offsetting the risk of recession. After a decade of abundant liquidity, MFS believes that the new period of quantitative tightening remains largely untested. In their view, the longer-term implications of the new monetary and fiscal regime are still not fully understood. Fund management expects that the volatility in currency markets, in tandem with concerns over military action in Europe (and threatened in Asia), potentially set the stage for volatility in the markets to remain high.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/22
Nestle SA Registered	2.5%
Roche Holding AG	2.2%
Schneider Electric SE	2.0%
SAP SE	2.0%
Intesa Sanpaolo SpA	1.9%
Air Liquide SA	1.8%
Capgemini SE	1.7%
Bayer AG Registered	1.7%
Novo Nordisk A/S Class B	1.7%
LVMH Moet Hennessy Louis Vuitton SE	1.7%
19.2%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	28.9%
Financial	18.4%
Consumer, Cyclical	15.6%
Industrial	15.0%
Technology	7.5%
Communications	5.1%
Basic Materials	5.0%
Energy	1.8%
Utilities	0.9%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 01/07/2014	Since Inception 05/01/2014
Class II	01/07/2014	-15.10%	-1.03%	2.21%
Service Class I	05/01/2014	-15.35%	-1.30%		1.69%
MSCI EAFE Index*		-14.45%	1.54%	2.97%	2.69%
MSCI World Index ex USA		-14.29%	1.79%	3.05%	2.74%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund. The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -27.55%, outperforming the -29.14% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, stock selection in the communication services, health care, industrial, consumer staples, consumer discretionary, and financial sectors – as well as the Fund’s allocations to the health care, consumer discretionary, industrial, information technology, and financial sectors – contributed to relative returns. Stock selection in the information technology sector, as well as the Fund’s allocations to the communication services and consumer staples sectors, detracted from relative performance.

With respect to specific Fund holdings, Vertex Pharmaceuticals and Monster Beverage were the top contributors. As of the end of the fiscal period, Vertex Pharmaceuticals (“Vertex”) was a leader in creating therapies for patients suffering from cystic fibrosis (CF). Vertex reported financial results during the period that reflected the continued penetration of TRIKAFTA®, its latest and most efficacious CF therapy. Fund management trimmed the Fund’s position in Vertex during the reporting period following the strong performance. As of the end of the fiscal period, Monster Beverage was a leading marketer and distributor of energy drinks in the U.S. and internationally. The company reported strong sales growth during the period, but faced pressure on profitability due to materials cost inflation, increased logistics costs, and can shortages. In the U.S., the company returned to share gains and market share leadership at fiscal year-end, despite increasing pricing by 6% in September 2022. Outside of the U.S., Monster continued to take market share and demonstrated impressive sales growth during the fiscal year. Fund management trimmed the Fund’s position in Monster Beverage during the reporting period following strong price performance.

Fund holdings that hampered performance the most during the reporting period were Meta Platforms and Nvidia. Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. Over the past year, Meta faced headwinds arising from privacy restrictions imposed by Apple, the continued impact of macro weakness on advertising spending, and elevated investments, including a transition to a new product format – short-form video – where monetization was lower. Fund management took advantage of near-term market weakness to add to the Fund’s position in Meta on multiple occasions during the fiscal year. Nvidia is a world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery. Nvidia shares were under pressure throughout 2022, given the weak market backdrop, despite reported financial results that were generally better than consensus expectations – and included multiple quarterly revenue records in the company’s gaming, data center, and professional visualization segments. However, for the last two quarters of 2022, the company experienced lower demand for its gaming cards, which reflected global demand for PCs returning to pre-pandemic levels after a period of excess, and the impact of macroeconomic weakness and COVID-19 restrictions on consumer spending in China. In late August, Nvidia also reported that the U.S. government restricted its ability to sell its leading AI chips to China over concerns that the technology could be leveraged by the Chinese military. The company moved quickly to redesign and ship its A800 chip, which provides Chinese companies with a viable alternative that does not violate U.S. government restrictions.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The Fund’s investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of Fund management’s process is designed to lead to a lower turnover portfolio, where sector positioning is the result of stock selection. At year end, the Fund was overweight in the communication services, health care, industrial, and financial sectors – and underweight in the information technology, consumer staples, and consumer discretionary sectors. The Fund did not have exposure to stocks in the energy, real estate, materials, or utilities sectors. Fund management remains committed to its long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/22
Visa, Inc. Class A	6.7%
The Boeing Co.	6.4%
Meta Platforms, Inc. Class A	5.0%
Microsoft Corp.	5.0%
Oracle Corp.	4.8%
NVIDIA Corp.	4.7%
Amazon.com, Inc.	4.2%
Monster Beverage Corp.	4.1%
Netflix, Inc.	4.0%
Autodesk, Inc.	3.6%
48.5%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/22
Communications	26.9%
Technology	23.8%
Consumer, Non-cyclical	23.1%
Industrial	9.3%
Financial	8.4%
Consumer, Cyclical	8.1%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-27.55%	7.84%	11.54%
Service Class	08/15/2008	-27.73%	7.59%	11.27%
Russell 1000 Growth Index		-29.14%	10.96%	14.10%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -12.05%, significantly outperforming the -18.11% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market. The Index is the Fund’s benchmark. The Fund also outperformed the -13.01% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

The Fund began 2022 with full index put option coverage. As the equity market began its decline early in the year and implied volatility climbed, the Fund’s investment team began to identify opportunities to monetize higher volatility being priced into index put contracts, preserve index put gains in the event of a sudden and sharp market recovery, and to help position the Fund for attractive outcomes in a wider range of market scenarios. Fund management made these adjustments while keeping the Fund’s market exposure relatively consistent with its historical risk profile.

During the first quarter of 2022, the investment team reduced the Fund’s put coverage to an intra-quarter low range of 65% to 80% before incrementally adding index put options and restoring full put coverage by the quarter-end. During the second quarter, active adjustments were aimed at preserving index put gains in the event of a sudden and sharp market recovery, while maintaining the Fund’s typical risk profile. Put coverage reached an intra-quarter low range of 65% to 80%, a range that was maintained from mid-May through the end of the second quarter. In the third quarter, Fund management executed adjustments to put coverage in an effort to position the Fund for attractive outcomes in a wide range of market scenarios, while keeping the Fund’s market exposure relatively consistent. Put coverage reached an intra-quarter high range of 80% to 95% before adjustments in September brought coverage into a range of 65% to 80%, a level maintained through the end of the third quarter. During the final quarter of 2022, the investment team increased the Fund’s put coverage to a range of 80% to 95% on October 31 and restored full put coverage on November 8, which was maintained through December 31. Fund management executed the increases in put coverage in tandem with an adjustment to existing index put positions. These changes improved the loss mitigation potential of the index put portfolio, while lowering the overall potential annualized cost of puts. Index put option contracts were traded in advance of their expirations, while keeping weighted-average time to expiration relatively extended.

*

The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund maintained a portfolio of written index call options on the full value of its equity holdings over the course of the year, while making active adjustments to positions in response to deteriorating market conditions and opportunistically taking advantage of the higher implied volatility that was priced into longer-dated contracts to enhance cash flow potential. The term structure of volatility pricing was highly dynamic over the year and the investment team generally extended weighted-average time to expiration when term structure was steep and shortened when term structure was inverted or flat.

Subadviser outlook

Based on Gateway’s historic experience in the market, in Gateway’s view, the equity market has delivered well-above-average returns after drawdowns exceeding 20%. On the other hand, Gateway believes that investors who worry that stocks will have difficulty delivering enough near-term earnings growth to justify still-lofty valuations can justify their concerns in more ways than one. In particular, in Gateway’s view, as of the end of the fiscal period, supply chains and labor markets had yet to reach full repair and recent data as of the end of the fiscal period has shown that Americans were spending down their COVID savings. Consequently, Fund management believes that consumer balance sheets could deteriorate in short order, putting a damper on consumer demand and diminishing a key driver of economic growth.

Fund management notes that elevated equity market volatility and higher short-term interest rates increase index call option premiums like those written by the Fund. In Fund management’s view, higher index call option premiums could potentially improve the net cash flow generated by the Fund’s two-part option strategy. If current levels of volatility and interest rates persist, or move higher, Fund management believes that the Fund’s net cash flow may continue to be an attractive source of lower-risk participation in a potential equity market recovery, while possibly providing downside protection if there are additional losses between the end of the 2022 fiscal year and the ultimate recovery of the equity market.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/22
Apple, Inc.	6.0%
Microsoft Corp.	5.5%
Amazon.com, Inc.	2.3%
Berkshire Hathaway, Inc. Class B	1.7%
Alphabet, Inc. Class A	1.6%
UnitedHealth Group, Inc.	1.5%
Alphabet, Inc. Class C	1.4%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.4%
JP Morgan Chase & Co.	1.2%
24.0%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	23.1%
Technology	21.4%
Financial	15.4%
Communications	10.7%
Consumer, Cyclical	8.9%
Industrial	8.3%
Energy	5.4%
Utilities	3.1%
Basic Materials	2.1%
Purchased Options	1.0%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2000	-12.05%	2.22%	4.81%
Service Class	08/15/2008	-12.27%	1.97%	4.54%
S&P 500 Index*		-18.11%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 78% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 22% of the Fund’s portfolio, as of December 31, 2022. In addition, T. Rowe Price Investment Management serves as a sub-subadviser for the portion of the portfolio subadvised by T. Rowe Price.

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -25.11%, outperforming the -26.72% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s Initial Class shares -25.11% return significantly underperformed the -13.06% return of the S&P MidCap 400® Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2022, within the T. Rowe Price component of the Fund, broadly speaking, stock selection and sector allocation contributed to the Fund component’s relative results. At the sector level, information technology, health care, and communication services aided relative returns, while the energy and financial sectors detracted from the Fund’s relative performance. The information technology sector was a significant contributor to the Fund’s relative performance, due to stock selection and an underweight position, relative to the benchmark. Shares of Fund component holding KLA Corporation, a capital equipment company that provides control systems for the semiconductor industry, held up better than industry peers over the fiscal period. In health care, security selection had a positive impact on relative results, driven by Hologic, a medical technology company focused on women’s health that makes screening, detection, and treatment products. Communication services also aided the Fund’s relative returns, owing to an underweight allocation to the sector, coupled with favorable stock choices. In contrast, an underweight allocation to the energy sector detracted from the Fund’s relative performance. The financial sector also detracted, due to adverse security choices, although this was partially offset by an overweight allocation to the sector.

With respect to the Wellington Management Fund component, Fund component holdings that were top individual contributors to relative performance during the period included Gartner (information technology) and BWX Technologies (industrials). Gartner, an IT research and advisory services company, saw its share price increase after the company reported second-quarter 2022 earnings that beat expectations, driven by double-digit growth in contract value, revenue, and adjusted earnings-per-share. The share price of BWX Technologies – a nuclear components and fuel provider for the commercial nuclear power industry – rose over the fiscal period, as defense companies and weapon manufacturers benefited from increases in government defense budgets in the aftermath of Russia’s invasion of Ukraine. Fund component holdings that detracted most from relative returns during the reporting period included Omnicell (health care) and Align Technology (health care). The share price of Omnicell, a medication management software provider, fell sharply after the company released second-quarter results that missed expectations due to delivery delays. Align Technology is a leader in the clear and removable teeth aligner market with their Invisalign System. Their share price declined after management missed consensus estimates amid lower visibility.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Based on T. Rowe Price’s historic experience in the market, T. Rowe Price believes that prospects for U.S. equities will continue to be murky as we head into 2023, with the continued challenging economic backdrop. While Fund management notes that they are unsure if the market will fall to new lows in the upcoming fiscal year, they believe that much depends on the Federal Reserve (the “Fed”) and the world’s other major central banks as they continue efforts to bring inflation under control by hiking interest rates and draining liquidity from the markets. While T. Rowe Price, based on its historic experience in the market, has observed that Fed escalation cycles generally result in market underperformance, especially when inflation is running high, their view is that investors should not assume that a deep downturn is inevitable. Regardless of the environment, T. Rowe Price’s focus remains on owning quality companies with durable growth prospects and prudent balance sheets.

Wellington Management believes the volatile market environment has created more potential opportunities for active management to generate excess return. Near term, Fund management expects an increasingly challenging macroeconomic backdrop, given the Fed’s resolve to tame inflation at the cost of lower growth. However, the resilience of the labor market and early signs of supply chain bottlenecks easing give Wellington Management some confidence in the growth outlook beyond the immediate future. Fund management is increasingly focused on identifying higher-quality businesses that, in their opinion, could be more resilient during a down cycle, while having the potential to outperform as the environment stabilizes and turns more favorable.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/22
Agilent Technologies, Inc.	3.5%
Hologic, Inc.	2.4%
Microchip Technology, Inc.	2.2%
Hilton Worldwide Holdings, Inc.	2.1%
Textron, Inc.	1.8%
Teleflex, Inc.	1.8%
Ingersoll Rand, Inc.	1.8%
Burlington Stores, Inc.	1.6%
KLA Corp.	1.6%
Gartner, Inc.	1.5%
20.3%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	29.9%
Industrial	18.9%
Technology	18.5%
Consumer, Cyclical	14.8%
Financial	5.9%
Communications	5.1%
Energy	3.5%
Basic Materials	0.5%
Mutual Funds	0.1%
Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%
Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-25.11%	6.46%	11.61%
Service Class	08/15/2008	-25.31%	6.20%	11.34%
Russell Midcap Growth Index*		-26.72%	7.64%	11.41%
S&P MidCap 400 Index		-13.06%	6.71%	10.78%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -1.33%, significantly outperforming the -12.03% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, stock choices in the health care sector positively impacted the Fund’s performance, relative to the benchmark, particularly in the health care providers and services industry. Stock selection in the information technology sector, and within the IT services industry in particular, also benefited the Fund’s performance. In contrast, security selection in the energy sector detracted from the Fund’s relative results. A lack of exposure to Occidental Petroleum and other names from the oil, gas, and consumable fuels industry also hindered the Fund’s performance.

Fund holdings that were key contributors to performance during the reporting period included Reinsurance Group of America and Devon Energy. Global life and health reinsurance company Reinsurance Group of America reported better-than-expected quarterly earnings throughout the fiscal period, with strong core business performance. The company also reported better-than-expected COVID-19-related losses throughout the fiscal period. Shares of oil and gas exploration and production company Devon Energy outperformed, as commodity prices continued to rise amid a fundamentally tight market and geopolitical tensions. This boosted Devon’s free cash flow generation and helped the company make large dividend payments, buy back stock, and pay down debt.

Fund holdings that were key detractors included Advance Auto Parts and T. Rowe Price Group. Advance Auto Parts, an automotive replacement parts retailer, underperformed after announcing weaker-than-expected quarterly earnings and a reduced cash flow outlook for fiscal year 2023. These results were impacted by higher-than-expected inventory needs to serve its commercial automotive repair customers. Following outperformance in the third quarter of 2021, shares of asset management firm T. Rowe Price Group declined on lower equity markets. The company also reported continued outflows in assets under management in December.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Fund used currency forwards to hedge non-U.S. exposure. There was not a material impact on performance as a result of the Fund’s use of derivatives.

Subadviser outlook

The Fund seeks to invest in companies where Fund management believes the valuation does not reflect the quality and normal earnings power of the company. American Century’s process is generally based on individual security selection, but broad themes emerged during the reporting period. Their research led Fund management to several health care stocks that they believed to offer compelling risk/reward profiles. Due to Fund management’s belief in the potentially attractive valuations in consumer staples, as of fiscal year-end, the Fund held select companies in consumer staples that Fund management believes are trading at a discount to their intrinsic value. As of December 31, 2022, the Fund had an underweight allocation to consumer discretionary because of the difficulty of finding higher-quality companies with durable business models. The Fund also held an underweight allocation to information technology, largely due to valuations that Fund management viewed as stretched.

As we enter 2023, Fund management notes that we continue to face challenging macroeconomic and geopolitical conditions. In the event of a recession, Fund management believes that companies with low debt and steady revenues may be better positioned to grow and maintain their competitive edge, despite any economic headwinds.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/22
Zimmer Biomet Holdings, Inc.	3.0%
Northern Trust Corp.	2.7%
The Bank of New York Mellon Corp.	2.6%
Edison International	2.2%
The Allstate Corp.	2.1%
Spire, Inc.	2.0%
Koninklijke Ahold Delhaize NV	1.9%
Oshkosh Corp.	1.9%
Conagra Brands, Inc.	1.8%
Truist Financial Corp.	1.7%
21.9%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/22
Financial	28.0%
Consumer, Non-cyclical	21.1%
Industrial	15.1%
Consumer, Cyclical	10.4%
Utilities	8.9%
Communications	4.3%
Energy	4.1%
Technology	3.4%
Basic Materials	2.1%
Mutual Funds	1.2%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-1.33%	6.81%	11.12%
Service Class	08/15/2008	-1.56%	6.54%	10.84%
Russell Midcap Value Index		-12.03%	5.72%	10.11%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -23.15%, outperforming the -26.36% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s Initial Class shares -23.15% return underperformed the -20.44% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection was the primary driver of the Fund’s relative outperformance for the one-year period ended December 31, 2022. Selection was strongest within the health care, industrial, and information technology sectors – while weaker selection within communication services and utilities detracted from results. Sector allocation, a residual of the Fund’s bottom-up stock selection process, contributed to relative performance, led by the Fund’s underweight allocations, relative to the benchmark, to the health care, information technology, and consumer discretionary sectors. This was partially offset by underweight allocations to the energy and utilities sectors.

Fund holdings that were top relative contributors to the Fund’s performance during the period included First Solar (energy) and Viper Energy Partners (energy). First Solar, a manufacturer of solar panels, was both the top relative and absolute contributor to the Fund’s performance. Shares of the company climbed higher during the period after the company experienced strong tailwinds following the signing of the Inflation Reduction Act, which includes a significant investment in climate and energy policy. Fund management eliminated the position during the period. Shares of Viper Energy Partners – which owns, acquires, and exploits oil and natural gas properties – traded higher after the company reported earnings above expectations, driven by an increase in oil-equivalent production volumes and higher realizations of commodity prices.

Fund holdings that were among the top relative detractors for the period included Rapid7 (information technology) and Omnicell (health care). Rapid7 was both the top relative and absolute detractor. Rapid7 shares fell during the period after the cybersecurity solutions provider reported earnings results below expectations and sold off along with the software sector more broadly. Shares of Omnicell, a multinational health care technology company, fell during the period, as the company delivered disappointing third-quarter results and lowered its fiscal-year guidance. Demand for the company’s point-of-care products was delayed, impacted by labor challenges and deferred bookings.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management notes that, in their view, 2022 was categorized by market volatility unlike anything experienced in the last several years, if not decades. A land-based war in Ukraine, aggressive Federal Reserve (the “Fed”) tightening, and an inflation report in excess of 9% are just a few examples of the conditions causing volatility. While, in Fund management’s view, investors seemed braced for a recession at fiscal year-end, Fund management believes that, as of the end of the fiscal year, the timing and magnitude of any recession are still unknown. In Fund management’s view, the large market swings experienced in 2022 are a result of market participants weighing the impacts of persistent inflation, recession, and the Fed’s reaction function. Given this uncertainty, at fiscal year-end, Fund management planned to remain disciplined within the Fund’s upside/downside valuation framework, balancing exposures to emerging and re-emerging growth companies. At the same time, they were positioning the Fund to be able to recover strongly when the market turns positive.

At the end of 2022, the Fund held its largest overweight allocations to the industrials and health care sectors and its greatest underweight allocations to the information technology, utilities, and materials sectors. As compared to 2021, Fund management believes that the most notable shifts in the Fund’s positioning included increasing the Fund’s allocations to health care and consumer staples and decreasing its exposure to information technology.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/22
Fluor Corp.	2.0%
Viper Energy Partners LP	1.6%
Chord Energy Corp.	1.6%
Cabot Corp.	1.5%
Ameris Bancorp	1.4%
Calix, Inc.	1.4%
Haemonetics Corp.	1.4%
Sitio Royalties Corp.	1.3%
Applied Industrial Technologies, Inc.	1.3%
Wingstop, Inc.	1.3%
14.8%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	26.3%
Financial	16.8%
Industrial	16.0%
Consumer, Cyclical	13.4%
Technology	10.0%
Energy	6.7%
Communications	4.6%
Basic Materials	2.6%
Utilities	2.2%
Mutual Funds	1.5%
Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/03/1999	-23.15%	7.40%	11.44%
Service Class	08/15/2008	-23.35%	7.13%	11.16%
Russell 2000 Growth Index*		-26.36%	3.51%	9.20%
Russell 2000 Index		-20.44%	4.13%	9.01%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -14.78%, underperforming the -14.48% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund outperformed the -20.44% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, the benchmark’s worst-performing sectors were communication services and health care. The Fund held underweight allocations to both sectors, relative to the benchmark, which added to the Fund’s relative returns. The best-performing sectors in the benchmark were the energy and utilities sectors. The Fund’s underweight positions in both sectors was detrimental to the Fund’s full-year results.

Hampering the Fund’s performance for the year were its allocations to, and selection decisions within, the energy sector. An overweight allocation to the information technology sector also detracted for the fiscal period, as did stock selections in the consumer staples sector. In the energy sector, the Fund’s large underweight allocation to the oil, gas, and consumable fuels industry was a leading source of underperformance for the fiscal period, but a lack of exposure to two strong-performing exploration and production companies, Antero Resources and Ovintiv, also detracted. In consumer staples, the Fund’s relatively large position in Spectrum Brands Holdings, which is not in the benchmark, was the main detractor for the fiscal period. This household goods company lagged during most of the period as general concern that the government would block the planned sale of its hardware and home improvement business weighed on the stock until late in the year.

On the positive side, the Fund primarily benefited from stock selection within, and its allocation to, the health care sector during the fiscal period. Fund holdings within, and its allocation to, the real estate sector also proved beneficial to the Fund’s returns for the fiscal period, while Fund holdings in the industrial and financial sectors also contributed. In health care, the Fund’s lack of exposure to the biotechnology industry was the primary driver of the contribution to the Fund’s performance, but in the health care providers and services industry, Fund holdings Patterson Cos. and Apria proved beneficial. In the real estate sector, an underweight to the equity real estate investment trust (REIT) industry was the primary driver of the contribution to the Fund’s performance, while a position in Getty Realty, a REIT that specializes in commercial real estate, also drove results. In the industrial sector, two Fund holdings in the building products industry, Cornerstone Building Brands and Colombian glassmaker Tecnoglass, which is not in the benchmark, were the main contributors to the Fund’s performance. In the financial sector, the decision to avoid exposure to the mortgage REITs industry was also advantageous.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During 2022, the Fund bought foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities. There was no material effect on performance from the use of these derivatives.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The Fund generally seeks to invest in companies where American Century believes the valuation does not reflect the quality and normal earnings power of the company. American Century’s process is based on individual security selection, but broad themes have emerged. As of December 31, 2022, the Fund’s largest overweight was in the information technology sector, driven by Fund management’s conviction in a number of unique and attractively valued opportunities. The Fund’s largest underweight was in the health care sector, on Fund management’s belief that valuations in the space were not presenting attractive risk/reward opportunities. A significant portion of the underweight in the health care sector was driven by the Fund’s lack of exposure to the biotechnology industry, which saw a material reweighting higher with the rebalancing of the benchmark at the end of the second quarter of 2022.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/22
Coherent Corp.	2.6%
Spectrum Brands Holdings, Inc.	2.3%
Old National Bancorp	2.3%
Graphic Packaging Holding Co.	2.3%
Teradata Corp.	2.3%
EVERTEC, Inc.	2.1%
Skyline Champion Corp.	2.1%
Tapestry, Inc.	2.0%
F.N.B. Corp.	2.0%
Avnet, Inc.	2.0%
22.0%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/22
Financial	33.4%
Industrial	19.3%
Consumer, Cyclical	18.0%
Consumer, Non-cyclical	14.3%
Technology	7.1%
Energy	2.7%
Communications	1.8%
Basic Materials	1.6%
Utilities	1.5%
Mutual Funds	0.1%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	02/27/2009	-14.78%	4.99%	8.98%
Service Class I	02/27/2009	-15.06%	4.71%	8.70%
Russell 2000 Value Index*		-14.48%	4.13%	8.48%
Russell 2000 Index		-20.44%	4.13%	9.01%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class Shares returned -15.69%, underperforming the -13.08% return of the Russell 2500TM Value Index (the “benchmark), which measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, both security and sector selection detracted from the Fund’s relative performance. Security selection within the consumer staples sector detracted from, whereas stock selection in the technology sector contributed to, the Fund’s performance. An underweight allocation, relative to the benchmark, to the energy sector hampered the Fund’s returns, while an underweight allocation to the real estate sector contributed.

With respect to specific Fund holdings, Hain Celestial (an American food company whose main focus is natural foods and botanically based personal care products) detracted from the Fund’s performance, after reporting disappointing fiscal third- and fourth-quarter results. In 2022, the company faced challenges as a result of cost inflation, supply-chain headwinds, and weakness in European consumer spending. Contract research organization Syneos Health also detracted from the Fund’s performance after reporting disappointing third-quarter 2022 results and lowering its estimates for 2023. The company’s forward guidance was predicated on weak bookings due to reduced spending by its large and mid-size pharmaceutical customers for contracted research services. Tire manufacturer Goodyear Tire & Rubber Company declined due to investor concerns about the company’s ability to raise prices to offset cost inflation, detracting from the Fund’s performance. The company beat estimates for the first two quarters of 2022, but missed third-quarter 2022 estimates and gave a disappointing fourth-quarter outlook.

Certain Fund holdings contributed to the Fund’s performance during the year. These included HF Sinclair, an oil refiner and manufacturer of lubricants, which benefited from a sharp increase in refining margins driven by turmoil in the energy markets after the Russian invasion of Ukraine. The company’s shares were additionally rewarded for the successful closing of the acquisition of The Sinclair Companies by HollyFrontier, a subsidiary of HF Sinclair. Acadia Healthcare, a behavioral health care provider, contributed to the Fund’s performance after reporting strong second-quarter 2022 earnings. Coterra Energy, a domestic energy exploration and production company, also helped to drive the Fund’s full-year results. The company benefited from the broad outperformance of the energy industry during the first half of 2022.

Subadviser outlook

Based on Fund management’s historic experience, Fund management believes that the past three years have been among the most volatile in recent memory. The market has grappled with shocks ranging from a global pandemic to the return of inflation. Certain of investors’ long-standing assumptions have come into question – with globalization seeming to reverse, energy and supply chain security driving company and countries’ spending, and a new era of structurally higher interest rates likely. While Fund management expects volatility to persist, they believe it could be reduced relative to the past few years. In their view, equity performance in the fourth quarter of 2022 seems to support this, as markets cheered improved inflationary data. While Fund management expects further shocks in 2023, their belief is that these market moves could suggest investors have begun to adjust to this new “normal.”

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/22
Berry Global Group, Inc.	1.9%
First Citizens BancShares, Inc. Class A	1.7%
IDACORP, Inc.	1.7%
Comerica, Inc.	1.6%
Integra LifeSciences Holdings Corp.	1.6%
Zions Bancorp NA	1.5%
Tapestry, Inc.	1.5%
Envista Holdings Corp.	1.5%
First Hawaiian, Inc.	1.5%
PulteGroup, Inc.	1.5%
16.0%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/22
Financial	29.8%
Industrial	21.0%
Consumer, Cyclical	16.0%
Consumer, Non-cyclical	12.8%
Technology	6.6%
Basic Materials	5.1%
Energy	3.5%
Utilities	2.5%
Communications	2.1%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-15.69%	4.18%	9.54%
Service Class	08/15/2008	-15.89%	3.92%	9.27%
Russell 2500 Value Index		-13.08%	4.75%	8.93%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Sustainable Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Sustainable Equity Fund, formerly known as MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable equity securities. Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser currently considers sustainable securities to be those to which the subadviser’s proprietary model assigns an ESG score that is in the top three quartiles of the environmental, social, and governance (“ESG”) scores the model assigns to all of the securities in the Fund’s benchmark, the S&P 500® Index. The Fund’s subadviser is American Century Investment Management, Inc. (American Century). Effective April 29, 2022, American Century replaced Massachusetts Financial Services Company (MFS) as subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -17.01%, outperforming the -18.11% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period of the fiscal year during which MFS served as subadviser of the Fund (January 1, 2022 - April 28, 2022), security selection in both the information technology and communication services sectors contributed to the Fund’s relative performance. Within information technology, not owning shares of both computer graphics processor maker NVIDIA and digital payment technology developer PayPal proved positive for the Fund. In addition, Fund holding Amdocs (a billing software company), which is not a benchmark constituent, supported the Fund’s relative results. Within the communication services sector, not owning shares of social networking service provider Meta Platforms also aided the Fund’s relative returns. Fund holdings in other sectors that bolstered relative performance included oil and gas company ConocoPhillips, biotechnology company Vertex Pharmaceuticals, engineered solutions provider for the aerospace and transportation industries Howmet Aerospace, pharmaceutical company Merck, and retailer Target. Additionally, not owning streaming services provider Netflix further helped relative returns. Detracting from the Fund’s performance relative to the benchmark was security selection in the financial sector. There, not owning shares of insurance and investment firm Berkshire Hathaway – as well as overweight positions in securities exchange services provider NASDAQ and global financial services firm JPMorgan Chase – held back relative returns. The Fund’s underweight position in the strong-performing energy sector also hindered the Fund’s relative results, as did not owning shares of integrated energy companies ExxonMobil and Chevron. Fund holdings in other sectors that hampered relative performance included Irish clinical research provider ICON (not a benchmark constituent) and overweight positions in technology company Alphabet, building controls and systems supplier Johnson Controls International, and software company Adobe Systems. Additionally, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group further hurt the Fund’s relative returns.

For the period of the fiscal year during which American Century served as subadviser of the Fund (April 29, 2022 - December 31, 2022), the Fund’s largest overweight sectors relative to the benchmark were information technology, industrial, and health care. Fund holdings in the energy sector led the Fund’s outperformance of the benchmark. Oil field services company Schlumberger reported strong results across all divisions and geographies during the fiscal period, with higher revenues, earnings, and stronger margins than expected. ConocoPhillips reported solid earnings and increased its 2022 capital return guidance during the fiscal period. The Fund’s lack of exposure to Meta Platforms benefited results, as Facebook’s parent company was hurt more by both Apple iOS platform changes and TikTok competition than other digital advertising platforms over the course of the fiscal period. Managed care companies, including Cigna, benefited from what, in Fund management’s view, many investors perceived to be their defensive profile, meaning the company is believed to be relatively insulated from both rising prices and recession risk. Utility company NextEra Energy outperformed during the fiscal period, given a favorable outlook for its renewable energy development business, further strengthened by the passage of the Inflation Reduction Act of 2022.

MML Sustainable Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund holdings in the real estate sector detracted during the reporting period, led by warehouse real estate investment trust Prologis, which suffered on announcements from Amazon and FedEx that they were reducing excess capacity (which hampered the industry overall). Rising interest rates and a strong dollar also weighed on sector performance during the fiscal period. Other significant detractors included not owning oil giant ExxonMobil, which outperformed during the fiscal period due to rising oil prices. Packaging company Ball lagged after reporting disappointing revenue and earnings during the fiscal period, with slowing customer demand leading to weaker volume growth expectations and a decision to reduce production capacity. Medical device maker Edwards Lifesciences underperformed during the fiscal period, as the recovery in transcatheter aortic valve replacement (TAVR) procedures was slower than expected. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of derivatives had no material impact on performance during the reporting period.

Subadviser outlook

In American Century’s view, as we enter 2023, war, inflation, and recession risk all seem to suggest difficult, volatile conditions ahead. Fund management believes that markets will continue to deal with the contrasting risks of rising inflation and interest rates, even as the global economy faces a potential recession. Nevertheless, American Century continues to believe that well-run businesses in strong positions with respect to their competition and sustainability practices could offer a viable way to navigate such challenging market conditions.

MML Sustainable Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Sustainable Equity Fund Largest Holdings (% of Net Assets) on 12/31/22
Microsoft Corp.	7.3%
Apple, Inc.	4.1%
Alphabet, Inc. Class A	3.8%
ConocoPhillips	2.5%
Schlumberger NV	2.5%
NextEra Energy, Inc.	2.2%
Amazon.com, Inc.	2.1%
UnitedHealth Group, Inc.	2.1%
Prologis, Inc.	2.1%
Cisco Systems, Inc.	2.0%
30.7%

MML Sustainable Equity Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	22.5%
Technology	19.8%
Financial	16.1%
Communications	11.7%
Industrial	11.1%
Consumer, Cyclical	8.2%
Energy	5.0%
Basic Materials	2.6%
Utilities	2.2%
Mutual Funds	0.6%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

MML Sustainable Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	-17.01%	8.64%	11.67%
Service Class	08/15/2008	-17.20%	8.37%	11.39%
S&P 500 Index		-18.11%	9.42%	12.56%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -14.70%, underperforming the -13.01% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, pricing weakness was felt across many asset classes, with broad stock and bond measures dropping more than 15%, a first for the record books and a nemesis to the investment concept of diversification. Although, in Fund management’s view, late to take action to combat inflation, the Federal Reserve (the “Fed”) initiated its aggressive tightening measures in March – to eventually implement four consecutive 0.75% increases to the federal funds rate (the Fed’s overnight bank lending rate), followed by an additional 0.50% increase in December, bringing the target range to 4.25% to 4.50% by the end of 2022.

Amid this surge in rates and resultant volatility, credit markets lagged in 2022, as spreads widened in both the investment-grade and high-yield markets. Even more affected than the corporate market, agency MBS spreads reached levels similar to where they were in 2008, and delivered an 11.8% loss for 2022. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Similarly, non-agency MBS spreads reflected weaker economic expectations than those priced by credit markets, resulting in deeply negative year-to-date returns (though better than the agency MBS market segment). Elsewhere, commercial real estate remained vulnerable during the fiscal period, as the work-from-home dynamic continued to weigh on office properties, adding to stress in brick-and-mortar retailers and translating to lagging results. ABS had a modest annual loss of 4.3% with delinquencies and write-offs picking up, especially among the highest-risk borrowers.

For the year ended December 31, 2022, although the Fund began the year positioned defensively, its duration position was extended in a disciplined fashion alongside the rise in Treasury yields to end the period longer than the Index, modestly weighing on returns with further headwinds resulting from the curve-steepening bias (overweight to 2- and 5-year maturities) as shorter maturities led the climb higher. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.)

Within corporate credit, additions made to the Fund’s portfolio during the year benefited returns in periods when the sector rallied (particularly in the first quarter and the month of November), though the Fund’s allocation to high yield detracted. A further drag came from the Fund’s overweight to communications, which was one of the worst-performing sectors, while issue selection among banking and non-cyclicals also hampered the Fund’s performance. The Fund’s allocation to securitized products also held back relative results, notably the overweight allocation to agency MBS which, indicative of market volatility in 2022, posted both the worst and best months of excess return during 2022. Elsewhere, non-agency MBS issues underperformed amid

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

overall financial market stress, with a notable bifurcation between higher-quality issues (on which the Fund primarily focuses) that traded more frequently and less liquid issues, with the Fund’s CMBS and ABS issues having a more muted effect on performance.

Subadviser outlook

Fund management believes that the path toward economic stability will be challenging, as uncertainty over the trajectory of monetary policy, inflation, and geopolitical tensions renders the market susceptible to continued volatility. Their view is that the effects of higher rates and tighter financial conditions will continue to be felt into 2023, with a recession the potential outcome. As such, Fund management’s approach is to remain disciplined and opportunistic. Specific to the inflation picture in the U.S., Fund management believes that prices appear to have peaked, with expectations for potential further deceleration as economic activity slows. As a corollary to that, Fund management anticipates that the yield curve will steepen significantly in 2023, with the two-year rate potentially dropping quickly to reflect an easing Fed.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/22
U.S. Government Agency Obligations and Instrumentalities*	36.6%
Corporate Debt	28.8%
U.S. Treasury Obligations	27.6%
Non-U.S. Government Agency Obligations	17.8%
Mutual Funds	9.5%
Bank Loans	2.1%
Sovereign Debt Obligations	1.0%
Municipal Obligations	1.0%
Common Stock	0.1%
Rights	0.0%
Total Long-Term Investments	124.5%
Short-Term Investments and Other Assets and Liabilities	(24.5)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	08/10/2010	-14.70%	-0.04%	0.85%
Service Class I	05/01/2012	-14.90%	-0.29%	0.59%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Conservative Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 41.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,067,531	$11,422,585
MML Equity Income Fund, Initial Class (a)	1,186,880	11,987,484
MML Focused Equity Fund, Class II (a)	2,222,340	16,089,739
MML Foreign Fund, Initial Class (a)	676,484	5,628,347
MML Fundamental Equity Fund, Class II (a)	1,165,726	9,745,468
MML Fundamental Value Fund, Class II (a)	878,664	10,060,706
MML Global Fund, Class I (a)	2,044,358	8,177,431
MML Income & Growth Fund, Initial Class (a)	856,039	9,262,344
MML International Equity Fund, Class II (a)	1,385,526	12,164,916
MML Large Cap Growth Fund, Initial Class (a)	694,036	6,808,492
MML Mid Cap Growth Fund, Initial Class (a)	780,189	6,857,857
MML Mid Cap Value Fund, Initial Class (a)	707,124	6,484,328
MML Small Cap Growth Equity Fund, Initial Class (a)	67,168	565,744
MML Small Company Value Fund, Class II (a)	433,302	3,219,434
MML Small/Mid Cap Value Fund, Initial Class (a)	184,343	1,636,961
MML Strategic Emerging Markets Fund, Class II (a)	666,962	3,221,425
		123,333,261
Fixed Income Funds — 59.0%
Invesco V.I. Global Strategic Income Fund, Series I (b)	1,861,880	7,335,807
MML Dynamic Bond Fund, Class II (a)	4,165,924	34,660,484
MML High Yield Fund, Class II (a)	127,538	1,040,706
MML Inflation-Protected and Income Fund, Initial Class (a)	946,561	8,206,684
MML Managed Bond Fund, Initial Class (a)	5,967,671	63,253,785
MML Short-Duration Bond Fund, Class II (a)	1,711,400	14,803,611
MML Total Return Bond Fund, Class II (a)	5,134,656	45,082,280

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	346,135	$2,710,238
		177,093,595

TOTAL MUTUAL FUNDS (Cost $361,291,980)		300,426,856

TOTAL LONG-TERM INVESTMENTS (Cost $361,291,980)		300,426,856

TOTAL INVESTMENTS — 100.1% (Cost $361,291,980) (c)		300,426,856

Other Assets/(Liabilities) — (0.1)%		(280,460)

NET ASSETS — 100.0%		$300,146,396

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 49.4%
MML Blue Chip Growth Fund, Initial Class (a)	1,317,511	$14,097,366
MML Equity Income Fund, Initial Class (a)	1,578,806	15,945,942
MML Focused Equity Fund, Class II (a)	4,019,862	29,103,799
MML Foreign Fund, Initial Class (a)	909,811	7,569,631
MML Fundamental Equity Fund, Class II (a)	1,578,084	13,192,785
MML Fundamental Value Fund, Class II (a)	1,105,674	12,659,964
MML Global Fund, Class I (a)	2,908,124	11,632,497
MML Income & Growth Fund, Initial Class (a)	1,139,061	12,324,637
MML International Equity Fund, Class II (a)	2,045,705	17,961,286
MML Large Cap Growth Fund, Initial Class (a)	980,960	9,623,220
MML Mid Cap Growth Fund, Initial Class (a)	982,369	8,635,027
MML Mid Cap Value Fund, Initial Class (a)	1,042,752	9,562,032
MML Small Cap Growth Equity Fund, Initial Class (a)	108,452	913,466
MML Small Company Value Fund, Class II (a)	520,322	3,865,995
MML Small/Mid Cap Value Fund, Initial Class (a)	252,606	2,243,142
MML Strategic Emerging Markets Fund, Class II (a)	557,656	2,693,477
		172,024,266
Fixed Income Funds — 50.7%
Invesco V.I. Global Strategic Income Fund, Series I (b)	1,952,960	7,694,663
MML Dynamic Bond Fund, Class II (a)	4,259,157	35,436,184
MML High Yield Fund, Class II (a)	269,029	2,195,275
MML Inflation-Protected and Income Fund, Initial Class (a)	1,069,704	9,274,330
MML Managed Bond Fund, Initial Class (a)	5,792,419	61,396,213
MML Short-Duration Bond Fund, Class II (a)	1,667,075	14,420,202
MML Total Return Bond Fund, Class II (a)	4,946,874	43,433,557

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	372,761	$2,918,717
		176,769,141

TOTAL MUTUAL FUNDS (Cost $411,918,830)		348,793,407

TOTAL LONG-TERM INVESTMENTS (Cost $411,918,830)		348,793,407

TOTAL INVESTMENTS — 100.1% (Cost $411,918,830) (c)		348,793,407

Other Assets/(Liabilities) — (0.1)%		(329,667)

NET ASSETS — 100.0%		$348,463,740

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 61.2%
MML Blue Chip Growth Fund, Initial Class (a)	6,200,702	$66,347,513
MML Equity Income Fund, Initial Class (a)	7,015,116	70,852,667
MML Focused Equity Fund, Class II (a)	17,159,891	124,237,613
MML Foreign Fund, Initial Class (a)	3,904,380	32,484,438
MML Fundamental Equity Fund, Class II (a)	7,266,060	60,744,264
MML Fundamental Value Fund, Class II (a)	5,271,671	60,360,627
MML Global Fund, Class I (a)	9,841,926	39,367,706
MML Income & Growth Fund, Initial Class (a)	5,314,711	57,505,173
MML International Equity Fund, Class II (a)	9,638,094	84,622,465
MML Large Cap Growth Fund, Initial Class (a)	4,171,788	40,925,245
MML Mid Cap Growth Fund, Initial Class (a)	4,262,469	37,467,105
MML Mid Cap Value Fund, Initial Class (a)	4,511,979	41,374,848
MML Small Cap Growth Equity Fund, Initial Class (a)	773,130	6,511,907
MML Small Company Value Fund, Class II (a)	2,615,687	19,434,557
MML Small/Mid Cap Value Fund, Initial Class (a)	1,247,905	11,081,400
MML Strategic Emerging Markets Fund, Class II (a)	3,240,026	15,649,324
		768,966,852
Fixed Income Funds — 38.9%
Invesco V.I. Global Strategic Income Fund, Series I (b)	3,307,326	13,030,864
MML Dynamic Bond Fund, Class II (a)	11,860,035	98,675,491
MML High Yield Fund, Class II (a)	966,473	7,886,418
MML Inflation-Protected and Income Fund, Initial Class (a)	3,056,844	26,502,838
MML Managed Bond Fund, Initial Class (a)	16,641,243	176,387,341
MML Short-Duration Bond Fund, Class II (a)	5,143,123	44,488,012
MML Total Return Bond Fund, Class II (a)	12,838,962	112,726,084

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	1,171,534	$9,173,112
		488,870,160

TOTAL MUTUAL FUNDS (Cost $1,499,076,426)		1,257,837,012

TOTAL LONG-TERM INVESTMENTS (Cost $1,499,076,426)		1,257,837,012

TOTAL INVESTMENTS — 100.1% (Cost $1,499,076,426) (c)		1,257,837,012

Other Assets/(Liabilities) — (0.1)%		(1,020,213)

NET ASSETS — 100.0%		$1,256,816,799

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 75.5%
MML Blue Chip Growth Fund, Initial Class (a)	5,642,930	$60,379,356
MML Equity Income Fund, Initial Class (a)	6,238,775	63,011,625
MML Focused Equity Fund, Class II (a)	13,906,506	100,683,103
MML Foreign Fund, Initial Class (a)	3,484,014	28,986,996
MML Fundamental Equity Fund, Class II (a)	6,586,714	55,064,926
MML Fundamental Value Fund, Class II (a)	4,673,823	53,515,272
MML Global Fund, Class I (a)	9,597,161	38,388,646
MML Income & Growth Fund, Initial Class (a)	4,889,842	52,908,087
MML International Equity Fund, Class II (a)	8,835,677	77,577,248
MML Large Cap Growth Fund, Initial Class (a)	4,336,179	42,537,918
MML Mid Cap Growth Fund, Initial Class (a)	3,887,032	34,167,009
MML Mid Cap Value Fund, Initial Class (a)	3,943,977	36,166,270
MML Small Cap Growth Equity Fund, Initial Class (a)	961,885	8,101,752
MML Small Company Value Fund, Class II (a)	2,819,963	20,952,325
MML Small/Mid Cap Value Fund, Initial Class (a)	1,029,426	9,141,303
MML Strategic Emerging Markets Fund, Class II (a)	2,805,412	13,550,140
		695,131,976
Fixed Income Funds — 24.6%
Invesco V.I. Global Strategic Income Fund, Series I (b)	2,715,969	10,700,917
MML Dynamic Bond Fund, Class II (a)	5,737,700	47,737,662
MML High Yield Fund, Class II (a)	457,046	3,729,492
MML Inflation-Protected and Income Fund, Initial Class (a)	1,532,767	13,289,094
MML Managed Bond Fund, Initial Class (a)	6,596,526	69,919,276
MML Short-Duration Bond Fund, Class II (a)	2,612,970	22,602,190
MML Total Return Bond Fund, Class II (a)	6,057,697	53,186,583

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	692,270	$5,420,474
		226,585,688

TOTAL MUTUAL FUNDS (Cost $1,104,818,948)		921,717,664

TOTAL LONG-TERM INVESTMENTS (Cost $1,104,818,948)		921,717,664

TOTAL INVESTMENTS — 100.1% (Cost $1,104,818,948) (c)		921,717,664

Other Assets/(Liabilities) — (0.1)%		(644,793)

NET ASSETS — 100.0%		$921,072,871

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Aggressive Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.5%
MML Blue Chip Growth Fund, Initial Class (a)	944,715	$10,108,455
MML Equity Income Fund, Initial Class (a)	968,413	9,780,968
MML Focused Equity Fund, Class II (a)	2,480,687	17,960,172
MML Foreign Fund, Initial Class (a)	536,116	4,460,486
MML Fundamental Equity Fund, Class II (a)	935,629	7,821,861
MML Fundamental Value Fund, Class II (a)	758,942	8,689,889
MML Global Fund, Class I (a)	434,245	1,736,980
MML Income & Growth Fund, Initial Class (a)	804,303	8,702,560
MML International Equity Fund, Class II (a)	1,428,641	12,543,464
MML Large Cap Growth Fund, Initial Class (a)	760,891	7,464,343
MML Mid Cap Growth Fund, Initial Class (a)	793,918	6,978,537
MML Mid Cap Value Fund, Initial Class (a)	648,306	5,944,970
MML Small Cap Growth Equity Fund, Initial Class (a)	185,139	1,559,387
MML Small Company Value Fund, Class II (a)	433,134	3,218,185
MML Small/Mid Cap Value Fund, Initial Class (a)	156,582	1,390,449
MML Strategic Emerging Markets Fund, Class II (a)	396,131	1,913,313
		110,274,019
Fixed Income Funds — 10.6%
Invesco V.I. Global Strategic Income Fund, Series I (b)	253,965	1,000,623
MML Dynamic Bond Fund, Class II (a)	281,458	2,341,727
MML High Yield Fund, Class II (a)	66,353	541,438
MML Inflation-Protected and Income Fund, Initial Class (a)	27,644	239,677
MML Managed Bond Fund, Initial Class (a)	401,082	4,251,237
MML Short-Duration Bond Fund, Class II (a)	245,715	2,125,436
MML Total Return Bond Fund, Class II (a)	225,877	1,983,197

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	79,877	$625,438
		13,108,773

TOTAL MUTUAL FUNDS (Cost $148,913,193)		123,382,792

TOTAL LONG-TERM INVESTMENTS (Cost $148,913,193)		123,382,792

TOTAL INVESTMENTS — 100.1% (Cost $148,913,193) (c)		123,382,792

Other Assets/(Liabilities) — (0.1)%		(134,629)

NET ASSETS — 100.0%		$123,248,163

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds Growth Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Insurance Series Growth Fund, Class 1	2,563,111	$195,539,750

TOTAL MUTUAL FUNDS (Cost $215,888,742)		195,539,750

TOTAL INVESTMENTS — 100.1% (Cost $215,888,742) (a)		195,539,750

Other Assets/(Liabilities) — (0.1)%		(256,637)

NET ASSETS — 100.0%		$195,283,113

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds Core Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 64.9%
American Funds Insurance Series® Growth-Income Fund, Class 1	3,693,149	$185,432,997
American Funds Insurance Series® International Fund, Class 1	5,537,439	84,778,188
American Funds Insurance Series® Washington Mutual Investors Fund, Class 1	14,767,990	187,405,789
		457,616,974
Fixed Income Funds — 35.2%
American Funds Insurance Series® The Bond Fund Of America, Class 1	26,357,841	248,027,285

TOTAL MUTUAL FUNDS (Cost $765,035,663)		705,644,259

TOTAL LONG-TERM INVESTMENTS (Cost $765,035,663)		705,644,259

TOTAL INVESTMENTS — 100.1% (Cost $765,035,663) (a)		705,644,259

Other Assets/(Liabilities) — (0.1)%		(776,263)

NET ASSETS — 100.0%		$704,867,996

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.3%
Basic Materials — 1.3%
Chemicals — 1.3%
Linde PLC	7,349	$2,397,097
The Sherwin-Williams Co.	9,363	2,222,121
		4,619,218
		4,619,218
Communications — 21.1%
Internet — 19.7%
Alphabet, Inc. Class A (a)	41,817	3,689,514
Alphabet, Inc. Class C (a)	276,187	24,506,073
Amazon.com, Inc. (a)	292,904	24,603,936
Booking Holdings, Inc. (a)	1,375	2,771,010
DoorDash, Inc., Class A (a)	14,866	725,758
Meta Platforms, Inc. Class A (a)	50,654	6,095,702
Netflix, Inc. (a)	13,263	3,910,994
Sea Ltd. ADR (a)	29,902	1,555,801
Shopify, Inc. Class A (a)	44,848	1,556,674
Tencent Holdings Ltd.	36,800	1,564,081
		70,979,543
Media — 0.3%
The Walt Disney Co. (a)	13,499	1,172,793
Telecommunications — 1.1%
T-Mobile US, Inc. (a)	27,655	3,871,700
		76,024,036
Consumer, Cyclical — 6.7%
Apparel — 1.0%
NIKE, Inc. Class B	29,323	3,431,084
Auto Manufacturers — 1.2%
Tesla, Inc. (a)	35,030	4,314,996
Retail — 4.5%
Chipotle Mexican Grill, Inc. (a)	2,554	3,543,649
Dollar General Corp.	17,853	4,396,301
Lululemon Athletica, Inc. (a)	8,144	2,609,175
Ross Stores, Inc.	42,165	4,894,092
The TJX Cos., Inc.	10,617	845,113
		16,288,330
		24,034,410
Consumer, Non-cyclical — 18.5%
Commercial Services — 2.1%
Adyen NV ADR (a)	72,659	1,002,694
Affirm Holdings, Inc. (a) (b)	18,873	182,502
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $775,038) (a) (c) (d) (e)	203,348	412,796
Block, Inc. (a)	21,051	1,322,845

	Number of Shares	Value
Cintas Corp.	1,846	$833,691
PayPal Holdings, Inc. (a)	11,209	798,305
S&P Global, Inc.	7,836	2,624,590
TransUnion	7,889	447,701
		7,625,124
Health Care – Products — 5.8%
Align Technology, Inc. (a)	2,101	443,101
Danaher Corp.	22,908	6,080,241
Intuitive Surgical, Inc. (a)	25,020	6,639,057
Stryker Corp.	12,185	2,979,111
Teleflex, Inc.	2,756	687,980
Thermo Fisher Scientific, Inc.	7,547	4,156,058
		20,985,548
Health Care – Services — 7.0%
Elevance Health, Inc.	4,873	2,499,703
Humana, Inc.	8,052	4,124,154
UnitedHealth Group, Inc.	34,987	18,549,407
		25,173,264
Pharmaceuticals — 3.6%
AstraZeneca PLC Sponsored ADR	21,926	1,486,583
Eli Lilly & Co.	24,653	9,019,053
Zoetis, Inc.	16,373	2,399,463
		12,905,099
		66,689,035
Financial — 11.3%
Banks — 1.3%
The Goldman Sachs Group, Inc.	13,666	4,692,631
Diversified Financial Services — 8.0%
The Charles Schwab Corp.	41,294	3,438,139
Mastercard, Inc. Class A	32,893	11,437,883
Visa, Inc. Class A	66,607	13,838,270
		28,714,292
Insurance — 2.0%
Chubb Ltd.	19,646	4,333,907
Marsh & McLennan Cos., Inc.	16,410	2,715,527
		7,049,434
		40,456,357
Industrial — 1.0%
Electronics — 0.2%
TE Connectivity Ltd.	6,733	772,948
Miscellaneous - Manufacturing — 0.4%
General Electric Co.	17,208	1,441,858
Transportation — 0.4%
Old Dominion Freight Line, Inc.	5,088	1,443,873
		3,658,679

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 39.4%
Computers — 10.1%
Apple, Inc.	273,409	$35,524,032
Crowdstrike Holdings, Inc. Class A (a)	4,872	512,973
Fortinet, Inc. (a)	8,833	431,845
		36,468,850
Semiconductors — 7.3%
Advanced Micro Devices, Inc. (a)	49,243	3,189,469
ASML Holding NV	9,542	5,213,749
Lam Research Corp.	1,422	597,667
Marvell Technology, Inc.	33,509	1,241,173
Monolithic Power Systems, Inc.	5,858	2,071,447
NVIDIA Corp.	68,674	10,036,017
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	16,223	1,208,451
Texas Instruments, Inc.	15,871	2,622,207
		26,180,180
Software — 22.0%
Atlassian Corp. Class A (a)	11,838	1,523,314
Bill.com Holdings, Inc. (a)	13,740	1,497,110
Canva, Inc. (Acquired 8/16/21, Cost $582,930) (a) (c) (d) (e)	342	188,716
Confluent, Inc. Class A (a)	18,846	419,135
Datadog, Inc. Class A (a)	8,854	650,769
Gusto, Inc. (Acquired 10/04/21, Cost $193,055) (a) (c) (d) (e)	6,706	126,274
Intuit, Inc.	16,243	6,322,100
Microsoft Corp.	200,061	47,978,628
MongoDB, Inc. (a)	8,401	1,653,653
MSCI, Inc.	1,430	665,193
Paycom Software, Inc. (a)	1,360	422,021
Roper Technologies, Inc.	7,185	3,104,567
ServiceNow, Inc. (a)	21,947	8,521,362
Snowflake, Inc. Class A (a)	5,596	803,250
Synopsys, Inc. (a)	13,954	4,455,373
Veeva Systems, Inc. Class A (a)	6,023	971,992
		79,303,457
		141,952,487

TOTAL COMMON STOCK (Cost $326,886,889)		357,434,222

PREFERRED STOCK — 0.2%
Technology — 0.2%
Software — 0.2%
Canva, Inc., Series A (Acquired 11/04/21 - 12/17/21, Cost $37,502) (a) (c) (d) (e)	22	12,140

	Number of Shares	Value
Canva, Inc., Series A-3 (Acquired 12/17/21, Cost $3,408) (a) (c) (d) (e)	2	$1,104
Databricks, Inc., Series G (Acquired 2/01/21, Cost $172,224) (a) (c) (d) (e)	2,913	174,780
Databricks, Inc., Series H (Acquired 8/31/21, Cost $542,974) (a) (c) (d) (e)	7,389	443,340
Gusto, Inc., Series E (Acquired 7/13/21, Cost $254,865) (a) (c) (d) (e)	8,385	157,890
		789,254

TOTAL PREFERRED STOCK (Cost $1,010,974)		789,254

TOTAL EQUITIES (Cost $327,897,863)		358,223,476
	Principal Amount
BONDS & NOTES — 0.2%
CORPORATE DEBT — 0.2%
Retail — 0.2%
Carvana Co.
10.250% 5/01/30 (f)	$1,040,000	488,679

TOTAL CORPORATE DEBT (Cost $1,040,000)		488,679

TOTAL BONDS & NOTES (Cost $1,040,000)		488,679

TOTAL LONG-TERM INVESTMENTS (Cost $328,937,863)		358,712,155
	Number of Shares
SHORT-TERM INVESTMENTS — 0.9%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	101	101

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (g)	$3,329,992	$3,329,992

TOTAL SHORT-TERM INVESTMENTS (Cost $3,330,093)		3,330,093

TOTAL INVESTMENTS — 100.6% (Cost $332,267,956) (h)		362,042,248

Other Assets/(Liabilities) — (0.6)%		(2,124,199)

NET ASSETS — 100.0%		$359,918,049

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $180,487 or 0.05% of net assets. The Fund received $184,312 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At December 31, 2022, these securities amounted to a value of $1,517,040 or 0.42% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2022, these securities amounted to a value of $1,517,040 or 0.42% of net assets.

(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $488,679 or 0.14% of net assets.

(g)

Maturity value of $3,330,465. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $3,396,644.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 97.1%
Basic Materials — 4.3%
Chemicals — 2.9%
CF Industries Holdings, Inc.	82,524	$7,031,045
DuPont de Nemours, Inc.	3,976	272,873
International Flavors & Fragrances, Inc.	24,963	2,617,121
RPM International, Inc.	12,266	1,195,321
		11,116,360
Forest Products & Paper — 1.4%
International Paper Co.	158,167	5,477,323
		16,593,683
Communications — 5.5%
Internet — 0.5%
Meta Platforms, Inc. Class A (a)	15,900	1,913,406
Media — 3.8%
Comcast Corp. Class A	105,891	3,703,008
Fox Corp. Class B	7,877	224,101
News Corp. Class A	328,669	5,981,776
Paramount Global Class B	16,200	273,456
The Walt Disney Co. (a)	48,069	4,176,235
Warner Bros Discovery, Inc. (a)	18,076	171,360
		14,529,936
Telecommunications — 1.2%
AT&T, Inc.	33,955	625,112
Cisco Systems, Inc.	31,468	1,499,135
Verizon Communications, Inc.	61,374	2,418,136
		4,542,383
		20,985,725
Consumer, Cyclical — 6.1%
Airlines — 0.5%
Southwest Airlines Co. (a)	52,504	1,767,810
Auto Manufacturers — 1.4%
Cummins, Inc.	4,100	993,389
PACCAR, Inc.	5,390	533,448
Volkswagen AG ADR	305,568	3,782,932
		5,309,769
Lodging — 1.0%
Las Vegas Sands Corp. (a)	80,040	3,847,523
Retail — 2.6%
Best Buy Co., Inc.	20,000	1,604,200
Kohl’s Corp.	67,611	1,707,178
The TJX Cos., Inc.	39,694	3,159,642
Walmart, Inc.	24,808	3,517,526
		9,988,546

	Number of Shares	Value
Toys, Games & Hobbies — 0.6%
Mattel, Inc. (a)	137,977	$2,461,510
		23,375,158
Consumer, Non-cyclical — 23.5%
Agriculture — 1.7%
Philip Morris International, Inc.	65,779	6,657,493
Beverages — 0.2%
Constellation Brands, Inc. Class A	2,900	672,075
Biotechnology — 0.3%
Biogen, Inc. (a)	4,200	1,163,064
Food — 2.6%
Conagra Brands, Inc.	159,584	6,175,901
Mondelez International, Inc. Class A	8,600	573,190
Tyson Foods, Inc. Class A	53,081	3,304,292
		10,053,383
Health Care – Products — 2.0%
Medtronic PLC	43,483	3,379,499
Zimmer Biomet Holdings, Inc.	34,064	4,343,160
		7,722,659
Health Care – Services — 3.0%
Centene Corp. (a)	30,649	2,513,525
Elevance Health, Inc.	17,596	9,026,220
		11,539,745
Household Products & Wares — 1.6%
Kimberly-Clark Corp.	43,782	5,943,406
Pharmaceuticals — 12.1%
AbbVie, Inc.	35,547	5,744,751
AstraZeneca PLC Sponsored ADR	34,313	2,326,421
Becton Dickinson and Co.	24,782	6,302,063
Cardinal Health, Inc.	28,437	2,185,952
Cigna Corp.	13,866	4,594,360
CVS Health Corp.	44,866	4,181,062
Johnson & Johnson	43,014	7,598,423
Merck & Co., Inc.	34,169	3,791,051
Pfizer, Inc.	101,565	5,204,191
Sanofi	25,813	2,497,682
Sanofi ADR	25,686	1,243,973
Viatris, Inc.	71,200	792,456
		46,462,385
		90,214,210
Energy — 8.6%
Oil & Gas — 7.1%
Chevron Corp.	6,486	1,164,172
EOG Resources, Inc.	33,561	4,346,821
Exxon Mobil Corp.	55,026	6,069,368
Hess Corp.	23,800	3,375,316
TotalEnergies SE	150,646	9,402,593

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TotalEnergies SE Sponsored ADR	45,765	$2,841,091
		27,199,361
Pipelines — 1.5%
Enbridge, Inc.	24,800	969,680
Targa Resources Corp.	3,026	222,411
TC Energy Corp.	108,420	4,321,621
The Williams Cos., Inc.	8,400	276,360
		5,790,072
		32,989,433
Financial — 25.1%
Banks — 10.4%
Bank of America Corp.	62,861	2,081,956
Citigroup, Inc.	44,440	2,010,021
Fifth Third Bancorp	117,337	3,849,827
The Goldman Sachs Group, Inc.	13,469	4,624,985
Huntington Bancshares, Inc.	362,020	5,104,482
JP Morgan Chase & Co.	20,997	2,815,698
Morgan Stanley	33,511	2,849,105
The PNC Financial Services Group, Inc.	4,230	668,086
State Street Corp.	29,633	2,298,632
US Bancorp	39,600	1,726,956
Wells Fargo & Co.	284,940	11,765,173
		39,794,921
Diversified Financial Services — 0.9%
Apollo Global Management, Inc.	12,400	790,996
The Charles Schwab Corp.	24,155	2,011,145
Franklin Resources, Inc.	13,702	361,459
Raymond James Financial, Inc.	2,937	313,819
		3,477,419
Insurance — 9.6%
American International Group, Inc.	150,897	9,542,726
Chubb Ltd.	34,879	7,694,307
Equitable Holdings, Inc.	215,830	6,194,321
The Hartford Financial Services Group, Inc.	48,869	3,705,736
Loews Corp.	66,326	3,868,796
MetLife, Inc.	83,834	6,067,067
		37,072,953
Private Equity — 0.2%
The Carlyle Group, Inc.	22,000	656,480
Real Estate Investment Trusts (REITS) — 4.0%
Equity Residential	90,008	5,310,472
Rayonier, Inc.	94,964	3,130,013
Vornado Realty Trust	13,024	271,029
Welltower, Inc.	8,101	531,021

	Number of Shares	Value
Weyerhaeuser Co.	193,443	$5,996,733
		15,239,268
		96,241,041
Industrial — 10.2%
Aerospace & Defense — 2.5%
The Boeing Co. (a)	18,047	3,437,773
L3 Harris Technologies, Inc.	28,941	6,025,806
		9,463,579
Electronics — 0.3%
TE Connectivity Ltd.	9,177	1,053,519
Environmental Controls — 0.6%
Stericycle, Inc. (a)	46,466	2,318,189
Hand & Machine Tools — 0.6%
Stanley Black & Decker, Inc.	31,800	2,388,816
Machinery – Diversified — 0.1%
Flowserve Corp.	12,573	385,740
Miscellaneous - Manufacturing — 4.2%
3M Co.	5,087	610,033
General Electric Co.	136,732	11,456,774
Siemens AG Sponsored ADR	58,204	4,003,853
		16,070,660
Transportation — 1.9%
United Parcel Service, Inc. Class B	43,308	7,528,663
		39,209,166
Technology — 6.3%
Computers — 0.2%
Accenture PLC Class A	2,100	560,364
Semiconductors — 4.0%
Applied Materials, Inc.	29,517	2,874,366
NXP Semiconductor NV	2,104	332,495
QUALCOMM, Inc.	72,215	7,939,317
Samsung Electronics Co. Ltd.	5,352	236,013
Texas Instruments, Inc.	23,915	3,951,236
		15,333,427
Software — 2.1%
Fiserv, Inc. (a)	31,494	3,183,098
Microsoft Corp.	20,230	4,851,559
		8,034,657
		23,928,448
Utilities — 7.5%
Electric — 7.0%
Ameren Corp.	29,836	2,653,017
Dominion Energy, Inc.	74,950	4,595,934
PG&E Corp. (a)	21,700	352,842
Sempra Energy	51,061	7,890,967

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Southern Co.	160,966	$11,494,582
		26,987,342
Gas — 0.5%
NiSource, Inc.	68,819	1,887,017
		28,874,359

TOTAL COMMON STOCK (Cost $300,323,498)		372,411,223

PREFERRED STOCK — 1.9%
Consumer, Cyclical — 0.6%
Auto Manufacturers — 0.6%
Dr Ing hc F Porsche AG (a)	25,043	2,540,768
Consumer, Non-cyclical — 0.4%
Pharmaceuticals — 0.4%
Becton Dickinson and Co. Convertible 6.000%	29,674	1,486,074
Utilities — 0.9%
Electric — 0.6%
NextEra Energy, Inc. Convertible 5.279%	26,869	1,362,258
NextEra Energy, Inc. Convertible 6.926%	15,955	800,782
		2,163,040
Gas — 0.3%
NiSource, Inc. 7.750%	11,665	1,204,528
		3,367,568

TOTAL PREFERRED STOCK (Cost $7,130,633)		7,394,410

TOTAL EQUITIES (Cost $307,454,131)		379,805,633

TOTAL LONG-TERM INVESTMENTS (Cost $307,454,131)		379,805,633

SHORT-TERM INVESTMENTS — 0.8%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,093	1,093

	Principal Amount	Value
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (b)	$3,113,926	$3,113,926

TOTAL SHORT-TERM INVESTMENTS (Cost $3,115,019)		3,115,019

TOTAL INVESTMENTS — 99.8% (Cost $310,569,150) (c)		382,920,652

Other Assets/(Liabilities) — 0.2%		868,413

NET ASSETS — 100.0%		$383,789,065

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $3,114,369. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $3,176,213.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Basic Materials — 2.2%
Chemicals — 1.7%
Air Products & Chemicals, Inc.	3,737	$1,151,968
Albemarle Corp.	1,973	427,865
Celanese Corp.	1,679	171,661
CF Industries Holdings, Inc.	3,357	286,016
Dow, Inc.	11,911	600,195
DuPont de Nemours, Inc.	8,438	579,100
Eastman Chemical Co.	2,068	168,418
Ecolab, Inc.	4,177	608,004
FMC Corp.	2,122	264,826
International Flavors & Fragrances, Inc.	4,295	450,288
Linde PLC	8,368	2,729,474
LyondellBasell Industries NV Class A	4,285	355,783
The Mosaic Co.	5,816	255,148
PPG Industries, Inc.	3,959	497,805
The Sherwin-Williams Co.	3,974	943,149
		9,489,700
Forest Products & Paper — 0.0%
International Paper Co.	6,094	211,035
Iron & Steel — 0.2%
Nucor Corp.	4,346	572,846
Steel Dynamics, Inc.	2,820	275,514
		848,360
Mining — 0.3%
Freeport-McMoRan, Inc.	24,093	915,534
Newmont Corp.	13,372	631,159
		1,546,693
		12,095,788
Communications — 10.7%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	6,585	219,346
Omnicom Group, Inc.	3,450	281,417
		500,763
Internet — 7.2%
Alphabet, Inc. Class A (a)	101,020	8,912,995
Alphabet, Inc. Class C (a)	89,598	7,950,030
Amazon.com, Inc. (a)	150,172	12,614,448
Booking Holdings, Inc. (a)	657	1,324,039
CDW Corp.	2,279	406,984
eBay, Inc.	9,255	383,805
Etsy, Inc. (a)	2,133	255,491
Expedia Group, Inc. (a)	2,561	224,344
F5, Inc. (a)	1,003	143,940

	Number of Shares	Value
Gen Digital, Inc.	9,975	$213,764
Match Group, Inc. (a)	4,767	197,783
Meta Platforms, Inc. Class A (a)	38,060	4,580,140
Netflix, Inc. (a)	7,535	2,221,921
VeriSign, Inc. (a)	1,572	322,952
		39,752,636
Media — 1.3%
Charter Communications, Inc. Class A (a)	1,824	618,518
Comcast Corp. Class A	73,044	2,554,349
DISH Network Corp. Class A (a)	4,266	59,895
FactSet Research Systems, Inc.	640	256,774
Fox Corp. Class A	5,113	155,282
Fox Corp. Class B	2,426	69,020
News Corp. Class A	6,527	118,791
News Corp. Class B	1,969	36,308
Paramount Global Class B	8,503	143,531
The Walt Disney Co. (a)	30,863	2,681,377
Warner Bros Discovery, Inc. (a)	37,214	352,789
		7,046,634
Telecommunications — 2.1%
Arista Networks, Inc. (a)	4,153	503,967
AT&T, Inc.	120,678	2,221,682
Cisco Systems, Inc.	69,507	3,311,313
Corning, Inc.	12,816	409,343
Juniper Networks, Inc.	5,435	173,703
Lumen Technologies, Inc.	16,039	83,724
Motorola Solutions, Inc.	2,812	724,680
T-Mobile US, Inc. (a)	10,142	1,419,880
Verizon Communications, Inc.	71,103	2,801,458
		11,649,750
		58,949,783
Consumer, Cyclical — 9.0%
Airlines — 0.2%
Alaska Air Group, Inc. (a)	2,171	93,223
American Airlines Group, Inc. (a)	10,932	139,055
Delta Air Lines, Inc. (a)	10,789	354,526
Southwest Airlines Co. (a)	9,987	336,262
United Airlines Holdings, Inc. (a)	5,498	207,275
		1,130,341
Apparel — 0.5%
NIKE, Inc. Class B	21,286	2,490,675
Ralph Lauren Corp.	739	78,090
Tapestry, Inc.	4,239	161,421
VF Corp.	5,553	153,318
		2,883,504

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 1.5%
Cummins, Inc.	2,375	$575,439
Ford Motor Co.	66,535	773,802
General Motors Co.	24,093	810,488
PACCAR, Inc.	5,858	579,766
Tesla, Inc. (a)	45,421	5,594,959
		8,334,454
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	4,564	425,045
BorgWarner, Inc.	3,987	160,477
		585,522
Distribution & Wholesale — 0.3%
Copart, Inc. (a)	7,208	438,895
Fastenal Co.	9,682	458,152
LKQ Corp.	4,390	234,470
Pool Corp.	667	201,654
W.W. Grainger, Inc.	763	424,419
		1,757,590
Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	3,612	150,259
Live Nation Entertainment, Inc. (a)	2,393	166,888
		317,147
Home Builders — 0.3%
D.R. Horton, Inc.	5,328	474,938
Lennar Corp. Class A	4,295	388,698
NVR, Inc. (a)	52	239,854
PulteGroup, Inc.	3,896	177,385
		1,280,875
Home Furnishing — 0.0%
Whirlpool Corp.	916	129,577
Housewares — 0.0%
Newell Brands, Inc.	6,453	84,405
Leisure Time — 0.1%
Carnival Corp. (a)	16,628	134,021
Norwegian Cruise Line Holdings Ltd. (a)	7,099	86,892
Royal Caribbean Cruises Ltd. (a)	3,695	182,644
		403,557
Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	4,620	583,783
Las Vegas Sands Corp. (a)	5,536	266,116
Marriott International, Inc. Class A	4,566	679,832
MGM Resorts International	5,495	184,247
Wynn Resorts Ltd. (a)	1,744	143,828
		1,857,806
Retail — 5.5%
Advance Auto Parts, Inc.	1,021	150,118

	Number of Shares	Value
AutoZone, Inc. (a)	322	$794,110
Bath & Body Works, Inc.	3,845	162,028
Best Buy Co., Inc.	3,375	270,709
CarMax, Inc. (a)	2,681	163,246
Chipotle Mexican Grill, Inc. (a)	468	649,345
Costco Wholesale Corp.	7,492	3,420,098
Darden Restaurants, Inc.	2,064	285,513
Dollar General Corp.	3,824	941,660
Dollar Tree, Inc. (a)	3,556	502,961
Domino’s Pizza, Inc.	604	209,226
Genuine Parts Co.	2,382	413,301
The Home Depot, Inc.	17,315	5,469,116
Lowe’s Cos., Inc.	10,511	2,094,212
McDonald’s Corp.	12,395	3,266,454
O’Reilly Automotive, Inc. (a)	1,061	895,516
Ross Stores, Inc.	5,895	684,233
Starbucks Corp.	19,440	1,928,448
Target Corp.	7,812	1,164,301
The TJX Cos., Inc.	19,739	1,571,224
Tractor Supply Co.	1,870	420,694
Ulta Beauty, Inc. (a)	873	409,498
Walgreens Boots Alliance, Inc.	12,084	451,458
Walmart, Inc.	23,893	3,387,788
Yum! Brands, Inc.	4,793	613,887
		30,319,144
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,181	133,063
		49,216,985
Consumer, Non-cyclical — 23.2%
Agriculture — 0.9%
Altria Group, Inc.	30,339	1,386,796
Archer-Daniels-Midland Co.	9,317	865,083
Philip Morris International, Inc.	26,245	2,656,257
		4,908,136
Beverages — 1.9%
Brown-Forman Corp. Class B	3,080	202,294
The Coca-Cola Co.	65,875	4,190,309
Constellation Brands, Inc. Class A	2,755	638,471
Keurig Dr Pepper, Inc.	14,313	510,402
Molson Coors Beverage Co. Class B	3,169	163,267
Monster Beverage Corp. (a)	6,480	657,914
PepsiCo, Inc.	23,318	4,212,630
		10,575,287
Biotechnology — 1.8%
Amgen, Inc.	9,013	2,367,174
Bio-Rad Laboratories, Inc. Class A (a)	361	151,797
Biogen, Inc. (a)	2,445	677,070
Corteva, Inc.	12,107	711,650

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gilead Sciences, Inc.	21,242	$1,823,626
Illumina, Inc. (a)	2,647	535,223
Incyte Corp. (a)	3,110	249,795
Moderna, Inc. (a)	5,600	1,005,872
Regeneron Pharmaceuticals, Inc. (a)	1,806	1,303,011
Vertex Pharmaceuticals, Inc. (a)	4,321	1,247,818
		10,073,036
Commercial Services — 1.8%
Automatic Data Processing, Inc.	7,001	1,672,259
Cintas Corp.	1,449	654,397
CoStar Group, Inc. (a)	6,904	533,541
Equifax, Inc.	2,062	400,770
FleetCor Technologies, Inc. (a)	1,264	232,172
Gartner, Inc. (a)	1,333	448,075
Global Payments, Inc.	4,572	454,091
MarketAxess Holdings, Inc.	634	176,816
Moody’s Corp.	2,659	740,851
PayPal Holdings, Inc. (a)	19,317	1,375,757
Quanta Services, Inc.	2,410	343,425
Robert Half International, Inc.	1,846	136,290
Rollins, Inc.	3,900	142,506
S&P Global, Inc.	5,640	1,889,062
United Rentals, Inc. (a)	1,179	419,040
Verisk Analytics, Inc.	2,644	466,454
		10,085,506
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	14,054	1,107,315
The Estee Lauder Cos., Inc. Class A	3,905	968,869
The Procter & Gamble Co.	40,104	6,078,162
		8,154,346
Food — 1.3%
Campbell Soup Co.	3,392	192,496
Conagra Brands, Inc.	8,087	312,967
General Mills, Inc.	10,037	841,602
The Hershey Co.	2,475	573,136
Hormel Foods Corp.	4,875	222,056
The J.M. Smucker Co.	1,795	284,436
Kellogg Co.	4,298	306,189
The Kraft Heinz Co.	13,418	546,247
The Kroger Co.	10,970	489,043
Lamb Weston Holdings, Inc.	2,421	216,340
McCormick & Co., Inc.	4,220	349,796
Mondelez International, Inc. Class A	23,092	1,539,082
Sysco Corp.	8,584	656,247
Tyson Foods, Inc. Class A	4,878	303,655
		6,833,292
Health Care – Products — 3.8%
Abbott Laboratories	29,504	3,239,244

	Number of Shares	Value
Align Technology, Inc. (a)	1,224	$258,141
Baxter International, Inc.	8,484	432,429
Bio-Techne Corp.	2,644	219,135
Boston Scientific Corp. (a)	24,121	1,116,079
The Cooper Cos., Inc.	831	274,787
Danaher Corp.	11,091	2,943,773
Dentsply Sirona, Inc.	3,627	115,484
Edwards Lifesciences Corp. (a)	10,444	779,227
Hologic, Inc. (a)	4,206	314,651
IDEXX Laboratories, Inc. (a)	1,403	572,368
Intuitive Surgical, Inc. (a)	5,983	1,587,589
Medtronic PLC	22,519	1,750,177
PerkinElmer, Inc.	2,126	298,108
ResMed, Inc.	2,467	513,457
Steris PLC	1,685	311,202
Stryker Corp.	5,673	1,386,992
Teleflex, Inc.	790	197,208
Thermo Fisher Scientific, Inc.	6,638	3,655,480
Waters Corp. (a)	1,009	345,663
West Pharmaceutical Services, Inc.	1,247	293,481
Zimmer Biomet Holdings, Inc.	3,535	450,712
		21,055,387
Health Care – Services — 2.8%
Catalent, Inc. (a)	3,019	135,885
Centene Corp. (a)	9,629	789,674
Charles River Laboratories International, Inc. (a)	857	186,740
DaVita, Inc. (a)	938	70,041
Elevance Health, Inc.	4,043	2,073,938
HCA Healthcare, Inc.	3,588	860,977
Humana, Inc.	2,132	1,091,989
IQVIA Holdings, Inc. (a)	3,142	643,764
Laboratory Corp. of America Holdings	1,523	358,636
Molina Healthcare, Inc. (a)	979	323,285
Quest Diagnostics, Inc.	1,965	307,405
UnitedHealth Group, Inc.	15,811	8,382,676
Universal Health Services, Inc. Class B	1,107	155,965
		15,380,975
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,369	247,789
Church & Dwight Co., Inc.	4,092	329,856
The Clorox Co.	2,075	291,185
Kimberly-Clark Corp.	5,688	772,146
		1,640,976
Pharmaceuticals — 7.1%
AbbVie, Inc.	29,930	4,836,987
AmerisourceBergen Corp.	2,728	452,057

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Becton Dickinson and Co.	4,805	$1,221,912
Bristol-Myers Squibb Co.	35,975	2,588,401
Cardinal Health, Inc.	4,463	343,071
Cigna Corp.	5,178	1,715,679
CVS Health Corp.	22,249	2,073,384
DexCom, Inc. (a)	6,536	740,137
Eli Lilly & Co.	13,347	4,882,866
Henry Schein, Inc. (a)	2,293	183,142
Johnson & Johnson	44,243	7,815,526
McKesson Corp.	2,396	898,788
Merck & Co., Inc.	42,910	4,760,864
Organon & Co.	4,284	119,652
Pfizer, Inc.	94,999	4,867,749
Viatris, Inc.	20,426	227,341
Zoetis, Inc.	7,887	1,155,840
		38,883,396
		127,590,337
Energy — 5.4%
Energy – Alternate Sources — 0.2%
Enphase Energy, Inc. (a)	2,282	604,639
First Solar, Inc. (a)	1,689	252,995
SolarEdge Technologies, Inc. (a)	937	265,424
		1,123,058
Oil & Gas — 4.4%
APA Corp.	5,501	256,787
Chevron Corp.	30,108	5,404,085
ConocoPhillips	21,100	2,489,800
Coterra Energy, Inc.	13,403	329,312
Devon Energy Corp.	11,032	678,578
Diamondback Energy, Inc.	2,995	409,656
EOG Resources, Inc.	9,958	1,289,760
EQT Corp.	6,233	210,862
Exxon Mobil Corp.	69,692	7,687,028
Hess Corp.	4,695	665,845
Marathon Oil Corp.	10,796	292,248
Marathon Petroleum Corp.	7,948	925,068
Occidental Petroleum Corp.	12,329	776,604
Phillips 66	8,010	833,681
Pioneer Natural Resources Co.	4,021	918,356
Valero Energy Corp.	6,540	829,664
		23,997,334
Oil & Gas Services — 0.4%
Baker Hughes Co.	17,046	503,368
Halliburton Co.	15,280	601,268
Schlumberger NV	24,039	1,285,125
		2,389,761
Pipelines — 0.4%
Kinder Morgan, Inc.	33,399	603,854

	Number of Shares	Value
ONEOK, Inc.	7,528	$494,590
Targa Resources Corp.	3,817	280,549
The Williams Cos., Inc.	20,530	675,437
		2,054,430
		29,564,583
Financial — 15.5%
Banks — 4.7%
Bank of America Corp.	118,139	3,912,764
The Bank of New York Mellon Corp.	12,388	563,902
Citigroup, Inc.	32,628	1,475,764
Citizens Financial Group, Inc.	8,349	328,700
Comerica, Inc.	2,204	147,337
Fifth Third Bancorp	11,560	379,284
First Republic Bank	3,078	375,177
The Goldman Sachs Group, Inc.	5,725	1,965,850
Huntington Bancshares, Inc.	24,297	342,588
JP Morgan Chase & Co.	49,637	6,656,322
KeyCorp.	15,711	273,686
M&T Bank Corp.	2,959	429,233
Morgan Stanley	22,326	1,898,156
Northern Trust Corp.	3,510	310,600
The PNC Financial Services Group, Inc.	6,838	1,079,994
Regions Financial Corp.	15,742	339,398
Signature Bank	1,060	122,133
State Street Corp.	6,193	480,391
SVB Financial Group (a)	995	228,989
Truist Financial Corp.	22,345	961,505
US Bancorp	22,779	993,392
Wells Fargo & Co.	64,511	2,663,659
Zions Bancorp NA	2,535	124,621
		26,053,445
Diversified Financial Services — 3.9%
American Express Co.	10,105	1,493,014
Ameriprise Financial, Inc.	1,793	558,286
BlackRock, Inc.	2,540	1,799,920
Capital One Financial Corp.	6,466	601,079
Cboe Global Markets, Inc.	1,787	224,215
The Charles Schwab Corp.	25,726	2,141,947
CME Group, Inc.	6,056	1,018,377
Discover Financial Services	4,602	450,214
Franklin Resources, Inc.	4,783	126,176
Intercontinental Exchange, Inc.	9,409	965,269
Invesco Ltd.	7,657	137,749
Mastercard, Inc. Class A	14,375	4,998,619
Nasdaq, Inc.	5,712	350,431
Raymond James Financial, Inc.	3,273	349,720
Synchrony Financial	7,686	252,562

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
T. Rowe Price Group, Inc.	3,802	$414,646
Visa, Inc. Class A	27,670	5,748,719
		21,630,943
Insurance — 4.2%
Aflac, Inc.	9,690	697,099
The Allstate Corp.	4,482	607,759
American International Group, Inc.	12,604	797,077
Aon PLC Class A	3,507	1,052,591
Arch Capital Group Ltd. (a)	6,219	390,429
Arthur J Gallagher & Co.	3,544	668,186
Assurant, Inc.	896	112,054
Berkshire Hathaway, Inc. Class B (a)	30,487	9,417,434
Brown & Brown, Inc.	3,950	225,031
Chubb Ltd.	7,036	1,552,142
Cincinnati Financial Corp.	2,682	274,610
Everest Re Group Ltd.	664	219,963
Globe Life, Inc.	1,527	184,080
The Hartford Financial Services Group, Inc.	5,444	412,818
Lincoln National Corp.	2,609	80,148
Loews Corp.	3,365	196,280
Marsh & McLennan Cos., Inc.	8,408	1,391,356
MetLife, Inc.	11,156	807,360
Principal Financial Group, Inc.	3,905	327,708
The Progressive Corp.	9,855	1,278,292
Prudential Financial, Inc.	6,266	623,216
The Travelers Cos., Inc.	3,998	749,585
W.R. Berkley Corp.	3,442	249,786
Willis Towers Watson PLC	1,853	453,207
		22,768,211
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	5,410	416,354
Real Estate Investment Trusts (REITS) — 2.6%
Alexandria Real Estate Equities, Inc.	2,501	364,321
American Tower Corp.	7,892	1,671,999
AvalonBay Communities, Inc.	2,355	380,380
Boston Properties, Inc.	2,402	162,327
Camden Property Trust	1,794	200,713
Crown Castle, Inc.	7,295	989,494
Digital Realty Trust, Inc.	4,842	485,507
Equinix, Inc.	1,568	1,027,087
Equity Residential	5,702	336,418
Essex Property Trust, Inc.	1,097	232,476
Extra Space Storage, Inc.	2,256	332,038
Federal Realty Investment Trust	1,226	123,875
Healthpeak Properties, Inc.	9,087	227,811
Host Hotels & Resorts, Inc.	12,043	193,290
Invitation Homes, Inc.	9,767	289,494

	Number of Shares	Value
Iron Mountain, Inc.	4,897	$244,115
Kimco Realty Corp.	10,415	220,590
Mid-America Apartment Communities, Inc.	1,946	305,502
Prologis, Inc.	15,641	1,763,210
Public Storage	2,662	745,866
Realty Income Corp.	10,640	674,895
Regency Centers Corp.	2,593	162,062
SBA Communications Corp.	1,818	509,604
Simon Property Group, Inc.	5,515	647,902
UDR, Inc.	5,143	199,188
Ventas, Inc.	6,734	303,367
VICI Properties, Inc.	16,224	525,658
Vornado Realty Trust	2,765	57,540
Welltower, Inc.	8,023	525,908
Weyerhaeuser Co.	12,471	386,601
		14,289,238
		85,158,191
Industrial — 8.4%
Aerospace & Defense — 1.8%
The Boeing Co. (a)	9,488	1,807,369
General Dynamics Corp.	3,789	940,089
Howmet Aerospace, Inc.	6,228	245,445
L3 Harris Technologies, Inc.	3,224	671,269
Lockheed Martin Corp.	3,950	1,921,636
Northrop Grumman Corp.	2,450	1,336,745
Raytheon Technologies Corp.	24,876	2,510,486
TransDigm Group, Inc.	868	546,536
		9,979,575
Building Materials — 0.4%
Carrier Global Corp.	14,179	584,884
Johnson Controls International PLC	11,605	742,720
Martin Marietta Materials, Inc.	1,051	355,206
Masco Corp.	3,799	177,299
Mohawk Industries, Inc. (a)	903	92,305
Vulcan Materials Co.	2,239	392,071
		2,344,485
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	3,868	540,437
Emerson Electric Co.	9,962	956,950
Generac Holdings, Inc. (a)	1,075	108,209
		1,605,596
Electronics — 1.2%
Agilent Technologies, Inc.	5,033	753,188
Allegion PLC	1,480	155,785
Amphenol Corp. Class A	10,021	762,999
Fortive Corp.	5,993	385,050
Garmin Ltd.	2,595	239,493

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Honeywell International, Inc.	11,351	$2,432,519
Keysight Technologies, Inc. (a)	3,031	518,513
Mettler-Toledo International, Inc. (a)	379	547,826
TE Connectivity Ltd.	5,388	618,542
Trimble, Inc. (a)	4,171	210,886
		6,624,801
Engineering & Construction — 0.1%
Jacobs Solutions, Inc.	2,150	258,151
Environmental Controls — 0.3%
Pentair PLC	2,769	124,550
Republic Services, Inc.	3,460	446,305
Waste Management, Inc.	6,337	994,149
		1,565,004
Hand & Machine Tools — 0.1%
Snap-on, Inc.	897	204,955
Stanley Black & Decker, Inc.	2,490	187,049
		392,004
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	8,813	2,111,242
Machinery – Diversified — 0.9%
Deere & Co.	4,652	1,994,591
Dover Corp.	2,418	327,421
IDEX Corp.	1,272	290,436
Ingersoll Rand, Inc.	6,793	354,934
Nordson Corp.	911	216,563
Otis Worldwide Corp.	7,081	554,513
Rockwell Automation, Inc.	1,945	500,974
Westinghouse Air Brake Technologies Corp.	3,064	305,818
Xylem, Inc.	3,036	335,691
		4,880,941
Miscellaneous - Manufacturing — 1.2%
3M Co.	9,327	1,118,494
A.O. Smith Corp.	2,164	123,867
Eaton Corp. PLC	6,711	1,053,292
General Electric Co.	18,474	1,547,937
Illinois Tool Works, Inc.	4,747	1,045,764
Parker-Hannifin Corp.	2,163	629,433
Teledyne Technologies, Inc. (a)	790	315,929
Textron, Inc.	3,563	252,260
Trane Technologies PLC	3,904	656,223
		6,743,199
Packaging & Containers — 0.2%
Amcor PLC	25,313	301,478
Ball Corp.	5,295	270,786
Packaging Corp. of America	1,579	201,970
Sealed Air Corp.	2,446	122,006

	Number of Shares	Value
WestRock Co.	4,279	$150,450
		1,046,690
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	673	155,248
Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	1,989	182,113
CSX Corp.	35,635	1,103,972
Expeditors International of Washington, Inc.	2,674	277,882
FedEx Corp.	4,027	697,476
J.B. Hunt Transport Services, Inc.	1,399	243,930
Norfolk Southern Corp.	3,920	965,967
Old Dominion Freight Line, Inc.	1,544	438,156
Union Pacific Corp.	10,411	2,155,806
United Parcel Service, Inc. Class B	12,330	2,143,447
		8,208,749
		45,915,685
Technology — 21.5%
Computers — 7.5%
Accenture PLC Class A	10,657	2,843,714
Apple, Inc.	252,993	32,871,380
Cognizant Technology Solutions Corp. Class A	8,723	498,868
DXC Technology Co. (a)	3,872	102,608
EPAM Systems, Inc. (a)	966	316,597
Fortinet, Inc. (a)	11,026	539,061
Hewlett Packard Enterprise Co.	21,880	349,205
HP, Inc.	14,996	402,943
International Business Machines Corp.	15,309	2,156,885
Leidos Holdings, Inc.	2,300	241,937
NetApp, Inc.	3,702	222,342
Seagate Technology Holdings PLC	3,290	173,087
Western Digital Corp. (a)	5,275	166,426
		40,885,053
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	872	223,590
Semiconductors — 4.8%
Advanced Micro Devices, Inc. (a)	27,197	1,761,550
Analog Devices, Inc.	8,703	1,427,553
Applied Materials, Inc.	14,570	1,418,826
Broadcom, Inc.	6,855	3,832,836
Intel Corp.	69,888	1,847,140
KLA Corp.	2,389	900,725
Lam Research Corp.	2,308	970,052
Microchip Technology, Inc.	9,308	653,887
Micron Technology, Inc.	18,411	920,182
Monolithic Power Systems, Inc.	749	264,854
NVIDIA Corp.	42,133	6,157,317

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NXP Semiconductor NV	4,370	$690,591
ON Semiconductor Corp. (a)	7,299	455,239
Qorvo, Inc. (a)	1,738	157,532
QUALCOMM, Inc.	18,920	2,080,065
Skyworks Solutions, Inc.	2,703	246,324
Teradyne, Inc.	2,641	230,691
Texas Instruments, Inc.	15,394	2,543,397
		26,558,761
Software — 9.1%
Activision Blizzard, Inc.	11,994	918,141
Adobe, Inc. (a)	7,885	2,653,539
Akamai Technologies, Inc. (a)	2,678	225,755
ANSYS, Inc. (a)	1,467	354,412
Autodesk, Inc. (a)	3,661	684,131
Broadridge Financial Solutions, Inc.	1,975	264,907
Cadence Design Systems, Inc. (a)	4,614	741,193
Ceridian HCM Holding, Inc. (a)	2,578	165,379
Electronic Arts, Inc.	4,450	543,701
Fidelity National Information Services, Inc.	10,069	683,182
Fiserv, Inc. (a)	10,775	1,089,029
Intuit, Inc.	4,777	1,859,304
Jack Henry & Associates, Inc.	1,228	215,588
Microsoft Corp.	126,118	30,245,619
MSCI, Inc.	1,356	630,770
Oracle Corp.	26,023	2,127,120
Paychex, Inc.	5,397	623,677
Paycom Software, Inc. (a)	819	254,144
PTC, Inc. (a)	1,781	213,791
Roper Technologies, Inc.	1,786	771,713
Salesforce, Inc. (a)	16,932	2,245,014
ServiceNow, Inc. (a)	3,403	1,321,283
Synopsys, Inc. (a)	2,577	822,810
Take-Two Interactive Software, Inc. (a)	2,640	274,903
Tyler Technologies, Inc. (a)	700	225,687
		50,154,792
		117,822,196
Utilities — 3.1%
Electric — 2.9%
The AES Corp.	11,253	323,636
Alliant Energy Corp.	4,228	233,428
Ameren Corp.	4,354	387,158
American Electric Power Co., Inc.	8,656	821,887
CenterPoint Energy, Inc.	10,606	318,074
CMS Energy Corp.	4,889	309,620
Consolidated Edison, Inc.	5,974	569,382

	Number of Shares	Value
Constellation Energy Corp.	5,507	$474,759
Dominion Energy, Inc.	14,026	860,074
DTE Energy Co.	3,264	383,618
Duke Energy Corp.	12,973	1,336,089
Edison International	6,425	408,759
Entergy Corp.	3,427	385,538
Evergy, Inc.	3,865	243,225
Eversource Energy	5,837	489,374
Exelon Corp.	16,708	722,287
FirstEnergy Corp.	9,145	383,541
NextEra Energy, Inc.	33,640	2,812,304
NRG Energy, Inc.	3,961	126,039
PG&E Corp. (a)	27,124	441,036
Pinnacle West Capital Corp.	1,904	144,780
PPL Corp.	12,402	362,386
Public Service Enterprise Group, Inc.	8,405	514,974
Sempra Energy	5,296	818,444
The Southern Co.	18,445	1,317,158
WEC Energy Group, Inc.	5,316	498,428
Xcel Energy, Inc.	9,217	646,204
		16,332,202
Gas — 0.1%
Atmos Energy Corp.	2,357	264,149
NiSource, Inc.	6,836	187,443
		451,592
Water — 0.1%
American Water Works Co., Inc.	3,063	466,862
		17,250,656

TOTAL COMMON STOCK (Cost $330,074,961)		543,564,204

TOTAL EQUITIES (Cost $330,074,961)		543,564,204

TOTAL LONG-TERM INVESTMENTS (Cost $330,074,961)		543,564,204

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (b)	$ 4,469,396	$ 4,469,396
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill
4.618% 5/11/23 (c) (d)	860,000	846,116

TOTAL SHORT-TERM INVESTMENTS (Cost $5,315,546)		5,315,512

TOTAL INVESTMENTS — 99.9% (Cost $335,390,507) (e)		548,879,716

Other Assets/(Liabilities) — 0.1%		380,307

NET ASSETS — 100.0%		$ 549,260,023

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $4,470,032. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $4,558,790.

(c)	The rate shown represents yield-to-maturity.
(d)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	3/17/23	30	$5,988,823	$(197,323)

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 97.8%
COMMON STOCK — 97.8%
Basic Materials — 8.1%
Chemicals — 8.1%
Ecolab, Inc.	80,006	$11,645,673
Linde PLC	41,977	13,692,058
		25,337,731
		25,337,731
Consumer, Cyclical — 15.4%
Apparel — 5.6%
NIKE, Inc. Class B	147,301	17,235,690
Retail — 9.8%
McDonald’s Corp.	44,577	11,747,377
The TJX Cos., Inc.	235,597	18,753,521
		30,500,898
		47,736,588
Consumer, Non-cyclical — 36.4%
Beverages — 6.6%
The Coca-Cola Co.	97,399	6,195,551
PepsiCo, Inc.	79,143	14,297,974
		20,493,525
Cosmetics & Personal Care — 8.5%
Colgate-Palmolive Co.	172,003	13,552,116
The Procter & Gamble Co.	84,787	12,850,318
		26,402,434
Health Care – Products — 12.9%
Baxter International, Inc.	116,782	5,952,378
Danaher Corp.	51,081	13,557,919
Medtronic PLC	98,780	7,677,182
Stryker Corp.	53,028	12,964,816
		40,152,295
Health Care – Services — 5.1%
UnitedHealth Group, Inc.	29,710	15,751,648
Pharmaceuticals — 3.3%
Johnson & Johnson	58,704	10,370,061
		113,169,963
Financial — 18.7%
Diversified Financial Services — 7.6%
American Express Co.	63,144	9,329,526
Visa, Inc. Class A	68,882	14,310,924
		23,640,450
Insurance — 9.0%
Chubb Ltd.	64,786	14,291,792
Marsh & McLennan Cos., Inc.	82,340	13,625,623
		27,917,415

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 2.1%
American Tower Corp.	30,508	$6,463,425
		58,021,290
Industrial — 12.9%
Aerospace & Defense — 5.1%
Lockheed Martin Corp.	7,136	3,471,593
Northrop Grumman Corp.	22,642	12,353,701
		15,825,294
Electronics — 5.1%
Honeywell International, Inc.	75,092	16,092,216
Transportation — 2.7%
Union Pacific Corp.	40,226	8,329,598
		40,247,108
Technology — 6.3%
Computers — 3.2%
Accenture PLC Class A	37,172	9,918,977
Software — 3.1%
Microsoft Corp.	40,198	9,640,284
		19,559,261

TOTAL COMMON STOCK (Cost $270,304,621)		304,071,941

TOTAL EQUITIES (Cost $270,304,621)		304,071,941

TOTAL LONG-TERM INVESTMENTS (Cost $270,304,621)		304,071,941
	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (a)	$6,841,559	6,841,559

TOTAL SHORT-TERM INVESTMENTS (Cost $6,841,559)		6,841,559

TOTAL INVESTMENTS — 100.0% (Cost $277,146,180) (b)		310,913,500

Other Assets/(Liabilities) — (0.0)%		(68,514)

NET ASSETS — 100.0%		$310,844,986

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Maturity value of $6,842,532. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $6,978,446.

(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	83.1%
Ireland	10.1%
Switzerland	4.6%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Australia — 3.8%
BHP Group Ltd. Sponsored ADR	10,700	$663,935
BHP Group Ltd.	22,900	709,012
Macquarie Group Ltd.	16,700	1,895,872
Santos Ltd.	417,300	2,046,216
Westpac Banking Corp.	46,700	734,498
Woodside Energy Group Ltd. (a)	36,504	883,218
		6,932,751
Belgium — 3.4%
Anheuser-Busch InBev SA	53,800	3,234,358
Groupe Bruxelles Lambert SA	14,900	1,193,531
KBC Group NV	29,800	1,913,377
		6,341,266
Canada — 0.7%
TFI International, Inc. (a)	12,200	1,221,892
Cayman Islands — 2.5%
CK Asset Holdings Ltd.	294,500	1,813,179
CK Hutchison Holdings Ltd.	481,600	2,891,205
		4,704,384
Finland — 1.2%
Nokia OYJ	497,000	2,309,259
France — 11.2%
Amundi SA (b)	21,400	1,215,961
Capgemini SE	14,300	2,398,308
Cie de Saint-Gobain	20,000	981,876
Dassault Aviation SA	5,400	916,212
Engie SA	158,700	2,273,225
Rexel SA	38,100	755,028
Sanofi	34,100	3,299,537
Societe Generale SA	51,200	1,284,615
Sodexo SA	9,400	899,231
TotalEnergies SE	52,200	3,258,071
Ubisoft Entertainment SA (c)	19,500	553,507
Veolia Environnement SA	114,012	2,929,026
		20,764,597
Germany — 11.7%
Allianz SE Registered	8,800	1,892,231
BASF SE	47,300	2,348,171
Bayer AG Registered	10,700	552,467
Deutsche Boerse AG	9,400	1,621,883
Deutsche Post AG Registered	48,900	1,840,686
HeidelbergCement AG	43,100	2,458,136
Infineon Technologies AG	65,900	2,007,161
SAP SE	29,500	3,044,382
Siemens AG Registered	22,700	3,150,593

	Number of Shares	Value
Siemens Energy AG (c)	87,700	$1,650,083
Talanx AG (c)	20,700	982,028
		21,547,821
Ireland — 4.3%
AIB Group PLC (a)	510,500	1,967,809
DCC PLC	31,000	1,530,357
Linde PLC	6,200	2,022,316
Smurfit Kappa Group PLC	65,900	2,441,619
		7,962,101
Israel — 1.0%
Check Point Software Technologies Ltd. (c)	14,300	1,804,088
Italy — 0.3%
Prysmian SpA	16,100	596,008
Japan — 18.5%
Astellas Pharma, Inc.	133,700	2,028,375
Denka Co. Ltd.	38,500	879,148
FANUC Corp.	12,200	1,820,751
Fujitsu Ltd.	12,300	1,628,865
Hitachi Ltd.	46,600	2,345,138
Kirin Holdings Co. Ltd. (a)	93,300	1,429,381
Kyocera Corp.	40,000	1,996,173
Nintendo Co. Ltd.	54,000	2,261,283
Olympus Corp.	49,800	880,250
ORIX Corp.	134,200	2,163,950
Rakuten Group, Inc. (a) (c)	269,600	1,223,645
SBI Holdings, Inc.	86,000	1,648,844
Sega Sammy Holdings, Inc.	52,800	794,915
Seven & i Holdings Co. Ltd.	66,800	2,857,595
Sony Group Corp.	40,500	3,088,364
Square Enix Holdings Co. Ltd.	17,000	789,296
Sumitomo Mitsui Financial Group, Inc.	60,200	2,425,715
Toshiba Corp.	40,500	1,419,637
Toyota Industries Corp.	45,500	2,480,700
		34,162,025
Luxembourg — 0.9%
ArcelorMittal SA	60,200	1,573,984
Netherlands — 6.1%
AerCap Holdings NV (c)	37,600	2,192,832
ASML Holding NV	4,000	2,165,212
CNH Industrial NV	116,200	1,866,190
EXOR NV (c)	10,400	759,169
Heineken Holding NV	28,300	2,179,083
Koninklijke Philips NV	35,779	537,015
NXP Semiconductor NV	10,300	1,627,709
		11,327,210

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Norway — 0.8%
Aker BP ASA	43,673	$1,361,335
DNB Bank ASA	7,300	144,526
Mowi ASA	1,600	27,318
		1,533,179
Republic of Korea — 1.5%
Samsung Electronics Co. Ltd.	63,400	2,795,819
Singapore — 1.4%
DBS Group Holdings, Ltd.	105,000	2,658,223
Sweden — 2.3%
Essity AB Class B	49,700	1,304,523
Husqvarna AB Class B	44,900	316,361
Investor AB Class B	37,800	685,589
Skandinaviska Enskilda Banken AB Class A	32,900	378,621
Volvo AB Class B	84,298	1,526,355
		4,211,449
Switzerland — 9.6%
ABB Ltd. Registered	84,000	2,558,453
Alcon, Inc.	8,300	570,081
Cie Financiere Richemont SA Registered	16,600	2,148,134
Julius Baer Group Ltd.	4,900	284,817
Nestle SA Registered	26,200	3,025,720
Novartis AG Registered	39,700	3,596,078
Roche Holding AG	9,800	3,079,766
UBS Group AG Registered	129,400	2,411,962
		17,675,011
United Kingdom — 17.3%
Ashtead Group PLC	35,200	2,010,860
Aviva PLC	135,876	724,239
Barratt Developments PLC	135,100	648,734
BP PLC	394,800	2,295,854
Bunzl PLC	39,900	1,331,755
Burberry Group PLC	24,300	593,771
Entain PLC	40,700	652,571
Glencore PLC	295,400	1,975,273
GSK PLC	107,900	1,876,360
Imperial Brands PLC	15,400	384,763
Inchcape PLC	101,900	1,005,793
Informa PLC	215,300	1,614,173
Kingfisher PLC	179,400	513,429
Legal & General Group PLC	384,200	1,160,340
Liberty Global PLC Class C (c)	38,900	755,827
Lloyds Banking Group PLC	4,554,600	2,501,081
Melrose Industries PLC	645,190	1,048,895
Persimmon PLC	61,100	901,906
Reckitt Benckiser Group PLC	35,700	2,483,614

	Number of Shares	Value
Smith & Nephew PLC	144,800	$1,934,494
Tesco PLC	778,205	2,109,920
Unilever PLC	68,000	3,430,531
		31,954,183

TOTAL COMMON STOCK (Cost $188,948,208)		182,075,250

TOTAL EQUITIES (Cost $188,948,208)		182,075,250

MUTUAL FUNDS — 0.7%
United States — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	1,268,198	1,268,198

TOTAL MUTUAL FUNDS (Cost $1,268,198)		1,268,198

TOTAL LONG-TERM INVESTMENTS (Cost $190,216,406)		183,343,448
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$2,062,706	2,062,706

TOTAL SHORT-TERM INVESTMENTS (Cost $2,062,706)		2,062,706

TOTAL INVESTMENTS — 100.3% (Cost $192,279,112) (f)		185,406,154

Other Assets/(Liabilities) — (0.3)%		(598,529)

NET ASSETS — 100.0%		$184,807,625

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $6,286,056 or 3.40% of net assets. The Fund received $5,352,067 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $1,215,961 or 0.66% of net assets.

(c)	Non-income producing security.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,063,000. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $2,104,057.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	24.7%
Financial	20.4%
Industrial	13.6%
Technology	10.6%
Consumer, Cyclical	10.2%
Basic Materials	6.8%
Energy	6.2%
Communications	3.9%
Utilities	2.8%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Basic Materials — 1.3%
Chemicals — 1.3%
DuPont de Nemours, Inc.	6,325	$434,085
Valvoline, Inc.	51,272	1,674,031
		2,108,116
Communications — 10.0%
Advertising — 1.0%
The Interpublic Group of Cos., Inc.	48,925	1,629,692
Internet — 6.9%
Airbnb, Inc. Class A (a)	19,561	1,672,465
Alphabet, Inc. Class A (a)	31,111	2,744,924
Meta Platforms, Inc. Class A (a)	22,711	2,733,042
Netflix, Inc. (a)	14,867	4,383,981
		11,534,412
Telecommunications — 2.1%
Motorola Solutions, Inc.	5,075	1,307,878
T-Mobile US, Inc. (a)	7,842	1,097,880
Verizon Communications, Inc.	28,193	1,110,804
		3,516,562
		16,680,666
Consumer, Cyclical — 4.4%
Auto Manufacturers — 1.1%
General Motors Co.	53,780	1,809,159
Auto Parts & Equipment — 0.2%
Mobileye Global, Inc. Class A (a)	12,067	423,069
Retail — 3.1%
Dollar General Corp.	4,161	1,024,646
O’Reilly Automotive, Inc. (a)	2,838	2,395,357
Starbucks Corp.	17,943	1,779,946
		5,199,949
		7,432,177
Consumer, Non-cyclical — 20.9%
Agriculture — 1.1%
British American Tobacco PLC Sponsored ADR (b)	44,540	1,780,709
Beverages — 5.0%
The Coca-Cola Co.	45,409	2,888,466
Constellation Brands, Inc. Class A	13,494	3,127,235
PepsiCo, Inc.	13,083	2,363,575
		8,379,276
Biotechnology — 1.9%
Gilead Sciences, Inc.	23,401	2,008,976
Seagen, Inc. (a)	8,827	1,134,358
		3,143,334

	Number of Shares	Value
Commercial Services — 0.6%
Equifax, Inc.	4,780	$929,041
Cosmetics & Personal Care — 0.5%
Coty, Inc. Class A (a)	102,800	879,968
Food — 0.5%
Sysco Corp.	11,734	897,064
Health Care – Products — 0.9%
Zimmer Biomet Holdings, Inc.	12,103	1,543,132
Health Care – Services — 5.4%
HCA Healthcare, Inc.	14,033	3,367,359
Tenet Healthcare Corp. (a)	31,807	1,551,863
UnitedHealth Group, Inc.	7,694	4,079,205
		8,998,427
Pharmaceuticals — 5.0%
AstraZeneca PLC Sponsored ADR	48,385	3,280,503
Bristol-Myers Squibb Co.	21,029	1,513,037
CVS Health Corp.	24,371	2,271,133
Eli Lilly & Co.	3,528	1,290,684
		8,355,357
		34,906,308
Energy — 5.1%
Oil & Gas — 4.2%
APA Corp.	39,443	1,841,199
Exxon Mobil Corp.	46,975	5,181,343
		7,022,542
Pipelines — 0.9%
Cheniere Energy, Inc.	4,704	705,412
Magellan Midstream Partners LP (c)	16,239	815,360
		1,520,772
		8,543,314
Financial — 19.7%
Banks — 4.4%
First Citizens BancShares, Inc. Class A	1,857	1,408,275
JP Morgan Chase & Co.	44,723	5,997,354
		7,405,629
Diversified Financial Services — 8.7%
American Express Co.	19,233	2,841,676
The Charles Schwab Corp.	33,012	2,748,579
Intercontinental Exchange, Inc.	18,579	1,906,019
Mastercard, Inc. Class A	9,833	3,419,229
Rocket Cos., Inc. Class A	97,958	685,706
Visa, Inc. Class A	14,072	2,923,599
		14,524,808
Insurance — 3.8%
The Allstate Corp.	21,917	2,971,945

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Equitable Holdings, Inc.	119,907	$3,441,331
		6,413,276
Real Estate Investment Trusts (REITS) — 2.8%
Prologis, Inc.	41,336	4,659,807
		33,003,520
Industrial — 12.8%
Aerospace & Defense — 1.8%
Lockheed Martin Corp.	2,760	1,342,713
Raytheon Technologies Corp.	16,547	1,669,923
		3,012,636
Building Materials — 1.5%
Vulcan Materials Co.	13,792	2,415,117
Electronics — 1.6%
Honeywell International, Inc.	12,261	2,627,532
Environmental Controls — 0.7%
Waste Connections, Inc.	8,949	1,186,279
Machinery – Diversified — 3.5%
Deere & Co.	6,919	2,966,591
Otis Worldwide Corp.	37,439	2,931,848
		5,898,439
Transportation — 3.7%
Union Pacific Corp.	8,824	1,827,185
United Parcel Service, Inc. Class B	25,495	4,432,051
		6,259,236
		21,399,239
Technology — 22.2%
Computers — 5.8%
Amdocs Ltd.	12,661	1,150,885
Apple, Inc.	63,460	8,245,358
Crowdstrike Holdings, Inc. Class A (a)	3,268	344,087
		9,740,330
Semiconductors — 4.0%
Advanced Micro Devices, Inc. (a)	28,403	1,839,662
Applied Materials, Inc.	21,008	2,045,759
Monolithic Power Systems, Inc.	1,094	386,850
QUALCOMM, Inc.	22,068	2,426,156
		6,698,427
Software — 12.4%
Electronic Arts, Inc.	6,630	810,053
Fiserv, Inc. (a)	23,801	2,405,567
Manhattan Associates, Inc. (a)	4,554	552,856
Microsoft Corp.	40,312	9,667,624
ServiceNow, Inc. (a)	2,613	1,014,550
Synopsys, Inc. (a)	4,742	1,514,073
Tyler Technologies, Inc. (a)	3,454	1,113,604

	Number of Shares	Value
VMware, Inc. Class A (a)	29,962	$3,678,135
		20,756,462
		37,195,219
Utilities — 2.9%
Electric — 2.9%
FirstEnergy Corp.	70,252	2,946,369
The Southern Co.	26,663	1,904,005
		4,850,374

TOTAL COMMON STOCK (Cost $163,938,314)		166,118,933

TOTAL EQUITIES (Cost $163,938,314)		166,118,933

MUTUAL FUNDS — 1.1%
Diversified Financial Services — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	1,772,758	1,772,758

TOTAL MUTUAL FUNDS (Cost $1,772,758)		1,772,758

TOTAL LONG-TERM INVESTMENTS (Cost $165,711,072)		167,891,691
	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$1,284,747	1,284,747

TOTAL SHORT-TERM INVESTMENTS (Cost $1,284,747)		1,284,747

TOTAL INVESTMENTS — 101.2% (Cost $166,995,819) (f)		169,176,438

Other Assets/(Liabilities) — (1.2)%		(1,963,808)

NET ASSETS — 100.0%		$167,212,630

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $1,728,655 or 1.03% of net assets. (Note 2).
(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,284,930. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $1,310,468.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 97.8%
COMMON STOCK — 97.8%
Basic Materials — 3.5%
Chemicals — 3.5%
Axalta Coating Systems Ltd. (a)	59,562	$1,517,044
DuPont de Nemours, Inc.	43,038	2,953,698
Olin Corp.	25,506	1,350,288
		5,821,030
Communications — 6.3%
Internet — 2.8%
Alphabet, Inc. Class A (a)	42,431	3,743,687
Booking Holdings, Inc. (a)	507	1,021,747
		4,765,434
Telecommunications — 3.5%
Cisco Systems, Inc.	71,584	3,410,262
T-Mobile US, Inc. (a)	16,913	2,367,820
		5,778,082
		10,543,516
Consumer, Cyclical — 4.1%
Distribution & Wholesale — 0.9%
LKQ Corp.	28,484	1,521,330
Home Furnishing — 0.9%
Sony Group Corp. Sponsored ADR	19,187	1,463,584
Retail — 2.3%
AutoZone, Inc. (a)	1,603	3,953,287
		6,938,201
Consumer, Non-cyclical — 28.8%
Beverages — 2.7%
Coca-Cola Europacific Partners PLC	26,371	1,458,844
Keurig Dr Pepper, Inc.	87,414	3,117,183
		4,576,027
Commercial Services — 2.5%
FleetCor Technologies, Inc. (a)	7,385	1,356,477
Global Payments, Inc.	8,191	813,530
United Rentals, Inc. (a)	5,467	1,943,081
		4,113,088
Food — 0.9%
US Foods Holding Corp. (a)	43,375	1,475,617
Health Care – Products — 1.0%
Avantor, Inc. (a)	56,034	1,181,757
Envista Holdings Corp. (a)	15,173	510,875
		1,692,632
Health Care – Services — 4.8%
Centene Corp. (a)	38,600	3,165,586
ICON PLC (a)	7,564	1,469,307

	Number of Shares	Value
UnitedHealth Group, Inc.	6,353	$3,368,234
		8,003,127
Pharmaceuticals — 16.9%
AbbVie, Inc.	14,608	2,360,799
AmerisourceBergen Corp.	13,449	2,228,634
Bristol-Myers Squibb Co.	62,606	4,504,502
Cigna Corp.	11,919	3,949,241
CVS Health Corp.	41,343	3,852,754
Johnson & Johnson	36,471	6,442,602
McKesson Corp.	1,975	740,862
Sanofi ADR	88,614	4,291,576
		28,370,970
		48,231,461
Energy — 12.2%
Oil & Gas — 10.1%
Canadian Natural Resources Ltd.	41,021	2,277,896
Cenovus Energy, Inc. (b)	120,033	2,329,841
ConocoPhillips	34,450	4,065,100
Devon Energy Corp.	29,772	1,831,276
EOG Resources, Inc.	9,141	1,183,942
Marathon Petroleum Corp.	26,297	3,060,708
Pioneer Natural Resources Co.	9,326	2,129,965
		16,878,728
Oil & Gas Services — 2.1%
Halliburton Co.	19,112	752,057
Schlumberger NV	52,304	2,796,172
		3,548,229
		20,426,957
Financial — 18.7%
Banks — 9.6%
Bank of America Corp.	78,189	2,589,620
The Goldman Sachs Group, Inc.	7,047	2,419,799
JP Morgan Chase & Co.	45,988	6,166,991
Truist Financial Corp.	30,992	1,333,586
Wells Fargo & Co.	84,008	3,468,690
		15,978,686
Diversified Financial Services — 3.4%
Capital One Financial Corp.	6,837	635,568
The Charles Schwab Corp.	49,517	4,122,785
Intercontinental Exchange, Inc.	9,816	1,007,023
		5,765,376
Insurance — 5.7%
The Allstate Corp.	5,790	785,124
Berkshire Hathaway, Inc. Class B (a)	19,186	5,926,555
Chubb Ltd.	9,111	2,009,887

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Everest Re Group Ltd.	2,585	$856,333
		9,577,899
		31,321,961
Industrial — 12.4%
Aerospace & Defense — 2.4%
General Dynamics Corp.	7,035	1,745,454
Howmet Aerospace, Inc.	55,481	2,186,506
		3,931,960
Building Materials — 2.5%
CRH PLC Sponsored ADR (b)	41,406	1,647,545
Masco Corp.	27,976	1,305,640
Mohawk Industries, Inc. (a)	11,794	1,205,582
		4,158,767
Electronics — 1.2%
Allegion PLC	8,831	929,551
Fortive Corp.	15,732	1,010,781
		1,940,332
Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	6,561	1,571,753
Machinery – Diversified — 3.3%
Deere & Co.	5,514	2,364,183
Dover Corp.	6,113	827,761
Otis Worldwide Corp.	16,558	1,296,657
Westinghouse Air Brake Technologies Corp.	10,836	1,081,541
		5,570,142
Miscellaneous - Manufacturing — 1.0%
Eaton Corp. PLC	11,026	1,730,531
Transportation — 1.1%
Union Pacific Corp.	8,971	1,857,625
		20,761,110
Technology — 9.7%
Computers — 1.7%
Cognizant Technology Solutions Corp. Class A	24,457	1,398,696
Leidos Holdings, Inc.	13,859	1,457,828
		2,856,524
Semiconductors — 6.1%
Advanced Micro Devices, Inc. (a)	15,820	1,024,661
Applied Materials, Inc.	17,320	1,686,622
Lam Research Corp.	1,924	808,657
Microchip Technology, Inc.	21,539	1,513,115

	Number of Shares	Value
Micron Technology, Inc.	26,968	$1,347,861
NXP Semiconductor NV	3,766	595,141
Qorvo, Inc. (a)	5,508	499,245
QUALCOMM, Inc.	24,171	2,657,360
		10,132,662
Software — 1.9%
Activision Blizzard, Inc.	13,720	1,050,266
Fidelity National Information Services, Inc.	12,219	829,059
SS&C Technologies Holdings, Inc	25,983	1,352,675
		3,232,000
		16,221,186
Utilities — 2.1%
Electric — 2.1%
CenterPoint Energy, Inc.	56,529	1,695,305
FirstEnergy Corp.	43,139	1,809,249
		3,504,554
		3,504,554

TOTAL COMMON STOCK (Cost $135,292,968)		163,769,976

TOTAL EQUITIES (Cost $135,292,968)		163,769,976

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	38,835	38,835

TOTAL MUTUAL FUNDS (Cost $38,835)		38,835

TOTAL LONG-TERM INVESTMENTS (Cost $135,331,803)		163,808,811

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (d)	$3,618,144	$3,618,144

TOTAL SHORT-TERM INVESTMENTS (Cost $3,618,144)		3,618,144

TOTAL INVESTMENTS — 100.0% (Cost $138,949,947) (e)		167,426,955

Other Assets/(Liabilities) — (0.0)%		(13,450)

NET ASSETS — 100.0%		$167,413,505

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $3,929,694 or 2.35% of net assets. The Fund received $3,992,297 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $3,618,659. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $3,690,552.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Austria — 0.4%
Erste Group Bank AG	17,304	$551,783
Canada — 3.8%
Canadian National Railway Co.	20,452	2,431,334
Canadian Pacific Railway Ltd. (a)	38,040	2,837,403
		5,268,737
Denmark — 0.5%
Carlsberg A/S Class B	5,558	735,749
France — 11.4%
Air Liquide SA	8,750	1,244,594
Danone SA	40,259	2,121,001
EssilorLuxottica SA	3,386	616,577
Hermes International	388	598,738
Legrand SA	20,114	1,619,528
LVMH Moet Hennessy Louis Vuitton SE	4,720	3,428,820
Pernod Ricard SA	10,590	2,081,566
Schneider Electric SE	29,004	4,079,106
		15,789,930
Germany — 4.0%
Bayer AG Registered	28,581	1,475,708
Brenntag SE	9,032	577,468
Deutsche Boerse AG	4,415	761,768
Merck KGaA	10,832	2,097,727
MTU Aero Engines AG	3,060	662,307
		5,574,978
Ireland — 10.7%
Accenture PLC Class A	12,178	3,249,578
Aon PLC Class A	6,711	2,014,240
Linde PLC (b)	9,635	3,150,366
Linde PLC	1,894	617,785
Medtronic PLC	41,234	3,204,706
Willis Towers Watson PLC	10,268	2,511,347
		14,748,022
Israel — 1.0%
Check Point Software Technologies Ltd. (b)	10,894	1,374,387
Japan — 1.6%
Hoya Corp.	5,600	541,829
Kubota Corp.	91,300	1,257,688
Olympus Corp.	25,300	447,195
		2,246,712
Mexico — 0.3%
Grupo Financiero Banorte SAB de CV Class O	54,584	392,829

	Number of Shares	Value
Netherlands — 2.3%
Akzo Nobel NV	16,217	$1,082,096
Heineken NV	22,245	2,089,952
		3,172,048
Republic of Korea — 0.9%
Samsung Electronics Co. Ltd.	28,793	1,269,716
Spain — 0.7%
Aena SME SA (b) (c)	8,228	1,036,239
Sweden — 1.6%
Essity AB Class B	81,977	2,151,728
Switzerland — 9.1%
Adecco Group AG Registered	9,605	315,855
Cie Financiere Richemont SA Registered	18,213	2,356,865
Julius Baer Group Ltd.	10,390	603,929
Nestle SA Registered	27,977	3,230,938
Roche Holding AG	11,351	3,567,186
Sonova Holding AG Registered	2,607	620,302
UBS Group AG Registered	101,005	1,882,691
		12,577,766
United Kingdom — 7.2%
Aptiv PLC (b)	5,533	515,288
Burberry Group PLC	42,327	1,034,261
Compass Group PLC	33,928	783,973
Diageo PLC	65,810	2,906,123
London Stock Exchange Group PLC	9,487	818,577
Reckitt Benckiser Group PLC	26,899	1,871,337
Rolls-Royce Holdings PLC (b)	580,979	650,459
Whitbread PLC	16,988	528,482
WPP PLC	90,105	894,549
		10,003,049
United States — 43.6%
3M Co.	11,646	1,396,588
Abbott Laboratories	19,559	2,147,383
Alphabet, Inc. Class A (b)	20,145	1,777,393
American Express Co.	11,666	1,723,651
Amphenol Corp. Class A	12,940	985,252
Boston Scientific Corp. (b)	52,967	2,450,783
Carrier Global Corp.	8,851	365,104
The Charles Schwab Corp.	32,019	2,665,902
Cognizant Technology Solutions Corp. Class A	22,247	1,272,306
Colgate-Palmolive Co.	10,769	848,489
Comcast Corp. Class A	91,003	3,182,375
The Cooper Cos., Inc.	3,837	1,268,781
eBay, Inc.	23,583	977,987
Equifax, Inc.	8,379	1,628,542

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fidelity National Information Services, Inc.	23,179	$1,572,695
Fiserv, Inc. (b)	19,854	2,006,644
The Goldman Sachs Group, Inc.	7,789	2,674,587
Honeywell International, Inc.	15,213	3,260,146
International Flavors & Fragrances, Inc.	18,277	1,916,161
Liberty Broadband Corp. Class C (b)	20,449	1,559,645
Marriott International, Inc. Class A	5,378	800,730
Microchip Technology, Inc.	10,575	742,894
Omnicom Group, Inc.	4,992	407,197
Oracle Corp.	30,721	2,511,135
Otis Worldwide Corp.	10,246	802,364
PayPal Holdings, Inc. (b)	7,236	515,348
PPG Industries, Inc.	12,077	1,518,562
Stryker Corp.	10,541	2,577,169
Thermo Fisher Scientific, Inc.	7,608	4,189,650
Union Pacific Corp.	6,147	1,272,859
United Parcel Service, Inc. Class B	8,225	1,429,834
Visa, Inc. Class A	20,455	4,249,731
The Walt Disney Co. (b)	18,560	1,612,493
Waters Corp. (b)	3,792	1,299,063
Zimmer Biomet Holdings, Inc.	5,708	727,770
		60,337,213

TOTAL COMMON STOCK (Cost $122,891,531)		137,230,886

TOTAL EQUITIES (Cost $122,891,531)		137,230,886

MUTUAL FUNDS — 2.1%
United States — 2.1%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	2,871,499	2,871,499

TOTAL MUTUAL FUNDS (Cost $2,871,499)		2,871,499

WARRANTS — 0.1%
Switzerland — 0.1%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (b)	105,484	87,842

TOTAL WARRANTS (Cost $0)		87,842

TOTAL LONG-TERM INVESTMENTS (Cost $125,763,030)		140,190,227

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$ 570,957	$ 570,957

TOTAL SHORT-TERM INVESTMENTS (Cost $570,957)		570,957

TOTAL INVESTMENTS — 101.7% (Cost $126,333,987) (f)		140,761,184

Other Assets/(Liabilities) — (1.7)%		(2,299,267)

NET ASSETS — 100.0%		$ 138,461,917

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $2,808,985 or 2.03% of net assets.
(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $1,036,239 or 0.75% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $571,038. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $582,441.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	34.1%
Industrial	17.8%
Financial	15.1%
Technology	10.1%
Communications	7.5%
Consumer, Cyclical	7.3%
Basic Materials	7.3%
Mutual Funds	2.1%
Total Long-Term Investments	101.3%
Short-Term Investments and Other Assets and Liabilities	(1.3)%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Basic Materials — 8.1%
Chemicals — 8.1%
Air Products & Chemicals, Inc.	21,983	$6,776,479
Axalta Coating Systems Ltd. (a)	65,627	1,671,520
DuPont de Nemours, Inc.	56,759	3,895,370
Element Solutions, Inc.	75,420	1,371,890
International Flavors & Fragrances, Inc.	37,958	3,979,517
		17,694,776
Communications — 2.6%
Media — 1.7%
Comcast Corp. Class A	104,772	3,663,877
Telecommunications — 0.9%
T-Mobile US, Inc. (a)	13,736	1,923,040
		5,586,917
Consumer, Cyclical — 6.1%
Auto Parts & Equipment — 0.5%
Aptiv PLC (a)	11,691	1,088,783
Entertainment — 1.0%
Marriott Vacations Worldwide Corp.	6,259	842,399
SeaWorld Entertainment, Inc. (a)	25,212	1,349,094
		2,191,493
Food Services — 0.9%
Aramark	45,500	1,880,970
Lodging — 1.4%
Las Vegas Sands Corp. (a)	44,360	2,132,385
MGM Resorts International	28,382	951,649
		3,084,034
Retail — 2.3%
Advance Auto Parts, Inc.	17,332	2,548,324
Dollar General Corp.	7,781	1,916,071
Lithia Motors, Inc.	2,673	547,270
		5,011,665
		13,256,945
Consumer, Non-cyclical — 28.7%
Agriculture — 3.4%
Philip Morris International, Inc.	73,946	7,484,075
Beverages — 2.5%
Coca-Cola Europacific Partners PLC	63,635	3,520,288
Molson Coors Beverage Co. Class B	36,761	1,893,927
		5,414,215
Biotechnology — 0.4%
Corteva, Inc.	13,767	809,224

	Number of Shares	Value
Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	14,428	$2,186,708
Health Care – Products — 3.3%
Envista Holdings Corp. (a)	30,376	1,022,760
Hologic, Inc. (a)	17,703	1,324,362
LivaNova PLC (a)	16,945	941,125
Medtronic PLC	49,599	3,854,834
		7,143,081
Health Care – Services — 5.7%
Elevance Health, Inc.	4,646	2,383,259
Humana, Inc.	6,498	3,328,210
UnitedHealth Group, Inc.	12,530	6,643,155
		12,354,624
Pharmaceuticals — 12.4%
Becton Dickinson and Co.	9,647	2,453,232
Cigna Corp.	17,147	5,681,487
CVS Health Corp.	57,149	5,325,715
Johnson & Johnson	10,521	1,858,535
Merck & Co., Inc.	79,033	8,768,711
Perrigo Co. PLC	82,173	2,801,278
		26,888,958
		62,280,885
Energy — 10.2%
Oil & Gas — 7.9%
Hess Corp.	46,525	6,598,176
Phillips 66	67,328	7,007,498
Pioneer Natural Resources Co.	9,413	2,149,835
Valero Energy Corp.	11,567	1,467,390
		17,222,899
Oil & Gas Services — 0.9%
Halliburton Co.	47,497	1,869,007
Pipelines — 1.4%
Enbridge, Inc.	77,734	3,039,399
		22,131,305
Financial — 19.7%
Banks — 7.9%
JP Morgan Chase & Co.	28,242	3,787,252
M&T Bank Corp.	11,358	1,647,592
Northern Trust Corp.	36,592	3,238,026
US Bancorp	80,122	3,494,120
Wells Fargo & Co.	119,337	4,927,425
		17,094,415
Diversified Financial Services — 0.9%
AerCap Holdings NV (a)	18,026	1,051,276
American Express Co.	6,314	932,894
		1,984,170

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 8.1%
The Allstate Corp.	40,363	$5,473,223
American International Group, Inc.	29,333	1,855,019
Axis Capital Holdings Ltd.	20,263	1,097,646
Berkshire Hathaway, Inc. Class B (a)	5,601	1,730,149
Chubb Ltd.	25,573	5,641,404
Willis Towers Watson PLC	7,711	1,885,956
		17,683,397
Real Estate — 0.4%
The Howard Hughes Corp. (a)	11,576	884,638
Real Estate Investment Trusts (REITS) — 2.4%
Corporate Office Properties Trust	104,963	2,722,740
VICI Properties, Inc.	75,305	2,439,882
		5,162,622
		42,809,242
Industrial — 11.8%
Aerospace & Defense — 4.1%
General Dynamics Corp.	11,821	2,932,908
Raytheon Technologies Corp.	60,818	6,137,753
		9,070,661
Building Materials — 0.9%
MDU Resources Group, Inc.	63,693	1,932,446
Engineering & Construction — 0.9%
AECOM	22,535	1,913,897
Hand & Machine Tools — 1.5%
Stanley Black & Decker, Inc.	42,638	3,202,967
Machinery – Construction & Mining — 1.7%
BWX Technologies, Inc.	29,148	1,692,916
Vertiv Holdings Co.	143,135	1,955,224
		3,648,140
Machinery – Diversified — 1.9%
Deere & Co.	9,523	4,083,081
Transportation — 0.8%
J.B. Hunt Transport Services, Inc.	10,428	1,818,226
		25,669,418
Technology — 7.0%
Computers — 1.0%
CACI International, Inc. Class A (a)	5,293	1,591,023
Cognizant Technology Solutions Corp. Class A	12,330	705,153
		2,296,176
Semiconductors — 2.0%
Broadcom, Inc.	3,438	1,922,289
Microchip Technology, Inc.	17,039	1,196,990
QUALCOMM, Inc.	10,949	1,203,733
		4,323,012

	Number of Shares	Value
Software — 4.0%
Electronic Arts, Inc.	13,746	$1,679,486
Fidelity National Information Services, Inc.	23,093	1,566,860
Oracle Corp.	66,673	5,449,851
		8,696,197
		15,315,385
Utilities — 5.0%
Electric — 5.0%
CenterPoint Energy, Inc.	52,497	1,574,385
Entergy Corp.	37,009	4,163,512
Exelon Corp.	33,898	1,465,411
Pinnacle West Capital Corp.	48,488	3,687,027
		10,890,335
		10,890,335

TOTAL COMMON STOCK (Cost $177,148,319)		215,635,208

TOTAL EQUITIES (Cost $177,148,319)		215,635,208

TOTAL LONG-TERM INVESTMENTS (Cost $177,148,319)		215,635,208
	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (b)	$1,489,257	1,489,257

TOTAL SHORT-TERM INVESTMENTS (Cost $1,489,257)		1,489,257

TOTAL INVESTMENTS — 99.9% (Cost $178,637,576) (c)		217,124,465

Other Assets/(Liabilities) — 0.1%		206,725

NET ASSETS — 100.0%		$217,331,190

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $1,489,469. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 6/29/23 - 6/30/24, and an aggregate market value, including accrued interest, of $1,519,106.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 98.2%
COMMON STOCK — 97.7%
Australia — 0.3%
Orica Ltd.	53,586	$547,568
Belgium — 1.1%
Anheuser-Busch InBev SA	21,400	1,286,529
KBC Group NV	15,487	994,378
		2,280,907
Canada — 3.4%
Canadian National Railway Co.	18,800	2,234,944
Intact Financial Corp.	7,723	1,111,736
Open Text Corp.	40,600	1,203,008
Restaurant Brands International, Inc.	4,500	291,015
Suncor Energy, Inc.	30,349	962,695
The Toronto-Dominion Bank	22,571	1,461,447
		7,264,845
Cayman Islands — 2.1%
Alibaba Group Holding Ltd. (a)	133,440	1,473,333
NetEase, Inc.	63,700	928,526
Tencent Holdings Ltd.	33,700	1,432,324
Vipshop Holdings Ltd. ADR (a)	51,164	697,877
		4,532,060
Denmark — 2.7%
Carlsberg A/S Class B	9,558	1,265,254
DSV A/S	5,180	821,580
Novo Nordisk A/S Class B	26,815	3,630,750
		5,717,584
France — 17.9%
Accor SA (a)	55,900	1,388,862
Air Liquide SA	27,315	3,885,266
BNP Paribas SA	44,776	2,548,083
Capgemini SE	22,089	3,704,631
Cie de Saint-Gobain	25,520	1,252,873
Cie Generale des Etablissements Michelin SCA	34,564	961,118
Danone SA	14,600	769,185
Dassault Systemes SE	21,936	791,167
Edenred	11,200	609,438
Engie SA	138,389	1,982,290
EssilorLuxottica SA	13,318	2,425,156
Kering SA	2,225	1,138,716
L’Oreal SA	3,117	1,118,201
Legrand SA	15,789	1,271,290
LVMH Moet Hennessy Louis Vuitton SE	4,988	3,623,507
Pernod Ricard SA	13,094	2,573,751
Publicis Groupe SA	18,051	1,146,254

	Number of Shares	Value
Schneider Electric SE	31,019	$4,362,495
Valeo	57,786	1,030,023
Worldline SA (a) (b)	36,500	1,424,243
		38,006,549
Germany — 15.8%
adidas AG	12,110	1,653,138
Allianz SE Registered	9,100	1,956,738
Bayer AG Registered	71,604	3,697,092
Bayerische Motoren Werke AG	20,900	1,865,433
Beiersdorf AG	23,207	2,663,041
Continental AG	30,620	1,829,420
Daimler Truck Holding AG (a)	47,449	1,470,125
Deutsche Boerse AG	15,838	2,732,701
Fresenius Medical Care AG & Co. KGaA	24,800	811,162
Fresenius SE & Co. KGaA	59,700	1,679,652
Henkel AG & Co. KGaA	16,100	1,038,364
Mercedes-Benz Group AG	31,898	2,093,259
Merck KGaA	15,047	2,914,005
MTU Aero Engines AG	4,178	904,288
SAP SE	40,275	4,156,356
Siemens AG Registered	11,140	1,546,150
thyssenkrupp AG (a)	115,674	705,847
		33,716,771
Hong Kong — 1.7%
AIA Group Ltd.	321,000	3,536,458
India — 0.5%
Axis Bank Ltd.	29,482	331,781
HDFC Bank Ltd. ADR	11,690	799,713
		1,131,494
Ireland — 2.2%
Linde PLC (a)	6,159	2,013,815
Ryanair Holdings PLC Sponsored ADR (a)	36,929	2,760,812
		4,774,627
Israel — 0.9%
Check Point Software Technologies Ltd. (a)	15,613	1,969,736
Italy — 2.7%
Eni SpA	116,873	1,669,442
Intesa Sanpaolo SpA	1,784,487	3,981,171
		5,650,613
Japan — 9.9%
Daikin Industries Ltd.	13,700	2,107,465
Denso Corp.	26,300	1,289,268
Fujitsu Ltd.	3,900	516,469
Hitachi Ltd.	60,900	3,064,783
Hoya Corp.	17,100	1,654,514

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Koito Manufacturing Co. Ltd.	47,600	$709,039
Komatsu Ltd.	31,800	689,906
Kose Corp. (c)	10,800	1,173,291
Kubota Corp.	70,800	975,294
Kyocera Corp.	32,700	1,631,872
Olympus Corp.	94,600	1,672,121
Shin-Etsu Chemical Co. Ltd.	6,400	779,747
SMC Corp.	3,400	1,438,981
Sony Group Corp.	24,200	1,845,393
Terumo Corp.	52,700	1,490,295
		21,038,438
Mexico — 0.1%
Grupo Televisa SAB Sponsored ADR	41,100	187,416
Netherlands — 4.9%
Akzo Nobel NV	6,835	456,072
CNH Industrial NV	105,253	1,690,380
EXOR NV (a)	20,075	1,465,414
ING Groep NV	156,394	1,908,071
Koninklijke Philips NV	33,444	501,969
Prosus NV (a)	27,523	1,889,604
QIAGEN NV (a)	28,939	1,456,457
Randstad NV	17,940	1,095,539
		10,463,506
Portugal — 0.6%
Galp Energia SGPS SA	88,012	1,190,930
Republic of Korea — 0.6%
NAVER Corp.	9,490	1,347,853
Singapore — 0.9%
DBS Group Holdings, Ltd.	78,800	1,994,933
Spain — 0.9%
Amadeus IT Group SA (a)	38,501	1,985,498
Sweden — 1.1%
Sandvik AB	14,900	269,023
SKF AB Class B	69,800	1,068,163
Volvo AB Class B	52,170	944,624
		2,281,810
Switzerland — 13.2%
Cie Financiere Richemont SA Registered	25,252	3,267,751
Credit Suisse Group AG Registered (a)	242,809	729,511
Holcim AG (a)	27,459	1,415,983
Julius Baer Group Ltd. (a)	19,747	1,147,814
Nestle SA Registered	45,163	5,215,671
Novartis AG Registered	34,489	3,124,059
Roche Holding AG	14,997	4,712,985
Schindler Holding AG	2,360	443,134
Sika AG Registered	5,217	1,258,807

	Number of Shares	Value
Sonova Holding AG Registered	2,717	$646,475
The Swatch Group AG	2,330	661,477
UBS Group AG Registered	163,555	3,048,597
Zurich Insurance Group AG	4,919	2,350,669
		28,022,933
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	23,473	1,748,504
United Kingdom — 12.9%
Ashtead Group PLC	12,700	725,509
Compass Group PLC	140,568	3,248,098
Diageo PLC	52,420	2,314,830
Experian PLC	68,647	2,336,989
Glencore PLC	181,844	1,215,950
Informa PLC	93,400	700,250
Liberty Global PLC Class A (a)	49,000	927,570
Lloyds Banking Group PLC	3,716,884	2,041,063
London Stock Exchange Group PLC	13,682	1,180,538
Prudential PLC	197,298	2,669,962
Reckitt Benckiser Group PLC	23,496	1,634,594
RELX PLC	83,363	2,309,637
Rio Tinto PLC	21,734	1,524,992
Rolls-Royce Holdings PLC (a)	838,855	939,174
Schroders PLC	236,417	1,242,767
Smiths Group PLC	17,800	343,174
Tesco PLC	439,320	1,191,113
WPP PLC	101,092	1,003,626
		27,549,836
United States — 0.5%
Yum China Holdings, Inc.	20,452	1,117,702

TOTAL COMMON STOCK (Cost $233,017,914)		208,058,571

PREFERRED STOCK — 0.5%
Republic of Korea — 0.5%
Samsung Electronics Co. Ltd. 1.760%	24,000	965,709

TOTAL PREFERRED STOCK (Cost $1,328,232)		965,709

TOTAL EQUITIES (Cost $234,346,146)		209,024,280

TOTAL LONG-TERM INVESTMENTS (Cost $234,346,146)		209,024,280

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (d)	$3,482,055	$3,482,055

TOTAL SHORT-TERM INVESTMENTS (Cost $3,482,055)		3,482,055

TOTAL INVESTMENTS — 99.8% (Cost $237,828,201) (e)		212,506,335

Other Assets/(Liabilities) — 0.2%		406,427

NET ASSETS — 100.0%		$212,912,762

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $1,424,243 or 0.67% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $1,139,360 or 0.54% of net assets. The Fund received $1,197,608 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Maturity value of $3,482,551. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 6/29/23 - 5/15/28, and an aggregate market value, including accrued interest, of $3,551,832.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	28.9%
Financial	18.4%
Consumer, Cyclical	15.6%
Industrial	15.0%
Technology	7.5%
Communications	5.1%
Basic Materials	5.0%
Energy	1.8%
Utilities	0.9%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Communications — 26.9%
Internet — 22.0%
Alibaba Group Holding Ltd. Sponsored ADR (a)	24,037	$2,117,419
Alphabet, Inc. Class A (a)	52,400	4,623,252
Alphabet, Inc. Class C (a)	48,819	4,331,710
Amazon.com, Inc. (a)	74,460	6,254,640
Meta Platforms, Inc. Class A (a)	62,451	7,515,354
Netflix, Inc. (a)	20,540	6,056,835
Shopify, Inc. Class A (a)	61,379	2,130,465
		33,029,675
Media — 4.9%
FactSet Research Systems, Inc.	7,674	3,078,885
The Walt Disney Co. (a)	49,836	4,329,752
		7,408,637
		40,438,312
Consumer, Cyclical — 8.1%
Auto Manufacturers — 2.8%
Tesla, Inc. (a)	34,252	4,219,161
Retail — 5.3%
Starbucks Corp.	40,831	4,050,435
Yum China Holdings, Inc.	23,583	1,288,811
Yum! Brands, Inc.	20,017	2,563,778
		7,903,024
		12,122,185
Consumer, Non-cyclical — 23.1%
Beverages — 4.1%
Monster Beverage Corp. (a)	60,490	6,141,550
Biotechnology — 7.8%
Illumina, Inc. (a)	13,849	2,800,268
Regeneron Pharmaceuticals, Inc. (a)	5,726	4,131,251
Vertex Pharmaceuticals, Inc. (a)	16,764	4,841,108
		11,772,627
Commercial Services — 2.7%
Block, Inc. (a)	30,896	1,941,505
PayPal Holdings, Inc. (a)	30,405	2,165,444
		4,106,949
Health Care – Products — 1.6%
Intuitive Surgical, Inc. (a)	8,891	2,359,227
Pharmaceuticals — 6.9%
Novartis AG Sponsored ADR	47,176	4,279,807
Novo Nordisk A/S Sponsored ADR	21,742	2,942,562

	Number of Shares	Value
Roche Holding AG Sponsored ADR	79,126	$3,097,783
		10,320,152
		34,700,505
Financial — 8.4%
Diversified Financial Services — 8.4%
SEI Investments Co.	43,558	2,539,431
Visa, Inc. Class A	48,479	10,071,997
		12,611,428
		12,611,428
Industrial — 9.3%
Aerospace & Defense — 6.4%
The Boeing Co. (a)	50,117	9,546,787
Machinery – Diversified — 1.0%
Deere & Co.	3,612	1,548,681
Transportation — 1.9%
Expeditors International of Washington, Inc.	27,093	2,815,505
		13,910,973
Technology — 23.8%
Semiconductors — 6.7%
NVIDIA Corp.	47,842	6,991,630
QUALCOMM, Inc.	28,192	3,099,428
		10,091,058
Software — 17.1%
Autodesk, Inc. (a)	29,170	5,450,998
Microsoft Corp.	31,134	7,466,556
Oracle Corp.	87,993	7,192,548
Salesforce, Inc. (a)	29,286	3,883,031
Workday, Inc. Class A (a)	10,264	1,717,475
		25,710,608
		35,801,666

TOTAL COMMON STOCK (Cost $154,463,908)		149,585,069

TOTAL EQUITIES (Cost $154,463,908)		149,585,069

TOTAL LONG-TERM INVESTMENTS (Cost $154,463,908)		149,585,069

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (b)	$866,700	$866,700

TOTAL SHORT-TERM INVESTMENTS (Cost $866,700)		866,700

TOTAL INVESTMENTS — 100.2% (Cost $155,330,608) (c)		150,451,769

Other Assets/(Liabilities) — (0.2)%		(265,537)

NET ASSETS — 100.0%		$150,186,232

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $866,823. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $884,067.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 98.4%
COMMON STOCK — 98.4%
Basic Materials — 2.1%
Chemicals — 1.7%
Air Products & Chemicals, Inc. (a)	685	$211,159
Albemarle Corp. (a)	369	80,021
Celanese Corp. (a)	307	31,388
CF Industries Holdings, Inc. (a)	627	53,420
Dow, Inc. (a)	2,175	109,598
DuPont de Nemours, Inc. (a)	1,606	110,220
Eastman Chemical Co. (a)	327	26,631
Ecolab, Inc. (a)	799	116,303
FMC Corp. (a)	385	48,048
International Flavors & Fragrances, Inc. (a)	794	83,243
Linde PLC (a)	1,555	507,210
LyondellBasell Industries NV Class A (a)	781	64,846
The Mosaic Co. (a)	1,085	47,599
PPG Industries, Inc. (a)	760	95,562
The Sherwin-Williams Co. (a)	731	173,488
		1,758,736
Forest Products & Paper — 0.0%
International Paper Co. (a)	1,124	38,924
Iron & Steel — 0.1%
Nucor Corp. (a)	835	110,061
Mining — 0.3%
Freeport-McMoRan, Inc. (a)	4,489	170,582
Newmont Corp. (a)	2,448	115,546
		286,128
		2,193,849
Communications — 10.7%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. (a)	1,250	41,638
Omnicom Group, Inc. (a)	632	51,552
		93,190
Internet — 7.2%
Alphabet, Inc. Class A (a) (b)	18,725	1,652,107
Alphabet, Inc. Class C (a) (b)	16,698	1,481,614
Amazon.com, Inc. (a) (b)	27,892	2,342,928
Booking Holdings, Inc. (a) (b)	122	245,864
CDW Corp. (a)	445	79,468
eBay, Inc. (a)	1,792	74,314
Etsy, Inc. (a) (b)	397	47,553
Expedia Group, Inc. (a) (b)	474	41,522
F5, Inc. (a) (b)	177	25,401
Gen Digital, Inc. (a)	1,956	41,917

	Number of Shares	Value
Match Group, Inc. (a) (b)	854	$35,432
Meta Platforms, Inc. Class A (a) (b)	7,072	851,045
Netflix, Inc. (a) (b)	1,387	408,999
VeriSign, Inc. (a) (b)	277	56,907
		7,385,071
Media — 1.3%
Charter Communications, Inc. Class A (a) (b)	337	114,277
Comcast Corp. Class A (a)	13,680	478,390
DISH Network Corp. Class A (a) (b)	884	12,411
FactSet Research Systems, Inc. (a)	117	46,941
Fox Corp. Class A (a)	576	17,493
Fox Corp. Class B (a)	837	23,813
News Corp. Class A (a)	837	15,233
News Corp. Class B (a)	716	13,203
Paramount Global Class B (a)	1,595	26,924
The Walt Disney Co. (a) (b)	5,668	492,436
Warner Bros Discovery, Inc. (a) (b)	6,976	66,132
		1,307,253
Telecommunications — 2.1%
Arista Networks, Inc. (a) (b)	772	93,682
AT&T, Inc. (a)	22,183	408,389
Cisco Systems, Inc. (a)	12,927	615,842
Corning, Inc. (a)	2,489	79,499
Juniper Networks, Inc. (a)	1,049	33,526
Lumen Technologies, Inc. (a)	3,054	15,942
Motorola Solutions, Inc. (a)	513	132,205
T-Mobile US, Inc. (a) (b)	1,906	266,840
Verizon Communications, Inc. (a)	13,067	514,840
		2,160,765
		10,946,279
Consumer, Cyclical — 8.9%
Airlines — 0.2%
Alaska Air Group, Inc. (a) (b)	399	17,133
American Airlines Group, Inc. (a) (b)	2,059	26,190
Delta Air Lines, Inc. (a) (b)	2,045	67,199
Southwest Airlines Co. (a) (b)	1,855	62,458
United Airlines Holdings, Inc. (a) (b)	999	37,662
		210,642
Apparel — 0.5%
NIKE, Inc. Class B (a)	3,924	459,147
Ralph Lauren Corp. (a)	120	12,680
Tapestry, Inc. (a)	845	32,178
VF Corp. (a)	995	27,472
		531,477
Auto Manufacturers — 1.5%
Cummins, Inc. (a)	444	107,577

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ford Motor Co. (a)	12,468	$145,003
General Motors Co. (a)	4,456	149,900
PACCAR, Inc. (a)	1,033	102,236
Tesla, Inc. (a) (b)	8,439	1,039,516
		1,544,232
Auto Parts & Equipment — 0.1%
Aptiv PLC (a) (b)	865	80,558
BorgWarner, Inc. (a)	693	27,893
		108,451
Distribution & Wholesale — 0.3%
Copart, Inc. (a) (b)	1,320	80,375
Fastenal Co. (a)	1,825	86,359
LKQ Corp. (a)	804	42,942
Pool Corp. (a)	122	36,884
W.W. Grainger, Inc. (a)	145	80,656
		327,216
Entertainment — 0.1%
Caesars Entertainment, Inc. (a) (b)	688	28,621
Live Nation Entertainment, Inc. (a) (b)	465	32,429
		61,050
Home Builders — 0.2%
D.R. Horton, Inc. (a)	963	85,842
Lennar Corp. Class A (a)	816	73,848
NVR, Inc. (a) (b)	10	46,126
PulteGroup, Inc. (a)	696	31,689
		237,505
Home Furnishing — 0.0%
Whirlpool Corp. (a)	154	21,785
Housewares — 0.0%
Newell Brands, Inc. (a)	1,080	14,126
Leisure Time — 0.1%
Carnival Corp. (a) (b)	3,073	24,769
Norwegian Cruise Line Holdings Ltd. (a) (b)	1,239	15,165
Royal Caribbean Cruises Ltd. (a) (b)	724	35,787
		75,721
Lodging — 0.4%
Hilton Worldwide Holdings, Inc. (a)	809	102,225
Las Vegas Sands Corp. (a) (b)	1,035	49,752
Marriott International, Inc. Class A (a)	868	129,237
MGM Resorts International (a)	1,068	35,810
Wynn Resorts Ltd. (a) (b)	313	25,813
		342,837
Retail — 5.5%
Advance Auto Parts, Inc. (a)	186	27,347
AutoZone, Inc. (a) (b)	60	147,971
Bath & Body Works, Inc. (a)	701	29,540

	Number of Shares	Value
Best Buy Co., Inc. (a)	634	$50,853
CarMax, Inc. (a) (b)	465	28,314
Chipotle Mexican Grill, Inc. (a) (b)	88	122,099
Costco Wholesale Corp. (a)	1,378	629,057
Darden Restaurants, Inc. (a)	387	53,534
Dollar General Corp. (a)	717	176,561
Dollar Tree, Inc. (a) (b)	666	94,199
Domino’s Pizza, Inc. (a)	115	39,836
Genuine Parts Co. (a)	410	71,139
The Home Depot, Inc. (a)	3,207	1,012,963
Lowe’s Cos., Inc. (a)	1,944	387,322
McDonald’s Corp. (a)	2,292	604,011
O’Reilly Automotive, Inc. (a) (b)	201	169,650
Ross Stores, Inc. (a)	1,114	129,302
Starbucks Corp. (a)	3,564	353,549
Target Corp. (a)	1,466	218,493
The TJX Cos., Inc. (a)	3,622	288,311
Tractor Supply Co. (a)	349	78,514
Ulta Beauty, Inc. (a) (b)	167	78,335
Walgreens Boots Alliance, Inc. (a)	2,335	87,236
Walmart, Inc. (a)	4,447	630,540
Yum! Brands, Inc. (a)	920	117,834
		5,626,510
Toys, Games & Hobbies — 0.0%
Hasbro, Inc. (a)	432	26,356
		9,127,908
Consumer, Non-cyclical — 23.1%
Agriculture — 0.9%
Altria Group, Inc. (a)	5,663	258,856
Archer-Daniels-Midland Co. (a)	1,770	164,344
Philip Morris International, Inc. (a)	4,813	487,124
		910,324
Beverages — 1.9%
Brown-Forman Corp. Class B (a)	604	39,671
The Coca-Cola Co. (a)	12,241	778,650
Constellation Brands, Inc. Class A (a)	498	115,411
Keurig Dr Pepper, Inc. (a)	2,676	95,426
Molson Coors Beverage Co. Class B (a)	613	31,582
Monster Beverage Corp. (a) (b)	1,183	120,110
PepsiCo, Inc. (a)	4,308	778,283
		1,959,133
Biotechnology — 1.8%
Amgen, Inc. (a)	1,665	437,296
Bio-Rad Laboratories, Inc. Class A (a) (b)	72	30,275
Biogen, Inc. (a) (b)	459	127,106
Corteva, Inc. (a)	2,261	132,902

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gilead Sciences, Inc. (a)	3,962	$340,138
Illumina, Inc. (a) (b)	485	98,067
Incyte Corp. (a) (b)	544	43,694
Moderna, Inc. (a) (b)	1,040	186,805
Regeneron Pharmaceuticals, Inc. (a) (b)	339	244,585
Vertex Pharmaceuticals, Inc. (a) (b)	812	234,489
		1,875,357
Commercial Services — 1.8%
Automatic Data Processing, Inc. (a)	1,315	314,101
Cintas Corp. (a)	267	120,582
CoStar Group, Inc. (a) (b)	1,253	96,832
Equifax, Inc. (a)	371	72,108
FleetCor Technologies, Inc. (a) (b)	236	43,348
Gartner, Inc. (a) (b)	248	83,363
Global Payments, Inc. (a)	844	83,826
MarketAxess Holdings, Inc. (a)	123	34,303
Moody’s Corp. (a)	501	139,589
PayPal Holdings, Inc. (a) (b)	3,596	256,107
Quanta Services, Inc. (a)	460	65,550
Robert Half International, Inc. (a)	357	26,357
Rollins, Inc. (a)	750	27,405
S&P Global, Inc. (a)	1,050	351,687
United Rentals, Inc. (a) (b)	218	77,482
Verisk Analytics, Inc. (a)	517	91,209
		1,883,849
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co. (a)	2,614	205,957
The Estee Lauder Cos., Inc. Class A (a)	717	177,895
The Procter & Gamble Co. (a)	7,460	1,130,638
		1,514,490
Food — 1.3%
Campbell Soup Co. (a)	671	38,079
Conagra Brands, Inc. (a)	1,475	57,083
General Mills, Inc. (a)	1,791	150,175
The Hershey Co. (a)	457	105,828
Hormel Foods Corp. (a)	937	42,680
The J.M. Smucker Co. (a)	332	52,609
Kellogg Co. (a)	852	60,697
The Kraft Heinz Co. (a)	2,533	103,118
The Kroger Co. (a)	2,109	94,019
Lamb Weston Holdings, Inc. (a)	473	42,267
McCormick & Co., Inc. (a)	805	66,727
Mondelez International, Inc. Class A (a)	4,309	287,195
Sysco Corp. (a)	1,542	117,886

	Number of Shares	Value
Tyson Foods, Inc. Class A (a)	897	$55,838
		1,274,201
Health Care – Products — 3.8%
Abbott Laboratories (a)	5,456	599,014
Align Technology, Inc. (a) (b)	226	47,663
Baxter International, Inc. (a)	1,605	81,807
Bio-Techne Corp. (a)	520	43,098
Boston Scientific Corp. (a) (b)	4,388	203,033
The Cooper Cos., Inc. (a)	154	50,923
Danaher Corp. (a)	2,067	548,623
Dentsply Sirona, Inc. (a)	744	23,689
Edwards Lifesciences Corp. (a) (b)	1,948	145,340
Hologic, Inc. (a) (b)	755	56,482
IDEXX Laboratories, Inc. (a) (b)	268	109,333
Intuitive Surgical, Inc. (a) (b)	1,126	298,784
Medtronic PLC (a)	4,194	325,958
PerkinElmer, Inc. (a)	384	53,844
ResMed, Inc. (a)	459	95,532
Steris PLC (a)	311	57,439
Stryker Corp. (a)	1,038	253,781
Teleflex, Inc. (a)	159	39,691
Thermo Fisher Scientific, Inc. (a)	1,237	681,203
Waters Corp. (a) (b)	193	66,118
West Pharmaceutical Services, Inc. (a)	224	52,718
Zimmer Biomet Holdings, Inc. (a)	652	83,130
		3,917,203
Health Care – Services — 2.8%
Catalent, Inc. (a) (b)	554	24,936
Centene Corp. (a) (b)	1,801	147,700
Charles River Laboratories International, Inc. (a) (b)	154	33,557
DaVita, Inc. (a) (b)	189	14,113
Elevance Health, Inc. (a)	743	381,137
HCA Healthcare, Inc. (a)	667	160,053
Humana, Inc. (a)	400	204,876
IQVIA Holdings, Inc. (a) (b)	571	116,992
Laboratory Corp. of America Holdings (a)	286	67,347
Molina Healthcare, Inc. (a) (b)	182	60,100
Quest Diagnostics, Inc. (a)	364	56,944
UnitedHealth Group, Inc. (a)	2,935	1,556,078
Universal Health Services, Inc. Class B (a)	225	31,700
		2,855,533
Household Products & Wares — 0.3%
Avery Dennison Corp. (a)	274	49,594
Church & Dwight Co., Inc. (a)	736	59,329
The Clorox Co. (a)	380	53,326

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kimberly-Clark Corp. (a)	1,091	$148,103
		310,352
Pharmaceuticals — 7.0%
AbbVie, Inc. (a)	5,560	898,552
AmerisourceBergen Corp. (a)	501	83,021
Becton Dickinson and Co. (a)	898	228,361
Bristol-Myers Squibb Co. (a)	6,649	478,395
Cardinal Health, Inc. (a)	846	65,032
Cigna Corp. (a)	964	319,412
CVS Health Corp. (a)	4,083	380,495
DexCom, Inc. (a) (b)	1,237	140,078
Eli Lilly & Co. (a)	2,478	906,551
Henry Schein, Inc. (a) (b)	411	32,826
Johnson & Johnson (a)	8,223	1,452,593
McKesson Corp. (a)	457	171,430
Merck & Co., Inc. (a)	7,908	877,393
Organon & Co. (a)	877	24,495
Pfizer, Inc. (a)	17,649	904,335
Viatris, Inc. (a)	4,019	44,731
Zoetis, Inc. (a)	1,475	216,161
		7,223,861
		23,724,303
Energy — 5.4%
Energy – Alternate Sources — 0.2%
Enphase Energy, Inc. (a) (b)	422	111,813
First Solar, Inc. (a) (b)	308	46,136
SolarEdge Technologies, Inc. (a) (b)	178	50,422
		208,371
Oil & Gas — 4.4%
APA Corp. (a)	1,038	48,454
Chevron Corp. (a)	5,583	1,002,093
ConocoPhillips (a)	3,956	466,808
Coterra Energy, Inc. (a)	2,511	61,695
Devon Energy Corp. (a)	2,058	126,587
Diamondback Energy, Inc. (a)	552	75,502
EOG Resources, Inc. (a)	1,812	234,690
EQT Corp. (a)	1,130	38,228
Exxon Mobil Corp. (a)	12,916	1,424,635
Hess Corp. (a)	874	123,951
Marathon Oil Corp. (a)	2,095	56,712
Marathon Petroleum Corp. (a)	1,454	169,231
Occidental Petroleum Corp. (a)	2,270	142,987
Phillips 66 (a)	1,514	157,577
Pioneer Natural Resources Co. (a)	761	173,805
Valero Energy Corp. (a)	1,201	152,359
		4,455,314

	Number of Shares	Value
Oil & Gas Services — 0.4%
Baker Hughes Co. (a)	3,093	$91,336
Halliburton Co. (a)	2,831	111,400
Schlumberger NV (a)	4,470	238,966
		441,702
Pipelines — 0.4%
Kinder Morgan, Inc. (a)	6,260	113,181
ONEOK, Inc. (a)	1,351	88,761
Targa Resources Corp. (a)	686	50,421
The Williams Cos., Inc. (a)	3,927	129,198
		381,561
		5,486,948
Financial — 15.4%
Banks — 4.7%
Bank of America Corp. (a)	21,823	722,778
The Bank of New York Mellon Corp. (a)	2,303	104,833
Citigroup, Inc. (a)	6,117	276,672
Citizens Financial Group, Inc. (a)	1,470	57,874
Comerica, Inc. (a)	420	28,077
Fifth Third Bancorp (a)	2,107	69,131
First Republic Bank (a)	586	71,427
The Goldman Sachs Group, Inc. (a)	1,078	370,164
Huntington Bancshares, Inc. (a)	4,405	62,110
JP Morgan Chase & Co. (a)	9,229	1,237,609
KeyCorp. (a)	2,789	48,584
M&T Bank Corp. (a)	572	82,974
Morgan Stanley (a)	4,156	353,343
Northern Trust Corp. (a)	660	58,403
The PNC Financial Services Group, Inc. (a)	1,292	204,058
Regions Financial Corp. (a)	2,764	59,592
Signature Bank (a)	210	24,196
State Street Corp. (a)	1,152	89,361
SVB Financial Group (a) (b)	197	45,338
Truist Financial Corp. (a)	4,164	179,177
US Bancorp (a)	4,181	182,333
Wells Fargo & Co. (a)	12,000	495,480
Zions Bancorp NA (a)	473	23,253
		4,846,767
Diversified Financial Services — 3.9%
American Express Co. (a)	1,865	275,554
Ameriprise Financial, Inc. (a)	334	103,998
BlackRock, Inc. (a)	466	330,222
Capital One Financial Corp. (a)	1,176	109,321
Cboe Global Markets, Inc. (a)	326	40,903
The Charles Schwab Corp. (a)	4,761	396,401
CME Group, Inc. (a)	1,137	191,198

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Discover Financial Services (a)	818	$80,025
Franklin Resources, Inc. (a)	962	25,377
Intercontinental Exchange, Inc. (a)	1,761	180,661
Invesco Ltd. (a)	1,194	21,480
Mastercard, Inc. Class A (a)	2,663	926,005
Nasdaq, Inc. (a)	1,089	66,810
Raymond James Financial, Inc. (a)	602	64,324
Synchrony Financial (a)	1,598	52,510
T. Rowe Price Group, Inc. (a)	684	74,597
Visa, Inc. Class A (a)	5,138	1,067,471
		4,006,857
Insurance — 4.1%
Aflac, Inc. (a)	1,789	128,701
The Allstate Corp. (a)	819	111,056
American International Group, Inc. (a)	2,301	145,515
Aon PLC Class A (a)	665	199,593
Arch Capital Group Ltd. (a) (b)	1,080	67,802
Arthur J Gallagher & Co. (a)	659	124,248
Assurant, Inc. (a)	169	21,135
Berkshire Hathaway, Inc. Class B (a) (b)	5,667	1,750,536
Brown & Brown, Inc. (a)	719	40,961
Chubb Ltd. (a)	1,330	293,398
Cincinnati Financial Corp. (a)	499	51,093
Everest Re Group Ltd. (a)	118	39,090
Globe Life, Inc. (a)	227	27,365
The Hartford Financial Services Group, Inc. (a)	1,007	76,361
Lincoln National Corp. (a)	464	14,254
Loews Corp. (a)	650	37,915
Marsh & McLennan Cos., Inc. (a)	1,576	260,796
MetLife, Inc. (a)	2,115	153,063
Principal Financial Group, Inc. (a)	717	60,171
The Progressive Corp. (a)	1,851	240,093
Prudential Financial, Inc. (a)	1,183	117,661
The Travelers Cos., Inc. (a)	746	139,868
W.R. Berkley Corp. (a)	603	43,760
Willis Towers Watson PLC (a)	357	87,315
		4,231,750
Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	1,043	80,269
Real Estate Investment Trusts (REITS) — 2.6%
Alexandria Real Estate Equities, Inc. (a)	456	66,426
American Tower Corp. (a)	1,470	311,434
AvalonBay Communities, Inc. (a)	426	68,808
Boston Properties, Inc. (a)	462	31,222
Camden Property Trust (a)	340	38,039

	Number of Shares	Value
Crown Castle, Inc. (a)	1,382	$187,454
Digital Realty Trust, Inc. (a)	869	87,135
Equinix, Inc. (a)	286	187,339
Equity Residential (a)	1,045	61,655
Essex Property Trust, Inc. (a)	201	42,596
Extra Space Storage, Inc. (a)	399	58,725
Federal Realty Investment Trust (a)	250	25,260
Healthpeak Properties, Inc. (a)	1,659	41,591
Host Hotels & Resorts, Inc. (a)	2,321	37,252
Invitation Homes, Inc. (a)	1,889	55,990
Iron Mountain, Inc. (a)	951	47,407
Kimco Realty Corp. (a)	1,802	38,166
Mid-America Apartment Communities, Inc. (a)	358	56,202
Prologis, Inc. (a)	2,913	328,382
Public Storage (a)	504	141,216
Realty Income Corp. (a)	1,962	124,450
Regency Centers Corp. (a)	437	27,312
SBA Communications Corp. (a)	345	96,707
Simon Property Group, Inc. (a)	1,021	119,947
UDR, Inc. (a)	872	33,773
Ventas, Inc. (a)	1,322	59,556
VICI Properties, Inc. (a)	3,032	98,237
Vornado Realty Trust (a)	587	12,215
Welltower, Inc. (a)	1,494	97,932
Weyerhaeuser Co. (a)	2,289	70,959
		2,653,387
		15,819,030
Industrial — 8.3%
Aerospace & Defense — 1.8%
The Boeing Co. (a) (b)	1,764	336,024
General Dynamics Corp. (a)	707	175,414
Howmet Aerospace, Inc. (a)	1,237	48,750
L3 Harris Technologies, Inc. (a)	612	127,425
Lockheed Martin Corp. (a)	732	356,111
Northrop Grumman Corp. (a)	459	250,435
Raytheon Technologies Corp. (a)	4,572	461,406
TransDigm Group, Inc. (a)	160	100,744
		1,856,309
Building Materials — 0.4%
Carrier Global Corp. (a)	2,645	109,106
Johnson Controls International PLC (a)	2,126	136,064
Martin Marietta Materials, Inc. (a)	191	64,552
Masco Corp. (a)	717	33,462
Mohawk Industries, Inc. (a) (b)	180	18,400
Vulcan Materials Co. (a)	405	70,920
		432,504

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.3%
AMETEK, Inc. (a)	706	$98,642
Emerson Electric Co. (a)	1,825	175,310
Generac Holdings, Inc. (a) (b)	209	21,038
		294,990
Electronics — 1.2%
Agilent Technologies, Inc. (a)	913	136,631
Allegion PLC (a)	250	26,315
Amphenol Corp. Class A (a)	1,782	135,682
Fortive Corp. (a)	1,101	70,739
Garmin Ltd. (a)	508	46,883
Honeywell International, Inc. (a)	2,119	454,102
Keysight Technologies, Inc. (a) (b)	579	99,050
Mettler-Toledo International, Inc. (a) (b)	72	104,072
TE Connectivity Ltd. (a)	988	113,422
Trimble, Inc. (a) (b)	824	41,661
		1,228,557
Engineering & Construction — 0.0%
Jacobs Solutions, Inc. (a)	397	47,668
Environmental Controls — 0.3%
Pentair PLC (a)	468	21,051
Republic Services, Inc. (a)	649	83,715
Waste Management, Inc. (a)	1,197	187,785
		292,551
Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	182	41,585
Stanley Black & Decker, Inc. (a)	489	36,734
		78,319
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc. (a)	1,643	393,597
Machinery – Diversified — 0.9%
Deere & Co. (a)	863	370,020
Dover Corp. (a)	450	60,935
IDEX Corp. (a)	245	55,941
Ingersoll Rand, Inc. (a)	1,282	66,984
Nordson Corp. (a)	149	35,420
Otis Worldwide Corp. (a)	1,304	102,116
Rockwell Automation, Inc. (a)	367	94,528
Westinghouse Air Brake Technologies Corp. (a)	557	55,594
Xylem, Inc. (a)	596	65,900
		907,438
Miscellaneous - Manufacturing — 1.2%
3M Co. (a)	1,685	202,065
A.O. Smith Corp. (a)	389	22,266
Eaton Corp. PLC (a)	1,247	195,717

	Number of Shares	Value
General Electric Co. (a)	3,457	$289,662
Illinois Tool Works, Inc. (a)	881	194,084
Parker-Hannifin Corp. (a)	404	117,564
Teledyne Technologies, Inc. (a) (b)	142	56,787
Textron, Inc. (a)	576	40,781
Trane Technologies PLC (a)	720	121,025
		1,239,951
Packaging & Containers — 0.2%
Amcor PLC (a)	4,630	55,143
Ball Corp. (a)	984	50,322
Packaging Corp. of America (a)	320	40,931
Sealed Air Corp. (a)	401	20,002
WestRock Co. (a)	853	29,992
		196,390
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. (a)	127	29,296
Transportation — 1.5%
C.H. Robinson Worldwide, Inc. (a)	352	32,229
CSX Corp. (a)	6,536	202,485
Expeditors International of Washington, Inc. (a)	520	54,038
FedEx Corp. (a)	751	130,073
J.B. Hunt Transport Services, Inc. (a)	267	46,554
Norfolk Southern Corp. (a)	738	181,858
Old Dominion Freight Line, Inc. (a)	293	83,148
Union Pacific Corp. (a)	1,922	397,989
United Parcel Service, Inc. Class B (a)	2,311	401,744
		1,530,118
		8,527,688
Technology — 21.4%
Computers — 7.4%
Accenture PLC Class A (a)	1,967	524,874
Apple, Inc. (a)	46,995	6,106,060
Cognizant Technology Solutions Corp. Class A (a)	1,622	92,762
DXC Technology Co. (a) (b)	704	18,656
EPAM Systems, Inc. (a) (b)	181	59,321
Fortinet, Inc. (a) (b)	2,098	102,571
Hewlett Packard Enterprise Co. (a)	3,930	62,723
HP, Inc. (a)	2,895	77,789
International Business Machines Corp. (a)	2,859	402,805
Leidos Holdings, Inc. (a)	415	43,654
NetApp, Inc. (a)	671	40,300
Seagate Technology Holdings PLC (a)	604	31,777
Western Digital Corp. (a) (b)	1,035	32,654
		7,595,946

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a) (b)	161	$41,282
Semiconductors — 4.8%
Advanced Micro Devices, Inc. (a) (b)	5,023	325,340
Analog Devices, Inc. (a)	1,643	269,501
Applied Materials, Inc. (a)	2,747	267,503
Broadcom, Inc. (a)	1,270	710,095
Intel Corp. (a)	12,994	343,431
KLA Corp. (a)	448	168,910
Lam Research Corp. (a)	424	178,207
Microchip Technology, Inc. (a)	1,731	121,603
Micron Technology, Inc. (a)	3,426	171,232
Monolithic Power Systems, Inc. (a)	138	48,798
NVIDIA Corp. (a)	7,823	1,143,253
NXP Semiconductor NV (a)	826	130,533
ON Semiconductor Corp. (a) (b)	1,363	85,010
Qorvo, Inc. (a) (b)	321	29,095
QUALCOMM, Inc. (a)	3,504	385,230
Skyworks Solutions, Inc. (a)	529	48,208
Teradyne, Inc. (a)	494	43,151
Texas Instruments, Inc. (a)	2,846	470,216
		4,939,316
Software — 9.1%
Activision Blizzard, Inc. (a)	2,258	172,850
Adobe, Inc. (a) (b)	1,460	491,334
Akamai Technologies, Inc. (a) (b)	486	40,970
ANSYS, Inc. (a) (b)	268	64,746
Autodesk, Inc. (a) (b)	684	127,819
Broadridge Financial Solutions, Inc. (a)	358	48,018
Cadence Design Systems, Inc. (a) (b)	844	135,580
Ceridian HCM Holding, Inc. (a) (b)	474	30,407
Electronic Arts, Inc. (a)	840	102,631
Fidelity National Information Services, Inc. (a)	1,861	126,269
Fiserv, Inc. (a) (b)	2,018	203,959
Intuit, Inc. (a)	876	340,957
Jack Henry & Associates, Inc. (a)	242	42,485
Microsoft Corp. (a)	23,431	5,619,222
MSCI, Inc. (a)	258	120,014
Oracle Corp. (a)	4,827	394,559
Paychex, Inc. (a)	1,029	118,911
Paycom Software, Inc. (a) (b)	155	48,098
PTC, Inc. (a) (b)	318	38,173
Roper Technologies, Inc. (a)	340	146,911
Salesforce, Inc. (a) (b)	3,149	417,526
ServiceNow, Inc. (a) (b)	638	247,716
Synopsys, Inc. (a) (b)	482	153,898

	Number of Shares	Value
Take-Two Interactive Software, Inc. (a) (b)	492	$51,232
Tyler Technologies, Inc. (a) (b)	124	39,979
		9,324,264
		21,900,808
Utilities — 3.1%
Electric — 2.9%
The AES Corp. (a)	2,022	58,153
Alliant Energy Corp. (a)	726	40,082
Ameren Corp. (a)	892	79,317
American Electric Power Co., Inc. (a)	1,567	148,787
CenterPoint Energy, Inc. (a)	1,884	56,501
CMS Energy Corp. (a)	919	58,200
Consolidated Edison, Inc. (a)	1,113	106,080
Constellation Energy Corp. (a)	1,043	89,917
Dominion Energy, Inc. (a)	2,561	157,040
DTE Energy Co. (a)	631	74,161
Duke Energy Corp. (a)	2,430	250,266
Edison International (a)	1,131	71,954
Entergy Corp. (a)	614	69,075
Evergy, Inc. (a)	739	46,505
Eversource Energy (a)	1,123	94,152
Exelon Corp. (a)	3,190	137,904
FirstEnergy Corp. (a)	1,728	72,472
NextEra Energy, Inc. (a)	6,217	519,741
NRG Energy, Inc. (a)	802	25,520
PG&E Corp. (a) (b)	5,055	82,194
Pinnacle West Capital Corp. (a)	364	27,679
PPL Corp. (a)	2,219	64,839
Public Service Enterprise Group, Inc. (a)	1,575	96,500
Sempra Energy (a)	994	153,613
The Southern Co. (a)	3,468	247,650
WEC Energy Group, Inc. (a)	1,010	94,698
Xcel Energy, Inc. (a)	1,797	125,988
		3,048,988
Gas — 0.1%
Atmos Energy Corp. (a)	483	54,130
NiSource, Inc. (a)	1,069	29,312
		83,442
Water — 0.1%
American Water Works Co., Inc. (a)	568	86,575
		3,219,005

TOTAL COMMON STOCK (Cost $68,813,539)		100,945,818

TOTAL EQUITIES (Cost $68,813,539)		100,945,818

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 0.0%
CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. 5.000% 8/01/49 (a) (c) (d)	$359,000	$—

TOTAL CORPORATE DEBT (Cost $0)		—

TOTAL BONDS & NOTES (Cost $0)		—

TOTAL PURCHASED OPTIONS (#) — 1.0% (Cost $1,522,386)		1,045,424
	Number of Shares
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Health Care – Products — 0.0%
Abiomed, Inc., CVR (a) (b) (c) (d)	136	—

TOTAL RIGHTS (Cost $139)		—

TOTAL LONG-TERM INVESTMENTS (Cost $70,336,064)		101,991,242

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$2,717,809	$2,717,809

TOTAL SHORT-TERM INVESTMENTS (Cost $2,717,809)		2,717,809

TOTAL INVESTMENTS — 102.1% (Cost $73,053,873) (f)		104,709,051

Other Assets/(Liabilities) — (2.1)%		(2,120,827)

NET ASSETS — 100.0%		$102,588,224

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Investment is valued using significant unobservable inputs.
(e)

Maturity value of $2,718,196. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $2,772,188.

(f)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
S&P 500 Index	2/17/23	3,425.00	39	USD	13,357,500	$68,640	$195,878	$(127,238)
S&P 500 Index	2/17/23	3,500.00	39	USD	13,650,000	93,483	195,020	(101,537)
S&P 500 Index	3/17/23	3,400.00	34	USD	11,560,000	112,200	266,305	(154,105)
S&P 500 Index	3/17/23	3,425.00	37	USD	12,672,500	138,454	290,725	(152,271)
S&P 500 Index	3/17/23	3,500.00	40	USD	14,000,000	185,560	222,780	(37,220)
S&P 500 Index	3/17/23	3,550.00	34	USD	12,070,000	190,740	171,050	19,690
S&P 500 Index	3/17/23	3,575.00	39	USD	13,942,500	256,347	180,628	75,719
						$1,045,424	$1,522,386	$(476,962)

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
S&P 500 Index	1/20/23	3,850.00	29	USD	11,165,000	$(214,165)	$(213,683)	$(482)
S&P 500 Index	1/20/23	4,075.00	30	USD	12,225,000	(18,000)	(337,350)	319,350
S&P 500 Index	1/20/23	4,100.00	29	USD	11,890,000	(12,760)	(349,175)	336,415
S&P 500 Index	1/31/23	3,925.00	29	USD	11,382,500	(137,866)	(172,623)	34,757
S&P 500 Index	2/17/23	3,825.00	29	USD	11,092,500	(388,600)	(388,527)	(73)
S&P 500 Index	2/17/23	3,900.00	29	USD	11,310,000	(234,436)	(357,667)	123,231
S&P 500 Index	2/17/23	3,950.00	29	USD	11,455,000	(190,124)	(359,963)	169,839
S&P 500 Index	2/17/23	3,975.00	29	USD	11,527,500	(157,789)	(526,055)	368,266
S&P 500 Index	3/17/23	3,900.00	29	USD	11,310,000	(387,005)	(352,422)	(34,583)
						$(1,740,745)	$(3,057,465)	$1,316,720

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund — Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 97.1%
COMMON STOCK — 96.6%
Basic Materials — 0.5%
Chemicals — 0.5%
RPM International, Inc.	17,500	$1,705,375

Communications — 5.1%
Advertising — 0.9%
The Trade Desk, Inc. Class A (a)	58,200	2,609,106
Internet — 3.2%
CDW Corp.	19,121	3,414,628
Etsy, Inc. (a)	20,115	2,409,375
Match Group, Inc. (a)	42,752	1,773,780
Palo Alto Networks, Inc. (a)	10,978	1,531,870
Spotify Technology SA (a)	11,600	915,820
		10,045,473
Media — 0.8%
Liberty Media Corp-Liberty Formula One Class C (a)	41,700	2,492,826
Telecommunications — 0.2%
Corning, Inc.	21,700	693,098
		15,840,503
Consumer, Cyclical — 14.8%
Airlines — 0.9%
Southwest Airlines Co. (a)	78,600	2,646,462
Apparel — 0.1%
On Holding AG, Class A (a) (b)	13,300	228,228
Auto Manufacturers — 0.1%
Rivian Automotive, Inc. Class A (a)	19,498	359,348
Auto Parts & Equipment — 0.0%
Mobileye Global, Inc. Class A (a)	4,416	154,825
Entertainment — 0.4%
Vail Resorts, Inc.	4,800	1,144,080
Lodging — 3.1%
Hilton Worldwide Holdings, Inc.	51,403	6,495,283
MGM Resorts International	92,583	3,104,308
		9,599,591
Retail — 10.2%
Bath & Body Works, Inc.	34,800	1,466,472
Burlington Stores, Inc. (a)	24,100	4,886,516
Casey’s General Stores, Inc.	11,000	2,467,850
Chipotle Mexican Grill, Inc. (a)	850	1,179,367
Dollar General Corp.	12,800	3,152,000
Dollar Tree, Inc. (a)	17,629	2,493,446
Domino’s Pizza, Inc.	6,600	2,286,240
Five Below, Inc. (a)	9,800	1,733,326
Freshpet, Inc. (a) (b)	45,250	2,387,843

	Number of Shares	Value
Lululemon Athletica, Inc. (a)	9,701	$3,108,006
O’Reilly Automotive, Inc. (a)	2,700	2,278,881
Ross Stores, Inc.	11,300	1,311,591
Wingstop, Inc.	15,986	2,199,993
Yum! Brands, Inc.	6,500	832,520
		31,784,051
		45,916,585
Consumer, Non-cyclical — 29.7%
Beverages — 0.3%
The Boston Beer Co., Inc. Class A (a)	3,294	1,085,439
Biotechnology — 4.4%
Alnylam Pharmaceuticals, Inc. (a)	13,900	3,303,335
Apellis Pharmaceuticals, Inc. (a)	8,782	454,117
Argenx SE ADR (a)	3,123	1,183,086
CRISPR Therapeutics AG (a) (b)	8,428	342,598
Horizon Therapeutics PLC (a)	17,700	2,014,260
Illumina, Inc. (a)	6,222	1,258,089
Ionis Pharmaceuticals, Inc. (a)	37,100	1,401,267
Karuna Therapeutics, Inc. (a)	2,166	425,619
Seagen, Inc. (a)	25,419	3,266,596
		13,648,967
Commercial Services — 8.7%
Bright Horizons Family Solutions, Inc. (a)	14,900	940,190
CoStar Group, Inc. (a)	32,154	2,484,861
Equifax, Inc.	17,300	3,362,428
FleetCor Technologies, Inc. (a)	15,200	2,791,936
Gartner, Inc. (a)	13,707	4,607,471
MarketAxess Holdings, Inc.	8,800	2,454,232
Paylocity Holding Corp. (a)	7,500	1,456,950
Shift4 Payments, Inc. Class A (a)	33,565	1,877,290
TransUnion	62,860	3,567,305
United Rentals, Inc. (a)	3,500	1,243,970
Verisk Analytics, Inc.	12,200	2,152,324
		26,938,957
Food — 0.4%
TreeHouse Foods, Inc. (a)	24,307	1,200,280
Health Care – Products — 11.2%
Alcon, Inc.	27,300	1,871,415
Align Technology, Inc. (a)	7,984	1,683,826
Avantor, Inc. (a)	157,500	3,321,675
Bruker Corp.	59,900	4,094,165
The Cooper Cos., Inc.	10,500	3,472,035
Dentsply Sirona, Inc.	22,000	700,480
Exact Sciences Corp. (a)	12,500	618,875
Hologic, Inc. (a)	100,500	7,518,405
ICU Medical, Inc. (a)	7,400	1,165,352
Omnicell, Inc. (a)	30,224	1,523,894

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quidelortho Corp. (a)	17,333	$1,484,918
Teleflex, Inc.	22,640	5,651,623
West Pharmaceutical Services, Inc.	7,035	1,655,687
		34,762,350
Health Care – Services — 3.2%
Acadia Healthcare Co., Inc. (a)	35,300	2,905,896
agilon health, Inc. (a) (b)	8,756	141,322
Catalent, Inc. (a)	45,708	2,057,317
ICON PLC (a)	16,928	3,288,264
Molina Healthcare, Inc. (a)	4,500	1,485,990
		9,878,789
Household Products & Wares — 1.3%
Avery Dennison Corp.	16,600	3,004,600
Reynolds Consumer Products, Inc.	34,600	1,037,308
		4,041,908
Pharmaceuticals — 0.2%
Ascendis Pharma A/S ADR (a)	5,100	622,863
		92,179,553
Energy — 3.5%
Energy – Alternate Sources — 0.2%
Shoals Technologies Group, Inc. Class A (a)	21,600	532,872
Oil & Gas — 2.3%
Coterra Energy, Inc.	39,400	968,058
Devon Energy Corp.	13,262	815,746
Pioneer Natural Resources Co.	12,315	2,812,623
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $63,420) (a) (c) (d) (e)	21	310,700
Venture Global LNG, Inc., Series C (Acquired 10/16/17-3/08/18, Cost $530,257) (a) (c) (d) (e)	144	2,130,515
		7,037,642
Pipelines — 1.0%
Cheniere Energy, Inc.	20,987	3,147,210
		10,717,724
Financial — 5.8%
Diversified Financial Services — 2.7%
Cboe Global Markets, Inc.	6,200	777,914
Hamilton Lane, Inc. Class A	47,338	3,023,951
Intercontinental Exchange, Inc.	17,300	1,774,807
Raymond James Financial, Inc.	8,600	918,910
Tradeweb Markets, Inc. Class A	31,600	2,051,788
		8,547,370
Insurance — 1.5%
Assurant, Inc.	19,500	2,438,670
Axis Capital Holdings Ltd.	31,100	1,684,687

	Number of Shares	Value
Kemper Corp.	10,200	$501,840
		4,625,197
Private Equity — 1.6%
Ares Management Corp. Class A	32,743	2,240,931
KKR & Co., Inc.	56,900	2,641,298
		4,882,229
		18,054,796
Industrial — 18.8%
Aerospace & Defense — 0.8%
Hexcel Corp.	41,738	2,456,281
Building Materials — 0.8%
Martin Marietta Materials, Inc.	7,660	2,588,850
Electrical Components & Equipment — 0.1%
Littelfuse, Inc.	1,900	418,380
Electronics — 6.9%
Agilent Technologies, Inc.	73,591	11,012,893
Amphenol Corp. Class A	23,800	1,812,132
Fortive Corp.	52,200	3,353,850
Keysight Technologies, Inc. (a)	22,500	3,849,075
National Instruments Corp.	34,800	1,284,120
		21,312,070
Environmental Controls — 0.3%
Waste Connections, Inc.	7,100	941,176
Machinery – Construction & Mining — 1.3%
BWX Technologies, Inc.	71,071	4,127,804
Machinery – Diversified — 3.7%
Cognex Corp.	21,900	1,031,709
Enovis Corp. (a)	25,978	1,390,343
Esab Corp.	27,783	1,303,578
IDEX Corp.	8,800	2,009,304
Ingersoll Rand, Inc.	106,500	5,564,625
		11,299,559
Miscellaneous - Manufacturing — 1.9%
Textron, Inc.	80,800	5,720,640
Packaging & Containers — 1.8%
Ball Corp.	65,347	3,341,846
Sealed Air Corp.	46,400	2,314,432
		5,656,278
Transportation — 1.2%
J.B. Hunt Transport Services, Inc.	21,700	3,783,612
		58,304,650
Technology — 18.4%
Computers — 1.9%
Crowdstrike Holdings, Inc. Class A (a)	16,310	1,717,280
Fortinet, Inc. (a)	69,700	3,407,633

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leidos Holdings, Inc.	6,400	$673,216
		5,798,129
Semiconductors — 6.6%
KLA Corp.	12,862	4,849,360
Lattice Semiconductor Corp. (a)	21,100	1,368,968
Marvell Technology, Inc.	108,007	4,000,579
Microchip Technology, Inc.	97,800	6,870,450
NXP Semiconductor NV	2,200	347,666
ON Semiconductor Corp. (a)	26,763	1,669,208
Synaptics, Inc. (a)	14,684	1,397,330
		20,503,561
Software — 9.9%
Atlassian Corp. Class A (a)	7,100	913,628
Bill.com Holdings, Inc. (a)	6,600	719,136
Black Knight, Inc. (a)	33,452	2,065,661
Broadridge Financial Solutions, Inc.	9,700	1,301,061
CCC Intelligent Solutions Holdings, Inc. (a)	129,372	1,125,537
Ceridian HCM Holding, Inc. (a)	51,127	3,279,797
Clear Secure Inc. Class A (b)	14,693	403,029
Confluent, Inc. Class A (a)	8,900	197,936
Doximity, Inc. Class A (a) (b)	17,400	583,944
Electronic Arts, Inc.	24,518	2,995,609
Fair Isaac Corp. (a)	4,000	2,394,320
HashiCorp, Inc. Class A (a) (b)	4,500	123,030
MongoDB, Inc. (a)	11,075	2,180,003
PTC, Inc. (a)	15,200	1,824,608
Roper Technologies, Inc.	5,700	2,462,913
Synopsys, Inc. (a)	9,382	2,995,579
Veeva Systems, Inc. Class A (a)	17,627	2,844,645
ZoomInfo Technologies, Inc. (a)	79,192	2,384,472
		30,794,908
		57,096,598

TOTAL COMMON STOCK (Cost $266,741,497)		299,815,784

PREFERRED STOCK — 0.5%
Consumer, Cyclical — 0.0%
Auto Manufacturers — 0.0%
Nuro, Inc., Series D (Acquired 10/29/21, Cost $159,220) (a) (c) (d) (e)	7,638	106,015
Consumer, Non-cyclical — 0.2%
Commercial Services — 0.1%
Redwood Materials, Inc., Series C (Acquired 5/28/21, Cost $200,090) (a) (c) (d) (e)	4,221	329,238

	Number of Shares	Value
Health Care – Services — 0.1%
Caris Life Sciences, Inc., Series D (Acquired 5/11/21, Cost $271,366) (a) (c) (d) (e)	33,502	$220,443
		549,681
Financial — 0.1%
Investment Companies — 0.1%
Maplebear, Inc.,Series E (Acquired 11/19/21 - 12/01/21, Cost $528,790) (a) (c) (d) (e)	4,398	213,215
Maplebear, Inc., Series I (Acquired 2/26/21, Cost $95,750) (a) (c) (d) (e)	766	37,136
		250,351
Industrial — 0.1%
Electrical Components & Equipment — 0.1%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $407,982) (a) (c) (d) (e)	9,885	308,115
Technology — 0.1%
Software — 0.1%
Databricks, Inc., Series H (Acquired 8/31/21, Cost $186,503) (a) (c) (d) (e)	2,522	151,320

TOTAL PREFERRED STOCK (Cost $1,848,525)		1,365,482

TOTAL EQUITIES (Cost $268,590,022)		301,181,266

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	429,146	429,146

TOTAL MUTUAL FUNDS (Cost $429,146)		429,146

TOTAL LONG-TERM INVESTMENTS (Cost $269,019,168)		301,610,412

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 3.0%
Mutual Fund — 0.0%
T. Rowe Price Treasury Reserve Fund	103	$103

	Principal Amount
Repurchase Agreement — 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (g)	$9,174,518	9,174,518

TOTAL SHORT-TERM INVESTMENTS (Cost $9,174,621)		9,174,621

TOTAL INVESTMENTS — 100.2% (Cost $278,193,789) (h)		310,785,033

Other Assets/(Liabilities) — (0.2)%		(470,395)

NET ASSETS — 100.0%		$310,314,638

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $3,433,932 or 1.11% of net assets. The Fund received $3,090,147 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At December 31, 2022, these securities amounted to a value of $3,806,697 or 1.23% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2022, these securities amounted to a value of $3,806,697 or 1.23% of net assets.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $9,175,823. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $9,358,041.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund — Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 97.4%
COMMON STOCK — 96.4%
Basic Materials — 2.1%
Chemicals — 2.0%
Akzo Nobel NV	47,654	$3,179,762
Axalta Coating Systems Ltd. (a)	109,455	2,787,819
		5,967,581
Forest Products & Paper — 0.1%
Mondi PLC	20,523	348,552
		6,316,133
Communications — 4.3%
Advertising — 0.9%
Omnicom Group, Inc.	30,673	2,501,996
Internet — 1.1%
F5, Inc. (a)	22,962	3,295,277
Media — 1.1%
Fox Corp. Class B	118,651	3,375,621
Telecommunications — 1.2%
Corning, Inc.	35,411	1,131,027
Juniper Networks, Inc.	75,835	2,423,687
		3,554,714
		12,727,608
Consumer, Cyclical — 10.4%
Airlines — 1.7%
Southwest Airlines Co. (a)	147,827	4,977,335
Auto Manufacturers — 0.6%
Cummins, Inc.	6,940	1,681,493
Auto Parts & Equipment — 2.5%
Aptiv PLC (a)	13,710	1,276,812
BorgWarner, Inc.	113,356	4,562,579
Cie Generale des Etablissements Michelin SCA	60,906	1,693,607
		7,532,998
Food Services — 0.9%
Sodexo SA	28,944	2,768,865
Retail — 4.7%
Advance Auto Parts, Inc.	24,987	3,673,839
Beacon Roofing Supply, Inc. (a)	30,523	1,611,309
Dollar Tree, Inc. (a)	33,390	4,722,682
MSC Industrial Direct Co., Inc. Class A	50,046	4,088,758
		14,096,588
		31,057,279
Consumer, Non-cyclical — 20.1%
Food — 4.8%
Conagra Brands, Inc.	141,159	5,462,853

	Number of Shares	Value
The J.M. Smucker Co.	19,824	$3,141,311
Koninklijke Ahold Delhaize NV	194,993	5,602,906
		14,207,070
Health Care – Products — 5.2%
Baxter International, Inc.	29,396	1,498,314
Dentsply Sirona, Inc.	64,153	2,042,631
Envista Holdings Corp. (a)	41,497	1,397,204
Hologic, Inc. (a)	20,296	1,518,344
Zimmer Biomet Holdings, Inc.	70,846	9,032,865
		15,489,358
Health Care – Services — 4.1%
HCA Healthcare, Inc.	3,407	817,544
Laboratory Corp. of America Holdings	14,010	3,299,075
Quest Diagnostics, Inc.	23,747	3,714,981
Universal Health Services, Inc. Class B	32,131	4,526,936
		12,358,536
Household Products & Wares — 1.5%
Kimberly-Clark Corp.	32,396	4,397,757
Pharmaceuticals — 4.5%
AmerisourceBergen Corp.	22,862	3,788,462
Becton Dickinson and Co.	5,057	1,285,995
Cardinal Health, Inc.	18,365	1,411,718
Embecta Corp.	82,512	2,086,729
Henry Schein, Inc. (a)	60,490	4,831,336
		13,404,240
		59,856,961
Energy — 4.1%
Oil & Gas — 1.9%
Devon Energy Corp.	17,223	1,059,387
Diamondback Energy, Inc.	14,274	1,952,398
EQT Corp.	43,943	1,486,592
Phillips 66	10,856	1,129,892
		5,628,269
Oil & Gas Services — 1.0%
Baker Hughes Co.	98,471	2,907,849
Pipelines — 1.2%
Enterprise Products Partners LP (b)	152,754	3,684,426
		12,220,544
Financial — 28.0%
Banks — 11.3%
The Bank of New York Mellon Corp.	167,596	7,628,970
First Hawaiian, Inc.	176,576	4,598,039
Northern Trust Corp.	92,402	8,176,653
Prosperity Bancshares, Inc.	53,796	3,909,893
Truist Financial Corp.	117,457	5,054,175
US Bancorp	71,425	3,114,844

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Westamerica Bancorp.	22,158	$1,307,544
		33,790,118
Diversified Financial Services — 1.9%
Ameriprise Financial, Inc.	3,703	1,153,003
T. Rowe Price Group, Inc.	40,482	4,414,967
		5,567,970
Insurance — 6.0%
Aflac, Inc.	27,562	1,982,810
The Allstate Corp.	46,963	6,368,183
Chubb Ltd.	3,694	814,896
The Hanover Insurance Group, Inc.	17,592	2,377,207
Reinsurance Group of America, Inc.	24,079	3,421,385
Willis Towers Watson PLC	11,308	2,765,711
		17,730,192
Real Estate Investment Trusts (REITS) — 8.4%
Equinix, Inc.	5,456	3,573,844
Essex Property Trust, Inc.	14,941	3,166,297
Healthpeak Properties, Inc.	173,509	4,349,871
Public Storage	9,039	2,532,637
Realty Income Corp.	65,998	4,186,253
Regency Centers Corp.	59,935	3,745,937
VICI Properties, Inc.	26,432	856,397
Weyerhaeuser Co.	26,908	834,148
WP Carey, Inc.	21,446	1,676,005
		24,921,389
Savings & Loans — 0.4%
Capitol Federal Financial, Inc.	136,550	1,181,157
		83,190,826
Industrial — 15.1%
Building Materials — 1.0%
Cie de Saint-Gobain	63,671	3,125,850
Electrical Components & Equipment — 2.2%
Emerson Electric Co.	44,857	4,308,964
Legrand SA	29,643	2,386,778
		6,695,742
Electronics — 2.6%
Atkore, Inc. (a)	11,529	1,307,619
nVent Electric PLC	89,113	3,428,177
TE Connectivity Ltd.	27,466	3,153,097
		7,888,893
Engineering & Construction — 1.1%
Vinci SA	31,720	3,168,035
Environmental Controls — 0.5%
Republic Services, Inc.	10,441	1,346,784
Machinery – Construction & Mining — 1.9%
Oshkosh Corp.	62,772	5,535,863

	Number of Shares	Value
Machinery – Diversified — 0.8%
IMI PLC	144,106	$2,243,107
Packaging & Containers — 3.1%
Amcor PLC	234,929	2,798,004
Packaging Corp. of America	36,826	4,710,414
Sonoco Products Co.	27,535	1,671,650
		9,180,068
Shipbuilding — 1.2%
Huntington Ingalls Industries, Inc.	15,981	3,686,497
Transportation — 0.7%
Heartland Express, Inc.	138,412	2,123,240
		44,994,079
Technology — 3.4%
Computers — 1.9%
Amdocs Ltd.	36,266	3,296,580
HP, Inc.	92,128	2,475,479
		5,772,059
Semiconductors — 1.0%
Applied Materials, Inc.	13,740	1,338,001
Teradyne, Inc.	16,927	1,478,574
		2,816,575
Software — 0.5%
Electronic Arts, Inc.	12,746	1,557,306
		10,145,940
Utilities — 8.9%
Electric — 6.6%
Duke Energy Corp.	31,510	3,245,215
Edison International	100,609	6,400,744
Evergy, Inc.	22,369	1,407,681
Eversource Energy	17,481	1,465,607
NorthWestern Corp.	80,711	4,789,391
Pinnacle West Capital Corp.	31,943	2,428,946
		19,737,584
Gas — 2.3%
Atmos Energy Corp.	6,859	768,688
Spire, Inc.	85,629	5,896,413
		6,665,101
		26,402,685

TOTAL COMMON STOCK (Cost $286,616,350)		286,912,055

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 1.0%
Consumer, Non-cyclical — 1.0%
Household Products & Wares — 1.0%
Henkel AG & Co. KGaA 2.84%	43,547	$3,031,478

TOTAL PREFERRED STOCK (Cost $2,834,154)		3,031,478

TOTAL EQUITIES (Cost $289,450,504)		289,943,533

MUTUAL FUNDS — 1.2%
Diversified Financial Services — 1.2%
iShares Russell Mid-Cap V alue ETF (c)	33,239	3,501,396

TOTAL MUTUAL FUNDS (Cost $3,280,439)		3,501,396

TOTAL LONG-TERM INVESTMENTS (Cost $292,730,943)		293,444,929

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (d)	$2,953,179	$2,953,179

TOTAL SHORT-TERM INVESTMENTS (Cost $2,953,179)		2,953,179

TOTAL INVESTMENTS — 99.6% (Cost $295,684,122) (e)		296,398,108

Other Assets/(Liabilities) — 0.4%		1,211,130

NET ASSETS — 100.0%		$297,609,238

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $1,085,418 or 0.36% of net assets. The Fund received $1,109,860 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Maturity value of $2,953,599. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $3,012,258.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	3/31/23	USD	2,589,687	GBP	2,124,218	$16,139
Bank of America N.A.	3/31/23	GBP	259,988	USD	314,764	219
JP Morgan Chase Bank N.A.	3/31/23	USD	21,482,889	EUR	20,065,201	(124,009)
UBS AG	3/31/23	NOK	1,691,923	USD	172,393	966
UBS AG	3/31/23	USD	171,491	NOK	1,691,923	(1,868)
						$(108,553)

Currency Legend

EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund — Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 98.6%
COMMON STOCK — 98.6%
Basic Materials — 2.6%
Chemicals — 2.6%
Cabot Corp.	30,368	$2,029,797
Livent Corp. (a)	39,062	776,162
Methanex Corp.	19,218	727,594
		3,533,553
		3,533,553
Communications — 4.6%
Internet — 2.2%
Cargurus, Inc. (a)	45,141	632,425
Criteo SA Sponsored ADR (a)	21,965	572,408
Perficient, Inc. (a)	14,437	1,008,136
Ziff Davis, Inc. (a)	10,512	831,499
		3,044,468
Media — 0.6%
The New York Times Co. Class A	24,102	782,351
Telecommunications — 1.8%
Calix, Inc. (a)	27,894	1,908,787
Viavi Solutions, Inc. (a)	63,922	671,820
		2,580,607
		6,407,426
Consumer, Cyclical — 13.4%
Apparel — 2.3%
Carter’s, Inc. (b)	6,844	510,631
Crocs, Inc. (a)	11,950	1,295,738
Deckers Outdoor Corp. (a)	1,756	700,925
Steven Madden Ltd.	22,951	733,514
		3,240,808
Auto Parts & Equipment — 0.5%
Visteon Corp. (a)	5,090	665,925
Distribution & Wholesale — 0.7%
WESCO International, Inc. (a)	7,883	986,952
Entertainment — 0.3%
Cinemark Holdings, Inc. (a)	43,500	376,710
Food Services — 0.6%
Sovos Brands, Inc. (a)	59,623	856,783
Home Builders — 2.0%
Century Communities, Inc.	16,821	841,218
Skyline Champion Corp. (a)	29,795	1,534,740
Thor Industries, Inc. (b)	5,040	380,470
		2,756,428
Leisure Time — 1.0%
Acushnet Holdings Corp.	15,835	672,354

	Number of Shares	Value
YETI Holdings, Inc. (a)	19,300	$797,283
		1,469,637
Lodging — 0.6%
Boyd Gaming Corp.	14,459	788,449
Retail — 5.4%
Denny’s Corp. (a)	44,115	406,299
Freshpet, Inc. (a) (b)	2,471	130,395
Nu Skin Enterprises, Inc. Class A	18,481	779,159
Patrick Industries, Inc.	15,759	954,995
Rush Enterprises, Inc. Class A	28,811	1,506,239
Texas Roadhouse, Inc.	12,979	1,180,440
Victoria’s Secret & Co. (a)	20,611	737,462
Wingstop, Inc.	12,961	1,783,693
		7,478,682
		18,620,374
Consumer, Non-cyclical — 26.3%
Beverages — 0.7%
Celsius Holdings, Inc. (a)	9,776	1,017,095
Biotechnology — 9.1%
Adicet Bio, Inc. (a)	11,533	103,105
Akero Therapeutics, Inc. (a)	8,576	469,965
Amicus Therapeutics, Inc. (a)	63,164	771,232
Apellis Pharmaceuticals, Inc. (a)	11,043	571,034
Blueprint Medicines Corp. (a)	7,814	342,331
Celldex Therapeutics, Inc. (a)	7,753	345,551
Crinetics Pharmaceuticals, Inc. (a)	38,499	704,532
Cytokinetics, Inc. (a)	24,371	1,116,679
Halozyme Therapeutics, Inc. (a)	5,593	318,242
Immatics NV (a)	62,867	547,572
Immunocore Holdings PLC ADR (a)	6,124	349,497
Intellia Therapeutics, Inc. (a)	9,285	323,954
Intra-Cellular Therapies, Inc. (a)	10,844	573,864
Karuna Therapeutics, Inc. (a)	2,771	544,501
Kymera Therapeutics, Inc. (a)	19,747	492,885
Myriad Genetics, Inc. (a)	36,531	530,065
Prothena Corp. PLC (a)	6,169	371,682
PTC Therapeutics, Inc. (a)	12,389	472,888
Relay Therapeutics, Inc. (a)	22,948	342,843
Revolution Medicines, Inc. (a)	31,835	758,310
Rocket Pharmaceuticals, Inc. (a)	32,791	641,720
Sage Therapeutics, Inc. (a)	5,734	218,695
Syndax Pharmaceuticals, Inc. (a)	34,481	877,541
Veracyte, Inc. (a)	24,427	579,653
Zentalis Pharmaceuticals, Inc. (a)	16,746	337,264
		12,705,605
Commercial Services — 3.8%
Cross Country Healthcare, Inc. (a)	30,826	819,047

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
H&R Block, Inc.	18,612	$679,524
HealthEquity, Inc. (a)	9,776	602,593
Herc Holdings, Inc.	6,258	823,365
TriNet Group, Inc. (a)	22,484	1,524,415
WillScot Mobile Mini Holdings Corp. (a)	19,268	870,335
		5,319,279
Cosmetics & Personal Care — 1.2%
elf Beauty, Inc. (a)	30,221	1,671,221
Food — 0.4%
The Simply Good Foods Co. (a)	14,649	557,102
Health Care – Products — 6.6%
Glaukos Corp. (a)	25,802	1,127,032
Globus Medical, Inc. Class A (a)	21,742	1,614,778
Haemonetics Corp. (a)	24,198	1,903,173
ICU Medical, Inc. (a)	4,598	724,093
Inari Medical, Inc. (a)	12,039	765,199
Inspire Medical Systems, Inc. (a)	6,739	1,697,419
Omnicell, Inc. (a)	11,822	596,065
Shockwave Medical, Inc. (a)	3,266	671,522
		9,099,281
Health Care – Services — 2.1%
Acadia Healthcare Co., Inc. (a)	20,761	1,709,046
Amedisys, Inc. (a)	7,771	649,189
Surgery Partners, Inc. (a)	21,142	589,016
		2,947,251
Pharmaceuticals — 2.4%
Aclaris Therapeutics, Inc. (a)	49,644	781,893
Ascendis Pharma A/S ADR (a)	1,582	193,210
BellRing Brands, Inc. (a)	31,573	809,532
Merus NV (a)	13,142	203,307
Owens & Minor, Inc.	29,545	577,014
Revance Therapeutics, Inc. (a)	10,629	196,211
Vaxcyte, Inc. (a)	8,610	412,849
Verona Pharma PLC ADR (a) (b)	6,300	164,619
		3,338,635
		36,655,469
Energy — 6.7%
Energy – Alternate Sources — 0.4%
Maxeon Solar Technologies Ltd. (a) (b)	14,577	234,107
Shoals Technologies Group, Inc. Class A (a)	14,700	362,649
		596,756
Oil & Gas — 6.0%
Chord Energy Corp.	16,085	2,200,589
Magnolia Oil & Gas Corp. Class A	31,988	750,119
Sitio Royalties Corp. Class A	64,171	1,851,329

	Number of Shares	Value
SM Energy Co.	35,581	$1,239,286
Viper Energy Partners LP (c)	71,598	2,276,100
		8,317,423
Oil & Gas Services — 0.3%
Aris Water Solution, Inc. Class A	24,323	350,494
		9,264,673
Financial — 16.8%
Banks — 5.6%
Ameris Bancorp	42,519	2,004,346
Atlantic Union Bankshares Corp.	19,982	702,167
Cadence Bank	63,935	1,576,637
First Interstate BancSystem, Inc. Class A	23,668	914,768
National Bank Holdings Corp. Class A	21,591	908,333
Seacoast Banking Corp. of Florida	29,653	924,877
Synovus Financial Corp.	21,027	789,564
		7,820,692
Diversified Financial Services — 3.4%
Air Lease Corp.	26,114	1,003,300
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	47,366	1,372,667
PJT Partners, Inc. Class A	9,901	729,605
PRA Group, Inc. (a)	25,286	854,161
StepStone Group, Inc. Class A	28,531	718,410
		4,678,143
Insurance — 2.4%
Assured Guaranty Ltd.	17,471	1,087,744
Kemper Corp.	16,029	788,627
MGIC Investment Corp.	57,759	750,867
Selective Insurance Group, Inc.	8,557	758,236
		3,385,474
Real Estate — 0.5%
McGrath RentCorp	6,547	646,451
Real Estate Investment Trusts (REITS) — 4.9%
Centerspace	9,442	553,962
Douglas Emmett, Inc.	37,192	583,171
Essential Properties Realty Trust, Inc.	35,536	834,030
National Storage Affiliates Trust	17,179	620,505
Phillips Edison & Co., Inc.	54,234	1,726,811
PotlatchDeltic Corp.	20,071	882,923
Ryman Hospitality Properties, Inc.	11,728	959,116
Xenia Hotels & Resorts, Inc.	50,934	671,310
		6,831,828
		23,362,588
Industrial — 16.0%
Aerospace & Defense — 1.8%
Curtiss-Wright Corp.	5,436	907,758

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leonardo DRS, Inc. (a)	12,100	$154,638
Mercury Systems, Inc. (a)	14,728	658,931
Spirit AeroSystems Holdings, Inc. Class A	26,086	772,145
		2,493,472
Building Materials — 1.0%
The AZEK Co., Inc (a)	38,168	775,574
Louisiana-Pacific Corp.	10,816	640,307
		1,415,881
Electrical Components & Equipment — 1.3%
Acuity Brands, Inc.	6,269	1,038,209
Novanta, Inc. (a)	5,907	802,584
		1,840,793
Engineering & Construction — 2.6%
Comfort Systems USA, Inc.	7,968	916,958
Fluor Corp. (a)	79,188	2,744,656
		3,661,614
Environmental Controls — 1.0%
Casella Waste Systems, Inc. Class A (a)	9,258	734,252
Clean Harbors, Inc. (a)	5,170	590,000
		1,324,252
Hand & Machine Tools — 1.0%
Kennametal, Inc.	31,290	752,838
Regal Rexnord Corp.	4,745	569,305
		1,322,143
Machinery – Diversified — 4.7%
Albany International Corp. Class A	6,818	672,187
Applied Industrial Technologies, Inc.	14,636	1,844,575
Cactus, Inc. Class A	21,283	1,069,684
Enovis Corp. (a)	6,439	344,615
Flowserve Corp.	25,824	792,280
The Middleby Corp. (a)	4,518	604,960
Zurn Elkay Water Solutions Corp.	56,380	1,192,437
		6,520,738
Metal Fabricate & Hardware — 0.5%
Helios Technologies, Inc.	13,626	741,799
Packaging & Containers — 0.8%
Graphic Packaging Holding Co.	49,101	1,092,497
Transportation — 0.7%
Kirby Corp. (a)	13,503	868,918
RXO, Inc. (a)	9,500	163,400
		1,032,318
Trucking & Leasing — 0.6%
GATX Corp.	8,229	875,072
		22,320,579

	Number of Shares	Value
Technology — 10.0%
Computers — 1.2%
Exlservice Holdings, Inc. (a)	7,047	$1,193,973
Rapid7, Inc. (a)	14,266	484,759
		1,678,732
Semiconductors — 3.4%
Cirrus Logic, Inc. (a)	10,381	773,177
FormFactor, Inc. (a)	22,430	498,619
Lattice Semiconductor Corp. (a)	11,724	760,653
MKS Instruments, Inc.	4,825	408,822
Power Integrations, Inc.	12,257	879,072
Synaptics, Inc. (a)	8,990	855,489
Tower Semiconductor Ltd. (a)	13,972	603,590
		4,779,422
Software — 5.4%
DoubleVerify Holdings, Inc. (a)	23,130	507,935
Five9, Inc. (a)	10,527	714,362
Jamf Holding Corp. (a)	79,667	1,696,907
Manhattan Associates, Inc. (a)	6,702	813,623
New Relic, Inc. (a)	12,770	720,867
PowerSchool Holdings, Inc. Class A (a)	41,276	952,650
RingCentral, Inc. Class A (a)	22,561	798,659
Verra Mobility Corp. (a)	94,612	1,308,484
		7,513,487
		13,971,641
Utilities — 2.2%
Electric — 1.7%
Ameresco, Inc. Class A (a)	11,071	632,597
Atlantica Sustainable Infrastructure PLC	28,316	733,384
Portland General Electric Co. (b)	20,627	1,010,723
		2,376,704
Gas — 0.5%
ONE Gas, Inc.	9,661	731,531
		3,108,235

TOTAL COMMON STOCK (Cost $136,330,797)		137,244,538

TOTAL EQUITIES (Cost $136,330,797)		137,244,538

MUTUAL FUNDS — 1.5%
Diversified Financial Services — 1.5%
iShares Russell 2000 ETF (b)	4,278	745,912
iShares Russell 2000 Growth ETF	958	205,510

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio (d)	1,157,685	$1,157,685

TOTAL MUTUAL FUNDS (Cost $2,141,638)		2,109,107

TOTAL LONG-TERM INVESTMENTS (Cost $138,472,435)		139,353,645
	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$1,258,740	1,258,740

TOTAL SHORT-TERM INVESTMENTS (Cost $1,258,740)		1,258,740

TOTAL INVESTMENTS — 101.0% (Cost $139,731,175) (f)		140,612,385

Other Assets/(Liabilities) — (1.0)%		(1,347,657)

NET ASSETS — 100.0%		$139,264,728

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $4,464,346 or 3.21% of net assets. The Fund received $3,409,520 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,258,919. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $1,283,989.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund — Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Basic Materials — 1.6%
Chemicals — 1.6%
Element Solutions, Inc.	18,491	$336,351
Minerals Technologies, Inc.	14,152	859,310
		1,195,661
Communications — 1.8%
Advertising — 0.7%
Entravision Communications Corp. Class A	112,318	539,126
Internet — 0.2%
Solo Brands, Inc. Class A (a)	37,305	138,775
Media — 0.9%
Cable One, Inc.	807	574,471
Townsquare Media, Inc. Class A (a)	12,543	90,937
		665,408
		1,343,309
Consumer, Cyclical — 18.0%
Apparel — 2.0%
Tapestry, Inc.	40,530	1,543,382
Distribution & Wholesale — 1.6%
A-Mark Precious Metals, Inc.	18,599	645,944
KAR Auction Services, Inc. (a)	42,525	554,951
		1,200,895
Entertainment — 1.0%
Accel Entertainment, Inc. (a)	58,416	449,803
Penn Entertainment, Inc. (a)	10,583	314,315
		764,118
Home Builders — 2.1%
Skyline Champion Corp. (a)	30,496	1,570,849
Home Furnishing — 0.2%
Vizio Holding Corp. Class A (a)	22,978	170,267
Leisure Time — 3.0%
Brunswick Corp.	20,612	1,485,713
Malibu Boats, Inc. Class A (a)	14,390	766,987
		2,252,700
Lodging — 0.5%
Boyd Gaming Corp.	6,428	350,519
Retail — 7.6%
Beacon Roofing Supply, Inc. (a)	28,237	1,490,631
Dave & Buster’s Entertainment, Inc. (a)	22,507	797,648
GMS, Inc. (a)	19,820	987,036
MarineMax, Inc. (a)	22,708	708,944
OneWater Marine, Inc. Class A (a)	20,731	592,907

	Number of Shares	Value
Penske Automotive Group, Inc.	6,542	$751,872
Red Robin Gourmet Burgers, Inc. (a) (b)	22,707	126,705
RH (a) (b)	1,147	306,467
		5,762,210
		13,614,940
Consumer, Non-cyclical — 14.3%
Commercial Services — 8.2%
AMN Healthcare Services, Inc. (a)	1,293	132,946
Barrett Business Services, Inc.	4,367	407,354
The Brink’s Co.	24,709	1,327,120
Deluxe Corp.	33,368	566,589
Euronet Worldwide, Inc. (a)	4,913	463,689
EVERTEC, Inc.	50,142	1,623,598
Korn Ferry	23,603	1,194,784
Loomis AB	16,925	463,623
		6,179,703
Cosmetics & Personal Care — 1.7%
Edgewell Personal Care Co.	34,525	1,330,593
Health Care – Products — 0.2%
Zimvie, Inc. (a)	13,329	124,493
Household Products & Wares — 2.3%
Spectrum Brands Holdings, Inc.	29,031	1,768,569
Pharmaceuticals — 1.9%
Embecta Corp.	18,883	477,551
Patterson Cos., Inc.	33,207	930,792
		1,408,343
		10,811,701
Energy — 2.7%
Energy – Alternate Sources — 0.9%
Enviva, Inc. (b)	12,936	685,220
Oil & Gas — 0.3%
Earthstone Energy, Inc. Class A (a)	18,362	261,291
Oil & Gas Services — 1.5%
ChampionX Corp.	37,763	1,094,749
NCS Multistage Holdings, Inc. (a)	402	10,050
		1,104,799
		2,051,310
Financial — 33.4%
Banks — 21.6%
Ameris Bancorp	18,801	886,279
BankUnited, Inc.	23,960	813,921
ConnectOne Bancorp, Inc.	15,582	377,240
F.N.B. Corp.	117,027	1,527,202
First BanCorp	111,789	1,421,956
First Interstate BancSystem, Inc. Class A	13,859	535,650

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Merchants Corp.	8,938	$367,441
First Mid Bancshares, Inc.	4,357	139,773
Home BancShares, Inc.	55,106	1,255,866
Independent Bank Group, Inc.	13,038	783,323
Old National Bancorp	96,581	1,736,526
Origin Bancorp, Inc.	10,179	373,569
PacWest Bancorp	12,043	276,387
Premier Financial Corp.	10,545	284,399
QCR Holdings, Inc.	5,777	286,770
SouthState Corp.	19,303	1,473,977
Towne Bank	11,989	369,741
UMB Financial Corp.	17,578	1,468,115
Valley National Bancorp	109,850	1,242,404
Veritex Holdings, Inc.	26,306	738,673
		16,359,212
Diversified Financial Services — 0.1%
Enact Holdings, Inc.	4,366	105,308
Insurance — 2.2%
Axis Capital Holdings Ltd.	21,796	1,180,689
ProAssurance Corp.	5,893	102,951
Selective Insurance Group, Inc.	4,497	398,479
		1,682,119
Investment Companies — 1.7%
Compass Diversified Holdings (b)	69,372	1,264,651
Private Equity — 0.3%
Patria Investments Ltd. Class A	16,897	235,375
Real Estate Investment Trusts (REITS) — 5.6%
CareTrust REIT, Inc.	21,218	394,231
Easterly Government Properties, Inc.	18,389	262,411
Four Corners Property Trust, Inc.	25,402	658,674
Getty Realty Corp.	6,403	216,742
Highwoods Properties, Inc.	19,295	539,874
Kite Realty Group Trust	26,926	566,792
National Health Investors, Inc.	8,470	442,303
NETSTREIT Corp.	10,395	190,540
Physicians Realty Trust	32,747	473,849
Summit Hotel Properties, Inc.	41,057	296,432
UMH Properties, Inc.	11,811	190,157
		4,232,005
Savings & Loans — 1.9%
Pacific Premier Bancorp, Inc.	32,652	1,030,497
Provident Financial Services, Inc.	17,857	381,426
		1,411,923
		25,290,593
Industrial — 19.3%
Aerospace & Defense — 0.2%
Leonardo DRS, Inc. (a) (b)	13,696	175,035

	Number of Shares	Value
Building Materials — 2.1%
Hayward Holdings, Inc. (a) (b)	42,546	$399,932
Mohawk Industries, Inc. (a)	4,534	463,465
Tecnoglass, Inc.	24,415	751,250
		1,614,647
Electrical Components & Equipment — 0.7%
Belden, Inc.	6,186	444,773
Graham Corp.	6,111	58,788
		503,561
Electronics — 6.0%
Advanced Energy Industries, Inc.	2,611	223,972
Avnet, Inc.	36,023	1,497,836
Coherent Corp. (a)	55,578	1,950,788
Vontier Corp.	44,525	860,668
		4,533,264
Engineering & Construction — 0.6%
Dycom Industries, Inc. (a)	4,628	433,181
Environmental Controls — 0.2%
CECO Environmental Corp. (a)	14,296	166,977
Charah Solutions, Inc. (a) (b)	2,879	15,545
		182,522
Hand & Machine Tools — 0.2%
Luxfer Holdings PLC	10,932	149,987
Machinery – Diversified — 3.5%
DXP Enterprises, Inc. (a)	13,306	366,580
Enovis Corp. (a)	15,620	835,983
Esab Corp.	10,440	489,845
Gates Industrial Corp. PLC (a)	82,366	939,796
		2,632,204
Metal Fabricate & Hardware — 2.4%
Hillman Solutions Corp. (a)	64,665	466,235
The Timken Co.	19,474	1,376,227
		1,842,462
Miscellaneous - Manufacturing — 0.1%
DIRTT Environmental Solutions (a) (b)	64,423	34,144
Packaging & Containers — 3.3%
Graphic Packaging Holding Co.	77,004	1,713,339
Karat Packaging, Inc.	5,817	83,590
Pactiv Evergreen, Inc.	63,561	722,053
		2,518,982
		14,619,989
Technology — 7.1%
Semiconductors — 2.9%
Cohu, Inc. (a)	15,953	511,294
Kulicke & Soffa Industries, Inc.	29,546	1,307,706

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MKS Instruments, Inc.	4,217	$357,306
		2,176,306
Software — 4.2%
Digital Turbine, Inc. (a)	25,245	384,734
Donnelley Financial Solutions, Inc. (a)	21,637	836,270
IBEX Holdings Ltd. (a)	10,628	264,106
Teradata Corp. (a)	50,846	1,711,476
		3,196,586
		5,372,892
Utilities — 1.5%
Electric — 0.7%
ALLETE, Inc.	5,201	335,516
PNM Resources, Inc.	3,156	153,981
		489,497
Gas — 0.8%
Northwest Natural Holding Co.	3,416	162,567
Southwest Gas Holdings, Inc.	7,713	477,281
		639,848
		1,129,345

TOTAL COMMON STOCK (Cost $87,363,242)		75,429,740

TOTAL EQUITIES (Cost $87,363,242)		75,429,740

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	115,944	115,944

TOTAL MUTUAL FUNDS (Cost $115,944)		115,944

TOTAL LONG-TERM INVESTMENTS (Cost $87,479,186)		75,545,684

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (d)	$499,850	$499,850

TOTAL SHORT-TERM INVESTMENTS (Cost $499,850)		499,850

TOTAL INVESTMENTS — 100.5% (Cost $87,979,036) (e)		76,045,534

Other Assets/(Liabilities) — (0.5)%		(373,604)

NET ASSETS — 100.0%		$75,671,930

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $2,731,691 or 3.61% of net assets. The Fund received $2,721,161 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $499,921. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $509,941.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG	3/31/23	SEK	106,458	USD	10,270	$(17)
UBS AG	3/31/23	USD	413,553	SEK	4,272,716	2,052
						$2,035

Currency Legend

SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Basic Materials — 5.1%
Chemicals — 2.0%
Huntsman Corp.	65,270	$1,793,620
Innospec, Inc.	8,333	857,132
		2,650,752
Iron & Steel — 2.1%
ATI, Inc. (a)	57,663	1,721,817
Reliance Steel & Aluminum Co.	5,355	1,084,066
		2,805,883
Mining — 1.0%
Cameco Corp.	60,710	1,376,296
		6,832,931
Communications — 2.1%
Internet — 2.1%
Criteo SA Sponsored ADR (a)	56,141	1,463,034
Gen Digital, Inc.	62,383	1,336,868
		2,799,902
		2,799,902
Consumer, Cyclical — 16.0%
Airlines — 1.1%
Alaska Air Group, Inc. (a)	35,680	1,532,099
Apparel — 3.7%
Carter’s, Inc.	14,410	1,075,130
Ralph Lauren Corp.	17,740	1,874,586
Tapestry, Inc.	53,500	2,037,280
		4,986,996
Auto Parts & Equipment — 1.7%
Dana, Inc.	65,036	983,995
The Goodyear Tire & Rubber Co. (a)	127,597	1,295,109
		2,279,104
Home Builders — 3.3%
KB Home	39,737	1,265,624
PulteGroup, Inc.	43,810	1,994,669
Taylor Morrison Home Corp. (a)	35,754	1,085,134
		4,345,427
Lodging — 1.2%
Hilton Grand Vacations, Inc. (a)	41,003	1,580,256
Retail — 5.0%
Bath & Body Works, Inc.	31,447	1,325,176
Dine Brands Global, Inc.	21,011	1,357,310
Papa John’s International, Inc.	17,632	1,451,290
Sally Beauty Holdings, Inc. (a)	94,240	1,179,885

	Number of Shares	Value
Williams-Sonoma, Inc.	11,141	$1,280,324
		6,593,985
		21,317,867
Consumer, Non-cyclical — 12.8%
Commercial Services — 4.2%
ADT, Inc.	174,041	1,578,552
Herc Holdings, Inc.	14,680	1,931,447
Korn Ferry	17,330	877,245
Robert Half International, Inc.	17,039	1,257,989
		5,645,233
Food — 2.4%
The Hain Celestial Group, Inc. (a)	72,768	1,177,386
Nomad Foods Ltd. (a)	115,348	1,988,600
		3,165,986
Health Care – Products — 3.1%
Envista Holdings Corp. (a)	60,290	2,029,964
Integra LifeSciences Holdings Corp. (a)	36,999	2,074,534
		4,104,498
Health Care – Services — 3.1%
Acadia Healthcare Co., Inc. (a)	22,432	1,846,602
Pediatrix Medical Group, Inc. (a)	82,910	1,232,043
Syneos Health, Inc. (a)	26,940	988,159
		4,066,804
		16,982,521
Energy — 3.5%
Oil & Gas — 3.5%
Helmerich & Payne, Inc.	30,850	1,529,235
HF Sinclair Corp.	27,365	1,419,970
Magnolia Oil & Gas Corp. Class A	72,210	1,693,324
		4,642,529
		4,642,529
Financial — 29.8%
Banks — 13.6%
BankUnited, Inc.	35,839	1,217,451
Comerica, Inc.	31,218	2,086,923
First BanCorp	136,400	1,735,008
First Citizens BancShares, Inc. Class A	3,013	2,284,939
First Hawaiian, Inc.	77,083	2,007,241
Synovus Financial Corp.	46,744	1,755,237
Texas Capital Bancshares, Inc. (a)	29,194	1,760,690
Webster Financial Corp.	25,019	1,184,400
Wintrust Financial Corp.	23,426	1,979,966
Zions Bancorp NA	41,808	2,055,281
		18,067,136

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 3.3%
Cboe Global Markets, Inc.	10,370	$1,301,124
Moelis & Co. Class A	33,606	1,289,462
Stifel Financial Corp.	31,390	1,832,234
		4,422,820
Insurance — 6.7%
American Financial Group, Inc.	10,648	1,461,757
Everest Re Group Ltd.	4,510	1,494,028
The Hanover Insurance Group, Inc.	11,958	1,615,885
Kemper Corp.	26,680	1,312,656
Reinsurance Group of America, Inc.	10,990	1,561,569
Selective Insurance Group, Inc.	16,267	1,441,419
		8,887,314
Real Estate Investment Trusts (REITS) — 6.2%
Broadstone Net Lease, Inc.	72,058	1,168,060
Camden Property Trust	14,108	1,578,403
Cousins Properties, Inc.	36,928	933,909
CubeSmart	42,354	1,704,749
Physicians Realty Trust	106,994	1,548,203
STAG Industrial, Inc.	39,258	1,268,426
		8,201,750
		39,579,020
Industrial — 21.0%
Aerospace & Defense — 1.4%
Spirit AeroSystems Holdings, Inc. Class A	62,450	1,848,520
Building Materials — 1.1%
Masonite International Corp. (a)	18,421	1,484,917
Electrical Components & Equipment — 0.9%
Belden, Inc.	16,424	1,180,886
Electronics — 2.1%
Avnet, Inc.	35,115	1,460,082
Sensata Technologies Holding PLC	32,700	1,320,426
		2,780,508
Engineering & Construction — 4.8%
AECOM	21,350	1,813,256
Arcosa, Inc.	30,196	1,640,851
Dycom Industries, Inc. (a)	17,537	1,641,463
Fluor Corp. (a)	38,840	1,346,194
		6,441,764
Hand & Machine Tools — 1.4%
Regal Rexnord Corp.	16,002	1,919,920
Machinery – Construction & Mining — 2.4%
Oshkosh Corp.	13,701	1,208,291
Vertiv Holdings Co.	144,366	1,972,040
		3,180,331

	Number of Shares	Value
Metal Fabricate & Hardware — 1.1%
The Timken Co.	20,893	$1,476,508
Packaging & Containers — 1.9%
Berry Global Group, Inc.	41,620	2,515,096
Transportation — 3.9%
Knight-Swift Transportation Holdings, Inc.	37,263	1,952,954
RXO, Inc. (a)	12,115	208,378
Star Bulk Carriers Corp.	62,804	1,207,721
XPO, Inc. (a)	52,830	1,758,710
		5,127,763
		27,956,213
Technology — 6.6%
Computers — 1.8%
Genpact Ltd.	29,920	1,385,894
Lumentum Holdings, Inc. (a)	19,640	1,024,619
		2,410,513
Semiconductors — 2.4%
Kulicke & Soffa Industries, Inc.	25,512	1,129,161
ON Semiconductor Corp. (a)	10,580	659,874
Synaptics, Inc. (a)	14,879	1,415,886
		3,204,921
Software — 2.4%
ACI Worldwide, Inc. (a)	65,982	1,517,586
CommVault Systems, Inc. (a)	26,746	1,680,719
		3,198,305
		8,813,739
Utilities — 2.5%
Electric — 1.7%
IDACORP, Inc.	20,995	2,264,311
Gas — 0.8%
Southwest Gas Holdings, Inc.	17,150	1,061,242
		3,325,553

TOTAL COMMON STOCK (Cost $134,142,770)		132,250,275

TOTAL EQUITIES (Cost $134,142,770)		132,250,275

TOTAL LONG-TERM INVESTMENTS (Cost $134,142,770)		132,250,275

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (b)	$898,102	$898,102

TOTAL SHORT-TERM INVESTMENTS (Cost $898,102)		898,102

TOTAL INVESTMENTS — 100.1% (Cost $135,040,872) (c)		133,148,377

Other Assets/(Liabilities) — (0.1)%		(116,157)

NET ASSETS — 100.0%		$133,032,220

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $898,229. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $916,116.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Sustainable Equity Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Basic Materials — 2.6%
Chemicals — 2.6%
Air Products & Chemicals, Inc.	2,899	$893,646
Ecolab, Inc.	3,973	578,310
Linde PLC	5,784	1,886,625
		3,358,581
		3,358,581
Communications — 11.7%
Internet — 7.8%
Airbnb, Inc. Class A (a)	3,291	281,381
Alphabet, Inc. Class A (a)	55,677	4,912,382
Amazon.com, Inc. (a)	33,116	2,781,744
Booking Holdings, Inc. (a)	301	606,599
CDW Corp.	7,240	1,292,919
Uber Technologies, Inc. (a)	10,625	262,756
		10,137,781
Media — 0.9%
Liberty Media Corp-Liberty Formula One Class C (a)	5,203	311,035
The Walt Disney Co. (a)	10,312	895,907
		1,206,942
Telecommunications — 3.0%
Cisco Systems, Inc.	53,884	2,567,034
Verizon Communications, Inc.	34,689	1,366,747
		3,933,781
		15,278,504
Consumer, Cyclical — 8.2%
Apparel — 1.2%
Deckers Outdoor Corp. (a)	1,613	643,845
NIKE, Inc. Class B	7,535	881,671
		1,525,516
Auto Manufacturers — 1.7%
Cummins, Inc.	4,848	1,174,622
Tesla, Inc. (a)	8,091	996,649
		2,171,271
Auto Parts & Equipment — 0.7%
Aptiv PLC (a)	10,548	982,335
Retail — 4.6%
Chipotle Mexican Grill, Inc. (a)	218	302,473
Costco Wholesale Corp.	1,820	830,830
The Home Depot, Inc.	7,644	2,414,434
Target Corp.	3,581	533,712
The TJX Cos., Inc.	17,933	1,427,467

	Number of Shares	Value
Tractor Supply Co.	2,376	$534,528
		6,043,444
		10,722,566
Consumer, Non-cyclical — 22.5%
Agriculture — 0.1%
Vital Farms, Inc. (a)	5,603	83,597
Beverages — 1.8%
PepsiCo, Inc.	13,293	2,401,513
Biotechnology — 1.2%
Amgen, Inc.	3,427	900,067
Vertex Pharmaceuticals, Inc. (a)	2,456	709,244
		1,609,311
Commercial Services — 0.6%
S&P Global, Inc.	2,380	797,157
Cosmetics & Personal Care — 2.1%
Colgate-Palmolive Co.	7,973	628,193
The Estee Lauder Cos., Inc. Class A	1,496	371,172
The Procter & Gamble Co.	11,091	1,680,952
		2,680,317
Food — 2.8%
The Kroger Co.	20,688	922,271
Mondelez International, Inc. Class A	18,466	1,230,759
Sysco Corp.	20,130	1,538,939
		3,691,969
Health Care – Products — 2.3%
Edwards Lifesciences Corp. (a)	13,812	1,030,513
Medtronic PLC	2,426	188,549
ResMed, Inc.	1,386	288,468
Thermo Fisher Scientific, Inc.	2,617	1,441,156
		2,948,686
Health Care – Services — 2.7%
Humana, Inc.	1,537	787,236
UnitedHealth Group, Inc.	5,189	2,751,104
		3,538,340
Pharmaceuticals — 8.9%
AbbVie, Inc.	10,997	1,777,225
Bristol-Myers Squibb Co.	26,015	1,871,779
Cigna Corp.	7,286	2,414,143
CVS Health Corp.	15,703	1,463,363
Eli Lilly & Co.	1,586	580,222
Merck & Co., Inc.	13,010	1,443,460
Novo Nordisk A/S Class B	7,871	1,065,733
Zoetis, Inc.	6,891	1,009,876
		11,625,801
		29,376,691

The accompanying notes are an integral part of the financial statements.

MML Sustainable Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 5.0%
Oil & Gas — 2.5%
ConocoPhillips	28,025	$3,306,950
Oil & Gas Services — 2.5%
Schlumberger NV	60,291	3,223,157
		6,530,107
Financial — 16.1%
Banks — 4.9%
Bank of America Corp.	13,370	442,815
JP Morgan Chase & Co.	15,483	2,076,270
Morgan Stanley	24,968	2,122,779
Regions Financial Corp.	84,021	1,811,493
		6,453,357
Diversified Financial Services — 6.1%
American Express Co.	4,831	713,780
Ameriprise Financial, Inc.	3,372	1,049,940
BlackRock, Inc.	1,891	1,340,020
Intercontinental Exchange, Inc.	6,983	716,386
Mastercard, Inc. Class A	4,762	1,655,890
Visa, Inc. Class A	11,728	2,436,609
		7,912,625
Insurance — 2.4%
Marsh & McLennan Cos., Inc.	6,922	1,145,452
Prudential Financial, Inc.	10,172	1,011,707
The Travelers Cos., Inc.	5,542	1,039,070
		3,196,229
Real Estate Investment Trusts (REITS) — 2.7%
Prologis, Inc.	24,094	2,716,117
SBA Communications Corp.	2,676	750,109
		3,466,226
		21,028,437
Industrial — 11.1%
Aerospace & Defense — 1.4%
Lockheed Martin Corp.	3,624	1,763,040
Building Materials — 1.8%
Johnson Controls International PLC	25,410	1,626,240
Masco Corp.	13,704	639,566
		2,265,806
Electrical Components & Equipment — 0.1%
Generac Holdings, Inc. (a)	1,732	174,343
Electronics — 3.2%
Agilent Technologies, Inc.	10,228	1,530,620
Honeywell International, Inc.	6,300	1,350,090
Keysight Technologies, Inc. (a)	7,664	1,311,081
		4,191,791

	Number of Shares	Value
Machinery – Diversified — 1.2%
Cognex Corp.	5,734	$270,129
Deere & Co.	1,453	622,988
Xylem, Inc.	6,480	716,493
		1,609,610
Miscellaneous - Manufacturing — 1.2%
Eaton Corp. PLC	6,846	1,074,480
Parker-Hannifin Corp.	1,686	490,626
		1,565,106
Packaging & Containers — 0.5%
Ball Corp.	13,269	678,576
Transportation — 1.7%
Norfolk Southern Corp.	3,437	846,946
Union Pacific Corp.	2,202	455,968
United Parcel Service, Inc. Class B	5,336	927,610
		2,230,524
		14,478,796
Technology — 19.8%
Computers — 5.2%
Accenture PLC Class A	5,429	1,448,674
Apple, Inc.	41,318	5,368,448
		6,817,122
Semiconductors — 5.1%
Advanced Micro Devices, Inc. (a)	13,116	849,523
Analog Devices, Inc.	9,194	1,508,092
Applied Materials, Inc.	14,144	1,377,343
ASML Holding NV	1,557	842,809
Globalfoundries, Inc. (a)	5,725	308,520
NVIDIA Corp.	12,338	1,803,075
		6,689,362
Software — 9.5%
Adobe, Inc. (a)	983	330,809
Cadence Design Systems, Inc. (a)	3,768	605,292
Electronic Arts, Inc.	4,735	578,522
Microsoft Corp.	39,827	9,551,311
Salesforce, Inc. (a)	5,447	722,218
ServiceNow, Inc. (a)	793	307,898
Workday, Inc. Class A (a)	1,671	279,608
		12,375,658
		25,882,142

The accompanying notes are an integral part of the financial statements.

MML Sustainable Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 2.2%
Electric — 2.2%
NextEra Energy, Inc.	33,926	$2,836,214

TOTAL COMMON STOCK (Cost $114,691,310)		129,492,038

TOTAL EQUITIES (Cost $114,691,310)		129,492,038

MUTUAL FUNDS — 0.6%
Diversified Financial Services — 0.6%
SPDR S&P 500 ETF Trust	2,163	827,196
		827,196

TOTAL MUTUAL FUNDS (Cost $822,117)		827,196

TOTAL LONG-TERM INVESTMENTS (Cost $115,513,427)		130,319,234

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (b)	$214,419	$214,419

TOTAL SHORT-TERM INVESTMENTS (Cost $214,419)		214,419

TOTAL INVESTMENTS — 100.0% (Cost $115,727,846) (c)		130,533,653

Other Assets/(Liabilities) — 0.0%		4,432

NET ASSETS — 100.0%		$130,538,085

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $214,450. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $218,770.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.	3/31/23	EUR	92,244	USD	98,660	$672
JP Morgan Chase Bank N.A.	3/31/23	USD	821,825	EUR	767,601	(4,754)
						$(4,082)

Currency Legend

EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 0.1%
COMMON STOCK — 0.1%
Communications — 0.1%
Telecommunications — 0.1%
Intelsat Emergence SA (a)	7,210	$162,225

TOTAL COMMON STOCK (Cost $676,994)		162,225

TOTAL EQUITIES (Cost $676,994)		162,225
	Principal Amount
BONDS & NOTES — 114.9%
BANK LOANS — 2.1%
Aerospace & Defense — 0.0%
TransDigm, Inc.
2020 Term Loan E, 3 mo. USD LIBOR + 2.250%
6.980% VRN 5/30/25	$48,625	48,052
2020 Term Loan F, 3 mo. USD LIBOR + 2.250%
6.980% VRN 12/09/25	14,739	14,541
		62,593
Airlines — 0.0%
American Airlines, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
8.993% VRN 4/20/28	19,910	19,801
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
8.108% VRN 4/21/28	22,425	22,102
		41,903
Auto Parts & Equipment — 0.1%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
7.634% VRN 4/30/26	194,908	190,605
Beverages — 0.0%
Naked Juice LLC, Term Loan, 3 mo. USD SOFR + 3.250%
7.930% VRN 1/24/29	141,377	126,100
Chemicals — 0.0%
Zep, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
8.580% VRN 8/12/24	91,842	79,076

	Principal Amount	Value
Commercial Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, 3 mo. USD LIBOR + 4.000%
8.380% - 8.384% VRN 1/29/27	$29,285	$28,577
Element Materials Technology Group US Holdings, Inc.
2022 USD Delayed Draw Term Loan,
0.000% 7/06/29 (b) (c)	9,469	9,232
2022 USD Term Loan,
0.000% 7/06/29 (b)	20,517	20,004
Pre-Paid Legal Services, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
8.134% VRN 12/15/28	43,912	42,172
Prime Security Services Borrower LLC, 2021 Term Loan, 3 mo. USD LIBOR + 2.750%
7.517% VRN 9/23/26	46,946	46,482
Safe Fleet Holdings LLC, 2022 Term Loan, 1 mo. USD SOFR CME + 3.750%
8.173% VRN 2/23/29	13,085	12,619
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%
7.144% VRN 3/04/28	112,839	94,756
Trans Union LLC
2019 Term Loan B5, 1 mo. USD LIBOR + 1.750%
6.134% VRN 11/16/26	67,474	66,450
2021 Term Loan B6, 1 mo. USD LIBOR + 2.250%
6.634% VRN 12/01/28	27,601	27,294
TruGreen Ltd. Partnership, 2020 Term Loan, 1 mo. USD LIBOR + 4.000%
8.384% VRN 11/02/27	24,159	21,396
		368,982
Computers — 0.0%
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
8.134% VRN 2/01/28	29,749	28,999
Cosmetics & Personal Care — 0.0%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 3 mo. USD LIBOR + 3.750%
8.480% VRN 10/01/26	48,643	46,508

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial Services — 0.1%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 1 mo. USD SOFR CME + 3.750%
8.073% VRN 4/09/27	$58,862	$54,871
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, 3 mo. USD LIBOR + 2.000%
6.730% VRN 11/05/28	175,000	173,862
		228,733
Electronics — 0.0%
II-VI, Inc., 2022 Term Loan B, 3 mo. USD LIBOR + 2.750%
7.134% VRN 7/02/29	91,100	89,938
Ingram Micro, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
8.230% VRN 6/30/28	54,069	53,123
		143,061
Entertainment — 0.1%
Crown Finance US, Inc., 2022 DIP Term Loan, 3 mo. USD SOFR CME + 10.000%
14.399% - 14.417% VRN 9/07/23 (b)	90,423	88,587
Formula One Holdings Ltd., Term Loan B,
0.000% 1/15/30 (b)	5,655	5,648
Penn National Gaming, Inc., 2022 Term Loan B, 1 mo. USD SOFR CME + 2.750%
7.173% VRN 5/03/29	22,404	22,146
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD SOFR CME + 3.000%
7.417% VRN 4/14/29	45,370	44,641
		161,022
Food — 0.0%
Hostess Brands LLC, 2019 Term Loan, 1 mo. USD LIBOR + 2.250%, 3 mo. USD LIBOR + 2.250%
6.660% - 6.665% VRN 8/03/25	114,746	114,267
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
6.634% VRN 11/08/27	106,630	105,978
Bausch & Lomb, Inc., Term Loan, 3 mo. USD SOFR CME + 3.250%
7.842% VRN 5/10/27 (b)	34,286	32,550

	Principal Amount	Value
Medline Borrower LP, USD Term Loan B, 1 mo. USD LIBOR + 3.250%
7.634% VRN 10/23/28	$248,125	$235,466
		373,994
Home Furnishing — 0.0%
AI Aqua Merger Sub, Inc.
2022 Delayed Draw Term loan, 1 mo. USD SOFR + 4.000%, 3 mo. USD SOFR CME + 3.750%
0.500% VRN 7/31/28 (c)	6,171	5,800
2022 Term Loan B, 3 mo. USD SOFR CME + 3.750%
7.844% VRN 7/31/28	35,481	33,352
		39,152
Insurance — 0.2%
Acrisure LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 3.500%
7.884% VRN 2/15/27	98,982	92,672
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
6.634% VRN 2/19/28	491,698	482,327
Asurion LLC
2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%
7.634% VRN 12/23/26	57,438	51,084
2021 Second Lien Term Loan B4, 1 mo. USD LIBOR + 5.250%
9.634% VRN 1/20/29	15,118	11,684
		637,767
Internet — 0.1%
Arches Buyer, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.250%
7.634% VRN 12/06/27	25,174	23,234
NortonLifeLock, Inc., 2022 Term Loan B, 1 mo. USD SOFR CME + 2.000%
6.423% VRN 9/12/29	250,000	245,365
Proofpoint, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%
7.985% VRN 8/31/28	4,987	4,785
		273,384
Lodging — 0.1%
Caesars Resort Collection LLC, 2020 Term Loan B1, 1 mo. USD LIBOR + 3.500%
7.884% VRN 7/21/25	145,571	145,075

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fertitta Entertainment LLC, 2022 Term Loan B, 1 mo. USD SOFR + 4.000%
8.323% VRN 1/27/29	$124,063	$117,720
		262,795
Media — 0.1%
Diamond Sports Group LLC, 2022 2nd Lien Term Loan, 6 mo. USD SOFR CME + 3.50%
8.314% VRN 8/24/26	63,860	7,663
DirecTV Financing LLC, Term Loan, 1 mo. USD LIBOR + 5.000%
9.384% VRN 8/02/27	150,875	146,569
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. USD LIBOR + 2.500%
6.818% VRN 1/31/28	275,000	269,992
		424,224
Metal Fabricate & Hardware — 0.0%
AZZ, Inc., Term Loan B, 1 mo. USD SOFR CME + 4.250%
8.673% VRN 5/13/29	9,697	9,685
Packaging & Containers — 0.1%
Berry Global, Inc., 2021 Term Loan Z, 1 mo. USD LIBOR + 1.750%
6.024% VRN 7/01/26	148,820	147,467
Pharmaceuticals — 0.4%
Elanco Animal Health, Inc., Term Loan B, 1 mo. USD LIBOR + 1.750%
6.119% VRN 8/01/27	168,987	161,989
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
8.730% VRN 10/01/27	98,990	92,679
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 mo. USD LIBOR + 2.000%
6.384% VRN 11/15/27	280,004	270,322
Horizon Therapeutics USA, Inc., 2021 Term Loan B2, 1 mo. USD LIBOR + 1.750%
6.188% VRN 3/15/28	120,386	120,235
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD LIBOR + 3.500%
7.884% VRN 5/05/28	140,088	138,664
Organon & Co., USD Term Loan, 3 mo. USD LIBOR + 3.000%
7.750% VRN 6/02/28	277,429	274,309
		1,058,198

	Principal Amount	Value
Retail — 0.2%
KFC Holding Co., 2021 Term Loan B, 1 mo. USD LIBOR + 1.750%
6.089% VRN 3/15/28	$39,417	$38,875
Michaels Cos., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
8.980% VRN 4/15/28	236,400	203,436
Whatabrands LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.250%
7.634% VRN 8/03/28	222,750	215,001
		457,312
Semiconductors — 0.0%
Entegris, Inc., 2022 Term Loan B, 3 mo. USD SOFR + 3.000%
7.580% VRN 7/06/29	60,000	59,775
Software — 0.2%
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 1 mo. USD SOFR CME + 3.500%
3.500% VRN 2/15/29 (b) (c)	38,894	35,018
2022 Term Loan B, 1 mo. USD SOFR CME + 3.500%
7.821% VRN 2/15/29	228,325	205,575
CDK Global, Inc., 2022 USD Term Loan B, 3 mo. USD SOFR CME + 4.500%
9.080% VRN 7/06/29	138,833	137,412
Mitnick Corporate Purchaser, Inc., Term Loan, 3 mo. USD SOFR CME + 4.750%
8.944% VRN 5/02/29	14,464	13,515
Open Text Corp., 2022 Term Loan B,
0.000% 11/16/29 (b)	19,536	19,062
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%
7.384% VRN 4/24/28	14,427	13,691
Sophia, L.P., 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
8.230% VRN 10/07/27	21,438	20,648
		444,921
Telecommunications — 0.2%
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
6.134% VRN 3/01/27	464,973	444,631
Zayo Group Holdings, Inc., 2022 USD Incremental Term Loan B, 1 mo. USD SOFR CME + 4.250%
8.573% VRN 3/09/27	113,118	93,410
		538,041

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.0%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD LIBOR + 2.000%
6.730% VRN 12/30/26	$28,157	$27,974

TOTAL BANK LOANS (Cost $6,566,610)		6,346,538

CORPORATE DEBT — 28.8%
Aerospace & Defense — 0.2%
The Boeing Co.
1.167% 2/04/23	660,000	657,465
Agriculture — 0.8%
BAT Capital Corp.
4.390% 8/15/37	400,000	312,385
4.540% 8/15/47	1,050,000	747,047
5.650% 3/16/52	215,000	178,457
Imperial Brands Finance PLC
3.125% 7/26/24 (d)	320,000	306,043
3.500% 7/26/26 (d)	225,000	207,036
Imperial Tobacco Finance PLC
4.250% 7/21/25 (d)	415,000	396,757
Reynolds American, Inc.
5.850% 8/15/45	315,000	269,837
		2,417,562
Banks — 11.7%
Bank of America Corp.
SOFR + .910% 1.658% VRN 3/11/27	755,000	668,216
SOFR + 1.370% 1.922% VRN 10/24/31	110,000	84,137
SOFR + 1.060% 2.087% VRN 6/14/29	1,000,000	843,235
SOFR + 1.220% 2.299% VRN 7/21/32	240,000	185,500
SOFR + 1.210% 2.572% VRN 10/20/32	515,000	404,812
SOFR + 2.150% 2.592% VRN 4/29/31	140,000	114,356
SOFR + 1.320% 2.687% VRN 4/22/32	120,000	96,360
SOFR + 1.330% 2.972% VRN 2/04/33	200,000	161,748
3 mo. USD LIBOR + .810% 3.366% VRN 1/23/26	415,000	396,621
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	470,000	425,634
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	485,000	448,285

	Principal Amount	Value
Bank of New York Mellon Corp. SOFR + 2.074%
5.834% VRN 10/25/33	$290,000	$301,633
Citigroup, Inc.
SOFR + .669% 0.981% VRN 5/01/25	85,000	79,560
SOFR + .770% 1.462% VRN 6/09/27	985,000	855,435
SOFR + .694% 2.014% VRN 1/25/26	335,000	310,677
SOFR + 1.167% 2.561% VRN 5/01/32	580,000	459,395
SOFR + 2.107% 2.572% VRN 6/03/31	255,000	206,854
SOFR + 1.422% 2.976% VRN 11/05/30	150,000	126,468
SOFR + 1.351% 3.057% VRN 1/25/33	640,000	519,230
SOFR + 1.280% 3.070% VRN 2/24/28	190,000	171,533
Credit Suisse Group AG
SOFR + .980% 1.305% VRN 2/02/27 (d)	495,000	395,348
SOFR + 1.730% 3.091% VRN 5/14/32 (d) (e)	825,000	572,541
3 mo. USD LIBOR + 1.410% 3.869% VRN 1/12/29 (d)	65,000	52,185
SOFR + 3.920% 6.537% VRN 8/12/33 (d)	1,955,000	1,720,627
SOFR + 5.020% 9.016% VRN 11/15/33 (d)	300,000	308,069
DNB Bank ASA 1 year CMT + .680%
1.605% VRN 3/30/28 (d)	635,000	537,984
The Goldman Sachs Group, Inc.
SOFR + .486% 0.925% VRN 10/21/24	530,000	508,928
1.217% 12/06/23	1,030,000	994,216
SOFR + .798% 1.431% VRN 3/09/27	500,000	438,464
SOFR + .818% 1.542% VRN 9/10/27	1,450,000	1,252,436
SOFR + .913% 1.948% VRN 10/21/27	125,000	109,444
SOFR + 1.090% 1.992% VRN 1/27/32	140,000	106,806
SOFR + 1.248% 2.383% VRN 7/21/32	415,000	323,093
SOFR + 1.264% 2.650% VRN 10/21/32	200,000	158,457
3.200% 2/23/23	145,000	144,636
3 mo. USD LIBOR + 1.201% 3.272% VRN 9/29/25	325,000	313,325

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HSBC Holdings PLC
SOFR + 1.732% 2.013% VRN 9/22/28	$1,585,000	$1,326,909
SOFR + 1.285% 2.206% VRN 8/17/29	610,000	495,216
SOFR + 1.187% 2.804% VRN 5/24/32	605,000	468,278
3 mo. USD LIBOR + 1.211% 3.803% VRN 3/11/25	110,000	106,968
JP Morgan Chase & Co.
SOFR + .580% 0.697% VRN 3/16/24	165,000	163,270
3 mo. TSFR + .580% 0.969% VRN 6/23/25	1,060,000	988,072
SOFR + .885% 1.578% VRN 4/22/27	500,000	440,064
SOFR + 1.015% 2.069% VRN 6/01/29	250,000	209,184
SOFR + 1.180% 2.545% VRN 11/08/32	375,000	297,441
SOFR + 1.250% 2.580% VRN 4/22/32	605,000	486,430
SOFR + 1.510% 2.739% VRN 10/15/30	230,000	193,403
SOFR + 1.170% 2.947% VRN 2/24/28	1,145,000	1,038,122
3 mo. USD LIBOR + 1.245% 3.960% VRN 1/29/27	185,000	176,537
Lloyds Banking Group PLC
1 year CMT + .850% 1.627% VRN 5/11/27	515,000	446,283
3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	720,000	649,445
1 year CMT + 3.500% 3.870% VRN 7/09/25	220,000	213,017
1 year CMT + 2.300% 4.976% VRN 8/11/33	225,000	207,206
Macquarie Group Ltd.
SOFR + 1.532% 2.871% VRN 1/14/33 (d)	1,045,000	804,480
SOFR + 2.405% 4.442% VRN 6/21/33 (d)	240,000	209,002
Morgan Stanley
SOFR + .509% 0.791% VRN 1/22/25	285,000	269,499
SOFR + .560% 1.164% VRN 10/21/25	1,300,000	1,194,880
SOFR + .879% 1.593% VRN 5/04/27	505,000	443,526
SOFR + 1.020% 1.928% VRN 4/28/32	235,000	177,911
SOFR + 1.178% 2.239% VRN 7/21/32	160,000	122,732

	Principal Amount	Value
SOFR + 1.360% 2.484% VRN 9/16/36	$495,000	$360,157
SOFR + 1.200% 2.511% VRN 10/20/32	355,000	277,737
SOFR + 1.290% 2.943% VRN 1/21/33	225,000	182,654
Natwest Group PLC 3 mo. USD LIBOR + 1.762%
4.269% VRN 3/22/25	775,000	758,104
PNC Financial Services Group, Inc. SOFR + 2.140%
6.037% VRN 10/28/33	285,000	297,713
Santander UK Group Holdings PLC
SOFR + .787% 1.089% VRN 3/15/25	540,000	504,694
1 year CMT + 1.250% 1.532% VRN 8/21/26	710,000	625,965
SOFR + .989% 1.673% VRN 6/14/27	120,000	102,171
SOFR + 1.220% 2.469% VRN 1/11/28	200,000	171,022
3 mo. USD LIBOR + 1.080% 3.373% VRN 1/05/24	445,000	445,000
Santander UK PLC
5.000% 11/07/23 (d)	435,000	433,667
UBS Group AG Registered 1 year CMT + 1.550%
4.488% VRN 5/12/26 (d)	200,000	195,620
US Bancorp SOFR + 2.090%
5.850% VRN 10/21/33	290,000	302,081
Wells Fargo & Co.
SOFR + 2.100% 2.393% VRN 6/02/28	1,400,000	1,237,507
3 mo. TSFR + 1.432% 2.879% VRN 10/30/30	490,000	417,726
SOFR + 1.500% 3.350% VRN 3/02/33	1,285,000	1,086,293
SOFR + 1.510% 3.526% VRN 3/24/28	655,000	607,331
SOFR + 2.100% 4.897% VRN 7/25/33	280,000	265,124
SOFR + 4.502% 5.013% VRN 4/04/51	150,000	133,063
		34,327,752
Beverages — 0.2%
Bacardi Ltd.
4.450% 5/15/25 (d)	700,000	679,727
Chemicals — 0.1%
International Flavors & Fragrances, Inc.
5.000% 9/26/48	380,000	324,814

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SK Invictus Intermediate II Sarl
5.000% 10/30/29 (d)	$32,000	$26,240
		351,054
Commercial Services — 0.3%
Global Payments, Inc.
5.400% 8/15/32	225,000	215,087
5.950% 8/15/52	126,000	113,885
Rent-A-Center, Inc.
6.375% 2/15/29 (d) (e)	35,000	28,313
S&P Global, Inc.
4.750% 8/01/28 (d)	385,000	381,106
WASH Multifamily Acquisition, Inc.
5.750% 4/15/26 (d)	35,000	32,987
		771,378
Computers — 0.0%
NCR Corp.
5.250% 10/01/30 (d)	35,000	28,875
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300% 1/30/32	615,000	482,573
3.500% 1/15/25	1,000,000	952,681
Air Lease Corp.
5.850% 12/15/27	355,000	354,840
American Express Co.
2.550% 3/04/27	385,000	350,599
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (d)	389,000	311,418
2.875% 2/15/25 (d)	335,000	309,316
3.950% 7/01/24 (d)	130,000	124,536
Capital One Financial Corp. SOFR + 1.790%
3.273% VRN 3/01/30	535,000	458,382
ORIX Corp.
5.200% 9/13/32 (e)	305,000	298,291
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (d)	320,000	319,211
5.500% 2/15/24 (d)	82,000	80,955
		4,042,802
Electric — 1.3%
Duke Energy Carolinas LLC
4.000% 9/30/42	1,000,000	832,688
Florida Power & Light Co.
3.990% 3/01/49	495,000	418,103
Jersey Central Power & Light Co.
4.700% 4/01/24 (d)	800,000	789,025
6.400% 5/15/36	425,000	421,669

	Principal Amount	Value
MidAmerican Energy Co.
4.800% 9/15/43	$1,400,000	$1,312,992
Southwestern Electric Power Co.
3.250% 11/01/51	170,000	112,674
		3,887,151
Engineering & Construction — 0.1%
Artera Services LLC
9.033% 12/04/25 (d) (e)	95,000	79,144
Heathrow Funding Ltd.
1.875% 3/14/34 EUR (d) (f)	380,000	293,127
		372,271
Entertainment — 0.6%
Caesars Entertainment, Inc.
4.625% 10/15/29 (d) (e)	75,000	61,036
8.125% 7/01/27 (d) (e)	100,000	98,255
Warnermedia Holdings, Inc.
4.279% 3/15/32 (d)	190,000	156,725
5.050% 3/15/42 (d)	905,000	695,782
5.141% 3/15/52 (d)	910,000	664,770
		1,676,568
Environmental Controls — 0.1%
Waste Pro USA, Inc.
5.500% 2/15/26 (d)	175,000	154,543
Food — 0.8%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
4.375% 2/02/52 (d)	135,000	95,153
5.750% 4/01/33 (d)	400,000	381,512
6.500% 12/01/52 (d)	415,000	394,900
Kraft Heinz Foods Co.
4.875% 10/01/49	202,000	175,898
5.000% 6/04/42	360,000	327,916
Pilgrim’s Pride Corp.
3.500% 3/01/32 (d)	360,000	281,700
5.875% 9/30/27 (d)	30,000	29,099
Post Holdings, Inc.
5.750% 3/01/27 (d)	150,000	145,062
Smithfield Foods, Inc.
2.625% 9/13/31 (d)	635,000	455,680
		2,286,920
Health Care – Products — 0.2%
PerkinElmer, Inc.
2.250% 9/15/31	800,000	629,084
Health Care – Services — 1.6%
Centene Corp.
2.450% 7/15/28	488,000	411,492
3.000% 10/15/30	453,000	371,346
4.250% 12/15/27	230,000	215,918

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CommonSpirit Health
2.782% 10/01/30	$495,000	$409,332
3.910% 10/01/50	75,000	55,925
Fresenius Medical Care US Finance III, Inc.
1.875% 12/01/26 (d)	340,000	288,709
HCA, Inc.
2.375% 7/15/31	90,000	70,296
3.625% 3/15/32 (d)	255,000	216,521
4.125% 6/15/29	345,000	315,737
4.625% 3/15/52 (d)	147,000	115,224
5.000% 3/15/24	287,000	285,446
5.250% 6/15/49	775,000	663,689
5.500% 6/15/47	470,000	418,972
Molina Healthcare, Inc.
3.875% 11/15/30 (d)	90,000	76,270
3.875% 5/15/32 (d)	190,000	157,783
4.375% 6/15/28 (d)	300,000	273,777
Universal Health Services, Inc.
1.650% 9/01/26	385,000	331,078
		4,677,515
Household Products & Wares — 0.0%
Central Garden & Pet Co.
5.125% 2/01/28	123,000	114,424
Insurance — 0.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.750% 10/15/27 (d)	35,000	31,460
Aon Corp. / Aon Global Holdings PLC
3.900% 2/28/52	190,000	146,204
AssuredPartners, Inc.
5.625% 1/15/29 (d)	30,000	24,691
Athene Global Funding
1.985% 8/19/28 (d)	555,000	447,395
3.205% 3/08/27 (d)	135,000	120,468
SOFR + .700% 4.899% FRN 5/24/24 (d)	505,000	496,196
Farmers Exchange Capital 3 mo. USD LIBOR + 3.454%
5.454% VRN 10/15/54 (d)	970,000	888,278
Teachers Insurance & Annuity Association of America
3.300% 5/15/50 (d)	225,000	156,777
4.270% 5/15/47 (d)	130,000	107,047
Willis North America, Inc.
2.950% 9/15/29	290,000	244,481
		2,662,997

	Principal Amount	Value
Internet — 0.1%
Netflix, Inc.
4.625% 5/15/29 EUR (f)	$150,000	$157,128
Tencent Holdings Ltd.
3.680% 4/22/41 (d)	335,000	247,772
		404,900
Machinery – Diversified — 0.0%
OT Merger Corp.
7.875% 10/15/29 (d)	45,000	23,850
Media — 0.9%
Cable One, Inc.
4.000% 11/15/30 (d) (e)	75,000	58,854
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750% 2/15/28	92,000	83,138
4.800% 3/01/50	330,000	240,227
4.908% 7/23/25	205,000	201,084
5.250% 4/01/53	265,000	205,896
5.375% 5/01/47	95,000	74,916
5.750% 4/01/48	280,000	230,827
Cox Communications, Inc.
2.600% 6/15/31 (d)	385,000	307,607
CSC Holdings LLC
6.500% 2/01/29 (d)	513,000	419,377
7.500% 4/01/28 (d)	32,000	21,680
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.375% 8/15/26 (d)	665,000	78,138
Time Warner Cable, Inc.
5.500% 9/01/41	535,000	445,550
5.875% 11/15/40	170,000	148,849
		2,516,143
Oil & Gas — 0.5%
KazMunay Gas National Co.
4.750% 4/19/27 (d)	200,000	184,200
Pertamina Persero PT
3.100% 8/27/30 (d)	200,000	171,928
Petroleos Mexicanos
5.950% 1/28/31	50,000	37,838
6.625% 6/15/35 (e)	900,000	653,310
7.690% 1/23/50	115,000	79,582
Saudi Arabian Oil Co.
1.625% 11/24/25 (d)	200,000	182,163
Shell International Finance BV
3.750% 9/12/46	25,000	19,858
Transocean Guardian Ltd.
5.875% 1/15/24 (d)	82,505	80,566

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transocean Poseidon Ltd.
6.875% 2/01/27 (d)	$85,750	$83,445
		1,492,890
Oil & Gas Services — 0.1%
Transocean Proteus Ltd.
6.250% 12/01/24 (d)	113,200	111,510
USA Compression Partners LP/USA Compression Finance Corp.
6.875% 4/01/26	30,000	28,779
		140,289
Packaging & Containers — 0.6%
Amcor Finance USA, Inc.
3.625% 4/28/26	650,000	615,703
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.250% 8/15/27 (d)	190,000	142,119
5.250% 8/15/27 (d) (e)	100,000	74,800
Berry Global, Inc.
1.570% 1/15/26	410,000	365,627
4.875% 7/15/26 (d)	330,000	317,251
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (d)	30,000	29,167
Trivium Packaging Finance BV
5.500% 8/15/26 (d)	320,000	293,276
		1,837,943
Pharmaceuticals — 1.1%
AbbVie, Inc.
4.450% 5/14/46	400,000	345,951
Bayer US Finance II LLC
4.375% 12/15/28 (d)	893,000	841,867
4.625% 6/25/38 (d)	795,000	692,826
4.875% 6/25/48 (d)	210,000	182,484
Cigna Corp.
3.400% 3/15/51	250,000	178,468
CVS Health Corp.
5.050% 3/25/48	1,090,000	983,280
		3,224,876
Pipelines — 1.1%
Energy Transfer LP
4.950% 6/15/28	125,000	121,085
5.000% 5/15/50	380,000	305,685
5.150% 3/15/45	400,000	333,717
5.350% 5/15/45	50,000	42,616
5.400% 10/01/47	394,000	333,071
5.500% 6/01/27	254,000	252,570
Galaxy Pipeline Assets Bidco Ltd.
2.160% 3/31/34 (d)	369,864	314,241

	Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	$300,000	$261,452
Rockies Express Pipeline LLC
4.800% 5/15/30 (d)	250,000	219,989
4.950% 7/15/29 (d)	200,000	179,470
Ruby Pipeline LLC
8.000% 4/01/49 (d)	431,818	468,523
TransMontaigne Partners LP/TLP Finance Corp.
6.125% 2/15/26	181,000	155,660
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (d)	365,000	319,375
		3,307,454
Real Estate — 0.0%
Vonovia SE
1.500% 6/14/41 EUR (d) (f)	100,000	59,303
Real Estate Investment Trusts (REITS) — 1.3%
CapLand Ascendas REIT
0.750% 6/23/28 EUR (d) (f)	185,000	153,997
CubeSmart LP
2.500% 2/15/32	385,000	295,378
Extra Space Storage LP
2.350% 3/15/32	175,000	132,902
GLP Capital LP/GLP Financing II, Inc.
4.000% 1/15/30	45,000	39,412
5.250% 6/01/25	205,000	201,367
5.300% 1/15/29	310,000	293,319
5.375% 4/15/26	735,000	721,276
Healthcare Realty Holdings LP
2.000% 3/15/31 (e)	215,000	162,976
2.050% 3/15/31	27,000	19,802
2.400% 3/15/30	195,000	152,609
3.100% 2/15/30	190,000	159,132
Hudson Pacific Properties LP
3.250% 1/15/30	95,000	72,202
5.950% 2/15/28 (e)	270,000	252,458
Invitation Homes Operating Partnership LP
2.000% 8/15/31	155,000	114,941
Physicians Realty LP
2.625% 11/01/31	190,000	148,813
VICI Properties LP
3.750% 2/15/27 (d)	20,000	18,155
3.875% 2/15/29 (d)	185,000	162,900
4.500% 9/01/26 (d)	100,000	94,192
4.500% 1/15/28 (d)	50,000	45,881
4.625% 6/15/25 (d)	25,000	23,969
5.125% 5/15/32	350,000	324,083

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.625% 5/15/52	$164,000	$145,069
5.750% 2/01/27 (d)	120,000	116,969
		3,851,802
Retail — 0.1%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
6.750% 1/15/30 (d) (e)	35,000	28,231
The Michaels Cos., Inc.
5.250% 5/01/28 (d)	170,000	136,770
		165,001
Savings & Loans — 0.3%
Nationwide Building Society
SOFR + 1.290% 2.972% VRN 2/16/28 (d)	340,000	299,280
3 mo. USD LIBOR + 1.064% 3.766% VRN 3/08/24 (d)	525,000	522,147
3 mo. USD LIBOR + 1.392% 4.363% VRN 8/01/24 (d)	190,000	187,544
		1,008,971
Semiconductors — 0.2%
Broadcom, Inc.
2.600% 2/15/33 (d)	386,000	290,939
3.419% 4/15/33 (d)	208,000	167,321
		458,260
Software — 0.4%
Open Text Corp.
6.900% 12/01/27 (d)	50,000	50,000
Oracle Corp.
2.800% 4/01/27	140,000	127,801
2.875% 3/25/31	195,000	162,248
3.950% 3/25/51	753,000	539,885
6.900% 11/09/52	285,000	307,608
		1,187,542
Telecommunications — 1.8%
AT&T, Inc.
3.800% 12/01/57	482,000	335,193
4.750% 5/15/46	710,000	604,168
5.250% 3/01/37	270,000	262,106
Intelsat Jackson Holdings S.A.
6.500% 3/15/30 (d)	417,000	372,794
Intelsat Jackson Holdings S.A., Escrow
8.500% 10/15/24 (d) (h) (i) (j)	171,000	—
9.750% 7/15/25 (d) (h) (i) (j)	585,000	—
Level 3 Financing, Inc.
3.875% 11/15/29 (d)	460,000	363,002

	Principal Amount	Value
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738% 3/20/25 (d)	$793,125	$784,085
T-Mobile USA, Inc.
2.550% 2/15/31	900,000	737,926
3.750% 4/15/27	375,000	353,690
3.875% 4/15/30	345,000	313,333
4.375% 4/15/40	115,000	98,681
Verizon Communications, Inc.
2.550% 3/21/31	330,000	271,842
Vodafone Group PLC
4.875% 6/19/49	452,000	381,026
5.250% 5/30/48	600,000	531,648
		5,409,494

TOTAL CORPORATE DEBT (Cost $96,851,746)		84,826,806

MUNICIPAL OBLIGATIONS — 1.0%
California State University, Revenue Bond
2.274% 11/01/34	180,000	134,557
2.374% 11/01/35	20,000	14,794
City of New York NY, General Obligation
5.206% 10/01/31	750,000	758,293
Jersey City Municipal Utilities Authority, Revenue Bond
5.470% 5/15/27	635,000	643,194
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond
2.450% 11/01/34	560,000	418,567
New York State Dormitory Authority, Revenue Bond
5.289% 3/15/33	750,000	757,373
University of California, Revenue Bond
2.247% 5/15/34	290,000	217,205
		2,943,983

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,572,919)		2,943,983

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.8%
Commercial Mortgage-Backed Securities — 3.1%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A,
4.091% VRN 8/10/38 (d) (k)	$620,000	$560,683
BX Commercial Mortgage Trust
Series 2019-XL, Class A, 1 mo. TSFR + 1.034% 5.370% FRN 10/15/36 (d)	1,185,438	1,169,170
Series 2022-CSMO, Class A, 1 mo. TSFR + 2.115% 6.450% FRN 6/15/27 (d)	692,000	686,813
BX Trust
Series 2019-OC11, Class A, 3.202% 12/09/41 (d)	180,000	151,503
Series 2022-VAMF, Class C, 1 mo. TSFR + 1.580% 5.916% FRN 1/15/39 (d)	443,000	419,763
BXSC Commercial Mortgage Trust, Series 2022-WSS, Class D, 1 mo. TSFR + 3.188%
7.524% FRN 3/15/35 (d)	894,000	851,570
CALI Mortgage Trust, Series 2019-101C, Class A
3.957% 3/10/39 (d)	415,000	359,235
CPT Mortgage Trust, Series 2019-CPT, Class A
2.865% 11/13/39 (d)	355,000	284,682
DC Office Trust, Series 2019-MTC, Class A
2.965% 9/15/45 (d)	375,000	308,263
GS Mortgage Securities Corp. II, Series 2021-ARDN, Class A, 1 mo. USD LIBOR + 1.250%
5.568% FRN 11/15/36 (d)	1,570,000	1,515,849
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 2.943% VRN 12/10/41 (d) (k)	375,000	316,182
Series 2019-30HY, Class A, 3.228% 7/10/39 (d)	385,000	330,966
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A
3.397% 6/05/39 (d)	385,000	336,273
MKT Mortgage Trust, Series 2020-525M, Class A
2.694% 2/12/40 (d)	255,000	200,740
One Bryant Park Trust, Series 2019-OBP, Class A
2.516% 9/15/54 (d)	490,000	402,789

	Principal Amount	Value
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A,
3.834% VRN 1/15/32 (d) (k)	$670,000	$638,629
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1,
3.872% VRN 1/05/43 (d) (k)	655,000	459,570
Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class E,
3.860% VRN 9/15/31 (d) (k)	281,000	236,950
		9,229,630
Home Equity Asset-Backed Securities — 0.7%
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-4, Class M2, 1 mo. USD LIBOR + .705%
5.094% FRN 10/25/35	760,069	704,453
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .435%
4.824% FRN 8/25/36	389,928	386,564
Morgan Stanley Capital, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .580%
4.969% FRN 1/25/36	904,987	871,798
		1,962,815
Other Asset-Backed Securities — 5.0%
Aimco CLO Ltd.
Series 2020-11A, Class AR, 3 mo. USD LIBOR + 1.130% 5.209% FRN 10/17/34 (d)	750,000	730,057
Series 2015-AA, Class BR2, 3 mo. USD LIBOR + 1.600% 5.679% FRN 10/17/34 (d)	1,100,000	1,055,359
Allegro CLO XII Ltd., Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.250%
5.528% FRN 1/21/32 (d)	850,000	836,522
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class A, 3 mo. USD LIBOR + 1.100%
5.179% FRN 7/15/33 (d)	800,000	781,601
Dryden Senior Loan Fund, Series 2013-26A, Class AR, 3 mo. USD LIBOR + .900%
4.979% FRN 4/15/29 (d)	878,261	868,314
Eaton Vance CLO Ltd., Series 2020-1A, Class AR, 3 mo. USD LIBOR + 1.170%
5.249% FRN 10/15/34 (d)	990,000	967,301

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Flatiron CLO Ltd., Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.600%
5.827% FRN 7/19/34 (d)	$850,000	$811,726
GSAMP Trust, Series 2005-HE5, Class M3, 1 mo. USD LIBOR + .690%
5.079% FRN 11/25/35	432,282	418,786
HPS Loan Management Ltd., Series 2021-16A, Class A1, 3 mo. USD LIBOR + 1.140%
5.465% FRN 1/23/35 (d)	1,000,000	971,823
LCM LP, Series 21A, Class AR, 3 mo. USD LIBOR + .880%
5.123% FRN 4/20/28 (d)	174,550	173,514
Long Beach Mortgage Loan Trust, 1 mo. USD LIBOR + .220%
4.609% FRN 10/25/36	6,035,755	1,851,984
Magnetite Ltd., Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800%
4.879% FRN 1/15/28 (d)	912,416	900,769
MF1 Ltd., Series 2021-FL7, Class AS, 1 mo. USD LIBOR + 1.450%
5.789% FRN 10/16/36 (d)	850,000	801,298
Progress Residential Trust
Series 2020-SFR3, Class F, 2.796% 10/17/27 (d)	360,000	313,364
Series 2021-SFR2, Class F, 3.395% 4/19/38 (d)	1,150,000	976,205
Series 2021-SFR10, Class F, 4.608% 12/17/38 (d)	478,889	385,715
Rockford Tower CLO Ltd., Series 2021-1A, Class A1, 3 mo. USD LIBOR + 1.170%
5.413% FRN 7/20/34 (d)	850,000	827,895
Saxon Asset Securities Trust, Series 2007-2, Class A2C, 1 mo. USD LIBOR + .240%
4.629% FRN 5/25/47	1,556,056	1,103,124
		14,775,357
Student Loans Asset-Backed Securities — 2.6%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%
5.089% FRN 7/25/56 (d)	324,474	309,752
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .200%
4.924% FRN 3/28/35	1,067,801	1,015,917

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2015-1A, Class A, 1 mo. USD LIBOR + .590%
4.979% FRN 4/25/46 (d)	$619,774	$604,828
SLM Student Loan Trust
Series 2007-7, Class A4, 3 mo. USD LIBOR + .330% 4.688% FRN 1/25/22	565,777	549,583
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 5.039% FRN 5/26/26	615,452	590,280
Series 2012-2, Class A, 1 mo. USD LIBOR + .700% 5.089% FRN 1/25/29	716,124	681,616
Series 2012-1, Class A3, 1 mo. USD LIBOR + .950% 5.339% FRN 9/25/28	599,136	579,738
Series 2008-6, Class A4, 3 mo. USD LIBOR + 1.100% 5.458% FRN 7/25/23	869,350	842,845
Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500% 5.858% FRN 4/25/23	621,655	611,497
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 6.208% FRN 7/25/73	700,000	663,150
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 6.608% FRN 10/25/83	1,430,000	1,340,960
		7,790,166
Whole Loan Collateral Collateralized Mortgage Obligations — 6.4%
American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 6 mo. USD LIBOR + 2.000%
7.162% FRN 6/25/45	311,133	294,940
Angel Oak Mortgage Trust
Series 2021-7, Class A1, 1.978% VRN 10/25/66 (d) (k)	227,991	186,629
Series 2022-6,Class A1, 4.300% STEP 7/25/67 (d)	879,882	841,990
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4,
3.393% VRN 3/25/37 (k)	218,219	186,821
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400%
5.410% FRN 10/25/35	174,674	168,082
COLT Mortgage Loan Trust, Series 2021-6, Class A1,
1.907% VRN 12/25/66 (d) (k)	782,317	664,484

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Alternative Loan Trust
Series 2006-OA6, Class 1A2, 1 mo. USD LIBOR + .420% 4.809% FRN 7/25/46	$847,457	$742,030
Series 2005-31, Class 2A1, 1 mo. USD LIBOR + .600% 4.989% FRN 8/25/35	846,805	746,832
Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A,
3.850% VRN 9/25/57 (d) (k)	806,316	742,165
Deephaven Residential Mortgage Trust, Series 2021-4, Class A1,
1.931% VRN 11/25/66 (d) (k)	1,502,785	1,280,383
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 1A3, 1 mo. USD LIBOR + .500%
4.889% FRN 2/25/35	1,372,025	1,279,379
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1,
4.310% VRN 11/25/35 (k)	203,807	161,144
GS Mortgage-Backed Securities Trust
Series 2022-PJ6 , Class A4, 3.000% VRN 1/25/53 (d) (k)	1,980,332	1,658,985
Series 2018-RPL1, Class A1A, 3.750% 10/25/57 (d)	665,668	628,712
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200%
4.539% FRN 11/19/36	1,593,885	1,249,793
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520%
4.909% FRN 4/25/35	439,373	400,585
IndyMac Index Mortgage Loan Trust
Series 2005-AR19, Class A1, 3.038% VRN 10/25/35 (k)	653,777	488,101
Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + .540% 4.929% FRN 10/25/36	1,253,839	547,660
JP Morgan Mortgage Trust, Series 2021-13, Class A3,
2.500% VRN 4/25/52 (d) (k)	1,719,002	1,385,274
MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A3, 12 mo. MTA + .740%
2.788% FRN 1/25/47	967,517	932,077
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. USD LIBOR + 1.070%
5.459% FRN 2/25/35	573,134	553,497

	Principal Amount	Value
Opteum Mortgage Acceptance Corp., Series 2005-4 , Class M2, 1 mo. USD LIBOR + .750%
5.139% FRN 11/25/35	$1,450,000	$1,345,931
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-AR15, Class A1A1, 1 mo. USD LIBOR + .520% 4.909% FRN 11/25/45	1,637,782	1,402,516
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .580% 4.969% FRN 10/25/45	327,577	294,185
Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .660% 5.049% FRN 1/25/45	265,252	250,581
Series 2006-1 Class 3A2, 5.750% 2/25/36	444,515	379,555
		18,812,331

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $56,121,107)		52,570,299

SOVEREIGN DEBT OBLIGATIONS — 1.0%
Abu Dhabi Government International Bond
2.500% 9/30/29 (d)	200,000	179,238
Brazilian Government International Bond
2.875% 6/06/25	200,000	188,783
3.875% 6/12/30 (e)	200,000	173,597
Chile Government International Bond
2.550% 1/27/32 (e)	224,000	183,293
Colombia Government International Bond
4.500% 1/28/26	200,000	187,970
Dominican Republic International Bond
4.500% 1/30/30	200,000	170,176
Hungary Government International Bond
2.125% 9/22/31	200,000	148,132
Mexico Government International Bond
3.750% 1/11/28	300,000	283,041
Oman Government International Bond
5.625% 1/17/28 (d)	200,000	197,212
Panama Government International Bond
2.252% 9/29/32	200,000	148,107
3.160% 1/23/30	200,000	171,991

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Peruvian Government International Bond
2.844% 6/20/30 (e)	$80,000	$67,484
4.125% 8/25/27	200,000	191,307
Qatar Government International Bond
4.500% 4/23/28 (d)	200,000	201,088
Republic of Poland Government International Bond
5.750% 11/16/32	17,000	18,090
Republic of South Africa Government International Bond
5.875% 4/20/32	250,000	225,000
Republic of Turkey International Bond
3.250% 3/23/23 (e)	200,000	199,629
Romanian Government International Bond
3.000% 2/14/31 (d)	110,000	86,431
		3,020,569

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,517,958)		3,020,569

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (l) — 36.6%
Collateralized Mortgage Obligations — 0.8%
Federal Home Loan Mortgage Corp.
Series 4818, Class CA, 3.000% 4/15/48	148,881	134,734
Series 4639, Class HZ, 3.250% STEP 4/15/53	1,613,572	1,287,609
Series 4846, Class PA, 4.000% 6/15/47	64,612	63,607
Federal National Mortgage Association Series 2018-57, Class QA 3.500% 5/25/46	87,803	85,827
Federal National Mortgage Association REMICS
Series 2018-43, Class CT, 3.000% 6/25/48	266,237	237,128
Series 2018-55, Class PA, 3.500% 1/25/47	81,939	79,374
Government National Mortgage Association
Series 2018-124, Class NW, 3.500% 9/20/48	259,665	242,127
Series 2019-15, Class GT, 3.500% 2/20/49	163,500	152,539
		2,282,945

	Principal Amount	Value
Pass-Through Securities — 35.5%
Federal Home Loan Mortgage Corp.
Pool #QE0312 2.000% 4/01/52	$1,203,497	$985,179
Pool #SD8194 2.500% 2/01/52	1,626,302	1,384,025
Pool #SD8205 2.500% 4/01/52	1,754,014	1,492,163
Pool #SD8212 2.500% 5/01/52	1,693,501	1,440,684
Pool #G18592 3.000% 3/01/31	168,239	160,899
Pool #G18627 3.000% 1/01/32	539,216	514,677
Pool #G08710 3.000% 6/01/46	99,266	89,657
Pool #ZM1779 3.000% 9/01/46	505,104	455,779
Pool #G08726 3.000% 10/01/46	741,685	668,961
Pool #G08732 3.000% 11/01/46	272,101	245,421
Pool #G08741 3.000% 1/01/47	747,321	674,045
Pool #G07848 3.500% 4/01/44	1,214,412	1,140,487
Pool #G60023 3.500% 4/01/45	1,131,956	1,063,404
Pool #G08711 3.500% 6/01/46	325,798	304,336
Pool #G08716 3.500% 8/01/46	458,496	428,007
Pool #G67700 3.500% 8/01/46	552,200	517,205
Pool #G08722 3.500% 9/01/46	81,231	75,829
Pool #G08742 3.500% 1/01/47	371,525	346,122
Pool #G08757 3.500% 4/01/47	95,487	88,898
Pool #G67703 3.500% 4/01/47	797,320	746,542
Pool #G67706 3.500% 12/01/47	723,765	676,993
Pool #ZA5103 3.500% 12/01/47	3,633	3,373
Pool #G67707 3.500% 1/01/48	2,013,446	1,887,106
Pool #G08800 3.500% 2/01/48	33,304	30,923
Pool #G67708 3.500% 3/01/48	177,067	165,182
Pool #G67710 3.500% 3/01/48	926,593	863,818
Pool #G08816 3.500% 6/01/48	266,882	247,467
Pool #G61556 3.500% 8/01/48	475,785	443,849
Pool #G60344 4.000% 12/01/45	593,916	576,067
Pool #G67711 4.000% 3/01/48	649,351	627,401
Pool #G67713 4.000% 6/01/48	2,693	2,596
Pool #G08843 4.500% 10/01/48	125,270	122,928
Pool #G08833 5.000% 7/01/48	89,232	89,609
Pool #G08844 5.000% 10/01/48	76,372	76,694
Federal National Mortgage Association
Pool #MA4152 2.000% 10/01/40	809,446	692,964
Pool #MA4176 2.000% 11/01/40	1,573,880	1,339,524
Pool #MA4333 2.000% 5/01/41	191,655	162,638
Pool #BQ6913 2.000% 12/01/51	2,298,784	1,884,652
Pool #MA4492 2.000% 12/01/51	1,762,625	1,445,083
Pool #BQ7006 2.000% 1/01/52	3,571,548	2,928,123
Pool #FS1598 2.000% 4/01/52	1,642,107	1,344,224
Pool #BL6060 2.455% 4/01/40	570,000	403,013
Pool #MA4512 2.500% 1/01/52	1,732,445	1,475,709
Pool #MA4548 2.500% 2/01/52	1,653,172	1,406,893
Pool #MA4563 2.500% 3/01/52	1,688,368	1,436,845

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1607 3.000% 10/01/33	$289,347	$272,937
Pool #MA3811 3.000% 10/01/49	209,932	183,593
Pool #BV8477 3.000% 5/01/52	612,480	539,583
Pool #AB4262 3.500% 1/01/32	257,051	246,643
Pool #MA1512 3.500% 7/01/33	125,156	120,088
Pool #MA1148 3.500% 8/01/42	701,021	658,288
Pool #CA0996 3.500% 1/01/48	129,631	120,817
Pool #MA3305 3.500% 3/01/48	25,558	23,693
Pool #BL1132 3.730% 1/01/29	920,000	874,640
Pool #MA1146 4.000% 8/01/42	288,254	277,405
Pool #AS9830 4.000% 6/01/47	128,297	123,204
Pool #MA3027 4.000% 6/01/47	193,746	186,056
Pool #AS9972 4.000% 7/01/47	124,653	119,705
Pool #931504 4.500% 7/01/39	40,735	40,403
Pool #CA1710 4.500% 5/01/48	443,757	435,467
Pool #CA1711 4.500% 5/01/48	146,181	143,450
Pool #CA2208 4.500% 8/01/48	251,376	246,522
Pool #AD6374 5.000% 5/01/40	8,628	8,743
Pool #AI2733 5.000% 5/01/41	84,291	85,498
Pool #977014 5.500% 5/01/38	9,234	9,543
Pool #985524 5.500% 6/01/38	13,032	13,486
Pool #988578 5.500% 8/01/38	103,053	106,686
Pool #995482 5.500% 1/01/39	57,760	59,704
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	593,473	538,422
Pool #MA4718 3.000% 9/20/47	64,433	58,396
Pool #MA4836 3.000% 11/20/47	225,929	204,760
Pool #MA6209 3.000% 10/20/49	187,905	164,192
Pool #MA3521 3.500% 3/20/46	231,572	217,636
Pool #MA3597 3.500% 4/20/46	71,884	67,468
Pool #MA3663 3.500% 5/20/46	105,523	98,942
Pool #MA3937 3.500% 9/20/46	86,552	81,154
Pool #MA4127 3.500% 12/20/46	316,155	296,140
Pool #MA4262 3.500% 2/20/47	320,248	299,975
Pool #MA4382 3.500% 4/20/47	82,055	76,758
Pool #MA4719 3.500% 9/20/47	101,251	94,652
Pool #MA4837 3.500% 11/20/47	209,644	195,980
Pool #MA4900 3.500% 12/20/47	755,393	706,156
Pool #MA4653 4.000% 8/20/47	39,876	38,365
Pool #MA4838 4.000% 11/20/47	166,932	160,452
Pool #MA4901 4.000% 12/20/47	72,744	69,920
Pool #MA5078 4.000% 3/20/48	249,863	239,852
Pool #MA5466 4.000% 9/20/48	277,120	265,671
Pool #MA5399 4.500% 8/20/48	506,794	498,196
Pool #MA3666 5.000% 5/20/46	83,615	84,747
Pool #MA4199 5.000% 1/20/47	84,294	85,293
Pool #MA4454 5.000% 5/20/47	136,100	138,253
Pool #MA4722 5.000% 9/20/47	150,089	152,324

	Principal Amount	Value
Government National Mortgage Association II TBA 2.500% 1/23/53 (g)	$5,225,000	$4,535,137
Uniform Mortgage Backed Securities TBA
2.000% 1/12/53 (g)	14,450,000	11,817,391
2.500% 12/25/51 (g)	11,950,000	10,153,766
3.000% 2/25/52 (g)	6,950,000	6,118,715
3.500% 2/25/49 (g)	275,000	250,529
4.000% 1/12/53 (g)	3,650,000	3,432,141
4.500% 1/12/53 (g)	10,550,000	10,182,398
5.000% 1/12/53 (g)	15,450,000	15,249,632
		104,625,561
Whole Loans — 0.3%
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2, 30 day SOFR + 3.500%
7.428% FRN 3/25/42 (d)	1,000,000	1,012,289

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $112,973,211)		107,920,795

U.S. TREASURY OBLIGATIONS — 27.6%
U.S. Treasury Bonds & Notes — 27.6%
U.S. Treasury Bond
2.000% 11/15/41	16,757,000	12,059,423
2.375% 2/15/42	6,330,000	4,867,948
4.000% 11/15/52	8,560,000	8,656,300
U.S. Treasury Inflation Index
0.625% 7/15/32	408,169	374,261
U.S. Treasury Note
3.875% 12/31/27 (g)	16,725,000	16,659,957
3.875% 11/30/27 (e)	12,080,000	12,031,746
4.000% 12/15/25	3,675,000	3,655,615
4.125% 10/31/27	540,000	542,768
4.125% 11/15/32	4,085,000	4,179,696
4.250% 12/31/24	1,365,000	1,361,081
4.500% 11/30/24 (e)	17,070,000	17,080,288
		81,469,083

TOTAL U.S. TREASURY OBLIGATIONS (Cost $85,582,288)		81,469,083

TOTAL BONDS & NOTES (Cost $365,185,839)		339,098,073

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Communications — 0.0%
Telecommunications — 0.0%
Intelsat Jackson Holdings S.A. (a) (h) (j)	755	$ —
Intelsat Jackson Holdings S.A. (a) (h) (j)	755	—
		—

TOTAL RIGHTS (Cost $0)		—

MUTUAL FUNDS — 9.5%
Diversified Financial Services — 9.5%
State Street Navigator Securities Lending Government Money Market Portfolio (m)	27,895,588	27,895,588

TOTAL MUTUAL FUNDS (Cost $27,895,588)		27,895,588

TOTAL LONG-TERM INVESTMENTS (Cost $393,758,421)		367,155,886
	Principal Amount
SHORT-TERM INVESTMENTS — 11.3%
Repurchase Agreement — 10.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (n)	$ 31,835,830	31,835,830
U.S. Treasury Bill — 0.5%
U.S. Treasury Bill
3.791% 3/16/23 (o)	1,395,000	1,383,431

TOTAL SHORT-TERM INVESTMENTS (Cost $33,220,306)		33,219,261

TOTAL INVESTMENTS — 135.8% (Cost $426,978,727) (p)		400,375,147

Less Unfunded Loan Commitments — (0.0)%		(31,291)

NET INVESTMENTS — 135.8% (Cost $426,947,436)		400,343,856

Other Assets/(Liabilities) — (35.8)%		(105,598,459)

NET ASSETS — 100.0%		$ 294,745,397

Abbreviation Legend

CLO	Collateralized Loan Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of the security represents unsettled loan commitments at December 31, 2022 where the rate will be determined at time of settlement.
(c)	Unfunded or partially unfunded loan commitments.
(d)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $57,172,662 or 19.40% of net assets.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $27,909,940 or 9.47% of net assets. The Fund received $582,914 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Investment is valued using significant unobservable inputs.
(i)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2022, these securities amounted to a value of $0 or 0.00% of net assets.

(j)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(k)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2022.

(l)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(m)	Represents investment of security lending cash collateral. (Note 2).
(n)

Maturity value of $31,840,358. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $32,472,574.

(o)	The rate shown represents yield-to-maturity.
(p)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	1/13/23	USD	638,524	EUR	643,000	$(50,207)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	3/22/23	1	$145,445	$(11,132)
U.S. Treasury Note 2 Year	3/31/23	280	57,370,000	51,875
U.S. Treasury Note 5 Year	3/31/23	3	324,006	(216)
				$40,527
Short
Euro-BOBL	3/08/23	2	$(255,128)	$7,319
Euro-Bund	3/08/23	2	(301,521)	16,931
U.S. Treasury Ultra 10 Year	3/22/23	5	(592,844)	1,438
				$25,688

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12 Month USD SOFR	Annually	Fixed 1.950%	Annually	6/10/24	USD	19,270,000	$(750,848)	$—	$(750,848)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.073%	Semi-Annually	7/24/25	USD	3,875,000	(231,818)	—	(231,818)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.034%	Semi-Annually	7/24/25	USD	5,725,000	(346,613)	—	(346,613)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.026%	Semi-Annually	7/24/25	USD	7,750,000	(470,357)	—	(470,357)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.390%	Semi-Annually	9/28/25	USD	15,085,000	(763,622)	—	(763,622)
Fixed 1.808%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	325,000	96,766	—	96,766
Fixed 1.785%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	475,000	143,384	—	143,384
Fixed 1.773%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	650,000	197,698	—	197,698
Fixed 1.870%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/28/53	USD	1,285,000	360,640	—	360,640
							$(1,764,770)	$—	$(1,764,770)

* Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund – Financial Statements
Statements of Assets and Liabilities December 31, 2022

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$10,046,045	$10,613,380
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	290,380,811	338,180,027
Repurchase agreements, at value (Note 2) (c)	—	—
Total investments (d)	300,426,856	348,793,407
Cash	—	—
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	106,454	28,813
Fund shares sold	6,839	9,406
Dividends	7,776	8,374
Foreign tax reclaims	—	—
Total assets	300,547,925	348,840,000
Liabilities:
Payables for:
Investments purchased
Regular delivery	7,776	8,374
Fund shares repurchased	110,042	34,462
Trustees’ fees and expenses (Note 3)	39,721	47,989
Affiliates (Note 3):
Administration fees	—	—
Investment advisory fees	25,986	30,067
Service fees	148,557	169,157
Accrued expense and other liabilities	69,447	86,211
Total liabilities	401,529	376,260
Net assets	$300,146,396	$348,463,740
Net assets consist of:
Paid-in capital	$342,649,688	$385,138,744
Accumulated earnings (loss)	(42,503,292)	(36,675,004)
Net assets	$300,146,396	$348,463,740

(a)	Cost of investments - unaffiliated issuers:	$11,553,331	$12,299,042
(b)	Cost of investments - affiliated issuers:	$349,738,649	$399,619,788
(c)	Cost of repurchase agreements:	$—	$—
(d)	Securities on loan with market value of:	$—	$—
(e)	Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund	MML Equity Income Fund

$22,203,976	$16,121,391	$1,626,061	$195,539,750	$705,644,259	$358,712,256	$379,806,726
1,235,633,036	905,596,273	121,756,731	—	—	—	—
—	—	—	—	—	3,329,992	3,113,926
1,257,837,012	921,717,664	123,382,792	195,539,750	705,644,259	362,042,248	382,920,652
—	—	—	—	—	34	40,503
—	—	—	—	—	—	3,208

642,498	341,367	—	6,756	125,021	—	—
5,044	152,826	50,678	17,440	751	101,714	84,119
26,317	15,551	1,794	—	—	81,016	1,275,951
—	—	—	—	—	—	142,394
1,258,510,871	922,227,408	123,435,264	195,563,946	705,770,031	362,225,012	384,466,827

26,317	15,551	38,731	—	—	1,700,766	—
633,920	484,417	12,406	22,029	118,217	111,577	208,412
178,850	139,370	12,043	14,501	75,320	41,506	54,212

—	—	—	42,786	152,476	—	—
109,003	79,480	10,664	25,672	52,000	237,755	248,450
663,590	364,775	44,097	126,509	444,969	76,238	49,230
82,392	70,944	69,160	49,336	59,053	139,121	117,458
1,694,072	1,154,537	187,101	280,833	902,035	2,306,963	677,762
$1,256,816,799	$921,072,871	$123,248,163	$195,283,113	$704,867,996	$359,918,049	$383,789,065

$1,387,669,451	$983,561,276	$136,868,759	$178,480,388	$679,192,195	$336,356,389	$276,292,136
(130,852,652)	(62,488,405)	(13,620,596)	16,802,725	25,675,801	23,561,660	107,496,929
$1,256,816,799	$921,072,871	$123,248,163	$195,283,113	$704,867,996	$359,918,049	$383,789,065

$24,777,654	$18,425,716	$1,827,494	$215,888,742	$765,035,663	$328,937,964	$307,455,224
$1,474,298,772	$1,086,393,232	$147,085,699	$—	$—	$—	$—
$—	$—	$—	$—	$—	$3,329,992	$3,113,926
$—	$—	$—	$—	$—	$180,487	$—
$—	$—	$—	$—	$—	$—	$3,207

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$67,319,837	$80,987,483
Shares outstanding (a)	8,359,803	9,800,266
Net asset value, and redemption price per share	$8.05	$8.26
Service Class shares:
Net assets	$232,826,559	$267,476,257
Shares outstanding (a)	29,285,125	32,726,634
Net asset value, offering price and redemption price per share	$7.95	$8.17
Service Class I shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund	MML Equity Income Fund

$212,502,311	$337,614,833	$54,728,901	$—	$—	$243,725,737	$305,369,852
24,743,165	45,765,315	6,622,355	—	—	22,768,987	30,236,943
$8.59	$7.38	$8.26	$—	$—	$10.70	$10.10

$1,044,314,488	$583,458,038	$68,519,262	$—	$—	$116,192,312	$78,419,213
123,317,424	79,961,488	8,474,983	—	—	11,780,619	7,904,429
$8.47	$7.30	$8.08	$—	$—	$9.86	$9.92

$—	$—	$—	$195,283,113	$704,867,996	$—	$—
—	—	—	16,070,995	67,918,903	—	—
$—	$—	$—	$12.15	$10.38	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Equity Index Fund	MML Focused Equity Fund
Assets:
Investments, at value (Note 2) (a)	$544,410,320	$304,071,941
Repurchase agreements, at value (Note 2) (b)	4,469,396	6,841,559
Total investments (c)	548,879,716	310,913,500
Cash	100,675	245
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	—	—
Fund shares sold	219,392	5,275
Interest and dividends	477,951	390,161
Foreign tax reclaims	—	—
Total assets	549,677,734	311,309,181
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Fund shares repurchased	70,476	112,285
Cash collateral held for securities on loan (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	73,403	14,041
Variation margin on open derivative instruments (Note 2)	16,096	—
Affiliates (Note 3):
Administration fees	46,680	39,941
Investment advisory fees	46,641	180,995
Service fees	22,885	13,703
Due to custodian	—	—
Accrued expense and other liabilities	141,530	103,230
Total liabilities	417,711	464,195
Net assets	$549,260,023	$310,844,986
Net assets consist of:
Paid-in capital	$274,434,283	$248,701,874
Accumulated earnings (loss)	274,825,740	62,143,112
Net assets	$549,260,023	$310,844,986

(a)	Cost of investments:	$330,921,111	$270,304,621
(b)	Cost of repurchase agreements:	$4,469,396	$6,841,559
(c)	Securities on loan with market value of:	$—	$—
(d)	Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund

$183,343,448	$167,891,691	$163,808,811	$140,190,227	$215,635,208	$209,024,280	$149,585,069
2,062,706	1,284,747	3,618,144	570,957	1,489,257	3,482,055	866,700
185,406,154	169,176,438	167,426,955	140,761,184	217,124,465	212,506,335	150,451,769
113	11,478	7,894	44	65	—	24
9,241	285	58,341	—	—	98,134	—

781	—	128,333	—	—	120,048	426,904
1,398	2,249	2,862	20,489	7,804	3,893	11,569
75,002	94,711	85,956	97,466	512,224	34,831	23,126
1,076,220	5,484	37,358	771,443	—	942,456	184,166
186,568,909	169,290,645	167,747,699	141,650,626	217,644,558	213,705,697	151,097,558

85,746	—	—	—	—	313,254	605,797
86,276	54,198	62,170	52,804	52,588	81,987	88,371
1,268,198	1,772,758	38,835	2,871,499	—	—	—
37,673	15,434	19,530	22,304	25,768	13,045	16,403
—	—	—	—	—	—	—

—	21,950	21,598	17,970	—	27,352	—
136,208	87,796	86,394	71,878	120,668	142,391	85,814
4,549	12,369	13,491	11,472	17,529	4,664	11,431
—	—	—	—	—	207	—
142,634	113,510	92,176	140,782	96,815	210,035	103,510
1,761,284	2,078,015	334,194	3,188,709	313,368	792,935	911,326
$184,807,625	$167,212,630	$167,413,505	$138,461,917	$217,331,190	$212,912,762	$150,186,232

$192,062,550	$165,057,113	$128,243,169	$116,207,461	$154,684,185	$245,129,808	$143,051,473
(7,254,925)	2,155,517	39,170,336	22,254,456	62,647,005	(32,217,046)	7,134,759
$184,807,625	$167,212,630	$167,413,505	$138,461,917	$217,331,190	$212,912,762	$150,186,232

$190,216,406	$165,711,072	$135,331,803	$125,763,030	$177,148,319	$234,346,146	$154,463,908
$2,062,706	$1,284,747	$3,618,144	$570,957	$1,489,257	$3,482,055	$866,700
$6,286,056	$1,728,655	$3,929,694	$2,808,985	$—	$1,139,360	$—
$9,224	$304	$57,809	$—	$—	$98,128	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Equity Index Fund	MML Focused Equity Fund
Initial Class shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, and redemption price per share	$—	$—
Class I shares:
Net assets	$47,937,903	$—
Shares outstanding (a)	1,793,161	—
Net asset value, offering price and redemption price per share	$26.73	$—
Class II shares:
Net assets	$191,941,260	$288,336,121
Shares outstanding (a)	7,191,845	39,852,470
Net asset value, offering price and redemption price per share	$26.69	$7.24
Class III shares:
Net assets	$274,717,042	$—
Shares outstanding (a)	10,316,561	—
Net asset value, offering price and redemption price per share	$26.63	$—
Service Class shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—
Service Class I shares:
Net assets	$34,663,818	$22,508,865
Shares outstanding (a)	1,367,306	3,256,098
Net asset value, offering price and redemption price per share	$25.35	$6.91

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund

$175,988,401	$—	$—	$—	$188,904,023	$—	$132,218,427
21,165,001	—	—	—	17,457,019	—	13,476,906
$8.32	$—	$—	$—	$10.82	$—	$9.81

$—	$—	$—	$103,424,054	$—	$—	$—
—	—	—	25,850,118	—	—	—
$—	$—	$—	$4.00	$—	$—	$—

$—	$147,521,788	$145,398,065	$15,306,826	$—	$204,861,450	$—
—	17,645,215	12,699,395	3,546,927	—	23,345,732	—
$—	$8.36	$11.45	$4.32	$—	$8.78	$—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$—	$—	$—	$—	$—	$—	$—

$8,819,224	$—	$—	$—	$28,427,167	$—	$17,967,805
1,066,920	—	—	—	2,678,446	—	1,937,924
$8.27	$—	$—	$—	$10.61	$—	$9.27

$—	$19,690,842	$22,015,440	$19,731,037	$—	$8,051,312	$—
—	2,481,933	1,984,212	5,206,517	—	927,322	—
$—	$7.93	$11.10	$3.79	$—	$8.68	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Managed Volatility Fund	MML Mid Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$101,991,242	$301,610,515
Repurchase agreements, at value (Note 2) (b)	2,717,809	9,174,518
Total investments (c)	104,709,051	310,785,033
Cash	—	355
Foreign currency, at value (d)	28,092	—
Receivables from:
Investments sold
Regular delivery	—	395,637
Delayed delivery	—	—
Cash collateral pledged for open derivatives (Note 2)	—	—
Open forward contracts (Note 2)	—	—
Fund shares sold	1,787	5,509
Interest and dividends	87,595	88,817
Foreign tax reclaims	—	1,781
Premiums for options written	525,045	—
Total assets	105,351,570	311,277,132
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Delayed delivery	—	—
Written options outstanding, at value (Note 2) (e)	1,740,745	—
Open forward contracts (Note 2)	—	—
Fund shares repurchased	48,322	100,311
Cash collateral held for securities on loan (Note 2)	—	429,146
Trustees’ fees and expenses (Note 3)	27,529	45,483
Variation margin on open derivative instruments (Note 2)	—	—
Affiliates (Note 3):
Administration fees	—	—
Investment advisory fees	66,471	208,514
Service fees	12,486	51,670
Due to custodian	524,503	—
Accrued expense and other liabilities	343,290	127,370
Total liabilities	2,763,346	962,494
Net assets	$102,588,224	$310,314,638
Net assets consist of:
Paid-in capital	$54,103,932	$283,468,576
Accumulated earnings (loss)	48,484,292	26,846,062
Net assets	$102,588,224	$310,314,638

(a)	Cost of investments:	$70,336,064	$269,019,271
(b)	Cost of repurchase agreements:	$2,717,809	$9,174,518
(c)	Securities on loan with market value of:	$—	$3,433,932
(d)	Cost of foreign currency:	$28,943	$—
(e)	Premiums on written options:	$3,057,465	$—

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$293,444,929	$139,353,645	$75,545,684	$132,250,275	$130,319,234	$368,508,026
2,953,179	1,258,740	499,850	898,102	214,419	31,835,830
296,398,108	140,612,385	76,045,534	133,148,377	130,533,653	400,343,856
163	33	21	15	8	2,282
306	10	38	—	75	4

1,178,850	86,581	192,889	47,668	157,599	553,543
—	—	—	—	—	3,723,888
—	—	—	—	—	2,423,847
17,324	—	2,052	—	672	—
10,704	2,694	5,802	909	338	13,468
682,617	127,153	89,991	147,738	103,130	1,695,196
25,401	—	—	—	3,669	967
—	—	—	—	—	—
298,313,473	140,828,856	76,336,327	133,344,707	130,799,144	408,757,051

27,954	86,803	333,670	38,834	—	2,868,278
—	—	—	—	—	82,598,346
—	—	—	—	—	—
125,877	—	17	—	4,754	50,207
119,509	41,683	41,443	52,795	65,916	125,539
—	1,157,685	115,944	—	—	27,895,588
48,929	28,987	10,062	23,753	18,476	34,041
—	—	—	—	—	42,222

—	—	9,845	—	—	37,720
215,366	126,357	52,508	85,986	56,882	100,589
31,399	14,773	15,691	14,767	29,649	23,821
—	—	—	—	—	—
135,201	107,840	85,217	96,352	85,382	235,303
704,235	1,564,128	664,397	312,487	261,059	114,011,654
$297,609,238	$139,264,728	$75,671,930	$133,032,220	$130,538,085	$294,745,397

$250,044,482	$152,847,580	$87,389,881	$117,835,458	$73,344,514	$348,840,859
47,564,756	(13,582,852)	(11,717,951)	15,196,762	57,193,571	(54,095,462)
$297,609,238	$139,264,728	$75,671,930	$133,032,220	$130,538,085	$294,745,397

$292,730,943	$138,472,435	$87,479,186	$134,142,770	$115,513,427	$395,111,606
$2,953,179	$1,258,740	$499,850	$898,102	$214,419	$31,835,830
$1,085,418	$4,464,346	$2,731,691	$—	$—	$27,909,940
$306	$11	$38	$—	$75	$(2)
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Managed Volatility Fund	MML Mid Cap Growth Fund
Initial Class shares:
Net assets	$83,308,349	$229,302,680
Shares outstanding (a)	6,251,137	26,091,378
Net asset value, and redemption price per share	$13.33	$8.79
Class II shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—
Service Class shares:
Net assets	$19,279,875	$81,011,958
Shares outstanding (a)	1,457,991	10,285,123
Net asset value, offering price and redemption price per share	$13.22	$7.88
Service Class I shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$247,315,650	$116,614,712	$—	$109,597,822	$83,958,326	$—
26,974,101	13,845,092	—	12,345,957	4,866,572	—
$9.17	$8.42	$—	$8.88	$17.25	$—

$—	$—	$51,032,336	$—	$—	$256,759,965
—	—	6,871,750	—	—	29,246,482
$—	$—	$7.43	$—	$—	$8.78

$50,293,588	$22,650,016	$—	$23,434,398	$46,579,759	$—
5,645,744	3,133,678	—	2,690,411	2,734,807	—
$8.91	$7.23	$—	$8.71	$17.03	$—

$—	$—	$24,639,594	$—	$—	$37,985,432
—	—	3,632,380	—	—	4,387,397
$—	$—	$6.78	$—	$—	$8.66

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2022

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers (a)	$11,253	$12,119
Dividends - affiliated issuers (Note 7)	6,893,359	7,440,149
Interest	—	—
Securities lending net income	—	—
Total investment income	6,904,612	7,452,268
Expenses (Note 3):
Investment advisory fees	337,205	392,568
Custody fees	13,715	13,707
Audit and tax fees	37,421	37,583
Legal fees	11,467	13,436
Proxy fees	1,340	1,340
Shareholder reporting fees	25,163	43,393
Trustees’ fees	17,788	20,717
	444,099	522,744
Administration fees:
Service Class I	—	—
Distribution and Service fees:
Service Class	657,444	756,171
Service Class I	—	—
Total expenses	1,101,543	1,278,915
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	—	—
Advisory fees waived	—	—
Net expenses:	1,101,543	1,278,915
Net investment income (loss)	5,803,069	6,173,353
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(448,797)	(118,441)
Investment transactions - affiliated issuers (Note 7)	(3,983,841)	(5,255,295)
Foreign currency transactions	—	—
Realized gain distributions - unaffiliated issuers	—	—
Realized gain distributions - affiliated issuers (Note 7)	27,249,277	36,090,157
Net realized gain (loss)	22,816,639	30,716,421
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(936,187)	(1,190,157)
Investment transactions - affiliated issuers (Note 7)	(85,630,119)	(103,814,985)
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation (depreciation)	(86,566,306)	(105,005,142)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(63,749,667)	(74,288,721)
Net increase (decrease) in net assets resulting from operations	$(57,946,598)	$(68,115,368)

(a)	Net of foreign withholding tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund	MML Equity Income Fund

$38,089	$22,507	$2,597	$1,314,418	$17,402,002	$2,190,499	$11,036,529
24,816,986	14,764,548	1,661,264	—	—	—	—
—	—	—	—	—	75,746	9,946
—	—	—	—	—	21,794	18,430
24,855,075	14,787,055	1,663,861	1,314,418	17,402,002	2,288,039	11,064,905

1,425,784	1,006,629	138,813	338,928	1,544,948	3,355,543	3,097,271
13,678	13,741	13,706	3,426	5,127	50,844	41,924
40,632	39,336	36,859	37,047	38,591	44,352	43,373
48,637	34,261	4,770	7,392	33,300	14,912	12,920
1,340	1,340	1,340	1,340	1,340	1,340	1,340
50,961	32,179	23,080	27,215	25,874	48,751	48,649
75,698	52,753	7,279	11,750	40,642	23,951	21,296
1,656,730	1,180,239	225,847	427,098	1,689,822	3,539,693	3,266,773

—	—	—	564,881	1,944,552	—	—

2,974,013	1,590,244	197,472	—	—	361,228	206,435
—	—	—	564,881	1,944,552	—	—
4,630,743	2,770,483	423,319	1,556,860	5,578,926	3,900,921	3,473,208

—	—	—	—	(805,249)	—	—
—	—	—	—	—	—	(123,891)
4,630,743	2,770,483	423,319	1,556,860	4,773,677	3,900,921	3,349,317
20,224,332	12,016,572	1,240,542	(242,442)	12,628,325	(1,612,882)	7,715,588

(799,837)	(156,590)	307,492	5,490,626	(1,460,711)	(5,650,629)	28,283,120
(21,541,061)	(10,882,387)	(5,121,311)	—	—	—	—
—	—	—	—	—	(17)	(14,733)
—	—	—	32,021,494	85,294,546	—	—
156,274,690	139,169,585	20,675,007	—	—	—	—
133,933,792	128,130,608	15,861,188	37,512,120	83,833,835	(5,650,646)	28,268,387

(1,235,419)	(1,508,689)	(1,032,607)	(124,668,569)	(221,250,683)	(239,808,771)	(51,554,014)
(407,487,762)	(320,634,453)	(42,583,434)	—	—	—	—
—	—	—	—	—	—	1,718
(408,723,181)	(322,143,142)	(43,616,041)	(124,668,569)	(221,250,683)	(239,808,771)	(51,552,296)
(274,789,389)	(194,012,534)	(27,754,853)	(87,156,449)	(137,416,848)	(245,459,417)	(23,283,909)
$(254,565,057)	$(181,995,962)	$(26,514,311)	$(87,398,891)	$(124,788,523)	$(247,072,299)	$(15,568,321)

$—	$—	$—	$—	$—	$14,935	$316,416

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2022

	MML Equity Index Fund	MML Focused Equity Fund
Investment income (Note 2):
Dividends (a)	$10,272,777	$5,562,891
Interest	25,569	21,628
Securities lending net income	540	—
Total investment income	10,298,886	5,584,519
Expenses (Note 3):
Investment advisory fees	614,313	2,206,142
Custody fees	48,530	24,975
Audit and tax fees	44,763	43,101
Legal fees	20,536	10,642
Proxy fees	1,340	1,340
Shareholder reporting fees	56,755	25,137
Trustees’ fees	33,443	16,471
	819,680	2,327,808
Administration fees:
Class I	160,907	—
Class II	366,573	456,834
Service Class I	125,309	32,201
Distribution and Service fees:
Service Class	—	—
Service Class I	104,424	53,669
Total expenses	1,576,893	2,870,512
Expenses waived (Note 3):
Advisory fees waived	—	—
Net expenses:	1,576,893	2,870,512
Net investment income (loss)	8,721,993	2,714,007
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	58,157,289	26,460,015
Futures contracts	(779,738)	—
Foreign currency transactions	—	4,541
Forward contracts	—	—
Net realized gain (loss)	57,377,551	26,464,556
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(207,317,547)	(47,671,903)
Futures contracts	(255,686)	—
Translation of assets and liabilities in foreign currencies	—	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	(207,573,233)	(47,671,903)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(150,195,682)	(21,207,347)
Net increase (decrease) in net assets resulting from operations	$(141,473,689)	$(18,493,340)

(a)	Net of foreign withholding tax of:	$2,452	$—
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund

$6,518,990	$3,058,085	$3,548,326	$2,443,027	$5,282,297	$5,134,951	$1,056,246
8,993	6,293	14,474	3,892	9,361	10,526	3,891
35,621	2,914	7,130	5,687	2,644	25,417	—
6,563,604	3,067,292	3,569,930	2,452,606	5,294,302	5,170,894	1,060,137

1,696,528	1,178,637	1,066,646	894,994	1,503,211	1,747,848	1,133,234
79,883	32,611	35,089	67,496	30,756	156,974	37,209
47,857	42,809	42,742	47,833	43,597	61,773	42,742
6,319	6,513	5,746	4,403	7,165	7,257	15,430
1,340	1,340	1,340	1,340	1,340	1,340	1,340
27,078	31,931	33,176	12,090	21,648	49,370	24,451
10,534	10,109	9,161	9,574	11,996	10,940	8,851
1,869,539	1,303,950	1,193,900	1,037,730	1,619,713	2,035,502	1,263,257

—	—	—	173,714	—	—	—
—	262,538	233,871	24,584	—	316,638	—
—	32,121	32,790	25,451	—	11,141	—

17,476	—	—	—	73,178	—	50,718
—	53,535	54,651	42,419	—	18,569	—
1,887,015	1,652,144	1,515,212	1,303,898	1,692,891	2,381,850	1,313,975

(27,226)	—	(35,555)	—	—	(218,520)	—
1,859,789	1,652,144	1,479,657	1,303,898	1,692,891	2,163,330	1,313,975
4,703,815	1,415,148	2,090,273	1,148,708	3,601,411	3,007,564	(253,838)

(2,127,971)	(1,403,621)	10,056,920	7,488,922	21,918,879	(3,706,272)	13,353,466
—	—	—	—	—	—	—
25,921	612	(830)	(15,349)	(374)	(69,259)	—
—	—	—	—	—	85,140	—
(2,102,050)	(1,403,009)	10,056,090	7,473,573	21,918,505	(3,690,391)	13,353,466

(37,058,980)	(48,524,255)	(21,651,878)	(41,115,579)	(27,270,987)	(38,424,717)*	(74,280,494)
—	—	—	—	—	—	—
(36,994)	75	(822)	(21,436)	—	(32,869)	—
—	—	—	—	—	15,249	—
(37,095,974)	(48,524,180)	(21,652,700)	(41,137,015)	(27,270,987)	(38,442,337)	(74,280,494)
(39,198,024)	(49,927,189)	(11,596,610)	(33,663,442)	(5,352,482)	(42,132,728)	(60,927,028)
$(34,494,209)	$(48,512,041)	$(9,506,337)	$(32,514,734)	$(1,751,071)	$(39,125,164)	$(61,180,866)

$620,966	$8,088	$66,711	$175,722	$32,007	$650,962	$56,801
$—	$—	$—	$—	$—	$8,230	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2022

	MML Managed Volatility Fund	MML Mid Cap Growth Fund
Investment income (Note 2):
Dividends (a)	$1,843,378	$2,014,459
Interest	11,857	44,143
Securities lending net income	25	12,938
Total investment income	1,855,260	2,071,540
Expenses (Note 3):
Investment advisory fees	879,144	2,693,102
Custody fees	288,709	72,057
Audit and tax fees	42,591	44,058
Legal fees	3,672	11,086
Proxy fees	1,340	1,340
Shareholder reporting fees	48,576	17,418
Trustees’ fees	6,192	18,872
	1,270,224	2,857,933
Administration fees:
Class II	—	—
Service Class I	—	—
Distribution and Service fees:
Service Class	55,378	226,059
Service Class I	—	—
Total expenses	1,325,602	3,083,992
Expenses waived (Note 3):
Advisory fees waived	—	—
Net expenses:	1,325,602	3,083,992
Net investment income (loss)	529,658	(1,012,452)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	10,345,266	(2,768,523)
Futures contracts	—	—
Written options	7,500,317	—
Swap agreements	—	—
Foreign currency transactions	—	980
Forward contracts	—	—
Net realized gain (loss)	17,845,583	(2,767,543)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(36,140,245)	(110,908,210)
Futures contracts	—	—
Written options	1,543,945	—
Swap agreements	—	—
Translation of assets and liabilities in foreign currencies	(1,978)	30
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	(34,598,278)	(110,908,180)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(16,752,695)	(113,675,723)
Net increase (decrease) in net assets resulting from operations	$(16,223,037)	$(114,688,175)

(a)	Net of foreign withholding tax of:	$436	$2,024

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$8,374,142	$1,599,040	$1,500,041	$2,797,862	$2,129,700	$—
20,159	8,990	—	2,543	807	9,774,201
14,551	19,959	14,893	8,835	407	70,556
8,408,852	1,627,989	1,514,934	2,809,240	2,130,914	9,844,757

2,659,759	1,634,381	672,473	1,114,253	719,934	1,309,584
61,243	50,328	37,282	46,617	27,441	159,252
45,528	45,661	43,202	42,696	42,664	47,590
9,682	5,017	2,735	4,765	4,693	21,127
1,340	1,340	1,340	1,340	1,340	1,340
44,886	33,708	17,528	20,932	23,542	33,165
16,557	8,285	4,363	7,825	7,448	17,027
2,838,995	1,778,720	778,923	1,238,428	827,062	1,589,085

—	—	85,729	—	—	428,370
—	—	40,360	—	—	62,724

130,544	64,523	—	63,724	127,888	—
—	—	67,267	—	—	104,541
2,969,539	1,843,243	972,279	1,302,152	954,950	2,184,720

—	(47,146)	(126,089)	—	—	—
2,969,539	1,796,097	846,190	1,302,152	954,950	2,184,720
5,439,313	(168,108)	668,744	1,507,088	1,175,964	7,660,037

44,957,289	(13,537,519)	(272,480)	16,595,080	41,307,469	(29,267,267)
—	—	—	—	—	(718,873)
—	—	—	—	—	(915,378)
—	—	—	—	—	(66,283)
(15,719)	(6)	(384)	(7)	(8,968)	(389)
1,595,863	—	85,942	—	7,080	77,022
46,537,433	(13,537,525)	(186,922)	16,595,073	41,305,581	(30,891,168)

(57,252,300)	(31,389,864)	(14,778,235)	(45,354,143)	(71,554,207)	(30,921,793)
—	—	—	—	—	63,233
—	—	—	—	—	(32,982)
—	—	—	—	—	(1,499,141)
(1,044)	(1)	—	—	(196)	238
145,696	—	7,840	—	(4,082)	(85,870)
(57,107,648)	(31,389,865)	(14,770,395)	(45,354,143)	(71,558,485)	(32,476,315)
(10,570,215)	(44,927,390)	(14,957,317)	(28,759,070)	(30,252,904)	(63,367,483)
$(5,130,902)	$(45,095,498)	$(14,288,573)	$(27,251,982)	$(29,076,940)	$(55,707,446)

$102,281	$1,876	$8,162	$5,865	$5,841	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,803,069	$7,496,513
Net realized gain (loss)	22,816,639	35,667,069
Net change in unrealized appreciation (depreciation)	(86,566,306)	(9,587,387)
Net increase (decrease) in net assets resulting from operations	(57,946,598)	33,576,195
Distributions to shareholders (Note 2):
Initial Class	(8,975,230)	(3,732,707)
Service Class	(31,027,776)	(12,357,121)
Total distributions	(40,003,006)	(16,089,828)
Net fund share transactions (Note 5):
Initial Class	2,703,199	(14,286,613)
Service Class	(5,350,800)	(37,286,727)
Increase (decrease) in net assets from fund share transactions	(2,647,601)	(51,573,340)
Total increase (decrease) in net assets	(100,597,205)	(34,086,973)
Net assets
Beginning of year	400,743,601	434,830,574
End of year	$300,146,396	$400,743,601

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$6,173,353	$8,075,213	$20,224,332	$25,466,940	$12,016,572	$14,700,478
30,716,421	35,066,448	133,933,792	150,529,735	128,130,608	125,516,658
(105,005,142)	1,576,575	(408,723,181)	28,058,278	(322,143,142)	21,135,066
(68,115,368)	44,718,236	(254,565,057)	204,054,953	(181,995,962)	161,352,202

(9,558,838)	(4,524,699)	(28,772,658)	(14,369,142)	(50,395,945)	(26,000,345)
(31,581,134)	(14,700,679)	(142,123,211)	(72,819,090)	(85,620,554)	(43,218,278)
(41,139,972)	(19,225,378)	(170,895,869)	(87,188,232)	(136,016,499)	(69,218,623)

(861,345)	(8,921,595)	(2,065,935)	(37,230,262)	10,986,345	(46,904,892)
(11,197,946)	(29,861,152)	(61,863,610)	(212,270,785)	20,768,693	(83,342,821)
(12,059,291)	(38,782,747)	(63,929,545)	(249,501,047)	31,755,038	(130,247,713)
(121,314,631)	(13,289,889)	(489,390,471)	(132,634,326)	(286,257,423)	(38,114,134)

469,778,371	483,068,260	1,746,207,270	1,878,841,596	1,207,330,294	1,245,444,428
$348,463,740	$469,778,371	$1,256,816,799	$1,746,207,270	$921,072,871	$1,207,330,294

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,240,542	$1,508,753
Net realized gain (loss)	15,861,188	21,347,657
Net change in unrealized appreciation (depreciation)	(43,616,041)	2,729,646
Net increase (decrease) in net assets resulting from operations	(26,514,311)	25,586,056
Distributions to shareholders (Note 2):
Initial Class	(9,483,401)	(3,793,658)
Service Class	(12,710,846)	(4,972,518)
Service Class I	—	—
Total distributions	(22,194,247)	(8,766,176)
Net fund share transactions (Note 5):
Initial Class	2,283,538	(560,281)
Service Class	1,452,454	(8,314,247)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	3,735,992	(8,874,528)
Total increase (decrease) in net assets	(44,972,566)	7,945,352
Net assets
Beginning of year	168,220,729	160,275,377
End of year	$123,248,163	$168,220,729

The accompanying notes are an integral part of the financial statements.

MML American Funds Growth Fund		MML American Funds Core Allocation Fund		MML Blue Chip Growth Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$(242,442)	$(597,776)	$12,628,325	$9,493,175	$(1,612,882)	$(3,040,652)
37,512,120	51,652,024	83,833,835	58,363,875	(5,650,646)	86,430,345
(124,668,569)	3,023,836	(221,250,683)	46,359,412	(239,808,771)	(1,392,292)
(87,398,891)	54,078,084	(124,788,523)	114,216,462	(247,072,299)	81,997,401

—	—	—	—	(55,459,115)	(38,541,114)
—	—	—	—	(27,920,807)	(20,907,454)
(51,059,340)	(15,195,901)	(67,869,394)	(35,113,927)	—	—
(51,059,340)	(15,195,901)	(67,869,394)	(35,113,927)	(83,379,922)	(59,448,568)

—	—	—	—	41,587,663	59,227,612
—	—	—	—	20,094,813	13,680,075
41,237,142	(3,842,156)	(36,261,954)	(89,042,196)	—	—
41,237,142	(3,842,156)	(36,261,954)	(89,042,196)	61,682,476	72,907,687
(97,221,089)	35,040,027	(228,919,871)	(9,939,661)	(268,769,745)	95,456,520

292,504,202	257,464,175	933,787,867	943,727,528	628,687,794	533,231,274
$195,283,113	$292,504,202	$704,867,996	$933,787,867	$359,918,049	$628,687,794

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Equity Income Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,715,588	$6,922,226
Net realized gain (loss)	28,268,387	55,884,175
Net change in unrealized appreciation (depreciation)	(51,552,296)	40,615,994
Net increase (decrease) in net assets resulting from operations	(15,568,321)	103,422,395
Distributions to shareholders (Note 2):
Initial Class	(49,760,616)	(14,539,543)
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	(12,697,215)	(3,561,313)
Service Class I	—	—
Total distributions	(62,457,831)	(18,100,856)
Net fund share transactions (Note 5):
Initial Class	(1,565,016)	(65,572,871)
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	5,792,656	(10,213,562)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	4,227,640	(75,786,433)
Total increase (decrease) in net assets	(73,798,512)	9,535,106
Net assets
Beginning of year	457,587,577	448,052,471
End of year	$383,789,065	$457,587,577

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund		MML Focused Equity Fund		MML Foreign Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$8,721,993	$8,119,505	$2,714,007	$2,701,349	$4,703,815	$5,309,115
57,377,551	40,603,509	26,464,556	25,021,393	(2,102,050)	21,502,193
(207,573,233)	129,047,822	(47,671,903)	34,345,792	(37,095,974)	7,132,915
(141,473,689)	177,770,836	(18,493,340)	62,068,534	(34,494,209)	33,944,223

—	—	—	—	(20,270,857)	(6,407,754)
(3,711,268)	(3,410,079)	—	—	—	—
(18,442,567)	(15,589,702)	(25,919,591)	(19,232,937)	—	—
(22,468,499)	(19,307,250)	—	—	—	—
—	—	—	—	(715,390)	(192,117)
(2,927,966)	(2,915,856)	(1,868,194)	(1,434,203)	—	—
(47,550,300)	(41,222,887)	(27,787,785)	(20,667,140)	(20,986,247)	(6,599,871)

—	—	—	—	(7,814,796)	(55,471,468)
(1,966,789)	(8,078,776)	—	—	—	—
(32,829,602)	8,726,265	(6,640,290)	22,304,981	—	—
1,376,083	(11,761,933)	—	—	—	—
—	—	—	—	2,492,522	(1,091,260)
(5,584,275)	(986,690)	2,501,399	502,795	—	—
(39,004,583)	(12,101,134)	(4,138,891)	22,807,776	(5,322,274)	(56,562,728)
(228,028,572)	124,446,815	(50,420,016)	64,209,170	(60,802,730)	(29,218,376)

777,288,595	652,841,780	361,265,002	297,055,832	245,610,355	274,828,731
$549,260,023	$777,288,595	$310,844,986	$361,265,002	$184,807,625	$245,610,355

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Fundamental Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,415,148	$1,533,777
Net realized gain (loss)	(1,403,009)	31,117,236
Net change in unrealized appreciation (depreciation)	(48,524,180)	16,358,111
Net increase (decrease) in net assets resulting from operations	(48,512,041)	49,009,124
Distributions to shareholders (Note 2):
Initial Class	—	—
Class I	—	—
Class II	(28,431,654)	(17,289,403)
Service Class	—	—
Service Class I	(3,707,938)	(2,011,177)
Total distributions	(32,139,592)	(19,300,580)
Net fund share transactions (Note 5):
Initial Class	—	—
Class I	—	—
Class II	(1,351,311)	32,759,203
Service Class	—	—
Service Class I	3,475,606	1,845,344
Increase (decrease) in net assets from fund share transactions	2,124,295	34,604,547
Total increase (decrease) in net assets	(78,527,338)	64,313,091
Net assets
Beginning of year	245,739,968	181,426,877
End of year	$167,212,630	$245,739,968

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund		MML Global Fund		MML Income & Growth Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$2,090,273	$1,716,263	$1,148,708	$2,184,911	$3,601,411	$3,388,012
10,056,090	34,080,303	7,473,573	95,994,538	21,918,505	35,764,471
(21,652,700)	17,472,558	(41,137,015)	(36,075,447)	(27,270,987)	23,692,628
(9,506,337)	53,269,124	(32,514,734)	62,104,002	(1,751,071)	62,845,111

—	—	—	—	(25,068,815)	(3,966,776)
—	—	(76,389,044)	(33,942,130)	—	—
(29,059,619)	(2,957,707)	(10,377,503)	(1,862,521)	—	—
—	—	—	—	(3,665,694)	(483,810)
(4,135,015)	(312,511)	(10,607,643)	(1,901,117)	—	—
(33,194,634)	(3,270,218)	(97,374,190)	(37,705,768)	(28,734,509)	(4,450,586)

—	—	—	—	(6,306,407)	(71,827,735)
—	—	53,840,699	(231,901,017)	—	—
9,294,514	(50,990,501)	9,172,796	293,903	—	—
—	—	—	—	831,870	(1,714,716)
5,272,119	1,630,567	13,946,261	392,623	—	—
14,566,633	(49,359,934)	76,959,756	(231,214,491)	(5,474,537)	(73,542,451)
(28,134,338)	638,972	(52,929,168)	(206,816,257)	(35,960,117)	(15,147,926)

195,547,843	194,908,871	191,391,085	398,207,342	253,291,307	268,439,233
$167,413,505	$195,547,843	$138,461,917	$191,391,085	$217,331,190	$253,291,307

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML International Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,007,564	$2,387,824
Net realized gain (loss)	(3,690,391)	23,518,210
Net change in unrealized appreciation (depreciation)	(38,442,337)	(8,031,257)
Net increase (decrease) in net assets resulting from operations	(39,125,164)	17,874,777
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(13,471,151)	(1,043,525)
Service Class	—	—
Service Class I	(444,434)	(39,246)
Total distributions	(13,915,585)	(1,082,771)
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	7,179,354	73,322,159
Service Class	—	—
Service Class I	1,284,491	659,784
Increase (decrease) in net assets from fund share transactions	8,463,845	73,981,943
Total increase (decrease) in net assets	(44,576,904)	90,773,949
Net assets
Beginning of year	257,489,666	166,715,717
End of year	$212,912,762	$257,489,666

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund		MML Managed Volatility Fund		MML Mid Cap Growth Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$(253,838)	$(225,060)	$529,658	$490,544	$(1,012,452)	$(2,249,274)
13,353,466	16,564,832	17,845,583	705,802	(2,767,543)	105,809,675
(74,280,494)	8,293,487	(34,598,278)	14,245,211	(110,908,180)	(37,213,167)
(61,180,866)	24,633,259	(16,223,037)	15,441,557	(114,688,175)	66,347,234

(15,005,574)	(15,351,370)	(447,699)	(1,116,050)	(74,365,442)	(73,246,023)
—	—	—	—	—	—
(2,077,210)	(2,540,115)	(42,368)	(189,127)	(28,240,386)	(25,312,531)
—	—	—	—	—	—
(17,082,784)	(17,891,485)	(490,067)	(1,305,177)	(102,605,828)	(98,558,554)

4,335,168	71,237,108	(17,752,962)	(13,533,508)	44,977,349	(69,578,065)
—	—	—	—	—	—
1,284,214	2,162,036	(3,573,554)	(3,570,364)	20,711,304	11,071,866
—	—	—	—	—	—
5,619,382	73,399,144	(21,326,516)	(17,103,872)	65,688,653	(58,506,199)
(72,644,268)	80,140,918	(38,039,620)	(2,967,492)	(151,605,350)	(90,717,519)

222,830,500	142,689,582	140,627,844	143,595,336	461,919,988	552,637,507
$150,186,232	$222,830,500	$102,588,224	$140,627,844	$310,314,638	$461,919,988

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Mid Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,439,313	$5,276,758
Net realized gain (loss)	46,537,433	77,904,945
Net change in unrealized appreciation (depreciation)	(57,107,648)	(391,209)
Net increase (decrease) in net assets resulting from operations	(5,130,902)	82,790,494
Distributions to shareholders (Note 2):
Initial Class	(67,203,690)	(11,485,165)
Class II	—	—
Service Class	(13,746,334)	(1,976,411)
Service Class I	—	—
Total distributions	(80,950,024)	(13,461,576)
Net fund share transactions (Note 5):
Initial Class	23,326,054	(113,301,697)
Class II	—	—
Service Class	9,275,833	(4,821,534)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	32,601,887	(118,123,231)
Total increase (decrease) in net assets	(53,479,039)	(48,794,313)
Net assets
Beginning of year	351,088,277	399,882,590
End of year	$297,609,238	$351,088,277

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund		MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$(168,108)	$(1,119,827)	$668,744	$85,713	$1,507,088	$1,843,580
(13,537,525)	47,033,355	(186,922)	44,257,606	16,595,073	45,551,764
(31,389,865)	(30,870,726)	(14,770,395)	(22,532,215)	(45,354,143)	12,198,307
(45,095,498)	15,042,802	(14,288,573)	21,811,104	(27,251,982)	59,593,651

(37,544,747)	(26,449,940)	—	—	(34,744,483)	(1,587,906)
—	—	(29,347,300)	(4,232,677)	—	—
(8,085,294)	(5,524,203)	—	—	(7,306,202)	(239,776)
—	—	(14,620,372)	(1,927,989)	—	—
(45,630,041)	(31,974,143)	(43,967,672)	(6,160,666)	(42,050,685)	(1,827,682)

25,950,139	(677,490)	—	—	17,587,150	(65,105,278)
—	—	22,435,432	(9,461,658)	—	—
5,594,133	4,842,905	—	—	5,516,780	123,121
—	—	12,922,931	(41,589)	—	—
31,544,272	4,165,415	35,358,363	(9,503,247)	23,103,930	(64,982,157)
(59,181,267)	(12,765,926)	(22,897,882)	6,147,191	(46,198,737)	(7,216,188)

198,445,995	211,211,921	98,569,812	92,422,621	179,230,957	186,447,145
$139,264,728	$198,445,995	$75,671,930	$98,569,812	$133,032,220	$179,230,957

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Sustainable Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,175,964	$1,071,998
Net realized gain (loss)	41,305,581	20,522,856
Net change in unrealized appreciation (depreciation)	(71,558,485)	18,106,179
Net increase (decrease) in net assets resulting from operations	(29,076,940)	39,701,033
Distributions to shareholders (Note 2):
Initial Class	(14,150,556)	(6,904,294)
Class II	—	—
Service Class	(7,831,922)	(3,555,773)
Service Class I	—	—
Total distributions	(21,982,478)	(10,460,067)
Net fund share transactions (Note 5):
Initial Class	3,883,839	(12,363,850)
Class II	—	—
Service Class	3,853,145	1,624,422
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	7,736,984	(10,739,428)
Total increase (decrease) in net assets	(43,322,434)	18,501,538
Net assets
Beginning of year	173,860,519	155,358,981
End of year	$130,538,085	$173,860,519

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund
Year Ended December 31, 2022	Year Ended December 31, 2021

$7,660,037	$3,996,645
(30,891,168)	(754,915)
(32,476,315)	(8,443,618)
(55,707,446)	(5,201,888)

—	—
(4,566,764)	(21,382,221)
—	—
(553,904)	(3,001,071)
(5,120,668)	(24,383,292)

—	—
(44,721,041)	92,426,887
—	—
(4,749,361)	2,945,102
(49,470,402)	95,371,989
(110,298,516)	65,786,809

405,043,913	339,257,104
$294,745,397	$405,043,913

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 10.77	$ 0.18	$ (1.72)	$ (1.54)	$ (0.38)	$ (0.80)	$ (1.18)	$ 8.05	(14.74%)	$ 67,320	0.13%	1.94%
12/31/21	10.34	0.22	0.66	0.88	(0.13)	(0.32)	(0.45)	10.77	8.60%	86,161	0.12%	2.05%
12/31/20	9.95	0.09	0.86	0.95	(0.27)	(0.29)	(0.56)	10.34	9.93%	96,649	0.12%	0.95%
12/31/19	9.23	0.25	1.13	1.38	(0.28)	(0.38)	(0.66)	9.95	15.20%	95,290	0.13%	2.55%
12/31/18	10.01	0.22	(0.55)	(0.33)	(0.25)	(0.20)	(0.45)	9.23	(3.50%)	90,797	0.12%	2.22%
Service Class
12/31/22	$ 10.64	$ 0.15	$ (1.69)	$ (1.54)	$ (0.35)	$ (0.80)	$ (1.15)	$ 7.95	(14.91%)	$ 232,827	0.38%	1.66%
12/31/21	10.22	0.19	0.65	0.84	(0.10)	(0.32)	(0.42)	10.64	8.33%	314,582	0.37%	1.75%
12/31/20	9.84	0.07	0.85	0.92	(0.25)	(0.29)	(0.54)	10.22	9.67%	338,181	0.37%	0.72%
12/31/19	9.13	0.22	1.12	1.34	(0.25)	(0.38)	(0.63)	9.84	14.93%	312,658	0.38%	2.31%
12/31/18	9.90	0.19	(0.53)	(0.34)	(0.23)	(0.20)	(0.43)	9.13	(3.70%)	306,230	0.37%	1.94%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	21%	28%	43%	29%	18%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 10.88	$ 0.16	$ (1.72)	$ (1.56)	$ (0.36)	$ (0.70)	$ (1.06)	$ 8.26	(14.73%)	$ 80,987	0.13%	1.76%
12/31/21	10.32	0.20	0.82	1.02	(0.14)	(0.32)	(0.46)	10.88	9.98%	106,757	0.12%	1.88%
12/31/20	9.89	0.09	0.94	1.03	(0.26)	(0.34)	(0.60)	10.32	10.93%	109,924	0.12%	0.97%
12/31/19	9.12	0.23	1.27	1.50	(0.26)	(0.47)	(0.73)	9.89	16.75%	125,465	0.12%	2.32%
12/31/18	10.16	0.20	(0.61)	(0.41)	(0.24)	(0.39)	(0.63)	9.12	(4.47%)	116,177	0.12%	2.00%
Service Class
12/31/22	$ 10.77	$ 0.14	$ (1.71)	$ (1.57)	$ (0.33)	$ (0.70)	$ (1.03)	$ 8.17	(14.97%)	$ 267,476	0.38%	1.52%
12/31/21	10.22	0.17	0.81	0.98	(0.11)	(0.32)	(0.43)	10.77	9.70%	363,021	0.37%	1.62%
12/31/20	9.80	0.07	0.92	0.99	(0.23)	(0.34)	(0.57)	10.22	10.65%	373,144	0.37%	0.72%
12/31/19	9.03	0.20	1.27	1.47	(0.23)	(0.47)	(0.70)	9.80	16.61%	408,868	0.37%	2.07%
12/31/18	10.07	0.17	(0.61)	(0.44)	(0.21)	(0.39)	(0.60)	9.03	(4.76%)	391,230	0.37%	1.76%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	16%	25%	22%	28%	17%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 11.54	$ 0.16	$ (1.84)	$ (1.68)	$ (0.34)	$ (0.93)	$ (1.27)	$ 8.59	(14.97%)	$ 212,502	0.12%	1.64%
12/31/21	10.84	0.18	1.11	1.29	(0.16)	(0.43)	(0.59)	11.54	11.99%	284,654	0.11%	1.60%
12/31/20	10.53	0.10	0.95	1.05	(0.26)	(0.48)	(0.74)	10.84	10.54%	303,037	0.11%	1.04%
12/31/19	9.71	0.21	1.54	1.75	(0.28)	(0.65)	(0.93)	10.53	18.58%	378,044	0.12%	2.05%
12/31/18	11.00	0.19	(0.73)	(0.54)	(0.24)	(0.51)	(0.75)	9.71	(5.48%)	349,719	0.11%	1.79%
Service Class
12/31/22	$ 11.38	$ 0.13	$ (1.80)	$ (1.67)	$ (0.31)	$ (0.93)	$ (1.24)	$ 8.47	(15.12%)	$ 1,044,314	0.37%	1.37%
12/31/21	10.70	0.15	1.09	1.24	(0.13)	(0.43)	(0.56)	11.38	11.67%	1,461,553	0.36%	1.36%
12/31/20	10.41	0.08	0.92	1.00	(0.23)	(0.48)	(0.71)	10.70	10.16%	1,575,805	0.36%	0.76%
12/31/19	9.60	0.18	1.53	1.71	(0.25)	(0.65)	(0.90)	10.41	18.36%	1,751,648	0.37%	1.78%
12/31/18	10.88	0.16	(0.72)	(0.56)	(0.21)	(0.51)	(0.72)	9.60	(5.70%)	1,690,215	0.36%	1.54%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	15%	21%	19%	28%	15%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 10.11	$ 0.11	$ (1.61)	$ (1.50)	$ (0.24)	$ (0.99)	$ (1.23)	$ 7.38	(15.30%)	$ 337,615	0.12%	1.35%
12/31/21	9.38	0.14	1.19	1.33	(0.16)	(0.44)	(0.60)	10.11	14.33%	443,650	0.12%	1.36%
12/31/20	9.04	0.09	0.98	1.07	(0.18)	(0.55)	(0.73)	9.38	12.76%	456,817	0.11%	1.07%
12/31/19	8.35	0.15	1.55	1.70	(0.22)	(0.79)	(1.01)	9.04	21.21%	573,104	0.12%	1.64%
12/31/18	9.75	0.14	(0.73)	(0.59)	(0.18)	(0.63)	(0.81)	8.35	(6.90%)	536,767	0.11%	1.47%
Service Class
12/31/22	$ 10.00	$ 0.09	$ (1.59)	$ (1.50)	$ (0.21)	$ (0.99)	$ (1.20)	$ 7.30	(15.45%)	$ 583,458	0.37%	1.10%
12/31/21	9.29	0.11	1.17	1.28	(0.13)	(0.44)	(0.57)	10.00	13.93%	763,680	0.37%	1.10%
12/31/20	8.96	0.07	0.97	1.04	(0.16)	(0.55)	(0.71)	9.29	12.47%	788,627	0.36%	0.82%
12/31/19	8.28	0.12	1.54	1.66	(0.19)	(0.79)	(0.98)	8.96	20.93%	978,390	0.37%	1.40%
12/31/18	9.67	0.12	(0.73)	(0.61)	(0.15)	(0.63)	(0.78)	8.28	(7.10%)	915,318	0.36%	1.22%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	15%	27%	18%	29%	17%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 11.70	$ 0.10	$ (1.90)	$ (1.80)	$ (0.21)	$ (1.43)	$ (1.64)	$ 8.26	(15.90%)	$ 54,729	0.16%	1.02%
12/31/21	10.58	0.12	1.63	1.75	(0.15)	(0.48)	(0.63)	11.70	16.65%	73,193	0.14%	1.05%
12/31/20	10.16	0.10	1.15	1.25	(0.16)	(0.67)	(0.83)	10.58	13.35%	66,655	0.15%	1.08%
12/31/19	9.20	0.12	1.99	2.11	(0.21)	(0.94)	(1.15)	10.16	23.93%	67,730	0.15%	1.24%
12/31/18	10.68	0.12	(0.90)	(0.78)	(0.15)	(0.55)	(0.70)	9.20	(8.12%)	56,195	0.15%	1.10%
Service Class
12/31/22	$ 11.48	$ 0.07	$ (1.86)	$ (1.79)	$ (0.18)	$ (1.43)	$ (1.61)	$ 8.08	(16.13%)	$ 68,519	0.41%	0.79%
12/31/21	10.39	0.09	1.60	1.69	(0.12)	(0.48)	(0.60)	11.48	16.40%	95,028	0.39%	0.78%
12/31/20	9.99	0.07	1.13	1.20	(0.13)	(0.67)	(0.80)	10.39	13.08%	93,621	0.40%	0.80%
12/31/19	9.06	0.09	1.96	2.05	(0.18)	(0.94)	(1.12)	9.99	23.65%	95,667	0.40%	0.95%
12/31/18	10.54	0.09	(0.90)	(0.81)	(0.12)	(0.55)	(0.67)	9.06	(8.44%)	83,212	0.40%	0.87%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	23%	37%	17%	32%	19%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/22	$ 22.52	$ (0.02)	$ (6.38)	$ (6.40)	$ (0.08)	$ (3.89)	$ (3.97)	$ 12.15	(30.29%)	$ 195,283	0.69%	N/A	(0.11%)
12/31/21	19.56	(0.05)	4.20	4.15	—	(1.19)	(1.19)	22.52	21.48%	292,504	0.68%	N/A	(0.21%)
12/31/20	14.33	(0.02)	7.11	7.09	(0.12)	(1.74)	(1.86)	19.56	51.49%	257,464	0.68%	N/A	(0.12%)
12/31/19	12.70	0.04	3.53	3.57	(0.05)	(1.89)	(1.94)	14.33	30.33%	197,036	0.69%	0.69%[l]	0.31%
12/31/18	14.37	0.00[d]	0.15	0.15	(0.04)	(1.78)	(1.82)	12.70	(0.73%)	162,360	0.69%	0.69%[l]	0.01%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	10%	13%	8%	12%	12%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/22	$ 13.22	$ 0.19	$ (1.98)	$ (1.79)	$ (0.26)	$ (0.79)	$ (1.05)	$ 10.38	(13.70%)	$ 704,868	0.72%	0.61%	1.62%
12/31/21	12.16	0.13	1.42	1.55	(0.17)	(0.32)	(0.49)	13.22	12.85%	933,788	0.71%	0.65%	1.00%
12/31/20	11.72	0.12	1.15	1.27	(0.20)	(0.63)	(0.83)	12.16	11.39%	943,728	0.71%	N/A	1.08%
12/31/19	10.98	0.18	1.72	1.90	(0.29)	(0.87)	(1.16)	11.72	18.12%	1,001,411	0.71%	N/A	1.52%
12/31/18	12.60	0.17	(0.69)	(0.52)	(0.22)	(0.88)	(1.10)	10.98	(4.84%)	956,051	0.71%	N/A	1.41%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	19%	11%	14%	16%	15%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 21.62	$ (0.04)	$ (8.02)	$ (8.06)	$ —	$ (2.86)	$ (2.86)	$ 10.70	(39.50%)	$ 243,726	0.78%	(0.28%)
12/31/21	20.51	(0.10)	3.48	3.38	—	(2.27)	(2.27)	21.62	16.34%	425,249	0.77%	(0.44%)
12/31/20	16.49	(0.06)	5.68	5.62	—	(1.60)	(1.60)	20.51	34.40%	351,504	0.78%	(0.35%)
12/31/19	14.60	(0.02)	4.16	4.14	—	(2.25)	(2.25)	16.49	29.84%	304,381	0.79%	(0.09%)
12/31/18	17.41	(0.00)[d]	0.86	0.86	—	(3.67)	(3.67)	14.60	1.88%	254,050	0.79%	(0.02%)
Service Class
12/31/22	$ 20.28	$ (0.07)	$ (7.49)	$ (7.56)	$ —	$ (2.86)	$ (2.86)	$ 9.86	(39.65%)	$ 116,192	1.03%	(0.53%)
12/31/21	19.40	(0.14)	3.29	3.15	—	(2.27)	(2.27)	20.28	16.08%	203,439	1.02%	(0.69%)
12/31/20	15.71	(0.10)	5.39	5.29	—	(1.60)	(1.60)	19.40	34.00%	181,728	1.03%	(0.60%)
12/31/19	14.03	(0.05)	3.98	3.93	—	(2.25)	(2.25)	15.71	29.56%	137,293	1.04%	(0.35%)
12/31/18	16.88	(0.05)	0.87	0.82	—	(3.67)	(3.67)	14.03	1.68%	99,468	1.04%	(0.26%)

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	24%	41%	26%	33%	28%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 12.38	$ 0.22	$ (0.64)	$ (0.42)	$ (0.21)	$ (1.65)	$ (1.86)	$ 10.10	(3.57%)	$ 305,370	0.79%	0.76%	1.92%
12/31/21	10.28	0.18	2.43	2.61	(0.27)	(0.24)	(0.51)	12.38	25.58%	368,999	0.78%	0.75%	1.57%
12/31/20	11.18	0.22	(0.22)	0.00[d]	(0.23)	(0.67)	(0.90)	10.28	1.34%	365,382	0.79%	0.76%	2.32%
12/31/19	10.04	0.24	2.25	2.49	(0.27)	(1.08)	(1.35)	11.18	26.45%	396,909	0.78%	0.75%	2.22%
12/31/18	12.50	0.26	(1.23)	(0.97)	(0.24)	(1.25)	(1.49)	10.04	(9.36%)	358,947	0.79%	0.76%	2.17%
Service Class
12/31/22	$ 12.19	$ 0.19	$ (0.63)	$ (0.44)	$ (0.18)	$ (1.65)	$ (1.83)	$ 9.92	(3.82%)	$ 78,419	1.04%	1.01%	1.67%
12/31/21	10.14	0.15	2.39	2.54	(0.25)	(0.24)	(0.49)	12.19	25.18%	88,588	1.03%	1.00%	1.32%
12/31/20	11.03	0.19	(0.20)	(0.01)	(0.21)	(0.67)	(0.88)	10.14	1.17%	82,671	1.04%	1.01%	2.06%
12/31/19	9.92	0.21	2.22	2.43	(0.24)	(1.08)	(1.32)	11.03	26.12%	86,749	1.03%	1.00%	1.98%
12/31/18	12.37	0.23	(1.22)	(0.99)	(0.21)	(1.25)	(1.46)	9.92	(9.60%)	75,335	1.04%	1.01%	1.92%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	15%	21%	32%	18%	19%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/22	$ 35.26	$ 0.35	$ (6.73)	$ (6.38)	$ (0.31)	$ (1.84)	$ (2.15)	$ 26.73	(18.50%)	$ 47,938	0.43%	1.18%
12/31/21	29.07	0.31	7.77	8.08	(0.43)	(1.46)	(1.89)	35.26	28.19%	65,271	0.42%	0.96%
12/31/20	32.46	0.42	4.71	5.13	(0.55)	(7.97)	(8.52)	29.07	18.06%	61,002	0.43%	1.43%
12/31/19	28.09	0.48	7.71	8.19	(0.90)	(2.92)	(3.82)	32.46	30.86%	57,944	0.44%	1.51%
12/31/18	31.01	0.49	(1.76)	(1.27)	(0.50)	(1.15)	(1.65)	28.09	(4.80%)	51,998	0.43%	1.57%
Class II
12/31/22	$ 35.22	$ 0.39	$ (6.70)	$ (6.31)	$ (0.38)	$ (1.84)	$ (2.22)	$ 26.69	(18.35%)	$ 191,941	0.28%	1.32%
12/31/21	29.04	0.36	7.76	8.12	(0.48)	(1.46)	(1.94)	35.22	28.37%	299,922	0.27%	1.11%
12/31/20	32.45	0.46	4.71	5.17	(0.61)	(7.97)	(8.58)	29.04	18.21%	239,890	0.28%	1.58%
12/31/19	28.10	0.52	7.72	8.24	(0.97)	(2.92)	(3.89)	32.45	31.06%	209,951	0.29%	1.66%
12/31/18	31.01	0.54	(1.75)	(1.21)	(0.55)	(1.15)	(1.70)	28.10	(4.63%)	159,638	0.28%	1.72%
Class III
12/31/22	$ 35.15	$ 0.44	$ (6.70)	$ (6.26)	$ (0.42)	$ (1.84)	$ (2.26)	$ 26.63	(18.23%)	$ 274,717	0.13%	1.48%
12/31/21	28.98	0.41	7.74	8.15	(0.52)	(1.46)	(1.98)	35.15	28.54%	359,612	0.12%	1.26%
12/31/20	32.39	0.50	4.71	5.21	(0.65)	(7.97)	(8.62)	28.98	18.41%	307,589	0.13%	1.72%
12/31/19	28.05	0.57	7.70	8.27	(1.01)	(2.92)	(3.93)	32.39	31.27%	268,217	0.14%	1.82%
12/31/18	30.97	0.59	(1.75)	(1.16)	(0.60)	(1.16)	(1.76)	28.05	(4.52%)	391,891	0.13%	1.87%
Service Class I
12/31/22	$ 33.55	$ 0.26	$ (6.39)	$ (6.13)	$ (0.23)	$ (1.84)	$ (2.07)	$ 25.35	(18.69%)	$ 34,664	0.68%	0.92%
12/31/21	27.76	0.22	7.40	7.62	(0.37)	(1.46)	(1.83)	33.55	27.86%	52,483	0.67%	0.71%
12/31/20	31.35	0.33	4.52	4.85	(0.47)	(7.97)	(8.44)	27.76	17.74%	44,361	0.68%	1.18%
12/31/19	27.24	0.38	7.48	7.86	(0.83)	(2.92)	(3.75)	31.35	30.56%	45,967	0.69%	1.26%
12/31/18	30.13	0.40	(1.70)	(1.30)	(0.43)	(1.16)	(1.59)	27.24	(5.04%)	40,822	0.68%	1.32%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	2%	3%	5%	5%	3%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 8.30	$ 0.06	$ (0.45)	$ (0.39)	$ (0.07)	$ (0.60)	$ (0.67)	$ 7.24	(4.69%)	$ 288,336	0.86%	N/A	0.85%
12/31/21	7.25	0.07	1.51	1.58	(0.08)	(0.45)	(0.53)	8.30	22.25%	338,277	0.87%	N/A	0.89%
12/31/20	6.77	0.07	0.76	0.83	(0.05)	(0.30)	(0.35)	7.25	12.76%	277,370	0.87%	N/A	1.10%
12/31/19	5.33	0.07	1.53	1.60	(0.02)	(0.14)	(0.16)	6.77	30.15%	297,347	0.89%	0.88%	1.11%
12/31/18	12.69	0.11	0.66	0.77	(0.37)	(7.76)	(8.13)	5.33	1.18%	48,276	0.95%	0.87%	1.25%
Service Class I
12/31/22	$ 7.96	$ 0.04	$ (0.44)	$ (0.40)	$ (0.05)	$ (0.60)	$ (0.65)	$ 6.91	(5.02%)	$ 22,509	1.12%	N/A	0.60%
12/31/21	6.98	0.05	1.45	1.50	(0.07)	(0.45)	(0.52)	7.96	21.88%	22,988	1.12%	N/A	0.64%
12/31/20	6.53	0.05	0.74	0.79	(0.04)	(0.30)	(0.34)	6.98	12.54%	19,686	1.12%	N/A	0.85%
12/31/19	5.15	0.05	1.47	1.52	(0.00)[d]	(0.14)	(0.14)	6.53	29.73%	18,439	1.15%	1.13%	0.90%
12/31/18	12.52	0.09	0.66	0.75	(0.36)	(7.76)	(8.12)	5.15	0.99%	10,980	1.20%	1.12%	1.01%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	24%	34%	36%	36%	64%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 11.04	$ 0.22	$ (1.88)	$ (1.66)	$ (0.37)	$ (0.69)	$ (1.06)	$ 8.32	(14.58%)	$ 175,988	0.95%	0.93%	2.40%
12/31/21	10.02	0.22	1.09	1.31	(0.29)	—	(0.29)	11.04	13.04%	237,547	0.94%	0.92%	1.99%
12/31/20	10.10	0.14	0.37	0.51	(0.27)	(0.32)	(0.59)	10.02	5.93%	266,506	0.92%	0.88%	1.61%
12/31/19	9.25	0.26	0.92	1.18	(0.18)	(0.15)	(0.33)	10.10	13.17%	307,367	0.94%	0.89%	2.69%
12/31/18	11.25	0.20	(1.95)	(1.75)	(0.25)	—	(0.25)	9.25	(15.90%)	294,037	0.98%	0.97%	1.81%
Service Class
12/31/22	$ 10.98	$ 0.19	$ (1.87)	$ (1.68)	$ (0.34)	$ (0.69)	$ (1.03)	$ 8.27	(14.87%)	$ 8,819	1.20%	1.19%	2.06%
12/31/21	9.95	0.19	1.10	1.29	(0.26)	—	(0.26)	10.98	12.95%	8,063	1.19%	1.17%	1.72%
12/31/20	10.04	0.12	0.36	0.48	(0.25)	(0.32)	(0.57)	9.95	5.57%	8,323	1.17%	1.13%	1.36%
12/31/19	9.20	0.24	0.90	1.14	(0.15)	(0.15)	(0.30)	10.04	12.78%	9,820	1.19%	1.14%	2.44%
12/31/18	11.18	0.17	(1.93)	(1.76)	(0.22)	—	(0.22)	9.20	(16.03%)	9,324	1.23%	1.22%	1.57%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	10%	16%	106%	43%	18%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 12.55	$ 0.07	$ (2.50)	$ (2.43)	$ (0.06)	$ (1.70)	$ (1.76)	$ 8.36	(20.24%)	$ 147,522	0.81%	N/A	0.75%
12/31/21	10.73	0.09	2.81	2.90	(0.06)	(1.02)	(1.08)	12.55	27.67%	220,586	0.81%	N/A	0.77%
12/31/20	10.02	0.07	1.85	1.92	(0.00)[d]	(1.21)	(1.21)	10.73	20.02%	161,496	0.82%	0.82%[k]	0.73%
12/31/19	9.37	0.01	2.92	2.93	(0.06)	(2.22)	(2.28)	10.02	33.74%	101,937	0.87%	0.87%[l]	0.09%
12/31/18	12.94	0.06	0.66	0.72	(0.15)	(4.14)	(4.29)	9.37	0.80%	90,145	0.83%	0.83%[l]	0.50%
Service Class I
12/31/22	$ 12.01	$ 0.05	$ (2.39)	$ (2.34)	$ (0.04)	$ (1.70)	$ (1.74)	$ 7.93	(20.44%)	$ 19,691	1.06%	N/A	0.50%
12/31/21	10.31	0.06	2.70	2.76	(0.04)	(1.02)	(1.06)	12.01	27.38%	25,154	1.06%	N/A	0.52%
12/31/20	9.70	0.05	1.77	1.82	—	(1.21)	(1.21)	10.31	19.59%	19,931	1.08%	1.07%	0.48%
12/31/19	9.15	(0.02)	2.84	2.82	(0.05)	(2.22)	(2.27)	9.70	33.33%	15,457	1.12%	1.12%[l]	(0.16%)
12/31/18	12.74	0.03	0.67	0.70	(0.15)	(4.14)	(4.29)	9.15	0.66%	10,401	1.08%	1.08%[l]	0.27%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	56%	56%	113%	129%	61%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 14.86	$ 0.16	$ (0.88)	$ (0.72)	$ (0.14)	$ (2.55)	$ (2.69)	$ 11.45	(4.86%)	$ 145,398	0.82%	0.80%	1.21%
12/31/21	11.62	0.12	3.36	3.48	(0.24)	—	(0.24)	14.86	30.02%	173,486	0.83%	0.81%	0.87%
12/31/20	13.09	0.19	(0.08)aa	0.11	(0.15)	(1.43)	(1.58)	11.62	2.67%	178,953	0.80%	0.78%	1.71%
12/31/19	12.38	0.18	2.40	2.58	(0.27)	(1.60)	(1.87)	13.09	22.79%	193,994	0.81%	0.79%	1.35%
12/31/18	15.42	0.26	(1.63)	(1.37)	(0.25)	(1.42)	(1.67)	12.38	(10.34%)	168,520	0.80%	0.78%	1.76%
Service Class I
12/31/22	$ 14.49	$ 0.12	$ (0.84)	$ (0.72)	$ (0.12)	$ (2.55)	$ (2.67)	$ 11.10	(5.03%)	$ 22,015	1.07%	1.05%	0.96%
12/31/21	11.35	0.08	3.28	3.36	(0.22)	—	(0.22)	14.49	29.68%	22,062	1.08%	1.06%	0.61%
12/31/20	12.83	0.16	(0.09)aa	0.07	(0.12)	(1.43)	(1.55)	11.35	2.37%	15,956	1.05%	1.03%	1.47%
12/31/19	12.17	0.14	2.36	2.50	(0.24)	(1.60)	(1.84)	12.83	22.49%	16,173	1.06%	1.04%	1.10%
12/31/18	15.20	0.22	(1.60)	(1.38)	(0.23)	(1.42)	(1.65)	12.17	(10.56%)	13,283	1.05%	1.03%	1.53%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	31%	42%	86%	131%	28%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/22	$ 14.85	$ 0.06	$ (2.61)	$ (2.55)	$ (0.19)	$ (8.11)	$ (8.30)	$ 4.00	(17.78%)	$ 103,424	0.85%	0.80%
12/31/21	13.96	0.09	2.30	2.39	(0.14)	(1.36)	(1.50)	14.85	17.32%	151,785	0.80%	0.61%
12/31/20	12.86	0.11	1.61	1.72	(0.14)	(0.48)	(0.62)	13.96	14.02%	361,660	0.80%	0.88%
12/31/19	10.25	0.15	2.94	3.09	(0.08)	(0.40)	(0.48)	12.86	30.59%	411,174	0.79%	1.23%
12/31/18	13.04	0.15	(1.16)	(1.01)	(0.15)	(1.63)	(1.78)	10.25	(9.53%)	179,973	0.83%	1.21%
Class II
12/31/22	$ 15.27	$ 0.06	$ (2.68)	$ (2.62)	$ (0.22)	$ (8.11)	$ (8.33)	$ 4.32	(17.71%)	$ 15,307	0.85%	0.81%
12/31/21	14.31	0.09	2.37	2.46	(0.14)	(1.36)	(1.50)	15.27	17.42%	20,021	0.80%	0.57%
12/31/20	13.17	0.11	1.64	1.75	(0.13)	(0.48)	(0.61)	14.31	13.96%	18,461	0.80%	0.86%
12/31/19	10.48	0.16	3.00	3.16	(0.07)	(0.40)	(0.47)	13.17	30.58%	17,896	0.79%	1.31%
12/31/18	13.30	0.15	(1.19)	(1.04)	(0.15)	(1.63)	(1.78)	10.48	(9.57%)	14,950	0.83%	1.21%
Service Class I
12/31/22	$ 14.62	$ 0.04	$ (2.58)	$ (2.54)	$ (0.18)	$ (8.11)	$ (8.29)	$ 3.79	(18.00%)	$ 19,731	1.10%	0.54%
12/31/21	13.76	0.05	2.28	2.33	(0.11)	(1.36)	(1.47)	14.62	17.16%	19,585	1.05%	0.32%
12/31/20	12.69	0.07	1.59	1.66	(0.11)	(0.48)	(0.59)	13.76	13.70%	18,086	1.05%	0.60%
12/31/19	10.11	0.13	2.89	3.02	(0.04)	(0.40)	(0.44)	12.69	30.28%	17,108	1.04%	1.06%
12/31/18	12.90	0.12	(1.16)	(1.04)	(0.12)	(1.63)	(1.75)	10.11	(9.84%)	13,989	1.08%	0.97%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	14%	9%	13%	16%	15%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 12.41	$ 0.18	$ (0.25)	$ (0.07)	$ (0.18)	$ (1.34)	$ (1.52)	$ 10.82	(0.31%)	$ 188,904	0.70%	1.59%
12/31/21	10.00	0.15	2.47	2.62	(0.21)	—	(0.21)	12.41	26.27%	221,734	0.69%	1.29%
12/31/20	9.94	0.15	0.12aa	0.27	(0.18)	(0.03)	(0.21)	10.00	3.03%	241,441	0.70%	1.75%
12/31/19	8.49	0.19	1.82	2.01	(0.19)	(0.37)	(0.56)	9.94	24.43%	274,290	0.69%	2.00%
12/31/18	12.72	0.21	(1.25)	(1.04)	(0.22)	(2.97)	(3.19)	8.49	(11.68%)	240,456	0.70%	1.86%
Service Class
12/31/22	$ 12.20	$ 0.15	$ (0.25)	$ (0.10)	$ (0.15)	$ (1.34)	$ (1.49)	$ 10.61	(0.59%)	$ 28,427	0.95%	1.35%
12/31/21	9.84	0.12	2.43	2.55	(0.19)	—	(0.19)	12.20	25.94%	31,557	0.94%	1.07%
12/31/20	9.78	0.13	0.11aa	0.24	(0.15)	(0.03)	(0.18)	9.84	2.79%	26,998	0.95%	1.50%
12/31/19	8.36	0.16	1.80	1.96	(0.17)	(0.37)	(0.54)	9.78	24.14%	29,436	0.94%	1.75%
12/31/18	12.58	0.18	(1.23)	(1.05)	(0.20)	(2.97)	(3.17)	8.36	(11.94%)	24,440	0.95%	1.62%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	21%	28%	49%	43%	30%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 11.08	$ 0.13	$ (1.83)	$ (1.70)	$ (0.11)	$ (0.49)	$ (0.60)	$ 8.78	(15.10%)	$ 204,861	1.08%	0.98%	1.39%
12/31/21	9.98	0.14	1.03	1.17	(0.07)	—	(0.07)	11.08	11.77%	249,038	1.05%	0.97%	1.32%
12/31/20	10.10	0.03	0.38	0.41	(0.28)	(0.25)	(0.53)	9.98	5.37%	159,694	1.07%	1.00%	0.39%
12/31/19	8.91	0.29	1.74	2.03	(0.19)	(0.65)	(0.84)	10.10	24.63%	178,397	1.05%	1.00%	3.02%
12/31/18	11.97	0.21	(3.02)	(2.81)	(0.17)	(0.08)	(0.25)	8.91	(23.79%)	154,540	1.12%	1.00%	1.91%
Service Class I
12/31/22	$ 10.96	$ 0.10	$ (1.81)	$ (1.71)	$ (0.08)	$ (0.49)	$ (0.57)	$ 8.68	(15.35%)	$ 8,051	1.33%	1.23%	1.12%
12/31/21	9.88	0.12	1.02	1.14	(0.06)	—	(0.06)	10.96	11.49%	8,452	1.29%	1.22%	1.09%
12/31/20	10.01	0.01	0.37	0.38	(0.26)	(0.25)	(0.51)	9.88	5.07%	7,021	1.32%	1.25%	0.10%
12/31/19	8.84	0.26	1.73	1.99	(0.17)	(0.65)	(0.82)	10.01	24.35%	6,821	1.30%	1.25%	2.70%
12/31/18	11.90	0.18	(2.99)	(2.81)	(0.17)	(0.08)	(0.25)	8.84	(23.98%)	4,767	1.37%	1.25%	1.64%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	19%	75%	49%	37%	43%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 15.04	$ (0.01)	$ (4.04)	$ (4.05)	$ —	$ (1.18)	$ (1.18)	$ 9.81	(27.55%)	$ 132,218	0.72%	(0.12%)
12/31/21	13.98	(0.01)	2.59	2.58	(0.01)	(1.51)	(1.52)	15.04	18.41%	196,928	0.70%	(0.10%)
12/31/20	11.09	0.01	3.49	3.50	(0.04)	(0.57)	(0.61)	13.98	31.78%	120,464	0.72%	0.10%
12/31/19	9.68	0.05	2.89	2.94	(0.07)	(1.46)	(1.53)	11.09	31.99%	95,272	0.74%	0.45%
12/31/18	10.69	0.06	(0.19)	(0.13)	(0.07)	(0.81)	(0.88)	9.68	(2.26%)	83,211	0.72%	0.56%
Service Class
12/31/22	$ 14.33	$ (0.04)	$ (3.84)	$ (3.88)	$ —	$ (1.18)	$ (1.18)	$ 9.27	(27.73%)	$ 17,968	0.98%	(0.37%)
12/31/21	13.41	(0.05)	2.48	2.43	—	(1.51)	(1.51)	14.33	18.08%	25,902	0.95%	(0.33%)
12/31/20	10.66	(0.02)bb	3.36	3.34	(0.02)	(0.57)	(0.59)	13.41	31.53%	22,226	0.97%	(0.15%)
12/31/19	9.36	0.02	2.79	2.81	(0.05)	(1.46)	(1.51)	10.66	31.66%	16,394	0.99%	0.19%
12/31/18	10.37	0.03	(0.17)	(0.14)	(0.06)	(0.81)	(0.87)	9.36	(2.46%)	10,591	0.97%	0.30%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	25%	21%	32%	11%	16%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 15.23	$ 0.07	$ (1.90)	$ (1.83)	$ (0.07)	$ (0.07)	$ 13.33	(12.05%)	$ 83,308	1.08%	0.50%
12/31/21	13.78	0.06	1.53	1.59	(0.14)	(0.14)	15.23	11.54%	114,646	0.99%	0.39%
12/31/20	13.10	0.10	0.76	0.86	(0.18)	(0.18)	13.78	6.68%	116,694	1.06%	0.78%
12/31/19	11.90	0.13	1.28	1.41	(0.21)	(0.21)	13.10	11.90%	124,549	0.97%	1.05%
12/31/18	12.63	0.12	(0.69)	(0.57)	(0.16)	(0.16)	11.90	(4.69%)	121,635	0.96%	0.99%
Service Class
12/31/22	$ 15.10	$ 0.03	$ (1.88)	$ (1.85)	$ (0.03)	$ (0.03)	$ 13.22	(12.27%)	$ 19,280	1.34%	0.25%
12/31/21	13.67	0.02	1.52	1.54	(0.11)	(0.11)	15.10	11.26%	25,982	1.24%	0.14%
12/31/20	12.99	0.07	0.76	0.83	(0.15)	(0.15)	13.67	6.42%	26,901	1.31%	0.53%
12/31/19	11.80	0.10	1.26	1.36	(0.17)	(0.17)	12.99	11.62%	30,588	1.22%	0.81%
12/31/18	12.53	0.09	(0.70)	(0.61)	(0.12)	(0.12)	11.80	(4.93%)	28,963	1.21%	0.74%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	8%	5%	20%	2%	5%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 16.52	$ (0.03)	$ (3.89)	$ (3.92)	$ —	$ (3.81)	$ (3.81)	$ 8.79	(25.11%)	$ 229,303	0.82%	(0.23%)
12/31/21	18.10	(0.07)	2.48	2.41	—	(3.99)	(3.99)	16.52	13.21%	343,781	0.80%	(0.38%)
12/31/20	15.88	(0.03)	3.83	3.80	(0.01)	(1.57)	(1.58)	18.10	25.57%	434,830	0.81%	(0.19%)
12/31/19	13.94	0.02	4.17	4.19	(0.00)[d]	(2.25)	(2.25)	15.88	31.30%	407,351	0.81%	0.12%
12/31/18	16.19	0.01	(0.07)	(0.06)	—	(2.19)	(2.19)	13.94	(2.17%)	328,715	0.81%	0.07%
Service Class
12/31/22	$ 15.34	$ (0.05)	$ (3.60)	$ (3.65)	$ —	$ (3.81)	$ (3.81)	$ 7.88	(25.31%)	$ 81,012	1.07%	(0.47%)
12/31/21	17.09	(0.11)	2.35	2.24	—	(3.99)	(3.99)	15.34	12.99%	118,139	1.05%	(0.63%)
12/31/20	15.10	(0.06)	3.62	3.56	—	(1.57)	(1.57)	17.09	25.25%	117,808	1.06%	(0.44%)
12/31/19	13.37	(0.02)	4.00	3.98	—	(2.25)	(2.25)	15.10	31.01%	108,793	1.06%	(0.13%)
12/31/18	15.65	(0.03)	(0.06)	(0.09)	—	(2.19)	(2.19)	13.37	(2.45%)	88,952	1.06%	(0.18%)

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	32%	33%	66%	28%	26%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 12.58	$ 0.19	$ (0.38)	$ (0.19)	$ (0.26)	$ (2.96)	$ (3.22)	$ 9.17	(1.33%)	$ 247,316	0.90%	1.76%
12/31/21	10.59	0.17	2.28	2.45	(0.18)	(0.28)	(0.46)	12.58	23.31%	295,384	0.88%	1.39%
12/31/20	10.60	0.15	0.01	0.16	(0.17)	—	(0.17)	10.59	1.71%	348,614	0.89%	1.62%
12/31/19	9.35	0.17	2.37	2.54	(0.18)	(1.11)	(1.29)	10.60	29.13%	389,141	0.88%	1.65%
12/31/18	12.14	0.15	(1.48)	(1.33)	(0.19)	(1.27)	(1.46)	9.35	(12.99%)	343,432	0.88%	1.30%
Service Class
12/31/22	$ 12.31	$ 0.16	$ (0.37)	$ (0.21)	$ (0.23)	$ (2.96)	$ (3.19)	$ 8.91	(1.56%)	$ 50,294	1.15%	1.52%
12/31/21	10.38	0.14	2.22	2.36	(0.15)	(0.28)	(0.43)	12.31	22.95%	55,704	1.13%	1.16%
12/31/20	10.39	0.13	0.00[d]	0.13	(0.14)	—	(0.14)	10.38	1.48%	51,269	1.14%	1.37%
12/31/19	9.18	0.14	2.33	2.47	(0.15)	(1.11)	(1.26)	10.39	28.90%	53,223	1.13%	1.40%
12/31/18	11.96	0.12	(1.47)	(1.35)	(0.16)	(1.27)	(1.43)	9.18	(13.31%)	43,275	1.13%	1.06%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	70%	46%	74%	39%	59%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 15.26	$ (0.01)	$ (3.26)	$ (3.27)	$ (3.57)	$ (3.57)	$ 8.42	(23.15%)	$ 116,615	1.13%	1.10%	(0.07%)
12/31/21	16.86	(0.09)	1.31	1.22	(2.82)	(2.82)	15.26	7.31%	165,781	1.10%	1.07%	(0.50%)
12/31/20	14.13	(0.04)	4.55	4.51	(1.78)	(1.78)	16.86	35.62%	180,047	1.11%	1.08%	(0.27%)
12/31/19	12.82	(0.01)	4.11	4.10	(2.79)	(2.79)	14.13	34.32%	170,426	1.11%	1.09%	(0.06%)
12/31/18	14.98	(0.03)	(0.32)	(0.35)	(1.81)	(1.81)	12.82	(4.87%)	151,854	1.09%	1.07%	(0.17%)
Service Class
12/31/22	$ 13.73	$ (0.03)	$ (2.90)	$ (2.93)	$ (3.57)	$ (3.57)	$ 7.23	(23.35%)	$ 22,650	1.38%	1.35%	(0.32%)
12/31/21	15.48	(0.11)	1.18	1.07	(2.82)	(2.82)	13.73	7.04%	32,665	1.35%	1.32%	(0.75%)
12/31/20	13.14	(0.06)	4.18	4.12	(1.78)	(1.78)	15.48	35.29%	31,165	1.36%	1.33%	(0.52%)
12/31/19	12.11	(0.04)	3.86	3.82	(2.79)	(2.79)	13.14	33.99%	26,026	1.36%	1.34%	(0.30%)
12/31/18	14.27	(0.06)	(0.29)	(0.35)	(1.81)	(1.81)	12.11	(5.11%)	19,281	1.34%	1.32%	(0.39%)

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	68%	73%	79%	63%	76%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 17.91	$ 0.10	$ (2.20)	$ (2.10)	$ (0.03)	$ (8.35)	$ (8.38)	$ 7.43	(14.78%)	$ 51,032	1.08%	0.93%	0.87%
12/31/21	15.25	0.03	3.77	3.80	(0.06)	(1.08)	(1.14)	17.91	25.47%	67,627	1.05%	0.98%	0.16%
12/31/20	14.75	0.04	1.15	1.19	(0.03)	(0.66)	(0.69)	15.25	9.16%	65,955	1.06%	1.01%	0.33%
12/31/19	13.86	0.04	3.20	3.24	(0.04)	(2.31)	(2.35)	14.75	25.54%	74,855	1.06%	1.01%	0.25%
12/31/18	16.90	0.05	(2.01)	(1.96)	(0.06)	(1.02)	(1.08)	13.86	(12.94%)	66,976	1.02%	0.97%	0.30%
Service Class I
12/31/22	$ 17.15	$ 0.07	$ (2.09)	$ (2.02)	$ —	$ (8.35)	$ (8.35)	$ 6.78	(15.06%)	$ 24,640	1.33%	1.18%	0.63%
12/31/21	14.66	(0.01)bb	3.61	3.60	(0.03)	(1.08)	(1.11)	17.15	25.12%	30,943	1.30%	1.23%	(0.08%)
12/31/20	14.21	0.01	1.11	1.12	(0.01)	(0.66)	(0.67)	14.66	8.92%	26,467	1.31%	1.26%	0.07%
12/31/19	13.43	0.00[d]	3.10	3.10	(0.01)	(2.31)	(2.32)	14.21	25.26%	25,636	1.31%	1.26%	0.01%
12/31/18	16.43	0.01	(1.96)	(1.95)	(0.03)	(1.02)	(1.05)	13.43	(13.19%)	19,861	1.27%	1.22%	0.06%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	42%	127%	29%	24%	22%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 14.72	$ 0.12	$ (2.23)	$ (2.11)	$ (0.16)	$ (3.57)	$ (3.73)	$ 8.88	(15.69%)	$ 109,598	0.83%	1.06%
12/31/21	10.94	0.13	3.79	3.92	(0.14)	—	(0.14)	14.72	35.94%	149,280	0.81%	0.99%
12/31/20	11.06	0.09	0.30	0.39	(0.10)	(0.41)	(0.51)	10.94	4.65%	164,145	0.81%	0.98%
12/31/19	10.61	0.12	1.83	1.95	(0.07)	(1.43)	(1.50)	11.06	20.39%	179,503	0.81%	1.04%
12/31/18	13.99	0.09	(1.87)	(1.78)	(0.07)	(1.53)	(1.60)	10.61	(15.00%)	163,607	0.80%	0.63%
Service Class
12/31/22	$ 14.51	$ 0.09	$ (2.19)	$ (2.10)	$ (0.13)	$ (3.57)	$ (3.70)	$ 8.71	(15.89%)	$ 23,434	1.08%	0.81%
12/31/21	10.79	0.10	3.74	3.84	(0.12)	—	(0.12)	14.51	35.64%	29,951	1.06%	0.77%
12/31/20	10.92	0.07	0.28	0.35	(0.07)	(0.41)	(0.48)	10.79	4.32%	22,302	1.06%	0.73%
12/31/19	10.50	0.09	1.80	1.89	(0.04)	(1.43)	(1.47)	10.92	19.98%	23,295	1.06%	0.80%
12/31/18	13.85	0.05	(1.83)	(1.78)	(0.04)	(1.53)	(1.57)	10.50	(15.12%)	19,189	1.05%	0.39%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	42%	50%	60%	35%	38%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Sustainable Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 24.54	$ 0.18	$ (4.18)	$ (4.00)	$ (0.20)	$ (3.09)	$ (3.29)	$ 17.25	(17.01%)	$ 83,958	0.57%	0.90%
12/31/21	20.53	0.17	5.35	5.52	(0.20)	(1.31)	(1.51)	24.54	27.14%	112,894	0.56%	0.74%
12/31/20	19.43	0.19	2.50	2.69	(0.18)	(1.41)	(1.59)	20.53	14.51%	105,573	0.57%	1.03%
12/31/19	16.35	0.19	4.86	5.05	(0.19)	(1.78)	(1.97)	19.43	32.10%	106,949	0.57%	1.02%
12/31/18	17.39	0.19	(1.07)	(0.88)	(0.16)	—	(0.16)	16.35	(5.20%)	92,893	0.56%	1.07%
Service Class
12/31/22	$ 24.26	$ 0.13	$ (4.12)	$ (3.99)	$ (0.15)	$ (3.09)	$ (3.24)	$ 17.03	(17.20%)	$ 46,580	0.82%	0.66%
12/31/21	20.33	0.10	5.29	5.39	(0.15)	(1.31)	(1.46)	24.26	26.78%	60,966	0.81%	0.44%
12/31/20	19.26	0.14	2.47	2.61	(0.13)	(1.41)	(1.54)	20.33	14.24%	49,786	0.82%	0.78%
12/31/19	16.22	0.14	4.83	4.97	(0.15)	(1.78)	(1.93)	19.26	31.82%	46,002	0.82%	0.77%
12/31/18	17.27	0.15	(1.08)	(0.93)	(0.12)	—	(0.12)	16.22	(5.46%)	33,821	0.81%	0.83%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	81%	12%	17%	16%	15%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets (including interest expense)
Class II
12/31/22	$ 10.47	$ 0.22	$ (1.75)	$ (1.53)	$ (0.16)	$ —	$ (0.16)	$ 8.78	(14.70%)	$ 256,760	0.64%	N/A	2.37%
12/31/21	11.28	0.12	(0.25)	(0.13)	(0.20)	(0.48)	(0.68)	10.47	(1.19%)	354,653	0.61%	N/A	1.12%
12/31/20	10.74	0.20	0.74	0.94	(0.35)	(0.05)	(0.40)	11.28	8.79%	288,005	0.62%	0.61%	1.77%
12/31/19	10.16	0.26	0.65	0.91	(0.33)	—	(0.33)	10.74	8.91%	342,002	0.61%	0.60%	2.48%
12/31/18	10.36	0.25	(0.26)	(0.01)	(0.19)	—	(0.19)	10.16	(0.07%)	353,571	0.60%	0.60%[l]	2.51%
Service Class I
12/31/22	$ 10.32	$ 0.20	$ (1.73)	$ (1.53)	$ (0.13)	$ —	$ (0.13)	$ 8.66	(14.90%)	$ 37,985	0.89%	N/A	2.13%
12/31/21	11.14	0.09	(0.25)	(0.16)	(0.18)	(0.48)	(0.66)	10.32	(1.51%)	50,391	0.86%	N/A	0.87%
12/31/20	10.62	0.16	0.75	0.91	(0.34)	(0.05)	(0.39)	11.14	8.60%	51,252	0.87%	0.86%	1.47%
12/31/19	10.06	0.23	0.64	0.87	(0.31)	—	(0.31)	10.62	8.65%	34,011	0.86%	0.85%	2.21%
12/31/18	10.27	0.23	(0.27)	(0.04)	(0.17)	—	(0.17)	10.06	(0.35%)	25,533	0.85%	0.85%[l]	2.28%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	417%	441%	328%	219%	250%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds Growth Fund (“MML American Funds Growth Fund”)

MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Equity Fund (“Fundamental Equity Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Sustainable Equity Fund (“Sustainable Equity Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the Allocation Funds (as defined below), which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectuses.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II advised by MML Investment Advisers, LLC (“MML Advisers”) and non-affiliated mutual funds (together, the “MML Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable MML Underlying Funds that are not Funds of the Trust are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

Notes to Financial Statements (Continued)

MML American Funds Growth Fund (the “Feeder Fund”) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series (the “Master Fund”). The Master Fund is an open-end investment company and organized as a Massachusetts business trust. The Feeder Fund has an investment objective that is consistent with the Master Fund. The Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the Feeder Fund’s financial statements. As of December 31, 2022, the MML American Funds Growth Fund owned 0.63% of the Master Fund. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”). The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Fund’s and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund or an Underlying Fund or the Master Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each of the Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund is based upon the net asset value(s) of the Master Fund or Underlying Funds, as applicable. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and the Master Fund, as applicable, explain the valuation methods for the Underlying Funds and the Master Fund, including the circumstances under which the Underlying Funds or the Master Fund, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which

Notes to Financial Statements (Continued)

an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds and certain Underlying Funds or the Master Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Notes to Financial Statements (Continued)

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

Notes to Financial Statements (Continued)

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund characterized all investments at Level 1, as of December 31, 2022. The Focused Equity Fund, Fundamental Equity Fund, Fundamental Value Fund, Income & Growth Fund, Large Cap Growth Fund, Small Cap Growth Equity Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31,2022. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2022, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3		Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$354,139,661	$2,566,775	*	$727,786	**	$357,434,222
Preferred Stock	—	—		789,254	**	789,254
Corporate Debt	—	488,679		—		488,679
Short-Term Investments	101	3,329,992		—		3,330,093
Total Investments	$354,139,762	$6,385,446		$1,517,040		$362,042,248

Equity Income Fund
Asset Investments
Common Stock	$360,274,935	$12,136,288	*	$—		$372,411,223
Preferred Stock	4,853,642	2,540,768		—		7,394,410
Short-Term Investments	1,093	3,113,926		—		3,115,019
Total Investments	$365,129,670	$17,790,982		$—		$382,920,652

Equity Index Fund
Asset Investments
Common Stock	$543,564,204	$—		$—		$543,564,204
Short-Term Investments	—	5,315,512		—		5,315,512
Total Investments	$543,564,204	$5,315,512		$—		$548,879,716
Liability Derivatives
Futures Contracts	$(197,323)	$—		$—		$(197,323)

Foreign Fund
Asset Investments
Common Stock*
Australia	$663,935	$6,268,816		$—		$6,932,751
Belgium	—	6,341,266		—		6,341,266
Canada	1,221,892	—		—		1,221,892
Cayman Islands	—	4,704,384		—		4,704,384
Finland	—	2,309,259		—		2,309,259
France	—	20,764,597		—		20,764,597
Germany	—	21,547,821		—		21,547,821
Ireland	2,022,316	5,939,785		—		7,962,101
Israel	1,804,088	—		—		1,804,088
Italy	—	596,008		—		596,008
Japan	—	34,162,025		—		34,162,025
Luxembourg	—	1,573,984		—		1,573,984

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Foreign Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Netherlands	$3,820,541	$7,506,669	$—	$11,327,210
Norway	—	1,533,179	—	1,533,179
Republic of Korea	—	2,795,819	—	2,795,819
Singapore	—	2,658,223	—	2,658,223
Sweden	—	4,211,449	—	4,211,449
Switzerland	—	17,675,011	—	17,675,011
United Kingdom	755,827	31,198,356	—	31,954,183
Mutual Funds	1,268,198	—	—	1,268,198
Short-Term Investments	—	2,062,706	—	2,062,706
Total Investments	$11,556,797	$173,849,357	$—	$185,406,154

Global Fund
Asset Investments
Common Stock*
Austria	$—	$551,783	$—	$551,783
Canada	5,268,737	—	—	5,268,737
Denmark	—	735,749	—	735,749
France	—	15,789,930	—	15,789,930
Germany	—	5,574,978	—	5,574,978
Ireland	11,597,656	3,150,366	—	14,748,022
Israel	1,374,387	—	—	1,374,387
Japan	—	2,246,712	—	2,246,712
Mexico	392,829	—	—	392,829
Netherlands	—	3,172,048	—	3,172,048
Republic of Korea	—	1,269,716	—	1,269,716
Spain	—	1,036,239	—	1,036,239
Sweden	—	2,151,728	—	2,151,728
Switzerland	—	12,577,766	—	12,577,766
United Kingdom	515,288	9,487,761	—	10,003,049
United States	60,337,213	—	—	60,337,213
Mutual Funds	2,871,499	—	—	2,871,499
Warrants	87,842	—	—	87,842
Short-Term Investments	—	570,957	—	570,957
Total Investments	$82,445,451	$58,315,733	$—	$140,761,184

International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$547,568	$—	$547,568
Belgium	—	2,280,907	—	2,280,907
Canada	7,264,845	—	—	7,264,845
Cayman Islands	697,877	3,834,183	—	4,532,060
Denmark	—	5,717,584	—	5,717,584
France	—	38,006,549	—	38,006,549
Germany	—	33,716,771	—	33,716,771
Hong Kong	—	3,536,458	—	3,536,458
India	799,713	331,781	—	1,131,494
Ireland	2,760,812	2,013,815	—	4,774,627
Israel	1,969,736	—	—	1,969,736
Italy	—	5,650,613	—	5,650,613

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Japan	$—	$21,038,438		$—		$21,038,438
Mexico	187,416	—		—		187,416
Netherlands	—	10,463,506		—		10,463,506
Portugal	—	1,190,930		—		1,190,930
Republic of Korea	—	1,347,853		—		1,347,853
Singapore	—	1,994,933		—		1,994,933
Spain	—	1,985,498		—		1,985,498
Sweden	—	2,281,810		—		2,281,810
Switzerland	—	28,022,933		—		28,022,933
Taiwan	1,748,504	—		—		1,748,504
United Kingdom	927,570	26,622,266		—		27,549,836
United States	1,117,702	—		—		1,117,702
Preferred Stock*
Republic of Korea	—	965,709		—		965,709
Short-Term Investments	—	3,482,055		—		3,482,055
Total Investments	$17,474,175	$195,032,160		$—		$212,506,335

Managed Volatility Fund
Asset Investments
Common Stock	$100,945,818	$—		$—		$100,945,818
Corporate Debt	—	—		—	+,**	—
Purchased Options	1,045,424	—		—		1,045,424
Rights	—	—		—	+,**	—
Short-Term Investments	—	2,717,809		—		2,717,809
Total Investments	$101,991,242	$2,717,809		$—		$104,709,051
Liability Derivatives
Written Options	$(1,740,745)	$—		$—		$(1,740,745)

Mid Cap Growth Fund
Asset Investments
Common Stock	$297,374,569	$—		$2,441,215		$299,815,784
Preferred Stock	—	—		1,365,482		1,365,482
Mutual Funds	429,146	—		—		429,146
Short-Term Investments	103	9,174,518		—		9,174,621
Total Investments	$297,803,818	$9,174,518		$3,806,697		$310,785,033

Mid Cap Value Fund
Asset Investments
Common Stock	$262,394,593	$24,517,462	*	$—		$286,912,055
Preferred Stock	—	3,031,478	*	—		3,031,478
Mutual Funds	3,501,396	—		—		3,501,396
Short-Term Investments	—	2,953,179		—		2,953,179
Total Investments	$265,895,989	$30,502,119		$—		$296,398,108
Asset Derivatives
Forward Contracts	$—	$17,324		$—		$17,324
Liability Derivatives
Forward Contracts	$—	$(125,877)		$—		$(125,877)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Small Company Value Fund
Asset Investments
Common Stock	$74,966,117	$463,623 *	$—		$75,429,740
Mutual Funds	115,944	—	—		115,944
Short-Term Investments	—	499,850	—		499,850
Total Investments	$75,082,061	$963,473	$—		$76,045,534
Asset Derivatives
Forward Contracts	$—	$2,052	$—		$2,052
Liability Derivatives
Forward Contracts	$—	$(17)	$—		$(17)

Sustainable Equity Fund
Asset Investments
Common Stock	$127,583,496	$1,908,542 *	$—		$129,492,038
Mutual Funds	827,196	—	—		827,196
Short-Term Investments	—	214,419	—		214,419
Total Investments	$128,410,692	$2,122,961	$—		$130,533,653
Asset Derivatives
Forward Contracts	$—	$672	$—		$672
Liability Derivatives
Forward Contracts	$—	$(4,754)	$—		$(4,754)

Total Return Bond Fund
Asset Investments
Common Stock	$162,225	$—	$—		$162,225
Bank Loans (Less Unfunded Loan Commitments)	—	6,317,374	—		6,317,374
Corporate Debt	—	84,826,806	—	+,**	84,826,806
Municipal Obligations	—	2,943,983	—		2,943,983
Non-U.S. Government Agency Obligations	—	52,570,299	—		52,570,299
Sovereign Debt Obligations	—	3,020,569	—		3,020,569
U.S. Government Agency Obligations and Instrumentalities	—	107,920,795	—		107,920,795
U.S. Treasury Obligations	—	81,469,083	—		81,469,083
Rights	—	—	—	+,**	—
Mutual Funds	27,895,588	—	—		27,895,588
Short-Term Investments	—	33,219,261	—		33,219,261
Unfunded Loan Commitments***	—	(2,127)	—		(2,127)
Total Investments	$28,057,813	$372,286,043	$—		$400,343,856
Asset Derivatives
Futures Contracts	$77,563	$—	$—		$77,563
Swap Agreements	—	798,488	—		798,488
Total	$77,563	$798,488	$—		$876,051
Liability Derivatives
Forward Contracts	$—	$(50,207)	$—		$(50,207)
Futures Contracts	(11,348)	—	—		(11,348)
Swap Agreements	—	(2,563,258)	—		(2,563,258)
Total	$(11,348)	$(2,613,465)	$—		$(2,624,813)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**	Level 3 investments at December 31, 2022 in relation to net assets were not significant.
***	Unfunded loan commitments are valued at the unrealized appreciation/(depreciation) on the commitment.
+	Represents a security at $0 value as of December 31, 2022.

Notes to Financial Statements (Continued)

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and cash collateral pledged for open derivatives, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2022.

The Funds had no Level 3 transfers during the year ended December 31, 2022.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs
Investments in Securities
	Balance as of 12/31/21	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation) Purchases	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 12/31/22	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 12/31/22
Mid Cap Growth Fund
Common Stock	$981,778	$—	$—	$1,459,437	$—	$—	$—	$—	$2,441,215	$1,459,437
Preferred Stock	1,975,351	—	(963)	(475,311)	—	(133,595)	—	—	1,365,482	(456,472)
	$2,957,129	$—	$(963)	$984,126	$—	$(133,595)	$—	$—	$3,806,697	$1,002,965

The Mid Cap Growth Fund may fair value certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Mid Cap Growth Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Security Description	Fair Value	Valuation Technique(s)	Unobservable Input Description	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Mid Cap Growth Fund
Common Stock	$2,441,215	Market approach	EV / EBITDA	10.1 x - 14.0x	12.1x

Preferred Stock	$1,365,482	Market approach	Transaction price	$8.10 - $125.00	$58.39
			EV / Sales	5.3x - 6.2x	5.76x
			EV/ GMV	0.29x - 0.41x	0.33x
			EV/ EBITDA	4.3x	—
Total	$3,806,697

(a)	A significant change in unobservable input would have resulted in a correlated significant change to value.

Notes to Financial Statements (Continued)

Abbreviation Legend

EV/ GMV - financial ratio of comparable public companies’ enterprise value to gross market value; measures the value of a comparable company in terms of its gross profit for a given year

EV/ Sales - financial ratio of comparable public companies’ enterprise value to sales; measures the value of a comparable company in terms of its sales for a given year

EV/ EBITDA - financial ratio of comparable public companies’ enterprise value to earnings; measures the value of a comparable company in terms of its expected earnings for a given year

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At December 31, 2022, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Equity Index Fund
Liability Derivatives
Futures Contracts^^	$(197,323)	$—	$—	$(197,323)
Realized Gain (Loss)#
Futures Contracts	$(779,738)	$—	$—	$(779,738)
Change in Appreciation (Depreciation)##
Futures Contracts	$(255,686)	$—	$—	$(255,686)

International Equity Fund
Realized Gain (Loss)#
Forward Contracts	$—	$85,140	$—	$85,140
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$15,249	$—	$15,249

Managed Volatility Fund
Asset Derivatives
Purchased Options*,^^^	$1,045,424	$—	$—	$1,045,424
Liability Derivatives
Written Options^,^^^	$(1,740,745)	$—	$—	$(1,740,745)
Realized Gain (Loss)#
Purchased Options	$(43,821)	$—	$—	$(43,821)
Written Options	7,500,317	—	—	7,500,317
Total Realized Gain (Loss)	$7,456,496	$—	$—	$7,456,496
Change in Appreciation (Depreciation)##
Purchased Options	$91,904	$—	$—	$91,904
Written Options	1,543,945	—	—	1,543,945
Total Change in Appreciation (Depreciation)	$1,635,849	$—	$—	$1,635,849

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Mid Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$—	$17,324	$—	$17,324
Liability Derivatives
Forward Contracts^,^^^	$—	$(125,877)	$—	$(125,877)
Realized Gain (Loss)#
Forward Contracts	$—	$1,595,863	$—	$1,595,863
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$145,696	$—	$145,696

Small Company Value Fund
Asset Derivatives
Forward Contracts*,^^^	$—	$2,052	$—	$2,052
Liability Derivatives
Forward Contracts^,^^^	$—	$(17)	$—	$(17)
Realized Gain (Loss)#
Forward Contracts	$—	$85,942	$—	$85,942
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$7,840	$—	$7,840

Sustainable Equity Fund
Asset Derivatives
Forward Contracts*,^^^	$—	$672	$—	$672
Liability Derivatives
Forward Contracts^,^^^	$—	$(4,754)	$—	$(4,754)
Realized Gain (Loss)#
Forward Contracts	$—	$7,080	$—	$7,080
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$(4,082)	$—	$(4,082)

Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$77,563	$77,563
Swap Agreements^^,^^^	—	—	798,488	798,488
Total Value	$—	$—	$876,051	$876,051
Liability Derivatives
Forward Contracts^	$—	$(50,207)	$—	$(50,207)
Futures Contracts^^	—	—	(11,348)	(11,348)
Swap Agreements^^,^^^	—	—	(2,563,258)	(2,563,258)
Total Value	$—	$(50,207)	$(2,574,606)	$(2,624,813)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(99,807)	$(99,807)
Forward Contracts	—	77,022	—	77,022
Futures Contracts	—	—	(718,873)	(718,873)
Swap Agreements	—	—	(66,283)	(66,283)
Written Options	—	—	(915,378)	(915,378)
Total Realized Gain (Loss)	$—	$77,022	$(1,800,341)	$(1,723,319)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Total Return Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$50,256	$50,256
Forward Contracts	—	(85,870)	—	(85,870)
Futures Contracts	—	—	63,233	63,233
Swap Agreements	—	—	(1,499,141)	(1,499,141)
Written Options	—	—	(32,982)	(32,982)
Total Change in Appreciation (Depreciation)	$—	$(85,870)	$(1,418,634)	$(1,504,504)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, exchange-traded purchased and written options, or forward contracts, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation/(depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended December 31, 2022, the average number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units †
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Equity Index Fund	20	$—	$—	—	$—	—	$—
International Equity Fund	—	1,302,714	—	—	—	—	—
Managed Volatility Fund	—	—	—	225	—	277	—
Mid Cap Value Fund	—	25,374,459	—	—	—	—	—
Small Company Value Fund	—	677,169	—	—	—	—	—
Sustainable Equity Fund	—	1,157,646	—	—	—	—	—
Total Return Bond Fund	154	993,577	52,128,333	213	1,350,000	573	19,270,000

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2022.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2022. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an master netting agreement (“MNA”) or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2022.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged**	Net Amount*
Total Return Bond Fund
Bank of America N.A.	$(50,207)	$—	$—	$(50,207)

*	Represents the net amount payable to the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2022, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation/(depreciation) on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Notes to Financial Statements (Continued)

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/(depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

Notes to Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Notes to Financial Statements (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

Notes to Financial Statements (Continued)

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Total Return Bond Fund entered into certain loan agreements which are unfunded. The Total Return Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Total Return Bond Fund’s Portfolio of Investments. At December 31, 2022, the Total Return Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and

Notes to Financial Statements (Continued)

the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation/(depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower,

Notes to Financial Statements (Continued)

as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2022, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2022, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income, realized capital gain distributions, and distributions including realized gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Notes to Financial Statements (Continued)

In addition, each of the Allocation Fund, Feeder Fund, and MML American Funds Core Allocation Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or the Master Fund. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the Foreign Fund and International Equity Fund invests substantially all of its assets in foreign securities. The other Funds, except for the Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund, may also invest in foreign securities. In addition, certain Underlying Funds or the Master Fund may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Code, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Notes to Financial Statements (Continued)

The applicable Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Conservative Allocation Fund	0.10%	N/A
Balanced Allocation Fund	0.10%	N/A
Moderate Allocation Fund	0.10%	N/A
Growth Allocation Fund	0.10%	N/A
Aggressive Allocation Fund	0.10%	N/A
MML American Funds Growth Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million	N/A
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and 0.175% on any excess over $750 million	N/A
Blue Chip Growth Fund	0.75% on the first $400 million; and 0.70% on any excess over $400 million	T. Rowe Price Associates, Inc.
Equity Income Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	T. Rowe Price Associates, Inc.
Equity Index Fund	0.10% on the first $500 million; and 0.08% on any excess over $500 million	Northern Trust Investments, Inc.
Focused Equity Fund	0.70% on the first $250 million; and 0.60% on any excess over $250 million	Wellington Management Company LLP
Foreign Fund	0.86% on the first $500 million; and 0.82% on any excess over $500 million	Thompson, Siegel & Walmsley LLC
Fundamental Equity Fund	0.60% on the first $250 million; and 0.58% on any excess over $250 million	Invesco Advisers, Inc.
Fundamental Value Fund	0.60% on the first $500 million; and 0.575% on any excess over $500 million	Boston Partners Global Investors, Inc.
Global Fund	0.60% on the first $500 million; and 0.55% on any excess over $500 million	Massachusetts Financial Services Company
Income & Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Barrow, Hanley, Mewhinney & Strauss, LLC
International Equity Fund	0.80% on the first $250 million; and 0.75% on any excess over $250 million	Harris Associates L.P.; and Massachusetts Financial Services Company
Large Cap Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Loomis, Sayles & Company, L.P.
Managed Volatility Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	Gateway Investment Advisers, LLC
Mid Cap Growth Fund*	0.77% on the first $500 million; and 0.75% on any excess over $500 million	T. Rowe Price Associates, Inc.; and Wellington Management Company LLP
Mid Cap Value Fund	0.84% on the first $500 million; and 0.80% on any excess over $500 million	American Century Investment Management, Inc.
Small Cap Growth Equity Fund	1.04% on the first $200 million; and 1.00% on any excess over $200 million	Wellington Management Company LLP
Small Company Value Fund	0.80% on the first $150 million; and 0.70% on any excess over $150 million	American Century Investment Management, Inc.
Small/Mid Cap Value Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	AllianceBernstein L.P.
Sustainable Equity Fund**	0.50% on the first $500 million; and 0.475% on any excess over $500 million	American Century Investment Management, Inc.
Total Return Bond Fund	0.40% on the first $500 million; and 0.38% on any excess over $500 million	Metropolitan West Asset Management, LLC

*	Effective March 7, 2022, T. Rowe Price Investment Management, Inc. was added as a sub-subadviser to the portion of the Fund subadvised by T. Rowe Price Associates, Inc.
**	Effective April 29, 2022, American Century Investment Management, Inc. replaced Massachusetts Financial Services Company as subadviser of the Fund.

Notes to Financial Statements (Continued)

Administration Fees

For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
MML American Funds Growth Fund	N/A	N/A	N/A	0.25%
MML American Funds Core Allocation Fund	N/A	N/A	N/A	0.25%
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Service Class I
MML American Funds Core Allocation Fund*	1.01%

*	Expense cap in effect through April 30, 2023.

MML Advisers has agreed to waive 0.10% of the investment advisory fee of the International Equity Fund through April 30, 2023.

MML Advisers has agreed to waive 0.15% of the investment advisory fee of the Small Company Value Fund through April 30, 2023.

Notes to Financial Statements (Continued)

MML Advisers has agreed to voluntarily waive 0.03% of the investment advisory fee of the Equity Income Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Effective May 1, 2022, MML Advisers has agreed to waive 0.01% of the investment advisory fee of the Foreign Fund through April 30, 2023. Prior to May 1, 2022, MML Advisers had agreed to waive 0.02% of the investment advisory fee of the Foreign Fund.

MML Advisers has agreed to waive 0.02% of the investment advisory fee of the Fundamental Value Fund through April 30, 2023.

MML Advisers has agreed to waive 0.03% of the investment advisory fee of the Small Cap Growth Equity Fund through April 30, 2023.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2022, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Focused Equity Fund	$ 220
Foreign Fund	4,466
Fundamental Equity Fund	1,901
Income & Growth Fund	158
Large Cap Growth Fund	2,016
Managed Volatility Fund	277
Mid Cap Growth Fund	516
Small Cap Growth Equity Fund	2,879
Small/Mid Cap Value Fund	456

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) and in Underlying Funds or the Master Fund for the year ended December 31, 2022, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$—	$71,931,312	$—	$81,562,177
Balanced Allocation Fund	—	62,719,669	—	73,687,984
Moderate Allocation Fund	—	219,365,610	—	278,006,993
Growth Allocation Fund	—	200,114,237	—	153,331,333
Aggressive Allocation Fund	—	35,075,283	—	31,605,281
MML American Funds Growth Fund	—	43,757,858	—	21,867,838
MML American Funds Core Allocation Fund	—	150,989,644	—	157,398,691
Blue Chip Growth Fund	—	111,584,570	—	134,005,927
Equity Income Fund	—	61,762,091	—	113,812,007
Equity Index Fund	—	11,858,455	—	94,154,969
Focused Equity Fund	—	77,440,805	—	110,393,147
Foreign Fund	—	20,601,777	—	42,801,793
Fundamental Equity Fund	—	110,890,538	—	140,750,258
Fundamental Value Fund	—	54,185,670	—	71,538,035
Global Fund	—	20,930,092	—	40,246,997
Income & Growth Fund	—	48,587,269	—	79,260,056
International Equity Fund	—	41,540,249	—	44,210,950
Large Cap Growth Fund	—	41,129,586	—	48,827,059
Managed Volatility Fund	—	9,106,953	—	20,534,798
Mid Cap Growth Fund	—	106,761,424	—	142,706,382
Mid Cap Value Fund	—	217,785,169	—	257,126,738
Small Cap Growth Equity Fund	—	105,374,432	—	116,012,165
Small Company Value Fund	—	35,000,191	—	42,239,857
Small/Mid Cap Value Fund	—	62,424,366	—	80,251,932
Sustainable Equity Fund	—	117,114,969	—	130,174,189
Total Return Bond Fund	1,496,569,537	70,162,993	1,556,760,006	61,236,806

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/Losses
Blue Chip Growth Fund	$1,346,788	$—	$—
Focused Equity Fund	—	3,241,418	917,187
Fundamental Equity Fund	—	75,112	(21,560)
Global Fund	—	194,335	90,942
International Equity Fund	—	47,496	(2,833)
Mid Cap Growth Fund	152,322	367,481	(328,822)
Mid Cap Value Fund	402,465	—	—
Small Cap Growth Equity Fund	44,675	112,855	(120,209)

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	712,948	$6,781,512	1,317,401	$14,142,765
Issued as reinvestment of dividends	1,071,030	8,975,230	350,160	3,732,707
Redeemed	(1,421,697)	(13,053,543)	(3,017,345)	(32,162,085)
Net increase (decrease)	362,281	$2,703,199	(1,349,784)	$(14,286,613)
Conservative Allocation Fund Service Class
Sold	2,610,694	$23,706,695	3,213,504	$33,738,624
Issued as reinvestment of dividends	3,747,316	31,027,776	1,172,402	12,357,121
Redeemed	(6,625,342)	(60,085,271)	(7,919,464)	(83,382,472)
Net increase (decrease)	(267,332)	$(5,350,800)	(3,533,558)	$(37,286,727)
Balanced Allocation Fund Initial Class
Sold	398,445	$3,869,330	877,652	$9,456,200
Issued as reinvestment of dividends	1,114,084	9,558,838	421,294	4,524,699
Redeemed	(1,522,833)	(14,289,513)	(2,135,654)	(22,902,494)
Net increase (decrease)	(10,304)	$(861,345)	(836,708)	$(8,921,595)
Balanced Allocation Fund Service Class
Sold	1,316,290	$11,937,916	1,625,967	$17,295,303
Issued as reinvestment of dividends	3,719,804	31,581,134	1,381,643	14,700,679
Redeemed	(6,023,865)	(54,716,996)	(5,807,202)	(61,857,134)
Net increase (decrease)	(987,771)	$(11,197,946)	(2,799,592)	$(29,861,152)
Moderate Allocation Fund Initial Class
Sold	516,919	$5,156,639	862,377	$9,880,653
Issued as reinvestment of dividends	3,225,634	28,772,658	1,267,120	14,369,142
Redeemed	(3,676,201)	(35,995,232)	(5,411,452)	(61,480,057)
Net increase (decrease)	66,352	$(2,065,935)	(3,281,955)	$(37,230,262)
Moderate Allocation Fund Service Class
Sold	1,892,199	$17,807,573	1,516,893	$17,134,928
Issued as reinvestment of dividends	16,150,365	142,123,211	6,501,705	72,819,090
Redeemed	(23,108,309)	(221,794,394)	(26,871,869)	(302,224,803)
Net increase (decrease)	(5,065,745)	$(61,863,610)	(18,853,271)	$(212,270,785)
Growth Allocation Fund Initial Class
Sold	813,310	$7,011,968	1,318,991	$13,173,938
Issued as reinvestment of dividends	6,579,105	50,395,945	2,628,953	26,000,345
Redeemed	(5,528,355)	(46,421,568)	(8,729,559)	(86,079,175)
Net increase (decrease)	1,864,060	$10,986,345	(4,781,615)	$(46,904,892)
Growth Allocation Fund Service Class
Sold	2,190,880	$18,633,725	1,363,263	$13,444,521
Issued as reinvestment of dividends	11,280,705	85,620,554	4,410,028	43,218,278
Redeemed	(9,861,333)	(83,485,586)	(14,314,207)	(140,005,620)
Net increase (decrease)	3,610,252	$20,768,693	(8,540,916)	$(83,342,821)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Initial Class
Sold	533,923	$5,297,398	522,864	$6,030,795
Issued as reinvestment of dividends	1,102,721	9,483,401	332,777	3,793,658
Redeemed	(1,271,467)	(12,497,261)	(899,303)	(10,384,734)
Net increase (decrease)	365,177	$2,283,538	(43,662)	$(560,281)
Aggressive Allocation Fund Service Class
Sold	296,837	$2,983,943	561,991	$6,286,103
Issued as reinvestment of dividends	1,509,602	12,710,846	444,372	4,972,518
Redeemed	(1,611,786)	(14,242,335)	(1,734,728)	(19,572,868)
Net increase (decrease)	194,653	$1,452,454	(728,365)	$(8,314,247)
MML American Funds Growth Fund Service Class I
Sold	1,287,566	$20,950,319	1,421,642	$30,291,273
Issued as reinvestment of dividends	3,762,663	51,059,340	705,801	15,195,901
Redeemed	(1,970,351)	(30,772,517)	(2,302,374)	(49,329,330)
Net increase (decrease)	3,079,878	$41,237,142	(174,931)	$(3,842,156)
MML American Funds Core Allocation Fund Service Class I
Sold	2,071,437	$23,646,520	1,930,223	$24,669,541
Issued as reinvestment of dividends	6,402,773	67,869,394	2,724,122	35,113,927
Redeemed	(11,188,243)	(127,777,868)	(11,603,125)	(148,825,664)
Net increase (decrease)	(2,714,033)	$(36,261,954)	(6,948,780)	$(89,042,196)
Blue Chip Growth Fund Initial Class
Sold	1,761,469	$29,252,111	3,597,688	$81,865,367
Issued as reinvestment of dividends	4,315,884	55,459,115	1,759,868	38,541,114
Redeemed	(2,977,143)	(43,123,563)	(2,825,029)	(61,178,869)
Net increase (decrease)	3,100,210	$41,587,663	2,532,527	$59,227,612
Blue Chip Growth Fund Service Class
Sold	679,047	$9,136,135	631,588	$12,914,196
Issued as reinvestment of dividends	2,356,186	27,920,807	1,016,899	20,907,454
Redeemed	(1,287,273)	(16,962,129)	(981,051)	(20,141,575)
Net increase (decrease)	1,747,960	$20,094,813	667,436	$13,680,075
Equity Income Fund Initial Class
Sold	575,126	$6,199,048	2,692,533	$32,621,441
Issued as reinvestment of dividends	4,859,435	49,760,616	1,222,838	14,539,543
Redeemed	(5,013,975)	(57,524,680)	(9,632,127)	(112,733,855)
Net increase (decrease)	420,586	$(1,565,016)	(5,716,756)	$(65,572,871)
Equity Income Fund Service Class
Sold	664,460	$7,275,321	389,998	$4,508,653
Issued as reinvestment of dividends	1,260,895	12,697,215	304,126	3,561,313
Redeemed	(1,290,248)	(14,179,880)	(1,580,650)	(18,283,528)
Net increase (decrease)	635,107	$5,792,656	(886,526)	$(10,213,562)
Equity Index Fund Class I
Sold	67,838	$2,009,083	152,663	$4,732,504
Issued as reinvestment of dividends	129,312	3,711,268	102,868	3,410,078
Redeemed	(255,205)	(7,687,140)	(502,825)	(16,221,358)
Net increase (decrease)	(58,055)	$(1,966,789)	(247,294)	$(8,078,776)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Equity Index Fund Class II
Sold	361,953	$10,753,475	374,280	$12,166,442
Issued as reinvestment of dividends	643,944	18,442,567	470,988	15,589,702
Redeemed	(2,328,957)	(62,025,644)	(590,486)	(19,029,879)
Net increase (decrease)	(1,323,060)	$(32,829,602)	254,782	$8,726,265
Equity Index Fund Class III
Sold	79,074	$2,295,509	37,959	$1,237,022
Issued as reinvestment of dividends	786,712	22,468,499	584,714	19,307,250
Redeemed	(779,272)	(23,387,925)	(1,007,733)	(32,306,205)
Net increase (decrease)	86,514	$1,376,083	(385,060)	$(11,761,933)
Equity Index Fund Service Class I
Sold	261,908	$7,527,695	266,450	$8,421,480
Issued as reinvestment of dividends	107,488	2,927,966	92,362	2,915,856
Redeemed	(566,330)	(16,039,936)	(392,561)	(12,324,026)
Net increase (decrease)	(196,934)	$(5,584,275)	(33,749)	$(986,690)
Focused Equity Fund Class II
Sold	2,132,132	$16,808,418	6,913,546	$55,330,646
Issued as reinvestment of dividends	3,625,118	25,919,591	2,459,455	19,232,937
Redeemed	(6,667,073)	(49,368,299)	(6,847,984)	(52,258,602)
Net increase (decrease)	(909,823)	$(6,640,290)	2,525,017	$22,304,981
Focused Equity Fund Service Class I
Sold	638,087	$4,483,571	294,885	$2,200,618
Issued as reinvestment of dividends	273,128	1,868,194	190,972	1,434,203
Redeemed	(542,986)	(3,850,366)	(417,907)	(3,132,026)
Net increase (decrease)	368,229	$2,501,399	67,950	$502,795
Foreign Fund Initial Class
Sold	994,709	$7,649,467	698,911	$7,592,093
Issued as reinvestment of dividends	2,553,005	20,270,857	584,116	6,407,754
Redeemed	(3,890,562)	(35,735,120)	(6,384,869)	(69,471,315)
Net increase (decrease)	(342,848)	$(7,814,796)	(5,101,842)	$(55,471,468)
Foreign Fund Service Class
Sold	339,397	$2,669,508	34,152	$369,219
Issued as reinvestment of dividends	90,556	715,390	17,609	192,117
Redeemed	(97,613)	(892,376)	(153,281)	(1,652,596)
Net increase (decrease)	332,340	$2,492,522	(101,520)	$(1,091,260)
Fundamental Equity Fund Class II
Sold	176,778	$1,830,209	4,573,320	$57,115,425
Issued as reinvestment of dividends	3,187,405	28,431,654	1,459,021	17,289,403
Redeemed	(3,297,033)	(31,613,174)	(3,512,142)	(41,645,625)
Net increase (decrease)	67,150	$(1,351,311)	2,520,199	$32,759,203
Fundamental Equity Fund Service Class I
Sold	318,929	$3,103,406	264,135	$3,035,868
Issued as reinvestment of dividends	437,773	3,707,938	177,196	2,011,177
Redeemed	(368,627)	(3,335,738)	(280,442)	(3,201,701)
Net increase (decrease)	388,075	$3,475,606	160,889	$1,845,344

Notes to Financial Statements (Continued)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class II
Sold	116,688	$1,571,780	130,603	$1,785,480
Issued as reinvestment of dividends	2,535,743	29,059,619	208,878	2,957,707
Redeemed	(1,630,095)	(21,336,885)	(4,068,912)	(55,733,688)
Net increase (decrease)	1,022,336	$9,294,514	(3,729,431)	$(50,990,501)
Fundamental Value Fund Service Class I
Sold	471,750	$6,072,484	343,977	$4,659,686
Issued as reinvestment of dividends	371,854	4,135,015	22,597	312,511
Redeemed	(381,607)	(4,935,380)	(250,312)	(3,341,630)
Net increase (decrease)	461,997	$5,272,119	116,262	$1,630,567
Global Fund Class I
Sold	1,401,530	$15,971,596	814,729	$12,513,054
Issued as reinvestment of dividends	18,908,179	76,389,044	2,324,803	33,942,130
Redeemed	(4,678,239)	(38,519,941)	(18,836,865)	(278,356,201)
Net increase (decrease)	15,631,470	$53,840,699	(15,697,333)	$(231,901,017)
Global Fund Class II
Sold	103,583	$686,323	36,326	$558,440
Issued as reinvestment of dividends	2,380,161	10,377,503	124,085	1,862,521
Redeemed	(248,234)	(1,891,030)	(139,227)	(2,127,058)
Net increase (decrease)	2,235,510	$9,172,796	21,184	$293,903
Global Fund Service Class I
Sold	1,405,747	$5,564,461	115,794	$1,716,730
Issued as reinvestment of dividends	2,769,620	10,607,643	132,206	1,901,117
Redeemed	(308,834)	(2,225,843)	(222,281)	(3,225,224)
Net increase (decrease)	3,866,533	$13,946,261	25,719	$392,623
Income & Growth Fund Initial Class
Sold	304,044	$3,552,002	285,316	$3,304,306
Issued as reinvestment of dividends	2,371,695	25,068,815	331,393	3,966,776
Redeemed	(3,087,397)	(34,927,224)	(6,897,198)	(79,098,817)
Net increase (decrease)	(411,658)	$(6,306,407)	(6,280,489)	$(71,827,735)
Income & Growth Fund Service Class
Sold	225,340	$2,505,294	175,639	$2,029,727
Issued as reinvestment of dividends	353,150	3,665,694	41,070	483,810
Redeemed	(487,071)	(5,339,118)	(374,578)	(4,228,253)
Net increase (decrease)	91,419	$831,870	(157,869)	$(1,714,716)
International Equity Fund Class II
Sold	1,706,116	$16,160,334	9,069,663	$101,495,259
Issued as reinvestment of dividends	1,601,802	13,471,151	95,386	1,043,524
Redeemed	(2,448,090)	(22,452,131)	(2,682,521)	(29,216,624)
Net increase (decrease)	859,828	$7,179,354	6,482,528	$73,322,159
International Equity Fund Service Class I
Sold	241,508	$2,072,305	171,454	$1,857,514
Issued as reinvestment of dividends	53,353	444,434	3,620	39,246
Redeemed	(138,751)	(1,232,248)	(114,321)	(1,236,976)
Net increase (decrease)	156,110	$1,284,491	60,753	$659,784
Large Cap Growth Fund Initial Class
Sold	814,657	$10,514,304	5,215,773	$82,059,146
Issued as reinvestment of dividends	1,410,298	15,005,574	1,018,671	15,351,370
Redeemed	(1,840,290)	(21,184,710)	(1,757,405)	(26,173,408)
Net increase (decrease)	384,665	$4,335,168	4,477,039	$71,237,108

Notes to Financial Statements (Continued)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Large Cap Growth Fund Service Class
Sold	154,958	$1,696,088	219,583	$3,134,867
Issued as reinvestment of dividends	206,482	2,077,210	176,765	2,540,115
Redeemed	(230,780)	(2,489,084)	(246,696)	(3,512,946)
Net increase (decrease)	130,660	$1,284,214	149,652	$2,162,036
Managed Volatility Fund Initial Class
Sold	165,548	$2,277,869	456,777	$6,665,778
Issued as reinvestment of dividends	32,402	447,699	74,816	1,116,050
Redeemed	(1,475,682)	(20,478,530)	(1,469,731)	(21,315,336)
Net increase (decrease)	(1,277,732)	$(17,752,962)	(938,138)	$(13,533,508)
Managed Volatility Fund Service Class
Sold	110,763	$1,535,299	76,169	$1,111,406
Issued as reinvestment of dividends	3,088	42,368	12,773	189,127
Redeemed	(376,285)	(5,151,221)	(336,632)	(4,870,897)
Net increase (decrease)	(262,434)	$(3,573,554)	(247,690)	$(3,570,364)
Mid Cap Growth Fund Initial Class
Sold	687,798	$8,871,440	376,598	$6,871,013
Issued as reinvestment of dividends	7,945,026	74,365,442	4,417,734	73,246,023
Redeemed	(3,346,499)	(38,259,533)	(8,013,135)	(149,695,101)
Net increase (decrease)	5,286,325	$44,977,349	(3,218,803)	$(69,578,065)
Mid Cap Growth Fund Service Class
Sold	450,404	$4,923,070	261,708	$4,464,715
Issued as reinvestment of dividends	3,361,951	28,240,386	1,643,671	25,312,531
Redeemed	(1,229,487)	(12,452,152)	(1,095,218)	(18,705,380)
Net increase (decrease)	2,582,868	$20,711,304	810,161	$11,071,866
Mid Cap Value Fund Initial Class
Sold	377,540	$3,953,594	516,336	$6,216,110
Issued as reinvestment of dividends	7,368,826	67,203,690	951,546	11,485,165
Redeemed	(4,248,707)	(47,831,230)	(10,898,765)	(131,002,972)
Net increase (decrease)	3,497,659	$23,326,054	(9,430,883)	$(113,301,697)
Mid Cap Value Fund Service Class
Sold	499,436	$5,432,802	207,527	$2,459,200
Issued as reinvestment of dividends	1,549,756	13,746,334	167,209	1,976,411
Redeemed	(927,277)	(9,903,303)	(790,210)	(9,257,145)
Net increase (decrease)	1,121,915	$9,275,833	(415,474)	$(4,821,534)
Small Cap Growth Equity Fund Initial Class
Sold	792,070	$9,036,817	752,478	$12,451,857
Issued as reinvestment of dividends	4,120,186	37,544,747	1,745,045	26,449,940
Redeemed	(1,931,582)	(20,631,425)	(2,310,590)	(39,579,287)
Net increase (decrease)	2,980,674	$25,950,139	186,933	$(677,490)
Small Cap Growth Equity Fund Service Class
Sold	179,706	$1,819,497	274,287	$4,200,610
Issued as reinvestment of dividends	1,033,055	8,085,294	404,553	5,524,203
Redeemed	(457,312)	(4,310,658)	(314,080)	(4,881,908)
Net increase (decrease)	755,449	$5,594,133	364,760	$4,842,905
Small Company Value Fund Class II
Sold	52,446	$692,652	49,542	$857,690
Issued as reinvestment of dividends	3,691,484	29,347,300	252,697	4,232,677
Redeemed	(648,843)	(7,604,520)	(851,408)	(14,552,025)
Net increase (decrease)	3,095,087	$22,435,432	(549,169)	$(9,461,658)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Small Company Value Fund Service Class I
Sold	164,878	$1,859,929	220,846	$3,680,415
Issued as reinvestment of dividends	2,011,055	14,620,372	120,049	1,927,989
Redeemed	(347,702)	(3,557,370)	(342,502)	(5,649,993)
Net increase (decrease)	1,828,231	$12,922,931	(1,607)	$(41,589)
Small/Mid Cap Value Fund Initial Class
Sold	244,627	$2,824,697	251,132	$3,419,445
Issued as reinvestment of dividends	3,696,222	34,744,483	113,828	1,587,906
Redeemed	(1,738,794)	(19,982,030)	(5,230,139)	(70,112,629)
Net increase (decrease)	2,202,055	$17,587,150	(4,865,179)	$(65,105,278)
Small/Mid Cap Value Fund Service Class
Sold	155,334	$1,750,896	487,440	$6,596,608
Issued as reinvestment of dividends	791,571	7,306,202	17,413	239,776
Redeemed	(320,209)	(3,540,318)	(507,167)	(6,713,263)
Net increase (decrease)	626,696	$5,516,780	(2,314)	$123,121
Sustainable Equity Fund Initial Class
Sold	75,488	$1,533,865	66,627	$1,538,558
Issued as reinvestment of dividends	776,650	14,150,556	291,690	6,904,294
Redeemed	(586,856)	(11,800,582)	(899,707)	(20,806,702)
Net increase (decrease)	265,282	$3,883,839	(541,390)	$(12,363,850)
Sustainable Equity Fund Service Class
Sold	104,841	$2,127,109	245,830	$5,684,791
Issued as reinvestment of dividends	435,107	7,831,922	151,762	3,555,773
Redeemed	(317,920)	(6,105,886)	(334,157)	(7,616,142)
Net increase (decrease)	222,028	$3,853,145	63,435	$1,624,422
Total Return Bond Fund Class II
Sold	2,328,641	$21,378,689	12,039,126	$133,221,787
Issued as reinvestment of dividends	501,842	4,566,764	2,030,600	21,382,221
Redeemed	(7,472,850)	(70,666,494)	(5,702,540)	(62,177,121)
Net increase (decrease)	(4,642,367)	$(44,721,041)	8,367,186	$92,426,887
Total Return Bond Fund Service Class I
Sold	387,364	$3,536,579	900,135	$9,677,022
Issued as reinvestment of dividends	61,613	553,904	288,842	3,001,071
Redeemed	(946,691)	(8,839,844)	(905,850)	(9,732,991)
Net increase (decrease)	(497,714)	$(4,749,361)	283,127	$2,945,102

6.	Federal Income Tax Information

At December 31, 2022, the aggregate cost of investments and the unrealized appreciation/(depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$372,941,627	$2,644,794	$(75,159,565)	$(72,514,771)
Balanced Allocation Fund	422,809,943	3,809,100	(77,825,636)	(74,016,536)
Moderate Allocation Fund	1,544,323,808	15,843,307	(302,330,103)	(286,486,796)
Growth Allocation Fund	1,128,698,369	11,818,742	(218,799,447)	(206,980,705)
Aggressive Allocation Fund	155,336,083	1,416,962	(33,370,253)	(31,953,291)

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MML American Funds Growth Fund	$215,992,644	$—	$(20,452,894)	$(20,452,894)
MML American Funds Core Allocation Fund	781,858,590	4,819,434	(81,033,765)	(76,214,331)
Blue Chip Growth Fund	332,881,017	79,037,625	(49,876,394)	29,161,231
Equity Income Fund	311,666,670	83,755,214	(12,501,232)	71,253,982
Equity Index Fund	338,731,585	234,694,416	(24,743,608)	209,950,808
Focused Equity Fund	277,703,165	45,004,819	(11,794,483)	33,210,336
Foreign Fund	192,694,867	17,902,662	(25,191,375)	(7,288,713)
Fundamental Equity Fund	167,599,090	14,286,063	(12,708,715)	1,577,348
Fundamental Value Fund	140,159,108	33,327,616	(6,059,769)	27,267,847
Global Fund	127,721,574	22,724,994	(9,685,384)	13,039,610
Income & Growth Fund	179,928,305	46,294,921	(9,098,761)	37,196,160
International Equity Fund	243,977,299	9,569,488	(41,040,452)	(31,470,964)
Large Cap Growth Fund	156,255,474	17,483,295	(23,287,000)	(5,803,705)
Managed Volatility Fund	76,474,989	34,162,676	(4,612,745)	29,549,931
Mid Cap Growth Fund	281,736,424	57,667,484	(28,618,875)	29,048,609
Mid Cap Value Fund	298,197,449	13,512,648	(15,420,746)	(1,908,098)
Small Cap Growth Equity Fund	141,630,302	14,731,436	(15,749,353)	(1,017,917)
Small Company Value Fund	88,668,454	2,094,877	(14,715,762)	(12,620,885)
Small/Mid Cap Value Fund	135,857,790	12,534,150	(15,243,563)	(2,709,413)
Sustainable Equity Fund	115,846,395	24,671,652	(9,988,801)	14,682,851
Total Return Bond Fund	428,158,119	944,354	(30,507,379)	(29,563,025)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At December 31, 2022, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Blue Chip Growth Fund	$5,559,994	$—
Foreign Fund	—	2,354,641
Fundamental Equity Fund	815,741	—
International Equity Fund	2,720,330	908,524
Mid Cap Growth Fund	2,158,528	—
Small Cap Growth Equity Fund	12,536,602	—
Total Return Bond Fund	18,733,842	13,571,910

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$12,473,039	$27,529,967
Balanced Allocation Fund	13,376,800	27,763,172
Moderate Allocation Fund	43,264,795	127,631,074
Growth Allocation Fund	25,329,990	110,686,509
Aggressive Allocation Fund	2,644,343	19,549,904
MML American Funds Growth Fund	975,318	50,084,022
MML American Funds Core Allocation Fund	16,557,069	51,312,325
Blue Chip Growth Fund	493,775	82,886,147
Equity Income Fund	12,258,083	50,199,748
Equity Index Fund	8,843,632	38,706,668
Focused Equity Fund	2,937,276	24,850,509
Foreign Fund	7,317,041	13,669,206
Fundamental Equity Fund	6,781,663	25,357,929
Fundamental Value Fund	5,802,738	27,391,896
Global Fund	2,471,607	94,902,583
Income & Growth Fund	4,675,502	24,059,007
International Equity Fund	3,912,311	10,003,274
Large Cap Growth Fund	422,374	16,660,410
Managed Volatility Fund	490,067	—
Mid Cap Growth Fund	13,544,916	89,060,912
Mid Cap Value Fund	30,217,508	50,732,516
Small Cap Growth Equity Fund	12,651,099	32,978,942
Small Company Value Fund	3,960,778	40,006,894
Small/Mid Cap Value Fund	22,601,913	19,448,772
Sustainable Equity Fund	2,294,061	19,688,417
Total Return Bond Fund	5,120,668	—

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$4,127,931	$11,961,897
Balanced Allocation Fund	5,188,953	14,036,425
Moderate Allocation Fund	21,088,797	66,099,435
Growth Allocation Fund	17,313,032	51,905,591
Aggressive Allocation Fund	1,924,724	6,841,452
MML American Funds Growth Fund	—	15,195,901
MML American Funds Core Allocation Fund	12,434,688	22,679,239
Blue Chip Growth Fund	—	59,448,568
Equity Income Fund	10,129,058	7,971,798
Equity Index Fund	10,561,732	30,661,155
Focused Equity Fund	5,363,033	15,304,107
Foreign Fund	6,599,871	—
Fundamental Equity Fund	4,811,850	14,488,730
Fundamental Value Fund	3,270,218	—

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain
Global Fund	$3,475,898	$34,229,870
Income & Growth Fund	4,450,586	—
International Equity Fund	1,082,771	—
Large Cap Growth Fund	1,300,212	16,591,273
Managed Volatility Fund	1,305,177	—
Mid Cap Growth Fund	12,553,859	86,004,695
Mid Cap Value Fund	5,099,259	8,362,317
Small Cap Growth Equity Fund	14,675,515	17,298,628
Small Company Value Fund	465,390	5,695,276
Small/Mid Cap Value Fund	1,827,682	—
Sustainable Equity Fund	1,289,287	9,170,780
Total Return Bond Fund	20,704,098	3,679,194

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2022:

Amount
Conservative Allocation Fund	$61,740
Balanced Allocation Fund	84,315
Moderate Allocation Fund	385,551
Growth Allocation Fund	338,254
Aggressive Allocation Fund	49,958
MML American Funds Core Allocation Fund	314,806
Foreign Fund	434,081
Global Fund	132,763
International Equity Fund	551,617

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2022, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Conservative Allocation Fund	$5,799,329	$24,250,457	$(38,307)	$(72,514,771)	$(42,503,292)
Balanced Allocation Fund	9,929,018	27,458,866	(46,352)	(74,016,536)	(36,675,004)
Moderate Allocation Fund	36,599,979	119,207,061	(172,896)	(286,486,796)	(130,852,652)
Growth Allocation Fund	25,707,982	118,919,501	(135,183)	(206,980,705)	(62,488,405)
Aggressive Allocation Fund	3,429,277	14,914,883	(11,465)	(31,953,291)	(13,620,596)
MML American Funds Growth Fund	3,193,498	34,075,672	(13,551)	(20,452,894)	16,802,725
MML American Funds Core Allocation Fund	25,844,362	76,117,843	(72,073)	(76,214,331)	25,675,801
Blue Chip Growth Fund	—	(5,559,994)	(39,577)	29,161,231	23,561,660
Equity Income Fund	8,767,448	27,527,643	(52,501)	71,254,339	107,496,929
Equity Index Fund	8,761,461	56,184,148	(70,677)	209,950,808	274,825,740
Focused Equity Fund	2,726,455	26,219,015	(12,693)	33,210,335	62,143,112

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Foreign Fund	$2,457,681	$(2,354,641)	$(36,862)	$(7,321,103)	$(7,254,925)
Fundamental Equity Fund	1,408,447	(815,741)	(14,608)	1,577,419	2,155,517
Fundamental Value Fund	2,087,654	9,832,932	(18,799)	27,268,549	39,170,336
Global Fund	1,132,292	8,107,306	(21,691)	13,036,549	22,254,456
Income & Growth Fund	4,486,082	20,989,576	(24,813)	37,196,160	62,647,005
International Equity Fund	2,947,263	(3,628,854)	(12,167)	(31,523,288)	(32,217,046)
Large Cap Growth Fund	—	12,954,129	(15,665)	(5,803,705)	7,134,759
Managed Volatility Fund	3,212,375	15,749,021	(27,035)	29,549,931	48,484,292
Mid Cap Growth Fund	—	(2,158,528)	(44,019)	29,048,609	26,846,062
Mid Cap Value Fund	10,566,992	38,954,024	(47,622)	(1,908,638)	47,564,756
Small Cap Growth Equity Fund	—	(12,536,602)	(28,332)	(1,017,918)	(13,582,852)
Small Company Value Fund	772,380	140,269	(9,715)	(12,620,885)	(11,717,951)
Small/Mid Cap Value Fund	2,790,644	15,138,668	(23,137)	(2,709,413)	15,196,762
Sustainable Equity Fund	1,170,763	41,357,834	(17,877)	14,682,851	57,193,571
Total Return Bond Fund	7,805,951	(32,305,752)	(32,670)	(29,562,991)	(54,095,462)

During the year ended December 31, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$—	$50	$(50)
Balanced Allocation Fund	—	(3,760,222)	3,760,222
Moderate Allocation Fund	—	(16,392,488)	16,392,488
Growth Allocation Fund	—	(13,705,866)	13,705,866
Aggressive Allocation Fund	—	(2,189,561)	2,189,561
MML American Funds Growth Fund	—	(3,436,437)	3,436,437
MML American Funds Core Allocation Fund	—	(13,221,902)	13,221,902
Blue Chip Growth Fund	(1,615,893)	48	1,615,845
Equity Income Fund	—	63,882	(63,882)
Equity Index Fund	—	103,389	(103,389)
Focused Equity Fund	—	(4,518)	4,518
Foreign Fund	—	(305,465)	305,465
Fundamental Equity Fund	(201)	349,071	(348,870)
Fundamental Value Fund	—	1,832	(1,832)
Global Fund	—	15,355	(15,355)
Income & Growth Fund	—	106,285	(106,285)
International Equity Fund	—	10,910	(10,910)
Large Cap Growth Fund	(255,423)	—	255,423
Managed Volatility Fund	—	20,503	(20,503)
Mid Cap Growth Fund	(1,015,375)	(962)	1,016,337
Mid Cap Value Fund	—	(1,580,144)	1,580,144
Small Cap Growth Equity Fund	(63,235)	(18,107)	81,342
Small Company Value Fund	(11)	(71,007)	71,018
Small/Mid Cap Value Fund	13,259	95,801	(109,060)
Sustainable Equity Fund	(29)	(925,089)	925,118
Total Return Bond Fund	—	(349,855)	349,855

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at December 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2022, was as follows:

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/22	Number of Shares Held as of 12/31/22	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$18,878,130	$5,311,344	$(2,357,976)	$(10,222,435)	$(186,478)	$11,422,585	1,067,531	$—	$2,628,974
MML Dynamic Bond Fund, Class II	46,152,132	3,729,983	(7,530,451)	(6,789,602)	(901,578)	34,660,484	4,165,924	1,472,279	—
MML Equity Income Fund, Initial Class	13,865,662	2,538,685	(1,988,657)	(2,719,888)	291,682	11,987,484	1,186,880	221,224	1,726,502
MML Equity Index Fund, Class III	323,786	—	(306,837)	(73,671)	56,722	—	—	—	—
MML Focused Equity Fund, Class II	23,344,555	3,810,463	(8,115,727)	(4,173,738)	1,224,186	16,089,739	2,222,340	148,379	1,358,215
MML Foreign Fund, Initial Class	7,767,047	1,143,310	(1,504,411)	(1,730,442)	(47,157)	5,628,347	676,484	231,742	431,693
MML Fundamental Equity Fund, Class II	14,509,139	2,501,840	(2,533,417)	(4,920,155)	188,061	9,745,468	1,165,726	65,485	1,813,911
MML Fundamental Value Fund, Class II	11,875,092	2,513,915	(1,759,508)	(2,648,945)	80,152	10,060,706	878,664	105,731	1,897,673
MML Global Fund, Class I	7,284,169	10,982,046	(3,082,468)	(5,139,754)	(1,866,562)	8,177,431	2,044,358	130,779	5,717,299
MML High Yield Fund, Class II	3,198,901	328,083	(1,993,585)	(318,210)	(174,483)	1,040,706	127,538	164,368	—
MML Income & Growth Fund, Initial Class	11,443,113	1,792,480	(2,595,029)	(1,828,135)	449,915	9,262,344	856,039	150,962	1,149,191
MML Inflation-Protected and Income Fund, Initial Class	15,378,186	1,804,967	(6,120,361)	(2,278,421)	(577,687)	8,206,684	946,561	298,323	838,797
MML International Equity Fund, Class II	14,566,592	2,563,473	(1,872,902)	(3,148,078)	55,831	12,164,916	1,385,526	146,985	669,354
MML Large Cap Growth Fund, Initial Class	10,689,895	1,200,386	(1,449,137)	(3,675,500)	42,848	6,808,492	694,036	1	776,046
MML Managed Bond Fund, Initial Class	84,781,807	6,942,782	(13,255,875)	(14,540,030)	(674,899)	63,253,785	5,967,671	2,177,864	728,752
MML Mid Cap Growth Fund, Initial Class	9,792,436	3,178,900	(1,428,048)	(4,670,261)	(15,170)	6,857,857	780,189	—	2,218,484
MML Mid Cap Value Fund, Initial Class	7,344,208	2,076,957	(1,084,171)	(2,174,970)	322,304	6,484,328	707,124	141,573	1,611,453
MML Short-Duration Bond Fund, Class II	20,222,310	1,553,397	(4,899,572)	(1,682,795)	(389,729)	14,803,611	1,711,400	532,150	—
MML Small Cap Growth Equity Fund, Initial Class	1,016,603	294,549	(330,208)	(370,180)	(45,020)	565,744	67,168	—	196,103
MML Small Company Value Fund, Class II	4,263,155	2,033,859	(621,824)	(2,196,286)	(259,470)	3,219,434	433,302	6,619	1,841,289
MML Small/Mid Cap Value Fund, Initial Class	2,213,947	619,657	(342,443)	(917,099)	62,899	1,636,961	184,343	22,745	494,751
MML Strategic Emerging Markets Fund, Class II	3,715,182	2,450,953	(602,683)	(1,775,998)	(566,029)	3,221,425	666,962	113,503	1,150,790
MML Total Return Bond Fund, Class II	55,603,249	9,497,389	(11,328,653)	(7,635,526)	(1,054,179)	45,082,280	5,134,656	762,647	—
	$388,229,296	$68,869,418	$(77,103,943)	$(85,630,119)	$(3,983,841)	$290,380,811		$6,893,359	$27,249,277

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/22	Number of Shares Held as of 12/31/22	Dividend Income	Realized Gains Distributions
Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$26,815,070	$3,549,913	$(2,757,517)	$(13,249,167)	$(260,933)	$14,097,366	1,317,511	$—	$3,267,203
MML Dynamic Bond Fund, Class II	47,473,621	2,143,287	(6,293,761)	(7,220,945)	(666,018)	35,436,184	4,259,157	1,504,969	—
MML Equity Income Fund, Initial Class	18,695,294	2,837,397	(2,319,739)	(3,412,199)	145,189	15,945,942	1,578,806	295,449	2,305,762
MML Equity Index Fund, Class III	588,392	—	(557,592)	(125,638)	94,838	—	—	—	—
MML Focused Equity Fund, Class II	30,754,605	7,114,843	(4,703,044)	(4,812,498)	749,893	29,103,799	4,019,862	259,330	2,373,812
MML Foreign Fund, Initial Class	10,706,884	1,075,626	(1,748,529)	(2,217,567)	(246,783)	7,569,631	909,811	314,756	586,331
MML Fundamental Equity Fund, Class II	19,761,204	2,767,484	(2,905,074)	(6,727,236)	296,407	13,192,785	1,578,084	88,199	2,443,120
MML Fundamental Value Fund, Class II	15,252,771	2,747,963	(2,061,745)	(3,013,490)	(265,535)	12,659,964	1,105,674	133,880	2,402,884
MML Global Fund, Class I	14,083,881	11,955,429	(3,573,768)	(8,767,790)	(2,065,255)	11,632,497	2,908,124	188,344	8,233,880
MML High Yield Fund, Class II	3,437,409	219,427	(912,022)	(501,929)	(47,610)	2,195,275	269,029	178,807	—
MML Income & Growth Fund, Initial Class	15,201,327	1,888,410	(2,933,345)	(2,191,149)	359,394	12,324,637	1,139,061	198,203	1,508,817
MML Inflation-Protected and Income Fund, Initial Class	15,731,738	1,220,155	(4,771,386)	(2,931,330)	25,153	9,274,330	1,069,704	273,600	769,281
MML International Equity Fund, Class II	22,956,392	1,910,861	(2,196,430)	(4,764,385)	54,848	17,961,286	2,045,705	216,242	984,742
MML Large Cap Growth Fund, Initial Class	15,224,548	1,270,190	(1,690,167)	(5,348,377)	167,026	9,623,220	980,960	—	1,097,456
MML Managed Bond Fund, Initial Class	85,697,030	3,948,487	(13,074,788)	(14,059,495)	(1,115,021)	61,396,213	5,792,419	2,120,388	709,519
MML Mid Cap Growth Fund, Initial Class	12,915,451	3,436,113	(1,666,152)	(5,605,300)	(445,085)	8,635,027	982,369	—	2,814,288
MML Mid Cap Value Fund, Initial Class	10,856,755	2,713,543	(1,264,927)	(2,841,616)	98,277	9,562,032	1,042,752	208,760	2,376,187
MML Short-Duration Bond Fund, Class II	21,086,825	807,930	(5,342,032)	(1,640,201)	(492,320)	14,420,202	1,667,075	519,823	—
MML Small Cap Growth Equity Fund, Initial Class	1,618,629	352,750	(389,065)	(604,207)	(64,641)	913,466	108,452	—	313,182
MML Small Company Value Fund, Class II	5,263,639	2,313,275	(721,703)	(2,745,094)	(244,122)	3,865,995	520,322	8,022	2,231,891
MML Small/Mid Cap Value Fund, Initial Class	3,072,382	752,214	(401,225)	(1,229,568)	49,339	2,243,142	252,606	31,267	680,148
MML Strategic Emerging Markets Fund, Class II	4,495,858	1,160,088	(701,592)	(1,778,010)	(482,867)	2,693,477	557,656	97,807	991,654
MML Total Return Bond Fund, Class II	56,561,333	3,597,819	(7,798,332)	(8,027,794)	(899,469)	43,433,557	4,946,874	802,303	—
	$458,251,038	$59,783,204	$(70,783,935)	$(103,814,985)	$(5,255,295)	$338,180,027		$7,440,149	$36,090,157

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/22	Number of Shares Held as of 12/31/22	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$119,078,373	$23,650,122	$(13,656,358)	$(60,228,971)	$(2,495,653)	$66,347,513	6,200,702	$—	$15,500,023
MML Dynamic Bond Fund, Class II	136,034,260	4,436,613	(19,554,878)	(20,284,691)	(1,955,813)	98,675,491	11,860,035	4,238,379	—
MML Equity Income Fund, Initial Class	85,186,498	11,783,736	(11,507,877)	(14,521,222)	(88,468)	70,852,667	7,015,116	1,324,829	10,339,347
MML Equity Index Fund, Class III	2,570,749	—	(2,436,178)	(549,851)	415,280	—	—	—	—
MML Focused Equity Fund, Class II	150,519,148	13,866,870	(21,261,297)	(22,444,503)	3,557,395	124,237,613	17,159,891	1,106,812	10,131,371
MML Foreign Fund, Initial Class	48,011,592	4,004,341	(8,746,818)	(10,575,892)	(208,785)	32,484,438	3,904,380	1,372,240	2,556,228
MML Fundamental Equity Fund, Class II	91,989,309	11,712,769	(13,451,414)	(29,551,086)	44,686	60,744,264	7,266,060	404,270	11,198,230
MML Fundamental Value Fund, Class II	73,990,776	12,284,564	(10,202,997)	(14,724,025)	(987,691)	60,360,627	5,271,671	642,445	11,530,615
MML Global Fund, Class I	68,406,406	30,084,477	(17,948,368)	(32,792,551)	(8,382,258)	39,367,706	9,841,926	662,996	28,984,377
MML High Yield Fund, Class II	12,424,398	776,464	(3,173,394)	(1,787,257)	(353,793)	7,886,418	966,473	764,202	—
MML Income & Growth Fund, Initial Class	70,525,048	7,877,241	(12,571,714)	(9,886,551)	1,561,149	57,505,173	5,314,711	905,332	6,891,809
MML Inflation-Protected and Income Fund, Initial Class	42,813,623	3,269,670	(11,477,355)	(7,984,564)	(118,536)	26,502,838	3,056,844	844,875	2,375,538
MML International Equity Fund, Class II	106,431,468	11,074,042	(10,814,263)	(21,498,572)	(570,210)	84,622,465	9,638,094	1,024,942	4,667,482
MML Large Cap Growth Fund, Initial Class	66,912,533	4,821,877	(8,387,390)	(23,467,893)	1,046,118	40,925,245	4,171,788	—	4,732,009
MML Managed Bond Fund, Initial Class	245,507,034	8,542,208	(34,434,792)	(40,520,731)	(2,706,378)	176,387,341	16,641,243	6,148,446	2,057,379
MML Mid Cap Growth Fund, Initial Class	59,752,007	12,977,869	(8,283,138)	(24,074,230)	(2,905,403)	37,467,105	4,262,469	—	12,374,547
MML Mid Cap Value Fund, Initial Class	48,295,182	11,359,111	(6,294,749)	(12,128,800)	144,104	41,374,848	4,511,979	912,144	10,382,408
MML Short-Duration Bond Fund, Class II	60,746,848	1,803,831	(11,764,637)	(5,145,600)	(1,152,430)	44,488,012	5,143,123	1,714,981	—
MML Small Cap Growth Equity Fund, Initial Class	10,801,917	2,192,302	(1,938,299)	(4,030,385)	(513,628)	6,511,907	773,130	—	2,172,438
MML Small Company Value Fund, Class II	26,754,460	11,343,235	(3,580,284)	(13,993,246)	(1,089,608)	19,434,557	2,615,687	40,501	11,265,972
MML Small/Mid Cap Value Fund, Initial Class	15,358,966	3,549,714	(1,980,025)	(5,851,261)	4,006	11,081,400	1,247,905	155,124	3,374,295
MML Strategic Emerging Markets Fund, Class II	22,136,448	9,339,671	(3,497,954)	(10,679,236)	(1,649,605)	15,649,324	3,240,026	566,195	5,740,622
MML Total Return Bond Fund, Class II	163,083,343	9,746,147	(36,201,222)	(20,766,644)	(3,135,540)	112,726,084	12,838,962	1,988,273	—
	$1,727,330,386	$210,496,874	$(273,165,401)	$(407,487,762)	$(21,541,061)	$1,235,633,036		$24,816,986	$156,274,690

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/22	Number of Shares Held as of 12/31/22	Dividend Income	Realized Gains Distributions
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$101,175,724	$21,261,535	$(7,785,807)	$(52,940,883)	$(1,331,213)	$60,379,356	5,642,930	$—	$13,704,359
MML Dynamic Bond Fund, Class II	61,776,329	2,457,721	(6,185,161)	(9,708,744)	(602,483)	47,737,662	5,737,700	2,000,619	—
MML Equity Income Fund, Initial Class	71,688,995	10,644,961	(6,660,302)	(12,112,198)	(549,831)	63,011,625	6,238,775	1,153,987	9,006,048
MML Equity Index Fund, Class III	2,421,041	—	(2,294,307)	(519,159)	392,425	—	—	—	—
MML Focused Equity Fund, Class II	113,058,200	14,412,399	(12,248,400)	(16,580,032)	2,040,936	100,683,103	13,906,506	875,303	8,012,213
MML Foreign Fund, Initial Class	39,542,796	3,825,164	(5,259,901)	(8,984,876)	(136,187)	28,986,996	3,484,014	1,196,256	2,228,404
MML Fundamental Equity Fund, Class II	80,360,265	11,080,010	(9,941,011)	(27,217,183)	782,845	55,064,926	6,586,714	368,104	10,196,457
MML Fundamental Value Fund, Class II	61,906,708	10,958,532	(5,823,729)	(13,182,509)	(343,730)	53,515,272	4,673,823	556,312	9,984,700
MML Global Fund, Class I	53,002,880	33,418,809	(10,997,967)	(32,161,974)	(4,873,102)	38,388,646	9,597,161	625,233	27,333,457
MML High Yield Fund, Class II	4,657,790	334,719	(433,352)	(807,064)	(22,601)	3,729,492	457,046	300,840	—
MML Income & Growth Fund, Initial Class	60,362,634	7,336,485	(7,491,366)	(7,500,431)	200,765	52,908,087	4,889,842	804,223	6,122,128
MML Inflation-Protected and Income Fund, Initial Class	20,725,646	1,614,773	(5,299,659)	(3,885,735)	134,069	13,289,094	1,532,767	387,772	1,090,298
MML International Equity Fund, Class II	90,146,881	11,819,914	(6,002,654)	(17,242,918)	(1,143,975)	77,577,248	8,835,677	894,447	4,073,225
MML Large Cap Growth Fund, Initial Class	56,371,209	12,107,966	(4,814,875)	(21,661,003)	534,621	42,537,918	4,336,179	—	4,760,607
MML Managed Bond Fund, Initial Class	112,318,571	4,025,441	(27,989,649)	(17,412,853)	(1,022,234)	69,919,276	6,596,526	2,402,157	803,804
MML Mid Cap Growth Fund, Initial Class	50,540,072	11,926,390	(4,805,598)	(21,934,028)	(1,559,827)	34,167,009	3,887,032	—	10,975,367
MML Mid Cap Value Fund, Initial Class	40,109,326	9,956,960	(3,645,511)	(10,224,679)	(29,826)	36,166,270	3,943,977	782,610	8,907,989
MML Short-Duration Bond Fund, Class II	28,358,715	1,005,406	(3,798,866)	(2,631,356)	(331,709)	22,602,190	2,612,970	798,570	—
MML Small Cap Growth Equity Fund, Initial Class	11,808,558	2,652,216	(1,124,604)	(4,793,548)	(440,870)	8,101,752	961,885	—	2,570,027
MML Small Company Value Fund, Class II	26,739,054	11,999,510	(2,081,636)	(15,186,811)	(517,792)	20,952,325	2,819,963	42,438	11,804,988
MML Small/Mid Cap Value Fund, Initial Class	12,052,462	2,941,162	(1,154,792)	(4,619,299)	(78,230)	9,141,303	1,029,426	125,560	2,731,213
MML Strategic Emerging Markets Fund, Class II	18,206,002	7,499,211	(2,074,691)	(9,137,173)	(943,209)	13,550,140	2,805,412	479,764	4,864,301
MML Total Return Bond Fund, Class II	75,444,836	1,520,812	(12,547,839)	(10,189,997)	(1,041,229)	53,186,583	6,057,697	970,353	—
	$1,192,774,694	$194,800,096	$(150,461,677)	$(320,634,453)	$(10,882,387)	$905,596,273		$14,764,548	$139,169,585

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/22	Number of Shares Held as of 12/31/22	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$17,179,439	$4,240,645	$(1,949,699)	$(8,871,161)	$(490,769)	$10,108,455	944,715	$—	$2,387,962
MML Dynamic Bond Fund, Class II	3,208,185	207,325	(539,395)	(467,994)	(66,394)	2,341,727	281,458	103,153	—
MML Equity Income Fund, Initial Class	11,529,611	1,942,396	(1,636,730)	(1,924,788)	(129,521)	9,780,968	968,413	186,057	1,452,043
MML Equity Index Fund, Class III	348,718	—	(330,464)	(72,123)	53,869	—	—	—	—
MML Focused Equity Fund, Class II	20,203,154	3,188,946	(2,773,257)	(3,121,749)	463,078	17,960,172	2,480,687	159,679	1,461,641
MML Foreign Fund, Initial Class	6,387,202	800,328	(1,222,398)	(1,411,932)	(92,714)	4,460,486	536,116	194,064	361,506
MML Fundamental Equity Fund, Class II	12,811,706	2,006,208	(2,764,937)	(4,131,229)	(99,887)	7,821,861	935,629	58,796	1,628,660
MML Fundamental Value Fund, Class II	10,392,476	2,042,807	(1,456,336)	(2,083,416)	(205,642)	8,689,889	758,942	93,865	1,684,686
MML Global Fund, Class I	3,841,463	2,887,804	(2,487,091)	(230,725)	(2,274,471)	1,736,980	434,245	39,585	1,730,552
MML High Yield Fund, Class II	644,392	50,910	(35,731)	(115,621)	(2,512)	541,438	66,353	43,387	—
MML Income & Growth Fund, Initial Class	10,036,146	1,408,622	(1,507,466)	(1,105,809)	(128,933)	8,702,560	804,303	134,313	1,022,456
MML Inflation-Protected and Income Fund, Initial Class	924,296	62,398	(653,337)	(35,990)	(57,690)	239,677	27,644	8,296	23,325
MML International Equity Fund, Class II	14,964,880	2,213,387	(1,561,852)	(2,773,864)	(299,087)	12,543,464	1,428,641	141,838	645,919
MML Large Cap Growth Fund, Initial Class	9,864,502	2,581,585	(1,195,096)	(3,845,776)	59,128	7,464,343	760,891	—	862,676
MML Managed Bond Fund, Initial Class	7,994,965	388,231	(2,948,882)	(1,000,525)	(182,552)	4,251,237	401,082	151,755	50,780
MML Mid Cap Growth Fund, Initial Class	8,384,819	4,389,447	(1,174,025)	(4,058,753)	(562,951)	6,978,537	793,918	—	2,302,982
MML Mid Cap Value Fund, Initial Class	6,773,808	1,812,079	(891,629)	(1,682,372)	(66,916)	5,944,970	648,306	132,882	1,512,514
MML Short-Duration Bond Fund, Class II	2,517,949	122,997	(245,633)	(244,212)	(25,665)	2,125,436	245,715	75,804	—
MML Small Cap Growth Equity Fund, Initial Class	2,303,388	560,530	(272,706)	(923,156)	(108,669)	1,559,387	185,139	—	509,611
MML Small Company Value Fund, Class II	4,246,531	1,979,671	(509,978)	(2,257,092)	(240,947)	3,218,185	433,134	6,749	1,877,515
MML Small/Mid Cap Value Fund, Initial Class	1,913,833	507,256	(282,396)	(678,190)	(70,054)	1,390,449	156,582	19,974	434,477
MML Strategic Emerging Markets Fund, Class II	3,136,291	892,849	(492,324)	(1,300,926)	(322,577)	1,913,313	396,131	71,576	725,702
MML Total Return Bond Fund, Class II	3,999,052	165,462	(1,665,851)	(246,031)	(269,435)	1,983,197	225,877	39,491	—
	$163,606,806	$34,451,883	$(28,597,213)	$(42,583,434)	$(5,121,311)	$121,756,731		$1,661,264	$20,675,007

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

11.	Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds Core Allocation Fund, MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML Sustainable Equity Fund (formerly known as “MML Growth & Income Fund”), and MML Total Return Bond Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds of MML Series Investment Fund, including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agents, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 22, 2023

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	110

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	110

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	110

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MassMutual).	110

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	110

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Lead Director (2015-2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	110

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	110

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	112^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	110

Director (since 2016), MML

Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				112^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016- 2019), State Street Global Advisors; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

110
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

110
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

110
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	110
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company);Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

110

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

110
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

110

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2022, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	12.13%
Balanced Allocation Fund	15.29%
Moderate Allocation Fund	22.39%
Growth Allocation Fund	30.73%
Aggressive Allocation Fund	47.34%
MML American Funds Growth Fund	100%
MML American Funds Core Allocation Fund	41.06%
Blue Chip Growth Fund	100%
Equity Income Fund	71.30%
Equity Index Fund	100%
Focused Equity Fund	100%
Fundamental Equity Fund	36.38%
Fundamental Value Fund	49.46%
Global Fund	69.34%
Income & Growth Fund	94.12%
International Equity Fund	0.05%
Large Cap Growth Fund	100%
Managed Volatility Fund	100%
Mid Cap Growth Fund	14.42%
Mid Cap Value Fund	22.44%
Small Cap Growth Equity Fund	6.56%
Small Company Value Fund	22.19%
Small/Mid Cap Value Fund	12.83%
Sustainable Equity Fund	69.18%

For the year ended December 31, 2022, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$367,506
Balanced Allocation Fund	539,695
Moderate Allocation Fund	2,430,757
Growth Allocation Fund	2,170,585
Aggressive Allocation Fund	321,271
MML American Funds Core Allocation Fund	1,380,386
Foreign Fund	5,089,261
Global Fund	903,356
International Equity Fund	3,941,747

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in December 2022, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to make changes to the existing subadvisory agreement with Harris Associates L.P. (“Harris”) for the International Equity Fund in order to exclude all cash from the assets of the International Equity Fund on which Harris is paid. In arriving at their decision, the Trustees discussed the fees payable to Harris by MML Advisers under the amended subadvisory agreement and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement is not excessive and the subadvisory fee amount under the amended subadvisory agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on January 1, 2023.

Also at their meeting in December 2022, the Trustees, including the Independent Trustees, reviewed and approved a new subadvisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) for the Foreign Fund (the “New Subadvisory Agreement”) due to an expected change in control of TSW which would cause the prior subadvisory agreement with TSW to terminate. The Trustees considered, among other things, that the New Subadvisory Agreement would not result in any changes in the fees payable by the Fund or MML Advisers and that the services provided by TSW as well as the personnel providing such services would remain unchanged. The Trustees concluded that the New Subadvisory Agreement is in the best interests of the Fund and its shareholders. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the New Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Subadvisory Agreement became effective on January 23, 2023.

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment dates of June 9, 2022, July 28, 2022, August 18, 2022, and August 19, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	836,355,491.101	819,239,879.174	97.063%	17,115,611.927	2.027%
Nabil N. El-Hage	836,355,491.101	820,023,997.857	97.156%	16,331,493.244	1.934%
Michael R. Fanning	836,355,491.101	820,349,272.325	97.194%	16,006,218.776	1.896%
Maria D. Furman	836,355,491.101	818,355,990.457	96.958%	17,999,500.644	2.132%
R. Bradford Malt	836,355,491.101	819,735,779.473	97.122%	16,619,711.628	1.969%
C. Ann Merrifield	836,355,491.101	818,406,703.737	96.964%	17,948,787.364	2.126%
Clifford M. Noreen	836,355,491.101	820,407,214.709	97.201%	15,948,276.392	1.889%
Cynthia R. Plouché	836,355,491.101	818,750,862.042	97.005%	17,604,629.059	2.085%
Jason J. Price	836,355,491.101	820,393,954.933	97.200%	15,961,536.168	1.891%
Susan B. Sweeney	836,355,491.101	818,772,013.146	97.008%	17,583,477.955	2.083%

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To liquidate the MML American Funds International Fund and distribute the liquidation proceeds to an affiliated money market fund.

This matter was approved by the Fund’s shareholders on August 19, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
MML American Funds International Fund	5,690,970.412	5,402,760.563	94.843%	116,011.577	2.037%	172,198.272	3.022%

Other Information (Unaudited) (Continued)

Proposal 3:	To change the status of certain Funds from diversified funds to non-diversified funds.

This matter was approved by the following Fund’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	29,066,255.075	27,557,765.389	94.087%	1,099,245.855	3.753%	409,243.831	1.397%

This matter was approved by the following Fund’s shareholders on August 19, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Large Cap Growth Fund	14,637,642.964	13,730,519.545	93.787%	427,700.868	2.921%	479,422.551	3.274%

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2022:

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.14%	$997.00	$0.70	$1,024.50	$0.71
Service Class	1,000	0.39%	996.00	1.96	1,023.20	1.99
Balanced Allocation Fund
Initial Class	1,000	0.14%	1,004.10	0.71	1,024.50	0.71
Service Class	1,000	0.39%	1,003.10	1.97	1,023.20	1.99
Moderate Allocation Fund
Initial Class	1,000	0.12%	1,012.60	0.61	1,024.60	0.61
Service Class	1,000	0.37%	1,011.40	1.88	1,023.30	1.89
Growth Allocation Fund
Initial Class	1,000	0.12%	1,021.90	0.61	1,024.60	0.61
Service Class	1,000	0.37%	1,021.20	1.88	1,023.30	1.89
Aggressive Allocation Fund
Initial Class	1,000	0.18%	1,031.40	0.92	1,024.30	0.92
Service Class	1,000	0.43%	1,029.80	2.20	1,023.00	2.19

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MML American Funds Growth Fund
Service Class I**	$1,000	1.04%	$996.70	$5.23	$1,020.00	$5.30
MML American Funds Core Allocation Fund
Service Class I	1,000	0.61%	1,015.90	3.10	1,022.10	3.11
Blue Chip Growth Fund
Initial Class	1,000	0.79%	934.30	3.85	1,021.20	4.02
Service Class	1,000	1.04%	932.90	5.07	1,020.00	5.30
Equity Income Fund
Initial Class	1,000	0.77%	1,053.70	3.99	1,021.30	3.92
Service Class	1,000	1.02%	1,052.50	5.28	1,020.10	5.19
Equity Index Fund
Class I	1,000	0.43%	1,020.50	2.19	1,023.00	2.19
Class II	1,000	0.28%	1,021.60	1.43	1,023.80	1.43
Class III	1,000	0.13%	1,022.20	0.66	1,024.60	0.66
Service Class I	1,000	0.68%	1,019.10	3.46	1,021.80	3.47
Focused Equity Fund
Class II	1,000	0.87%	1,069.00	4.54	1,020.80	4.43
Service Class I	1,000	1.12%	1,066.40	5.83	1,019.60	5.70
Foreign Fund
Initial Class	1,000	0.94%	1,051.30	4.86	1,020.50	4.79
Service Class	1,000	1.20%	1,049.10	6.20	1,019.20	6.11
Fundamental Equity Fund
Class II	1,000	0.83%	1,020.40	4.23	1,021.00	4.23
Service Class I	1,000	1.08%	1,018.70	5.50	1,019.80	5.50
Fundamental Value Fund
Class II	1,000	0.80%	1,067.80	4.17	1,021.20	4.08
Service Class I	1,000	1.05%	1,066.80	5.47	1,019.90	5.35
Global Fund
Class I	1,000	0.84%	1,041.80	4.32	1,021.00	4.28
Class II	1,000	0.84%	1,043.60	4.33	1,021.00	4.28
Service Class I	1,000	1.09%	1,041.60	5.61	1,019.70	5.55
Income & Growth Fund
Initial Class	1,000	0.71%	1,083.30	3.73	1,021.60	3.62
Service Class	1,000	0.96%	1,080.90	5.04	1,020.40	4.89
International Equity Fund
Class II	1,000	1.02%	1,053.40	5.28	1,020.10	5.19
Service Class I	1,000	1.27%	1,051.90	6.57	1,018.80	6.46
Large Cap Growth Fund
Initial Class	1,000	0.76%	1,016.50	3.86	1,021.40	3.87
Service Class	1,000	1.01%	1,015.30	5.13	1,020.10	5.14
Managed Volatility Fund
Initial Class	1,000	1.18%	1,003.20	5.96	1,019.30	6.01
Service Class	1,000	1.43%	1,002.00	7.22	1,018.00	7.27
Mid Cap Growth Fund
Initial Class	1,000	0.82%	1,038.70	4.21	1,021.10	4.18
Service Class	1,000	1.07%	1,037.80	5.50	1,019.80	5.45
Mid Cap Value Fund
Initial Class	1,000	0.91%	1,072.80	4.75	1,020.60	4.63
Service Class	1,000	1.16%	1,071.40	6.06	1,019.40	5.90

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Growth Equity Fund
Initial Class	$1,000	1.13%	$1,041.00	$5.81	$1,019.50	$5.75
Service Class	1,000	1.38%	1,039.70	7.09	1,018.20	7.02
Small Company Value Fund
Class II	1,000	0.95%	1,021.60	4.84	1,020.40	4.84
Service Class I	1,000	1.20%	1,019.40	6.11	1,019.20	6.11
Small/Mid Cap Value Fund
Initial Class	1,000	0.86%	1,050.80	4.45	1,020.90	4.38
Service Class	1,000	1.11%	1,049.30	5.73	1,019.60	5.65
Sustainable Equity Fund
Initial Class	1,000	0.59%	1,042.20	3.04	1,022.20	3.01
Service Class	1,000	0.84%	1,040.80	4.32	1,021.00	4.28
Total Return Bond Fund
Class II	1,000	0.65%	963.40	3.22	1,021.90	3.31
Service Class I	1,000	0.90%	962.90	4.45	1,020.70	4.58

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2022, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202403-304048

American Funds Insurance Series® Annual report for the year ended December 31, 2022

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

51	Global Small Capitalization Fund

58	Growth Fund

65	International Fund

70	New World Fund®

84	Washington Mutual Investors Fund

89	Capital World Growth and Income Fund®

97	Growth-Income Fund

103	International Growth and Income Fund

109	Capital Income Builder®

127	Asset Allocation Fund

160	American Funds® Global Balanced Fund

176	The Bond Fund of America®

206	Capital World Bond Fund®

226	American High-Income Trust®

245	American Funds Mortgage Fund®

252	Ultra-Short Bond Fund

254	U.S. Government Securities Fund®

263	Managed Risk Growth Fund

265	Managed Risk International Fund

267	Managed Risk Washington Mutual Investors Fund

269	Managed Risk Growth-Income Fund

271	Managed Risk Asset Allocation Fund

273	Financial statements

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® for the year ended December 31, 2022.

Regarding the investment environment, global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

European stocks declined as record-high inflation, rising interest rates and the Ukraine invasion combined to hammer the eurozone economy. Gross domestic product growth in the 19-member eurozone decelerated throughout the year, falling to 0.3% in the third quarter from 0.6% in the first quarter. Political turmoil also weighed on markets amid contentious leadership changes in Italy and the United Kingdom. Despite a strong fourth-quarter rally in European stocks, the MSCI Europe Index3 finished the full year down by 15.06%.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. Overall, the MSCI Emerging Markets Index4 slid 20.09%.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index5 lost 12.46% in one of the worst bond market

Past results are not predictive of results in future periods.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes. Source: MSCI.

[1]	Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[4]	Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.
[5]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

American Funds Insurance Series	1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield rose 237 basis points to 3.88%. In this environment, investment-grade (BBB/ Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index6 was down 15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 fell by 11.18%, while the Bloomberg Municipal Bond Index8 declined 8.53%.

In foreign exchange markets a strong U.S. dollar grew stronger for much of the year, particularly as the Fed raised rates at a faster pace than some other central banks, though there was some reversal of its strength in the last two months of the year. The dollar posted gains of 6.6% and 14.6% against the euro and the yen, respectively.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy, and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past decade, but is likely to gently decline over the coming year from the 6.5% mark, published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 13, 2023

Past results are not predictive of results in future periods.

[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2023, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund declined 24.54% for the 12 months ended December 31, 2022, compared with a decrease of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the fund, stock selection in the consumer discretionary sector was the top contributor to relative returns. A larger-than-index position in health care firm Cigna was among the top individual contributors to the fund, with returns that outpaced the broader market. On the downside, stock selections within the information technology sector weighed on results. Netherlands-based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.

On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	–24.54%	7.33%	10.43%	9.57%	0.52%	0.41%
Class 1A	–24.73	7.07	10.16	9.30	0.77	0.66
Class 2	–24.74	7.06	10.15	9.30	0.77	0.66
Class 4	–24.92	6.80	9.92	9.04	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 29.37% for the 12 months ended December 31, 2022. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, declined 18.67%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selection within the health care sector was a positive contributor to relative returns. A larger-than-index investment in medical technology firm Haemonetics was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector weighed on returns. Within individual securities, India-based cloud platform provider Tanla Platforms was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in Hong Kong and Korea were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

In a turbulent year for markets across the board, the fund’s results for the past 12 months have been disappointing. However, with analysts’ full-time return to the road after COVID-19-related pauses, fund managers remain confident in the primary research capabilities underpinning investment decisions, and optimistic for the outlook ahead. While cognizant of the possibility of recession in the short term, managers remain committed to investing in companies with long-term potential.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	–29.37%	3.05%	7.10%	8.39%	0.70%	0.66%
Class 1A	–29.54	2.80	6.84	8.13	0.95	0.91
Class 2	–29.55	2.79	6.84	8.13	0.95	0.91
Class 4	–29.69	2.54	6.58	7.86	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund declined 29.75% for the 12 months ended December 31, 2022, compared with a decrease of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selection within the materials sector was the top contributor to relative returns. A position in energy industry firm Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the communication services sector weighed on results. A position in Tesla was the top individual detractor to returns.

The overall uncertain economic environment and challenges of inflation are very real concerns. The fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–29.75%	11.42%	13.93%	12.65%	0.34%
Class 1A	–29.93	11.14	13.65	12.37	0.59
Class 2	–29.94	11.14	13.64	12.37	0.59
Class 3	–29.89	11.22	13.72	12.45	0.52
Class 4	–30.11	10.86	13.38	12.09	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 20.57% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, stock selection within the energy sector boosted relative returns. Within individual securities, a higher-than-index position in Petroleo Brasileiro was a top contributor as the stock significantly outpaced the market overall. On the downside, stock selection within the information technology sector dragged on returns. A larger-than-index position in South Korean chipmaker SK Hynix was among the top individual detractors.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. In this uncertain environment, the fund’s managers endeavor to maintain a portfolio with a healthy balance of well-managed companies across sectors.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	–20.57%	–0.78%	4.18%	7.07%	0.53%
Class 1A	–20.80	–1.03	3.92	6.80	0.78
Class 2	–20.79	–1.03	3.92	6.80	0.78
Class 3	–20.76	–0.97	3.98	6.87	0.71
Class 4	–21.02	–1.29	3.67	6.54	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 21.86% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 18.36%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), fell by 20.09%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, the Federal Reserve’s aggressive interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. However, a few countries, including Brazil, were able to separate from the group by benefiting from some stronger fundamentals.

Within the portfolio, a higher-than-benchmark position in the materials sector was beneficial to the fund’s relative returns. Brazilian mining company Vale was a top individual contributor, as its stock saw returns that outpaced the broader market. Indian energy company Reliance Industries was also a relative contributor. On the downside, stock selection within the health care sector dragged on relative returns. Among individual securities, a larger-than-benchmark position in Singapore-based Sea Ltd. was a top detractor to results.

The investment environment has become much more challenging over the last year, with a wide range of uncertainties affecting equity prices – including global shifts in monetary policy, elevated geopolitical tensions and the potential for widespread recession. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these periods of volatility. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	–21.86%	2.58%	4.53%	7.45%	0.64%	0.57%
Class 1A	–22.09	2.32	4.27	7.18	0.89	0.82
Class 2	–22.10	2.32	4.27	7.18	0.89	0.82
Class 4	–22.25	2.07	4.02	6.92	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund declined 8.28% for the 12 months ended December 31, 2022. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell by 18.11%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selections in the consumer discretionary and information technology sectors were additive to relative returns. Among individual securities, a higher-than-benchmark position in Unitedhealth Group was a top contributor, as the stock outpaced the broader market. On the downside, security selections within the financials and real estate sectors were top detractors. A lower-than-index position in Exxon Mobil weighed on relative returns as the stock outpaced the market overall.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, inflation, and other global issues, along with the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since July 5,2001)	Gross expense ratio	Net expense ratio

Class 1	–8.28%	7.37%	11.57%	6.97%	0.40%	0.25%
Class 1A	–8.45	7.11	11.30	6.71	0.65	0.50
Class 2	–8.45	7.11	11.30	6.70	0.65	0.50
Class 4	–8.69	6.84	11.08	6.47	0.90	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund declined 17.13% for the 12 months ended December 31, 2022, compared with a decline of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, a higher-than-index position and stock selection within the materials sector was a top contributor to relative returns. Results were also buoyed by holdings in Vale, a Brazil-based mining company, which saw returns over the period that outpaced the broader market. On the downside, stock selection within the communication services and financials sectors were among the top detractors to returns. A position in Sberbank Russia weighed on returns as the stock saw sharp declines due to Russia’s invasion of Ukraine and related consequences.

On a geographical basis, stocks domiciled in the United States and Brazil contributed the most to relative returns, while holdings in Japan and Russia dragged.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. Against this uncertainty, the fund’s managers remain committed to finding companies that can grow regardless of macro environment and investing in those that have shown a strong tendency to pay a dividend through difficult economic conditions.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	–17.13%	4.36%	8.04%	6.40%	0.53%	0.42%
Class 1A	–17.29	4.10	7.79	6.15	0.78	0.67
Class 2	–17.33	4.10	7.77	6.14	0.78	0.67
Class 4	–17.57	3.83	7.53	5.89	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund fell 16.28% for the 12 months ended December 31, 2022, compared with a decline of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the communications and financials sectors dragged on portfolio returns. Netflix was the fund’s top individual detractor owing to a larger-than-benchmark position and returns that lagged the market overall.

Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue. Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–16.28%	8.09%	11.82%	11.01%	0.28%
Class 1A	–16.48	7.83	11.55	10.74	0.53
Class 2	–16.50	7.83	11.54	10.74	0.53
Class 3	–16.43	7.91	11.62	10.82	0.46
Class 4	–16.70	7.56	11.28	10.47	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund fell 15.00% for the 12 months ended December 31, 2022, compared with a decline of 16.00% in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selections within the consumer discretionary and consumer staples sectors were additive to relative results. Within individual securities, British American Tobacco was a top contributor owing to returns that outpaced the broader market. On the downside, security selections within the financials and energy sectors detracted from returns. Positions in Russian firms Sberbank and Gazprom were among the top individual detractors as their stocks saw declines due to the Russian invasion of Ukraine and related consequences.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, valuations remain depressed, particularly outside the United States. The fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	–15.00%	0.88%	3.86%	6.91%	0.55%
Class 1A	–15.31	0.61	3.60	6.64	0.80
Class 2	–15.25	0.62	3.60	6.64	0.80
Class 4	–15.52	0.35	3.37	6.40	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, declined 6.90% for the 12 months ended December 31, 2022. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 fell 16.59%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), fell 18.36%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell 13.01%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply.

The overall portfolio has protected the absolute downside for investors. In the equity portfolio, stock selection in consumer staples was a top contributor to relative returns. Investment in aerospace, within the industrials sector, was also additive, as was a position in the energy sector. On the downside, stock selection within financials detracted from returns. Overall, dividend-paying companies have done better than the broader market.

The fund’s fixed income portfolio outpaced its benchmark and was additive to relative returns overall. Duration positioning within the portfolio was a primary driver of returns, while curve positioning and security selection detracted.

The fund’s portfolio managers are cautious given the impact of a potential U.S. recession on earnings and dividends, but also aware that markets tend to bottom three to six months ahead of a recession and are therefore ready to revisit early cyclical investment ideas. With the strength of the U.S. dollar reversing, we believe the fund’s exposure to global markets is well-positioned. The fund also remains well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers remain loyal to the fund’s objective and optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	–6.90%	4.35%	4.33%	0.41%	0.27%
Class 1A	–7.06	4.10	4.08	0.66	0.52
Class 2	–7.13	4.09	4.14	0.66	0.52
Class 4	–7.37	3.83	3.81	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 13.19% for the 12 months ended December 31, 2022. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 declined 15.79%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell by 13.01%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply.

In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an off-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris, which saw returns that significantly outpaced the market overall. On the downside, stock selections within the energy and financials sectors weighed on relative returns. Within energy, Exxon Mobil – which the fund did not hold – weighed on relative results as its stock outpaced the broader market. A higher-than-benchmark holding in Charter Communications was among the top individual detractors, as returns lagged the broader market.

The fund’s fixed income investments were additive to relative returns overall. Duration positioning within Treasuries and mortgage-backed securities (MBS) contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.

In the wake of market selloffs and rotations like the one seen in 2022, opportunities often abound for the long-term investor. Fund managers note that many sound companies with outstanding long-term prospects are trading at attractive valuations because the market is focused on the short term. Managers are focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	–13.19%	5.59%	8.37%	8.22%	0.30%
Class 1A	–13.43	5.32	8.11	7.95	0.55
Class 2	–13.41	5.33	8.10	7.95	0.55
Class 3	–13.37	5.40	8.18	8.03	0.48
Class 4	–13.66	5.06	7.87	7.69	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund declined 14.33% for the 12 months ended December 31, 2022. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 fell 17.33%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was down 18.36%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), declined 16.25%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses. Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index4 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

The fund declined overall but outpaced its primary benchmark index. Within the equity portfolio, stock selection in the communication services sector was a top contributor to relative results. A lower-than-benchmark position in Amazon was additive to portfolio relative returns as the stock lagged the market overall. On the downside, stock selection within the materials sector weighed on returns. A higher-than-benchmark holding in Home Depot was a top detractor among individual stocks. The fund’s fixed income investments detracted from relative results. A small exposure to Russian bonds weighed on relative returns, while overall sector selection was positive, owing mostly to holdings in euro-denominated assets.

Investors face an ongoing combination of risks in the year ahead, with likely weak economic growth, high inflation and geopolitical risk continuing. Among stock sectors, fund managers believe sectors such as U.S. utilities and health care may provide attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. They are also closely watching the U.S. dollar, whose strength has weighed on non-U.S. holdings in the portfolio and is expected to remain strong into 2023. The fund’s fixed income portfolio remains cautiously positioned in the current inflationary environment, but managers are confident in the long-term opportunities in bond markets that are now delivering meaningful income for the first time in years. As always, they continue to focus on core principals of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	–14.33%	3.65%	5.52%	5.23%	0.51%	0.50%
Class 1A	–14.56	3.41	5.28	4.99	0.76	0.75
Class 2	–14.56	3.40	5.25	4.97	0.76	0.75
Class 4	–14.73	3.13	5.12	4.81	1.01	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 12.26% for the 12 months ended December 31, 2022. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was down 13.01%.

U.S. fixed income markets fell across the board. The U.S. Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

Over the period, the largest contributions to relative results came from duration positioning and agency mortgage-backed securities (MBS). The fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results.

The market and economic environments in 2023 look very different than last year. Inflation appears to have peaked and is on the decline, the Fed has guided to a peak federal funds rate of around 5% to be reached in the first half of 2023, and the market is gearing for an economic slowdown or recession. In response, yields have moved higher and spreads on risky assets have moved wider, making valuations more attractive for fixed income investors.

The fund’s managers have a conservative outlook on the economy and believe that while valuations are more attractive, they do not fully compensate investors for the risk of a deeper economic downturn in the coming year. Managers have added duration, corporate bonds and structured products like agency mortgage-backed securities to effectively eliminate lower-than-benchmark positions but have not moved significantly higher than the benchmark. Interest rate positioning is concentrated in intermediate securities around five-year maturities, which managers believe will benefit the portfolio if inflation and the economy continue to slow and the Fed ends the rate-hike cycle in the first half of 2023.

As the year progresses and managers gain more confidence on either the direction of the economy or valuations, they expect to take more meaningful positions relative to the benchmark. As always, research-driven security selection is expected to be an important driver of future investment results.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	–12.26%	1.02%	1.62%	4.04%	0.38%	0.21%
Class 1A	–12.49	0.78	1.37	3.79	0.63	0.46
Class 2	–12.58	0.76	1.36	3.78	0.63	0.46
Class 4	–12.75	0.51	1.12	3.53	0.88	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 17.43% for the 12 months ended December 31, 2022. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), was down 16.25%.

Bonds plummeted in the face of soaring inflation, which rose in part due to energy price shocks resulting from Russia’s invasion of Ukraine. The Bloomberg U.S. Treasury Index2 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring consumer price increases back to a target of roughly 2%, down from 7% to 10% in many economies.

Over the period, the largest contributions to the fund’s relative results were due to currency and sector selection, with a modest boost from curve positioning. Unhedged holdings in the euro and Japanese yen were additive. On the downside, duration positioning as well as currency hedging in forward contracts detracted. Weak absolute returns in part reflect the strength of the U.S. dollar, spurred by the Fed’s aggressive rate hikes and their effect on global bond markets.

Looking ahead, the fund’s managers believe the Fed’s hiking cycle is close to a peak and see the 50-60 basis points of further hikes priced into forward curves as realistic. The managers’ outlook for bonds is therefore good, with the U.S. dollar likely in a peaking phase as inflation momentum turns around. They expect inflation to fall this year as growth is likely to be relatively sluggish in both the U.S. and Europe.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	–17.43%	–1.53%	–0.25%	2.40%	0.47%
Class 1A	–17.69	–1.76	–0.48	2.16	0.72
Class 2[4]	–17.70	–1.77	–0.50	2.14	0.72
Class 4	–17.84	–2.01	–0.70	1.92	0.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[3]	Periods greater than one year are annualized.
[4]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust fell 9.01% for the 12 months ended December 31, 2022. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was down 11.18%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg Municipal Bond Index3 returned –8.53%.

At a high level, security selection was most additive to the fund’s relative returns over the period. In particular, investments within the energy and non-cyclical consumer staples sectors contributed to relative results. On the downside, security selection and a lower-than-benchmark position within the cyclical consumer goods sector detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the higher inflation that emerged over the last year. The adverse consequences of tighter global monetary policy may lead to somewhat higher default rates in the next several years, which could in turn lead to a further rise in yields. The substantial yield increases across fixed income markets provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, much of the required adjustment may have already occurred. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

Class 1	–9.01%	3.40%	4.12%	8.16%	0.44%	0.30%
Class 1A	–9.29	3.14	3.87	7.89	0.69	0.55
Class 2	–9.26	3.14	3.86	7.89	0.69	0.55
Class 3	–9.25	3.21	3.93	7.97	0.62	0.48
Class 4	–9.53	2.88	3.64	7.63	0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund fell 9.76% for the 12 months ended December 31, 2022. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, was down 11.81%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

The fund declined but outpaced its benchmark index. At a high level, duration and curve positioning were most additive to relative returns over the period. In particular, the fund benefitted from lower-than-benchmark duration positioning within securitized mortgage-backed security pass-throughs. On the downside, sector selection weighed on results overall, particularly in an out-of-benchmark position within Treasuries.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the Fed continues to raise interest rates. The fund is positioned with the view that inflation may remain elevated and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	Lifetime 10 years	Gross (since May 2, 2011)	Net expense ratio	expense ratio

Class 1	–9.76%	0.38%	1.19%	1.65%	0.40%	0.30%
Class 1A	–10.03	0.14	0.95	1.40	0.65	0.55
Class 2	–9.94	0.14	0.94	1.40	0.65	0.55
Class 4	–10.16	–0.11	0.75	1.20	0.90	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund rose 1.42% for the 12 months ended December 31, 2022, compared with a 0.69% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/ Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration and higher quality securities relative to the index. In the current rising interest rate environment, this approach positioned the fund to capture interest rate hikes relatively quickly. With the U.S. Federal Reserve raising its benchmark rate seven times and by a total of 425 basis points in 2022, the fund’s shorter duration compared with the index resulted in a more positive 12-month return.

Short-term interest rates are currently near a 15-year high and, with the current inflation outlook, the Federal Reserve may choose to increase them again. However, uncertainty on when the Fed may pause hikes or reverse course continues to drive the market.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	1.42%	0.97%	0.49%	3.17%	0.30%
Class 1A	1.32	0.97	0.39	2.95	0.55
Class 2	1.17	0.72	0.24	2.91	0.55
Class 3	1.19	0.80	0.31	2.98	0.48
Class 4	0.83	0.47	0.06	2.67	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

Commercial paper	76.5%
Federal agency bills & notes	21.5
Other assets less liabilities	2.0
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 10.75% for the 12 months ended December 31, 2022. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 12.12%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%.

Over the period, the fund outpaced its benchmark. Top contributors to relative returns were duration and curve positioning. Duration positioning particularly within agency mortgage-backed securities (MBS) was additive. On the downside, sector and security selection weighed modestly on returns relative to the benchmark. The fund utilized interest rate derivatives to more efficiently execute the portfolio’s interest rate positioning based on how managers expected yields to move. These had mixed impacts on results, but ultimately helped to express managers’ convictions more efficiently.

The Fed has provided enormous support to the markets, particularly over the last two years. It is difficult to imagine unwinding that support without disruptions to financial markets and the economy. The fund’s present high weighting to Treasury Inflation-Protected Securities (TIPS) is intended to provide additional return if the market underestimates future inflation. It remains to be seen just how far the Fed will go to tame inflation, but the fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	–10.75%	0.85%	1.17%	5.17%	0.34%	0.24%
Class 1A	–10.93	0.61	0.93	4.92	0.59	0.49
Class 2	–10.95	0.61	0.92	4.91	0.59	0.49
Class 3	–10.90	0.67	0.99	4.99	0.52	0.42
Class 4	–11.19	0.37	0.70	4.66	0.84	0.74

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 24.62% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate Aggressive1 was down 13.52%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investment within the materials sector was the top contributor to relative returns. Security selections within the consumer discretionary and communication services sectors detracted. The return of the underlying The Bond Fund of America was additive to relative results against its primary benchmark, the Bloomberg U.S. Aggregate Index.3 The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–24.62%	6.61%	8.10%	0.74%	0.69%
Class P2	–24.88	6.31	7.80	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 15.27% for the 12 months ended December 31, 2022, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which was down 12.42%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investment within the energy sector was the top contributor to relative returns. On the downside, stock selections within the financials and information technology sectors detracted from relative results. The managed risk strategy was additive to results overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–15.27%	–2.31%	0.86%	0.93%	0.86%
Class P2	–15.54	–2.60	0.51	1.18	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 8.92% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate1 fell 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Washington Mutual Investors Fund and American Funds Insurance Series®– U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the consumer discretionary sector was the top contributor to relative returns. Investments in the information technology sector were also additive. The top detractors to relative returns on a sector basis were security selections within financials and real estate. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was additive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–8.92%	2.39%	5.47%	0.67%	0.62%
Class P2	–9.16	2.08	5.12	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 16.74% for the 12 months ended December 31, 2022, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth-Income Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investment within the information technology sector was the top contributor to relative returns. A higher-than-benchmark investment within the industrials sector was also additive to results. On the downside, security selections within the financials and communication services sectors weighed on relative results. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–16.74%	4.32%	6.69%	0.67%	0.62%
Class P2	–16.93	4.06	6.39	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund was down 13.75% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index — Moderate Conservative1 fell 12.94%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the consumer discretionary and health care sectors were top contributors to relative results on a sector basis. Stock selections within financials and energy detracted from relative returns on a sector basis, although the energy sector was up on an absolute basis. The managed risk strategy detracted from returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	–13.75%	3.09%	5.95%	5.92%	0.70%	0.65%
Class P2	–13.97	2.83	5.69	5.66	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2022

Common stocks 94.49%	Shares	Value (000)
Information technology 22.59%
Microsoft Corp.	1,807,800	$433,547
ASML Holding NV	458,318	248,089
ASML Holding NV (New York registered) (ADR)	227,600	124,361
Taiwan Semiconductor Manufacturing Company, Ltd.	15,615,000	227,583
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	10,429
Applied Materials, Inc.	875,000	85,208
Broadcom, Inc.	125,300	70,059
Fiserv, Inc.[1]	497,600	50,292
Adyen NV1	34,330	47,506
Samsung Electronics Co., Ltd.	785,100	34,621
Apple, Inc.	242,400	31,495
Hexagon AB, Class B	2,920,500	30,700
MongoDB, Inc., Class A1	139,000	27,361
Keyence Corp.	69,400	27,170
NVIDIA Corp.	167,500	24,478
Mastercard, Inc., Class A	53,300	18,534
EPAM Systems, Inc.[1]	50,700	16,616
Visa, Inc., Class A	70,197	14,584
Capgemini SE	85,000	14,256
Network International Holdings PLC[1]	3,731,800	13,366
DocuSign, Inc.[1]	180,000	9,976
Shopify, Inc., Class A, subordinate voting shares[1]	195,000	6,768
		1,566,999

Health care 21.87%
Novo Nordisk A/S, Class B	1,706,930	231,118
UnitedHealth Group, Inc.	335,800	178,034
DexCom, Inc.[1]	1,012,000	114,599
ResMed, Inc.	509,000	105,938
AstraZeneca PLC	748,300	101,556
Pfizer, Inc.	1,884,219	96,547
Cigna Corp.	259,119	85,857
Merck & Co., Inc.	620,000	68,789
Regeneron Pharmaceuticals, Inc.[1]	95,036	68,568
Eli Lilly and Company	158,300	57,912
EssilorLuxottica	266,943	48,609
Gilead Sciences, Inc.	457,317	39,261
Mettler-Toledo International, Inc.[1]	25,400	36,714
NovoCure, Ltd.[1]	340,000	24,939
Alnylam Pharmaceuticals, Inc.[1]	104,200	24,763
CVS Health Corp.	243,600	22,701
Danaher Corp.	82,100	21,791
Bayer AG	363,860	18,787
Seagen, Inc.[1]	127,200	16,346
Novartis AG	165,600	15,000
Zoetis, Inc., Class A	98,300	14,406
Eurofins Scientific SE, non-registered shares	182,400	13,135
Sanofi	135,000	13,063
Vertex Pharmaceuticals, Inc.[1]	43,700	12,620
Olympus Corp.	665,800	11,769
Centene Corp.[1]	143,500	11,768
Genus PLC	270,000	9,731
Thermo Fisher Scientific, Inc.	17,472	9,622
Siemens Healthineers AG	178,000	8,905
Bachem Holding AG	101,500	8,853
Virbac SA	36,000	8,825
Catalent, Inc.[1]	166,200	7,481
Rede D’Or Sao Luiz SA	1,073,663	6,015

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Organon & Co.	62,000	$1,732
Viatris, Inc.	110,678	1,232
EUROAPI[1]	5,869	87
		1,517,073

Consumer discretionary 13.94%
Chipotle Mexican Grill, Inc.[1]	141,600	196,468
LVMH Moët Hennessy-Louis Vuitton SE	236,818	172,035
Floor & Decor Holdings, Inc., Class A1	914,698	63,690
MGM China Holdings, Ltd.[1]	54,589,200	60,155
Renault SA1	1,688,781	56,267
Prosus NV, Class N	760,993	52,246
Amazon.com, Inc.[1]	524,248	44,037
NIKE, Inc., Class B	352,600	41,258
Cie. Financière Richemont SA, Class A	291,500	37,722
Wynn Macau, Ltd.[1]	21,430,000	23,884
Coupang, Inc., Class A1	1,445,604	21,265
YUM! Brands, Inc.	166,000	21,261
Booking Holdings, Inc.[1]	9,900	19,951
Domino’s Pizza Enterprises, Ltd.	430,000	19,367
MercadoLibre, Inc.[1]	22,250	18,829
Home Depot, Inc.	59,500	18,794
Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,559,600	17,935
IDP Education, Ltd.	871,300	16,102
Evolution AB	140,000	13,673
Dollar Tree Stores, Inc.[1]	95,000	13,437
Moncler SpA	217,370	11,571
Entain PLC	665,250	10,666
Target Corp.	60,500	9,017
Tesla, Inc.[1]	60,000	7,391
		967,021

Financials 8.92%
AIA Group, Ltd.	10,109,600	111,378
Tradeweb Markets, Inc., Class A	1,634,960	106,158
AXA SA	1,692,893	47,182
Kotak Mahindra Bank, Ltd.	1,696,000	37,316
Aon PLC, Class A	101,000	30,314
Prudential PLC	2,203,282	29,816
HDFC Bank, Ltd.	1,464,450	28,828
Citigroup, Inc.	569,715	25,768
Ping An Insurance (Group) Company of China, Ltd., Class H	3,855,500	25,447
Société Générale	1,011,450	25,378
Blackstone, Inc., nonvoting shares	312,000	23,147
China Merchants Bank Co., Ltd., Class H	3,867,000	21,436
Zurich Insurance Group AG	42,200	20,166
Banco Santander, SA	5,334,500	15,976
Wells Fargo & Company	377,200	15,575
London Stock Exchange Group PLC	165,000	14,237
AU Small Finance Bank, Ltd.	1,416,725	11,157
Bank of America Corp.	320,200	10,605
HDFC Life Insurance Company, Ltd.	1,406,500	9,600
Tokio Marine Holdings, Inc.	368,300	7,884
Jackson Financial, Inc., Class A	44,327	1,542
Moscow Exchange MICEX-RTS PJSC[1,2]	12,640,000	—	[3]
		618,910

Consumer staples 8.57%
British American Tobacco PLC	3,329,455	132,095
Philip Morris International, Inc.	1,086,204	109,935
Altria Group, Inc.	1,523,500	69,639
Kweichow Moutai Co., Ltd., Class A	278,166	68,834

American Funds Insurance Series	47

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Keurig Dr Pepper, Inc.	1,624,000	$57,912
Nestlé SA	460,353	53,164
Monster Beverage Corp.[1]	336,502	34,165
Costco Wholesale Corp.	39,170	17,881
Carrefour SA, non-registered shares	1,055,594	17,662
Pernod Ricard SA	73,000	14,349
Simply Good Foods Co.[1]	263,800	10,032
Bunge, Ltd.	85,000	8,481
		594,149

Industrials 7.54%
Carrier Global Corp.	1,366,400	56,364
Caterpillar, Inc.	231,600	55,482
Boeing Company[1]	239,000	45,527
MTU Aero Engines AG	167,000	36,146
Alliance Global Group, Inc.	156,400,700	33,466
Airbus SE, non-registered shares	245,400	29,179
DSV A/S	171,230	27,158
NIBE Industrier AB, Class B	2,328,700	21,776
Techtronic Industries Co., Ltd.	1,883,000	20,967
CSX Corp.	635,000	19,672
Safran SA	156,300	19,532
GT Capital Holdings, Inc.	2,454,611	19,234
Rentokil Initial PLC	2,380,000	14,628
Kone OYJ, Class B	273,500	14,166
Canadian Pacific Railway, Ltd. (CAD denominated)	183,000	13,644
ASSA ABLOY AB, Class B	611,000	13,146
L3Harris Technologies, Inc.	62,600	13,034
Recruit Holdings Co., Ltd.	374,200	11,901
Daikin Industries, Ltd.	74,600	11,476
Rheinmetall AG	52,200	10,397
BayCurrent Consulting, Inc.	321,000	10,037
SMC Corp.	22,500	9,523
Suzhou Maxwell Technologies Co., Ltd., Class A	156,970	9,302
Nidec Corp.	143,000	7,447
		523,204

Energy 4.84%
TotalEnergies SE	1,210,900	75,578
Canadian Natural Resources, Ltd. (CAD denominated)	1,281,064	71,140
Cenovus Energy, Inc. (CAD denominated)	3,151,200	61,139
Reliance Industries, Ltd.	1,601,273	49,121
Tourmaline Oil Corp.	430,700	21,732
Equinor ASA	592,000	21,234
Aker BP ASA	599,979	18,702
Halliburton Company	235,128	9,252
Gaztransport & Technigaz SA	75,000	8,013
Gazprom PJSC[2]	8,346,000	—	[3]
LUKOIL Oil Co. PJSC[2]	246,300	—	[3]
		335,911

Materials 3.25%
Sherwin-Williams Company	385,500	91,491
Linde PLC	169,940	55,431
Vale SA, ordinary nominative shares	1,577,389	26,554
First Quantum Minerals, Ltd.	706,200	14,755
Shin-Etsu Chemical Co., Ltd.	113,500	13,828
Corteva, Inc.	201,300	11,832
Koninklijke DSM NV	93,100	11,414
		225,305

48	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 2.68%
Alphabet, Inc., Class A1	1,236,600	$109,105
Meta Platforms, Inc., Class A1	190,923	22,976
Publicis Groupe SA	273,000	17,336
Sea, Ltd., Class A (ADR)[1]	273,336	14,222
Tencent Holdings, Ltd.	297,100	12,627
Bharti Airtel, Ltd.	945,000	9,186
		185,452

Real estate 0.18%
Goodman Logistics (HK), Ltd. REIT	1,027,500	12,072

Utilities 0.11%
Brookfield Infrastructure Partners, LP	247,500	7,666

Total common stocks (cost: $4,798,092,000)		6,553,762

Preferred securities 1.66%
Health care 1.36%
Sartorius AG, nonvoting non-registered preferred shares	239,000	94,514

Information technology 0.30%
Samsung Electronics Co., Ltd., nonvoting preferred shares	512,300	20,614

Total preferred securities (cost: $27,546,000)		115,128

Short-term securities 4.03%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4,5]	1,645,519	164,535

	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 1.66%
KfW 1/27/2023[6]	3.890%	USD	65,000	64,782
Toronto-Dominion Bank 1/27/2023[6]	4.130		50,000	49,833
				114,615

Total short-term securities (cost: $279,166,000)				279,150
Total investment securities 100.18% (cost: $5,104,804,000)				6,948,040
Other assets less liabilities (0.18)%				(12,386)

Net assets 100.00%				$6,935,654

American Funds Insurance Series	49

Global Growth Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 2.37%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4]	$376,714	$1,480,091	$1,692,180	$(71)	$(19)	$164,535	$9,353
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[4]	1,808		1,8087			—	—	[8]
Total 2.37%				$(71)	$(19)	$164,535	$9,353

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,615,000, which represented 1.65% of the net assets of the fund.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

50	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2022

Common stocks 96.00%	Shares	Value (000)
Industrials 20.67%
International Container Terminal Services, Inc.	11,690,490	$42,075
Visional, Inc.[1]	504,850	33,522
Stericycle, Inc.[1]	571,050	28,490
Japan Airport Terminal Co., Ltd.[1]	559,900	27,843
IMCD NV	177,337	25,330
Fasadgruppen Group AB	2,370,503	23,995
Trelleborg AB, Class B	982,292	22,727
Boyd Group Services, Inc.	146,809	22,678
Cleanaway Waste Management, Ltd.	12,501,414	22,274
Interpump Group SpA	454,700	20,598
Saia, Inc.[1]	80,994	16,983
CG Power and Industrial Solutions, Ltd.[1]	4,880,108	15,908
Instalco AB	4,098,065	15,622
Montrose Environmental Group, Inc.[1]	348,186	15,456
Alfen NV1	162,431	14,668
Dürr AG	426,625	14,396
ALS, Ltd.	1,639,100	13,632
Cargotec OYJ, Class B, non-registered shares	300,450	13,341
Wizz Air Holdings PLC[1]	522,941	11,979
Daiseki Co., Ltd.	313,600	10,798
AirTAC International Group	355,062	10,747
Woodward, Inc.	105,000	10,144
Rumo SA	2,802,100	9,877
Japan Elevator Service Holdings Co., Ltd.	787,656	9,866
The AZEK Co., Inc., Class A1	482,390	9,802
Comfort Systems USA, Inc.	84,100	9,678
Centre Testing International Group Co., Ltd.	2,684,839	8,615
Melrose Industries PLC	5,266,169	8,561
DL E&C Co., Ltd.	287,442	7,732
Guangzhou Baiyun International Airport Co., Ltd., Class A1	3,524,879	7,613
Engcon AB, Class B1,2	1,070,647	6,833
Carel Industries SpA	252,900	6,357
Burckhardt Compression Holding AG	9,963	5,929
Kajaria Ceramics, Ltd.	422,763	5,916
Hensoldt AG	248,197	5,873
Diploma PLC	161,300	5,420
SIS, Ltd.[1]	1,128,949	5,353
GVS SpA[1,2]	1,192,262	5,159
Reliance Worldwide Corp., Ltd.	2,548,379	5,127
Addtech AB, Class B	353,050	5,054
KEI Industries, Ltd.	267,444	4,724
First Advantage Corp.[1]	361,017	4,693
Vicor Corp.[1]	85,683	4,605
Harsha Engineers International, Ltd.[1]	970,777	4,488
ICF International, Inc.	43,592	4,318
Sulzer AG	54,789	4,278
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	3,847
LIXIL Corp.	196,500	2,995
Trex Co., Inc.[1]	59,516	2,519
Aalberts NV, non-registered shares	64,502	2,508
Dätwyler Holding, Inc., non-registered shares	12,348	2,466
Antares Vision SpA[1]	281,100	2,418
Chart Industries, Inc.[1]	16,174	1,864
Matson, Inc.	8,674	542
		608,236

Information technology 18.70%
Wolfspeed, Inc.[1]	790,681	54,589
eMemory Technology, Inc.	910,430	39,481
Net One Systems Co., Ltd.	1,201,156	31,223
Nordic Semiconductor ASA[1]	1,677,583	28,098

American Funds Insurance Series	51

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Confluent, Inc., Class A1	1,096,085	$24,377
PAR Technology Corp.[1,2]	837,615	21,837
SUMCO Corp.	1,466,300	19,620
ALTEN SA, non-registered shares	142,299	17,869
Kingdee International Software Group Co., Ltd.[1]	7,337,224	15,619
Extreme Networks, Inc.[1]	828,378	15,168
BE Semiconductor Industries NV	235,536	14,308
Smartsheet, Inc., Class A1	346,627	13,643
Euronet Worldwide, Inc.[1]	144,187	13,608
Ceridian HCM Holding, Inc.[1]	211,500	13,568
Silicon Laboratories, Inc.[1]	95,000	12,889
Tanla Platforms, Ltd.	1,477,291	12,708
MACOM Technology Solutions Holdings, Inc.[1]	190,000	11,966
Keywords Studios PLC	344,606	11,355
Alphawave IP Group PLC[1,2]	8,897,291	10,900
SHIFT, Inc.[1]	59,200	10,521
SINBON Electronics Co., Ltd.	1,142,550	10,218
OVH Groupe SAS[1,2]	591,394	10,169
Qorvo, Inc.[1]	110,518	10,017
Pegasystems, Inc.	288,141	9,866
GitLab, Inc., Class A1,2	213,816	9,716
SimCorp AS	139,192	9,512
CCC Intelligent Solutions Holdings, Inc.[1]	1,033,074	8,988
Aspen Technology, Inc.[1]	36,561	7,510
Credo Technology Group Holding, Ltd.[1]	555,400	7,392
INFICON Holding AG	7,397	6,462
Cognex Corp.	116,600	5,493
Bentley Systems, Inc., Class B	142,373	5,262
Unity Software, Inc.[1,2]	183,231	5,239
Kingboard Laminates Holdings, Ltd.	4,498,000	4,945
AvidXchange Holdings, Inc.[1]	489,768	4,868
Topicus.com, Inc., subordinate voting shares[1]	87,540	4,596
MongoDB, Inc., Class A1	23,300	4,586
Truecaller AB, Class B1,2	1,289,744	4,044
Linklogis, Inc., Class B1,2	6,753,115	3,482
Softcat PLC	222,430	3,192
Globant SA1	17,730	2,981
Rapid7, Inc.[1]	71,250	2,421
Kingboard Holdings, Ltd.	710,000	2,261
TELUS International (Cda), Inc., subordinate voting shares[1,2]	102,669	2,032
GlobalWafers Co., Ltd.	145,000	2,014
LEM Holding SA	990	1,922
Cvent Holding Corp.[1]	344,800	1,862
HashiCorp, Inc., Class A1	54,600	1,493
Bechtle AG, non-registered shares	40,616	1,437
Marqeta, Inc., Class A1	212,881	1,301
Semtech Corp.[1]	32,200	924
Yotpo, Ltd.[1,3,4]	678,736	842
		550,394

Consumer discretionary 17.91%
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,600,384	41,404
Skechers USA, Inc., Class A1	700,000	29,365
Five Below, Inc.[1]	165,181	29,216
Thor Industries, Inc.	370,472	27,967
Mattel, Inc.[1]	1,400,000	24,976
Wyndham Hotels & Resorts, Inc.	332,330	23,698
Entain PLC	1,424,930	22,847
YETI Holdings, Inc.[1]	547,131	22,602
NEXTAGE Co., Ltd.	1,036,500	19,999
Domino’s Pizza Enterprises, Ltd.[2]	443,338	19,968
Light & Wonder, Inc.[1]	299,658	17,560

52	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Asbury Automotive Group, Inc.[1]	97,426	$17,464
Inchcape PLC	1,719,150	16,969
Evolution AB	172,264	16,824
DraftKings, Inc., Class A1,2	1,400,364	15,950
Lands’ End, Inc.[1,5]	2,100,000	15,939
Helen of Troy, Ltd.[1]	141,542	15,698
TopBuild Corp.[1]	82,261	12,873
WH Smith PLC	701,756	12,524
Kindred Group PLC (SDR)	1,164,011	12,150
Shoei Co., Ltd.	281,700	11,006
Tongcheng Travel Holdings, Ltd.[1]	4,538,400	10,922
Golden Entertainment, Inc.[1]	256,800	9,604
Chervon Holdings, Ltd.[2]	1,635,700	9,023
Musti Group OYJ	495,800	8,297
MRF, Ltd.	7,160	7,650
Tube Investments of India, Ltd.	204,200	6,852
Melco International Development, Ltd.[1]	6,130,000	6,655
Compagnie Plastic Omnium SA	337,633	4,898
Zhongsheng Group Holdings, Ltd.	938,500	4,784
Everi Holdings, Inc.[1]	330,000	4,736
Leslie’s, Inc.[1]	353,358	4,315
On Holding AG, Class A1	238,410	4,091
Elior Group SA1,2	1,153,174	4,066
Persimmon PLC	255,136	3,766
Haichang Ocean Park Holdings, Ltd.[1]	17,691,000	3,617
IDP Education, Ltd.	150,966	2,790
Arco Platform, Ltd., Class A1,2	158,600	2,141
DESCENTE, Ltd.	81,425	2,003
		527,209

Health care 17.06%
Insulet Corp.[1]	322,368	94,901
Haemonetics Corp.[1]	960,147	75,516
Globus Medical, Inc., Class A1	464,688	34,512
Oak Street Health, Inc.[1]	1,542,490	33,179
Integra LifeSciences Holdings Corp.[1]	527,958	29,603
Max Healthcare Institute, Ltd.[1]	4,669,887	24,816
CONMED Corp.	200,920	17,810
CanSino Biologics, Inc., Class H	1,864,200	15,948
Vaxcyte, Inc.[1]	274,959	13,184
Ocumension Therapeutics[1]	9,650,966	12,105
Hapvida Participações e Investimentos SA1	12,352,106	11,885
Bachem Holding AG	135,555	11,823
Angelalign Technology, Inc.	640,800	10,100
ICON PLC[1]	46,061	8,947
Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	8,890
CompuGroup Medical SE & Co. KGaA	228,815	8,808
Ambu AS, Class B, non-registered shares[1]	683,462	8,672
Penumbra, Inc.[1]	36,200	8,053
Netcare, Ltd.	8,818,088	7,527
iRhythm Technologies, Inc.[1]	79,700	7,466
Denali Therapeutics, Inc.[1]	257,903	7,172
Encompass Health Corp.	117,866	7,050
New Horizon Health, Ltd.[1]	3,007,844	6,730
Medmix AG	324,953	6,200
Health Catalyst, Inc.[1]	568,785	6,046
Hypera SA, ordinary nominative shares	582,885	4,990
Amplifon SpA	141,536	4,228
The Ensign Group, Inc.	39,450	3,732
Masimo Corp.[1]	23,687	3,505
Amvis Holdings, Inc.	122,400	3,113
Nordhealth AS, Class A1,2	1,279,999	2,916

American Funds Insurance Series	53

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Gland Pharma, Ltd.[1]	90,000	$1,715
Beam Therapeutics, Inc.[1]	22,757	890
DiaSorin Italia SpA	292	41
		502,073

Financials 8.75%
Star Health & Allied Insurance Co., Ltd.[1]	6,037,336	41,333
Cholamandalam Investment and Finance Co., Ltd.	3,684,053	32,078
Eurobank Ergasias Services and Holdings SA1	17,966,239	20,281
Independent Bank Group, Inc.	280,449	16,849
Stifel Financial Corp.	271,050	15,821
Glacier Bancorp, Inc.	286,088	14,139
Fukuoka Financial Group, Inc.	572,200	13,049
IIFL Finance, Ltd.	2,116,842	12,316
IIFL Wealth Management, Ltd.	513,500	11,028
Janus Henderson Group PLC	440,000	10,349
Bridgepoint Group PLC	3,459,845	8,017
Remgro, Ltd.	965,035	7,551
Five-Star Business Finance, Ltd.[1]	993,023	7,268
Patria Investments, Ltd., Class A	508,200	7,079
Aptus Value Housing Finance India, Ltd.	1,816,424	6,657
SiriusPoint, Ltd.[1]	1,100,000	6,490
Aavas Financiers, Ltd.[1]	272,734	6,072
Eastern Bankshares, Inc.	278,164	4,798
AU Small Finance Bank, Ltd.	483,716	3,809
SouthState Corp.	46,350	3,539
Allfunds Group PLC	470,000	3,284
East West Bancorp, Inc.	49,700	3,275
Capitec Bank Holdings, Ltd.	15,161	1,658
PT Bank Raya Indonesia Tbk[1]	23,860,996	619
		257,359

Materials 3.56%
JSR Corp.	1,140,088	22,469
LANXESS AG	441,240	17,807
OZ Minerals, Ltd.	648,901	12,142
Navin Fluorine International, Ltd.	175,000	8,586
PI Industries, Ltd.	188,382	7,772
Zeon Corp.	768,700	7,730
Vidrala, SA, non-registered shares	64,918	5,581
MMG, Ltd.[1]	14,608,000	3,728
Materion Corp.	41,809	3,659
Toyo Gosei Co., Ltd.[2]	63,400	3,485
Recticel SA/NV	175,000	2,921
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,824
Livent Corp.[1]	130,000	2,583
Perimeter Solutions SA1,2	221,167	2,021
Huhtamäki OYJ	42,500	1,455
Covestro AG, non-registered shares	2,600	102
		104,865

Real estate 2.53%
Altus Group, Ltd.	551,189	21,999
Embassy Office Parks REIT	4,939,400	20,043
Macrotech Developers, Ltd.[1]	582,697	7,685
JHSF Participações SA	5,823,950	5,537
Mindspace Business Parks REIT	1,250,000	5,054
ESR-Logos REIT	15,133,928	4,166

54	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Fibra Uno Administración, SA de CV REIT	3,400,000	$4,006
Corp. Inmobiliaria Vesta, SAB de CV	1,606,000	3,833
Ayala Land, Inc.	3,718,100	2,069
		74,392

Energy 1.89%
Venture Global LNG, Inc., Series C1,3,4	2,760	25,418
Subsea 7 SA	1,050,980	12,088
DT Midstream, Inc.	166,383	9,194
Weatherford International[1]	82,600	4,206
Worley, Ltd.	350,000	3,577
Aegis Logistics, Ltd.	199,283	838
Helmerich & Payne, Inc.	7,700	382
		55,703

Communication services 1.77%
JCDecaux SE1	976,059	18,563
Lions Gate Entertainment Corp., Class B1	3,059,785	16,614
Rightmove PLC	816,439	5,055
Bandwidth, Inc., Class A1	206,800	4,746
VTEX, Class A1	993,126	3,724
Trustpilot Group PLC[1]	2,966,832	3,473
		52,175

Utilities 1.62%
ACEN Corp.	143,954,250	19,747
ENN Energy Holdings, Ltd.	1,205,597	16,819
Brookfield Infrastructure Corp., Class A, subordinate voting shares	157,667	6,133
Neoenergia SA	1,442,015	4,220
SembCorp Industries, Ltd.	282,600	712
		47,631

Consumer staples 1.54%
Grocery Outlet Holding Corp.[1]	621,782	18,150
Shop Apotheke Europe NV, non-registered shares[1]	169,500	8,003
Monde Nissin Corp.	39,914,950	7,960
Scandinavian Tobacco Group A/S	305,111	5,352
AAK AB	223,527	3,819
Hilton Food Group PLC	250,077	1,688
Zur Rose Group AG1,2	9,250	257
		45,229

Total common stocks (cost: $2,451,546,000)		2,825,266

Preferred securities 0.87%
Information technology 0.62%
SmartHR, Inc., Series D, preferred shares[1,3,4]	3,006	10,752
Yotpo, Ltd., Series F, preferred shares[1,3,4]	2,158,609	2,677
Yotpo, Ltd., Series B, preferred shares[1,3,4]	287,894	357
Yotpo, Ltd., Series C, preferred shares[1,3,4]	274,070	340
Yotpo, Ltd., Series A-1, preferred shares[1,3,4]	183,819	228
Yotpo, Ltd., Series A, preferred shares[1,3,4]	89,605	111
Yotpo, Ltd., Series C-1, preferred shares[1,3,4]	75,980	94
Yotpo, Ltd., Series D, preferred shares[1,3,4]	42,368	52
Yotpo, Ltd., Series B-1, preferred shares[1,3,4]	33,838	42
Outreach Corp., Series G, preferred shares[1,3,4]	154,354	3,603
		18,256

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Industrials 0.24%
Azul SA (ADR), preferred nominative shares[1,2]	1,128,836	$6,897
Azul SA, preferred nominative shares[1]	109,500	229
		7,126

Health care 0.01%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,4]	2,931,405	196

Total preferred securities (cost: $45,236,000)		25,578

Rights & warrants 0.34%
Information technology 0.34%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2/3/2023[1,6]	526,700	10,007

Total rights & warrants (cost: $18,773,000)		10,007

Short-term securities 5.05%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[5,7]	958,183	95,809

Money market investments purchased with collateral from securities on loan 1.80%
Capital Group Central Cash Fund 4.31%[5,7,8]	232,377	23,235
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	18,552,259	18,553
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,8]	10,793,666	10,794
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[7,8]	271,134	271
		52,853

Total short-term securities (cost: $148,644,000)		148,662
Total investment securities 102.26% (cost: $2,664,199,000)		3,009,513
Other assets less liabilities (2.26)%		(66,610)

Net assets 100.00%		$2,942,903

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.54%
Consumer discretionary 0.54%
Lands’ End, Inc.[1]	$41,223	$—	$—	$—	$(25,284)	$15,939	$—
Short-term securities 4.04%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[7]	203,087	779,439	886,686	(30)	(1)	95,809	3,871
Money market investments purchased with collateral from securities on loan 0.79%
Capital Group Central Cash Fund 4.31%[7,8]	32,260		9,0259			23,235	—	[10]
Total short-term securities						119,044
Total 4.58%				$(30)	$(25,285)	$134,983	$3,871

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C1,3	5/1/2015	$8,280	$25,418	.86%
SmartHR, Inc., Series D, preferred shares[1,3]	5/28/2021	14,344	10,752	.37
Yotpo, Ltd., Series F, preferred shares[1,3]	2/25/2021	4,748	2,677	.09
Yotpo, Ltd.[1,3]	3/16/2021	1,418	842	.03
Yotpo, Ltd., Series B, preferred shares[1,3]	3/16/2021	602	357	.01
Yotpo, Ltd., Series C, preferred shares[1,3]	3/16/2021	573	340	.01
Yotpo, Ltd., Series A-1, preferred shares[1,3]	3/16/2021	384	228	.01
Yotpo, Ltd., Series A, preferred shares[1,3]	3/16/2021	187	111	.01
Yotpo, Ltd., Series C-1, preferred shares[1,3]	3/16/2021	159	94	.00
Yotpo, Ltd., Series D, preferred shares[1,3]	3/16/2021	89	52	.00
Yotpo, Ltd., Series B-1, preferred shares[1,3]	3/16/2021	71	42	.00
Outreach Corp., Series G, preferred shares[1,3]	5/27/2021	4,517	3,603	.12
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3]	2/7/2020	6,000	196	.01
Total		$41,372	$44,712	1.52%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $59,781,000, which represented 2.03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $44,712,000, which represented 1.52% of the net assets of the fund.
[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,007,000, which represented .34% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	57

Growth Fund

Investment portfolio December 31, 2022

Common stocks 96.12%	Shares	Value (000)
Information technology 20.03%
Microsoft Corp.	6,282,998	$1,506,789
Broadcom, Inc.	1,265,075	707,341
ASML Holding NV	736,108	398,458
ASML Holding NV (New York registered) (ADR)	189,937	103,781
Visa, Inc., Class A	1,198,388	248,977
Apple, Inc.	1,694,416	220,156
Mastercard, Inc., Class A	566,983	197,157
Fiserv, Inc.[1]	1,615,000	163,228
Synopsys, Inc.[1]	467,600	149,300
Motorola Solutions, Inc.	510,100	131,458
Shopify, Inc., Class A, subordinate voting shares[1]	3,665,992	127,247
Applied Materials, Inc.	1,199,328	116,791
Wolfspeed, Inc.[1]	1,655,641	114,305
RingCentral, Inc., Class A1	3,132,381	110,886
ServiceNow, Inc.[1]	269,875	104,784
Salesforce, Inc.[1]	787,000	104,348
Micron Technology, Inc.	2,048,078	102,363
NVIDIA Corp.	665,500	97,256
Taiwan Semiconductor Manufacturing Company, Ltd.	5,456,000	79,519
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	209,700	15,621
Cloudflare, Inc., Class A1	1,858,800	84,036
Amadeus IT Group SA, Class A, non-registered shares[1]	1,612,361	83,150
Genpact, Ltd.	1,524,231	70,602
Keyence Corp.	165,500	64,794
Fidelity National Information Services, Inc.	884,718	60,028
Toast, Inc., Class A1	3,143,518	56,678
CDW Corp.	311,859	55,692
MongoDB, Inc., Class A1	279,700	55,056
SAP SE	477,361	49,263
Constellation Software, Inc.	31,255	48,798
GoDaddy, Inc., Class A1	645,081	48,265
Samsung Electronics Co., Ltd.	1,085,000	47,846
Unity Software, Inc.[1,2]	1,660,000	47,459
Ceridian HCM Holding, Inc.[1]	712,011	45,676
Trimble, Inc.[1]	840,920	42,517
Concentrix Corp.	305,551	40,687
Block, Inc., Class A1	635,970	39,964
DocuSign, Inc.[1]	718,524	39,821
Bill.com Holdings, Inc.[1]	358,729	39,087
MicroStrategy, Inc., Class A1	236,458	33,475
NetApp, Inc.	527,540	31,684
Silicon Laboratories, Inc.[1]	231,815	31,450
MKS Instruments, Inc.	360,705	30,563
Intel Corp.	1,136,000	30,025
Smartsheet, Inc., Class A1	729,700	28,721
Adobe, Inc.[1]	69,034	23,232
VeriSign, Inc.[1]	110,053	22,609
Ciena Corp.[1]	416,000	21,208
Nuvei Corp., subordinate voting shares[1]	806,616	20,499
Intuit, Inc.	52,500	20,434
TE Connectivity, Ltd.	156,600	17,978
Alteryx, Inc., Class A1	286,092	14,496
Enphase Energy, Inc.[1]	45,303	12,004
TELUS International (Cda), Inc., subordinate voting shares[1]	533,800	10,564
Globant SA1	57,138	9,608
Kulicke and Soffa Industries, Inc.	151,860	6,721
Stripe, Inc., Class B1,3,4	168,598	4,704
		6,189,159

58	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 17.31%
Regeneron Pharmaceuticals, Inc.[1]	1,123,014	$810,243
UnitedHealth Group, Inc.	1,508,620	799,840
Intuitive Surgical, Inc.[1]	2,058,000	546,090
Alnylam Pharmaceuticals, Inc.[1]	2,075,046	493,135
Centene Corp.[1]	3,895,936	319,506
Thermo Fisher Scientific, Inc.	532,200	293,077
Vertex Pharmaceuticals, Inc.[1]	879,601	254,011
Seagen, Inc.[1]	1,746,784	224,479
Moderna, Inc.[1]	1,200,000	215,544
NovoCure, Ltd.[1]	2,388,098	175,167
Eli Lilly and Company	463,663	169,627
Pfizer, Inc.	1,675,000	85,827
CVS Health Corp.	909,400	84,747
Horizon Therapeutics PLC[1]	689,825	78,502
AstraZeneca PLC	550,784	74,750
Edwards Lifesciences Corp.[1]	906,411	67,627
Danaher Corp.	216,235	57,393
Molina Healthcare, Inc.[1]	145,723	48,121
Abbott Laboratories	426,712	46,849
Verily Life Sciences, LLC[1,3,4]	300,178	45,222
Zimmer Biomet Holdings, Inc.	353,900	45,122
Ascendis Pharma A/S (ADR)[1]	364,721	44,543
Zoetis, Inc., Class A	297,320	43,572
Mettler-Toledo International, Inc.[1]	26,000	37,582
Humana, Inc.	65,982	33,795
Align Technology, Inc.[1]	160,000	33,744
Karuna Therapeutics, Inc.[1]	170,239	33,452
Guardant Health, Inc.[1]	1,166,810	31,737
Novo Nordisk A/S, Class B	225,077	30,475
Catalent, Inc.[1]	409,100	18,414
Oak Street Health, Inc.[1]	806,352	17,345
Exact Sciences Corp.[1]	341,000	16,883
DexCom, Inc.[1]	148,800	16,850
Pacific Biosciences of California, Inc.[1]	1,613,190	13,196
CRISPR Therapeutics AG1	262,678	10,678
Galapagos NV1	231,294	10,259
R1 RCM, Inc.[1]	912,865	9,996
Ultragenyx Pharmaceutical, Inc.[1]	161,278	7,472
Fate Therapeutics, Inc.[1]	233,700	2,358
Biohaven, Ltd.[1]	65,550	910
Sana Biotechnology, Inc.[1,2]	179,600	710
		5,348,850

Consumer discretionary 16.94%
Tesla, Inc.[1]	10,830,000	1,334,039
D.R. Horton, Inc.	5,494,844	489,810
Amazon.com, Inc.[1]	4,125,222	346,519
Home Depot, Inc.	1,031,000	325,652
Dollar Tree Stores, Inc.[1]	1,965,915	278,059
Las Vegas Sands Corp.[1]	5,500,000	264,385
LVMH Moët Hennessy-Louis Vuitton SE	313,000	227,377
Chipotle Mexican Grill, Inc.[1]	120,100	166,637
Dollar General Corp.	657,120	161,816
Target Corp.	1,030,200	153,541
Hermès International	94,901	146,446
Burlington Stores, Inc.[1]	664,250	134,683
Royal Caribbean Cruises, Ltd.[1]	2,282,305	112,814
Aramark	2,454,864	101,484
DoorDash, Inc., Class A1	2,000,000	97,640
Etsy, Inc.[1]	770,678	92,312
Airbnb, Inc., Class A1	1,044,500	89,305
NVR, Inc.[1]	18,380	84,779

American Funds Insurance Series	59

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
NIKE, Inc., Class B	543,416	$63,585
Norwegian Cruise Line Holdings, Ltd.[1,2]	5,159,551	63,153
Darden Restaurants, Inc.	387,870	53,654
O’Reilly Automotive, Inc.[1]	63,500	53,596
Booking Holdings, Inc.[1]	25,450	51,289
Salvatore Ferragamo SpA	2,174,477	38,488
Toll Brothers, Inc.	744,683	37,175
YUM! Brands, Inc.	275,700	35,312
Floor & Decor Holdings, Inc., Class A1	420,000	29,245
Polaris, Inc.	280,000	28,280
adidas AG	200,959	27,433
Caesars Entertainment, Inc.[1]	653,214	27,174
Adient PLC[1]	722,000	25,046
VF Corp.	872,859	24,100
General Motors Company	660,000	22,202
LGI Homes, Inc.[1]	181,100	16,770
YETI Holdings, Inc.[1]	405,000	16,730
Hilton Worldwide Holdings, Inc.	100,828	12,741
		5,233,271

Communication services 12.87%
Meta Platforms, Inc., Class A1	9,903,206	1,191,752
Netflix, Inc.[1]	3,896,520	1,149,006
Alphabet, Inc., Class C1	5,949,690	527,916
Alphabet, Inc., Class A1	2,232,320	196,958
Charter Communications, Inc., Class A1	469,410	159,177
Verizon Communications, Inc.	3,720,000	146,568
Take-Two Interactive Software, Inc.[1]	1,177,716	122,635
Snap, Inc., Class A, nonvoting shares[1]	11,280,711	100,962
Frontier Communications Parent, Inc.[1]	3,168,010	80,721
T-Mobile US, Inc.[1]	543,849	76,139
Comcast Corp., Class A	1,822,263	63,724
Pinterest, Inc., Class A1	1,752,664	42,555
Electronic Arts, Inc.	304,581	37,214
Iridium Communications, Inc.[1]	604,439	31,068
Tencent Holdings, Ltd.	605,000	25,714
ZoomInfo Technologies, Inc.[1]	785,400	23,648
		3,975,757

Industrials 10.90%
Uber Technologies, Inc.[1]	14,666,767	362,709
TransDigm Group, Inc.	562,400	354,115
Carrier Global Corp.	7,599,761	313,490
Jacobs Solutions, Inc.	2,554,200	306,683
Delta Air Lines, Inc.[1]	7,215,000	237,085
United Rentals, Inc.[1]	462,000	164,204
Caterpillar, Inc.	676,300	162,014
Waste Connections, Inc.	1,101,159	145,970
MTU Aero Engines AG	541,769	117,261
General Electric Co.	1,368,072	114,631
Airbus SE, non-registered shares	955,893	113,658
Ryanair Holdings PLC (ADR)[1]	1,500,325	112,164
Ryanair Holdings PLC[1]	96,554	1,264
Robert Half International, Inc.	1,323,800	97,736
Old Dominion Freight Line, Inc.	329,800	93,591
Boeing Company[1]	395,000	75,243
United Airlines Holdings, Inc.[1]	1,695,914	63,936
Middleby Corp.[1]	449,500	60,188
Axon Enterprise, Inc.[1]	347,957	57,736
Equifax, Inc.	290,691	56,499
Northrop Grumman Corp.	98,700	53,852
Dun & Bradstreet Holdings, Inc.	3,869,573	47,441

60	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Canadian Pacific Railway, Ltd.	496,000	$36,997
AMETEK, Inc.	253,600	35,433
Rockwell Automation	129,246	33,290
HEICO Corp.	195,000	29,960
Advanced Drainage Systems, Inc.	350,426	28,724
ITT, Inc.	343,000	27,817
Armstrong World Industries, Inc.	374,203	25,666
Safran SA	185,870	23,227
Saia, Inc.[1]	75,433	15,817
		3,368,401

Energy 5.92%
Halliburton Company	12,143,661	477,853
Canadian Natural Resources, Ltd. (CAD denominated)	6,655,000	369,564
Schlumberger, Ltd.	2,340,000	125,096
Cenovus Energy, Inc. (CAD denominated)	6,081,800	117,998
Permian Resources Corp., Class A	11,260,000	105,844
Tourmaline Oil Corp.	1,838,700	92,777
TotalEnergies SE	1,469,000	91,688
EQT Corp.	2,268,000	76,726
Pioneer Natural Resources Company	328,000	74,912
EOG Resources, Inc.	466,699	60,447
ConocoPhillips	472,041	55,701
MEG Energy Corp.[1]	3,810,000	53,042
Hess Corp.	354,000	50,204
Coterra Energy, Inc.	1,275,197	31,332
Range Resources Corp.	907,000	22,693
Suncor Energy, Inc.	540,794	17,154
Equitrans Midstream Corp.	936,942	6,278
		1,829,309

Financials 5.82%
Bank of America Corp.	14,780,700	489,537
Capital One Financial Corp.	1,399,000	130,051
First Republic Bank	943,211	114,968
KKR & Co., Inc.	2,409,043	111,828
Apollo Asset Management, Inc.	1,557,942	99,381
T. Rowe Price Group, Inc.	642,000	70,017
MSCI, Inc.	146,390	68,096
Marsh & McLennan Companies, Inc.	403,461	66,765
Western Alliance Bancorporation	1,071,775	63,835
Wells Fargo & Company	1,511,200	62,397
Blackstone, Inc., nonvoting shares	738,000	54,752
Signature Bank	446,233	51,415
S&P Global, Inc.	141,000	47,227
Aon PLC, Class A	155,700	46,732
JPMorgan Chase & Co.	313,702	42,067
Morgan Stanley	426,474	36,259
Progressive Corp.	265,951	34,496
Blue Owl Capital, Inc., Class A	2,891,712	30,652
Arch Capital Group, Ltd.[1]	458,700	28,797
Goldman Sachs Group, Inc.	74,300	25,513
Tradeweb Markets, Inc., Class A	390,000	25,323
Ares Management Corp., Class A	310,500	21,251
SVB Financial Group[1]	87,300	20,091
Ryan Specialty Holdings, Inc., Class A1	455,200	18,895
Brookfield Corp., Class A	585,103	18,407
Trupanion, Inc.[1,2]	287,655	13,672
Brookfield Asset Management, Ltd., Class A	146,275	4,194
		1,796,618

American Funds Insurance Series	61

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 3.15%
Silgan Holdings, Inc.	2,858,000	$148,159
Wheaton Precious Metals Corp.	3,674,000	143,580
Linde PLC	373,860	121,946
Grupo México, SAB de CV, Series B	25,356,800	89,018
Barrick Gold Corp.	4,058,000	69,716
CF Industries Holdings, Inc.	743,000	63,304
ATI, Inc.[1]	2,070,860	61,836
Royal Gold, Inc.	517,000	58,276
Franco-Nevada Corp.	390,000	53,163
Nutrien, Ltd. (CAD denominated)	665,949	48,618
Steel Dynamics, Inc.	394,900	38,582
Albemarle Corp.	144,809	31,403
Mosaic Co.	678,459	29,764
Summit Materials, Inc., Class A	570,855	16,206
		973,571

Consumer staples 2.28%
Costco Wholesale Corp.	253,000	115,494
British American Tobacco PLC	2,768,763	109,850
Performance Food Group Co.[1]	1,743,000	101,774
Constellation Brands, Inc., Class A	334,017	77,408
Archer Daniels Midland Company	784,800	72,869
Altria Group, Inc.	1,440,000	65,822
Monster Beverage Corp.[1]	577,600	58,644
Estée Lauder Companies, Inc., Class A	211,111	52,379
Molson Coors Beverage Company, Class B, restricted voting shares	608,423	31,346
Philip Morris International, Inc.	201,113	20,355
		705,941

Utilities 0.79%
PG&E Corp.[1]	9,227,065	150,032
AES Corp.	1,085,884	31,230
CenterPoint Energy, Inc.	953,746	28,603
Constellation Energy Corp.	242,227	20,882
Edison International	199,191	12,673
		243,420

Real estate 0.11%
Equinix, Inc. REIT	51,784	33,920

Total common stocks (cost: $20,777,099,000)		29,698,217

Preferred securities 0.19%
Information technology 0.16%
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	24,501
Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	21,366
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	2,385
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,469
		49,721

Industrials 0.03%
ABL Space Systems Co., Series B2, preferred shares[1,3,4]	153,713	5,775
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		8,415

Total preferred securities (cost: $68,091,000)		58,136

62	American Funds Insurance Series

Growth Fund (continued)

Convertible stocks 0.03%	Shares		Value (000)
Financials 0.03%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		125,800	$7,202

Total convertible stocks (cost: $7,758,000)			7,202

Convertible bonds & notes 0.02%	Principal amount (000)
Consumer staples 0.01%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,4,5]	USD	46,459	4,646

Industrials 0.01%
Einride AB, convertible notes, 7.00% 2/1/2023[3,4]		2,500	2,500

Total convertible bonds & notes (cost: $46,042,000)			7,146

Bonds, notes & other debt instruments 0.05%
Corporate bonds, notes & loans 0.05%
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		19,060	15,245

Total bonds, notes & other debt instruments (cost: $14,159,000)			15,245

Short-term securities 3.86%	Shares
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7,8]		11,426,693	1,142,555

Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 4.31%[7,8,9]		244,125	24,410
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]		13,667,057	13,667
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]		12,203,079	12,203
			50,280

Total short-term securities (cost: $1,192,617,000)			1,192,835
Total investment securities 100.27% (cost: $22,105,766,000)			30,978,781
Other assets less liabilities (0.27)%			(82,433)

Net assets 100.00%			$30,896,348

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 3.78%
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7]	$1,610,187	$4,675,615		$5,142,944	$(325)	$22	$1,142,555	$22,361
Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 4.31%[7,9]	20,304	4,106	[10]				24,410	—	[11]
Total 3.78%					$(325)	$22	$1,166,965	$22,361

American Funds Insurance Series	63

Growth Fund (continued)

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Verily Life Sciences, LLC[1,3]	12/21/2018	$37,000	$45,222	.14%
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	24,501	.08
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,704	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,469	.00
ABL Space Systems Co., Series B2, preferred shares[1,3]	10/22/2021	10,452	5,775	.02
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640	.01
Einride AB, convertible notes, 7.00% 2/1/2023[3]	1/7/2022	2,500	2,500	.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,5]	2/3/2020-11/3/2022	43,542	4,646	.01
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	2,385	.01
Total		$135,750	$93,842	.30%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $54,504,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $93,842,000, which represented .30% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,245,000, which represented .05% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

PIK = Payment In Kind

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

64	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2022

Common stocks 94.99%	Shares	Value (000)
Industrials 16.64%
Recruit Holdings Co., Ltd.	7,310,189	$232,492
Airbus SE, non-registered shares	1,657,958	197,135
Safran SA	718,500	89,786
Melrose Industries PLC	36,613,980	59,524
Siemens AG	418,132	58,034
MTU Aero Engines AG	229,720	49,721
Ashtead Group PLC	645,000	36,847
DSV A/S	230,223	36,515
NIBE Industrier AB, Class B	3,878,804	36,271
Thales SA	271,438	34,700
Techtronic Industries Co., Ltd.	2,724,000	30,332
Legrand SA	358,100	28,833
International Container Terminal Services, Inc.	7,953,240	28,625
Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	23,513
ZTO Express (Cayman), Inc., Class A (ADR)	685,354	18,415
Diploma PLC	540,545	18,165
Rumo SA	5,039,366	17,763
Grab Holdings, Ltd., Class A1	5,356,295	17,247
Brenntag SE	259,299	16,578
CCR SA, ordinary nominative shares	5,580,000	11,435
SMC Corp.	26,900	11,385
Airports of Thailand PCL, foreign registered shares[1]	5,078,900	11,000
Kingspan Group PLC	153,796	8,281
Larsen & Toubro, Ltd.	327,351	8,232
Bureau Veritas SA	292,900	7,709
AB Volvo, Class B	396,824	7,185
LIXIL Corp.	441,700	6,731
Fluidra, SA, non-registered shares	432,985	6,715
BAE Systems PLC	617,024	6,377
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	846,334	2,578
		1,118,124

Information technology 13.74%
SK hynix, Inc.	3,255,725	195,968
Shopify, Inc., Class A, subordinate voting shares[1]	4,215,370	146,315
ASML Holding NV	210,218	113,792
Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	94,750
Nice, Ltd. (ADR)[1]	432,150	83,102
Fujitsu, Ltd.	437,900	57,990
Lasertec Corp.	320,511	53,238
Samsung Electronics Co., Ltd.	631,500	27,848
NXP Semiconductors NV	173,200	27,371
Disco Corp.	65,800	18,915
Atlassian Corp., Class A1	107,001	13,769
OBIC Co., Ltd.	83,700	12,374
Constellation Software, Inc.	7,730	12,069
TELUS International (Cda), Inc., subordinate voting shares[1]	526,752	10,424
Suse SA1,2	576,586	10,410
Kingdee International Software Group Co., Ltd.[1]	4,786,000	10,188
Dassault Systemes SE	277,000	9,991
ASM International NV	25,152	6,368
Infosys, Ltd.	329,392	5,967
Tata Consultancy Services, Ltd.	113,863	4,483
Canva, Inc.[1,3,4]	4,819	4,282
PagSeguro Digital, Ltd., Class A1	426,548	3,728
		923,342

Health care 12.52%
Daiichi Sankyo Company, Ltd.	9,749,808	312,457
Novo Nordisk A/S, Class B	1,255,260	169,962
Olympus Corp.	5,808,100	102,662
Bayer AG	841,261	43,436

American Funds Insurance Series	65

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Siemens Healthineers AG	833,668	$41,705
Grifols, SA, Class A, non-registered shares[1]	2,789,283	32,345
Grifols, SA, Class B (ADR)[1]	793,690	6,747
WuXi Biologics (Cayman), Inc.[1]	2,504,066	19,224
HOYA Corp.	198,300	19,187
M3, Inc.	644,835	17,566
EssilorLuxottica	80,200	14,604
Insulet Corp.[1]	46,653	13,734
Takeda Pharmaceutical Company, Ltd.	361,300	11,285
Hapvida Participações e Investimentos SA1	8,863,653	8,528
Ambu AS, Class B, non-registered shares[1]	662,880	8,411
Eurofins Scientific SE, non-registered shares	98,473	7,091
WuXi AppTec Co., Ltd., Class A	288,960	3,345
WuXi AppTec Co., Ltd., Class H	312,000	3,297
bioMérieux SA	58,300	6,131
		841,717

Materials 10.64%
First Quantum Minerals, Ltd.	10,951,800	228,823
Fortescue Metals Group, Ltd.	12,796,750	178,403
Vale SA (ADR), ordinary nominative shares	6,886,607	116,865
Vale SA, ordinary nominative shares	770,681	12,974
Shin-Etsu Chemical Co., Ltd.	563,500	68,654
JSR Corp.	1,681,700	33,144
Ivanhoe Mines, Ltd., Class A1	3,403,051	26,893
Wacker Chemie AG	147,773	18,887
Linde PLC	35,287	11,510
Koninklijke DSM NV	93,550	11,469
BASF SE	136,760	6,789
Yunnan Energy New Material Co., Ltd., Class A	19,136	362
		714,773

Energy 10.48%
Reliance Industries, Ltd.	9,393,560	288,158
Canadian Natural Resources, Ltd. (CAD denominated)	1,562,283	86,756
Neste OYJ	1,756,952	81,150
Woodside Energy Group, Ltd.	3,071,566	74,317
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	6,724,576	71,617
TotalEnergies SE	1,147,298	71,609
Shell PLC (GBP denominated)	573,839	16,307
Cenovus Energy, Inc. (CAD denominated)	725,880	14,084
		703,998

Consumer discretionary 9.06%
MercadoLibre, Inc.[1]	128,451	108,700
Evolution AB	960,556	93,812
Sony Group Corp.	920,500	70,194
Galaxy Entertainment Group, Ltd.	9,204,000	60,944
LVMH Moët Hennessy-Louis Vuitton SE	72,682	52,799
Flutter Entertainment PLC[1]	313,163	42,911
Ferrari NV (EUR denominated)	177,292	37,933
Kering SA	70,951	36,312
Maruti Suzuki India, Ltd.	303,300	30,675
Entain PLC	1,832,094	29,375
Coupang, Inc., Class A1	1,304,214	19,185
Mercedes-Benz Group AG	136,786	8,976
InterContinental Hotels Group PLC	155,468	8,949
Aptiv PLC[1]	84,000	7,823
		608,588

66	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 9.05%
Kotak Mahindra Bank, Ltd.	7,207,964	$158,591
AIA Group, Ltd.	12,210,576	134,524
Aegon NV	12,263,736	62,212
HDFC Bank, Ltd.	2,216,455	43,632
HDFC Bank, Ltd. (ADR)	207,750	14,212
Nu Holdings, Ltd., Class A1	8,115,368	33,030
Bajaj Finance, Ltd.	396,342	31,369
ING Groep NV	2,331,678	28,447
Axis Bank, Ltd.	1,917,190	21,549
FinecoBank SpA	1,211,135	20,184
Futu Holdings, Ltd. (ADR)[1]	375,890	15,280
China Merchants Bank Co., Ltd., Class A	2,726,800	14,621
B3 SA-Brasil, Bolsa, Balcao	4,413,000	11,041
Allfunds Group PLC	1,266,915	8,853
Bajaj Finserv, Ltd.	325,950	6,074
XP, Inc., Class A1	292,000	4,479
		608,098

Communication services 6.20%
Sea, Ltd., Class A (ADR)[1]	3,557,478	185,096
Bharti Airtel, Ltd.	12,732,125	123,766
Bharti Airtel, Ltd., interim shares	836,308	4,373
Universal Music Group NV	1,717,633	41,462
Informa PLC	3,630,108	27,216
Ubisoft Entertainment SA1	518,403	14,715
Singapore Telecommunications, Ltd.	5,800,500	11,136
Vivendi SE	907,392	8,683
Yandex NV, Class A1,3	313,000	—	[5]
		416,447

Consumer staples 4.31%
Kweichow Moutai Co., Ltd., Class A	224,223	55,485
Danone SA	878,392	46,277
Seven & i Holdings Co., Ltd.	984,200	42,102
Treasury Wine Estates, Ltd.	4,139,490	38,250
British American Tobacco PLC	911,000	36,144
Kobe Bussan Co., Ltd.	754,900	21,791
CP ALL PCL, foreign registered shares	9,053,300	17,849
Nestlé SA	78,463	9,061
Dabur India, Ltd.	933,875	6,324
Shiseido Company, Ltd.	122,000	6,012
Essity Aktiebolag, Class B	211,237	5,544
Pernod Ricard SA	22,974	4,516
Diageo PLC	13,194	583
		289,938

Utilities 1.77%
ENN Energy Holdings, Ltd.	8,532,700	119,038

Real estate 0.58%
ESR Group, Ltd.	14,852,600	31,175
Ayala Land, Inc.	14,181,500	7,891
		39,066

Total common stocks (cost: $5,702,657,000)		6,383,129

Preferred securities 0.79%
Health care 0.29%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	19,221

American Funds Insurance Series	67

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Energy 0.20%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,980,131	$13,829

Financials 0.16%
Itaú Unibanco Holding SA, preferred nominative shares	2,246,000	10,635

Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	88,248	8,953

Information technology 0.01%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	375
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	16
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		392

Total preferred securities (cost: $78,028,000)		53,030

Rights & warrants 0.13%
Health care 0.13%
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2023[1,6]	729,706	8,446

Total rights & warrants (cost: $8,772,000)		8,446

Short-term securities 4.57%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7,8]	3,060,530	306,023

Money market investments purchased with collateral from securities on loan 0.02%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]	603,851	604
Capital Group Central Cash Fund 4.31%[7,8,9]	4,223	422
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]	420,189	420
		1,446

Total short-term securities (cost: $307,420,000)		307,469
Total investment securities 100.48% (cost: $6,096,877,000)		6,752,074
Other assets less liabilities (0.48)%		(32,493)

Net assets 100.00%		$6,719,581

68	American Funds Insurance Series

International Fund (continued)

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.56%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7]	$977,398	$1,494,158	$2,165,364		$(112)	$(57)	$306,023	$9,392
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,9]	34,059		33,637	[10]			422	—	[11]
Total 4.56%					$(112)	$(57)	$306,445	$9,392

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Canva, Inc.[1,3]	8/26/2021-11/4/2021	$8,215	$4,282	.06%
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	375	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	16	.00
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00
Total		$8,967	$4,674	.07%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,530,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $4,674,000, which represented .07% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,446,000, which represented .13% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	69

New World Fund

Investment portfolio December 31, 2022

Common stocks 90.37%	Shares	Value (000)
Information technology 14.17%
Microsoft Corp.	343,380	$82,348
Taiwan Semiconductor Manufacturing Company, Ltd.	3,763,000	54,844
Broadcom, Inc.	50,719	28,359
ASML Holding NV	52,210	28,261
Micron Technology, Inc.	505,143	25,247
Wolfspeed, Inc.[1]	312,105	21,548
Mastercard, Inc., Class A	47,073	16,369
Apple, Inc.	114,398	14,864
Tata Consultancy Services, Ltd.	274,095	10,793
Visa, Inc., Class A	50,545	10,501
Keyence Corp.	23,700	9,279
Infosys, Ltd. (ADR)	342,942	6,176
Infosys, Ltd.	131,247	2,378
SAP SE	70,089	7,233
Silergy Corp.	459,376	6,514
Synopsys, Inc.[1]	20,004	6,387
TELUS International (Cda), Inc., subordinate voting shares[1]	321,870	6,370
Samsung Electronics Co., Ltd.	143,145	6,312
NVIDIA Corp.	42,638	6,231
EPAM Systems, Inc.[1]	18,611	6,100
PagSeguro Digital, Ltd., Class A1	674,012	5,891
Edenred SA	100,382	5,462
Accenture PLC, Class A	20,142	5,375
Network International Holdings PLC[1]	1,472,831	5,275
Nokia Corp.	1,113,649	5,174
Tokyo Electron, Ltd.	15,700	4,664
Nice, Ltd. (ADR)[1]	23,806	4,578
Kingdee International Software Group Co., Ltd.[1]	2,128,000	4,530
Lasertec Corp.	27,100	4,501
Amadeus IT Group SA, Class A, non-registered shares[1]	70,704	3,646
Applied Materials, Inc.	36,011	3,507
MediaTek, Inc.	142,000	2,884
ASM International NV	10,858	2,749
SK hynix, Inc.	41,006	2,468
Trimble, Inc.[1]	41,404	2,093
Logitech International SA	31,053	1,927
Euronet Worldwide, Inc.[1]	19,369	1,828
KLA Corp.	4,743	1,788
Coforge, Ltd.	33,028	1,544
Cognizant Technology Solutions Corp., Class A	25,905	1,482
Globant SA1	8,094	1,361
Hamamatsu Photonics KK	25,400	1,222
Hundsun Technologies, Inc., Class A	198,090	1,153
Atlassian Corp., Class A1	8,731	1,124
VeriSign, Inc.[1]	4,446	913
MKS Instruments, Inc.	8,486	719
StoneCo, Ltd., Class A1	67,249	635
Autodesk, Inc.[1]	3,359	628
Disco Corp.	2,100	604
Advanced Micro Devices, Inc.[1]	8,455	548
Canva, Inc.[1,2,3]	385	342
Intel Corp.	3,575	95
		436,824

Financials 13.94%
Kotak Mahindra Bank, Ltd.	2,819,943	62,045
AIA Group, Ltd.	4,251,600	46,840
Ping An Insurance (Group) Company of China, Ltd., Class H	4,499,844	29,700
HDFC Bank, Ltd.	1,423,436	28,021
B3 SA-Brasil, Bolsa, Balcao	10,338,358	25,867
Capitec Bank Holdings, Ltd.	206,384	22,575
Bajaj Finance, Ltd.	215,621	17,066

70	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
ICICI Bank, Ltd.	967,310	$10,368
ICICI Bank, Ltd. (ADR)	290,583	6,361
AU Small Finance Bank, Ltd.	1,923,084	15,145
Bank Central Asia Tbk PT	20,947,600	11,484
UniCredit SpA	750,471	10,672
Industrial and Commercial Bank of China, Ltd., Class H	20,423,000	10,519
Nu Holdings, Ltd., Class A1	2,383,890	9,702
Bank Mandiri (Persero) Tbk PT	15,218,600	9,671
XP, Inc., Class A1	602,058	9,236
China Merchants Bank Co., Ltd., Class H	1,461,000	8,099
Discovery, Ltd.[1]	1,031,032	7,486
Banco Bilbao Vizcaya Argentaria, SA	1,202,030	7,259
Bank Rakyat Indonesia (Persero) Tbk PT	19,736,600	6,257
Eurobank Ergasias Services and Holdings SA1	5,321,431	6,007
Bank of Baroda	2,476,327	5,528
Moody’s Corp.	17,666	4,922
United Overseas Bank, Ltd.	191,900	4,401
Canara Bank	1,094,165	4,386
Erste Group Bank AG	135,838	4,332
East Money Information Co., Ltd., Class A	1,416,356	3,955
Alpha Services and Holdings SA1	3,535,444	3,772
Hong Kong Exchanges and Clearing, Ltd.	76,500	3,306
Bajaj Finserv, Ltd.	176,756	3,294
Standard Bank Group, Ltd.	330,214	3,261
Aon PLC, Class A	10,455	3,138
DBS Group Holdings, Ltd.	122,873	3,111
Grupo Financiero Banorte, SAB de CV, Series O	393,905	2,828
China Pacific Insurance (Group) Co., Ltd., Class H	1,158,294	2,558
Postal Savings Bank of China Co., Ltd., Class H	3,919,000	2,421
Bank of Ningbo Co., Ltd., Class A	498,700	2,329
S&P Global, Inc.	6,883	2,305
National Bank of Greece SA1	482,747	1,931
Piramal Enterprises, Ltd.	169,260	1,690
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,294,654	1,515
Lufax Holding, Ltd. (ADR)	751,404	1,458
China Construction Bank Corp., Class H	2,110,000	1,322
TISCO Financial Group PCL, foreign registered shares	343,800	983
Fairfax Financial Holdings, Ltd., subordinate voting shares	1,008	597
HDFC Life Insurance Company, Ltd.	23,813	162
Moscow Exchange MICEX-RTS PJSC[1,2]	438,203	—	[4]
Sberbank of Russia PJSC[1,2]	2,662,164	—	[4]
		429,885

Health care 13.14%
Novo Nordisk A/S, Class B	469,272	63,539
Thermo Fisher Scientific, Inc.	72,737	40,056
Eli Lilly and Company	98,730	36,119
AstraZeneca PLC	199,832	27,120
Max Healthcare Institute, Ltd.[1]	4,642,420	24,670
PerkinElmer, Inc.	129,804	18,201
Abbott Laboratories	165,381	18,157
BeiGene, Ltd. (ADR)[1]	65,681	14,446
BeiGene, Ltd.[1]	44,100	753
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,545,088	14,110
EssilorLuxottica	72,078	13,125
Danaher Corp.	48,758	12,941
Rede D’Or Sao Luiz SA	1,633,717	9,153
Hypera SA, ordinary nominative shares	1,024,373	8,770
Pfizer, Inc.	167,880	8,602
Laurus Labs, Ltd.	1,901,101	8,597
WuXi Biologics (Cayman), Inc.[1]	1,102,600	8,465

American Funds Insurance Series	71

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CSL, Ltd.	41,156	$8,025
Olympus Corp.	386,100	6,825
Carl Zeiss Meditec AG, non-registered shares	52,892	6,676
CanSino Biologics, Inc., Class H	673,696	5,763
WuXi AppTec Co., Ltd., Class H	268,500	2,837
WuXi AppTec Co., Ltd., Class A	203,359	2,354
Siemens Healthineers AG	100,533	5,029
Hapvida Participações e Investimentos SA1	4,948,421	4,761
Zoetis, Inc., Class A	31,997	4,689
Innovent Biologics, Inc.[1]	1,062,373	4,561
Straumann Holding AG	28,092	3,181
Legend Biotech Corp. (ADR)[1]	63,359	3,163
Hutchmed China, Ltd.[1,5]	786,002	2,418
Shionogi & Co., Ltd.	46,400	2,308
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	238,996	2,180
Mettler-Toledo International, Inc.[1]	1,435	2,074
OdontoPrev SA, ordinary nominative shares	1,000,547	1,711
Align Technology, Inc.[1]	7,299	1,539
Asahi Intecc Co., Ltd.	91,600	1,510
Genus PLC	40,970	1,477
Angelalign Technology, Inc.	85,000	1,340
Medtronic PLC	16,413	1,276
Merck KGaA	5,502	1,066
Bayer AG	16,010	827
Zai Lab, Ltd. (ADR)[1]	16,060	493
Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	272
		405,179

Industrials 10.83%
Airbus SE, non-registered shares	370,290	44,028
General Electric Co.	229,310	19,214
Larsen & Toubro, Ltd.	722,885	18,180
Safran SA	141,435	17,674
IMCD NV	113,074	16,151
DSV A/S	97,381	15,445
Shenzhen Inovance Technology Co., Ltd., Class A	1,435,674	14,359
Copa Holdings, SA, Class A1	172,274	14,328
Carrier Global Corp.	342,044	14,109
International Container Terminal Services, Inc.	3,660,200	13,173
Grab Holdings, Ltd., Class A1	3,941,298	12,691
Rumo SA	3,544,401	12,493
Caterpillar, Inc.	38,431	9,207
ZTO Express (Cayman), Inc., Class A (ADR)	294,858	7,923
Daikin Industries, Ltd.	45,200	6,953
Mitsui & Co., Ltd.	239,100	6,952
InPost SA1	768,099	6,492
TransDigm Group, Inc.	9,831	6,190
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,015,524	6,140
Suzhou Maxwell Technologies Co., Ltd., Class A	89,800	5,321
Thales SA	39,462	5,045
Interpump Group SpA	109,354	4,954
Boeing Company[1]	25,403	4,839
Raytheon Technologies Corp.	39,064	3,942
Contemporary Amperex Technology Co., Ltd., Class A	67,547	3,825
Wizz Air Holdings PLC[1]	153,309	3,512
Siemens AG	24,155	3,353
Centre Testing International Group Co., Ltd.	953,496	3,059
SMC Corp.	7,000	2,963
BAE Systems PLC	273,358	2,825
Spirax-Sarco Engineering PLC	21,156	2,718
Epiroc AB, Class B	153,337	2,472
Bharat Electronics, Ltd.	1,997,357	2,412

72	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Legrand SA	28,999	$2,335
Bureau Veritas SA	85,112	2,240
ABB, Ltd.	71,165	2,168
AirTAC International Group	70,000	2,119
Techtronic Industries Co., Ltd.	180,500	2,010
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	138,094	1,978
Hitachi, Ltd.	32,800	1,651
Atlas Copco AB, Class B	128,644	1,374
Nidec Corp.	25,100	1,307
Haitian International Holdings, Ltd.	485,000	1,297
Experian PLC	27,683	942
CCR SA, ordinary nominative shares	343,384	704
Vicor Corp.[1]	8,616	463
Hefei Meyer Optoelectronic Technology, Inc., Class A	126,100	434
		333,964

Consumer discretionary 10.70%
LVMH Moët Hennessy-Louis Vuitton SE	58,437	42,451
MercadoLibre, Inc.[1]	33,916	28,701
Midea Group Co., Ltd., Class A	3,015,168	22,397
Hermès International	13,597	20,982
Evolution AB	195,296	19,073
Li Ning Co., Ltd.	2,222,001	19,068
Galaxy Entertainment Group, Ltd.	2,661,000	17,620
General Motors Company	464,326	15,620
H World Group, Ltd. (ADR)	205,118	8,701
H World Group, Ltd.	611,320	2,631
YUM! Brands, Inc.	70,324	9,007
Trip.com Group, Ltd. (ADR)[1]	243,784	8,386
Zhongsheng Group Holdings, Ltd.	1,519,000	7,743
Kering SA	13,551	6,935
NIKE, Inc., Class B	56,533	6,615
Jumbo SA	367,791	6,278
Astra International Tbk PT	16,312,800	5,943
IDP Education, Ltd.	294,204	5,437
Industria de Diseño Textil, SA	198,585	5,288
Marriott International, Inc., Class A	35,444	5,277
JD.com, Inc., Class A	181,431	5,100
Titan Co., Ltd.	153,168	4,794
Tesla, Inc.[1]	36,323	4,474
adidas AG	32,573	4,447
Prosus NV, Class N	63,003	4,325
Alibaba Group Holding, Ltd.[1]	377,472	4,168
Americanas SA, ordinary nominative shares	1,839,202	3,362
Lear Corp.	22,412	2,779
Airbnb, Inc., Class A1	32,220	2,755
Melco Resorts & Entertainment, Ltd. (ADR)[1]	237,753	2,734
Maruti Suzuki India, Ltd.	24,671	2,495
Aptiv PLC[1]	23,648	2,202
Booking Holdings, Inc.[1]	1,083	2,183
InterContinental Hotels Group PLC	37,749	2,173
JD Health International, Inc.[1]	233,200	2,133
Naspers, Ltd., Class N	10,720	1,767
Stellantis NV	121,859	1,726
Inchcape PLC	158,322	1,563
Shangri-La Asia, Ltd.[1]	1,882,000	1,542
Magazine Luiza SA1	2,856,097	1,482
Levi Strauss & Co., Class A	89,390	1,387
Sands China, Ltd.[1]	367,200	1,216
Renault SA1	31,040	1,034
FSN E-Commerce Ventures, Ltd.	499,594	932
Flutter Entertainment PLC[1]	6,201	850

American Funds Insurance Series	73

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Cie. Financière Richemont SA, Class A	6,488	$840
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	617
Jiumaojiu International Holdings, Ltd.	196,000	517
Cyrela Brazil Realty SA, ordinary nominative shares	115,141	285
Ozon Holdings PLC (ADR)[1,2]	209,599	—	[4]
		330,035

Materials 7.96%
Vale SA (ADR), ordinary nominative shares	1,657,863	28,134
Vale SA, ordinary nominative shares	1,563,228	26,316
First Quantum Minerals, Ltd.	1,427,502	29,826
Freeport-McMoRan, Inc.	632,561	24,037
Asian Paints, Ltd.	524,675	19,588
Albemarle Corp.	72,979	15,826
Linde PLC	43,780	14,280
Sika AG	54,150	13,066
Pidilite Industries, Ltd.	359,013	11,037
Barrick Gold Corp.	348,685	5,990
Shin-Etsu Chemical Co., Ltd.	46,300	5,641
LANXESS AG	133,996	5,408
Sociedad Química y Minera de Chile SA, Class B (ADR)	59,883	4,781
Wacker Chemie AG	33,237	4,248
Gerdau SA (ADR)	743,704	4,120
Givaudan SA	1,316	4,012
Loma Negra Compania Industrial Argentina SA (ADR)	505,941	3,466
Fresnillo PLC	299,094	3,247
Jindal Steel & Power, Ltd.	427,648	2,989
Shandong Sinocera Functional Material Co., Ltd., Class A	551,700	2,189
Wheaton Precious Metals Corp.	52,459	2,050
OCI NV	50,734	1,810
Amcor PLC (CDI)	142,086	1,703
Arkema SA	18,241	1,645
CCL Industries, Inc., Class B, nonvoting shares	34,789	1,486
Umicore SA	37,150	1,371
Koninklijke DSM NV	11,145	1,366
Grupo México, SAB de CV, Series B	372,626	1,308
Corteva, Inc.	19,893	1,169
Glencore PLC	166,729	1,115
Yunnan Energy New Material Co., Ltd., Class A	53,564	1,012
BASF SE	13,092	650
Navin Fluorine International, Ltd.	7,411	364
Polymetal International PLC[1]	76,572	228
Alrosa PJSC[1,2]	1,123,215	—	[4]
		245,478

Consumer staples 6.23%
Kweichow Moutai Co., Ltd., Class A	119,607	29,597
ITC, Ltd.	4,065,758	16,297
Bunge, Ltd.	149,915	14,957
Anheuser-Busch InBev SA/NV	179,767	10,807
Nestlé SA	92,198	10,648
Constellation Brands, Inc., Class A	41,910	9,713
Philip Morris International, Inc.	89,011	9,009
Varun Beverages, Ltd.	520,713	8,291
Ajinomoto Co., Inc.	270,999	8,263
Monster Beverage Corp.[1]	79,331	8,054
Carlsberg A/S, Class B	47,845	6,334
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	3,616,697	6,138
Pernod Ricard SA	31,035	6,100
Raia Drogasil SA, ordinary nominative shares	1,191,066	5,351
Avenue Supermarts, Ltd.[1]	96,957	4,752
Japan Tobacco, Inc.	232,900	4,709

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Arca Continental, SAB de CV	559,188	$4,541
Dabur India, Ltd.	536,320	3,632
Uni-Charm Corp.	86,000	3,298
Mondelez International, Inc.	48,376	3,224
British American Tobacco PLC	57,762	2,292
L’Oréal SA, non-registered shares	6,141	2,203
Foshan Haitian Flavouring and Food Co., Ltd., Class A	189,896	2,174
Proya Cosmetics Co., Ltd., Class A	83,620	2,015
Danone SA	34,906	1,839
United Spirits, Ltd.[1]	150,135	1,593
Essity Aktiebolag, Class B	59,261	1,555
Monde Nissin Corp.	7,788,000	1,553
Wuliangye Yibin Co., Ltd., Class A	51,771	1,340
Reckitt Benckiser Group PLC	18,928	1,317
Diageo PLC	9,646	426
X5 Retail Group NV (GDR)[1,2]	88,147	—	[4]
		192,022

Communication services 5.12%
Sea, Ltd., Class A (ADR)[1]	440,837	22,937
Alphabet, Inc., Class C1	170,931	15,167
Alphabet, Inc., Class A1	70,628	6,231
Bharti Airtel, Ltd.	1,936,137	18,821
Bharti Airtel, Ltd., interim shares	80,154	419
Tencent Holdings, Ltd.	398,700	16,946
MTN Group, Ltd.	1,937,113	14,510
América Móvil, SAB de CV, Series L (ADR)	579,878	10,554
Netflix, Inc.[1]	32,399	9,554
Meta Platforms, Inc., Class A1	66,844	8,044
Telefónica, SA, non-registered shares	2,013,890	7,294
NetEase, Inc.	215,200	3,137
NetEase, Inc. (ADR)	26,801	1,946
Vodafone Group PLC	4,478,968	4,540
Indus Towers, Ltd.	1,704,995	3,916
Activision Blizzard, Inc.	51,137	3,914
Singapore Telecommunications, Ltd.	1,920,800	3,688
JCDecaux SE1	88,804	1,689
Telefônica Brasil SA, ordinary nominative shares	222,879	1,619
TIM SA	649,389	1,525
Informa PLC	166,372	1,247
Sitios Latinoamerica, SAB de CV, Class B1[1]	531,908	255
Yandex NV, Class A1,2	378,730	—	[4]
		157,953

Energy 4.96%
Reliance Industries, Ltd.	1,922,257	58,967
TotalEnergies SE	429,775	26,824
Baker Hughes Co., Class A	400,704	11,833
New Fortress Energy, Inc., Class A	199,711	8,472
BP PLC	1,438,591	8,366
Exxon Mobil Corp.	66,625	7,349
Hess Corp.	42,526	6,031
Cheniere Energy, Inc.	33,338	4,999
Aker BP ASA	160,241	4,995
Chevron Corp.	24,508	4,399
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	240,586	2,562
Shell PLC (GBP denominated)	88,634	2,519
INPEX Corp.	229,000	2,444
TechnipFMC PLC[1]	171,689	2,093

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Galp Energia, SGPS, SA, Class B	76,673	$1,037
Gazprom PJSC[2]	945,858	—	[4]
Rosneft Oil Co. PJSC[2]	588,661	—	[4]
		152,890

Utilities 1.73%
ENN Energy Holdings, Ltd.	1,596,100	22,267
AES Corp.	494,900	14,233
Engie SA	433,528	6,210
Enel SpA	717,325	3,858
Power Grid Corporation of India, Ltd.	1,407,075	3,622
China Resources Gas Group, Ltd.	848,600	3,161
China Gas Holdings, Ltd.	67,400	97
		53,448

Real estate 1.59%
Macrotech Developers, Ltd.[1]	1,294,321	17,070
American Tower Corp. REIT	36,333	7,698
ESR Group, Ltd.	2,725,200	5,720
CK Asset Holdings, Ltd.	920,500	5,667
BR Malls Participações SA, ordinary nominative shares	3,350,637	5,267
China Resources Mixc Lifestyle Services, Ltd.	550,000	2,794
CTP NV	192,994	2,273
Embassy Office Parks REIT	367,228	1,490
China Overseas Land & Investment, Ltd.	222,115	586
Country Garden Services Holdings Co., Ltd.	180,000	446
Ayala Land, Inc.	198,600	110
		49,121

Total common stocks (cost: $2,233,829,000)		2,786,799

Preferred securities 1.05%
Consumer discretionary 0.38%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	43,971	4,461
Getir BV, Series D, preferred shares[1,2,3]	7,768	3,736
Porsche Automobil Holding SE, nonvoting preferred shares	60,985	3,346
		11,543

Materials 0.28%
Gerdau SA, preferred nominative shares	1,533,179	8,529

Real estate 0.17%
QuintoAndar, Ltd., Series E, preferred shares[1,2,3]	32,657	4,267
QuintoAndar, Ltd., Series E-1, preferred shares[1,2,3]	8,400	1,098
		5,365

Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative shares	339,548	1,608
Itaú Unibanco Holding SA (ADR), preferred nominative shares	151,962	716
Banco Bradesco SA, preferred nominative shares	619,768	1,778
		4,102

Energy 0.06%
Petróleo Brasileiro SA (Petrobras) (ADR), preferred nominative shares	129,613	1,204
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	156,248	725
		1,929

Health care 0.02%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	71,554	605

76	American Funds Insurance Series

New World Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]		169,406	$235

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,2,3]		34	30
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3]		1	1
			31

Total preferred securities (cost: $30,813,000)			32,339

Rights & warrants 0.00%
Materials 0.00%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 10/30/2023[1,6]		43,474	172

Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]		37,386	31

Total rights & warrants (cost: $183,000)			203

Bonds, notes & other debt instruments 3.26%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.66%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[6]	USD	1,000	899
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]		885	732
Angola (Republic of) 8.25% 5/9/2028		500	457
Angola (Republic of) 8.00% 11/26/2029[6]		1,100	968
Angola (Republic of) 8.75% 4/14/2032[6]		280	243
Argentine Republic 1.00% 7/9/2029		32	9
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[7]		5,341	1,454
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[7]		2,217	568
Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)[7]		1,318	420
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		5,279	1,502
Armenia (Republic of) 7.15% 3/26/2025		290	294
Bahrain (Kingdom of) 6.75% 9/20/2029[6]		200	200
Brazil (Federative Republic of) 10.00% 1/1/2027	BRL	19,869	3,461
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		16,377	3,109
Chile (Republic of) 3.10% 5/7/2041	USD	375	271
Chile (Republic of) 4.34% 3/7/2042		645	547
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	36,200	5,205
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		34,650	5,410
Colombia (Republic of) 4.50% 1/28/2026	USD	280	264
Colombia (Republic of) 3.25% 4/22/2032		700	511
Colombia (Republic of) 8.00% 4/20/2033		200	201
Colombia (Republic of) 7.375% 9/18/2037		1,090	1,025
Colombia (Republic of) 5.625% 2/26/2044		520	384
Colombia (Republic of) 5.20% 5/15/2049		755	517
Colombia (Republic of) 4.125% 5/15/2051		350	211
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	127
Dominican Republic 6.875% 1/29/2026	USD	370	374
Dominican Republic 8.625% 4/20/2027[6]		575	600
Dominican Republic 5.50% 2/22/2029[6]		275	254
Dominican Republic 11.375% 7/6/2029	DOP	12,800	221
Dominican Republic 6.00% 2/22/2033[6]	USD	150	136
Dominican Republic 7.45% 4/30/2044[6]		1,125	1,053
Dominican Republic 7.45% 4/30/2044		1,000	936
Dominican Republic 5.875% 1/30/2060[6]		280	206
Egypt (Arab Republic of) 5.875% 2/16/2031[6]		365	255

American Funds Insurance Series	77

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	550	$411
Egypt (Arab Republic of) 7.625% 5/29/2032[6]	USD	900	669
Egypt (Arab Republic of) 7.625% 5/29/2032		275	204
Egypt (Arab Republic of) 8.50% 1/31/2047		800	536
Egypt (Arab Republic of) 8.875% 5/29/2050		850	578
Egypt (Arab Republic of) 8.75% 9/30/2051		755	510
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	329
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		880	553
Export-Import Bank of India 3.25% 1/15/2030		1,180	1,025
Gabonese Republic 6.95% 6/16/2025		540	513
Gabonese Republic 7.00% 11/24/2031		300	247
Ghana (Republic of) 6.375% 2/11/2027		485	188
Ghana (Republic of) 7.875% 3/26/2027		200	79
Ghana (Republic of) 7.75% 4/7/2029[6]		1,125	423
Ghana (Republic of) 7.625% 5/16/2029		460	174
Ghana (Republic of) 8.125% 3/26/2032		2,130	782
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,208
Honduras (Republic of) 5.625% 6/24/2030		678	547
Honduras (Republic of) 5.625% 6/24/2030[6]		281	227
Indonesia (Republic of) 6.625% 2/17/2037		500	568
Indonesia (Republic of) 5.25% 1/17/2042		840	828
Iraq (Republic of) 6.752% 3/9/2023		960	950
Jordan (Hashemite Kingdom of) 5.75% 1/31/2027[6]		800	773
Kazakhstan (Republic of) 6.50% 7/21/2045[6]		800	836
Kenya (Republic of) 6.875% 6/24/2024		200	185
Kenya (Republic of) 8.25% 2/28/2048[6]		1,800	1,402
Mongolia (State of) 8.75% 3/9/2024		370	359
Mongolia (State of) 4.45% 7/7/2031		300	234
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[7]		880	678
Oman (Sultanate of) 4.875% 2/1/2025[6]		565	556
Oman (Sultanate of) 5.375% 3/8/2027		750	736
Oman (Sultanate of) 6.25% 1/25/2031[6]		600	606
Pakistan (Islamic Republic of) 8.25% 9/30/2025[6]		410	199
Pakistan (Islamic Republic of) 6.00% 4/8/2026[6]		380	153
Pakistan (Islamic Republic of) 6.875% 12/5/2027[6]		1,050	416
Pakistan (Islamic Republic of) 7.875% 3/31/2036		200	72
Pakistan (Islamic Republic of) 8.875% 4/8/2051		850	300
Panama (Republic of) 3.75% 4/17/2026[6]		678	639
Panama (Republic of) 4.50% 5/15/2047		1,155	892
Panama (Republic of) 4.50% 4/16/2050		200	152
Panama (Republic of) 4.30% 4/29/2053		400	290
Panama (Republic of) 4.50% 1/19/2063		200	142
Paraguay (Republic of) 4.70% 3/27/2027[6]		400	395
Paraguay (Republic of) 4.95% 4/28/2031		320	310
Peru (Republic of) 3.00% 1/15/2034		425	336
Peru (Republic of) 6.55% 3/14/2037		1,070	1,131
Peru (Republic of) 3.55% 3/10/2051		370	265
Peru (Republic of) 2.78% 12/1/2060		365	214
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]		400	359
Philippines (Republic of) 1.648% 6/10/2031		580	465
Philippines (Republic of) 6.375% 10/23/2034		820	911
Philippines (Republic of) 3.95% 1/20/2040		700	595
Philippines (Republic of) 3.70% 3/1/2041		505	414
Philippines (Republic of) 2.95% 5/5/2045		790	572
PT Indonesia Asahan Aluminium Tbk 6.757% 11/15/2048		200	188
Qatar (State of) 4.50% 4/23/2028[6]		2,000	2,016
Qatar (State of) 4.50% 4/23/2028		600	605
Romania 2.00% 1/28/2032	EUR	1,375	987
Romania 2.00% 4/14/2033		300	207
Romania 5.125% 6/15/2048[6]	USD	500	399
Russian Federation 4.25% 6/23/2027[9]		1,000	430

78	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 4.375% 3/21/2029[6,9]	USD	800	$328
Russian Federation 5.10% 3/28/2035[9]		1,600	656
Russian Federation 5.25% 6/23/2047[9]		1,200	492
Senegal (Republic of) 4.75% 3/13/2028	EUR	950	880
South Africa (Republic of) 5.875% 6/22/2030	USD	1,200	1,120
South Africa (Republic of) 5.875% 4/20/2032		400	362
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[9]		450	147
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[9]		1,904	614
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[9]		1,270	407
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[9]		471	150
Tunisia (Republic of) 6.75% 10/31/2023	EUR	465	420
Tunisia (Republic of) 6.75% 10/31/2023		310	280
Tunisia (Republic of) 5.625% 2/17/2024		500	422
Tunisia (Republic of) 5.75% 1/30/2025	USD	625	435
Turkey (Republic of) 11.875% 1/15/2030		800	954
Turkey (Republic of) 5.875% 6/26/2031		1,170	963
Turkey (Republic of) 4.875% 4/16/2043		400	261
Turkey (Republic of) 5.75% 5/11/2047		2,005	1,373
Ukraine 8.994% 2/1/2026[9]		600	134
Ukraine 7.75% 9/1/2029[9]		2,328	503
Ukraine 9.75% 11/1/2030[9]		900	187
Ukraine 7.375% 9/25/2034[9]		2,180	416
United Mexican States 4.50% 4/22/2029		300	287
United Mexican States 4.75% 4/27/2032		870	817
United Mexican States 4.75% 3/8/2044		1,090	884
United Mexican States 3.75% 4/19/2071		200	125
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	986
United Mexican States, Series M, 7.75% 5/29/2031		43,000	2,044
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]	USD	1,383	121
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		299	26
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[9]		129	11
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[9]		64	6
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[9]		170	16
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		319	29
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]		64	5
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		1,149	92
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		950	67
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[9]		106	10
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[9]		85	7
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		107	10
			82,039

Corporate bonds, notes & loans 0.51%
Energy 0.17%
Oleoducto Central SA 4.00% 7/14/2027[6]		255	225
Oleoducto Central SA 4.00% 7/14/2027		200	177
Petrobras Global Finance Co. 6.85% 6/5/2115		314	266
Petróleos Mexicanos 6.875% 8/4/2026		800	757
Petróleos Mexicanos 6.49% 1/23/2027		1,670	1,525
Petróleos Mexicanos 8.75% 6/2/2029		1,105	1,038
Petróleos Mexicanos 6.70% 2/16/2032		622	490
Petrorio Luxembourg SARL 6.125% 6/9/2026		200	191
PTT Exploration and Production PCL 2.993% 1/15/2030		200	174
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	420
			5,263

American Funds Insurance Series	79

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.09%
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]	USD	800	$670
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		895	687
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	516
Power Financial Corp., Ltd. 6.15% 12/6/2028		432	439
Power Financial Corp., Ltd. 4.50% 6/18/2029		273	253
Power Financial Corp., Ltd. 3.35% 5/16/2031		310	258
			2,823

Consumer discretionary 0.07%
Alibaba Group Holding, Ltd. 4.20% 12/6/2047		600	461
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	256
Arcos Dorados BV 6.125% 5/27/2029		450	437
Meituan Dianping 3.05% 10/28/2030[6]		800	618
MercadoLibre, Inc. 3.125% 1/14/2031		400	310
Sands China, Ltd. 4.875% 6/18/2030		220	193
			2,275

Materials 0.05%
Braskem Idesa SAPI 7.45% 11/15/2029		775	613
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	237
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	204
Sasol Financing USA, LLC 5.875% 3/27/2024		500	491
			1,545

Utilities 0.04%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		280	244
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	328
Enfragen Energia Sur SA 5.375% 12/30/2030		969	679
			1,251

Communication services 0.04%
Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050		357	238
PLDT, Inc. 2.50% 1/23/2031		210	165
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	369
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	368
			1,140

Consumer staples 0.02%
Marfrig Global Foods SA 3.95% 1/29/2031		320	246
NBM US Holdings, Inc. 6.625% 8/6/2029[3]		420	407
			653

Industrials 0.02%
Mexico City Airport Trust 4.25% 10/31/2026		475	454

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	414

Total corporate bonds, notes & loans			15,818

U.S. Treasury bonds & notes 0.09%

U.S. Treasury 0.09%
U.S. Treasury (3-month U.S. Treasury Bill Yield - 0.015%) 4.383% 1/31/2024[10,11]		2,730	2,729

Total bonds, notes & other debt instruments (cost: $123,585,000)			100,586

80	American Funds Insurance Series

New World Fund (continued)

		Value
Short-term securities 5.44%	Shares	(000)
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12,13]	1,673,444	$167,328

Money market investments purchased with collateral from securities on loan 0.01%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[12,14]	149,334	150
Capital Group Central Cash Fund 4.31%[12,13,14]	862	86
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[12,14]	58,955	59
		295

Total short-term securities (cost: $167,602,000)		167,623
Total investment securities 100.12% (cost: $2,556,012,000)		3,087,550
Other assets less liabilities (0.12)%		(3,766)

Net assets 100.00%		$3,083,784

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	40	March 2023	USD	4,514	$(18)
5 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,511)	3
10 Year Euro-Bund Futures	Short	18	March 2023		(2,561)	126
10 Year Ultra U.S. Treasury Note Futures	Short	43	March 2023		(5,086)	30
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023		7,118	(48)
						$93

Forward currency contracts

						Unrealized
						(depreciation)
Contract amount						appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	77	EUR	73	Goldman Sachs	1/11/2023	$(1)
USD	1,484	EUR	1,409	Goldman Sachs	1/12/2023	(25)
EUR	8	USD	9	Barclays Bank PLC	1/13/2023	— [4]
USD	1,683	EUR	1,593	JPMorgan Chase	1/13/2023	(24)
						$(50)

American Funds Insurance Series	81

New World Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
				Notional	Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD 2,230	$ 131	$ 129	$ 2

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 5.43%
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12]	$216,764	$756,276	$805,673		$(44)	$5	$167,328	$4,331
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[12,14]	4,255		4,169	[15]			86	—	[16]
Total 5.43%					$(44)	$5	$167,414	$4,331

Restricted securities3

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
QuintoAndar, Ltd., Series E, preferred shares[1,2]	5/26/2021	$5,258	$4,267	.14%
QuintoAndar, Ltd., Series E-1, preferred shares[1,2]	12/20/2021	1,716	1,098	.04
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	3,736	.12
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	404	407	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	342	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	30	.00
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00
Total		$11,594	$9,881	.32%

82	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $9,881,000, which represented .32% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $311,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,603,000, which represented .64% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $297,000, which represented .01% of the net assets of the fund.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CDI = CREST Depository Interest

CNY = Chinese yuan

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MXN = Mexican pesos

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	83

Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Common stocks 95.35%	Shares	Value (000)
Health care 21.99%
UnitedHealth Group, Inc.	706,573	$374,611
Pfizer, Inc.	5,089,889	260,806
CVS Health Corp.	2,030,283	189,202
Eli Lilly and Company	436,276	159,607
Johnson & Johnson	897,185	158,488
AbbVie, Inc.	926,694	149,763
AstraZeneca PLC (ADR)	1,747,998	118,514
Humana, Inc.	211,641	108,400
Gilead Sciences, Inc.	1,234,157	105,952
Abbott Laboratories	676,709	74,296
Cigna Corp.	197,196	65,339
Elevance Health, Inc.	118,687	60,883
Danaher Corp.	228,637	60,685
Bristol-Myers Squibb Company	577,839	41,576
Novo Nordisk A/S, Class B (ADR)	214,095	28,976
Zimmer Biomet Holdings, Inc.	179,120	22,838
Thermo Fisher Scientific, Inc.	38,181	21,026
Regeneron Pharmaceuticals, Inc.[1]	25,933	18,710
Zoetis, Inc., Class A	100,063	14,664
Roche Holding AG (ADR)	322,207	12,614
Molina Healthcare, Inc.[1]	37,656	12,435
Edwards Lifesciences Corp.[1]	85,300	6,364
Baxter International, Inc.	114,187	5,820
ResMed, Inc.	24,754	5,152
		2,076,721

Information technology 17.56%
Broadcom, Inc.	919,032	513,857
Microsoft Corp.	1,830,263	438,934
Apple, Inc.	765,754	99,494
ASML Holding NV (New York registered) (ADR)	157,302	85,950
Intel Corp.	2,778,330	73,431
Visa, Inc., Class A	290,482	60,351
Fidelity National Information Services, Inc.	587,989	39,895
Motorola Solutions, Inc.	149,004	38,400
Mastercard, Inc., Class A	110,216	38,325
SAP SE (ADR)	370,066	38,187
KLA Corp.	90,564	34,145
Applied Materials, Inc.	344,981	33,594
Paychex, Inc.	238,707	27,585
TE Connectivity, Ltd.	233,588	26,816
Automatic Data Processing, Inc.	91,188	21,781
Texas Instruments, Inc.	119,302	19,711
NetApp, Inc.	285,109	17,124
Synopsys, Inc.[1]	47,178	15,064
Oracle Corp.	116,989	9,563
QUALCOMM, Inc.	85,889	9,443
EPAM Systems, Inc.[1]	21,637	7,091
Analog Devices, Inc.	28,186	4,623
Micron Technology, Inc.	74,256	3,711
Ciena Corp.[1]	17,550	895
		1,657,970

Financials 13.67%
Marsh & McLennan Companies, Inc.	1,329,999	220,088
JPMorgan Chase & Co.	1,231,233	165,108
BlackRock, Inc.	152,050	107,747
Chubb, Ltd.	450,474	99,375
CME Group, Inc., Class A	530,969	89,288
Wells Fargo & Company	1,821,863	75,225
Bank of America Corp.	1,370,945	45,406
Citizens Financial Group, Inc.	1,109,159	43,668

84	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Discover Financial Services	414,920	$40,592
Intercontinental Exchange, Inc.	394,483	40,470
Morgan Stanley	458,540	38,985
S&P Global, Inc.	111,373	37,303
Capital One Financial Corp.	348,076	32,357
Blackstone, Inc., nonvoting shares	403,946	29,969
Apollo Asset Management, Inc.	443,289	28,277
Nasdaq, Inc.	458,289	28,116
KKR & Co., Inc.	601,229	27,909
Goldman Sachs Group, Inc.	78,842	27,073
Aon PLC, Class A	75,142	22,553
PNC Financial Services Group, Inc.	130,342	20,586
Toronto-Dominion Bank[2]	236,859	15,339
KeyCorp	770,460	13,422
Canadian Imperial Bank of Commerce	314,940	12,739
Arthur J. Gallagher & Co.	56,249	10,605
Moody’s Corp.	26,105	7,273
Fifth Third Bancorp	192,883	6,329
Charles Schwab Corp.	38,738	3,225
Progressive Corp.	14,654	1,901
		1,290,928

Industrials 11.24%
Northrop Grumman Corp.	340,603	185,836
Lockheed Martin Corp.	220,356	107,201
Raytheon Technologies Corp.	991,865	100,099
Caterpillar, Inc.	415,519	99,542
Norfolk Southern Corp.	312,913	77,108
CSX Corp.	2,421,254	75,011
L3Harris Technologies, Inc.	323,116	67,276
Honeywell International, Inc.	292,363	62,653
Boeing Company[1]	256,666	48,892
Waste Connections, Inc.	206,205	27,335
Equifax, Inc.	124,702	24,237
ABB, Ltd. (ADR)	753,846	22,962
United Parcel Service, Inc., Class B	123,077	21,396
Robert Half International, Inc.	278,467	20,559
Union Pacific Corp.	99,249	20,552
Rockwell Automation	59,498	15,325
Carrier Global Corp.	317,975	13,117
Huntington Ingalls Industries, Inc.	47,307	10,913
PACCAR, Inc.	108,835	10,771
Republic Services, Inc.	78,273	10,096
Johnson Controls International PLC	152,323	9,749
BAE Systems PLC (ADR)[2]	212,361	8,950
HEICO Corp.	56,216	8,637
Air Lease Corp., Class A	157,245	6,041
RELX PLC (ADR)	186,041	5,157
Waste Management, Inc.	11,150	1,749
		1,061,164

Consumer discretionary 8.11%
Home Depot, Inc.	574,803	181,557
YUM! Brands, Inc.	682,736	87,445
Target Corp.	566,187	84,385
General Motors Company	1,894,289	63,724
Darden Restaurants, Inc.	417,284	57,723
Lennar Corp., Class A	515,314	46,636
Wynn Resorts, Ltd.[1]	470,851	38,831
NIKE, Inc., Class B	321,417	37,609
TJX Companies, Inc.	469,822	37,398
Dollar General Corp.	115,057	28,333

American Funds Insurance Series	85

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
D.R. Horton, Inc.	283,590	$25,279
Starbucks Corp.	247,055	24,508
Chipotle Mexican Grill, Inc.[1]	9,251	12,836
VF Corp.	440,631	12,166
Aptiv PLC[1]	104,868	9,766
McDonald’s Corp.	21,948	5,784
Royal Caribbean Cruises, Ltd.[1]	110,264	5,450
Polaris, Inc.	52,835	5,336
Amazon.com, Inc.[1]	17,265	1,450
		766,216

Consumer staples 6.76%
Archer Daniels Midland Company	1,568,943	145,676
Philip Morris International, Inc.	1,242,650	125,769
Keurig Dr Pepper, Inc.	1,386,913	49,457
Kraft Heinz Company	1,133,294	46,136
Procter & Gamble Company	266,724	40,425
Reckitt Benckiser Group PLC (ADR)[2]	2,494,590	35,149
Nestlé SA (ADR)	289,515	33,393
General Mills, Inc.	345,460	28,967
Hormel Foods Corp.	592,388	26,983
Mondelez International, Inc.	372,276	24,812
Costco Wholesale Corp.	50,498	23,052
Church & Dwight Co., Inc.	148,770	11,992
Walgreens Boots Alliance, Inc.	316,943	11,841
Unilever PLC (ADR)	182,723	9,200
British American Tobacco PLC (ADR)	222,076	8,879
Kimberly-Clark Corp.	55,351	7,514
Danone (ADR)	694,054	7,298
Conagra Brands, Inc.	57,435	2,223
		638,766

Energy 5.90%
Pioneer Natural Resources Company	558,497	127,555
Chevron Corp.	509,098	91,378
ConocoPhillips	757,878	89,430
Baker Hughes Co., Class A	2,518,351	74,367
Exxon Mobil Corp.	576,453	63,583
EOG Resources, Inc.	297,609	38,546
Canadian Natural Resources, Ltd.	665,647	36,963
TC Energy Corp.	678,590	27,049
Enbridge, Inc.	208,235	8,142
		557,013

Communication services 3.97%
Comcast Corp., Class A	6,323,705	221,140
Alphabet, Inc., Class C1	732,176	64,966
Alphabet, Inc., Class A1	442,820	39,070
Meta Platforms, Inc., Class A1	262,927	31,641
Activision Blizzard, Inc.	138,758	10,622
Electronic Arts, Inc.	36,898	4,508
Deutsche Telekom AG (ADR)	142,813	2,853
		374,800

Utilities 2.63%
Constellation Energy Corp.	810,638	69,885
Sempra Energy	407,271	62,940
Entergy Corp.	349,992	39,374
CMS Energy Corp.	446,368	28,268
Public Service Enterprise Group, Inc.	235,300	14,417
NextEra Energy, Inc.	142,120	11,881

86	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Xcel Energy, Inc.	110,238	$7,729
Dominion Energy, Inc.	123,750	7,588
Evergy, Inc.	95,960	6,039
		248,121

Materials 2.24%
Linde PLC	198,540	64,760
Rio Tinto PLC (ADR)	501,584	35,713
Corteva, Inc.	497,904	29,267
Air Products and Chemicals, Inc.	64,476	19,875
LyondellBasell Industries NV	219,873	18,256
Nucor Corp.	125,314	16,518
Huntsman Corp.	442,172	12,151
Albemarle Corp.	55,023	11,932
H.B. Fuller Co.	49,263	3,528
		212,000

Real estate 1.28%
Extra Space Storage, Inc. REIT	363,771	53,540
American Tower Corp. REIT	109,250	23,146
Equinix, Inc. REIT	27,909	18,281
Digital Realty Trust, Inc. REIT	174,296	17,477
Regency Centers Corp. REIT	115,400	7,212
Welltower, Inc. REIT	15,517	1,017
		120,673

Total common stocks (cost: $7,295,957,000)		9,004,372

Convertible stocks 0.35%
Health care 0.20%
Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 6/1/2023	197,800	9,906
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	6,821	9,253
		19,159

Utilities 0.08%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	90,700	4,552
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023	56,400	2,909
		7,461

Financials 0.07%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	113,300	6,487

Total convertible stocks (cost: $33,103,000)		33,107

Short-term securities 4.19%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3,4]	3,847,079	384,669

American Funds Insurance Series	87

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[3,4,5]	63,391	$6,338
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[3,5]	2,494,000	2,494
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[3,5]	1,460,582	1,461
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[3,5]	1,324,956	1,325
		11,618

Total short-term securities (cost: $396,237,000)		396,287
Total investment securities 99.89% (cost: $7,725,297,000)		9,433,766
Other assets less liabilities 0.11%		9,934

Net assets 100.00%		$9,443,700

Investments in affiliates4

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.14%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3]	$321,870	$1,392,905	$1,330,045	$(71)	$10	$384,669	$6,762
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 4.31%[3,5]	9,273		2,9356			6,338	—	[7]
Total 4.14%				$(71)	$10	$391,007	$6,762

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $12,432,000, which represented .13% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2022.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

88	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 95.23%	Shares	Value (000)
Information technology 15.74%
Broadcom, Inc.	91,368	$51,087
Microsoft Corp.	200,685	48,128
Taiwan Semiconductor Manufacturing Company, Ltd.	2,403,800	35,035
ASML Holding NV	48,522	26,265
Apple, Inc.	111,767	14,522
EPAM Systems, Inc.[1]	37,912	12,425
Tokyo Electron, Ltd.	35,800	10,635
Capgemini SE	47,477	7,963
Micron Technology, Inc.	141,746	7,085
Accenture PLC, Class A	24,538	6,548
Mastercard, Inc., Class A	15,969	5,553
Logitech International SA	65,146	4,043
NVIDIA Corp.	25,359	3,706
Delta Electronics, Inc.	337,000	3,139
Keyence Corp.	7,600	2,975
Hexagon AB, Class B	260,158	2,735
Ceridian HCM Holding, Inc.[1]	38,252	2,454
Shopify, Inc., Class A, subordinate voting shares[1]	69,098	2,398
OBIC Co., Ltd.	16,200	2,395
Applied Materials, Inc.	23,343	2,273
Synopsys, Inc.[1]	6,800	2,171
MediaTek, Inc.	93,000	1,889
Worldline SA, non-registered shares[1]	44,297	1,729
TE Connectivity, Ltd.	13,147	1,509
Lasertec Corp.	8,872	1,474
Fujitsu, Ltd.	11,000	1,457
SK hynix, Inc.	22,772	1,371
ServiceNow, Inc.[1]	3,191	1,239
Oracle Corp.	15,041	1,229
Disco Corp.	3,900	1,121
GlobalWafers Co., Ltd.	71,000	986
Snowflake, Inc., Class A1	5,882	844
Zscaler, Inc.[1]	7,066	791
Infosys, Ltd.	41,700	755
Nomura Research Institute, Ltd.	28,600	680
SS&C Technologies Holdings, Inc.	10,174	530
PagSeguro Digital, Ltd., Class A1	22,705	198
Wolfspeed, Inc.[1]	1,813	125
Fidelity National Information Services, Inc.	1,708	116
		271,578

Health care 15.17%
UnitedHealth Group, Inc.	74,724	39,617
Abbott Laboratories	241,728	26,539
Eli Lilly and Company	58,184	21,286
Gilead Sciences, Inc.	178,860	15,355
AstraZeneca PLC	104,122	14,131
Pfizer, Inc.	261,843	13,417
Novo Nordisk A/S, Class B	84,097	11,387
Thermo Fisher Scientific, Inc.	20,658	11,376
Daiichi Sankyo Company, Ltd.	344,500	11,040
Centene Corp.[1]	118,976	9,757
Novartis AG	96,113	8,706
Siemens Healthineers AG	144,724	7,240
Stryker Corp.	28,725	7,023
AbbVie, Inc.	34,990	5,655
Amgen, Inc.	18,534	4,868
Takeda Pharmaceutical Company, Ltd.	146,400	4,573
CVS Health Corp.	47,511	4,428
Olympus Corp.	213,300	3,770
Medtronic PLC	42,451	3,299
Vertex Pharmaceuticals, Inc.[1]	10,220	2,951

American Funds Insurance Series	89

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
ResMed, Inc.	13,349	$2,778
Shionogi & Co., Ltd.	52,400	2,607
Insulet Corp.[1]	8,552	2,518
PerkinElmer, Inc.	17,633	2,472
Carl Zeiss Meditec AG, non-registered shares	19,475	2,458
Bayer AG	46,783	2,416
EssilorLuxottica	12,616	2,297
DexCom, Inc.[1]	19,845	2,247
Cigna Corp.	6,618	2,193
Intuitive Surgical, Inc.[1]	7,213	1,914
Zoetis, Inc., Class A	11,180	1,638
CSL, Ltd.	8,133	1,586
Alcon, Inc.	21,412	1,471
Rede D’Or Sao Luiz SA	255,608	1,432
BioNTech SE (ADR)	8,468	1,272
Guardant Health, Inc.[1]	32,188	876
Eurofins Scientific SE, non-registered shares	12,151	875
Penumbra, Inc.[1]	3,640	810
Catalent, Inc.[1]	13,075	588
Molina Healthcare, Inc.[1]	1,089	360
Agilon Health, Inc.[1]	19,961	322
HOYA Corp.	1,300	126
EUROAPI[1]	2,830	42
		261,716

Financials 12.95%
Zurich Insurance Group AG	40,892	19,541
AIA Group, Ltd.	1,331,999	14,675
Kotak Mahindra Bank, Ltd.	641,387	14,112
Toronto-Dominion Bank (CAD denominated)	196,293	12,710
JPMorgan Chase & Co.	73,488	9,855
HDFC Bank, Ltd.	379,442	7,470
HDFC Bank, Ltd. (ADR)	14,868	1,017
B3 SA-Brasil, Bolsa, Balcao	3,320,838	8,309
DNB Bank ASA	401,356	7,946
Ping An Insurance (Group) Company of China, Ltd., Class H	1,071,500	7,072
Ping An Insurance (Group) Company of China, Ltd., Class A	23,000	156
Nasdaq, Inc.	110,650	6,788
PNC Financial Services Group, Inc.	39,710	6,272
Wells Fargo & Company	142,901	5,900
Morgan Stanley	64,543	5,487
Chubb, Ltd.	23,142	5,105
ING Groep NV	395,598	4,827
American International Group, Inc.	75,453	4,772
Aon PLC, Class A	15,659	4,700
HDFC Life Insurance Company, Ltd.	681,398	4,651
CME Group, Inc., Class A	27,577	4,637
Discover Financial Services	44,649	4,368
DBS Group Holdings, Ltd.	167,200	4,233
Blackstone, Inc., nonvoting shares	54,273	4,027
Intercontinental Exchange, Inc.	35,038	3,595
KBC Groep NV	54,921	3,526
S&P Global, Inc.	8,773	2,938
Citigroup, Inc.	60,832	2,751
FinecoBank SpA	153,752	2,562
Israel Discount Bank Ltd., Class A	471,720	2,479
Fairfax Financial Holdings, Ltd., subordinate voting shares	4,135	2,449
AXA SA	80,016	2,230
BNP Paribas SA	35,889	2,042
ICICI Bank, Ltd.	188,346	2,019
Apollo Asset Management, Inc.	31,437	2,005
Banco Santander, SA	631,521	1,891

90	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
National Bank of Canada	26,966	$1,817
Arthur J. Gallagher & Co.	9,509	1,793
Fifth Third Bancorp	48,163	1,580
Goldman Sachs Group, Inc.	4,548	1,562
Power Corporation of Canada, subordinate voting shares[2]	63,342	1,490
Blue Owl Capital, Inc., Class A	136,448	1,446
Macquarie Group, Ltd.	12,033	1,366
XP, Inc., Class A1	86,047	1,320
Postal Savings Bank of China Co., Ltd., Class H	2,121,000	1,310
United Overseas Bank, Ltd.	54,800	1,257
Marsh & McLennan Companies, Inc.	7,341	1,215
Bajaj Finance, Ltd.	15,022	1,189
China Merchants Bank Co., Ltd., Class H	130,403	723
China Merchants Bank Co., Ltd., Class A	86,187	462
Axis Bank, Ltd.	100,962	1,135
Hong Kong Exchanges and Clearing, Ltd.	25,200	1,089
Tryg A/S	45,292	1,074
East Money Information Co., Ltd., Class A	379,800	1,061
Aegon NV	196,376	996
Lufax Holding, Ltd. (ADR)	180,760	351
Sberbank of Russia PJSC[1,3]	3,196,952	—	[4]
		223,353

Industrials 12.59%
Airbus SE, non-registered shares	165,602	19,690
General Electric Co.	226,107	18,945
BAE Systems PLC	1,376,080	14,222
Raytheon Technologies Corp.	121,846	12,297
Carrier Global Corp.	262,272	10,819
Recruit Holdings Co., Ltd.	317,150	10,087
Safran SA	80,040	10,002
Lockheed Martin Corp.	20,070	9,764
Deere & Company	21,851	9,369
Siemens AG	59,301	8,230
Caterpillar, Inc.	31,794	7,617
Boeing Company[1]	39,550	7,534
CSX Corp.	174,517	5,406
L3Harris Technologies, Inc.	25,925	5,398
Mitsui & Co., Ltd.	152,400	4,431
LIXIL Corp.	288,000	4,389
Melrose Industries PLC	2,436,274	3,961
RELX PLC	119,741	3,318
RELX PLC (ADR)	15,132	419
TransDigm Group, Inc.	5,844	3,680
Bureau Veritas SA	137,541	3,620
Johnson Controls International PLC	55,085	3,525
Daikin Industries, Ltd.	19,600	3,015
Brenntag SE	39,862	2,549
Compagnie de Saint-Gobain SA, non-registered shares	51,704	2,538
Canadian Pacific Railway, Ltd.	31,797	2,372
Legrand SA	28,600	2,303
Bunzl PLC	68,998	2,303
ASSA ABLOY AB, Class B	104,956	2,258
Northrop Grumman Corp.	3,877	2,115
Schneider Electric SE	13,179	1,853
Thales SA	14,244	1,821
Waste Connections, Inc.	13,211	1,751
BayCurrent Consulting, Inc.	54,200	1,695
Rockwell Automation	6,529	1,682
VINCI SA	15,814	1,579
Rentokil Initial PLC	256,104	1,574
Nidec Corp.	22,100	1,151

American Funds Insurance Series	91

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
SMC Corp.	2,700	$1,143
AB Volvo, Class B	62,128	1,125
MTU Aero Engines AG	5,108	1,106
Atlas Copco AB, Class B	89,617	957
Adecco Group AG	28,154	926
ManpowerGroup, Inc.	11,115	925
Larsen & Toubro, Ltd.	35,295	888
International Consolidated Airlines Group SA (CDI)[1,2]	287,033	427
Honeywell International, Inc.	1,401	300
Deutsche Post AG	3,901	147
		217,226

Consumer discretionary 9.00%
LVMH Moët Hennessy-Louis Vuitton SE	40,590	29,488
Home Depot, Inc.	63,297	19,993
General Motors Company	304,882	10,256
Amazon.com, Inc.[1]	98,471	8,272
Booking Holdings, Inc.[1]	3,555	7,164
Flutter Entertainment PLC[1]	45,621	6,251
Restaurant Brands International, Inc.	44,121	2,853
Restaurant Brands International, Inc. (CAD denominated)	43,454	2,811
Cie. Financière Richemont SA, Class A	40,890	5,291
Sony Group Corp.	66,800	5,094
Dollar Tree Stores, Inc.[1]	33,180	4,693
Marriott International, Inc., Class A	29,974	4,463
Lennar Corp., Class A	39,345	3,561
Target Corp.	22,747	3,390
Industria de Diseño Textil, SA	117,969	3,141
Sands China, Ltd.[1]	935,200	3,098
Shimano, Inc.	19,200	3,059
Chipotle Mexican Grill, Inc.[1]	2,122	2,944
Evolution AB	25,292	2,470
Rivian Automotive, Inc., Class A1	126,108	2,324
NIKE, Inc., Class B	19,311	2,260
Pan Pacific International Holdings Corp.	119,900	2,226
YUM! Brands, Inc.	16,678	2,136
Astra International Tbk PT	5,716,600	2,083
InterContinental Hotels Group PLC	34,581	1,991
Darden Restaurants, Inc.	14,208	1,965
Stellantis NV	128,257	1,818
JD.com, Inc., Class A	52,947	1,488
Tesla, Inc.[1]	12,036	1,483
Midea Group Co., Ltd., Class A	194,700	1,446
Li Ning Co., Ltd.	163,000	1,399
Kindred Group PLC (SDR)	127,475	1,331
Wynn Macau, Ltd.[1]	826,400	921
Royal Caribbean Cruises, Ltd.[1]	17,446	862
Aristocrat Leisure, Ltd.	39,792	822
Entain PLC	17,337	278
Hermès International	105	162
		155,287

Consumer staples 7.57%
Philip Morris International, Inc.	309,980	31,373
Nestlé SA	110,820	12,798
Keurig Dr Pepper, Inc.	316,125	11,273
British American Tobacco PLC	243,321	9,654
Kroger Co.	171,853	7,661
Kweichow Moutai Co., Ltd., Class A	28,600	7,077
Ocado Group PLC[1]	898,794	6,764
Imperial Brands PLC	257,311	6,429
Seven & i Holdings Co., Ltd.	137,500	5,882

92	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Bunge, Ltd.	52,225	$5,210
Ajinomoto Co., Inc.	131,100	3,997
Danone SA	68,733	3,621
Arca Continental, SAB de CV	432,054	3,509
Treasury Wine Estates, Ltd.	365,056	3,373
Varun Beverages, Ltd.	177,457	2,825
Altria Group, Inc.	56,773	2,595
ITC, Ltd.	565,239	2,266
Constellation Brands, Inc., Class A	9,208	2,134
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	307,600	1,368
Essity Aktiebolag, Class B	31,422	825
		130,634

Materials 7.02%
Vale SA, ordinary nominative shares	1,606,974	27,052
Vale SA (ADR), ordinary nominative shares	880,043	14,934
Fortescue Metals Group, Ltd.	1,251,957	17,454
Rio Tinto PLC	167,527	11,755
Freeport-McMoRan, Inc.	262,321	9,968
Linde PLC	21,113	6,887
Shin-Etsu Chemical Co., Ltd.	39,100	4,764
BHP Group, Ltd. (CDI)	116,082	3,579
Air Products and Chemicals, Inc.	8,996	2,773
Albemarle Corp.	11,198	2,428
CRH PLC	60,032	2,377
Air Liquide SA, bonus shares[1]	8,561	1,218
Air Liquide SA, non-registered shares	7,503	1,067
Barrick Gold Corp. (CAD denominated)	121,716	2,086
Dow, Inc.	40,669	2,049
Akzo Nobel NV	29,669	1,980
Glencore PLC	279,444	1,869
Amcor PLC (CDI)	147,168	1,764
Evonik Industries AG	82,596	1,586
First Quantum Minerals, Ltd.	70,833	1,480
HeidelbergCement AG	25,414	1,449
Lynas Rare Earths, Ltd.[1]	121,178	643
		121,162

Energy 6.30%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	429,516	23,852
Baker Hughes Co., Class A	428,998	12,668
TotalEnergies SE	178,299	11,129
EOG Resources, Inc.	74,135	9,602
Tourmaline Oil Corp.	123,757	6,244
BP PLC	932,803	5,424
Reliance Industries, Ltd.	147,765	4,533
Cameco Corp. (CAD denominated)	147,245	3,337
Cameco Corp.	46,300	1,050
Shell PLC (GBP denominated)	149,201	4,240
Cenovus Energy, Inc. (CAD denominated)	206,756	4,011
Woodside Energy Group, Ltd.	119,566	2,893
Woodside Energy Group, Ltd. (CDI)	37,610	908
ConocoPhillips	29,431	3,473
Aker BP ASA	101,330	3,159
TC Energy Corp. (CAD denominated)	76,353	3,044
Suncor Energy, Inc.	84,173	2,670
Var Energi ASA	735,288	2,537
Exxon Mobil Corp.	18,586	2,050
Halliburton Company	44,744	1,761
Gazprom PJSC[3]	2,248,304	—	[4]
		108,585

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 4.97%
Alphabet, Inc., Class C1	185,056	$16,420
Alphabet, Inc., Class A1	90,146	7,954
Netflix, Inc.[1]	30,480	8,988
Comcast Corp., Class A	225,329	7,880
SoftBank Corp.	536,785	6,069
NetEase, Inc.	348,000	5,073
Publicis Groupe SA	78,301	4,972
Meta Platforms, Inc., Class A1	38,469	4,629
Sea, Ltd., Class A (ADR)[1]	85,765	4,462
Universal Music Group NV	148,872	3,594
Bharti Airtel, Ltd.	357,140	3,472
Bharti Airtel, Ltd., interim shares	13,994	73
Deutsche Telekom AG1	161,959	3,230
Singapore Telecommunications, Ltd.	1,510,800	2,901
Omnicom Group, Inc.	21,678	1,768
Nippon Telegraph and Telephone Corp.	53,400	1,524
Tencent Holdings, Ltd.	34,300	1,458
Take-Two Interactive Software, Inc.[1]	12,130	1,263
Yandex NV, Class A1,3	151,598	—	[4]
		85,730

Utilities 2.91%
DTE Energy Company	51,844	6,093
Iberdrola, SA, non-registered shares	502,226	5,875
PG&E Corp.[1]	322,958	5,251
NextEra Energy, Inc.	55,877	4,671
E.ON SE	439,329	4,385
China Resources Gas Group, Ltd.	1,106,532	4,121
Engie SA	236,678	3,390
Engie SA, bonus shares	41,586	596
Edison International	52,162	3,318
Enel SpA	583,497	3,138
Exelon Corp.	59,727	2,582
Power Grid Corporation of India, Ltd.	862,367	2,220
AES Corp.	47,865	1,377
Endesa, SA	67,522	1,274
Constellation Energy Corp.	12,539	1,081
Public Service Enterprise Group, Inc.	14,569	893
		50,265

Real estate 1.01%
Crown Castle, Inc. REIT	39,469	5,353
Longfor Group Holdings, Ltd.	866,238	2,655
American Tower Corp. REIT	12,107	2,565
China Resources Mixc Lifestyle Services, Ltd.	358,800	1,823
W. P. Carey, Inc. REIT	22,705	1,774
Americold Realty Trust, Inc. REIT	62,231	1,762
Sun Hung Kai Properties, Ltd.	70,500	965
Iron Mountain, Inc. REIT	11,618	579
		17,476

Total common stocks (cost: $1,368,680,000)		1,643,012

Preferred securities 0.16%
Consumer discretionary 0.12%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	19,788	2,007

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Preferred securities (continued)		Shares		Value (000)
Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]			59,790	$505

Financials 0.01%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]			58,870	138
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]			61,516	125
				263

Total preferred securities (cost: $3,231,000)				2,775

Convertible bonds & notes 0.05%		Principal amount (000)
Communication services 0.05%
Sea, Ltd., convertible notes, 2.375% 12/1/2025		USD	952	940

Total convertible bonds & notes (cost: $2,437,000)				940

Bonds, notes & other debt instruments 0.35%
Corporate bonds, notes & loans 0.29%
Health care 0.15%
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024			1,600	1,572
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026			1,100	964
				2,536

Consumer discretionary 0.07%
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[5]			647	695
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]			390	312
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]			151	152
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]			125	129
				1,288

Energy 0.04%
TransCanada PipeLines, Ltd. 5.10% 3/15/2049			800	729

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046[6]			709	462

Total corporate bonds, notes & loans				5,015

Bonds & notes of governments & government agencies outside the U.S. 0.06%
United Mexican States, Series M, 8.00% 12/7/2023		MXN	20,000	1,001

Total bonds, notes & other debt instruments (cost: $6,581,000)				6,016

Short-term securities 4.42%	Weighted average yield at acquisition
Commercial paper 4.04%
DBS Bank, Ltd. 1/5/2023[5]	3.640%	USD	37,100	37,073
DNB Bank ASA 3/2/2023[5]	4.273		33,000	32,755
				69,828

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.34%
Invesco Short-Term Investments Trust – Government & Agency Portfolio,Institutional Class 4.22%[7,8]	2,893,689	$2,894
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	2,827,563	2,827
Capital Group Central Cash Fund 4.31%[7,8,9]	1,112	111
		5,832

Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7,9]	6,929	693

Total short-term securities (cost: $76,365,000)		76,353
Total investment securities 100.21% (cost: $1,457,294,000)		1,729,096
Other assets less liabilities (0.21)%		(3,698)

Net assets 100.00%		$1,725,398

Investments in affiliates9

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)		Net realized gain (000)		Net unrealized depreciation (000)		Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 0.05%
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,8]	$293	$		$182	[10]	$		$		$111	$—	[11]
Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7]	12,989		493,820	506,123			8		(1)	693	1,469
Total 0.05%							$8		$(1)	$804	$1,469

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $6,155,000, which represented .36% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $71,116,000, which represented 4.12% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

96	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2022

Common stocks 91.48%	Shares	Value (000)
Information technology 20.19%
Microsoft Corp.	7,759,381	$1,860,855
Broadcom, Inc.	2,430,747	1,359,104
Mastercard, Inc., Class A	1,487,948	517,404
Apple, Inc.	2,169,231	281,848
Visa, Inc., Class A	1,346,541	279,757
ASML Holding NV	215,068	116,417
ASML Holding NV (New York registered) (ADR)	137,293	75,017
Taiwan Semiconductor Manufacturing Company, Ltd.	12,123,000	176,689
Automatic Data Processing, Inc.	718,796	171,692
Fidelity National Information Services, Inc.	2,472,310	167,746
Accenture PLC, Class A	625,335	166,864
Applied Materials, Inc.	1,686,100	164,192
Concentrix Corp.	904,367	120,426
Micron Technology, Inc.	2,363,454	118,125
ServiceNow, Inc.[1]	294,412	114,311
GoDaddy, Inc., Class A1	1,402,444	104,931
Global Payments, Inc.	973,628	96,701
FleetCor Technologies, Inc.[1]	420,507	77,239
Analog Devices, Inc.	398,402	65,350
QUALCOMM, Inc.	564,911	62,106
Fiserv, Inc.[1]	536,700	54,244
Texas Instruments, Inc.	309,811	51,187
Adobe, Inc.[1]	143,116	48,163
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	45,576
KLA Corp.	116,000	43,736
MKS Instruments, Inc.	481,000	40,755
Cognizant Technology Solutions Corp., Class A	682,850	39,052
NVIDIA Corp.	239,765	35,039
Snowflake, Inc., Class A1	225,042	32,303
Datadog, Inc., Class A1	365,800	26,886
Intel Corp.	1,000,000	26,430
Ceridian HCM Holding, Inc.[1]	350,352	22,475
Trimble, Inc.[1]	443,800	22,439
Lam Research Corp.	50,039	21,031
Dye & Durham, Ltd.[2]	1,322,100	16,023
Paychex, Inc.	127,131	14,691
VeriSign, Inc.[1]	61,000	12,532
Atlassian Corp., Class A1	52,744	6,787
Euronet Worldwide, Inc.[1]	27,800	2,624
		6,658,747

Industrials 14.17%
Raytheon Technologies Corp.	7,634,279	770,451
General Electric Co.	6,238,229	522,701
Northrop Grumman Corp.	633,267	345,517
TFI International, Inc.	2,669,105	267,551
Carrier Global Corp.	5,549,584	228,920
TransDigm Group, Inc.	340,571	214,441
Woodward, Inc.	2,204,500	212,977
General Dynamics Corp.	848,975	210,639
Airbus SE, non-registered shares	1,617,590	192,335
Waste Connections, Inc.	1,425,463	188,959
L3Harris Technologies, Inc.	840,290	174,957
Old Dominion Freight Line, Inc.	525,000	148,985
BWX Technologies, Inc.	2,159,505	125,424
Norfolk Southern Corp.	482,759	118,962
United Rentals, Inc.[1]	296,000	105,204
ITT, Inc.	1,244,379	100,919
Waste Management, Inc.	625,300	98,097
Equifax, Inc.	490,008	95,238
Air Lease Corp., Class A	2,097,300	80,578
Honeywell International, Inc.	364,682	78,151

American Funds Insurance Series	97

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Fortive Corp.	1,085,000	$69,711
United Airlines Holdings, Inc.[1]	1,810,598	68,260
Safran SA	539,713	67,444
Lockheed Martin Corp.	110,000	53,514
GFL Environmental, Inc., subordinate voting shares	1,600,000	46,768
CSX Corp.	1,171,873	36,305
Otis Worldwide Corp.	268,100	20,995
Fastenal Co.	379,747	17,970
Boeing Company[1]	62,500	11,906
		4,673,879

Health care 13.30%
UnitedHealth Group, Inc.	2,035,435	1,079,147
Abbott Laboratories	6,014,324	660,313
AbbVie, Inc.	3,742,689	604,856
Novo Nordisk A/S, Class B	2,431,449	329,218
Humana, Inc.	487,426	249,655
AstraZeneca PLC	1,209,323	164,124
AstraZeneca PLC (ADR)	721,200	48,897
Elevance Health, Inc.	366,614	188,062
Thermo Fisher Scientific, Inc.	265,602	146,264
Bristol-Myers Squibb Company	1,994,278	143,488
Eli Lilly and Company	360,974	132,059
Pfizer, Inc.	2,180,169	111,712
PerkinElmer, Inc.	769,600	107,913
Seagen, Inc.[1]	654,515	84,112
Horizon Therapeutics PLC[1]	421,815	48,002
Zoetis, Inc., Class A	305,121	44,715
Tandem Diabetes Care, Inc.[1]	910,186	40,913
Stryker Corp.	148,897	36,404
Medtronic PLC	413,597	32,145
Roche Holding AG, nonvoting non-registered shares	85,502	26,870
Penumbra, Inc.[1]	117,381	26,113
Edwards Lifesciences Corp.[1]	317,059	23,656
Zimmer Biomet Holdings, Inc.	171,174	21,825
Takeda Pharmaceutical Company, Ltd.	464,600	14,511
NovoCure, Ltd.[1]	193,600	14,200
Vir Biotechnology, Inc.[1]	258,400	6,540
		4,385,714

Financials 8.78%
JPMorgan Chase & Co.	3,394,830	455,247
Chubb, Ltd.	1,451,726	320,251
Marsh & McLennan Companies, Inc.	1,709,201	282,839
Arthur J. Gallagher & Co.	1,189,650	224,297
Nasdaq, Inc.	2,761,260	169,403
BlackRock, Inc.	202,957	143,821
Morgan Stanley	1,592,297	135,377
Aon PLC, Class A	442,013	132,666
B3 SA-Brasil, Bolsa, Balcao	39,829,500	99,654
Berkshire Hathaway, Inc., Class B1	285,000	88,037
State Street Corp.	1,077,260	83,563
Webster Financial Corp.	1,701,139	80,532
American International Group, Inc.	1,272,230	80,456
Signature Bank	669,947	77,191
S&P Global, Inc.	228,138	76,413
Moody’s Corp.	216,306	60,267
Power Corporation of Canada, subordinate voting shares[2]	2,293,100	53,940
Wells Fargo & Company	1,298,041	53,596
Blue Owl Capital, Inc., Class A	4,749,165	50,341
MSCI, Inc.	98,300	45,726
TPG, Inc., Class A	1,347,552	37,502

98	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
LPL Financial Holdings, Inc.	169,900	$36,727
Western Alliance Bancorporation	486,936	29,002
Citizens Financial Group, Inc.	728,750	28,691
Bank of America Corp.	791,332	26,209
PNC Financial Services Group, Inc.	152,679	24,114
CME Group, Inc., Class A	5,500	925
		2,896,787

Consumer discretionary 7.82%
Amazon.com, Inc.[1]	5,804,151	487,549
General Motors Company	8,736,000	293,879
Dollar Tree Stores, Inc.[1]	1,279,006	180,903
Home Depot, Inc.	551,165	174,091
Hilton Worldwide Holdings, Inc.	1,177,320	148,766
Royal Caribbean Cruises, Ltd.[1]	2,958,586	146,243
Wyndham Hotels & Resorts, Inc.	1,842,940	131,420
D.R. Horton, Inc.	1,325,599	118,164
Chipotle Mexican Grill, Inc.[1]	70,670	98,054
Burlington Stores, Inc.[1]	399,428	80,988
InterContinental Hotels Group PLC	1,396,700	80,392
Starbucks Corp.	767,500	76,136
NIKE, Inc., Class B	629,740	73,686
Dollar General Corp.	291,102	71,684
Lear Corp.	569,068	70,576
Kering SA	101,695	52,046
Aptiv PLC[1]	447,289	41,656
Darden Restaurants, Inc.	296,000	40,946
CarMax, Inc.[1]	650,000	39,578
Churchill Downs, Inc.	185,426	39,205
Airbnb, Inc., Class A1	350,000	29,925
Norwegian Cruise Line Holdings, Ltd.[1]	2,177,187	26,649
YUM! Brands, Inc.	196,630	25,184
NVR, Inc.[1]	5,298	24,437
Rivian Automotive, Inc., Class A1	1,071,576	19,749
McDonald’s Corp.	25,000	6,588
		2,578,494

Communication services 7.52%
Alphabet, Inc., Class C1	5,068,984	449,771
Alphabet, Inc., Class A1	4,841,135	427,133
Netflix, Inc.[1]	1,812,523	534,477
Comcast Corp., Class A	11,970,266	418,600
Meta Platforms, Inc., Class A1	3,113,843	374,720
Charter Communications, Inc., Class A1	378,097	128,213
Electronic Arts, Inc.	843,700	103,083
T-Mobile US, Inc.[1]	181,772	25,448
Take-Two Interactive Software, Inc.[1]	178,984	18,638
		2,480,083

Consumer staples 5.80%
Philip Morris International, Inc.	6,790,089	687,225
British American Tobacco PLC	9,433,859	374,286
Keurig Dr Pepper, Inc.	6,469,367	230,698
General Mills, Inc.	1,378,800	115,612
Mondelez International, Inc.	1,506,161	100,386
Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	83,478
Anheuser-Busch InBev SA/NV	1,339,531	80,530
Archer Daniels Midland Company	670,100	62,219
Constellation Brands, Inc., Class A	237,807	55,112
Bunge, Ltd.	538,852	53,761

American Funds Insurance Series	99

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Procter & Gamble Company	180,677	$27,383
Kraft Heinz Company	567,200	23,091
Monster Beverage Corp.[1]	178,560	18,129
		1,911,910

Energy 4.78%
Chevron Corp.	2,053,300	368,547
ConocoPhillips	2,749,013	324,383
Canadian Natural Resources, Ltd. (CAD denominated)	4,947,114	274,722
Baker Hughes Co., Class A	7,353,936	217,162
EOG Resources, Inc.	620,310	80,343
TC Energy Corp. (CAD denominated)[2]	1,849,358	73,728
Exxon Mobil Corp.	660,220	72,822
Equitrans Midstream Corp.	10,215,807	68,446
Suncor Energy, Inc.	1,451,133	46,031
Cheniere Energy, Inc.	238,735	35,801
Diamondback Energy, Inc.	117,500	16,072
		1,578,057

Utilities 4.04%
PG&E Corp.[1]	25,776,996	419,134
Edison International	2,689,330	171,095
Entergy Corp.	1,304,500	146,756
Constellation Energy Corp.	1,414,838	121,973
Sempra Energy	690,000	106,633
CenterPoint Energy, Inc.	2,840,104	85,175
AES Corp.	2,803,707	80,635
Enel SpA	12,931,498	69,549
NextEra Energy, Inc.	585,000	48,906
DTE Energy Company	401,000	47,129
CMS Energy Corp.	551,001	34,895
		1,331,880

Materials 3.24%
Linde PLC	1,122,332	366,082
Vale SA (ADR), ordinary nominative shares	5,459,475	92,647
Vale SA, ordinary nominative shares	3,404,848	57,318
LyondellBasell Industries NV	1,735,980	144,138
Albemarle Corp.	540,457	117,204
Freeport-McMoRan, Inc.	2,382,960	90,553
Corteva, Inc.	1,405,942	82,641
ATI, Inc.[1]	1,769,447	52,836
Barrick Gold Corp.	2,373,000	40,768
Sherwin-Williams Company	101,038	23,979
		1,068,166

Real estate 1.84%
VICI Properties, Inc. REIT	9,124,903	295,647
Equinix, Inc. REIT	298,158	195,302
Crown Castle, Inc. REIT	864,782	117,299
		608,248

Total common stocks (cost: $19,921,309,000)		30,171,965

Convertible stocks 0.83%
Health care 0.51%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	123,957	168,154

100	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks (continued)	Shares		Value (000)
Consumer discretionary 0.14%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		420,075	$45,082

Utilities 0.09%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		617,200	30,977

Financials 0.09%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		527,700	30,211

Total convertible stocks (cost: $288,316,000)			274,424

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Industrials 0.02%
Boeing Company 4.875% 5/1/2025	USD	4,706	4,674

Consumer discretionary 0.00%
General Motors Financial Co. 4.30% 7/13/2025		160	155
General Motors Financial Co. 5.25% 3/1/2026		827	815
			970
Energy 0.00%
Weatherford International, Ltd. 11.00% 12/1/2024[3]		265	272
Total corporate bonds, notes & loans			5,916

Total bonds, notes & other debt instruments (cost: $5,868,000)			5,916

Short-term securities 8.45%		Shares
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4,5]		25,654,468	2,565,190

Money market investments purchased with collateral from securities on loan 0.68%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[4,6]		92,462,113	92,462
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[4,6]		91,131,298	91,131
Capital Group Central Cash Fund 4.31%[4,5,6]		402,344	40,231
			223,824

Total short-term securities (cost: $2,788,688,000)			2,789,014
Total investment securities 100.78% (cost: $23,004,181,000)			33,241,319
Other assets less liabilities (0.78)%			(258,352)

Net assets 100.00%			$32,982,967

American Funds Insurance Series	101

Growth-Income Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 7.89%
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4]	$1,220,761	$5,840,874		$4,496,259	$(316)	$130	$2,565,190	$40,278

Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[4,6]	39,148	1,083	[7]				40,231	—	[8]
Total 7.89%					$(316)	$130	$2,605,421	$40,278

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $240,456,000, which represented .73% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $272,000, which represented less than .01% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

102	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 96.75%	Shares	Value (000)
Financials 16.53%
AIA Group, Ltd.	408,000	$4,495
Ping An Insurance (Group) Company of China, Ltd., Class H	643,000	4,244
AXA SA	114,432	3,189
Zurich Insurance Group AG	5,399	2,580
HDFC Bank, Ltd.	118,266	2,328
Tokio Marine Holdings, Inc.	105,200	2,252
UniCredit SpA	132,526	1,885
Toronto-Dominion Bank (CAD denominated)	28,953	1,875
Société Générale	70,627	1,772
DNB Bank ASA	78,454	1,553
Euronext NV	20,312	1,506
Banco Bilbao Vizcaya Argentaria, SA	216,058	1,305
Aon PLC, Class A	4,301	1,291
Hana Financial Group, Inc.	37,354	1,250
London Stock Exchange Group PLC	12,717	1,097
Hang Seng Bank, Ltd.	66,200	1,096
B3 SA-Brasil, Bolsa, Balcao	407,901	1,021
UBS Group AG	54,178	1,010
Industrial and Commercial Bank of China, Ltd., Class H	1,959,040	1,009
Banco Santander, SA	307,795	922
Resona Holdings, Inc.	167,200	918
XP, Inc., Class A1	53,223	816
Prudential PLC	55,866	756
Erste Group Bank AG	22,556	719
DBS Group Holdings, Ltd.	26,695	676
Bank Leumi Le-Israel BM	77,681	648
Discovery, Ltd.[1]	88,847	645
Tryg A/S	25,561	606
ABN AMRO Bank NV	42,512	587
HDFC Life Insurance Company, Ltd.	82,955	566
China Merchants Bank Co., Ltd., Class H	98,500	546
Kotak Mahindra Bank, Ltd.	23,335	513
Israel Discount Bank Ltd., Class A	87,914	462
Banca Generali SpA	13,051	449
ICICI Bank, Ltd. (ADR)	18,198	398
Islandsbanki hf.	466,167	394
Skandinaviska Enskilda Banken AB, Class A	32,490	374
Brookfield Corp., Class A (CAD denominated)	10,905	343
Grupo Financiero Banorte, SAB de CV, Series O	41,185	296
ICICI Securities, Ltd.	45,682	275
Postal Savings Bank of China Co., Ltd., Class H	437,000	270
ING Groep NV	21,878	267
EQT AB	11,659	248
United Overseas Bank, Ltd.	5,400	124
AU Small Finance Bank, Ltd.	12,289	97
Brookfield Asset Management, Ltd., Class A (CAD denominated)[1]	2,726	78
Moscow Exchange MICEX-RTS PJSC[1,2]	346,177	—	[3]
Sberbank of Russia PJSC[1,2]	476,388	—	[3]
		49,751

Industrials 11.96%
Airbus SE, non-registered shares	51,245	6,093
BAE Systems PLC	413,069	4,269
Alliance Global Group, Inc.	7,895,900	1,689
ABB, Ltd.	50,534	1,539
Rheinmetall AG	7,314	1,457
SMC Corp.	3,100	1,312
Daikin Industries, Ltd.	8,400	1,292
RELX PLC	46,516	1,289
Brenntag SE	19,924	1,274
Bunzl PLC	34,974	1,167
CCR SA, ordinary nominative shares	565,458	1,159

American Funds Insurance Series	103

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Ryanair Holdings PLC (ADR)[1]	13,626	$1,019
Safran SA	7,664	958
InPost SA1	109,547	926
Cathay Pacific Airways, Ltd.[1,4]	787,000	856
LIXIL Corp.	50,900	776
Mitsui & Co., Ltd.	25,200	733
Waste Connections, Inc. (CAD denominated)	5,192	688
Experian PLC	17,789	606
TFI International, Inc. (CAD denominated)	5,936	594
Techtronic Industries Co., Ltd.	50,500	562
Caterpillar, Inc.	2,260	541
BELIMO Holding AG	1,112	531
Epiroc AB, Class A	19,779	362
Epiroc AB, Class B	10,197	164
Canadian Pacific Railway, Ltd. (CAD denominated)	6,837	510
Interpump Group SpA	9,158	415
Deutsche Post AG	9,640	363
Siemens AG	2,589	359
Nidec Corp.	6,900	359
DSV A/S	2,161	343
Japan Airlines Co., Ltd.[1]	16,500	338
Adecco Group AG	10,191	335
Kone OYJ, Class B	5,245	272
ASSA ABLOY AB, Class B	11,710	252
Wizz Air Holdings PLC[1]	9,714	222
SITC International Holdings Co., Ltd.	79,659	176
Hitachi, Ltd.	2,400	121
Polycab India, Ltd.	2,077	64
Husqvarna AB, Class B	1,503	11
		35,996

Consumer discretionary 11.78%
Evolution AB	44,081	4,305
LVMH Moët Hennessy-Louis Vuitton SE	5,830	4,235
MGM China Holdings, Ltd.[1]	2,330,000	2,568
Renault SA1	75,272	2,508
Sands China, Ltd.[1]	568,372	1,883
Restaurant Brands International, Inc. (CAD denominated)	26,120	1,689
InterContinental Hotels Group PLC	25,528	1,469
Wynn Macau, Ltd.[1]	1,317,200	1,468
Prosus NV, Class N	19,085	1,310
Midea Group Co., Ltd., Class A	170,800	1,269
Galaxy Entertainment Group, Ltd.	184,000	1,218
Sodexo SA	11,689	1,118
adidas AG	8,004	1,093
Li Ning Co., Ltd.	122,500	1,051
B&M European Value Retail SA	203,086	1,012
Nitori Holdings Co., Ltd.	6,200	804
Industria de Diseño Textil, SA	29,903	796
Paltac Corp.	21,900	767
Valeo SA, non-registered shares	40,170	716
Stellantis NV	43,832	621
OPAP SA	41,296	585
Entain PLC	33,218	533
Coupang, Inc., Class A1	32,030	471
D’Ieteren Group	2,035	392
Americanas SA, ordinary nominative shares	149,913	274
Games Workshop Group PLC	2,532	262
IDP Education, Ltd.	13,164	243
JD.com, Inc., Class A	7,174	202
Pan Pacific International Holdings Corp.	9,000	167
Kering SA	287	147

104	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Balkrishna Industries, Ltd.	4,894	$126
Dixon Technologies (India), Ltd.	1,902	90
MercadoLibre, Inc.[1]	88	75
		35,467

Consumer staples 11.46%
British American Tobacco PLC	196,339	7,790
Philip Morris International, Inc.	65,119	6,591
Nestlé SA	26,069	3,011
Anheuser-Busch InBev SA/NV	40,759	2,450
Carlsberg A/S, Class B	18,056	2,390
Kweichow Moutai Co., Ltd., Class A	9,490	2,348
Pernod Ricard SA	6,241	1,227
Japan Tobacco, Inc.	58,100	1,175
Asahi Group Holdings, Ltd.	33,300	1,037
Foshan Haitian Flavouring and Food Co., Ltd., Class A	77,954	892
Arca Continental, SAB de CV	108,287	879
Carrefour SA, non-registered shares	47,224	790
KT&G Corp.	9,986	722
Varun Beverages, Ltd.	43,375	691
Ocado Group PLC[1]	80,608	607
Imperial Brands PLC	20,722	518
L’Oréal SA, non-registered shares	1,190	427
Reckitt Benckiser Group PLC	5,140	357
Haleon PLC[1]	60,392	241
Danone SA	4,351	229
Avenue Supermarts, Ltd.[1]	2,324	114
		34,486

Information technology 10.82%
Taiwan Semiconductor Manufacturing Company, Ltd.	517,000	7,535
ASML Holding NV	10,887	5,893
Edenred SA	50,178	2,730
Tokyo Electron, Ltd.	8,300	2,466
Samsung Electronics Co., Ltd.	41,896	1,848
MediaTek, Inc.	87,000	1,767
Broadcom, Inc.	2,678	1,497
SAP SE	13,056	1,347
Keyence Corp.	2,700	1,057
Kingdee International Software Group Co., Ltd.[1]	444,000	945
Logitech International SA	14,465	898
Nokia Corp.	184,789	859
TDK Corp.	25,500	828
Capgemini SE	4,791	804
ASM International NV	2,074	525
Vanguard International Semiconductor Corp.	186,000	468
Halma PLC	12,131	290
Amadeus IT Group SA, Class A, non-registered shares[1]	4,613	238
Nice, Ltd. (ADR)[1]	888	171
Fujitsu, Ltd.	1,000	132
eMemory Technology, Inc.	3,000	130
Nomura Research Institute, Ltd.	5,300	126
		32,554

Health care 10.34%
AstraZeneca PLC	77,983	10,584
Novo Nordisk A/S, Class B	49,782	6,740
Sanofi	28,623	2,770
EssilorLuxottica	10,095	1,838
Siemens Healthineers AG	34,852	1,744
Bayer AG	32,378	1,672
GSK PLC	49,438	860

American Funds Insurance Series	105

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Genus PLC	21,154	$762
Grifols, SA, Class B (ADR)[1]	88,384	751
EUROAPI[1]	39,510	586
Shionogi & Co., Ltd.	9,600	478
Lonza Group AG	927	456
Roche Holding AG, nonvoting non-registered shares	1,328	417
Novartis AG	4,476	405
BeiGene, Ltd. (ADR)[1]	1,387	305
Hypera SA, ordinary nominative shares	30,419	260
Innovent Biologics, Inc.[1]	48,500	208
CanSino Biologics, Inc., Class H4	22,800	195
HOYA Corp.	1,000	97
		31,128

Energy 7.77%
TotalEnergies SE	89,101	5,561
BP PLC	643,014	3,739
TechnipFMC PLC[1]	186,903	2,279
Equinor ASA	57,576	2,065
TC Energy Corp. (CAD denominated)	42,686	1,702
Schlumberger, Ltd.	30,187	1,614
Canadian Natural Resources, Ltd. (CAD denominated)[4]	25,703	1,427
Aker BP ASA	43,949	1,370
Cameco Corp. (CAD denominated)	52,625	1,193
Reliance Industries, Ltd.	18,972	582
Gaztransport & Technigaz SA	4,690	501
Tourmaline Oil Corp.	9,772	493
Woodside Energy Group, Ltd.	18,414	446
INPEX Corp.	31,500	336
Var Energi ASA	20,924	72
Sovcomflot PAO[1,2]	356,717	—	[3]
Gazprom PJSC[2]	671,150	—	[3]
LUKOIL Oil Co. PJSC[2]	9,706	—	[3]
		23,380

Materials 5.76%
Vale SA, ordinary nominative shares	198,640	3,344
Vale SA (ADR), ordinary nominative shares	80,910	1,373
Linde PLC	7,570	2,469
Glencore PLC	306,363	2,049
Barrick Gold Corp.	94,562	1,625
Barrick Gold Corp. (CAD denominated)	13,543	232
UPM-Kymmene OYJ	23,659	887
Rio Tinto PLC	10,464	734
Asahi Kasei Corp.	99,900	710
Air Liquide SA, non-registered shares	4,908	698
Fresnillo PLC	58,201	632
Koninklijke DSM NV	5,120	628
Sociedad Química y Minera de Chile SA, Class B (ADR)	7,688	614
Fortescue Metals Group, Ltd.	42,173	588
Sika AG	1,500	362
Shin-Etsu Chemical Co., Ltd.	1,900	231
Givaudan SA	52	158
Alrosa PJSC[1,2]	53,607	—	[3]
		17,334

Communication services 5.66%
Koninklijke KPN NV	752,688	2,329
Nippon Telegraph and Telephone Corp.	81,600	2,329
Tencent Holdings, Ltd.	50,600	2,151
Telefónica, SA, non-registered shares	402,982	1,459
Publicis Groupe SA	22,225	1,411

106	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Sea, Ltd., Class A (ADR)[1]	21,542	$1,121
BT Group PLC	635,302	863
SoftBank Corp.	76,200	862
Vodafone Group PLC	839,939	851
América Móvil, SAB de CV, Series L (ADR)	41,487	755
Singapore Telecommunications, Ltd.	319,600	614
Deutsche Telekom AG1	29,435	587
Indus Towers, Ltd.	246,737	567
Viaplay Group AB, Class B1	20,606	393
MTN Group, Ltd.	44,802	336
Universal Music Group NV	9,460	228
NetEase, Inc.	10,800	157
Sitios Latinoamerica, SAB de CV, Class B1[1]	40,380	19
Yandex NV, Class A1,2	5,000	—	[3]
		17,032

Utilities 3.07%
Engie SA	190,787	2,733
Enel SpA	397,417	2,137
ENN Energy Holdings, Ltd.	118,100	1,648
Brookfield Infrastructure Partners, LP	36,875	1,142
National Grid PLC	43,151	518
Iberdrola, SA, non-registered shares	37,788	442
China Resources Gas Group, Ltd.	106,200	396
Veolia Environnement	9,023	232
		9,248

Real estate 1.60%
CK Asset Holdings, Ltd.	327,000	2,014
Longfor Group Holdings, Ltd.	351,500	1,077
Link REIT	108,007	793
Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,561	551
Embassy Office Parks REIT	94,895	385
		4,820

Total common stocks (cost: $287,727,000)		291,196

Preferred securities 0.63%
Materials 0.40%
Gerdau SA, preferred nominative shares	216,930	1,207

Consumer discretionary 0.14%
Volkswagen AG, nonvoting preferred shares	3,468	432

Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,483	261

Total preferred securities (cost: $2,271,000)		1,900

Short-term securities 2.11%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5,6]	54,926	5,492

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.29%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[5,7]	851,683	$852
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[5,7]	14,166	14
		866

Total short-term securities (cost: $6,355,000)		6,358
Total investment securities 99.49% (cost: $296,353,000)		299,454
Other assets less liabilities 0.51%		1,543

Net assets 100.00%		$300,997

Forward currency contracts

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	612	GBP	502	UBS AG	1/12/2023	$5

Investments in affiliates6

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 1.82%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5]	$21,699	$75,477	$91,678	$(4)	$(2)	$5,492	$302

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $1,435,000, which represented .48% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 12/31/2022.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

108	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2022

Common stocks 74.46%	Shares	Value (000)
Financials 13.77%
Zurich Insurance Group AG	39,942	$19,087
Toronto-Dominion Bank (CAD denominated)	162,719	10,536
JPMorgan Chase & Co.	68,717	9,215
PNC Financial Services Group, Inc.	49,137	7,761
Münchener Rückversicherungs-Gesellschaft AG	23,791	7,736
CME Group, Inc., Class A	45,573	7,664
DBS Group Holdings, Ltd.	300,006	7,595
Morgan Stanley	88,772	7,547
DNB Bank ASA	301,733	5,974
Power Corporation of Canada, subordinate voting shares	201,698	4,745
BlackRock, Inc.	6,520	4,620
B3 SA-Brasil, Bolsa, Balcao	1,360,408	3,404
Tryg A/S	138,292	3,280
Ping An Insurance (Group) Company of China, Ltd., Class H	447,500	2,954
Ping An Insurance (Group) Company of China, Ltd., Class A	34,457	233
Webster Financial Corp.	61,978	2,934
AIA Group, Ltd.	253,600	2,794
American International Group, Inc.	43,993	2,782
Principal Financial Group, Inc.	31,762	2,665
Blackstone, Inc., nonvoting shares	33,399	2,478
KBC Groep NV	33,615	2,158
United Overseas Bank, Ltd.	89,200	2,046
State Street Corp.	26,015	2,018
Kaspi.kz JSC[1]	21,756	1,555
Kaspi.kz JSC (GDR)	5,969	426
East West Bancorp, Inc.	29,501	1,944
ING Groep NV	157,320	1,919
Wells Fargo & Company	45,898	1,895
China Pacific Insurance (Group) Co., Ltd., Class H	794,150	1,754
National Bank of Canada	24,069	1,622
Travelers Companies, Inc.	8,641	1,620
Swedbank AB, Class A	88,691	1,507
Citizens Financial Group, Inc.	36,461	1,436
KeyCorp	75,308	1,312
China Merchants Bank Co., Ltd., Class A	131,100	703
China Merchants Bank Co., Ltd., Class H	94,500	524
IIFL Wealth Management, Ltd.	55,104	1,183
Franklin Resources, Inc.	42,738	1,127
OneMain Holdings, Inc.	33,517	1,116
EFG International AG	113,913	1,086
BNP Paribas SA	17,927	1,020
Great-West Lifeco, Inc.	43,284	1,001
Truist Financial Corp.	23,131	995
Corebridge Financial, Inc.	44,617	895
Hang Seng Bank, Ltd.	52,200	864
Euronext NV	11,304	838
Hong Kong Exchanges and Clearing, Ltd.	18,300	791
Bank Central Asia Tbk PT	1,423,700	781
TPG, Inc., Class A	26,918	749
Citigroup, Inc.	16,200	733
Patria Investments, Ltd., Class A	47,813	666
Banco Santander, SA	201,758	604
Vontobel Holding AG	7,885	524
Macquarie Group, Ltd.	4,045	459
Hana Financial Group, Inc.	10,680	357
Cullen/Frost Bankers, Inc.	1,968	263
UniCredit SpA	12,643	180
SouthState Corp.	2,204	168
Moscow Exchange MICEX-RTS PJSC[2,3]	875,002	—	[4]
Sberbank of Russia PJSC[2,3]	204,176	—	[4]
		156,843

American Funds Insurance Series	109

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 10.07%
Philip Morris International, Inc.	259,908	$26,305
British American Tobacco PLC	471,482	18,706
General Mills, Inc.	102,770	8,617
Altria Group, Inc.	188,250	8,605
PepsiCo, Inc.	47,154	8,519
Nestlé SA	70,531	8,145
Kimberly-Clark Corp.	39,311	5,337
Imperial Brands PLC	207,379	5,181
ITC, Ltd.	1,060,348	4,250
Unilever PLC (GBP denominated)	57,668	2,909
Carlsberg A/S, Class B	19,656	2,602
Keurig Dr Pepper, Inc.	72,760	2,595
Danone SA	48,454	2,553
Anheuser-Busch InBev SA/NV	37,592	2,260
Kraft Heinz Company	32,392	1,319
Seven & i Holdings Co., Ltd.	29,600	1,266
Procter & Gamble Company	7,687	1,165
Mondelez International, Inc.	14,725	981
Vector Group, Ltd.	69,487	824
Essity Aktiebolag, Class B	23,218	610
Viscofan, SA, non-registered shares	9,124	589
Reckitt Benckiser Group PLC	7,982	555
Scandinavian Tobacco Group A/S	21,667	380
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	136,106	231
Coca-Cola HBC AG (CDI)	7,021	168
		114,672

Health care 9.47%
AbbVie, Inc.	173,251	27,999
Amgen, Inc.	53,879	14,151
Gilead Sciences, Inc.	153,232	13,155
AstraZeneca PLC	60,447	8,204
Abbott Laboratories	66,565	7,308
Medtronic PLC	82,068	6,378
Novartis AG	65,737	5,955
Bristol-Myers Squibb Company	74,164	5,336
Pfizer, Inc.	89,394	4,581
UnitedHealth Group, Inc.	6,954	3,687
Roche Holding AG, nonvoting non-registered shares	10,419	3,274
Takeda Pharmaceutical Company, Ltd.	87,100	2,720
Royalty Pharma PLC, Class A	42,309	1,672
Merck & Co., Inc.	7,825	868
EBOS Group, Ltd.	30,676	850
CVS Health Corp.	7,431	692
Bayer AG	12,641	653
GSK PLC	17,925	312
Koninklijke Philips NV (EUR denominated)	4,898	74
Organon & Co.	662	18
		107,887

Industrials 7.34%
Raytheon Technologies Corp.	239,595	24,180
Lockheed Martin Corp.	11,445	5,568
BAE Systems PLC	526,461	5,441
Honeywell International, Inc.	24,790	5,312
Siemens AG	36,680	5,091
RELX PLC	131,761	3,650
RELX PLC (ADR)	8,177	227
Kone OYJ, Class B	71,780	3,718
L3Harris Technologies, Inc.	16,708	3,479
Deutsche Post AG	64,678	2,435
VINCI SA	24,215	2,418

110	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Singapore Technologies Engineering, Ltd.	898,600	$2,249
Trinity Industries, Inc.	72,684	2,149
BOC Aviation, Ltd.	194,500	1,617
Illinois Tool Works, Inc.	7,243	1,596
ITOCHU Corp.	44,400	1,388
SGS SA	589	1,364
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	45,292	1,144
Trelleborg AB, Class B	47,577	1,101
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	74,506	1,067
AB Volvo, Class B	58,146	1,053
Norfolk Southern Corp.	3,965	977
LIXIL Corp.	54,600	832
Ventia Services Group Pty, Ltd.	490,862	796
United Parcel Service, Inc., Class B	4,455	774
Union Pacific Corp.	3,606	747
Marubeni Corp.	56,900	650
General Dynamics Corp.	2,526	627
Waste Management, Inc.	3,955	620
Carrier Global Corp.	13,015	537
Airbus SE, non-registered shares	3,671	436
Sulzer AG	4,695	367
		83,610

Information technology 6.92%
Broadcom, Inc.	65,566	36,661
Microsoft Corp.	63,062	15,124
Taiwan Semiconductor Manufacturing Company, Ltd.	583,800	8,509
Paychex, Inc.	17,290	1,998
Texas Instruments, Inc.	11,533	1,905
KLA Corp.	4,878	1,839
Vanguard International Semiconductor Corp.	618,700	1,558
Automatic Data Processing, Inc.	6,477	1,547
QUALCOMM, Inc.	11,372	1,250
Western Union Company	83,565	1,151
Tokyo Electron, Ltd.	3,500	1,040
SAP SE	10,071	1,039
Analog Devices, Inc.	5,930	973
NetApp, Inc.	14,882	894
GlobalWafers Co., Ltd.	46,938	652
Fidelity National Information Services, Inc.	9,497	644
Intel Corp.	18,944	501
MediaTek, Inc.	24,000	487
Tripod Technology Corp.	152,000	465
SINBON Electronics Co., Ltd.	42,446	380
BE Semiconductor Industries NV	3,388	206
		78,823

Utilities 6.24%
Dominion Energy, Inc.	102,936	6,312
Iberdrola, SA, non-registered shares	496,459	5,807
DTE Energy Company	49,064	5,766
National Grid PLC	476,775	5,727
Engie SA	335,814	4,810
Engie SA, bonus shares	36,900	529
Power Grid Corporation of India, Ltd.	2,007,912	5,169
E.ON SE	486,449	4,855
The Southern Co.	62,100	4,434
Edison International	60,608	3,856
Duke Energy Corp.	32,752	3,373
AES Corp.	108,568	3,122
Entergy Corp.	26,522	2,984
Exelon Corp.	49,566	2,143

American Funds Insurance Series	111

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Public Service Enterprise Group, Inc.	28,665	$1,756
SSE PLC	77,332	1,595
CenterPoint Energy, Inc.	51,179	1,535
Sempra Energy	9,762	1,509
ENN Energy Holdings, Ltd.	93,600	1,306
Enel SpA	240,213	1,292
NextEra Energy, Inc.	13,466	1,126
Evergy, Inc.	15,369	967
Power Assets Holdings, Ltd.	106,500	583
CMS Energy Corp.	3,992	253
American Electric Power Company, Inc.	1,512	144
SembCorp Industries, Ltd.	44,800	113
		71,066

Energy 6.00%
Canadian Natural Resources, Ltd. (CAD denominated)[5]	195,057	10,832
Chevron Corp.	47,686	8,559
TC Energy Corp. (CAD denominated)	181,889	7,252
TC Energy Corp.	16,085	641
Exxon Mobil Corp.	69,719	7,690
TotalEnergies SE	90,216	5,631
BP PLC	806,006	4,687
EOG Resources, Inc.	34,736	4,499
Shell PLC (GBP denominated)	115,306	3,277
Shell PLC (ADR)	8,467	482
Woodside Energy Group, Ltd.	86,228	2,086
Woodside Energy Group, Ltd. (CDI)	23,081	557
ConocoPhillips	20,510	2,420
Pioneer Natural Resources Company	10,296	2,352
Schlumberger, Ltd.	36,843	1,970
Enbridge, Inc. (CAD denominated)	40,329	1,576
Baker Hughes Co., Class A	52,596	1,553
Equitrans Midstream Corp.	213,059	1,427
DT Midstream, Inc.	13,716	758
Galp Energia, SGPS, SA, Class B	11,022	149
Gazprom PJSC[2]	880,428	—	[4]
		68,398

Real estate 5.99%
VICI Properties, Inc. REIT	586,804	19,012
Crown Castle, Inc. REIT	113,151	15,348
Equinix, Inc. REIT	10,699	7,008
Gaming and Leisure Properties, Inc. REIT	93,929	4,893
Federal Realty Investment Trust REIT	28,164	2,846
Link REIT	372,507	2,735
American Tower Corp. REIT	9,879	2,093
CK Asset Holdings, Ltd.	318,000	1,958
Boston Properties, Inc. REIT	22,486	1,520
Charter Hall Group REIT	146,326	1,192
Longfor Group Holdings, Ltd.	353,000	1,082
POWERGRID Infrastructure Investment Trust	681,036	1,047
Embassy Office Parks REIT	245,585	996
Mindspace Business Parks REIT	214,689	868
Extra Space Storage, Inc. REIT	5,810	855
Americold Realty Trust, Inc. REIT	30,182	854
Sun Hung Kai Properties, Ltd.	61,255	838
CTP NV	68,103	802
Digital Realty Trust, Inc. REIT	6,950	697

112	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Kimco Realty Corp. REIT	31,388	$665
Prologis, Inc. REIT	4,763	537
CubeSmart REIT	8,847	356
		68,202

Materials 2.91%
Vale SA (ADR), ordinary nominative shares	349,433	5,930
Vale SA, ordinary nominative shares	225,247	3,792
Rio Tinto PLC	79,626	5,587
Air Products and Chemicals, Inc.	9,631	2,969
Linde PLC	8,936	2,915
BHP Group, Ltd. (CDI)	82,385	2,540
International Flavors & Fragrances, Inc.	21,588	2,263
LyondellBasell Industries NV	18,557	1,541
Evonik Industries AG	54,480	1,046
Sociedad Química y Minera de Chile SA, Class B (ADR)	12,475	996
BASF SE	16,131	801
UPM-Kymmene OYJ	19,684	738
Asahi Kasei Corp.	96,900	688
Fortescue Metals Group, Ltd.	28,457	397
Nexa Resources SA5	51,286	309
WestRock Co.	7,448	262
Shin-Etsu Chemical Co., Ltd.	1,900	231
Smurfit Kappa Group PLC	4,754	176
		33,181

Consumer discretionary 2.90%
Starbucks Corp.	41,213	4,088
Home Depot, Inc.	12,852	4,059
Industria de Diseño Textil, SA	149,994	3,994
Midea Group Co., Ltd., Class A	513,775	3,816
McDonald’s Corp.	11,404	3,005
Kering SA	5,640	2,887
Restaurant Brands International, Inc.	38,245	2,473
LVMH Moët Hennessy-Louis Vuitton SE	2,860	2,078
YUM! Brands, Inc.	10,281	1,317
Galaxy Entertainment Group, Ltd.	196,000	1,298
Cie. Financière Richemont SA, Class A	7,967	1,031
Darden Restaurants, Inc.	7,101	982
Mercedes-Benz Group AG	8,466	556
OPAP SA	27,844	395
Pearson PLC	26,653	302
Inchcape PLC	26,460	261
Kindred Group PLC (SDR)	24,452	255
VF Corp.	4,833	134
Thule Group AB	4,224	88
		33,019

Communication services 2.85%
Comcast Corp., Class A	222,680	7,787
Verizon Communications, Inc.	113,150	4,458
SoftBank Corp.	380,300	4,300
Singapore Telecommunications, Ltd.	1,528,600	2,935
Koninklijke KPN NV	918,661	2,842
BCE, Inc.	54,651	2,401
Nippon Telegraph and Telephone Corp.	75,100	2,143
HKT Trust and HKT, Ltd., units	1,127,240	1,378
Warner Music Group Corp., Class A	33,470	1,172
Omnicom Group, Inc.	10,871	887
WPP PLC	81,366	808

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares		Value (000)
Communication services (continued)
Indus Towers, Ltd.		211,665	$486
América Móvil, SAB de CV, Series L (ADR)		24,725	450
ProSiebenSat.1 Media SE		40,927	366
			32,413

Total common stocks (cost: $704,847,000)			848,114

Preferred securities 0.05%
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares		13,546	545

Total preferred securities (cost: $456,000)			545

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[3]		7,130	6

Total rights & warrants (cost: $0)			6

Convertible stocks 0.44%
Utilities 0.28%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		35,900	1,802
AES Corp., convertible preferred units, 6.875% 2/15/2024		8,659	883
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023		9,704	501
			3,186

Health care 0.10%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[5]		841	1,141

Consumer discretionary 0.06%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		6,448	692

Total convertible stocks (cost: $4,623,000)			5,019

Investment funds 2.46%
Capital Group Central Corporate Bond Fund[6]		3,442,868	28,059

Total investment funds (cost: $33,742,000)			28,059

Bonds, notes & other debt instruments 18.22%		Principal amount (000)
U.S. Treasury bonds & notes 9.44%
U.S. Treasury 7.06%
U.S. Treasury 0.125% 1/31/2023	USD	2,200	2,193
U.S. Treasury 0.375% 10/31/2023		875	844
U.S. Treasury 0.125% 12/15/2023		8,410	8,057
U.S. Treasury 2.50% 4/30/2024		2,224	2,161
U.S. Treasury 3.25% 8/31/2024		554	542
U.S. Treasury 0.625% 10/15/2024		11,050	10,322
U.S. Treasury 0.75% 11/15/2024		3,525	3,291
U.S. Treasury 4.50% 11/30/2024		3,677	3,678
U.S. Treasury 4.00% 12/15/2025		4,257	4,230
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 4/30/2026		1,093	977
U.S. Treasury 0.75% 5/31/2026		3,850	3,435

114	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 6/30/2026	USD	6,300		$5,845
U.S. Treasury 1.125% 10/31/2026		995		890
U.S. Treasury 2.00% 11/15/2026[7]		2,800		2,589
U.S. Treasury 0.50% 4/30/2027		2,900		2,498
U.S. Treasury 6.125% 11/15/2027		950		1,037
U.S. Treasury 3.875% 11/30/2027		15,438		15,354
U.S. Treasury 1.25% 3/31/2028		1,350		1,174
U.S. Treasury 3.875% 11/30/2029		1,360		1,351
U.S. Treasury 6.25% 5/15/2030		890		1,016
U.S. Treasury 4.125% 11/15/2032		1,610		1,642
U.S. Treasury 1.125% 5/15/2040[7]		2,400		1,506
U.S. Treasury 2.00% 11/15/2041		300		215
U.S. Treasury 4.00% 11/15/2042		806		790
U.S. Treasury 2.375% 5/15/2051		197		142
U.S. Treasury 3.00% 8/15/2052[7]		5,411		4,486
U.S. Treasury 4.00% 11/15/2052		115		116
				80,382

U.S. Treasury inflation-protected securities 2.38%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[8]		2,610		2,605
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[8]		3,400		3,367
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[8]		1,818		1,797
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[8]		1,220		1,195
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]		1,581		1,539
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[8]		1,887		1,828
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[8]		2,752		2,652
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[8]		539		518
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[8]		1,269		1,210
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[8]		377		362
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[8]		230		218
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[8]		2,388		2,245
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[8]		2,253		2,250
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[8]		242		227
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[8]		2,143		1,925
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[8]		1,831		1,625
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[8]		139		123
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[8]		201		169
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[7,8]		2,031		1,311
				27,166

Total U.S. Treasury bonds & notes				107,548

Mortgage-backed obligations 6.13%
Federal agency mortgage-backed obligations 5.40%
Fannie Mae Pool #695412 5.00% 6/1/2033[9]		—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[9]		2		2
Fannie Mae Pool #931768 5.00% 8/1/2039[9]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[9]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[9]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[9]		9		8
Fannie Mae Pool #AE1248 5.00% 6/1/2041[9]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[9]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[9]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[9]		5		5
Fannie Mae Pool #AE1283 5.00% 12/1/2041[9]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[9]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[9]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[9]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[9]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[9]		150		138
Fannie Mae Pool #BH3122 4.00% 6/1/2047[9]		1		1

American Funds Insurance Series	115

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[9]	USD	39	$37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[9]		20	19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[9]		27	25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[9]		8	8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[9]		5	5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[9]		38	35
Fannie Mae Pool #CA5540 3.00% 4/1/2050[9]		3,219	2,861
Fannie Mae Pool #CA6309 3.00% 7/1/2050[9]		376	337
Fannie Mae Pool #CB2787 3.50% 12/1/2051[9]		23	21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[9]		97	88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[9]		1,017	907
Fannie Mae Pool #CB3236 3.00% 3/1/2052[9]		424	373
Fannie Mae Pool #FS3275 3.00% 4/1/2052[9]		787	691
Fannie Mae Pool #MA4600 3.50% 5/1/2052[9]		1,452	1,321
Fannie Mae Pool #BT8370 3.50% 6/1/2052[9]		291	265
Fannie Mae Pool #MA4732 4.00% 9/1/2052[9]		353	332
Fannie Mae Pool #MA4782 3.50% 10/1/2052[9]		880	800
Fannie Mae Pool #MA4877 6.50% 12/1/2052[9]		103	106
Fannie Mae Pool #MA4902 3.50% 1/1/2053[9]		53	48
Fannie Mae Pool #MA4866 4.00% 1/1/2053[9]		828	777
Fannie Mae Pool #MA4868 5.00% 1/1/2053[9]		30	30
Fannie Mae Pool #MA4895 6.50% 1/1/2053[9]		118	121
Fannie Mae Pool #BF0142 5.50% 8/1/2056[9]		391	404
Fannie Mae Pool #BF0342 5.50% 1/1/2059[9]		266	272
Fannie Mae Pool #BM6737 4.50% 11/1/2059[9]		704	691
Fannie Mae Pool #BF0497 3.00% 7/1/2060[9]		458	401
Freddie Mac Pool #Q15874 4.00% 2/1/2043[9]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[9]		234	225
Freddie Mac Pool #Q55971 4.00% 5/1/2048[9]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[9]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[9]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[9]		28	27
Freddie Mac Pool #Q57242 4.50% 7/1/2048[9]		13	13
Freddie Mac Pool #Q58411 4.50% 9/1/2048[9]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[9]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[9]		20	20
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[9]		1,234	1,218
Freddie Mac Pool #QD2877 3.00% 12/1/2051[9]		130	114
Freddie Mac Pool #SD1374 3.00% 3/1/2052[9]		430	378
Freddie Mac Pool #SD1937 3.00% 3/1/2052[9]		243	214
Freddie Mac Pool #QE4383 4.00% 6/1/2052[9]		340	319
Freddie Mac Pool #RA7556 4.50% 6/1/2052[9]		936	903
Freddie Mac Pool #SD8242 3.00% 9/1/2052[9]		605	531
Freddie Mac Pool #SD1584 4.50% 9/1/2052[9]		206	202
Freddie Mac Pool #QF1730 4.00% 10/1/2052[9]		838	787
Freddie Mac Pool #SD8256 4.00% 10/1/2052[9]		100	94
Freddie Mac Pool #SD8264 3.50% 11/1/2052[9]		200	182
Freddie Mac Pool #SD8275 4.50% 12/1/2052[9]		1,959	1,887
Freddie Mac Pool #SD8281 6.50% 12/1/2052[9]		406	416
Freddie Mac Pool #SD8285 3.50% 1/1/2053[9]		14	13
Freddie Mac Pool #SD8286 4.00% 1/1/2053[9]		200	188
Freddie Mac Pool #SD8288 5.00% 1/1/2053[9]		35	35
Freddie Mac Pool #SD8282 6.50% 1/1/2053[9]		457	468
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[9,10]		115	108
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[9]		235	219
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[9,10]		233	218
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[9,10]		97	88

116	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[9]	USD80		$73
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[9]	20		19
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[9]	1,001		905
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[9]	408		386
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[9]	629		594
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[9]	18		17
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[9]	10		9
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[9]	922		881
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[9]	1,293		1,191
Government National Mortgage Assn. 4.00% 1/1/2053[9,11]	3,400		3,218
Government National Mortgage Assn. 4.50% 1/1/2053[9,11]	60		58
Government National Mortgage Assn. 5.00% 2/1/2053[9,11]	8,731		8,652
Government National Mortgage Assn. 5.50% 2/1/2053[9,11]	1,017		1,022
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[9]	454		441
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[9]	2,927		2,773
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[9]	1,054		1,024
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[9]	54		52
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[9]	300		291
Government National Mortgage Assn. Pool #694836 5.682% 9/20/2059[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #765152 4.14% 7/20/2061[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #AA7554 6.64% 7/20/2064[9]	1		1
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[9]	—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 1/1/2038[9,11]	1,708		1,563
Uniform Mortgage-Backed Security 2.00% 1/1/2053[9,11]	60		49
Uniform Mortgage-Backed Security 2.50% 1/1/2053[9,11]	140		119
Uniform Mortgage-Backed Security 4.00% 1/1/2053[9,11]	340		319
Uniform Mortgage-Backed Security 4.50% 1/1/2053[9,11]	340		327
Uniform Mortgage-Backed Security 5.00% 1/1/2053[9,11]	1,250		1,232
Uniform Mortgage-Backed Security 5.50% 1/1/2053[9,11]	13,500		13,538
Uniform Mortgage-Backed Security 6.50% 1/1/2053[9,11]	1,836		1,880
Uniform Mortgage-Backed Security 4.00% 2/1/2053[9,11]	172		161
Uniform Mortgage-Backed Security 5.50% 2/1/2053[9,11]	80		80
Uniform Mortgage-Backed Security 6.00% 2/1/2053[9,11]	470		477
			61,513

Collateralized mortgage-backed obligations (privately originated) 0.42%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,9,10]	141		112
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[1,9,10]	84		75
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,9]	90		78
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,9,10]	71		69
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,9,10]	136		129
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,9,10]	104		99
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,9,10]	185		175
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,9,10]	10		10
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[1,9,10]	4		4
Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 9/25/2069[1,9]	59		61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[1,9]	67		66

American Funds Insurance Series	117

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,9,10]	USD	117	$95
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[9,10]		252	261
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[1,9,10]		109	109
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[1,9,10]		19	19
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[1,9,10]		34	34
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[1,9,10]		64	65
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (1-month USD-LIBOR + 1.70%) 6.089% 1/25/2050[1,9,10]		188	187
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[1,9,10]		408	407
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (1-month USD-LIBOR + 5.10%) 9.489% 6/27/2050[1,9,10]		108	112
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[1,9,10]		540	575
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,9]		196	184
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,9,12]		200	185
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,9,10]		78	71
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,9,12]		132	119
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,9,10]		202	195
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 5.139% 5/25/2055[1,9,10]		281	277
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,9]		100	91
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,9,10]		66	62
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,9,10]		40	39
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,9,10]		49	47
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,9,10]		24	23
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,9]		472	420
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,2]		100	89
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,9]		196	170
			4,752

Commercial mortgage-backed securities 0.31%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,9,10]		110	108
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[1,9,10]		329	322
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,9,10]		332	330
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[1,9,10]		548	529
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,9,10]		266	253
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[1,9,10]		100	93
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[1,9,10]		155	152
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[1,9,10]		173	167

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[1,9,10]	USD	99	$94
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[1,9,10]		100	95
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 6.787% 8/15/2039[1,9,10]		99	99
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[1,9,10]		98	95
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[1,9,10]		24	23
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 5.238% 7/15/2025[1,9,10]		229	223
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 5.468% 5/17/2038[1,9,10]		300	292
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[1,9,10]		100	78
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[1,9,10]		50	49
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,9,10]		62	59
Multifamily Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 7.639% 10/15/2049[1,9,10]		141	133
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[1,9,10]		361	348
			3,542

Total mortgage-backed obligations			69,807

Corporate bonds, notes & loans 1.72%
Health care 0.28%
AbbVie, Inc. 3.20% 11/21/2029		25	23
AbbVie, Inc. 4.25% 11/21/2049		39	33
Amgen, Inc. 4.05% 8/18/2029		145	136
Amgen, Inc. 4.20% 3/1/2033		133	123
Amgen, Inc. 4.20% 2/22/2052		19	15
Amgen, Inc. 4.875% 3/1/2053		45	40
AstraZeneca PLC 3.375% 11/16/2025		200	193
AstraZeneca PLC 3.00% 5/28/2051		11	8
Centene Corp. 4.625% 12/15/2029		530	486
Centene Corp. 3.375% 2/15/2030		179	152
Centene Corp. 2.625% 8/1/2031		40	31
Gilead Sciences, Inc. 1.65% 10/1/2030		8	6
HCA, Inc. 2.375% 7/15/2031		18	14
Humana, Inc. 3.70% 3/23/2029		12	11
Merck & Co., Inc. 1.70% 6/10/2027		118	105
Merck & Co., Inc. 3.40% 3/7/2029		110	103
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	6
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire PLC 3.20% 9/23/2026		270	254
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		700	687
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		650	570
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		300	184
Zoetis, Inc. 5.60% 11/16/2032		25	26
			3,207

Energy 0.27%
Apache Corp. 4.25% 1/15/2030		385	341
Baker Hughes Holdings, LLC 2.061% 12/15/2026		8	7
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	331
Cenovus Energy, Inc. 5.40% 6/15/2047		73	66
EQT Corp. 5.00% 1/15/2029		35	33
EQT Corp. 3.625% 5/15/2031[1]		20	17

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Equinor ASA 2.375% 5/22/2030	USD	365	$311
Exxon Mobil Corp. 2.995% 8/16/2039		200	154
Exxon Mobil Corp. 3.452% 4/15/2051		25	19
Kinder Morgan, Inc. 5.45% 8/1/2052		11	10
MPLX, LP 4.95% 9/1/2032		20	19
MPLX, LP 4.95% 3/14/2052		20	16
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		80	75
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		80	71
ONEOK, Inc. 3.10% 3/15/2030		42	35
ONEOK, Inc. 7.15% 1/15/2051		97	99
Pemex Project Funding Master Trust, Series 13, 6.625% 6/15/2035		150	109
Petróleos Mexicanos 6.50% 1/23/2029		20	17
Petróleos Mexicanos 8.75% 6/2/2029		177	166
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		142	132
Shell International Finance BV 2.00% 11/7/2024		420	400
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[12]		540	515
TransCanada PipeLines, Ltd. 5.10% 3/15/2049		150	137
Williams Companies, Inc. 5.30% 8/15/2052		40	36
			3,116

Communication services 0.24%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	58
AT&T, Inc. 3.50% 6/1/2041	USD	75	56
CCO Holdings, LLC 4.25% 2/1/2031[1]		360	290
CCO Holdings, LLC 4.75% 2/1/2032[1]		25	20
CCO Holdings, LLC 4.25% 1/15/2034[1]		175	130
Charter Communications Operating, LLC 3.70% 4/1/2051		25	15
Meta Platforms, Inc. 3.85% 8/15/2032		160	141
Meta Platforms, Inc. 4.45% 8/15/2052		95	76
Netflix, Inc. 4.875% 4/15/2028		150	145
SBA Tower Trust 1.631% 11/15/2026[1]		253	215
Sprint Corp. 6.875% 11/15/2028		325	338
Sprint Corp. 8.75% 3/15/2032		90	107
T-Mobile US, Inc. 3.875% 4/15/2030		625	568
T-Mobile US, Inc. 2.55% 2/15/2031		253	207
Verizon Communications, Inc. 1.75% 1/20/2031		142	111
Walt Disney Company 4.625% 3/23/2040		120	113
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		56	46
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[1]		47	36
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[1]		88	64
			2,736

Utilities 0.23%
AEP Transmission Co., LLC 3.80% 6/15/2049		45	35
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	123
Edison International 6.95% 11/15/2029		25	26
FirstEnergy Corp. 2.65% 3/1/2030		493	403
FirstEnergy Corp. 2.25% 9/1/2030		107	85
ITC Holdings Corp. 3.35% 11/15/2027		25	23
Pacific Gas and Electric Co. 3.25% 2/16/2024		1,025	1,001
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	89
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	93
Pacific Gas and Electric Co. 4.65% 8/1/2028		284	262
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	292
Southern California Edison Co., Series C, 3.60% 2/1/2045		206	149
Union Electric Co. 3.90% 4/1/2052		25	20
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			2,653

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.20%
AerCap Ireland Capital DAC 3.30% 1/30/2032	USD	150	$118
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[12]		82	78
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[12]		40	39
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[12]		231	177
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[12]		84	80
Charles Schwab Corp. 2.45% 3/3/2027		25	23
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[12]		35	28
CME Group, Inc. 2.65% 3/15/2032		50	42
Corebridge Financial, Inc. 3.85% 4/5/2029[1]		180	164
Corebridge Financial, Inc. 3.90% 4/5/2032[1]		32	28
Corebridge Financial, Inc. 4.35% 4/5/2042[1]		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052[1]		49	39
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,12]		250	257
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,12]		200	184
Discover Financial Services 6.70% 11/29/2032		25	25
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[12]		75	59
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[12]		40	33
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	17
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	15
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[12]		100	100
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[12]		40	39
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[12]		227	174
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[12]		17	14
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[12]		25	24
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[12]		20	19
Navient Corp. 5.00% 3/15/2027		150	132
New York Life Global Funding 3.00% 1/10/2028[1]		150	138
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[12]		38	24
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[12]		45	44
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[12]		105	89
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[12]		35	33
			2,242

Consumer discretionary 0.19%
Bayerische Motoren Werke AG 3.45% 4/1/2027[1]		25	23
Bayerische Motoren Werke AG 4.15% 4/9/2030[1]		290	276
Bayerische Motoren Werke AG 3.70% 4/1/2032[1]		25	22
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[1]		495	476
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[1]		175	162
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[1]		150	126
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[1]		150	117
Ford Motor Co. 2.30% 2/10/2025		200	183
Ford Motor Credit Company, LLC 5.125% 6/16/2025		200	193
Grand Canyon University 4.125% 10/1/2024		200	188
McDonald’s Corp. 4.60% 9/9/2032		15	15
McDonald’s Corp. 5.15% 9/9/2052		10	10
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		160	172
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	232
			2,195

Industrials 0.10%
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		200	192
Boeing Company 4.508% 5/1/2023		270	270
Boeing Company 2.75% 2/1/2026		91	84
Boeing Company 3.625% 2/1/2031		280	246
Boeing Company 5.805% 5/1/2050		95	89

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	USD	78	$65
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		102	69
CSX Corp. 4.75% 11/15/2048		50	45
CSX Corp. 4.50% 11/15/2052		35	31
Lockheed Martin Corp. 5.10% 11/15/2027		19	19
Masco Corp. 3.125% 2/15/2051		10	6
Union Pacific Corp. 2.80% 2/14/2032		17	15
Union Pacific Corp. 3.50% 2/14/2053		20	15
			1,146

Consumer staples 0.09%
7-Eleven, Inc. 0.80% 2/10/2024[1]		50	48
7-Eleven, Inc. 1.30% 2/10/2028[1]		30	25
7-Eleven, Inc. 1.80% 2/10/2031[1]		207	159
Altria Group, Inc. 3.875% 9/16/2046		22	15
Altria Group, Inc. 3.70% 2/4/2051		28	18
Anheuser-Busch InBev NV 4.50% 6/1/2050		20	18
British American Tobacco PLC 4.70% 4/2/2027		105	101
British American Tobacco PLC 4.448% 3/16/2028		150	139
British American Tobacco PLC 4.54% 8/15/2047		82	58
British American Tobacco PLC 4.758% 9/6/2049		121	88
Kraft Heinz Company 3.00% 6/1/2026		93	87
Kraft Heinz Company 4.875% 10/1/2049		170	148
Kraft Heinz Company 5.50% 6/1/2050		75	72
Philip Morris International, Inc. 5.125% 11/17/2027		43	43
Philip Morris International, Inc. 5.625% 11/17/2029		23	23
Philip Morris International, Inc. 5.75% 11/17/2032		16	16
			1,058

Information technology 0.07%
Apple, Inc. 3.35% 8/8/2032		20	18
Apple, Inc. 3.95% 8/8/2052		20	17
Broadcom, Inc. 4.00% 4/15/2029[1]		3	3
Broadcom, Inc. 4.15% 4/15/2032[1]		11	10
Broadcom, Inc. 3.137% 11/15/2035[1]		2	1
Broadcom, Inc. 3.75% 2/15/2051[1]		91	63
Lenovo Group, Ltd. 5.875% 4/24/2025		400	390
Oracle Corp. 2.875% 3/25/2031		64	53
Oracle Corp. 3.60% 4/1/2050		150	102
ServiceNow, Inc. 1.40% 9/1/2030		130	100
			757

Materials 0.03%
Celanese US Holdings, LLC 6.379% 7/15/2032		10	9
Dow Chemical Co. 3.60% 11/15/2050		75	54
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[1]		100	84
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[1]		10	7
LYB International Finance III, LLC 3.625% 4/1/2051		102	69
Nutrien, Ltd. 5.90% 11/7/2024		84	85
South32 Treasury, Ltd. 4.35% 4/14/2032[1]		10	9
			317

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Equinix, Inc. 1.55% 3/15/2028		25	21
Equinix, Inc. 3.20% 11/18/2029		144	125
Equinix, Inc. 2.50% 5/15/2031		47	38
			194

Total corporate bonds, notes & loans			19,621

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations 0.84%
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,9]	USD	96	$93
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[9]		100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,9]		86	83
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,9]		87	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,9]		100	95
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[9,10]		132	132
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,9]		197	179
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,9]		100	90
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[1,9]		69	64
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[9,10]		103	103
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,9]		354	317
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,9]		89	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,9]		91	79
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,9]		91	72
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,9]		319	276
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,9]		493	483
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[9]		36	36
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[9]		44	44
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,9]		131	123
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[9,10]		70	70
Freedom Financial, Series 2022-1FP, Class A, 0.94% 3/19/2029[1,9]		7	7
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,9]		506	447
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,9]		85	72
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,9]		133	125
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[9,10]		76	76
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[9,10]		78	78
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,9]		184	188
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,9]		247	228
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,9]		100	92
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,9]		268	234
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,9]		100	86
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,9]		100	83
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[9,10]		100	100
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,9]		46	40
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,9]		143	122
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,9]		211	187
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,9]		423	376
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,9,10]		218	212
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,9]		935	792
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[9]		199	194
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[9,10]		236	236
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,9]		100	92
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,9]		100	87
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,9]		100	98
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[9]		158	158
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[9]		577	578
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,9]		73	62

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,9]	USD	211	$188
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,9,10]		335	297
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[9,10]		27	27
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[9,12]		160	157
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[9,12]		451	454
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[9]		102	100
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[1,9]		492	487
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[1,9]		80	79
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[1,9]		100	100
			9,532

Bonds & notes of governments & government agencies outside the U.S. 0.07%
Peru (Republic of) 2.783% 1/23/2031		190	158
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	201
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	191
United Mexican States 3.25% 4/16/2030		200	175
			743
Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	12

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	216

Total municipals			228

Total bonds, notes & other debt instruments (cost: $218,921,000)			207,479

Short-term securities 7.36%		Shares
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[6,13]		779,601	77,952

Money market investments purchased with collateral from securities on loan 0.52%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[13,14]		2,241,328	2,241
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[13,14]		1,944,356	1,945
Capital Group Central Cash Fund 4.31%[6,13,14]		17,119	1,712
			5,898

Total short-term securities (cost: $83,839,000)			83,850
Total investment securities 102.99% (cost: $1,046,428,000)			1,173,072
Other assets less liabilities (2.99)%			(34,006)

Net assets 100.00%			$1,139,066

124	American Funds Insurance Series

Capital Income Builder (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	203	March 2023	USD	41,631	$49
5 Year U.S. Treasury Note Futures	Long	357	March 2023		38,531	(52)
10 Year Ultra U.S. Treasury Note Futures	Long	7	March 2023		828	(12)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	11
20 Year U.S. Treasury Bond Futures	Long	9	March 2023		1,128	(13)
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2023		8,193	(62)
						$(79)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Upfront	Unrealized (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	$(90)	$—	$(90)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	5,635	(98)	—	(98)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	(99)	—	(99)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	(17)	—	(17)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	(76)	—	(76)
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	1,512	—	1,512
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	805	388	—	388
						$1,520	$—	$1,520

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.38	6/20/2027	USD6,138		$127		$174	$(47)

American Funds Insurance Series	125

Capital Income Builder (continued)

Investments in affiliates6

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 2.46%
Capital Group Central Corporate Bond Fund	$30,304	$6,708	$3,076		$(677)	$(5,200)	$28,059	$ 900
Short-term securities 6.99%
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[13]	42,892	254,586	219,519		(14)	7	77,952	1,714
Money market investments purchased with collateral from securities on loan 0.15%
Capital Group Central Cash Fund 4.31%[13,14]	1,954		242	[17]			1,712	—	[18]
Total short-term securities							79,664
Total 9.45%					$(691)	$(5,193)	$107,723	$ 2,614

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,234,000, which represented 1.78% of the net assets of the fund.
[2]	Value determined using significant unobservable inputs.
[3]	Security did not produce income during the last 12 months.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $6,251,000, which represented .55% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,982,000, which represented .17% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Purchased on a TBA basis.
[12]	Step bond; coupon rate may change at a later date.
[13]	Rate represents the seven-day yield at 12/31/2022.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[17]	Represents net activity. Refer to Note 5 for more information on securities lending.
[18]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

CAD = Canadian dollars

CDI = CREST Depository Interest

CME = CME Group

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

126	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2022

Common stocks 67.78%	Shares	Value (000)
Health care 13.40%
UnitedHealth Group, Inc.	929,300	$492,696
Johnson & Johnson	2,030,000	358,600
Pfizer, Inc.	5,493,542	281,489
Humana, Inc.	500,000	256,095
Gilead Sciences, Inc.	2,665,000	228,790
Cigna Corp.	650,000	215,371
AbbVie, Inc.	1,221,978	197,484
Abbott Laboratories	1,600,000	175,664
Eli Lilly and Company	400,469	146,508
Vertex Pharmaceuticals, Inc.[1]	505,500	145,978
CVS Health Corp.	1,453,100	135,414
Regeneron Pharmaceuticals, Inc.[1]	187,220	135,077
Centene Corp.[1]	1,235,513	101,324
Bristol-Myers Squibb Company	1,374,818	98,918
AstraZeneca PLC	461,000	62,565
AstraZeneca PLC (ADR)	249,881	16,942
Thermo Fisher Scientific, Inc.	116,000	63,880
Alnylam Pharmaceuticals, Inc.[1]	261,834	62,225
Novo Nordisk A/S, Class B	246,400	33,363
AbCellera Biologics, Inc.[1,2]	2,871,293	29,086
Seagen, Inc.[1]	170,500	21,911
Rotech Healthcare, Inc.[1,3,4]	184,138	19,703
Elevance Health, Inc.	37,542	19,258
Zoetis, Inc., Class A	95,618	14,013
Karuna Therapeutics, Inc.[1]	57,100	11,220
		3,323,574

Consumer discretionary 9.59%
Aramark	11,375,152	470,249
Home Depot, Inc.	1,206,200	380,990
General Motors Company	6,575,000	221,183
Booking Holdings, Inc.[1]	87,604	176,546
Lennar Corp., Class A	1,357,800	122,881
Dollar General Corp.	493,075	121,420
LVMH Moët Hennessy-Louis Vuitton SE	165,700	120,372
Amazon.com, Inc.[1]	1,340,400	112,594
Target Corp.	750,000	111,780
Etsy, Inc.[1]	840,578	100,684
Entain PLC	6,000,000	96,202
Burlington Stores, Inc.[1]	431,484	87,488
D.R. Horton, Inc.	870,000	77,552
Royal Caribbean Cruises, Ltd.[1]	1,014,324	50,138
YUM! Brands, Inc.	277,000	35,478
Dollar Tree Stores, Inc.[1]	185,000	26,166
YETI Holdings, Inc.[1]	495,471	20,468
Darden Restaurants, Inc.	142,000	19,643
Chipotle Mexican Grill, Inc.[1]	9,709	13,471
Li Auto, Inc., Class A (ADR)[1,2]	350,694	7,154
Xpeng, Inc., Class A (ADR)[1,2]	703,800	6,996
		2,379,455

Financials 9.21%
Aon PLC, Class A	807,600	242,393
Chubb, Ltd.	800,000	176,480
Apollo Asset Management, Inc.	2,630,627	167,808
Synchrony Financial	4,100,000	134,726
JPMorgan Chase & Co.	973,100	130,493
First Republic Bank	1,000,000	121,890
Bank of America Corp.	3,000,000	99,360
Arthur J. Gallagher & Co.	476,724	89,881
Capital One Financial Corp.	850,000	79,016
Blue Owl Capital, Inc., Class A2	7,085,161	75,103

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Goldman Sachs Group, Inc.	213,000	$73,140
Ares Management Corp., Class A	1,015,403	69,494
KKR & Co., Inc.	1,497,000	69,491
Nasdaq, Inc.	1,098,300	67,381
Charles Schwab Corp.	801,126	66,702
CME Group, Inc., Class A	380,200	63,934
Discover Financial Services	600,000	58,698
Toronto-Dominion Bank (CAD denominated)[2]	885,700	57,348
SLM Corp.	3,345,000	55,527
Intercontinental Exchange, Inc.	538,487	55,243
Blackstone, Inc., nonvoting shares	737,500	54,715
S&P Global, Inc.	118,700	39,757
Brookfield Corp., Class A	1,260,000	39,640
The Bank of N.T. Butterfield & Son, Ltd.	1,120,585	33,405
Morgan Stanley	339,372	28,853
Antin Infrastructure Partners SA	1,243,300	27,033
EQT AB	1,250,263	26,646
Wells Fargo & Company	570,000	23,535
Progressive Corp.	105,000	13,620
Bridgepoint Group PLC	5,809,554	13,461
OneMain Holdings, Inc.	300,000	9,993
Brookfield Asset Management, Ltd., Class A	315,000	9,031
Islandsbanki hf.	9,555,235	8,073
Jonah Energy Parent, LLC[3]	32,117	1,899
Sberbank of Russia PJSC[1,3]	8,880,000	—	[5]
		2,283,769

Information technology 8.88%
Microsoft Corp.	3,355,454	804,705
Broadcom, Inc.	1,249,134	698,428
ASML Holding NV (New York registered) (ADR)	316,764	173,080
MKS Instruments, Inc.	1,600,000	135,568
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,275,000	94,975
Mastercard, Inc., Class A	195,977	68,147
NVIDIA Corp.	332,696	48,620
MediaTek, Inc.	1,463,000	29,717
Oracle Corp.	321,820	26,306
Paychex, Inc.	205,595	23,759
GoDaddy, Inc., Class A1	281,000	21,024
Apple, Inc.	150,000	19,490
KLA Corp.	49,000	18,474
MicroStrategy, Inc., Class A1	96,100	13,605
Applied Materials, Inc.	135,000	13,146
Snowflake, Inc., Class A1	85,810	12,317
		2,201,361

Consumer staples 6.59%
Philip Morris International, Inc.	9,438,592	955,280
Nestlé SA	1,954,200	225,682
Archer Daniels Midland Company	1,880,000	174,558
British American Tobacco PLC (ADR)	2,634,146	105,313
British American Tobacco PLC	1,080,000	42,849
Altria Group, Inc.	1,570,000	71,764
Avenue Supermarts, Ltd.[1]	970,539	47,566
Costco Wholesale Corp.	26,000	11,869
		1,634,881

Industrials 6.22%
Northrop Grumman Corp.	933,553	509,356
Lockheed Martin Corp.	474,900	231,034
L3Harris Technologies, Inc.	1,094,000	227,782
Boeing Company[1]	1,039,506	198,015

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Caterpillar, Inc.	618,000	$148,048
CSX Corp.	2,628,369	81,427
Raytheon Technologies Corp.	395,000	39,863
General Electric Co.	288,000	24,132
Huntington Ingalls Industries, Inc.	100,000	23,068
AMETEK, Inc.	140,000	19,561
Chart Industries, Inc.[1]	130,200	15,003
Copart, Inc.[1]	232,000	14,126
Storskogen Group AB, Class B	16,853,587	12,088
		1,543,503

Communication services 4.72%
Alphabet, Inc., Class C1	2,992,500	265,525
Alphabet, Inc., Class A1	1,269,460	112,004
Charter Communications, Inc., Class A1	821,000	278,401
Meta Platforms, Inc., Class A1	1,777,348	213,886
Netflix, Inc.[1]	384,527	113,390
Comcast Corp., Class A	2,874,400	100,518
ZoomInfo Technologies, Inc.[1]	1,747,900	52,629
Activision Blizzard, Inc.	400,000	30,620
Electronic Arts, Inc.	35,000	4,276
		1,171,249

Energy 4.12%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	7,515,800	417,366
Pioneer Natural Resources Company	752,000	171,749
ConocoPhillips	1,252,000	147,736
Cenovus Energy, Inc. (CAD denominated)	7,500,000	145,513
Hess Corp.	400,000	56,728
Chevron Corp.	270,000	48,462
TC Energy Corp.	631,700	25,180
Equitrans Midstream Corp.	718,490	4,814
Diamond Offshore Drilling, Inc.[1]	266,381	2,770
Altera Infrastructure, LP1,3	6,273	497
Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	53
McDermott International, Ltd.[1]	30,762	10
Bighorn Permian Resources, LLC[3]	4,392	—	[5]
		1,020,878

Materials 3.45%
Corteva, Inc.	4,365,508	256,605
Mosaic Co.	1,940,000	85,108
Linde PLC	256,541	83,678
Royal Gold, Inc.	700,000	78,904
Wheaton Precious Metals Corp.	1,785,000	69,758
Nucor Corp.	500,000	65,905
Franco-Nevada Corp.	347,089	47,313
First Quantum Minerals, Ltd.	2,100,000	43,877
ATI, Inc.[1]	1,350,000	40,311
Vale SA, ordinary nominative shares	1,750,000	29,460
Nutrien, Ltd. (CAD denominated)	400,272	29,222
Lundin Mining Corp.[2]	4,320,000	26,513
		856,654

Real estate 0.96%
VICI Properties, Inc. REIT	2,769,449	89,730
Gaming and Leisure Properties, Inc. REIT	1,593,566	83,009
Equinix, Inc. REIT	63,445	41,559
Crown Castle, Inc. REIT	166,000	22,516
		236,814

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Common stocks (continued)	Shares		Value (000)
Utilities 0.64%
CenterPoint Energy, Inc.		1,717,846	$51,518
Exelon Corp.		779,231	33,686
AES Corp.		983,067	28,273
Sempra Energy		132,039	20,405
FirstEnergy Corp.		307,000	12,876
Constellation Energy Corp.		138,666	11,955
			158,713

Total common stocks (cost: $11,870,390,000)			16,810,851

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,6]		450	189

Total preferred securities (cost: $466,000)			189

Rights & warrants 0.00%
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]		4	—	[5]

Total rights & warrants (cost: $0)			—	[5]

Convertible stocks 0.26%
Health care 0.26%
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024[3,4]		50,000	63,388

Total convertible stocks (cost: $50,000,000)			63,388

Investment funds 5.51%
Capital Group Central Corporate Bond Fund[7]		167,745,028	1,367,122

Total investment funds (cost: $1,676,023,000)			1,367,122

Bonds, notes & other debt instruments 21.72%	Principal amount (000)
Mortgage-backed obligations 7.58%
Federal agency mortgage-backed obligations 7.02%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[8]	USD	2	2
Fannie Mae Pool #AE2321 4.00% 8/1/2025[8]		1	1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[8]		1	1
Fannie Mae Pool #AH0829 4.00% 1/1/2026[8]		1	1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[8]		168	165
Fannie Mae Pool #AH5618 4.00% 2/1/2026[8]		2	1
Fannie Mae Pool #890329 4.00% 4/1/2026[8]		27	26
Fannie Mae Pool #MA1109 4.00% 5/1/2027[8]		2	2
Fannie Mae Pool #MA3653 3.00% 3/1/2029[8]		13	12
Fannie Mae Pool #AL8347 4.00% 3/1/2029[8]		185	181
Fannie Mae Pool #254767 5.50% 6/1/2033[8]		208	214
Fannie Mae Pool #555956 5.50% 12/1/2033[8]		131	135
Fannie Mae Pool #BN1085 4.00% 1/1/2034[8]		411	403
Fannie Mae Pool #BN3172 4.00% 1/1/2034[8]		162	158
Fannie Mae Pool #929185 5.50% 1/1/2036[8]		383	396
Fannie Mae Pool #893641 6.00% 9/1/2036[8]		776	811
Fannie Mae Pool #893688 6.00% 10/1/2036[8]		164	171
Fannie Mae Pool #AS8554 3.00% 12/1/2036[8]		5,967	5,542
Fannie Mae Pool #907239 6.00% 12/1/2036[8]		54	56
Fannie Mae Pool #928031 6.00% 1/1/2037[8]		63	65
Fannie Mae Pool #888292 6.00% 3/1/2037[8]		547	571
Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]		111	114

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #190379 5.50% 5/1/2037[8]	USD	55		$57
Fannie Mae Pool #924952 6.00% 8/1/2037[8]		865		903
Fannie Mae Pool #888637 6.00% 9/1/2037[8]		10		10
Fannie Mae Pool #995674 6.00% 5/1/2038[8]		310		324
Fannie Mae Pool #AD0119 6.00% 7/1/2038[8]		938		984
Fannie Mae Pool #995224 6.00% 9/1/2038[8]		8		8
Fannie Mae Pool #AE0021 6.00% 10/1/2038[8]		286		298
Fannie Mae Pool #AL7164 6.00% 10/1/2038[8]		196		201
Fannie Mae Pool #889983 6.00% 10/1/2038[8]		18		19
Fannie Mae Pool #AD0095 6.00% 11/1/2038[8]		689		717
Fannie Mae Pool #AB0538 6.00% 11/1/2038[8]		110		114
Fannie Mae Pool #995391 6.00% 11/1/2038[8]		14		15
Fannie Mae Pool #AD0833 6.00% 1/1/2039[8]		—	[5]	—	[5]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[8]		62		65
Fannie Mae Pool #AL0013 6.00% 4/1/2040[8]		182		190
Fannie Mae Pool #AL7228 6.00% 4/1/2041[8]		242		248
Fannie Mae Pool #AB4536 6.00% 6/1/2041[8]		413		428
Fannie Mae Pool #MA4387 2.00% 7/1/2041[8]		7,655		6,462
Fannie Mae Pool #MA4501 2.00% 12/1/2041[8]		8,791		7,421
Fannie Mae Pool #FS0305 1.50% 1/1/2042[8]		22,809		18,688
Fannie Mae Pool #MA4520 2.00% 1/1/2042[8]		14,931		12,603
Fannie Mae Pool #AP2131 3.50% 8/1/2042[8]		3,155		2,956
Fannie Mae Pool #AU8813 4.00% 11/1/2043[8]		2,218		2,169
Fannie Mae Pool #AU9348 4.00% 11/1/2043[8]		1,262		1,234
Fannie Mae Pool #AU9350 4.00% 11/1/2043[8]		1,052		1,015
Fannie Mae Pool #AL8773 3.50% 2/1/2045[8]		5,278		4,945
Fannie Mae Pool #FM9416 3.50% 7/1/2045[8]		8,847		8,192
Fannie Mae Pool #AL8354 3.50% 10/1/2045[8]		1,320		1,231
Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]		2,806		2,610
Fannie Mae Pool #BC7611 4.00% 5/1/2046[8]		113		109
Fannie Mae Pool #AS8310 3.00% 11/1/2046[8]		373		335
Fannie Mae Pool #BD9307 4.00% 11/1/2046[8]		1,322		1,263
Fannie Mae Pool #BD9699 3.50% 12/1/2046[8]		1,482		1,375
Fannie Mae Pool #BE1290 3.50% 2/1/2047[8]		2,160		2,005
Fannie Mae Pool #BM1179 3.00% 4/1/2047[8]		470		421
Fannie Mae Pool #256975 7.00% 10/1/2047[8]		2		2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[8]		1,522		1,415
Fannie Mae Pool #257036 7.00% 11/1/2047[8]		6		7
Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]		2,648		2,535
Fannie Mae Pool #MA3277 4.00% 2/1/2048[8]		11		10
Fannie Mae Pool #BK5255 4.00% 5/1/2048[8]		11		11
Fannie Mae Pool #FM3278 3.50% 11/1/2048[8]		16,898		15,676
Fannie Mae Pool #FM3280 3.50% 5/1/2049[8]		2,314		2,144
Fannie Mae Pool #CA4756 3.00% 12/1/2049[8]		1,745		1,556
Fannie Mae Pool #CA5659 2.50% 5/1/2050[8]		2,353		1,999
Fannie Mae Pool #CA5968 2.50% 6/1/2050[8]		5,666		4,869
Fannie Mae Pool #CA6593 2.50% 8/1/2050[8]		12,778		11,002
Fannie Mae Pool #CA7599 2.50% 11/1/2050[8]		1,607		1,386
Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]		14,598		13,142
Fannie Mae Pool #CA8828 2.50% 2/1/2051[8]		4,022		3,458
Fannie Mae Pool #CA9291 2.50% 2/1/2051[8]		52		44
Fannie Mae Pool #CA9390 2.50% 3/1/2051[8]		666		565
Fannie Mae Pool #CB0290 2.00% 4/1/2051[8]		4,822		3,945
Fannie Mae Pool #FM7741 2.50% 5/1/2051[8]		816		693
Fannie Mae Pool #FM8453 3.00% 8/1/2051[8]		4,876		4,347
Fannie Mae Pool #FM8436 2.50% 9/1/2051[8]		45		39
Fannie Mae Pool #CB1810 3.00% 10/1/2051[8]		165		145
Fannie Mae Pool #BU0616 2.50% 11/1/2051[8]		49		42
Fannie Mae Pool #CB2078 3.00% 11/1/2051[8]		9,882		8,696
Fannie Mae Pool #CB2286 2.50% 12/1/2051[8]		17,352		14,835
Fannie Mae Pool #CB2402 2.50% 12/1/2051[8]		10,959		9,290

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2375 2.50% 12/1/2051[8]	USD	7,995	$6,825
Fannie Mae Pool #BU8372 2.50% 12/1/2051[8]		955	812
Fannie Mae Pool #CB2323 2.50% 12/1/2051[8]		947	805
Fannie Mae Pool #CB2312 2.50% 12/1/2051[8]		366	311
Fannie Mae Pool #CB2319 2.50% 12/1/2051[8]		196	168
Fannie Mae Pool #BT9510 2.50% 12/1/2051[8]		94	81
Fannie Mae Pool #BT9483 2.50% 12/1/2051[8]		95	81
Fannie Mae Pool #CB2372 2.50% 12/1/2051[8]		93	80
Fannie Mae Pool #FS0235 2.50% 1/1/2052[8]		12,638	10,713
Fannie Mae Pool #FS0182 3.00% 1/1/2052[8]		13,050	11,488
Fannie Mae Pool #FS0303 3.00% 1/1/2052[8]		978	859
Fannie Mae Pool #CB3666 2.50% 2/1/2052[8]		24,794	21,026
Fannie Mae Pool #FS0546 2.50% 2/1/2052[8]		11,820	10,020
Fannie Mae Pool #BV4367 2.50% 2/1/2052[8]		818	695
Fannie Mae Pool #FS0613 2.50% 2/1/2052[8]		736	625
Fannie Mae Pool #BV9531 2.50% 2/1/2052[8]		721	612
Fannie Mae Pool #BU8226 2.50% 2/1/2052[8]		612	520
Fannie Mae Pool #BV4259 2.50% 2/1/2052[8]		596	507
Fannie Mae Pool #BV3216 2.50% 2/1/2052[8]		487	413
Fannie Mae Pool #BU7298 2.50% 2/1/2052[8]		361	306
Fannie Mae Pool #BV0307 2.50% 2/1/2052[8]		75	63
Fannie Mae Pool #BV3495 2.50% 2/1/2052[8]		64	55
Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]		67,926	60,633
Fannie Mae Pool #CB2896 3.00% 2/1/2052[8]		7,625	6,703
Fannie Mae Pool #CB5013 2.50% 3/1/2052[8]		3,992	3,392
Fannie Mae Pool #BV6631 2.50% 3/1/2052[8]		921	782
Fannie Mae Pool #BV8086 2.50% 3/1/2052[8]		596	508
Fannie Mae Pool #BT8111 2.50% 3/1/2052[8]		593	503
Fannie Mae Pool #BV4173 2.50% 3/1/2052[8]		525	446
Fannie Mae Pool #BU8885 2.50% 3/1/2052[8]		507	431
Fannie Mae Pool #FS0831 3.00% 3/1/2052[8]		16,034	14,095
Fannie Mae Pool #CB3170 3.00% 3/1/2052[8]		7,000	6,156
Fannie Mae Pool #CB3410 3.00% 3/1/2052[8]		158	139
Fannie Mae Pool #MA4578 2.50% 4/1/2052[8]		31,872	27,036
Fannie Mae Pool #BV5332 2.50% 4/1/2052[8]		966	820
Fannie Mae Pool #BV4656 2.50% 4/1/2052[8]		873	741
Fannie Mae Pool #BV2996 2.50% 4/1/2052[8]		814	691
Fannie Mae Pool #CB3351 2.50% 4/1/2052[8]		739	628
Fannie Mae Pool #BV4182 2.50% 4/1/2052[8]		730	620
Fannie Mae Pool #FS1922 2.50% 4/1/2052[8]		716	608
Fannie Mae Pool #BV8569 2.50% 4/1/2052[8]		683	580
Fannie Mae Pool #BV7698 2.50% 4/1/2052[8]		620	526
Fannie Mae Pool #BV7717 2.50% 4/1/2052[8]		593	504
Fannie Mae Pool #BU8933 3.00% 4/1/2052[8]		1,825	1,604
Fannie Mae Pool #CB3364 3.00% 4/1/2052[8]		457	402
Fannie Mae Pool #BU8825 2.50% 5/1/2052[8]		1,018	864
Fannie Mae Pool #BW2204 2.50% 5/1/2052[8]		885	752
Fannie Mae Pool #BV9818 2.50% 5/1/2052[8]		790	672
Fannie Mae Pool #BW0160 2.50% 5/1/2052[8]		665	565
Fannie Mae Pool #MA4598 2.50% 5/1/2052[8]		162	137
Fannie Mae Pool #BV9644 2.50% 5/1/2052[8]		89	76
Fannie Mae Pool #FS1877 3.00% 5/1/2052[8]		5,704	5,012
Fannie Mae Pool #BV7238 3.00% 5/1/2052[8]		1,886	1,658
Fannie Mae Pool #CB3495 3.00% 5/1/2052[8]		1,867	1,640
Fannie Mae Pool #BT7819 3.00% 5/1/2052[8]		138	121
Fannie Mae Pool #BW1436 4.50% 5/1/2052[8]		3,137	3,023
Fannie Mae Pool #MA4624 3.00% 6/1/2052[8]		1,431	1,257
Fannie Mae Pool #BW2935 3.00% 6/1/2052[8]		747	657
Fannie Mae Pool #BW1449 3.00% 6/1/2052[8]		400	352
Fannie Mae Pool #BV9701 3.00% 6/1/2052[8]		114	100
Fannie Mae Pool #BW5663 4.50% 6/1/2052[8]		2,906	2,800

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB4534 4.50% 6/1/2052[8]	USD	2,080	$2,004
Fannie Mae Pool #FS2239 2.50% 7/1/2052[8]		10,586	8,987
Fannie Mae Pool #MA4652 2.50% 7/1/2052[8]		7,000	5,940
Fannie Mae Pool #BV7868 2.50% 7/1/2052[8]		996	845
Fannie Mae Pool #BV2584 2.50% 7/1/2052[8]		602	510
Fannie Mae Pool #BW5528 2.50% 7/1/2052[8]		525	445
Fannie Mae Pool #BW6043 2.50% 7/1/2052[8]		62	53
Fannie Mae Pool #BW5579 3.50% 7/1/2052[8]		2,000	1,819
Fannie Mae Pool #CB4159 4.00% 7/1/2052[8]		1,519	1,427
Fannie Mae Pool #FS2555 4.50% 7/1/2052[8]		125	120
Fannie Mae Pool #MA4743 2.50% 8/1/2052[8]		6,986	5,925
Fannie Mae Pool #BW7293 3.50% 8/1/2052[8]		3,000	2,729
Fannie Mae Pool #CB4363 3.50% 8/1/2052[8]		960	874
Fannie Mae Pool #BV7903 3.50% 8/1/2052[8]		200	182
Fannie Mae Pool #BV8024 4.00% 8/1/2052[8]		1,924	1,807
Fannie Mae Pool #BW7302 4.00% 8/1/2052[8]		289	272
Fannie Mae Pool #BW4199 4.50% 8/1/2052[8]		2,996	2,887
Fannie Mae Pool #BW3035 4.50% 8/1/2052[8]		2,532	2,440
Fannie Mae Pool #BW5789 4.50% 8/1/2052[8]		999	963
Fannie Mae Pool #BW6395 4.50% 8/1/2052[8]		999	962
Fannie Mae Pool #BW7349 3.00% 9/1/2052[8]		1,886	1,658
Fannie Mae Pool #BW7780 3.00% 9/1/2052[8]		219	192
Fannie Mae Pool #MA4732 4.00% 9/1/2052[8]		56,336	52,898
Fannie Mae Pool #BW7326 4.00% 9/1/2052[8]		1,648	1,547
Fannie Mae Pool #BW9348 4.00% 9/1/2052[8]		1,429	1,342
Fannie Mae Pool #BW8103 4.00% 9/1/2052[8]		1,353	1,271
Fannie Mae Pool #MA4733 4.50% 9/1/2052[8]		12,197	11,752
Fannie Mae Pool #BV0957 4.50% 9/1/2052[8]		3,075	2,962
Fannie Mae Pool #BW1192 4.50% 9/1/2052[8]		2,185	2,105
Fannie Mae Pool #BW1201 5.00% 9/1/2052[8]		2,361	2,331
Fannie Mae Pool #MA4824 2.50% 10/1/2052[8]		94	80
Fannie Mae Pool #MA4782 3.50% 10/1/2052[8]		3,000	2,729
Fannie Mae Pool #BW8980 4.00% 10/1/2052[8]		5,340	5,014
Fannie Mae Pool #BW1210 4.00% 10/1/2052[8]		4,034	3,788
Fannie Mae Pool #BW7356 4.00% 10/1/2052[8]		3,356	3,151
Fannie Mae Pool #BX0509 4.00% 10/1/2052[8]		1,444	1,356
Fannie Mae Pool #MA4784 4.50% 10/1/2052[8]		14,120	13,605
Fannie Mae Pool #CB4959 4.50% 10/1/2052[8]		9,275	8,936
Fannie Mae Pool #BV0961 4.50% 10/1/2052[8]		3,995	3,849
Fannie Mae Pool #BW8981 4.50% 10/1/2052[8]		2,309	2,224
Fannie Mae Pool #BX0097 4.50% 10/1/2052[8]		998	962
Fannie Mae Pool #MA4785 5.00% 10/1/2052[8]		3,500	3,455
Fannie Mae Pool #MA4887 2.50% 11/1/2052[8]		1,448	1,228
Fannie Mae Pool #MA4854 2.50% 11/1/2052[8]		902	765
Fannie Mae Pool #BW1309 2.50% 11/1/2052[8]		813	690
Fannie Mae Pool #MA4885 3.00% 11/1/2052[8]		801	704
Fannie Mae Pool #FS3279 3.50% 11/1/2052[8]		9,999	9,099
Fannie Mae Pool #MA4803 3.50% 11/1/2052[8]		1,000	910
Fannie Mae Pool #MA4804 4.00% 11/1/2052[8]		6,621	6,217
Fannie Mae Pool #BW1310 4.00% 11/1/2052[8]		1,509	1,417
Fannie Mae Pool #BX3075 4.50% 11/1/2052[8]		2,973	2,865
Fannie Mae Pool #MA4911 3.00% 12/1/2052[8]		650	571
Fannie Mae Pool #MA4838 3.50% 12/1/2052[8]		4,500	4,093
Fannie Mae Pool #MA4839 4.00% 12/1/2052[8]		4,000	3,756
Fannie Mae Pool #MA4841 5.00% 12/1/2052[8]		6,256	6,175
Fannie Mae Pool #MA4877 6.50% 12/1/2052[8]		1,000	1,026
Fannie Mae Pool #MA4868 5.00% 1/1/2053[8]		7,999	7,896
Fannie Mae Pool #BX4609 5.00% 1/1/2053[8]		1,277	1,261
Fannie Mae Pool #MA4869 5.50% 1/1/2053[8]		100	100
Fannie Mae Pool #MA4895 6.50% 1/1/2053[8]		7,427	7,618
Fannie Mae Pool #BM6736 4.50% 11/1/2059[8]		11,696	11,413

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]	USD	4,130	$3,619
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]		24	26
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[8]		84	86
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[8,9]		1,660	1,644
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 12/25/2023[8,9]		1,909	1,877
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[8,9]		1,338	1,314
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 7/25/2024[8,9]		3,273	3,169
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.471% 12/25/2026[8,9]		7,323	6,758
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/2027[8,9]		2,602	2,446
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[8]		39	32
Freddie Mac Pool #C91912 3.00% 2/1/2037[8]		11,022	10,254
Freddie Mac Pool #G03978 5.00% 3/1/2038[8]		420	429
Freddie Mac Pool #G04553 6.50% 9/1/2038[8]		48	51
Freddie Mac Pool #G08347 4.50% 6/1/2039[8]		67	67
Freddie Mac Pool #C03518 5.00% 9/1/2040[8]		572	580
Freddie Mac Pool #Q05807 4.00% 1/1/2042[8]		1,648	1,586
Freddie Mac Pool #Q23185 4.00% 11/1/2043[8]		1,303	1,275
Freddie Mac Pool #Q23190 4.00% 11/1/2043[8]		758	732
Freddie Mac Pool #760014 2.74% 8/1/2045[8,9]		179	173
Freddie Mac Pool #Q37988 4.00% 12/1/2045[8]		5,730	5,510
Freddie Mac Pool #G60344 4.00% 12/1/2045[8]		4,930	4,740
Freddie Mac Pool #Z40130 3.00% 1/1/2046[8]		4,452	4,029
Freddie Mac Pool #Q41090 4.50% 6/1/2046[8]		204	200
Freddie Mac Pool #Q41909 4.50% 7/1/2046[8]		242	238
Freddie Mac Pool #760015 2.561% 1/1/2047[8,9]		444	420
Freddie Mac Pool #Q46021 3.50% 2/1/2047[8]		1,150	1,068
Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]		2,336	2,234
Freddie Mac Pool #SD8106 2.00% 11/1/2050[8]		33,078	27,081
Freddie Mac Pool #SD7528 2.00% 11/1/2050[8]		17,984	14,872
Freddie Mac Pool #QC2344 2.50% 4/1/2051[8]		966	821
Freddie Mac Pool #RA5288 2.00% 5/1/2051[8]		30,665	25,100
Freddie Mac Pool #SD8151 2.50% 6/1/2051[8]		330	281
Freddie Mac Pool #RA5782 2.50% 9/1/2051[8]		10,333	8,855
Freddie Mac Pool #SD7545 2.50% 9/1/2051[8]		7,074	6,091
Freddie Mac Pool #RA5759 2.50% 9/1/2051[8]		2,039	1,728
Freddie Mac Pool #QC7910 2.50% 9/1/2051[8]		931	795
Freddie Mac Pool #QC6921 2.50% 9/1/2051[8]		911	774
Freddie Mac Pool #RA5971 3.00% 9/1/2051[8]		6,901	6,123
Freddie Mac Pool #QC6456 3.00% 9/1/2051[8]		701	616
Freddie Mac Pool #RA6107 2.50% 10/1/2051[8]		5,385	4,568
Freddie Mac Pool #QC8778 2.50% 10/1/2051[8]		462	392
Freddie Mac Pool #QC9156 2.50% 10/1/2051[8]		327	278
Freddie Mac Pool #QC7814 2.50% 10/1/2051[8]		27	23
Freddie Mac Pool #RA6231 2.50% 11/1/2051[8]		1,993	1,690
Freddie Mac Pool #QC9944 2.50% 11/1/2051[8]		1,474	1,251
Freddie Mac Pool #QD1746 2.50% 11/1/2051[8]		933	792
Freddie Mac Pool #QC9788 2.50% 11/1/2051[8]		930	790
Freddie Mac Pool #QD1523 2.50% 11/1/2051[8]		218	185
Freddie Mac Pool #RA6483 2.50% 12/1/2051[8]		6,952	5,934
Freddie Mac Pool #RA7081 2.50% 12/1/2051[8]		2,698	2,288
Freddie Mac Pool #QD3362 2.50% 12/1/2051[8]		854	725
Freddie Mac Pool #RA6433 2.50% 12/1/2051[8]		43	37
Freddie Mac Pool #RA6485 3.00% 12/1/2051[8]		1,935	1,701
Freddie Mac Pool #RA6428 3.00% 12/1/2051[8]		420	369
Freddie Mac Pool #SD0853 2.50% 1/1/2052[8]		5,650	4,790
Freddie Mac Pool #SD7552 2.50% 1/1/2052[8]		2,429	2,077
Freddie Mac Pool #SD0854 2.50% 1/1/2052[8]		1,987	1,688
Freddie Mac Pool #RA6615 2.50% 1/1/2052[8]		600	510
Freddie Mac Pool #QD5254 2.50% 1/1/2052[8]		597	507
Freddie Mac Pool #SD8194 2.50% 2/1/2052[8]		642	545
Freddie Mac Pool #QD9066 2.50% 2/1/2052[8]		501	426

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QD6379 2.50% 2/1/2052[8]	USD	97	$83
Freddie Mac Pool #QD6971 2.50% 2/1/2052[8]		63	54
Freddie Mac Pool #QD7312 2.50% 2/1/2052[8]		32	27
Freddie Mac Pool #RA6806 3.00% 2/1/2052[8]		2,000	1,758
Freddie Mac Pool #QD6948 3.00% 2/1/2052[8]		1,906	1,676
Freddie Mac Pool #RA6608 3.00% 2/1/2052[8]		954	838
Freddie Mac Pool #QD7089 3.50% 2/1/2052[8]		1,195	1,089
Freddie Mac Pool #QD8976 2.50% 3/1/2052[8]		952	809
Freddie Mac Pool #QE0957 2.50% 3/1/2052[8]		875	743
Freddie Mac Pool #RA6959 2.50% 3/1/2052[8]		766	651
Freddie Mac Pool #QE0615 2.50% 3/1/2052[8]		606	515
Freddie Mac Pool #SD8200 2.50% 3/1/2052[8]		437	371
Freddie Mac Pool #QD8152 2.50% 3/1/2052[8]		367	312
Freddie Mac Pool #QD8673 3.00% 3/1/2052[8]		1,542	1,356
Freddie Mac Pool #RA6992 3.00% 3/1/2052[8]		1,097	964
Freddie Mac Pool #SD8205 2.50% 4/1/2052[8]		6,581	5,582
Freddie Mac Pool #QD9911 2.50% 4/1/2052[8]		2,676	2,269
Freddie Mac Pool #QE0800 2.50% 4/1/2052[8]		2,628	2,231
Freddie Mac Pool #QE0170 2.50% 4/1/2052[8]		1,711	1,451
Freddie Mac Pool #QE3079 2.50% 4/1/2052[8]		932	792
Freddie Mac Pool #QD9907 2.50% 4/1/2052[8]		850	722
Freddie Mac Pool #QE0407 2.50% 4/1/2052[8]		769	653
Freddie Mac Pool #QE5290 2.50% 4/1/2052[8]		740	628
Freddie Mac Pool #QE0025 2.50% 4/1/2052[8]		549	466
Freddie Mac Pool #QE0799 2.50% 4/1/2052[8]		123	105
Freddie Mac Pool #SD7554 2.50% 4/1/2052[8]		94	80
Freddie Mac Pool #QE2101 2.50% 4/1/2052[8]		45	38
Freddie Mac Pool #SD8206 3.00% 4/1/2052[8]		800	703
Freddie Mac Pool #RA7063 3.50% 4/1/2052[8]		22,000	20,028
Freddie Mac Pool #QE2352 2.50% 5/1/2052[8]		40	34
Freddie Mac Pool #QE1793 3.00% 5/1/2052[8]		1,910	1,679
Freddie Mac Pool #QE3080 3.00% 5/1/2052[8]		400	351
Freddie Mac Pool #RA7386 3.50% 5/1/2052[8]		7,332	6,669
Freddie Mac Pool #SD8220 3.00% 6/1/2052[8]		4,451	3,913
Freddie Mac Pool #QE4383 4.00% 6/1/2052[8]		2,336	2,193
Freddie Mac Pool #QE6097 2.50% 7/1/2052[8]		83	71
Freddie Mac Pool #QE5714 3.50% 7/1/2052[8]		4,000	3,639
Freddie Mac Pool #QE6274 3.50% 7/1/2052[8]		4,000	3,638
Freddie Mac Pool #SD8226 3.50% 7/1/2052[8]		2,667	2,426
Freddie Mac Pool #QE5983 3.50% 7/1/2052[8]		2,000	1,819
Freddie Mac Pool #QE7680 4.50% 7/1/2052[8]		2,533	2,441
Freddie Mac Pool #RA7747 2.50% 8/1/2052[8]		2,681	2,273
Freddie Mac Pool #QE8026 2.50% 8/1/2052[8]		1,675	1,421
Freddie Mac Pool #SD8234 2.50% 8/1/2052[8]		32	27
Freddie Mac Pool #RA7749 3.50% 8/1/2052[8]		13,390	12,181
Freddie Mac Pool #QE9057 4.00% 8/1/2052[8]		1,231	1,156
Freddie Mac Pool #QE7157 4.00% 8/1/2052[8]		224	210
Freddie Mac Pool #SD1576 5.00% 8/1/2052[8]		3,206	3,165
Freddie Mac Pool #SD8262 2.50% 9/1/2052[8]		9,650	8,185
Freddie Mac Pool #QF0923 2.50% 9/1/2052[8]		597	506
Freddie Mac Pool #SD8242 3.00% 9/1/2052[8]		17,971	15,797
Freddie Mac Pool #SD8243 3.50% 9/1/2052[8]		4,039	3,675
Freddie Mac Pool #SD8244 4.00% 9/1/2052[8]		4,000	3,756
Freddie Mac Pool #QE9625 4.00% 9/1/2052[8]		1,586	1,489
Freddie Mac Pool #QF0152 4.50% 9/1/2052[8]		1,531	1,475
Freddie Mac Pool #SD8246 5.00% 9/1/2052[8]		79,771	78,743
Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]		1,321	1,304
Freddie Mac Pool #QF1751 2.50% 10/1/2052[8]		946	803
Freddie Mac Pool #SD8271 2.50% 10/1/2052[8]		579	491
Freddie Mac Pool #QF1464 4.00% 10/1/2052[8]		1,521	1,429
Freddie Mac Pool #QF1489 4.00% 10/1/2052[8]		1,281	1,203

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8256 4.00% 10/1/2052[8]	USD	1,000	$939
Freddie Mac Pool #QF1925 4.00% 10/1/2052[8]		1,000	939
Freddie Mac Pool #SD8257 4.50% 10/1/2052[8]		53,823	51,858
Freddie Mac Pool #QF3304 5.00% 10/1/2052[8]		3,694	3,646
Freddie Mac Pool #SD8291 2.50% 11/1/2052[8]		855	725
Freddie Mac Pool #SD8283 2.50% 11/1/2052[8]		634	538
Freddie Mac Pool #SD8273 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #SD8264 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #QF3364 4.00% 11/1/2052[8]		2,477	2,326
Freddie Mac Pool #SD8265 4.00% 11/1/2052[8]		251	235
Freddie Mac Pool #SD8266 4.50% 11/1/2052[8]		4	3
Freddie Mac Pool #SD8275 4.50% 12/1/2052[8]		1,295	1,248
Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]		6,999	6,909
Freddie Mac Pool #SD8281 6.50% 12/1/2052[8]		14,617	14,994
Freddie Mac Pool #SD8284 3.00% 1/1/2053[8]		11,360	9,985
Freddie Mac Pool #SD8285 3.50% 1/1/2053[8]		5,499	5,003
Freddie Mac Pool #SD8286 4.00% 1/1/2053[8]		336	315
Freddie Mac Pool #SD8288 5.00% 1/1/2053[8]		3,778	3,729
Freddie Mac Pool #SD8282 6.50% 1/1/2053[8]		706	724
Freddie Mac, Series T041, Class 3A, 4.402% 7/25/2032[8,9]		187	179
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 8/25/2025[8,9]		9,778	9,538
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2/25/2026[8]		7,370	7,077
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 4/25/2028[8]		3,237	3,158
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 6/25/2032[8]		19,961	16,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[8,9]		2,646	2,476
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[8,9]		1,149	1,082
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]		5,121	4,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,9]		5,074	4,744
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,9]		911	831
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]		755	684
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]		1,823	1,730
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]		1,942	1,757
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[8]		9,501	8,965
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]		5,448	5,052
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[8]		2,154	2,056
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[8]		4,272	4,072
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[8]		2,455	2,255
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]		2,682	2,465
Government National Mortgage Assn. 2.00% 1/1/2053[8,10]		68,784	57,662
Government National Mortgage Assn. 2.50% 1/1/2053[8,10]		5,866	5,085
Government National Mortgage Assn. 3.00% 1/1/2053[8,10]		83,663	74,514
Government National Mortgage Assn. 3.50% 1/1/2053[8,10]		16,502	15,165
Government National Mortgage Assn. 4.00% 1/1/2053[8,10]		3,200	3,029
Government National Mortgage Assn. 4.50% 1/1/2053[8,10]		33,456	32,460
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[8]		437	417
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]		342	332
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[8]		204	200

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[8]	USD	1,762	$1,734
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[8]		490	482
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[8]		1,260	1,193
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[8]		10,566	10,009
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[8]		1,000	947
Uniform Mortgage-Backed Security 1.50% 1/1/2038[8,10]		25,420	22,012
Uniform Mortgage-Backed Security 2.50% 1/1/2038[8,10]		638	584
Uniform Mortgage-Backed Security 2.00% 1/1/2053[8,10]		108,193	88,062
Uniform Mortgage-Backed Security 4.00% 1/1/2053[8,10]		7,100	6,660
Uniform Mortgage-Backed Security 4.50% 1/1/2053[8,10]		9,560	9,203
Uniform Mortgage-Backed Security 5.00% 1/1/2053[8,10]		4,884	4,813
Uniform Mortgage-Backed Security 5.50% 1/1/2053[8,10]		60,890	61,059
Uniform Mortgage-Backed Security 6.00% 1/1/2053[8,10]		12,770	12,962
Uniform Mortgage-Backed Security 4.00% 2/1/2053[8,10]		15,948	14,963
Uniform Mortgage-Backed Security 5.00% 2/1/2053[8,10]		35,408	34,891
Uniform Mortgage-Backed Security 5.50% 2/1/2053[8,10]		16,800	16,838
Uniform Mortgage-Backed Security 6.00% 2/1/2053[8,10]		36,230	36,745
			1,739,465

Commercial mortgage-backed securities 0.44%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[8]		2,909	2,435
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class A4, 3.394% 3/15/2064[8,9]		2,550	2,246
Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A, 5.293% 8/15/2036[6,8,9]		2,000	1,966
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[8]		1,000	927
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[8]		2,960	2,466
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 4.907% 9/15/2034[6,8,9]		5,954	5,711
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[6,8,9]		4,505	4,346
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[6,8,9]		7,968	7,593
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[6,8,9]		5,968	5,613
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[6,8,9]		7,481	7,216
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[6,8,9]		1,351	1,290
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[6,8,9]		1,220	1,156
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[6,8,9]		5,254	5,063
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[8]		470	459
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[8]		4,735	4,540
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[8]		780	758
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[6,8,9]		1,537	1,495
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[6,8,9]		1,403	1,351
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[6,8,9]		1,465	1,410
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[6,8]		3,795	2,918
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[8]		2,489	2,059
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[6,8]		1,964	1,682
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[6,8]		868	708
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[6,8,9]		523	407

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[6,8]	USD	1,431	$1,171
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[6,8,9]		1,236	1,184
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 5.718% 10/15/2038[6,8,9]		1,904	1,803
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[6,8]		13,772	11,780
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[6,8,9]		3,950	3,837
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[8]		556	541
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[8]		467	454
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[6,8]		2,194	1,756
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[6,8,9]		4,808	4,631
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 5.336% 1/15/2039[6,8,9]		10,709	10,352
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.125% 11/15/2027[6,8,9]		6,379	6,373
			109,697

Collateralized mortgage-backed obligations (privately originated) 0.12%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[6,8,9]		1,101	870
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[6,8,9]		496	496
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[6,8,9]		1,181	1,140
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[6,8,9]		192	190
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[6,8]		4,096	3,664
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[6,8,9]		2,081	1,788
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[8]		148	141
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[6,8]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[6,8]		6,250	6,425
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (1-month USD-LIBOR + 3.30%) 7.689% 10/25/2027[8,9]		235	237
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[6,8,9]		996	998
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[6,8]		4,304	3,724
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.25% 11/25/2059[6,8,9]		1,042	1,042
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[8]		314	300
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[6,8,9]		4,040	3,909
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[6,8,9]		2,784	2,248
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 10/25/2063[6,8,9]		355	328
			29,696

Total mortgage-backed obligations			1,878,858

U.S. Treasury bonds & notes 6.52%
U.S. Treasury 4.53%
U.S. Treasury 0.125% 2/28/2023		44,825	44,537
U.S. Treasury 2.50% 5/15/2024		700	679
U.S. Treasury 2.50% 5/31/2024		100,000	97,016
U.S. Treasury 3.25% 8/31/2024		22,613	22,143
U.S. Treasury 1.50% 9/30/2024		907	862
U.S. Treasury 4.50% 11/30/2024		760	760

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.00% 12/15/2024	USD	10,725	$10,038
U.S. Treasury 3.00% 7/15/2025		3,165	3,066
U.S. Treasury 4.00% 12/15/2025		32,029	31,829
U.S. Treasury 0.375% 1/31/2026		45,000	40,052
U.S. Treasury 0.50% 2/28/2026		42,515	37,903
U.S. Treasury 1.625% 5/15/2026		1,500	1,381
U.S. Treasury 1.50% 8/15/2026		500	456
U.S. Treasury 0.75% 8/31/2026		52	46
U.S. Treasury 0.875% 9/30/2026		565	502
U.S. Treasury 1.125% 10/31/2026		471	421
U.S. Treasury 1.125% 2/28/2027		762	678
U.S. Treasury 2.375% 5/15/2027		880	820
U.S. Treasury 2.625% 5/31/2027		96,250	90,738
U.S. Treasury 0.50% 6/30/2027		36,300	31,057
U.S. Treasury 4.125% 9/30/2027		90,000	90,345
U.S. Treasury 3.875% 11/30/2027		39,923	39,707
U.S. Treasury 0.625% 12/31/2027		7,109	6,025
U.S. Treasury 2.875% 5/15/2028		5,217	4,926
U.S. Treasury 1.25% 9/30/2028		3,142	2,699
U.S. Treasury 1.50% 11/30/2028		50,000	43,417
U.S. Treasury 1.375% 12/31/2028		10,900	9,398
U.S. Treasury 2.875% 4/30/2029		50,000	46,843
U.S. Treasury 3.875% 11/30/2029		1,662	1,651
U.S. Treasury 1.50% 2/15/2030		36,651	31,236
U.S. Treasury 0.625% 5/15/2030		20,225	16,012
U.S. Treasury 2.875% 5/15/2032		50,000	46,102
U.S. Treasury 4.125% 11/15/2032		96,356	98,276
U.S. Treasury 1.125% 5/15/2040		62,775	39,393
U.S. Treasury 1.375% 11/15/2040		52,695	34,328
U.S. Treasury 1.75% 8/15/2041		47,854	32,834
U.S. Treasury 2.00% 11/15/2041		1,181	846
U.S. Treasury 4.00% 11/15/2042		21,751	21,312
U.S. Treasury 2.50% 2/15/2046		3,755	2,822
U.S. Treasury 3.00% 5/15/2047		9,355	7,690
U.S. Treasury 3.00% 2/15/2048		336	277
U.S. Treasury 2.00% 2/15/2050		13,825	9,184
U.S. Treasury 1.375% 8/15/2050		12,500	6,993
U.S. Treasury 2.375% 5/15/2051		4,757	3,430
U.S. Treasury 2.00% 8/15/2051		1,356	893
U.S. Treasury 2.25% 2/15/2052[11]		72,025	50,351
U.S. Treasury 3.00% 8/15/2052[11]		73,627	61,049
			1,123,023

U.S. Treasury inflation-protected securities 1.99%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[12]		22,067	21,475
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[12]		76,769	74,363
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[12]		98,718	95,142
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		25,161	24,151
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		4,649	4,467
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		3,905	3,711
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[12]		43,574	40,962
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]		15,266	14,319
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[12]		50,295	50,231
U.S. Treasury Inflation-Protected Security 0.75% 7/15/2028[12]		20,774	19,790
U.S. Treasury Inflation-Protected Security 0.875% 1/15/2029[12]		23,419	22,309

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[12]	USD	27,071	$24,019
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[12]		60,545	52,974
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[12]		55,158	46,174
			494,087

Total U.S. Treasury bonds & notes			1,617,110

Corporate bonds, notes & loans 5.63%
Financials 1.27%
ACE INA Holdings, Inc. 3.35% 5/3/2026		880	843
ACE INA Holdings, Inc. 4.35% 11/3/2045		400	348
Advisor Group Holdings, LLC 6.25% 3/1/2028[6]		4,470	4,115
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	4,779
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	3,779
AerCap Ireland Capital DAC 3.30% 1/30/2032		2,838	2,226
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,970	1,400
AG Merger Sub II, Inc. 10.75% 8/1/2027[6]		2,420	2,453
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		1,072	1,083
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[6,13]		7,750	7,899
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[6]		2,100	1,884
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		2,295	1,890
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,127
American International Group, Inc. 2.50% 6/30/2025		10,533	9,926
AmWINS Group, Inc. 4.875% 6/30/2029[6]		1,348	1,145
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[6]		1,250	1,034
Banco Santander, SA 5.147% 8/18/2025		2,400	2,376
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[13]		2,428	2,034
Bank of America Corp. 3.55% 3/5/2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[13]		6,000	5,978
Bank of America Corp. 1.197% 10/24/2026 (USD-SOFR + 1.01% on 10/24/2025)[13]		2,500	2,225
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[13]		1,565	1,373
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[13]		2,345	2,127
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[13]		1,000	766
Bank of Nova Scotia 1.625% 5/1/2023		5,000	4,948
Berkshire Hathaway, Inc. 2.75% 3/15/2023		1,615	1,608
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	480
Blackstone Private Credit Fund 7.05% 9/29/2025[6]		2,510	2,493
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[6,13]		2,400	1,961
Castlelake Aviation Finance DAC 5.00% 4/15/2027[6]		3,370	2,937
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[13]		8,000	8,043
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[13]		3,254	2,743
CME Group, Inc. 3.75% 6/15/2028		3,425	3,297
Coinbase Global, Inc. 3.375% 10/1/2028[6]		2,625	1,391
Coinbase Global, Inc. 3.625% 10/1/2031[6]		2,875	1,388
Compass Diversified Holdings 5.25% 4/15/2029[6]		820	703
Compass Diversified Holdings 5.00% 1/15/2032[6]		715	569
Corebridge Financial, Inc. 3.50% 4/4/2025[6]		642	616
Corebridge Financial, Inc. 3.65% 4/5/2027[6]		914	853
Corebridge Financial, Inc. 3.85% 4/5/2029[6]		621	567
Corebridge Financial, Inc. 3.90% 4/5/2032[6]		351	307
Corebridge Financial, Inc. 4.35% 4/5/2042[6]		203	167
Corebridge Financial, Inc. 4.40% 4/5/2052[6]		489	390
Crédit Agricole SA 4.375% 3/17/2025[6]		850	822
Credit Suisse Group AG 3.80% 6/9/2023		1,875	1,826
Credit Suisse Group AG 4.207% 6/12/2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[6,13]		4,500	4,388
Credit Suisse Group AG 3.625% 9/9/2024		1,500	1,400
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[6,13]		1,568	1,387
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[6,13]		1,250	1,069

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Credit Suisse Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,13]	USD	800	$642
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[6,13]		6,000	5,817
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[13]		2,212	1,954
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[13]		2,788	2,367
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[13]		5,000	4,257
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,9,14]		709	616
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,14]		945	758
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[6,13]		7,750	7,758
FS Energy and Power Fund 7.50% 8/15/2023[6]		1,995	2,001
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[13]		2,198	1,925
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[13]		4,000	3,567
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[13]		390	357
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[13]		2,323	1,858
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[13]		2,000	1,448
Groupe BPCE SA 2.75% 1/11/2023[6]		600	600
Groupe BPCE SA 5.70% 10/22/2023[6]		2,250	2,234
Groupe BPCE SA 5.15% 7/21/2024[6]		3,710	3,634
Groupe BPCE SA 1.00% 1/20/2026[6]		3,000	2,633
Hightower Holding, LLC 6.75% 4/15/2029[6]		870	731
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,948
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[13]		625	587
HSBC Holdings PLC 2.099% 6/4/2026 (USD-SOFR + 1.929% on 6/4/2025)[13]		3,000	2,733
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[13]		1,500	1,316
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,166
Intesa Sanpaolo SpA 3.375% 1/12/2023[6]		750	750
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		1,730	1,664
Intesa Sanpaolo SpA 3.25% 9/23/2024[6]		750	712
Intesa Sanpaolo SpA 3.875% 7/14/2027[6]		300	268
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[6,13]		4,600	4,680
JPMorgan Chase & Co. 3.559% 4/23/2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[13]		4,725	4,694
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[13]		6,000	5,831
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[13]		4,000	3,826
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[13]		3,740	3,652
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[13]		299	278
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[13]		3,982	3,803
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[13]		1,222	1,077
Lloyds Banking Group PLC 4.05% 8/16/2023		2,000	1,987
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[13]		800	693
LPL Holdings, Inc. 4.625% 11/15/2027[6]		2,700	2,527
LPL Holdings, Inc. 4.375% 5/15/2031[6]		1,805	1,537
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	809
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,651
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	665
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	594
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,085
Morgan Stanley 3.737% 4/24/2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[13]		300	298
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[13]		2,450	2,410

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 3.125% 7/27/2026	USD	325	$304
MSCI, Inc. 3.625% 11/1/2031[6]		2,225	1,843
National Australia Bank, Ltd. 1.887% 1/12/2027[6]		5,000	4,450
Navient Corp. 5.50% 1/25/2023		1,594	1,594
Navient Corp. 6.125% 3/25/2024		8,030	7,879
Navient Corp. 5.875% 10/25/2024		1,005	974
Navient Corp. 6.75% 6/15/2026		300	285
Navient Corp. 5.50% 3/15/2029		5,980	4,888
New York Life Global Funding 2.35% 7/14/2026[6]		590	544
Northwestern Mutual Global Funding 1.75% 1/11/2027[6]		2,500	2,211
OneMain Finance Corp. 3.875% 9/15/2028		756	602
Owl Rock Capital Corp. 4.00% 3/30/2025		102	96
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,658
Owl Rock Capital Corp. 3.40% 7/15/2026		1,290	1,128
Owl Rock Capital Corp. II 4.625% 11/26/2024[6]		2,305	2,194
Owl Rock Capital Corp. III 3.125% 4/13/2027		2,520	2,078
Owl Rock Core Income Corp. 4.70% 2/8/2027		2,500	2,258
Oxford Finance, LLC 6.375% 2/1/2027[6]		1,125	1,049
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,977
Power Financial Corp., Ltd. 5.25% 8/10/2028		383	373
Power Financial Corp., Ltd. 6.15% 12/6/2028		350	356
Power Financial Corp., Ltd. 4.50% 6/18/2029		554	513
Power Financial Corp., Ltd. 3.95% 4/23/2030		1,213	1,067
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,879
Prudential Financial, Inc. 3.70% 3/13/2051		755	580
Quicken Loans, LLC 3.625% 3/1/2029[6]		1,505	1,195
Rabobank Nederland 4.375% 8/4/2025		4,500	4,397
Rocket Mortgage, LLC 2.875% 10/15/2026[6]		2,110	1,812
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,316
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		270	234
Springleaf Finance Corp. 6.125% 3/15/2024		2,550	2,472
Starwood Property Trust, Inc. 5.50% 11/1/2023[6]		1,160	1,152
Starwood Property Trust, Inc. 4.375% 1/15/2027[6]		1,540	1,350
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[6,13]		2,800	2,591
Toronto-Dominion Bank 2.65% 6/12/2024		625	605
Toronto-Dominion Bank 0.75% 9/11/2025		5,375	4,803
Toronto-Dominion Bank 1.25% 9/10/2026		2,425	2,124
Toronto-Dominion Bank 1.95% 1/12/2027		2,500	2,231
Toronto-Dominion Bank 2.45% 1/12/2032		1,500	1,219
Travelers Companies, Inc. 4.00% 5/30/2047		860	699
U.S. Bancorp 2.375% 7/22/2026		4,000	3,696
UBS Group AG 4.125% 9/24/2025[6]		2,750	2,677
UniCredit SpA 4.625% 4/12/2027[6]		625	586
Wells Fargo & Company 2.164% 2/11/2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[13]		8,000	7,464
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[13]		4,337	4,024
Westpac Banking Corp. 2.75% 1/11/2023		1,750	1,749
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[13]		3,000	2,753
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[13]		3,325	2,478
Westpac Banking Corp. 2.963% 11/16/2040		1,500	996
			315,964

Energy 0.62%
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,15]		3,550	663
Antero Midstream Partners, LP 5.375% 6/15/2029[6]		2,170	1,987
Antero Resources Corp. 7.625% 2/1/2029[6]		955	962
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[6]		2,000	1,943

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]	USD	1,270	$1,134
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[6]		480	439
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	438
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	895
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,360
Cheniere Energy, Inc. 4.625% 10/15/2028		4,645	4,207
Chesapeake Energy Corp. 4.875% 4/15/2022[15]		7,225	163
Chesapeake Energy Corp. 5.50% 2/1/2026[6]		685	662
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		2,240	2,126
CNX Midstream Partners, LP 4.75% 4/15/2030[6]		1,055	867
CNX Resources Corp. 7.25% 3/14/2027[6]		1,725	1,715
CNX Resources Corp. 6.00% 1/15/2029[6]		2,675	2,465
CNX Resources Corp. 7.375% 1/15/2031[6]		553	531
Comstock Resources, Inc. 5.875% 1/15/2030[6]		450	387
Constellation Oil Services Holding SA 13.50% 6/30/2025[3,6]		1,120	1,120
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[16]		434	257
Crestwood Midstream Partners, LP 8.00% 4/1/2029[6]		4,265	4,250
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6,9,16]		204	194
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[16]		185	176
DT Midstream, Inc. 4.375% 6/15/2031[6]		1,680	1,412
Enbridge Energy Partners, LP, Series B, 7.50% 4/15/2038		300	331
Enbridge, Inc. 4.00% 10/1/2023		278	276
Enbridge, Inc. 2.50% 1/15/2025		300	284
Enbridge, Inc. 3.70% 7/15/2027		62	58
Energy Transfer Operating, LP 5.00% 5/15/2050		1,869	1,502
Energy Transfer Partners, LP 4.50% 4/15/2024		1,210	1,193
Energy Transfer Partners, LP 4.75% 1/15/2026		2,494	2,432
Enterprise Products Operating, LLC 4.90% 5/15/2046		500	437
EQM Midstream Partners, LP 4.125% 12/1/2026		686	612
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		1,690	1,618
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	2,767
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		642	619
EQM Midstream Partners, LP 4.75% 1/15/2031[6]		1,635	1,340
EQT Corp. 5.00% 1/15/2029		340	320
EQT Corp. 7.25% 2/1/2030[13]		1,110	1,153
EQT Corp. 3.625% 5/15/2031[6]		400	340
Equinor ASA 3.00% 4/6/2027		4,000	3,739
Equinor ASA 3.625% 9/10/2028		3,685	3,494
Exxon Mobil Corp. 2.019% 8/16/2024		643	615
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,719
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	758
Genesis Energy, LP 6.50% 10/1/2025		4,280	4,097
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,654
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,362
Genesis Energy, LP 7.75% 2/1/2028		470	433
Halliburton Company 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[6]		850	813
Hess Midstream Operations, LP 4.25% 2/15/2030[6]		960	822
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		400	366
Hess Midstream Partners, LP 5.125% 6/15/2028[6]		2,155	1,997
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		350	312
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		460	398
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[6]		545	536
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,118
Marathon Oil Corp. 4.40% 7/15/2027		1,005	961
MPLX, LP 4.125% 3/1/2027		500	473
MPLX, LP 2.65% 8/15/2030		4,273	3,472
MPLX, LP 4.50% 4/15/2038		750	635
MPLX, LP 4.70% 4/15/2048		1,101	874
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		1,065	1,010
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		2,435	2,266

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
NGL Energy Operating, LLC 7.50% 2/1/2026[6]	USD	14,165	$12,637
NGL Energy Partners, LP 6.125% 3/1/2025		3,422	2,794
Oasis Petroleum, Inc. 6.375% 6/1/2026[6]		1,945	1,897
ONEOK, Inc. 5.85% 1/15/2026		347	352
Parkland Corp. 4.625% 5/1/2030[6]		1,035	858
Petróleos Mexicanos 6.875% 10/16/2025		3,755	3,682
Petróleos Mexicanos 5.35% 2/12/2028		1,870	1,578
Petróleos Mexicanos 6.75% 9/21/2047		1,996	1,278
Pioneer Natural Resources Company 2.15% 1/15/2031		1,669	1,323
Plains All American Pipeline, LP 3.80% 9/15/2030		113	98
Range Resources Corp. 8.25% 1/15/2029		1,040	1,073
Range Resources Corp. 4.75% 2/15/2030[6]		1,670	1,474
Rockies Express Pipeline, LLC 4.95% 7/15/2029[6]		2,689	2,421
Southwestern Energy Co. 7.75% 10/1/2027		2,450	2,501
Southwestern Energy Co. 8.375% 9/15/2028		395	408
Southwestern Energy Co. 5.375% 2/1/2029		1,355	1,258
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,778
Southwestern Energy Co. 4.75% 2/1/2032		960	822
Statoil ASA 3.25% 11/10/2024		2,850	2,780
Statoil ASA 4.25% 11/23/2041		2,000	1,769
Sunoco, LP 4.50% 5/15/2029		1,050	920
Sunoco, LP 4.50% 4/30/2030		1,255	1,091
Targa Resources Partners, LP 5.50% 3/1/2030		2,260	2,130
Total SE 2.986% 6/29/2041		88	66
TransCanada PipeLines, Ltd. 4.25% 5/15/2028		1,090	1,034
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		598	549
TransCanada PipeLines, Ltd. 4.75% 5/15/2038		2,000	1,790
TransCanada PipeLines, Ltd. 4.875% 5/15/2048		700	615
Valero Energy Corp. 4.00% 4/1/2029		4,000	3,773
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		840	717
Weatherford International, Ltd. 11.00% 12/1/2024[6]		497	509
Weatherford International, Ltd. 6.50% 9/15/2028[6]		2,380	2,337
Weatherford International, Ltd. 8.625% 4/30/2030[6]		7,690	7,398
Western Gas Partners, LP 4.50% 3/1/2028		3,018	2,785
Western Midstream Operating, LP 4.30% 2/1/2030[13]		1,125	985
Williams Companies, Inc. 3.50% 11/15/2030		1,094	959
			153,004

Health care 0.60%
AbbVie, Inc. 3.80% 3/15/2025		206	201
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,346
AdaptHealth, LLC 5.125% 3/1/2030[6]		830	708
AmerisourceBergen Corp. 0.737% 3/15/2023		1,291	1,280
Amgen, Inc. 4.40% 2/22/2062		1,697	1,352
Anthem, Inc. 2.375% 1/15/2025		818	777
AstraZeneca Finance, LLC 1.20% 5/28/2026		3,786	3,375
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,609
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	619
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,101
Bausch Health Companies, Inc. 5.00% 1/30/2028[6]		1,735	836
Bausch Health Companies, Inc. 4.875% 6/1/2028[6]		7,450	4,753
Bausch Health Companies, Inc. 5.00% 2/15/2029[6]		1,000	481
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,623
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,208
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,718
Bayer US Finance II, LLC 3.875% 12/15/2023[6]		1,685	1,661
Becton, Dickinson and Company 3.363% 6/6/2024		198	194
Boston Scientific Corp. 3.45% 3/1/2024		313	307
Centene Corp. 4.25% 12/15/2027		565	531
Centene Corp. 2.45% 7/15/2028		1,325	1,121

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 4.625% 12/15/2029	USD	1,265	$1,159
Cigna Corp. 3.75% 7/15/2023		245	243
Community Health Systems, Inc. 5.625% 3/15/2027[6]		1,960	1,684
Community Health Systems, Inc. 5.25% 5/15/2030[6]		3,675	2,778
Eli Lilly and Company 3.375% 3/15/2029		1,353	1,269
GlaxoSmithKline PLC 3.625% 5/15/2025		2,825	2,761
HCA, Inc. 3.375% 3/15/2029[6]		804	708
HCA, Inc. 3.50% 9/1/2030		4,050	3,503
HCA, Inc. 3.625% 3/15/2032[6]		1,000	849
HCA, Inc. 4.375% 3/15/2042[6]		1,500	1,201
HCA, Inc. 4.625% 3/15/2052[6]		1,450	1,135
Jazz Securities DAC 4.375% 1/15/2029[6]		1,975	1,764
Merck & Co., Inc. 1.90% 12/10/2028		600	516
Merck & Co., Inc. 2.75% 12/10/2051		1,103	742
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		440	402
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		2,899	2,461
Molina Healthcare, Inc. 3.875% 5/15/2032[6]		3,855	3,207
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,608
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,179
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,174
Owens & Minor, Inc. 4.375% 12/15/2024		5,615	5,436
Owens & Minor, Inc. 4.50% 3/31/2029[6]		4,175	3,334
Par Pharmaceutical, Inc. 7.50% 4/1/2027[6]		7,303	5,566
Pfizer, Inc. 2.95% 3/15/2024		219	214
Shire PLC 2.875% 9/23/2023		1,365	1,342
Summa Health 3.511% 11/15/2051		1,655	1,123
Tenet Healthcare Corp. 4.875% 1/1/2026[6]		11,225	10,638
Tenet Healthcare Corp. 4.25% 6/1/2029[6]		2,060	1,788
Tenet Healthcare Corp. 4.375% 1/15/2030[6]		1,925	1,670
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		7,016	6,891
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		935	931
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		17,790	15,594
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		7,495	6,684
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		3,550	2,178
UnitedHealth Group, Inc. 1.15% 5/15/2026		2,610	2,334
UnitedHealth Group, Inc. 5.30% 2/15/2030		2,500	2,582
UnitedHealth Group, Inc. 2.00% 5/15/2030		974	806
UnitedHealth Group, Inc. 4.20% 5/15/2032		767	730
UnitedHealth Group, Inc. 3.05% 5/15/2041		3,875	2,928
UnitedHealth Group, Inc. 3.25% 5/15/2051		2,504	1,804
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,250	1,161
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[6]		6,275	5,344
			149,222

Consumer discretionary 0.59%
Allied Universal Holdco, LLC 4.625% 6/1/2028[6]		1,660	1,374
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,679
American Honda Finance Corp. 3.50% 2/15/2028		750	702
Asbury Automotive Group, Inc. 4.625% 11/15/2029[6]		2,115	1,785
Atlas LuxCo 4 SARL 4.625% 6/1/2028[6]		1,065	865
Bayerische Motoren Werke AG 2.25% 9/15/2023[6]		300	294
Caesars Entertainment, Inc. 6.25% 7/1/2025[6]		2,815	2,741
Carnival Corp. 4.00% 8/1/2028[6]		3,875	3,167
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[6]		2,000	1,920
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[6]		2,400	2,118
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		450	421
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[6]		1,350	1,137
Fertitta Entertainment, Inc. 4.625% 1/15/2029[6]		3,580	3,034
Fertitta Entertainment, Inc. 6.75% 1/15/2030[6]		1,790	1,447
First Student Bidco, Inc. 4.00% 7/31/2029[6]		1,300	1,077

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Company, LLC 5.125% 6/16/2025	USD	3,855	$3,714
Ford Motor Credit Company, LLC 4.542% 8/1/2026		2,455	2,266
Ford Motor Credit Company, LLC 2.70% 8/10/2026		2,110	1,835
General Motors Financial Co. 2.35% 2/26/2027		783	685
Hanesbrands, Inc. 4.875% 5/15/2026[6]		2,700	2,417
Hilton Grand Vacations Borrower 5.00% 6/1/2029[6]		3,580	3,083
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[6]		1,885	1,581
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,556
Home Depot, Inc. 3.90% 12/6/2028		825	796
Home Depot, Inc. 2.95% 6/15/2029		4,000	3,627
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,405
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,742
Home Depot, Inc. 4.50% 12/6/2048		428	391
Hyundai Capital America 1.00% 9/17/2024[6]		3,025	2,797
Hyundai Capital America 1.50% 6/15/2026[6]		850	737
Hyundai Capital America 1.65% 9/17/2026[6]		3,075	2,707
Hyundai Capital America 2.375% 10/15/2027[6]		2,579	2,210
Hyundai Capital America 2.10% 9/15/2028[6]		3,075	2,529
International Game Technology PLC 6.50% 2/15/2025[6]		1,880	1,895
International Game Technology PLC 5.25% 1/15/2029[6]		6,490	6,059
KB Home 7.25% 7/15/2030		1,295	1,260
Kontoor Brands, Inc. 4.125% 11/15/2029[6]		910	745
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		775	704
Lithia Motors, Inc. 3.875% 6/1/2029[6]		2,900	2,388
Lithia Motors, Inc. 4.375% 1/15/2031[6]		1,025	836
Marriott International, Inc. 2.75% 10/15/2033		2,500	1,914
McDonald’s Corp. 4.60% 9/9/2032		1,275	1,251
Melco International Development, Ltd. 5.75% 7/21/2028[6]		1,710	1,433
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[6]		1,500	1,510
Mercedes-Benz Finance North America, LLC 5.25% 11/29/2027[6]		2,875	2,895
NCL Corp., Ltd. 5.875% 2/15/2027[6]		2,450	2,125
NCL Corp., Ltd. 7.75% 2/15/2029[6]		1,375	1,037
Neiman Marcus Group, LLC 7.125% 4/1/2026[6]		1,345	1,263
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[6,9]		780	213
Party City Holdings, Inc. 8.75% 2/15/2026[6]		3,440	998
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,118
Premier Entertainment Sub, LLC 5.625% 9/1/2029[6]		1,690	1,248
Premier Entertainment Sub, LLC 5.875% 9/1/2031[6]		1,690	1,198
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		715	491
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[6]		2,423	2,604
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[6]		3,120	2,526
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		3,520	2,855
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[6]		1,408	1,417
Sally Holdings, LLC 5.625% 12/1/2025		2,705	2,610
Sands China, Ltd. 5.625% 8/8/2025		1,302	1,247
Sands China, Ltd. 2.80% 3/8/2027[13]		2,075	1,780
Scientific Games Corp. 7.00% 5/15/2028[6]		750	717
Scientific Games Corp. 7.25% 11/15/2029[6]		2,240	2,154
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		3,035	2,434
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		1,325	1,043
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		2,200	1,891
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,500	2,480
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		2,150	1,646
Stellantis Finance US, Inc. 6.375% 9/12/2032[6]		2,000	1,980
Tempur Sealy International, Inc. 4.00% 4/15/2029[6]		850	715
The Gap, Inc. 3.625% 10/1/2029[6]		486	343
The Gap, Inc. 3.875% 10/1/2031[6]		323	226
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	383
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,234
Travel + Leisure Co. 4.50% 12/1/2029[6]		2,100	1,714
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[6]		3,770	3,734

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[6]	USD	3,845	$3,786
Volkswagen Group of America Finance, LLC 3.20% 9/26/2026[6]		3,201	2,972
Wheel Pros, Inc. 6.50% 5/15/2029[6]		1,750	621
Wyndham Destinations, Inc. 4.625% 3/1/2030[6]		1,300	1,080
Wyndham Worldwide Corp. 4.375% 8/15/2028[6]		2,255	2,027
Wynn Las Vegas, LLC 4.25% 5/30/2023[6]		2,193	2,165
			145,804

Communication services 0.53%
Alphabet, Inc. 1.998% 8/15/2026		3,000	2,762
Alphabet, Inc. 1.90% 8/15/2040		1,375	918
Alphabet, Inc. 2.25% 8/15/2060		1,265	719
AT&T, Inc. 3.50% 9/15/2053		5,140	3,492
CCO Holdings, LLC 4.75% 3/1/2030[6]		2,500	2,162
CCO Holdings, LLC 4.50% 8/15/2030[6]		3,500	2,899
CCO Holdings, LLC 4.25% 2/1/2031[6]		3,875	3,117
CCO Holdings, LLC 4.75% 2/1/2032[6]		2,150	1,747
CCO Holdings, LLC 4.50% 5/1/2032		2,710	2,162
Charter Communications Operating, LLC 4.908% 7/23/2025		500	491
Charter Communications Operating, LLC 3.70% 4/1/2051		2,000	1,223
Charter Communications Operating, LLC 3.90% 6/1/2052		3,000	1,895
Comcast Corp. 2.35% 1/15/2027		4,000	3,640
Comcast Corp. 3.20% 7/15/2036		375	305
Comcast Corp. 2.80% 1/15/2051		791	503
Comcast Corp. 2.887% 11/1/2051		2,571	1,663
CSC Holdings, LLC 3.375% 2/15/2031[6]		1,875	1,226
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		3,655	3,277
DISH Network Corp. 11.75% 11/15/2027[6]		3,700	3,815
Embarq Corp. 7.995% 6/1/2036		6,465	3,020
Fox Corp. 4.03% 1/25/2024		1,120	1,107
Frontier Communications Corp. 5.875% 10/15/2027[6]		2,225	2,071
Frontier Communications Corp. 5.00% 5/1/2028[6]		5,550	4,851
Frontier Communications Corp. 6.75% 5/1/2029[6]		4,400	3,646
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,434
Frontier Communications Holdings, LLC 6.00% 1/15/2030[6]		1,900	1,495
Frontier Communications Holdings, LLC 8.75% 5/15/2030[6]		1,100	1,121
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		900	650
iHeartCommunications, Inc. 5.25% 8/15/2027[6]		3,093	2,625
Intelsat Jackson Holding Co. 6.50% 3/15/2030[6]		2,891	2,592
Ligado Networks, LLC 15.50% PIK 11/1/2023[6,16]		4,712	1,537
Live Nation Entertainment, Inc. 3.75% 1/15/2028[6]		1,350	1,154
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		3,205	2,649
Netflix, Inc. 4.875% 4/15/2028		1,250	1,210
Netflix, Inc. 5.875% 11/15/2028		2,175	2,210
Netflix, Inc. 6.375% 5/15/2029		50	52
Netflix, Inc. 5.375% 11/15/2029[6]		25	24
News Corp. 3.875% 5/15/2029[6]		875	760
News Corp. 5.125% 2/15/2032[6]		550	501
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[6]		3,175	2,751
SBA Tower Trust 1.631% 11/15/2026[6]		8,707	7,408
Scripps Escrow II, Inc. 3.875% 1/15/2029[6]		2,325	1,869
Sinclair Television Group, Inc. 4.125% 12/1/2030[6]		1,175	882
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		3,575	3,118
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		950	786
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		1,975	1,545
Sprint Corp. 6.875% 11/15/2028		2,525	2,627
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		3,175	3,102
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,165
T-Mobile US, Inc. 1.50% 2/15/2026		500	448
T-Mobile US, Inc. 2.05% 2/15/2028		325	280

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Univision Communications, Inc. 6.625% 6/1/2027[6]	USD	5,800	$5,608
Univision Communications, Inc. 4.50% 5/1/2029[6]		3,475	2,913
Univision Communications, Inc. 7.375% 6/30/2030[6]		225	215
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,548
Virgin Media O2 4.25% 1/31/2031[6]		4,525	3,673
Virgin Media Secured Finance PLC 4.50% 8/15/2030[6]		2,115	1,771
VMED O2 UK Financing I PLC 4.75% 7/15/2031[6]		225	183
Vodafone Group PLC 5.25% 5/30/2048		500	443
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,337
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[6]		3,807	3,623
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[6]		1,018	918
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[6]		1,435	1,244
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[6]		2,903	2,399
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[6]		2,500	1,922
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[6]		1,500	1,096
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		1,775	1,436
Ziggo Bond Finance BV 4.875% 1/15/2030[6]		725	608
			132,643

Industrials 0.53%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[6]		1,005	968
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[6]		3,445	2,838
Avis Budget Car Rental, LLC 5.75% 7/15/2027[6]		1,025	929
Avis Budget Group, Inc. 5.375% 3/1/2029[6]		2,450	2,099
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[6]		1,587	1,520
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[6]		1,126	1,022
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[6]		1,975	1,802
Boeing Company 4.875% 5/1/2025		1,555	1,545
Boeing Company 3.10% 5/1/2026		251	236
Boeing Company 3.25% 2/1/2028		4,000	3,639
Boeing Company 5.15% 5/1/2030		1,100	1,076
Boeing Company 3.60% 5/1/2034		6,250	5,016
Boeing Company 5.805% 5/1/2050		4,000	3,729
Bombardier, Inc. 7.125% 6/15/2026[6]		4,100	3,985
Bombardier, Inc. 7.875% 4/15/2027[6]		8,070	7,844
Bombardier, Inc. 6.00% 2/15/2028[6]		1,010	935
BWX Technologies, Inc. 4.125% 4/15/2029[6]		1,025	899
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,385	1,236
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		1,738	1,444
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		829	561
Chart Industries, Inc. 7.50% 1/1/2030[6]		1,347	1,356
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		590	512
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		520	443
CoreLogic, Inc. 4.50% 5/1/2028[6]		6,075	4,669
Covanta Holding Corp. 4.875% 12/1/2029[6]		1,035	849
CSX Corp. 4.25% 3/15/2029		1,062	1,024
CSX Corp. 2.50% 5/15/2051		1,125	688
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,536
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,503
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,310
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		2,090	2,009
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,088
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,292
L3Harris Technologies, Inc. 1.80% 1/15/2031		2,625	2,021
Lockheed Martin Corp. 5.10% 11/15/2027		951	974
Lockheed Martin Corp. 5.25% 1/15/2033		1,742	1,802
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	1,949
LSC Communications, Inc. 8.75% 10/15/2023[3,6,15]		4,063	12
Masco Corp. 1.50% 2/15/2028		774	642
Masco Corp. 2.00% 2/15/2031		497	384

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Masco Corp. 3.125% 2/15/2051	USD	230	$144
MasTec, Inc. 4.50% 8/15/2028[6]		1,425	1,279
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		1,980	1,973
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,852
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,747
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,229
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,914
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		195	169
Rolls-Royce PLC 5.75% 10/15/2027[6]		1,940	1,851
Siemens AG 1.20% 3/11/2026[6]		3,887	3,468
Siemens AG 1.70% 3/11/2028[6]		3,700	3,167
SkyMiles IP, Ltd. 4.75% 10/20/2028[6]		2,950	2,777
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		507	534
The Brink’s Co. 4.625% 10/15/2027[6]		2,385	2,186
TransDigm, Inc. 6.25% 3/15/2026[6]		3,476	3,436
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,070
Triumph Group, Inc. 8.875% 6/1/2024[6]		2,295	2,339
Triumph Group, Inc. 6.25% 9/15/2024[6]		4,775	4,534
Triumph Group, Inc. 7.75% 8/15/2025		3,950	3,366
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,071
Union Pacific Corp. 2.95% 3/10/2052		1,000	681
Union Pacific Corp. 3.839% 3/20/2060		546	425
Union Pacific Corp. 3.799% 4/6/2071		545	405
United Airlines, Inc. 4.375% 4/15/2026[6]		975	905
United Airlines, Inc. 4.625% 4/15/2029[6]		2,225	1,941
United Rentals, Inc. 3.875% 2/15/2031		2,050	1,723
United Technologies Corp. 3.65% 8/16/2023		52	52
United Technologies Corp. 3.95% 8/16/2025		3,155	3,085
United Technologies Corp. 4.125% 11/16/2028		1,075	1,031
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[6]		2,000	1,779
			130,519

Materials 0.40%
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		1,175	1,044
Allegheny Technologies, Inc. 4.875% 10/1/2029		710	628
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,110	983
Anglo American Capital PLC 2.25% 3/17/2028[6]		484	408
Anglo American Capital PLC 2.625% 9/10/2030[6]		2,500	2,037
Anglo American Capital PLC 3.95% 9/10/2050[6]		1,281	942
Arconic Rolled Products Corp. 6.125% 2/15/2028[6]		750	705
Avient Corp. 7.125% 8/1/2030[6]		855	837
Ball Corp. 6.875% 3/15/2028		1,415	1,455
Ball Corp. 3.125% 9/15/2031		3,520	2,832
CAN-PACK SA 3.875% 11/15/2029[6]		935	738
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,458
Chevron Phillips Chemical Co., LLC 3.30% 5/1/2023[6]		595	591
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,613
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[6]		1,825	1,622
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		1,351	1,195
CVR Partners, LP 6.125% 6/15/2028[6]		745	669
Dow Chemical Co. 3.60% 11/15/2050		1,328	955
First Quantum Minerals, Ltd. 6.50% 3/1/2024[6]		2,204	2,159
First Quantum Minerals, Ltd. 7.50% 4/1/2025[6]		11,350	11,071
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		3,625	3,438
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		4,240	3,987
FXI Holdings, Inc. 7.875% 11/1/2024[6]		2,321	1,933
FXI Holdings, Inc. 12.25% 11/15/2026[6]		4,492	3,726
Glencore Funding, LLC 4.125% 3/12/2024[6]		945	930
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[6]		5,400	4,541
Kaiser Aluminum Corp. 4.625% 3/1/2028[6]		2,495	2,181

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
LSB Industries, Inc. 6.25% 10/15/2028[6]	USD	860	$788
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	953
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,708
LYB International Finance III, LLC 3.80% 10/1/2060		1,186	774
Methanex Corp. 5.125% 10/15/2027		6,300	5,854
Mineral Resources, Ltd. 8.50% 5/1/2030[6]		1,525	1,548
Mosaic Co. 4.05% 11/15/2027		1,050	991
Nova Chemicals Corp. 4.25% 5/15/2029[6]		1,875	1,536
Novelis Corp. 3.875% 8/15/2031[6]		1,115	912
Praxair, Inc. 1.10% 8/10/2030		2,938	2,258
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		3,485	2,997
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[6]		1,230	992
Sherwin-Williams Company 3.125% 6/1/2024		275	267
Sherwin-Williams Company 3.80% 8/15/2049		5,208	3,891
South32 Treasury, Ltd. 4.35% 4/14/2032[6]		1,527	1,311
SPCM SA 3.375% 3/15/2030[6]		600	484
Venator Finance SARL 9.50% 7/1/2025[6]		1,825	1,323
Venator Finance SARL 5.75% 7/15/2025[6]		5,845	2,005
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		3,400	3,356
Westlake Chemical Corp. 4.375% 11/15/2047		500	378
			98,004

Utilities 0.31%
Ameren Corp. 2.50% 9/15/2024		969	927
Calpine Corp. 3.75% 3/1/2031[6]		1,975	1,593
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	931
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,083
Dominion Resources, Inc., junior subordinated, 3.071% 8/15/2024[13]		920	887
Duke Energy Carolinas, LLC 3.95% 11/15/2028		1,250	1,202
Duke Energy Corp. 4.50% 8/15/2032		2,000	1,879
Duke Energy Corp. 3.50% 6/15/2051		2,000	1,398
Duke Energy Florida, LLC 3.20% 1/15/2027		1,445	1,366
Duke Energy Indiana, Inc. 3.25% 10/1/2049		1,225	856
Duke Energy Progress, LLC 3.70% 10/15/2046		457	348
Duke Energy Progress, LLC 2.50% 8/15/2050		202	122
Duke Energy Progress, LLC 2.90% 8/15/2051		91	60
Edison International 3.55% 11/15/2024		2,200	2,125
EDP Finance BV 3.625% 7/15/2024[6]		4,100	3,959
Electricité de France SA 4.75% 10/13/2035[6]		1,250	1,057
Electricité de France SA 4.875% 9/21/2038[6]		2,750	2,246
Electricité de France SA 5.60% 1/27/2040		525	481
Emera US Finance, LP 3.55% 6/15/2026		320	300
Enersis Américas SA 4.00% 10/25/2026		245	233
Entergy Corp. 2.80% 6/15/2030		3,325	2,816
Eversource Energy 3.80% 12/1/2023		2,730	2,700
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,489
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]		675	590
NRG Energy, Inc. 3.625% 2/15/2031[6]		1,875	1,429
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	107
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,289
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	68
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	781
PacifiCorp, First Mortgage Bonds, 4.125% 1/15/2049		4,000	3,293
PG&E Corp. 5.00% 7/1/2028		3,750	3,429
PG&E Corp. 5.25% 7/1/2030		3,400	3,099
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	419
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,727
Southern California Edison Co. 2.85% 8/1/2029		4,450	3,877
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,620
Southern California Edison Co. 5.75% 4/1/2035		675	675

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.35% 7/15/2035	USD	3,000	$2,915
Southern California Edison Co. 4.00% 4/1/2047		264	208
Talen Energy Corp. 7.25% 5/15/2027[6]		8,334	8,664
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[9,14]		2,815	2,861
Talen Energy Supply, LLC 7.625% 6/1/2028[6]		1,180	1,232
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		1,030	903
Virginia Electric and Power Co. 2.40% 3/30/2032		2,575	2,088
Xcel Energy, Inc. 2.60% 12/1/2029		1,950	1,669
			76,001

Real estate 0.28%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	305
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,148
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,654
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,155
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	3,056
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	349
American Tower Corp. 1.45% 9/15/2026		2,369	2,070
American Tower Corp. 3.55% 7/15/2027		1,425	1,322
American Tower Corp. 3.60% 1/15/2028		1,000	921
American Tower Corp. 1.50% 1/31/2028		2,500	2,073
American Tower Corp. 2.30% 9/15/2031		1,500	1,170
American Tower Corp. 2.95% 1/15/2051		2,000	1,247
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		2,260	1,712
Essex Portfolio, LP 3.875% 5/1/2024		1,000	980
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,587
Extra Space Storage, Inc. 2.35% 3/15/2032		1,385	1,051
GLP Capital, LP 3.35% 9/1/2024		1,263	1,212
Hospitality Properties Trust 4.35% 10/1/2024		560	510
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	341
Howard Hughes Corp. 5.375% 8/1/2028[6]		1,450	1,309
Howard Hughes Corp. 4.125% 2/1/2029[6]		1,860	1,560
Howard Hughes Corp. 4.375% 2/1/2031[6]		2,690	2,180
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,780
Iron Mountain, Inc. 5.25% 7/15/2030[6]		3,785	3,298
Iron Mountain, Inc. 4.50% 2/15/2031[6]		2,650	2,184
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,645	2,100
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		1,940	1,482
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,260	1,704
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[6]		3,757	3,163
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		2,280	1,933
Public Storage 1.85% 5/1/2028		2,490	2,140
Public Storage 1.95% 11/9/2028		2,027	1,733
Public Storage 2.30% 5/1/2031		719	585
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		1,300	1,123
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		1,240	1,007
Scentre Group 3.50% 2/12/2025[6]		3,075	2,945
Scentre Group 3.25% 10/28/2025[6]		1,000	939
Scentre Group 3.75% 3/23/2027[6]		2,430	2,241
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,540
Sun Communities Operating, LP 2.70% 7/15/2031		876	694
UDR, Inc. 2.95% 9/1/2026		760	699
VICI Properties, LP 3.875% 2/15/2029[6]		1,367	1,200
VICI Properties, LP 4.625% 12/1/2029[6]		532	485
VICI Properties, LP 4.125% 8/15/2030[6]		971	851
			69,738

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.27%
Adobe, Inc. 1.90% 2/1/2025	USD	366	$346
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[9,14]		225	200
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[9,14]		4,150	3,121
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,092
Analog Devices, Inc. 2.10% 10/1/2031		1,212	982
Analog Devices, Inc. 2.80% 10/1/2041		2,961	2,179
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,327
Apple, Inc. 3.00% 2/9/2024		625	613
Apple, Inc. 3.35% 2/9/2027		40	38
Apple, Inc. 1.20% 2/8/2028		5,000	4,245
Apple, Inc. 3.95% 8/8/2052		3,500	2,994
Block, Inc. 3.50% 6/1/2031		2,325	1,858
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[6]		1,000	882
Broadcom, Inc. 1.95% 2/15/2028[6]		1,407	1,191
Broadcom, Inc. 2.60% 2/15/2033[6]		2,524	1,901
Broadcom, Inc. 3.469% 4/15/2034[6]		1,771	1,418
CommScope Finance, LLC 6.00% 3/1/2026[6]		1,600	1,480
Diebold Nixdorf, Inc. 9.375% 7/15/2025[6]		10,434	7,462
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[3,6,16]		6,909	4,162
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,9,14]		4,731	3,186
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	209
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[9,14]	EUR	1,343	1,243
Fiserv, Inc. 3.50% 7/1/2029	USD	471	425
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,039
Gartner, Inc. 4.50% 7/1/2028[6]		650	607
Intuit, Inc. 0.95% 7/15/2025		1,530	1,394
Intuit, Inc. 1.35% 7/15/2027		1,395	1,209
Intuit, Inc. 1.65% 7/15/2030		1,845	1,484
Mastercard, Inc. 2.00% 11/18/2031		3,874	3,120
Microsoft Corp. 2.921% 3/17/2052		4,814	3,431
NCR Corp. 5.125% 4/15/2029[6]		1,650	1,383
PayPal Holdings, Inc. 2.65% 10/1/2026		662	612
PayPal Holdings, Inc. 2.30% 6/1/2030		616	507
Sabre GLBL, Inc. 7.375% 9/1/2025[6]		946	911
Sabre GLBL, Inc. 11.25% 12/15/2027[6]		1,157	1,192
Sabre Holdings Corp. 9.25% 4/15/2025[6]		3,122	3,115
Synaptics, Inc. 4.00% 6/15/2029[6]		875	738
Unisys Corp. 6.875% 11/1/2027[6]		725	558
VeriSign, Inc. 2.70% 6/15/2031		625	511
Veritas US, Inc. 7.50% 9/1/2025[6]		835	577
Viavi Solutions, Inc. 3.75% 10/1/2029[6]		725	611
			67,553

Consumer staples 0.23%
7-Eleven, Inc. 0.80% 2/10/2024[6]		1,700	1,618
7-Eleven, Inc. 0.95% 2/10/2026[6]		825	723
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,500	2,076
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		1,230	1,035
Altria Group, Inc. 3.40% 2/4/2041		1,500	1,000
Altria Group, Inc. 3.70% 2/4/2051		1,395	879
Anheuser-Busch InBev NV 4.00% 4/13/2028		845	806
Anheuser-Busch InBev NV 4.35% 6/1/2040		2,500	2,208
Anheuser-Busch InBev NV 4.60% 4/15/2048		1,500	1,311
British American Tobacco PLC 3.222% 8/15/2024		2,826	2,723
British American Tobacco PLC 3.215% 9/6/2026		3,323	3,070
British American Tobacco PLC 4.54% 8/15/2047		940	668
Central Garden & Pet Co. 4.125% 4/30/2031[6]		1,395	1,157
Coca-Cola Company 1.00% 3/15/2028		940	787
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	3,852
Constellation Brands, Inc. 3.60% 2/15/2028		625	580

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Constellation Brands, Inc. 2.25% 8/1/2031	USD	1,487	$1,185
Coty, Inc. 4.75% 1/15/2029[6]		1,680	1,523
Imperial Tobacco Finance PLC 6.125% 7/27/2027[6]		845	842
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		2,990	2,590
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		2,210	1,955
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,721
PepsiCo, Inc. 3.625% 3/19/2050		777	639
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,200
Philip Morris International, Inc. 2.875% 5/1/2024		788	765
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,936
Philip Morris International, Inc. 0.875% 5/1/2026		2,990	2,630
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,101
Philip Morris International, Inc. 3.375% 8/15/2029		788	711
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,507
Philip Morris International, Inc. 1.75% 11/1/2030		2,956	2,322
Philip Morris International, Inc. 5.75% 11/17/2032		938	959
Post Holdings, Inc. 4.625% 4/15/2030[6]		2,886	2,496
Prestige Brands International, Inc. 3.75% 4/1/2031[6]		1,115	921
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,737
Simmons Foods, Inc. 4.625% 3/1/2029[6]		560	457
			57,690

Total corporate bonds, notes & loans			1,396,142

Asset-backed obligations 1.68%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[6,8]		1,050	1,005
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 5.029% 1/15/2030[6,8,9]		2,205	2,182
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 5.029% 10/16/2030[6,8,9]		1,639	1,612
American Express Credit Account Master Trust, Series 2018-9, Class A, (1-month USD-LIBOR + 0.38%) 4.698% 4/15/2026[8,9]		9,000	8,995
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 5.245% 1/22/2028[6,8,9]		2,566	2,538
Avis Budget Rental Car Funding (AESOP), LLC, Series 2017-2A, Class A, 2.97% 3/20/2024[6,8]		960	957
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A, 3.70% 9/20/2024[6,8]		1,114	1,103
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[6,8]		3,100	3,049
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[6,8]		539	489
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[6,8]		138	124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[6,8]		11,617	10,133
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[8]		6,633	6,706
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[6,8,9]		3,660	3,614
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[6,8]		531	494
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[6,8]		4,807	4,092
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[6,8]		665	582
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 5.328% 7/27/2030[6,8,9]		5,164	5,089
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[6,8]		5,191	4,639
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[6,8]		1,746	1,444
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[6,8]		6,093	5,277
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD-LIBOR + 0.62%) 4.981% 4/22/2026[8,9]		4,960	4,963

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[6,8]	USD	1,446	$1,245
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[6,8]		5,382	4,669
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[6,8]		1,170	1,017
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[6,8]		1,607	1,373
Discover Card Execution Note Trust, Series 2018-A6, Class A6, (1-month USD-LIBOR + 0.39%) 4.708% 3/15/2026[8,9]		11,400	11,397
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 3/16/2026[8]		256	256
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[6,8]		6,318	6,335
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 5.059% 4/15/2028[6,8,9]		5,181	5,131
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[6,8]		351	297
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[6,8]		6,513	6,341
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[6,8]		3,263	3,192
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[6,8]		5,092	5,109
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[8]		1,100	1,101
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[6,8]		5,999	5,320
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[6,8]		3,272	3,292
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[6,8]		4,825	4,760
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[6,8]		6,000	5,885
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[6,8]		9,605	9,181
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[6,8]		8,861	8,318
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[6,8]		685	604
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[6,8]		275	245
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[6,8]		2,443	2,294
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[6,8]		10,273	9,116
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[6,8]		12,830	11,408
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[6,8]		4,021	3,468
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[6,8]		5,992	5,201
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[6,8]		474	402
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[3,6,8]		5,930	5,689
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[6,8]		8,452	7,816
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[6,8]		634	581
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[6,8]		405	365
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[6,8]		8,390	8,026
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[6,8]		5,565	4,853
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[6,8]		685	588
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[6,8]		429	355
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[6,8]		4,900	4,305
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[6,8]		8,750	8,096
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 5.079% 4/15/2029[6,8,9]		1,090	1,087
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[6,8,9]		5,497	5,411
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[6,8,9]		2,311	2,288
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 3/20/2026[6,8]		4,700	4,486
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[6,8]		1,900	1,840
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[6,8]		2,531	2,473
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[6,8]		5,085	4,327
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[6,8]		5,969	5,062
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[6,8]		6,343	5,341
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[6,8]		10,468	9,303
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[6,8]		5,889	5,217
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[6,8]		10,010	8,901
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[6,8]		23,051	19,520
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[6,8,9]		1,752	1,733
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 5.757% 11/25/2028[6,8,9]		1,415	1,405

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[6,8,9]	USD	437	$433
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 4.879% 10/15/2029[6,8,9]		8,431	8,324
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 5.479% 10/15/2029[6,8,9]		5,378	5,207
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1, (3-month USD CME Term SOFR + 1.56%) 4.084% 1/15/2031[6,8,9]		5,871	5,838
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[8]		2,725	2,534
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 2.45% 1/20/2031[6,8,9]		9,947	9,947
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 5.019% 10/15/2030[6,8,9]		4,634	4,571
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/2025[8]		4,359	4,337
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[8]		646	643
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[8]		1,987	1,991
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[8]		4,101	4,027
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 5.048% 1/15/2053[6,8,9]		6,531	6,256
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[6,8]		3,451	2,775
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[6,8]		4,820	4,182
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[6,8]		4,782	4,039
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[6,8]		2,480	2,209
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[6,8]		2,048	1,770
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 6.678% 10/20/2031[6,8,9]		7,500	7,500
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[6,8]		3,286	2,989
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[6,8]		1,820	1,599
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[6,8]		801	699
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[6,8]		924	778
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[6,8]		2,661	2,267
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[6,8]		3,250	3,134
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[6,8]		889	814
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[6,8,9]		7,257	6,439
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[6,8]		10,345	8,870
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[6,8]		1,823	1,523
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[6,8]		6,521	6,506
			417,313

Bonds & notes of governments & government agencies outside the U.S. 0.17%
CPPIB Capital, Inc. 2.75% 11/2/2027[6]		6,600	6,096
European Investment Bank 0.75% 10/26/2026		6,194	5,433
OMERS Finance Trust 3.50% 4/19/2032[6]		4,315	3,905
OMERS Finance Trust 4.00% 4/19/2052[6]		4,315	3,459
Panama (Republic of) 3.298% 1/19/2033		4,365	3,545
Panama (Republic of) 4.50% 1/19/2063		1,035	733
Peru (Republic of) 1.862% 12/1/2032		2,525	1,848
Peru (Republic of) 2.78% 12/1/2060		3,775	2,214
Qatar (State of) 3.375% 3/14/2024[6]		2,315	2,271
Qatar (State of) 4.00% 3/14/2029[6]		745	733
Qatar (State of) 4.817% 3/14/2049[6]		750	731
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	4,993
United Mexican States 2.659% 5/24/2031		2,703	2,187
United Mexican States 4.875% 5/19/2033		1,790	1,647
United Mexican States 3.771% 5/24/2061		1,528	971
			40,766

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026	USD	1,200	$1,079
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,454
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	398
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	869
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,470	2,288
			6,088

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 11/15/2044		5	5
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 11/15/2044		10	10
			15

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,649
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,399
			9,048

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036		240	196
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	246
			442

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	3,952

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 9/1/2040		10	10

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038		30	30

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,556
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,036
			6,592

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,110	4,314

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		10	10

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 5/1/2034	USD	5	$5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 7/1/2043		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,865	5,213

Total municipals			35,724

Total bonds, notes & other debt instruments (cost: $5,829,150,000)			5,385,913

Short-term securities 6.82%		Shares
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[7,17]		16,398,802	1,639,716

Money market investments purchased with collateral from securities on loan 0.21%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[17,18]		20,644,758	20,645
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[17,18]		17,940,546	17,940
Capital Group Central Cash Fund 4.31%[7,17,18]		126,229	12,622
			51,207

Total short-term securities (cost: $1,690,721,000)			1,690,923
Total investment securities 102.09% (cost: $21,116,750,000)			25,318,386
Other assets less liabilities (2.09)%			(517,812)

Net assets 100.00%			$24,800,574

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	543	March 2023	USD111,357	$139
5 Year U.S. Treasury Note Futures	Long	2,120	March 2023	228,811	(257)
10 Year U.S. Treasury Note Futures	Long	1,324	March 2023	148,681	(1,571)
10 Year Ultra U.S. Treasury Note Futures	Short	3,101	March 2023	(366,790)	2,180
20 Year U.S. Treasury Bond Futures	Long	960	March 2023	120,330	(1,534)
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023	7,119	(123)
					$(1,166)

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD238,057	$(1,903)	$(280)	$(1,623)

Investments in affiliates7

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.00%
Health care 0.00%
NuCana PLC (ADR)[19]	$7,086	$—		$2,674	$(14,288)	$9,876	$—	$—
Investment funds 5.51%
Capital Group Central Corporate Bond Fund	1,617,261	83,203		40,000	(10,186)	(283,156)	1,367,122	43,890
Short-term securities 6.66%
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[17]	1,417,334	4,300,144		4,077,429	(250)	(83)	1,639,716	36,585
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 4.31%[17,18]	8,492	4,130	[20]				12,622	—	[21]
Total short-term securities							1,652,338
Total 12.17%					$(24,724)	$(273,363)	$3,019,460	$80,475

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024 [3]	7/9/2021	$50,000	$63,388	.26%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,703	.08
Total		$56,949	$83,091	.34%

158	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $67,688,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $83,091,000, which represented .33% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,155,580,000, which represented 4.66% of the net assets of the fund.
[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,779,000, which represented .04% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Step bond; coupon rate may change at a later date.
[14]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,799,000, which represented .04% of the net assets of the fund.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[17]	Rate represents the seven-day yield at 12/31/2022.
[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[19]	Affiliated issuer during the reporting period but no longer held at 12/31/2022.
[20]	Represents net activity. Refer to Note 5 for more information on securities lending.
[21]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Dept. = Department

Dev. = Development

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	159

American Funds Global Balanced Fund

(formerly Global Balanced Fund)

Investment portfolio December 31, 2022

Common stocks 58.58%	Shares	Value (000)
Financials 10.64%
Zurich Insurance Group AG	10,777	$5,150
B3 SA-Brasil, Bolsa, Balcao	2,047,634	5,123
HDFC Bank, Ltd. (ADR)	25,988	1,778
HDFC Bank, Ltd.	79,465	1,564
DNB Bank ASA	156,181	3,092
AIA Group, Ltd.	195,894	2,158
Toronto-Dominion Bank (CAD denominated)	32,954	2,134
PNC Financial Services Group, Inc.	11,839	1,870
Kotak Mahindra Bank, Ltd.	78,279	1,722
DBS Group Holdings, Ltd.	55,100	1,395
Citigroup, Inc.	30,627	1,385
BlackRock, Inc.	1,886	1,337
ING Groep NV	98,239	1,199
United Overseas Bank, Ltd.	47,600	1,092
BNP Paribas SA	12,920	735
Nasdaq, Inc.	11,966	734
JPMorgan Chase & Co.	5,371	720
KBC Groep NV	11,130	715
Münchener Rückversicherungs-Gesellschaft AG	1,931	628
Aegon NV	122,629	622
Bank Central Asia Tbk PT	1,108,100	608
Tryg A/S	24,243	575
Banco Santander, SA	176,586	529
Ping An Insurance (Group) Company of China, Ltd., Class H	66,500	439
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	77
FinecoBank SpA	26,543	442
Great-West Lifeco, Inc.	17,334	401
CME Group, Inc., Class A	2,292	385
Fairfax Financial Holdings, Ltd., subordinate voting shares	506	300
Allfunds Group PLC	18,078	126
Lufax Holding, Ltd. (ADR)	47,602	92
		39,127

Industrials 8.37%
Raytheon Technologies Corp.	71,227	7,188
General Electric Co.	39,535	3,313
BAE Systems PLC	264,063	2,729
Thales SA	20,022	2,560
General Dynamics Corp.	8,468	2,101
Carrier Global Corp.	49,012	2,022
L3Harris Technologies, Inc.	9,073	1,889
Siemens AG	13,373	1,856
Honeywell International, Inc.	6,585	1,411
RELX PLC	46,732	1,295
CSX Corp.	38,467	1,192
LIXIL Corp.	54,500	831
Deutsche Post AG	17,657	665
Safran SA	4,525	565
Trelleborg AB, Class B	11,334	262
Brenntag SE	3,756	240
Melrose Industries PLC	141,781	230
Airbus SE, non-registered shares	1,805	215
NIBE Industrier AB, Class B	21,550	201
		30,765

Health care 7.78%
Abbott Laboratories	57,298	6,291
Gilead Sciences, Inc.	30,992	2,661
Novartis AG	28,897	2,617
Siemens Healthineers AG	51,525	2,578
UnitedHealth Group, Inc.	4,540	2,407

160	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Thermo Fisher Scientific, Inc.	3,354	$1,847
AstraZeneca PLC	12,615	1,712
Merck KGaA	8,165	1,581
AbbVie, Inc.	8,136	1,315
Stryker Corp.	3,999	978
Amgen, Inc.	3,365	884
Medtronic PLC	11,261	875
Eurofins Scientific SE, non-registered shares	11,316	815
BioMarin Pharmaceutical, Inc.[1]	6,615	685
Humana, Inc.	1,166	597
Bayer AG	10,117	522
Takeda Pharmaceutical Company, Ltd.	8,400	262
		28,627

Information technology 6.47%
Broadcom, Inc.	16,303	9,115
Microsoft Corp.	31,123	7,464
Micron Technology, Inc.	44,625	2,230
Taiwan Semiconductor Manufacturing Company, Ltd.	97,000	1,414
GlobalWafers Co., Ltd.	86,000	1,195
ServiceNow, Inc.[1]	2,184	848
Accenture PLC, Class A	3,024	807
Apple, Inc.	3,194	415
Applied Materials, Inc.	2,383	232
Texas Instruments, Inc.	380	63
		23,783

Consumer staples 5.34%
Nestlé SA	35,802	4,135
Philip Morris International, Inc.	36,010	3,645
ITC, Ltd.	833,272	3,340
Imperial Brands PLC	95,936	2,397
Seven & i Holdings Co., Ltd.	39,200	1,677
Pernod Ricard SA	5,580	1,097
British American Tobacco PLC	27,475	1,090
Heineken NV	7,506	705
Altria Group, Inc.	14,317	654
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	104,700	465
Treasury Wine Estates, Ltd.	27,708	256
Kweichow Moutai Co., Ltd., Class A	721	178
		19,639

Utilities 4.80%
DTE Energy Company	29,637	3,483
Power Grid Corporation of India, Ltd.	1,007,658	2,594
NextEra Energy, Inc.	28,214	2,359
Duke Energy Corp.	16,849	1,735
E.ON SE	157,688	1,574
Entergy Corp.	10,025	1,128
Iberdrola, SA, non-registered shares	77,458	906
ENN Energy Holdings, Ltd.	64,000	893
Dominion Energy, Inc.	14,276	875
National Grid PLC	65,238	784
Enel SpA	122,240	657
SembCorp Industries, Ltd.	187,100	471
Public Service Enterprise Group, Inc.	3,391	208
		17,667

American Funds Insurance Series	161

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Materials 4.33%
Freeport-McMoRan, Inc.	87,143	$3,311
Linde PLC	6,504	2,122
BHP Group, Ltd. (CDI)	62,248	1,919
Evonik Industries AG	96,394	1,851
Fortescue Metals Group, Ltd.	126,401	1,762
Rio Tinto PLC	20,187	1,417
Shin-Etsu Chemical Co., Ltd.	11,000	1,340
Vale SA (ADR), ordinary nominative shares	64,102	1,088
UPM-Kymmene OYJ	15,079	565
International Flavors & Fragrances, Inc.	2,739	287
Air Liquide SA, non-registered shares	1,874	267
		15,929

Energy 4.02%
Canadian Natural Resources, Ltd. (CAD denominated)	125,963	6,995
Neste OYJ	40,724	1,881
Shell PLC (GBP denominated)	54,477	1,548
Chevron Corp.	8,045	1,444
BP PLC	184,567	1,073
DT Midstream, Inc.	10,284	568
Baker Hughes Co., Class A	17,643	521
TC Energy Corp. (CAD denominated)	12,080	482
Woodside Energy Group, Ltd. (CDI)	10,942	264
		14,776

Communication services 3.14%
Alphabet, Inc., Class A1	19,243	1,698
Alphabet, Inc., Class C1	7,907	701
Netflix, Inc.[1]	8,029	2,368
Singapore Telecommunications, Ltd.	782,600	1,502
Comcast Corp., Class A	30,643	1,072
BCE, Inc.	22,635	995
Omnicom Group, Inc.	10,624	867
Universal Music Group NV	31,035	749
SoftBank Corp.	54,400	615
Meta Platforms, Inc., Class A1	4,089	492
Electronic Arts, Inc.	4,021	491
		11,550

Consumer discretionary 2.27%
LVMH Moët Hennessy-Louis Vuitton SE	2,423	1,760
Cie. Financière Richemont SA, Class A	8,551	1,107
Ferrari NV	3,990	855
Ferrari NV (EUR denominated)	1,039	222
General Motors Company	27,725	933
Tesla, Inc.[1]	7,350	905
InterContinental Hotels Group PLC	12,297	708
Starbucks Corp.	4,596	456
Royal Caribbean Cruises, Ltd.[1]	8,302	410
Astra International Tbk PT	1,050,300	383
Aptiv PLC[1]	2,518	234
D.R. Horton, Inc.	2,232	199
Airbnb, Inc., Class A1	1,851	158
JD.com, Inc., Class A	1,200	34
		8,364

162	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)		Shares	Value (000)
Real estate 1.42%
Embassy Office Parks REIT		342,621	$1,390
Equinix, Inc. REIT		2,059	1,349
CTP NV		104,148	1,226
Digital Realty Trust, Inc. REIT		4,683	470
Crown Castle, Inc. REIT		3,025	410
Americold Realty Trust, Inc. REIT		12,798	362
			5,207

Total common stocks (cost: $194,190,000)			215,434

Preferred securities 0.40%
Financials 0.25%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		223,000	522
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		192,000	389
			911

Consumer discretionary 0.15%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]		5,497	558

Total preferred securities (cost: $1,986,000)			1,469

Convertible stocks 0.34%
Utilities 0.23%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		16,500	828

Health care 0.11%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023		300	407

Total convertible stocks (cost: $1,214,000)			1,235

Investment funds 1.50%
Capital Group Central Corporate Bond Fund[2]		678,772	5,532

Total investment funds (cost: $5,481,000)			5,532

Bonds, notes & other debt instruments 34.19%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 13.26%
Abu Dhabi (Emirate of) 0.75% 9/2/2023[3]	USD	275	267
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	83
Asian Development Bank 1.125% 6/10/2025	GBP	100	112
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	200
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	591
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	79
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,250	1,388
Austria (Republic of) 0% 2/20/2031	EUR	660	553
Brazil (Federative Republic of) 10.00% 1/1/2023	BRL	600	108
Brazil (Federative Republic of) 0% 1/1/2024		1,700	284
Brazil (Federative Republic of) 10.00% 1/1/2025		900	163
Canada 0.75% 10/1/2024	CAD	1,125	785
Canada 2.25% 6/1/2025		1,400	998
Canada 0.25% 3/1/2026		570	378
Canada 3.50% 3/1/2028		1,009	749
Chile (Republic of) 4.70% 9/1/2030	CLP	245,000	279

American Funds Insurance Series	163

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series 1910, 3.86% 7/22/2049	CNY	2,110	$336
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		1,600	235
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		10,290	1,626
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	470
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	156
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,258
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	322
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	2,331,300	365
Colombia (Republic of), Series B, 7.00% 3/26/2031		5,308,700	776
European Investment Bank 0.375% 9/15/2027	EUR	110	105
European Investment Bank 0.25% 1/20/2032		860	717
European Union 0% 7/6/2026		100	97
European Union 0.25% 10/22/2026		50	48
French Republic O.A.T. 0.75% 2/25/2028		640	618
French Republic O.A.T. 0% 11/25/2030		1,320	1,128
French Republic O.A.T. 0% 5/25/2032		650	527
French Republic O.A.T. 2.00% 11/25/2032		610	596
French Republic O.A.T. 3.25% 5/25/2045		160	171
Germany (Federal Republic of) 0% 4/16/2027		950	915
Germany (Federal Republic of) 0% 8/15/2031		2,600	2,258
Germany (Federal Republic of) 0% 2/15/2032		540	463
Germany (Federal Republic of) 1.70% 8/15/2032		1,129	1,127
Germany (Federal Republic of) 1.00% 5/15/2038		640	548
Germany (Federal Republic of) 0% 8/15/2050		200	112
Germany (Federal Republic of) 0% 8/15/2052		260	139
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	118
Greece (Hellenic Republic of) 3.375% 2/15/2025		300	321
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	668
India (Republic of) 5.15% 11/9/2025	INR	8,000	92
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	IDR	1,833,000	127
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	78
Israel (State of) 2.875% 1/29/2024	EUR	200	213
Israel (State of) 1.50% 1/18/2027		100	100
Italy (Republic of) 1.35% 4/1/2030		660	581
Italy (Republic of) 2.50% 12/1/2032		650	583
Japan, Series 17, 0.10% 9/10/2023[4]	JPY	10,900	84
Japan, Series 18, 0.10% 3/10/2024[4]		21,660	169
Japan, Series 19, 0.10% 9/10/2024[4]		31,620	247
Japan, Series 150, 0.005% 12/20/2026		84,950	644
Japan, Series 22, 0.10% 3/10/2027[4]		26,454	211
Japan, Series 346, 0.10% 3/20/2027		134,150	1,018
Japan, Series 363, 0.10% 6/20/2031		56,000	412
Japan, Series 365, 0.10% 12/20/2031		317,600	2,340
Japan, Series 152, 1.20% 3/20/2035		264,400	2,109
Japan, Series 179, 0.50% 12/20/2041		71,600	476
Japan, Series 42, 1.70% 3/20/2044		50,150	408
Japan, Series 37, 0.60% 6/20/2050		26,950	162
Japan, Series 74, 1.00% 3/20/2052		178,400	1,178
Japan, Series 76, 1.40% 9/20/2052		80,350	586
KfW 1.125% 7/4/2025	GBP	95	106
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	1,380	315
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		620	140
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		270	57
Morocco (Kingdom of) 3.50% 6/19/2024	EUR	100	107
Morocco (Kingdom of) 1.50% 11/27/2031		100	79
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	121
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	101
Peru (Republic of) 2.392% 1/23/2026	USD	90	83
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	753

164	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	$99
Philippines (Republic of) 1.648% 6/10/2031	USD	200	160
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	74
Portuguese Republic 0.475% 10/18/2030	EUR	230	199
Romania 2.125% 3/7/2028		130	117
Romania 3.624% 5/26/2030		392	344
Romania 2.00% 1/28/2032		100	72
Romania 2.00% 4/14/2033		200	138
Romania 3.375% 2/8/2038		80	58
Romania 4.625% 4/3/2049		39	30
Romania 3.375% 1/28/2050		73	45
Russian Federation 7.00% 8/16/2023[5,6]	RUB	16,600	77
Russian Federation 2.875% 12/4/2025[5]	EUR	200	90
Russian Federation 4.25% 6/23/2027[5]	USD	200	86
Russian Federation 4.375% 3/21/2029[5]		200	82
Russian Federation 6.90% 5/23/2029[5]	RUB	28,250	123
Russian Federation 7.65% 4/10/2030[5]		38,320	166
Russian Federation 5.90% 3/12/2031[5]		5,620	24
Russian Federation 6.90% 7/23/2031[5]		18,200	79
Russian Federation 8.50% 9/17/2031[5]		5,530	24
Russian Federation 7.70% 3/23/2033[5]		23,030	100
Russian Federation 7.25% 5/10/2034[5]		8,140	35
Serbia (Republic of) 3.125% 5/15/2027	EUR	385	356
Serbia (Republic of) 2.05% 9/23/2036		185	112
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	157
Spain (Kingdom of) 0% 1/31/2027	EUR	335	317
Spain (Kingdom of) 0.80% 7/30/2027		490	474
Spain (Kingdom of) 0.50% 10/31/2031		395	329
Spain (Kingdom of) 0.70% 4/30/2032		830	693
Tunisia (Republic of) 6.75% 10/31/2023		260	235
Tunisia (Republic of) 6.75% 10/31/2023		150	135
Ukraine 6.876% 5/21/2031[3,5]	USD	250	48
Ukraine 6.876% 5/21/2031[5]		200	38
United Kingdom 2.75% 9/7/2024	GBP	50	60
United Kingdom 1.25% 7/22/2027		410	447
United Kingdom 0.375% 10/22/2030		490	463
United Kingdom 0.25% 7/31/2031		160	145
United Kingdom 1.00% 1/31/2032		1,490	1,427
United Kingdom 4.25% 6/7/2032		1,165	1,474
United Kingdom 3.25% 1/22/2044		174	187
United Kingdom 1.25% 7/31/2051		413	270
United Mexican States, Series M, 5.75% 3/5/2026	MXN	18,200	846
United Mexican States, Series M, 7.50% 6/3/2027		1,950	94
United Mexican States, Series M, 7.75% 5/29/2031		5,000	238
United Mexican States, Series M, 8.00% 11/7/2047		5,120	235
United Mexican States, Series M, 8.00% 7/31/2053		18,880	864
			48,783

U.S. Treasury bonds & notes 12.04%
U.S. Treasury 11.52%
U.S. Treasury 2.50% 3/31/2023	USD	1,182	1,177
U.S. Treasury 2.75% 4/30/2023		1,485	1,477
U.S. Treasury 1.50% 2/29/2024		5,058	4,876
U.S. Treasury 2.50% 4/30/2024		995	967
U.S. Treasury 3.25% 8/31/2024		706	691
U.S. Treasury 1.50% 10/31/2024		1,300	1,232
U.S. Treasury 1.00% 12/15/2024		620	580
U.S. Treasury 1.75% 3/15/2025		98	93
U.S. Treasury 3.00% 7/15/2025		1,016	984

American Funds Insurance Series	165

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.125% 8/15/2025	USD	18	$17
U.S. Treasury 0.25% 8/31/2025		833	749
U.S. Treasury 4.50% 11/15/2025		178	179
U.S. Treasury 0.375% 11/30/2025		50	45
U.S. Treasury 0.50% 2/28/2026		500	446
U.S. Treasury 0.75% 3/31/2026		2,075	1,861
U.S. Treasury 0.875% 6/30/2026		74	66
U.S. Treasury 2.25% 2/15/2027		298	277
U.S. Treasury 1.875% 2/28/2027		6,696	6,133
U.S. Treasury 2.50% 3/31/2027		1,025	962
U.S. Treasury 2.75% 4/30/2027		6,460	6,125
U.S. Treasury 2.75% 7/31/2027		46	43
U.S. Treasury 3.125% 8/31/2027		2,160	2,078
U.S. Treasury 4.125% 9/30/2027		268	269
U.S. Treasury 4.125% 10/31/2027		357	358
U.S. Treasury 2.875% 5/15/2028		1,275	1,204
U.S. Treasury 2.875% 8/15/2028		557	525
U.S. Treasury 0.625% 5/15/2030		823	652
U.S. Treasury 0.625% 8/15/2030		650	512
U.S. Treasury 1.625% 5/15/2031		375	316
U.S. Treasury 1.25% 8/15/2031		395	321
U.S. Treasury 1.375% 11/15/2031		834	680
U.S. Treasury 1.875% 2/15/2032		779	661
U.S. Treasury 2.875% 5/15/2032		640	590
U.S. Treasury 2.75% 8/15/2032		1,279	1,164
U.S. Treasury 4.125% 11/15/2032		195	199
U.S. Treasury 1.875% 2/15/2041[7]		920	652
U.S. Treasury 2.25% 5/15/2041[7]		525	395
U.S. Treasury 2.875% 11/15/2046		400	322
U.S. Treasury 1.25% 5/15/2050		140	76
U.S. Treasury 2.375% 5/15/2051		490	353
U.S. Treasury 2.00% 8/15/2051		560	369
U.S. Treasury 1.875% 11/15/2051[7]		686	437
U.S. Treasury 2.25% 2/15/2052[7]		765	535
U.S. Treasury 2.875% 5/15/2052		273	220
U.S. Treasury 3.00% 8/15/2052		510	423
U.S. Treasury 4.00% 11/15/2052		70	70
			42,361

U.S. Treasury inflation-protected securities 0.52%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[4]		829	803
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[4]		575	555
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[4]		367	346
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[4]		249	208
			1,912

Total U.S. Treasury bonds & notes			44,273

Corporate bonds, notes & loans 5.64%
Financials 1.80%
ACE INA Holdings, Inc. 3.35% 5/3/2026		10	10
ACE INA Holdings, Inc. 4.35% 11/3/2045		20	17
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[8]	EUR	200	167
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[3,8]	USD	200	204
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[8]	EUR	100	106
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[8]		100	101
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[8]	USD	200	188
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[8]		500	451
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[8]		160	140

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[8]	USD	236	$214
Bank of America Corp. 2.496% 2/13/2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[8]		20	16
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[8]		475	472
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[8]		103	96
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[8]		175	166
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[8]		310	269
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[8]		110	99
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[8]		29	27
Commonwealth Bank of Australia 2.688% 3/11/2031[3]		225	174
Corebridge Financial, Inc. 3.90% 4/5/2032[3]		59	52
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[8]		160	136
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[8]	EUR	100	95
Goldman Sachs Group, Inc. 1.00% 3/18/2033[9]		210	162
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[8]	USD	78	64
Groupe BPCE SA 5.70% 10/22/2023[3]		200	199
Groupe BPCE SA 1.00% 4/1/2025	EUR	100	101
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[8]	USD	200	191
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[8]		186	164
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[8]		160	150
Morgan Stanley 3.125% 7/27/2026		110	103
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[8]		200	175
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[8]		126	111
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[8]		72	60
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[8]	EUR	510	485
New York Life Insurance Company 3.75% 5/15/2050[3]	USD	23	18
Nordea Bank AB 3.60% 6/6/2025[3]		200	193
Royal Bank of Canada 1.20% 4/27/2026		175	156
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[3,8]		450	442
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[8]		210	195
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[8]		400	354
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[8]		100	85
			6,608

Utilities 0.89%
Alabama Power Co. 3.00% 3/15/2052		250	166
CMS Energy Corp. 3.00% 5/15/2026		150	140
Consumers Energy Co. 3.60% 8/15/2032		250	228
Duke Energy Carolinas, LLC 3.05% 3/15/2023		280	279
Duke Energy Progress, LLC 3.70% 9/1/2028		75	71
E.ON SE 1.625% 3/29/2031	EUR	240	216
Edison International 4.125% 3/15/2028	USD	160	149
Enel Finance International SA 1.875% 7/12/2028[3]		200	159
Enersis Américas SA 4.00% 10/25/2026		35	33
Entergy Louisiana, LLC 4.75% 9/15/2052		100	90
Exelon Corp. 3.40% 4/15/2026		150	143
FirstEnergy Corp. 3.50% 4/1/2028[3]		35	32
Florida Power & Light Company 2.875% 12/4/2051		120	81
Interstate Power and Light Co. 2.30% 6/1/2030		50	41
NextEra Energy Capital Holdings, Inc. 2.75% 11/1/2029		232	201
Niagara Mohawk Power Corp. 3.508% 10/1/2024[3]		85	82
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	23
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	86

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.00% 6/15/2028	USD	140	$121
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	105
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	28
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	467
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	41
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	86
Xcel Energy, Inc. 3.35% 12/1/2026		216	203
			3,271

Consumer discretionary 0.62%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
Bayerische Motoren Werke AG 3.90% 4/9/2025[3]		70	69
Bayerische Motoren Werke AG 4.15% 4/9/2030[3]		70	67
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[3]		150	140
General Motors Financial Co. 2.40% 4/10/2028		150	126
Hyundai Capital America 1.50% 6/15/2026[3]		250	217
Hyundai Capital America 2.375% 10/15/2027[3]		109	93
Hyundai Capital Services, Inc. 3.75% 3/5/2023[3]		250	249
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[3]		222	239
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[3]		185	148
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[3]		70	70
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[3]		59	61
Stellantis Finance US, Inc. 5.625% 1/12/2028[3]		400	397
Stellantis Finance US, Inc. 2.691% 9/15/2031[3]		200	153
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	30
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[8]	EUR	200	175
			2,278

Health care 0.45%
Aetna, Inc. 2.80% 6/15/2023	USD	10	10
Amgen, Inc. 1.90% 2/21/2025		40	37
Amgen, Inc. 2.20% 2/21/2027		30	27
Amgen, Inc. 4.20% 3/1/2033		280	260
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	57
AstraZeneca PLC 3.50% 8/17/2023		150	149
Becton, Dickinson and Company 3.734% 12/15/2024		10	10
Becton, Dickinson and Company 3.70% 6/6/2027		43	41
Becton, Dickinson and Company 2.823% 5/20/2030		28	24
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Cigna Corp. 4.125% 11/15/2025		80	78
EMD Finance, LLC 3.25% 3/19/2025[3]		250	240
Stryker Corp. 0.75% 3/1/2029	EUR	210	188
Takeda Pharmaceutical Company, Ltd. 2.25% 11/21/2026		100	102
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD	135	129
			1,652

Communication services 0.42%
AT&T, Inc. 2.75% 6/1/2031		375	312
AT&T, Inc. 2.55% 12/1/2033		64	49
Comcast Corp. 0% 9/14/2026	EUR	100	94
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	56
Netflix, Inc. 3.875% 11/15/2029[9]	EUR	200	201
Orange SA 9.00% 3/1/2031[8]	USD	65	80
T-Mobile US, Inc. 2.05% 2/15/2028		200	172
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	121

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Verizon Communications, Inc. 2.55% 3/21/2031	USD	325	$268
Verizon Communications, Inc. 0.75% 3/22/2032	EUR	100	80
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[3]	USD	168	129
			1,562

Information technology 0.38%
Apple, Inc. 3.35% 8/8/2032		580	528
Broadcom, Inc. 4.00% 4/15/2029[3]		21	19
Broadcom, Inc. 4.15% 11/15/2030		70	63
Broadcom, Inc. 3.419% 4/15/2033[3]		53	43
Broadcom, Inc. 3.137% 11/15/2035[3]		15	11
Lenovo Group, Ltd. 5.875% 4/24/2025		269	262
Mastercard, Inc. 2.00% 11/18/2031		102	82
Microsoft Corp. 2.40% 8/8/2026		187	175
Oracle Corp. 2.65% 7/15/2026		216	199
			1,382

Industrials 0.32%
Boeing Company 4.508% 5/1/2023		400	399
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		164	111
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	46
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[3]		95	92
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[3]		200	181
Singapore Airlines, Ltd. 3.375% 1/19/2029		200	181
United Technologies Corp. 4.125% 11/16/2028		170	163
			1,190

Consumer staples 0.26%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	260
Anheuser-Busch InBev NV 4.00% 4/13/2028	USD	100	95
Anheuser-Busch InBev NV 4.75% 1/23/2029		220	218
British American Tobacco PLC 3.215% 9/6/2026		62	57
British American Tobacco PLC 4.70% 4/2/2027		67	64
British American Tobacco PLC 3.557% 8/15/2027		105	96
British American Tobacco PLC 3.462% 9/6/2029		75	65
Philip Morris International, Inc. 5.75% 11/17/2032		110	113
			968

Energy 0.24%
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		161	136
Halliburton Company 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	162
Petróleos Mexicanos 6.75% 9/21/2047		107	69
Qatar Petroleum 3.125% 7/12/2041[3]		270	208
Statoil ASA 3.70% 3/1/2024		50	49
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]		288	275
			901

Real estate 0.14%
American Tower Corp. 0.875% 5/21/2029	EUR	250	214
Equinix, Inc. 2.15% 7/15/2030	USD	176	140
Essex Portfolio, LP 3.50% 4/1/2025		120	116
Essex Portfolio, LP 3.375% 4/15/2026		40	38
			508

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.12%
Celanese US Holdings, LLC 5.337% 1/19/2029	EUR	300		$305
Celanese US Holdings, LLC 6.379% 7/15/2032	USD	50		48
Vale Overseas, Ltd. 3.75% 7/8/2030		94		82
				435

Total corporate bonds, notes & loans				20,755

Mortgage-backed obligations 2.58%
Federal agency mortgage-backed obligations 1.56%
Fannie Mae Pool #FM7100 3.50% 6/1/2050[10]		350		324
Fannie Mae Pool #CB2402 2.50% 12/1/2051[10]		315		267
Fannie Mae Pool #BV9612 2.50% 4/1/2052[10]		271		230
Fannie Mae Pool #FS2555 4.50% 7/1/2052[10]		148		143
Fannie Mae Pool #MA4732 4.00% 9/1/2052[10]		471		442
Fannie Mae Pool #BW3812 4.50% 9/1/2052[10]		120		116
Fannie Mae Pool #MA4784 4.50% 10/1/2052[10]		135		130
Fannie Mae Pool #BW7796 5.00% 10/1/2052[10]		840		829
Fannie Mae Pool #BW1299 4.00% 11/1/2052[10]		57		53
Fannie Mae Pool #BW1385 4.00% 12/1/2052[10]		290		272
Freddie Mac Pool #ZJ9038 5.00% 6/1/2023[10]		—	[11]	—	[11]
Freddie Mac Pool #QE8253 4.50% 8/1/2052[10]		200		193
Freddie Mac Pool #SD8256 4.00% 10/1/2052[10]		100		94
Freddie Mac Pool #SD8257 4.50% 10/1/2052[10]		513		494
Freddie Mac Pool #QF2182 4.50% 10/1/2052[10]		84		81
Freddie Mac Pool #QF3955 4.00% 12/1/2052[10]		238		224
Freddie Mac Pool #SD8275 4.50% 12/1/2052[10]		75		72
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[10]		580		546
Government National Mortgage Assn. 3.50% 1/1/2053[10,12]		1,350		1,241
				5,751

Other mortgage-backed securities 1.02%
Nordea Kredit 0.50% 10/1/2040[10]	DKK	1,615		181
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[10]		502		62
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[10]		7,234		809
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[10]		1,281		158
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[10]		20,442		2,228
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[10]		1,365		136
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[10]		590		63
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[10]		862		90
Realkredit Danmark AS 1.00% 10/1/2053[10]		194		20
				3,747

Total mortgage-backed obligations				9,498

Asset-backed obligations 0.63%
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[10,13]	USD	203		203
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[10,13]		128		128
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[10]		56		56
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[10]		66		66
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[10,13]		111		111
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[10,13]		110		110
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[10,13]		121		121
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[10,13]		120		120

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[10]	USD	302	$295
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[10,13]		283	283
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[10]		193	193
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[10,13]		40	40
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[8,10]		250	245
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[10]		155	153
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[3,10]		181	180
			2,304

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		100	72

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	57

Total municipals			129

Total bonds, notes & other debt instruments (cost: $141,023,000)			125,742

Short-term securities 4.34%	Weighted average yield at acquisition
Commercial paper 3.27%
British Columbia (Province of) 1/23/2023	3.996%	2,560	2,553
KfW 1/27/2023[3]	3.890	4,500	4,485
Toronto-Dominion Bank 1/27/2023[3]	4.132	5,000	4,983
			12,021

		Shares
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[2,14]		39,285	3,928

Total short-term securities (cost: $15,953,000)			15,949
Total investment securities 99.35% (cost: $359,847,000)			365,361
Other assets less liabilities 0.65%			2,399

Net assets 100.00%			$367,760

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	5	March 2023	USD1,025	$1
5 Year Euro-Bobl Futures	Long	49	March 2023	6,071	(205)
5 Year U.S. Treasury Note Futures	Long	95	March 2023	10,253	(8)
10 Year Euro-Bund Futures	Long	14	March 2023	1,992	(128)
10 Year Italy Government Bond Futures	Short	1	March 2023	(116)	9
10 Year Japanese Government Bond Futures	Short	1	March 2023	(1,108)	23
10 Year Australian Treasury Bond Futures	Long	4	March 2023	315	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	6	March 2023	710	(6)
10 Year U.S. Treasury Note Futures	Short	6	March 2023	(674)	4
10 Year UK Gilt Futures	Short	2	March 2023	(241)	15
20 Year U.S. Treasury Bond Futures	Long	4	March 2023	501	(11)
30 Year Euro-Buxl Futures	Long	2	March 2023	290	(54)
30 Year Ultra U.S. Treasury Bond Futures	Short	6	March 2023	(806)	6
					$(373)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	1,761,900	USD	1,337	Citibank	1/9/2023	$63
USD	687	KRW	894,770	Bank of America	1/9/2023	(23)
EUR	2,560	DKK	19,040	Standard Chartered Bank	1/10/2023	(1)
USD	203	NZD	320	HSBC Bank	1/10/2023	(1)
SEK	1,270	USD	122	UBS AG	1/10/2023	(1)
USD	511	MYR	2,250	JPMorgan Chase	1/10/2023	(3)
USD	640	AUD	950	HSBC Bank	1/10/2023	(7)
USD	445	MXN	8,853	Goldman Sachs	1/10/2023	(8)
EUR	4,105	USD	4,324	Goldman Sachs	1/12/2023	74
CAD	1,450	USD	1,063	HSBC Bank	1/12/2023	8
USD	74	CAD	100	HSBC Bank	1/12/2023	— [11]
NZD	470	USD	299	Morgan Stanley	1/12/2023	(1)
USD	1,585	EUR	1,500	BNP Paribas	1/12/2023	(21)
JPY	169,239	USD	1,256	Bank of America	1/13/2023	35
JPY	89,090	USD	656	Bank of America	1/13/2023	24
USD	278	COP	1,337,640	Citibank	1/13/2023	3
USD	563	CAD	760	Standard Chartered Bank	1/13/2023	2
USD	98	GBP	80	Morgan Stanley	1/13/2023	1
GBP	240	USD	292	Bank of New York Mellon	1/13/2023	(2)
USD	303	MXN	6,020	UBS AG	1/13/2023	(5)
JPY	466,020	USD	3,428	Standard Chartered Bank	1/20/2023	133
JPY	81,321	AUD	890	HSBC Bank	1/20/2023	15
JPY	51,480	USD	380	Standard Chartered Bank	1/20/2023	14
USD	112	CLP	100,000	Bank of America	1/23/2023	(6)
USD	564	BRL	3,025	Citibank	1/23/2023	(7)
JPY	118,440	USD	821	Standard Chartered Bank	1/27/2023	85
JPY	172,080	USD	1,271	BNP Paribas	1/27/2023	46
JPY	45,290	USD	313	UBS AG	1/27/2023	33
JPY	78,800	USD	585	Goldman Sachs	1/27/2023	18
PLN	4,260	USD	922	Citibank	2/2/2023	47

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	245	PLN	1,150	UBS AG	2/2/2023	$(17)
USD	420	PLN	1,940	Citibank	2/2/2023	(21)
PLN	1,940	USD	468	BNP Paribas	2/2/2023	(26)
KRW	405,540	USD	307	Standard Chartered Bank	2/28/2023	16
CNH	8,530	USD	1,218	Standard Chartered Bank	3/6/2023	22
JPY	76,110	USD	565	BNP Paribas	3/6/2023	20
EUR	720	USD	757	Bank of America	3/6/2023	17
KRW	347,180	USD	267	HSBC Bank	3/6/2023	10
						$536

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	375	$(6)	$—	$(6)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		3,197	(51)	—	(51)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		1,178	(20)	—	(20)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		2,945	(48)	—	(48)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		486	(8)	—	(8)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		486	(8)	—	(8)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		533	(9)	—	(9)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		1,001	(17)	—	(17)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		1,000	(18)	—	(18)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		1,019	(19)	—	(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		1,023	(19)	—	(19)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		904	(17)	—	(17)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		1,031	(20)	—	(20)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		1,029	(19)	—	(19)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		1,029	(19)	—	(19)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		1,144	(21)	—	(21)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023		5,500	(47)	—	(47)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		123	(2)	—	(2)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	3,050	(77)	—	(77)
2.42%	Annual	SONIA	Annual	5/5/2024		6,100	(160)	—	(160)
2.9588%	Annual	SONIA	Annual	6/9/2024		4,180	(84)	—	(84)
SONIA	Annual	5.6325%	Annual	9/25/2024		7,720	(88)	—	(88)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		2,600	(10)	—	(10)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		3,200	(12)	—	(12)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		11,300	(42)	—	(42)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		2,500	(6)	—	(6)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		3,701	(8)	—	(8)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,100	(13)	—	(13)

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	6,000	$(13)	$—	$(13)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		7,639	(18)	—	(18)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027		20,400	8	—	8
							$(1,009)	$—	$(1,009)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized appreciation at 12/31/2022 (000)
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	USD	2,580		$20		$13	$7

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 1.50%
Capital Group Central Corporate Bond Fund	$—	$5,481	$—	$—	$51	$5,532	$50
Short-term securities 1.07%
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[14]	1,127	144,034	141,236	3	—	3,928	343
Total 2.57%				$3	$51	$9,460	$393

Restricted securities9

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Netflix, Inc. 3.875% 11/15/2029	7/11/20222-7/12/2022	$191	$201	.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	251	162	.04
Total		$442	$363	.10%

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,344,000, which represented 3.90% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Value determined using significant unobservable inputs.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $758,000, which represented .21% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $363,000, which represented .10% of the net assets of the fund.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Amount less than one thousand.
[12]	Purchased on a TBA basis.
[13]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[14]	Rate represents the seven-day yield at 12/31/2022.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	175

The Bond Fund of America

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 95.37%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 34.59%
Financials 9.65%
ACE INA Holdings, Inc. 3.35% 5/3/2026	USD	2,025	$1,941
ACE INA Holdings, Inc. 4.35% 11/3/2045		2,220	1,933
AerCap Ireland Capital DAC 1.65% 10/29/2024		5,996	5,535
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,824
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,503
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,010
AerCap Ireland Capital DAC 3.00% 10/29/2028		10,345	8,686
AerCap Ireland Capital DAC 3.30% 1/30/2032		11,338	8,891
AerCap Ireland Capital DAC 3.40% 10/29/2033		5,120	3,896
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,254	891
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 10/29/2023		3,130	3,013
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,486
Ally Financial, Inc. 8.00% 11/1/2031		8,075	8,418
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[1]		4,501	4,265
Arthur J. Gallagher & Co. 3.50% 5/20/2051		1,073	754
Banco Santander, SA 5.147% 8/18/2025		4,000	3,960
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[1]		1,400	1,198
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		1,970	1,818
Bank of America Corp. 1.658% 3/11/2027 (USD-SOFR + 0.91% on 3/11/2026)[1]		981	869
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		7,989	7,009
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[1]		2,635	2,524
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[1]		11,107	10,866
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[1]		1,502	1,553
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]		10,129	9,189
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[1]		2,773	2,338
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		21,177	16,224
Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		8,343	6,698
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		36,155	27,930
Bank of America Corp. 2.572% 10/20/2032 (USD-SOFR + 1.21% on 10/20/2031)[1]		2,613	2,053
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[1]		4,089	3,305
Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		10,180	9,340
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		7,947	7,568
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,2]		4,850	4,814
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		4,525	4,496
BNP Paribas SA 1.323% 1/13/2027 (USD-SOFR + 1.004% on 1/13/2026)[1,2]		7,581	6,634
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		13,134	11,569
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		3,594	2,936
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		4,177	3,276
Canadian Imperial Bank of Commerce (CIBC) 3.60% 4/7/2032		1,303	1,152
Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)[1]		4,525	4,334
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[1]		2,430	2,382
Capital One Financial Corp. 4.927% 5/10/2028 (USD-SOFR + 2.057% on 5/10/2027)[1]		4,650	4,509
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		1,126	880
CIT Group, Inc. 3.929% 6/19/2024 (USD-SOFR + 3.827% on 6/19/2023)[1]		5,410	5,364
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,770
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]		8,740	7,591
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[1]		5,520	4,984
Citigroup, Inc. 4.658% 5/24/2028 (USD-SOFR + 1.887% on 5/24/2027)[1]		3,386	3,282
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[1]		1,030	834
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		5,350	4,590
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[1]		1,718	1,614
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		2,781	2,878
Corebridge Financial, Inc. 3.50% 4/4/2025[2]		1,439	1,381
Corebridge Financial, Inc. 3.65% 4/5/2027[2]		4,493	4,195
Corebridge Financial, Inc. 3.85% 4/5/2029[2]		5,794	5,289
Corebridge Financial, Inc. 3.90% 4/5/2032[2]		5,959	5,221
Corebridge Financial, Inc. 4.35% 4/5/2042[2]		361	298

176	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Corebridge Financial, Inc. 4.40% 4/5/2052[2]	USD	1,352	$1,078
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]		4,450	4,060
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]		2,450	2,145
Credit Suisse Group AG 3.80% 6/9/2023		15,327	14,927
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]		850	752
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]		7,609	6,505
Credit Suisse Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,2]		11,200	8,973
Credit Suisse Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,2]		1,265	1,154
Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		5,476	4,262
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		7,369	5,106
Credit Suisse Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[1,2]		576	507
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,2]		6,658	6,835
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[1,2]		2,990	2,565
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		2,975	2,740
Deutsche Bank AG 3.95% 2/27/2023		6,350	6,328
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,339
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,007
Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[1]		10,475	10,120
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[1]		3,673	3,512
Deutsche Bank AG 4.10% 1/13/2026		7,305	7,029
Deutsche Bank AG 4.10% 1/13/2026		857	824
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		41,608	36,749
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		4,315	3,664
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]		7,258	6,179
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		2,900	2,331
Discover Financial Services 6.70% 11/29/2032		1,475	1,504
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		1,200	1,045
GE Capital Funding, LLC 4.55% 5/15/2032		973	927
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[1]		3,030	2,660
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		13,275	11,468
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		13,961	12,226
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[1]		1,758	1,568
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[1]		7,403	6,907
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]		1,534	1,473
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]		9,600	8,786
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		10,422	8,490
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		3,160	2,161
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]		1,750	1,665
Groupe BPCE SA 2.75% 1/11/2023[2]		6,875	6,871
Groupe BPCE SA 5.70% 10/22/2023[2]		28,166	27,963
Groupe BPCE SA 5.15% 7/21/2024[2]		5,481	5,369
Groupe BPCE SA 1.625% 1/14/2025[2]		2,980	2,776
Groupe BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		6,350	5,649
Groupe BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]		6,195	5,908
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]		5,270	4,571
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]		6,410	5,913
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		5,917	4,786
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[1]		5,250	4,074
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[1]		3,595	3,339
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		669	585
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		6,335	5,422
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[3]		2,750	2,741
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[3]		397	374
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		6,669	6,328

American Funds Insurance Series	177

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	480	$444
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		200	177
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		2,106	1,886
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,433
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,408
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	4,963
Intesa Sanpaolo SpA 3.375% 1/12/2023[2]		10,035	10,030
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		68,143	65,545
Intesa Sanpaolo SpA 3.25% 9/23/2024[2]		770	731
Intesa Sanpaolo SpA 5.71% 1/15/2026[2]		15,400	14,816
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		6,250	5,581
Intesa Sanpaolo SpA 3.875% 1/12/2028[2]		1,986	1,753
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[2]		2,060	1,714
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[1]		5,870	5,475
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[1]		11,105	10,289
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[1]		3,620	3,518
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		1,832	1,612
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[1]		5,965	5,172
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[1]		4,350	3,941
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[1]		12,080	11,555
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[1]		8,465	8,265
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]		9,600	8,729
JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)[1]		2,453	2,053
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]		11,980	11,186
JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[1]		1,766	1,449
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[1]		4,802	3,858
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[1]		5,313	4,213
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		553	452
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		1,907	1,771
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		5,475	5,229
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]		2,415	2,128
Keb Hana Bank 3.25% 3/30/2027[2]		1,315	1,227
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[1]		2,675	2,493
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		367	297
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		505	326
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]		1,405	1,521
MetLife, Inc. 3.60% 11/13/2025		3,490	3,395
MetLife, Inc. 5.00% 7/15/2052		165	158
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[1]		2,960	2,724
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[1]		6,200	5,383
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[1]		2,225	1,930
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[1]		2,970	2,618
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[1]		2,945	2,781
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]		1,197	1,146
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[1]		4,615	4,026
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[1]		2,390	2,379
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[1]		3,065	2,901
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[1]		2,300	2,200

178	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[1]	USD	10,488	$9,114
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[1]		3,671	3,497
Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)[1]		2,007	2,075
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		26,412	20,326
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[1]		2,813	2,209
Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[1]		6,616	5,369
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[1]		3,375	3,181
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[1]		3,810	4,004
Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[1]		2,286	2,096
MSCI, Inc. 3.25% 8/15/2033[2]		2,750	2,128
Navient Corp. 6.75% 6/25/2025		425	409
OneMain Holdings, Inc. 7.125% 3/15/2026		250	238
Rede D’Or Finance SARL 4.50% 1/22/2030[2]		1,572	1,355
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,092
Santander Holdings USA, Inc. 2.49% 1/6/2028[1]		3,625	3,115
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[1]		1,640	1,520
Sumitomo Mitsui Banking Corp. 2.174% 1/14/2027		1,100	977
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		1,530	971
Synchrony Financial 4.375% 3/19/2024		3,640	3,576
Toronto-Dominion Bank 1.95% 1/12/2027		1,060	946
Travelers Companies, Inc. 2.55% 4/27/2050		768	478
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[1]		2,440	2,387
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[1,2]		4,000	3,446
UniCredit SpA 4.625% 4/12/2027[2]		1,395	1,307
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]		16,130	14,182
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	415
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]		20,480	19,382
Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[1]		3,524	3,428
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		9,236	8,569
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[1]		7,450	7,289
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		7,665	6,478
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]		3,675	3,500
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		20,666	17,607
Willis North America, Inc. 4.65% 6/15/2027		1,290	1,248
			986,796

Utilities 4.42%
AEP Texas, Inc. 3.45% 5/15/2051		1,475	1,048
Alabama Power Co. 3.00% 3/15/2052		3,697	2,458
Alfa Desarrollo SpA 4.55% 9/27/2051[2]		1,001	763
Ameren Corp. 4.50% 3/15/2049		2,875	2,634
Baltimore Gas & Electric 4.55% 6/1/2052		525	467
Berkshire Hathaway Energy Company 4.50% 2/1/2045		5,895	5,161
Comisión Federal de Electricidad 4.688% 5/15/2029[2]		3,655	3,249
Comisión Federal de Electricidad 3.875% 7/26/2033[2]		1,340	1,019
Connecticut Light and Power Co. 2.05% 7/1/2031		1,775	1,430
Consumers Energy Co. 4.05% 5/15/2048		1,413	1,173
Consumers Energy Co. 3.75% 2/15/2050		5,625	4,416
Consumers Energy Co. 3.10% 8/15/2050		4,123	2,883
Consumers Energy Co. 3.50% 8/1/2051		235	178
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,760
Duke Energy Corp. 4.50% 8/15/2032		7,811	7,340
Duke Energy Corp. 3.50% 6/15/2051		1,139	796
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,098
Duke Energy Florida, LLC 3.00% 12/15/2051		711	480
Duke Energy Florida, LLC 5.95% 11/15/2052		575	616

American Funds Insurance Series	179

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Progress, LLC 3.70% 9/1/2028	USD	3,750	$3,530
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,407
Duke Energy Progress, LLC 2.50% 8/15/2050		644	389
Edison International 3.55% 11/15/2024		6,850	6,618
Edison International 4.95% 4/15/2025		175	172
Edison International 5.75% 6/15/2027		3,181	3,196
Edison International 4.125% 3/15/2028		3,644	3,387
Edison International 6.95% 11/15/2029		2,525	2,643
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	EUR	2,800	2,346
Emera US Finance, LP 0.833% 6/15/2024	USD	600	560
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,456
Enel Società per Azioni 8.75% 9/24/2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]		1,000	1,003
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[2]		1,310	1,143
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,207
Entergy Louisiana, LLC 4.75% 9/15/2052		1,525	1,377
Eversource Energy 3.80% 12/1/2023		5,000	4,945
FirstEnergy Corp. 1.60% 1/15/2026		20,066	17,774
FirstEnergy Corp. 3.50% 4/1/2028[2]		2,400	2,191
FirstEnergy Corp. 4.10% 5/15/2028[2]		425	401
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,234
FirstEnergy Corp. 2.25% 9/1/2030		13,707	10,904
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		12,178	11,355
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		4,000	3,498
Florida Power & Light Company 2.45% 2/3/2032		4,890	4,087
Florida Power & Light Company 2.875% 12/4/2051		9,334	6,305
Georgia Power Co. 3.70% 1/30/2050		275	206
Interchile SA 4.50% 6/30/2056[2]		465	385
Israel Electric Corp., Ltd. 4.25% 8/14/2028[2]		10,190	9,649
Israel Electric Corp., Ltd. 3.75% 2/22/2032[2]		340	299
ITC Holdings Corp. 3.35% 11/15/2027		1,118	1,031
Jersey Central Power & Light Co. 2.75% 3/1/2032[2]		525	425
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,093
Monongahela Power Co. 3.55% 5/15/2027[2]		1,700	1,600
NextEra Energy Capital Holdings, Inc. 1.875% 1/15/2027		2,772	2,457
Northern States Power Co. 4.50% 6/1/2052		3,328	3,035
Oncor Electric Delivery Company, LLC 4.15% 6/1/2032[2]		1,035	980
Oncor Electric Delivery Company, LLC 4.55% 9/15/2032[2]		975	958
Pacific Gas and Electric Co. 3.25% 6/15/2023		5,615	5,554
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,920
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	25,623
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	9,956
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,850	5,212
Pacific Gas and Electric Co. 3.30% 12/1/2027		12,289	10,865
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	11,621
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,278
Pacific Gas and Electric Co. 4.55% 7/1/2030		35,299	32,078
Pacific Gas and Electric Co. 2.50% 2/1/2031		19,695	15,326
Pacific Gas and Electric Co. 3.25% 6/1/2031		1,300	1,060
Pacific Gas and Electric Co. 3.30% 8/1/2040		8,898	6,055
Pacific Gas and Electric Co. 3.75% 8/15/2042		9,466	6,383
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	258
Pacific Gas and Electric Co. 3.50% 8/1/2050		6,836	4,272
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,456
Public Service Electric and Gas Co. 1.90% 8/15/2031		775	618
Public Service Electric and Gas Co. 3.10% 3/15/2032		7,500	6,577
Puget Energy, Inc. 3.65% 5/15/2025		300	286
Southern California Edison Co. 4.20% 3/1/2029		11,000	10,485
Southern California Edison Co. 2.85% 8/1/2029		8,200	7,144
Southern California Edison Co. 2.50% 6/1/2031		5,149	4,256

180	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.95% 11/1/2032	USD	1,100	$1,166
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,546
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,267
Southern California Edison Co. 5.625% 2/1/2036		7,051	6,888
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,774
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,188
Southern California Edison Co. 4.00% 4/1/2047		9,402	7,391
Southern California Edison Co. 4.125% 3/1/2048		5,765	4,628
Southern California Edison Co. 4.875% 3/1/2049		555	491
Southern California Edison Co. 3.65% 2/1/2050		8,086	5,943
Southern California Edison Co., Series C, 3.60% 2/1/2045		2,717	1,960
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,179
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,502
Union Electric Co. 2.15% 3/15/2032		3,175	2,518
Virginia Electric and Power Co. 2.30% 11/15/2031		2,425	1,958
Virginia Electric and Power Co. 2.40% 3/30/2032		5,345	4,333
WEC Energy Group, Inc. 2.20% 12/15/2028		1,575	1,336
Wisconsin Electric Power Co. 2.85% 12/1/2051		375	241
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	413
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	793
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,428
Xcel Energy, Inc. 1.75% 3/15/2027		5,660	4,966
Xcel Energy, Inc. 2.60% 12/1/2029		2,925	2,504
Xcel Energy, Inc. 2.35% 11/15/2031		9,059	7,263
Xcel Energy, Inc. 4.60% 6/1/2032		11,675	11,185
			451,359

Consumer discretionary 4.21%
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		335	277
Amazon.com, Inc. 3.30% 4/13/2027		1,760	1,673
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,321
Amazon.com, Inc. 3.45% 4/13/2029		1,305	1,222
Amazon.com, Inc. 3.60% 4/13/2032		6,830	6,271
Amazon.com, Inc. 2.875% 5/12/2041		650	488
Amazon.com, Inc. 3.10% 5/12/2051		9,380	6,727
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,362
Amazon.com, Inc. 3.25% 5/12/2061		4,100	2,828
Amazon.com, Inc. 4.10% 4/13/2062		470	391
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		255	207
Bath & Body Works, Inc. 6.875% 11/1/2035		740	659
Bayerische Motoren Werke AG 1.25% 8/12/2026[2]		100	88
Bayerische Motoren Werke AG 3.45% 4/1/2027[2]		1,075	1,016
Bayerische Motoren Werke AG 1.95% 8/12/2031[2]		620	486
Bayerische Motoren Werke AG 3.70% 4/1/2032[2]		1,350	1,210
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[2]		3,015	2,898
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		4,950	4,597
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		1,750	1,680
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		4,140	3,875
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		3,975	3,348
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		9,625	7,486
DaimlerChrysler North America Holding Corp. 3.35% 2/22/2023[2]		2,000	1,993
DaimlerChrysler North America Holding Corp. 1.75% 3/10/2023[2]		8,000	7,953
Ford Motor Co. 2.90% 2/10/2029		1,065	852
Ford Motor Credit Company, LLC 5.125% 6/16/2025		3,870	3,729
Ford Motor Credit Company, LLC 4.271% 1/9/2027		18,542	16,803
Ford Motor Credit Company, LLC 4.125% 8/17/2027		39,080	35,066
Ford Motor Credit Company, LLC 3.815% 11/2/2027		3,790	3,337
Ford Motor Credit Company, LLC 7.35% 11/4/2027		6,289	6,460
Ford Motor Credit Company, LLC 5.113% 5/3/2029		4,205	3,817
General Motors Company 4.35% 4/9/2025		11,358	11,059

American Funds Insurance Series	181

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Company 6.125% 10/1/2025	USD	23,743	$24,188
General Motors Company 5.40% 10/15/2029		781	747
General Motors Company 5.40% 4/1/2048		7,200	5,915
General Motors Financial Co. 3.25% 1/5/2023		964	964
General Motors Financial Co. 1.05% 3/8/2024		4,200	3,990
General Motors Financial Co. 1.50% 6/10/2026		6,712	5,837
General Motors Financial Co. 2.35% 2/26/2027		9,771	8,547
General Motors Financial Co. 2.40% 4/10/2028		13,909	11,722
General Motors Financial Co. 2.40% 10/15/2028		464	386
General Motors Financial Co. 3.60% 6/21/2030		465	392
General Motors Financial Co. 2.35% 1/8/2031		6,075	4,594
General Motors Financial Co. 2.70% 6/10/2031		5,495	4,223
Grand Canyon University 4.125% 10/1/2024		4,190	3,941
Home Depot, Inc. 2.95% 6/15/2029		6,081	5,515
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,747
Hyundai Capital America 2.375% 2/10/2023[2]		9,977	9,955
Hyundai Capital America 1.25% 9/18/2023[2]		3,150	3,054
Hyundai Capital America 0.875% 6/14/2024[2]		380	355
Hyundai Capital America 3.40% 6/20/2024[2]		8,180	7,899
Hyundai Capital America 1.00% 9/17/2024[2]		2,750	2,543
Hyundai Capital America 2.65% 2/10/2025[2]		12,372	11,645
Hyundai Capital America 1.80% 10/15/2025[2]		13,274	11,952
Hyundai Capital America 1.30% 1/8/2026[2]		6,000	5,254
Hyundai Capital America 1.50% 6/15/2026[2]		7,475	6,485
Hyundai Capital America 1.65% 9/17/2026[2]		7,275	6,403
Hyundai Capital America 3.00% 2/10/2027[2]		9,000	8,090
Hyundai Capital America 2.375% 10/15/2027[2]		7,543	6,465
Hyundai Capital America 1.80% 1/10/2028[2]		5,965	4,901
Hyundai Capital America 2.00% 6/15/2028[2]		5,775	4,714
Hyundai Capital America 2.10% 9/15/2028[2]		3,010	2,476
Hyundai Capital Services, Inc. 1.25% 2/8/2026[2]		3,695	3,213
KIA Corp. 2.375% 2/14/2025[2]		1,580	1,467
Marriott International, Inc. 5.75% 5/1/2025		330	333
Marriott International, Inc. 3.125% 6/15/2026		410	384
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,418
Marriott International, Inc. 2.75% 10/15/2033		2,226	1,705
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,082
McDonald’s Corp. 4.60% 9/9/2032		1,765	1,731
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,082
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,224
McDonald’s Corp. 5.15% 9/9/2052		730	704
Meituan Dianping 3.05% 10/28/2030[2]		3,200	2,471
Nissan Motor Co., Ltd. 3.043% 9/15/2023[2]		240	235
Nissan Motor Co., Ltd. 3.522% 9/17/2025[2]		800	744
Nissan Motor Co., Ltd. 2.00% 3/9/2026[2]		12,000	10,333
Nissan Motor Co., Ltd. 2.75% 3/9/2028[2]		11,200	9,089
Nissan Motor Co., Ltd. 4.81% 9/17/2030[2]		16,083	13,685
Sands China, Ltd. 2.80% 3/8/2027[1]		2,368	2,031
Starbucks Corp. 3.75% 12/1/2047		3,785	2,891
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		6,921	5,948
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		825	818
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		6,554	5,016
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		12,065	11,946
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,505
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[2]		15,000	14,858
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[2]		546	523
Volkswagen Group of America Finance, LLC 3.35% 5/13/2025[2]		2,636	2,520

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 1.625% 11/24/2027[2]	USD	2,550	$2,139
Wyndham Destinations, Inc. 6.625% 7/31/2026[2]		675	662
Wynn Resorts Finance, LLC 5.125% 10/1/2029[2]		410	352
			430,187

Health care 3.84%
AbbVie, Inc. 3.20% 11/21/2029		8,482	7,666
AbbVie, Inc. 4.25% 11/21/2049		8	7
Amgen, Inc. 3.00% 2/22/2029		325	288
Amgen, Inc. 4.05% 8/18/2029		8,400	7,869
Amgen, Inc. 2.45% 2/21/2030		5,131	4,329
Amgen, Inc. 4.20% 3/1/2033		9,522	8,839
Amgen, Inc. 4.875% 3/1/2053		4,975	4,440
Amgen, Inc. 4.40% 2/22/2062		196	156
Anthem, Inc. 2.375% 1/15/2025		1,534	1,457
Anthem, Inc. 4.10% 5/15/2032		8,711	8,128
Anthem, Inc. 4.55% 5/15/2052		1,721	1,504
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,429	1,229
AstraZeneca Finance, LLC 2.25% 5/28/2031		2,087	1,741
AstraZeneca PLC 4.00% 1/17/2029		5,920	5,694
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		830	529
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,113
Bayer US Finance II, LLC 4.25% 12/15/2025[2]		17,570	17,043
Becton, Dickinson and Company 4.298% 8/22/2032		545	512
Centene Corp. 4.25% 12/15/2027		14,860	13,969
Centene Corp. 2.45% 7/15/2028		12,410	10,499
Centene Corp. 4.625% 12/15/2029		14,945	13,691
Centene Corp. 3.375% 2/15/2030		15,718	13,323
Centene Corp. 2.50% 3/1/2031		8,550	6,707
Centene Corp. 2.625% 8/1/2031		2,510	1,977
Danaher Corp. 2.80% 12/10/2051		1,090	725
Eli Lilly and Company 3.375% 3/15/2029		1,255	1,177
GE Healthcare Holding, LLC 5.65% 11/15/2027[2]		4,895	4,961
GE Healthcare Holding, LLC 5.857% 3/15/2030[2]		1,145	1,175
GE Healthcare Holding, LLC 5.905% 11/22/2032[2]		8,640	8,980
GE Healthcare Holding, LLC 6.377% 11/22/2052[2]		375	401
Gilead Sciences, Inc. 1.65% 10/1/2030		1,570	1,249
HCA, Inc. 3.125% 3/15/2027[2]		755	688
HCA, Inc. 2.375% 7/15/2031		2,318	1,810
HCA, Inc. 3.625% 3/15/2032[2]		5,000	4,244
HCA, Inc. 4.625% 3/15/2052[2]		390	305
Johnson & Johnson 0.95% 9/1/2027		12,753	11,001
Johnson & Johnson 2.10% 9/1/2040		825	571
Johnson & Johnson 2.25% 9/1/2050		1,933	1,205
Laboratory Corporation of America Holdings 1.55% 6/1/2026		1,058	938
Laboratory Corporation of America Holdings 4.70% 2/1/2045		4,160	3,584
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,747
Merck & Co., Inc. 2.75% 12/10/2051		808	544
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,918	1,486
Roche Holdings, Inc. 1.93% 12/13/2028[2]		7,845	6,720
Roche Holdings, Inc. 2.076% 12/13/2031[2]		12,562	10,254
Roche Holdings, Inc. 2.607% 12/13/2051[2]		645	421
Shire PLC 3.20% 9/23/2026		13,588	12,762
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		45,000	44,821
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		68,853	60,352
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		26,824	26,215
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		46,666	28,634
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,294
UnitedHealth Group, Inc. 3.70% 5/15/2027		1,184	1,147
UnitedHealth Group, Inc. 4.00% 5/15/2029		2,231	2,136

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 2.00% 5/15/2030	USD	855	$707
UnitedHealth Group, Inc. 4.20% 5/15/2032		3,169	3,018
UnitedHealth Group, Inc. 3.05% 5/15/2041		1,300	982
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	834
UnitedHealth Group, Inc. 3.25% 5/15/2051		927	668
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,400	1,300
UnitedHealth Group, Inc. 4.95% 5/15/2062		294	277
UnitedHealth Group, Inc. 6.05% 2/15/2063		230	251
Zoetis, Inc. 5.60% 11/16/2032		2,850	2,964
			392,258

Communication services 3.31%
AT&T, Inc. 1.70% 3/25/2026		19,000	17,145
AT&T, Inc. 1.65% 2/1/2028		4,700	3,977
AT&T, Inc. 4.30% 2/15/2030		15,940	15,047
AT&T, Inc. 2.55% 12/1/2033		15,003	11,574
AT&T, Inc. 3.50% 9/15/2053		19,935	13,545
CCO Holdings, LLC 4.75% 2/1/2032[2]		1,265	1,028
CCO Holdings, LLC 4.25% 1/15/2034[2]		3,875	2,867
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[2]		4,800	4,484
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.25% 1/15/2029		1,351	1,090
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		8,212	6,412
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 4/1/2033		2,642	2,268
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.75% 4/1/2048		5,000	4,114
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 4/1/2053		1,240	962
CenturyLink, Inc. 4.00% 2/15/2027[2]		10,381	8,821
Comcast Corp. 3.15% 2/15/2028		7,200	6,660
Comcast Corp. 4.00% 3/1/2048		5,000	4,033
Meta Platforms, Inc. 4.45% 8/15/2052		3,775	3,019
Netflix, Inc. 4.875% 4/15/2028		23,259	22,511
Netflix, Inc. 5.875% 11/15/2028		29,196	29,664
Netflix, Inc. 6.375% 5/15/2029		5,078	5,235
Netflix, Inc. 5.375% 11/15/2029[2]		15,350	14,917
Netflix, Inc. 4.875% 6/15/2030[2]		18,215	17,018
News Corp. 5.125% 2/15/2032[2]		1,300	1,185
SBA Tower Trust 1.631% 11/15/2026[2]		6,741	5,735
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		675	589
Sprint Corp. 7.625% 2/15/2025		6,665	6,895
Tencent Holdings, Ltd. 2.39% 6/3/2030[2]		10,000	8,153
T-Mobile US, Inc. 3.50% 4/15/2025		3,275	3,152
T-Mobile US, Inc. 2.25% 2/15/2026		2,388	2,177
T-Mobile US, Inc. 2.625% 4/15/2026		9,691	8,899
T-Mobile US, Inc. 3.75% 4/15/2027		5,000	4,717
T-Mobile US, Inc. 2.625% 2/15/2029		3,117	2,643
T-Mobile US, Inc. 2.40% 3/15/2029		1,224	1,035
T-Mobile US, Inc. 3.875% 4/15/2030		4,500	4,087
T-Mobile US, Inc. 2.875% 2/15/2031		17,956	14,862
T-Mobile US, Inc. 3.00% 2/15/2041		2,100	1,490
T-Mobile US, Inc. 3.40% 10/15/2052		12,280	8,307
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,483
Verizon Communications, Inc. 1.75% 1/20/2031		15,450	12,023
Verizon Communications, Inc. 2.55% 3/21/2031		7,535	6,215
Verizon Communications, Inc. 2.355% 3/15/2032		2,815	2,239
Verizon Communications, Inc. 3.40% 3/22/2041		2,050	1,549
Verizon Communications, Inc. 2.875% 11/20/2050		3,000	1,894
Verizon Communications, Inc. 3.55% 3/22/2051		1,975	1,416
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,408
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,340
WarnerMedia Holdings, Inc. 3.428% 3/15/2024[2]		6,552	6,364
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[2]		3,056	2,909

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[2]	USD	9,501	$8,569
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[2]		1,316	1,141
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[2]		4,932	4,075
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[2]		3,147	2,419
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[2]		10,630	7,769
WarnerMedia Holdings, Inc. 5.391% 3/15/2062[2]		2,802	2,057
ZipRecruiter, Inc. 5.00% 1/15/2030[2]		1,500	1,239
			338,426

Industrials 3.13%
ADT Security Corp. 4.125% 8/1/2029[2]		510	434
Air Lease Corp. 0.80% 8/18/2024		3,175	2,926
Air Lease Corp. 2.875% 1/15/2026		10,172	9,423
Air Lease Corp. 2.20% 1/15/2027		4,341	3,789
Air Lease Corp. 2.10% 9/1/2028		2,450	2,000
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		12,514	11,987
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[2]		8,333	7,181
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		3,302	2,997
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[2]		8,000	6,857
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[2]		2,142	1,715
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]		1,680	1,590
Boeing Company 4.508% 5/1/2023		11,358	11,338
Boeing Company 1.95% 2/1/2024		5,646	5,441
Boeing Company 2.80% 3/1/2024		500	485
Boeing Company 4.875% 5/1/2025		32,512	32,292
Boeing Company 2.75% 2/1/2026		18,384	17,057
Boeing Company 2.196% 2/4/2026		18,411	16,748
Boeing Company 3.10% 5/1/2026		649	611
Boeing Company 2.70% 2/1/2027		6,473	5,852
Boeing Company 5.04% 5/1/2027		14,350	14,215
Boeing Company 3.25% 2/1/2028		11,379	10,353
Boeing Company 3.25% 3/1/2028		1,925	1,724
Boeing Company 5.15% 5/1/2030		42,874	41,935
Boeing Company 3.625% 2/1/2031		1,602	1,408
Boeing Company 3.90% 5/1/2049		1,411	997
Boeing Company 5.805% 5/1/2050		4,122	3,843
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,982	1,769
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		3,131	2,602
Canadian Pacific Railway, Ltd. 3.00% 12/2/2041		1,677	1,271
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		3,111	2,106
Carrier Global Corp. 3.377% 4/5/2040		15,000	11,443
CSX Corp. 4.10% 11/15/2032		8,010	7,534
CSX Corp. 4.50% 11/15/2052		6,670	5,828
Dun & Bradstreet Corp. 5.00% 12/15/2029[2]		2,798	2,398
Eaton Corp. 4.15% 3/15/2033		1,518	1,416
Eaton Corp. 4.70% 8/23/2052		535	487
General Dynamics Corp. 3.625% 4/1/2030		675	629
Mexico City Airport Trust 5.50% 10/31/2046		1,959	1,512
Mexico City Airport Trust 5.50% 7/31/2047		5,909	4,564
Mexico City Airport Trust 5.50% 7/31/2047[2]		1,132	874
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[2]		2,690	2,441
Norfolk Southern Corp. 4.55% 6/1/2053		1,188	1,039
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,021
Raytheon Technologies Corp. 1.90% 9/1/2031		3,087	2,431
Raytheon Technologies Corp. 2.375% 3/15/2032		1,321	1,073
Raytheon Technologies Corp. 2.82% 9/1/2051		665	434
Raytheon Technologies Corp. 3.03% 3/15/2052		1,190	812
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,309
Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]		503	530

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/2031[2]	USD	2,550	$1,962
Triton Container International, Ltd. 1.15% 6/7/2024[2]		1,609	1,489
Triton Container International, Ltd. 3.15% 6/15/2031[2]		2,482	1,934
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,002
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,820
Union Pacific Corp. 2.375% 5/20/2031		3,938	3,326
Union Pacific Corp. 2.80% 2/14/2032		6,734	5,832
Union Pacific Corp. 3.375% 2/14/2042		530	424
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,078
Union Pacific Corp. 2.95% 3/10/2052		1,405	957
United Rentals, Inc. 5.50% 5/15/2027		2,500	2,472
United Technologies Corp. 3.125% 5/4/2027		4,551	4,245
United Technologies Corp. 4.125% 11/16/2028		4,974	4,771
Waste Management, Inc. 4.15% 4/15/2032		2,155	2,057
			320,090

Energy 2.54%
Antero Resources Corp. 5.375% 3/1/2030[2]		280	260
Apache Corp. 4.625% 11/15/2025		645	624
Apache Corp. 4.25% 1/15/2030		2,465	2,186
Apache Corp. 5.35% 7/1/2049		800	648
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,020
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	702
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		1,151	1,086
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,756
Cenovus Energy, Inc. 4.25% 4/15/2027		13,613	13,032
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,378
Cenovus Energy, Inc. 5.25% 6/15/2037		770	704
Cenovus Energy, Inc. 5.40% 6/15/2047		14,816	13,323
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	746
Chevron Corp. 2.954% 5/16/2026		3,365	3,196
Chevron Corp. 3.078% 5/11/2050		692	500
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,850
DT Midstream, Inc. 4.125% 6/15/2029[2]		555	478
Ecopetrol SA 5.875% 5/28/2045		452	316
Enbridge, Inc. 4.00% 10/1/2023		1,500	1,488
Energy Transfer Partners, LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]		7,850	6,682
Energy Transfer Partners, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2049)[1]		500	373
EQT Corp. 5.70% 4/1/2028		1,223	1,218
EQT Corp. 7.25% 2/1/2030[1]		7,500	7,791
Equinor ASA 3.625% 9/10/2028		4,928	4,673
Equinor ASA 3.125% 4/6/2030		20,000	18,004
Equinor ASA 3.25% 11/18/2049		5,687	4,159
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,417
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	911
Occidental Petroleum Corp. 8.875% 7/15/2030		630	712
Odebrecht Drilling Norbe 7.35% PIK 12/1/2026[2,4]		40	22
Odebrecht Drilling Norbe 0% perpetual bonds[2]		1,150	3
Oleoducto Central SA 4.00% 7/14/2027[2]		1,715	1,516
Oleoducto Central SA 4.00% 7/14/2027		350	309
Petróleos Mexicanos 3.50% 1/30/2023		1,500	1,496
Petróleos Mexicanos 6.875% 10/16/2025		5,000	4,903
Petróleos Mexicanos 6.875% 8/4/2026		24,876	23,550
Petróleos Mexicanos 6.49% 1/23/2027		20,653	18,867
Petróleos Mexicanos 6.50% 3/13/2027		31,829	29,102
Petróleos Mexicanos 6.50% 1/23/2029		3,139	2,694
Petróleos Mexicanos 8.75% 6/2/2029		5,805	5,451
Petróleos Mexicanos 6.70% 2/16/2032		14,854	11,693

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Qatar Petroleum 2.25% 7/12/2031[2]	USD	22,020	$18,281
Qatar Petroleum 3.125% 7/12/2041[2]		7,310	5,644
Qatar Petroleum 3.30% 7/12/2051[2]		2,185	1,619
SA Global Sukuk, Ltd. 1.602% 6/17/2026[2]		7,645	6,842
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		5,148	5,152
Shell International Finance BV 3.875% 11/13/2028		9,410	9,081
Shell International Finance BV 2.75% 4/6/2030		1,186	1,043
Southwestern Energy Co. 5.95% 1/23/2025[1]		495	487
Total Capital Canada, Ltd. 2.75% 7/15/2023		2,140	2,113
Total Capital International 3.455% 2/19/2029		885	822
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		1,578	1,449
Western Midstream Operating, LP 3.35% 2/1/2025[1]		2,782	2,637
Western Midstream Operating, LP 4.30% 2/1/2030[1]		2,202	1,927
Western Midstream Operating, LP 5.50% 2/1/2050[1]		3,079	2,542
Williams Partners, LP 4.50% 11/15/2023		500	497
Williams Partners, LP 4.30% 3/4/2024		595	588
			259,563

Consumer staples 1.83%
7-Eleven, Inc. 1.80% 2/10/2031[2]		4,676	3,582
7-Eleven, Inc. 2.80% 2/10/2051[2]		5,000	3,082
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,494
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,196
Altria Group, Inc. 5.95% 2/14/2049		8,434	7,539
Anheuser-Busch InBev NV 4.75% 1/23/2029		7,500	7,419
Anheuser-Busch InBev NV 5.55% 1/23/2049		5,000	4,971
Anheuser-Busch InBev NV 4.50% 6/1/2050		1,355	1,192
British American Tobacco International Finance PLC 3.95% 6/15/2025[2]		16,879	16,226
British American Tobacco International Finance PLC 1.668% 3/25/2026		4,070	3,611
British American Tobacco PLC 3.557% 8/15/2027		9,561	8,750
British American Tobacco PLC 4.448% 3/16/2028		3,065	2,844
British American Tobacco PLC 2.259% 3/25/2028		4,348	3,616
British American Tobacco PLC 4.742% 3/16/2032		2,675	2,381
British American Tobacco PLC 4.39% 8/15/2037		1,500	1,171
British American Tobacco PLC 4.54% 8/15/2047		13,490	9,582
British American Tobacco PLC 4.758% 9/6/2049		21,450	15,620
British American Tobacco PLC 5.65% 3/16/2052		430	356
Conagra Brands, Inc. 5.30% 11/1/2038		436	412
Conagra Brands, Inc. 5.40% 11/1/2048		57	53
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,035
Constellation Brands, Inc. 4.35% 5/9/2027		890	868
Constellation Brands, Inc. 2.875% 5/1/2030		620	529
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,185
Constellation Brands, Inc. 4.75% 5/9/2032		2,284	2,205
Imperial Tobacco Finance PLC 6.125% 7/27/2027[2]		1,810	1,804
JBS USA Lux SA 2.50% 1/15/2027[2]		3,880	3,399
JBS USA Lux SA 3.00% 2/2/2029[2]		2,709	2,248
JBS USA Lux SA 5.50% 1/15/2030[2]		435	415
JBS USA Lux SA 3.625% 1/15/2032[2]		1,430	1,160
JBS USA Lux SA 3.00% 5/15/2032[2]		3,430	2,635
JBS USA Lux SA 5.75% 4/1/2033[2]		7,368	7,046
Kraft Heinz Company 5.50% 6/1/2050		2,725	2,619
PepsiCo, Inc. 1.95% 10/21/2031		6,979	5,658
Philip Morris International, Inc. 5.00% 11/17/2025		6,555	6,592
Philip Morris International, Inc. 5.125% 11/17/2027		4,898	4,942
Philip Morris International, Inc. 5.625% 11/17/2029		4,309	4,382
Philip Morris International, Inc. 5.75% 11/17/2032		6,327	6,470
Philip Morris International, Inc. 4.125% 3/4/2043		4,117	3,270
Philip Morris International, Inc. 4.875% 11/15/2043		5,433	4,774
PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031		3,110	2,590

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
PT Indofood CBP Sukses Makmur Tbk 4.745% 6/9/2051	USD	685	$507
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,267
Reynolds American, Inc. 5.85% 8/15/2045		1,688	1,445
Wal-Mart Stores, Inc. 4.15% 9/9/2032		570	557
Wal-Mart Stores, Inc. 4.50% 9/9/2052		480	460
			187,159

Information technology 0.82%
Analog Devices, Inc. 2.80% 10/1/2041		521	383
Apple, Inc. 2.70% 8/5/2051		7,080	4,701
Apple, Inc. 3.95% 8/8/2052		1,805	1,544
Block, Inc. 2.75% 6/1/2026		1,975	1,767
Block, Inc. 3.50% 6/1/2031		825	659
Broadcom Corp. 3.875% 1/15/2027		7,027	6,657
Broadcom, Inc. 4.00% 4/15/2029[2]		1,470	1,338
Broadcom, Inc. 4.15% 4/15/2032[2]		2,270	1,999
Broadcom, Inc. 3.469% 4/15/2034[2]		33,872	27,121
Broadcom, Inc. 3.137% 11/15/2035[2]		2,149	1,587
Broadcom, Inc. 3.187% 11/15/2036[2]		4,803	3,465
Broadcom, Inc. 4.926% 5/15/2037[2]		4,049	3,547
Global Payments, Inc. 2.90% 11/15/2031		1,005	795
Oracle Corp. 1.65% 3/25/2026		4,867	4,363
Oracle Corp. 2.30% 3/25/2028		6,875	5,967
Oracle Corp. 2.875% 3/25/2031		3,345	2,782
Oracle Corp. 3.95% 3/25/2051		4,869	3,490
PayPal Holdings, Inc. 5.05% 6/1/2052		3,775	3,439
salesforce.com, inc. 1.95% 7/15/2031		3,775	3,019
salesforce.com, inc. 2.70% 7/15/2041		875	628
salesforce.com, inc. 2.90% 7/15/2051		5,140	3,393
salesforce.com, inc. 3.05% 7/15/2061		265	170
VeriSign, Inc. 2.70% 6/15/2031		1,494	1,220
			84,034

Real estate 0.70%
American Tower Corp. 1.45% 9/15/2026		657	574
American Tower Corp. 3.65% 3/15/2027		2,291	2,143
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[2]		395	318
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	876
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,161
Corporate Office Properties, LP 2.90% 12/1/2033		564	402
Equinix, Inc. 2.90% 11/18/2026		3,287	3,009
Equinix, Inc. 3.20% 11/18/2029		3,846	3,356
Equinix, Inc. 2.50% 5/15/2031		7,760	6,254
Equinix, Inc. 3.90% 4/15/2032		1,155	1,029
Equinix, Inc. 3.40% 2/15/2052		1,201	823
Extra Space Storage, Inc. 2.35% 3/15/2032		698	530
FibraSOMA 4.375% 7/22/2031[2]		1,475	1,105
Hospitality Properties Trust 4.50% 3/15/2025		855	739
Hospitality Properties Trust 3.95% 1/15/2028		1,710	1,217
Howard Hughes Corp. 4.375% 2/1/2031[2]		675	547
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	636
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,048	1,518
Invitation Homes Operating Partnership, LP 2.70% 1/15/2034		660	483
Iron Mountain, Inc. 4.875% 9/15/2027[2]		1,605	1,479
Iron Mountain, Inc. 5.25% 3/15/2028[2]		3,500	3,226
Iron Mountain, Inc. 5.25% 7/15/2030[2]		675	588
Omega Healthcare Investors, Inc. 4.375% 8/1/2023		186	185
Piedmont Operating Partnership, LP 4.45% 3/15/2024		1,000	983
Public Storage 1.95% 11/9/2028		993	849
Public Storage 2.30% 5/1/2031		3,195	2,601

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Scentre Group 3.50% 2/12/2025[2]	USD	4,565	$4,372
Sun Communities Operating, LP 2.30% 11/1/2028		1,026	856
Sun Communities Operating, LP 2.70% 7/15/2031		3,877	3,070
VICI Properties, LP 4.375% 5/15/2025		670	652
VICI Properties, LP 4.75% 2/15/2028		6,844	6,505
VICI Properties, LP 4.95% 2/15/2030		5,515	5,257
VICI Properties, LP 4.125% 8/15/2030[2]		425	373
VICI Properties, LP 5.125% 5/15/2032		11,766	10,917
VICI Properties, LP 5.625% 5/15/2052		2,695	2,388
			71,021

Materials 0.13%
Air Products and Chemicals, Inc. 2.70% 5/15/2040		2,911	2,178
Celanese US Holdings, LLC 6.05% 3/15/2025		195	194
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,840
Celanese US Holdings, LLC 6.33% 7/15/2029		775	755
Celanese US Holdings, LLC 6.379% 7/15/2032		2,055	1,960
Glencore Funding, LLC 2.625% 9/23/2031[2]		790	631
Glencore Funding, LLC 3.375% 9/23/2051[2]		370	242
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]		3,536	2,813
Methanex Corp. 5.125% 10/15/2027		510	474
Nova Chemicals Corp. 4.25% 5/15/2029[2]		425	348
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,384	1,188
			13,623

Municipals 0.01%
Aeropuerto International de Tocume SA 4.00% 8/11/2041[2]		730	603
Aeropuerto International de Tocume SA 5.125% 8/11/2061[2]		565	464
			1,067

Total corporate bonds, notes & loans			3,535,583

U.S. Treasury bonds & notes 27.43%
U.S. Treasury 14.76%
U.S. Treasury 0.125% 5/31/2023		39,035	38,325
U.S. Treasury 2.25% 12/31/2023		24,768	24,174
U.S. Treasury 1.50% 2/29/2024		9,807	9,455
U.S. Treasury 2.50% 4/30/2024		22,390	21,755
U.S. Treasury 0.375% 9/15/2024		15,740	14,672
U.S. Treasury 4.50% 11/30/2024		38,095	38,103
U.S. Treasury 3.00% 7/15/2025		97,643	94,593
U.S. Treasury 4.00% 12/15/2025		67,475	67,053
U.S. Treasury 0.375% 12/31/2025		44,080	39,409
U.S. Treasury 0.375% 1/31/2026		40,000	35,602
U.S. Treasury 0.75% 5/31/2026		20,625	18,401
U.S. Treasury 0.75% 8/31/2026		26,766	23,705
U.S. Treasury 1.375% 8/31/2026		45,000	40,809
U.S. Treasury 0.50% 4/30/2027		45,625	39,295
U.S. Treasury 2.75% 4/30/2027		11,500	10,903
U.S. Treasury 2.25% 11/15/2027[5]		105,830	97,546
U.S. Treasury 6.125% 11/15/2027		24,000	26,188
U.S. Treasury 3.875% 11/30/2027		46,272	46,021
U.S. Treasury 1.25% 5/31/2028		21,480	18,605
U.S. Treasury 3.875% 11/30/2029		149	148
U.S. Treasury 3.875% 12/31/2029		5,750	5,710
U.S. Treasury 1.625% 5/15/2031		1,630	1,372
U.S. Treasury 4.125% 11/15/2032		15,000	15,299
U.S. Treasury 4.25% 5/15/2039		106,700	110,123
U.S. Treasury 1.125% 5/15/2040		124,213	77,947
U.S. Treasury 1.375% 11/15/2040		40,000	26,058
U.S. Treasury 1.875% 2/15/2041		46,900	33,221

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.00% 11/15/2041	USD	247		$177
U.S. Treasury 2.375% 2/15/2042		3,271		2,500
U.S. Treasury 4.00% 11/15/2042		766		751
U.S. Treasury 3.00% 2/15/2049		123,340		102,162
U.S. Treasury 1.25% 5/15/2050		21,285		11,514
U.S. Treasury 2.00% 8/15/2051		1,587		1,044
U.S. Treasury 1.875% 11/15/2051		4,670		2,974
U.S. Treasury 3.00% 8/15/2052[5]		493,436		409,137
U.S. Treasury 4.00% 11/15/2052		3,800		3,820
				1,508,571

U.S. Treasury inflation-protected securities 12.67%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[6]		206,245		205,862
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[6]		85,927		85,102
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[6]		6,574		6,498
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[6]		255,440		250,190
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		29,208		28,425
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[6]		250,395		242,546
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[6]		57,910		55,812
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[6]		26,921		25,840
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		28,626		27,283
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		71,002		68,225
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[6]		3,300		3,168
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		13,368		12,538
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		66,635		62,091
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[6]		85,852		80,941
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[6]		21,184		21,157
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[5,6]		90,600		85,240
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[6]		20,209		17,930
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		13,385		11,811
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		6,118		3,947
				1,294,606

Total U.S. Treasury bonds & notes				2,803,177

Mortgage-backed obligations 25.81%
Federal agency mortgage-backed obligations 23.23%
Fannie Mae Pool #254764 5.50% 6/1/2023[7]		—	[8]	—	[8]
Fannie Mae Pool #AB1068 4.50% 5/1/2025[7]		37		37
Fannie Mae Pool #256133 4.50% 1/1/2026[7]		32		31
Fannie Mae Pool #AR3058 3.00% 1/1/2028[7]		75		72
Fannie Mae Pool #AS8018 3.00% 9/1/2031[7]		44		42
Fannie Mae Pool #BM4741 3.00% 4/1/2032[7]		28		27
Fannie Mae Pool #913966 6.00% 2/1/2037[7]		34		36
Fannie Mae Pool #945680 6.00% 9/1/2037[7]		426		444
Fannie Mae Pool #924866 2.765% 10/1/2037[3,7]		419		410
Fannie Mae Pool #988588 5.50% 8/1/2038[7]		185		192
Fannie Mae Pool #889982 5.50% 11/1/2038[7]		919		953
Fannie Mae Pool #AB1297 5.00% 8/1/2040[7]		191		194
Fannie Mae Pool #AH8144 5.00% 4/1/2041[7]		805		810
Fannie Mae Pool #AH9479 5.00% 4/1/2041[7]		754		764
Fannie Mae Pool #AI1862 5.00% 5/1/2041[7]		952		963
Fannie Mae Pool #AI3510 5.00% 6/1/2041[7]		524		530
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[7]		444		452
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[7]		321		325
Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]		9,994		8,437
Fannie Mae Pool #MA4540 2.00% 2/1/2042[7]		2,628		2,218
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[7]		42		40
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		2,819		2,610
Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]		896		833
Fannie Mae Pool #BD1968 4.00% 7/1/2046[7]		792		757

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BD5477 4.00% 7/1/2046[7]	USD	137	$132
Fannie Mae Pool #BE0592 4.00% 11/1/2046[7]		313	295
Fannie Mae Pool #MA3058 4.00% 7/1/2047[7]		42	40
Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]		4,696	4,364
Fannie Mae Pool #CA0706 4.00% 11/1/2047[7]		91	87
Fannie Mae Pool #BM4413 4.50% 12/1/2047[7]		2,854	2,812
Fannie Mae Pool #CA1189 3.50% 2/1/2048[7]		1,384	1,285
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[7]		16	16
Fannie Mae Pool #BF0293 3.00% 7/1/2048[7]		6,893	6,129
Fannie Mae Pool #BF0318 3.50% 8/1/2048[7]		5,642	5,198
Fannie Mae Pool #FM4891 3.50% 10/1/2048[7]		20,838	19,368
Fannie Mae Pool #BM4676 4.00% 10/1/2048[7]		13	12
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		738	684
Fannie Mae Pool #CA3807 3.00% 7/1/2049[7]		1,416	1,267
Fannie Mae Pool #CA3806 3.00% 7/1/2049[7]		913	818
Fannie Mae Pool #FM1262 4.00% 7/1/2049[7]		22,731	21,695
Fannie Mae Pool #FM0007 3.50% 9/1/2049[7]		15,691	14,461
Fannie Mae Pool #FM1589 3.50% 9/1/2049[7]		4,398	4,048
Fannie Mae Pool #FM1954 3.50% 11/1/2049[7]		6,796	6,252
Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]		6,170	5,302
Fannie Mae Pool #FM5507 3.00% 7/1/2050[7]		18,556	16,591
Fannie Mae Pool #CA6309 3.00% 7/1/2050[7]		6,665	5,981
Fannie Mae Pool #BP6715 2.00% 9/1/2050[7]		1	1
Fannie Mae Pool #CA7028 2.50% 9/1/2050[7]		1,108	957
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[7]		1,935	1,646
Fannie Mae Pool #CA7257 2.50% 10/1/2050[7]		314	270
Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]		7,463	6,437
Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]		18,989	17,095
Fannie Mae Pool #MA4208 2.00% 12/1/2050[7]		12,762	10,450
Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]		6,306	5,420
Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]		21,666	17,724
Fannie Mae Pool #MA4305 2.00% 4/1/2051[7]		33	27
Fannie Mae Pool #BR1035 2.00% 5/1/2051[7]		20	16
Fannie Mae Pool #FM7510 3.00% 6/1/2051[7]		242	213
Fannie Mae Pool #FM7900 2.50% 7/1/2051[7]		533	457
Fannie Mae Pool #FM8442 2.50% 8/1/2051[7]		9,106	7,723
Fannie Mae Pool #CB1527 2.50% 9/1/2051[7]		1,264	1,074
Fannie Mae Pool #FS0965 2.00% 11/1/2051[7]		156	128
Fannie Mae Pool #CB2402 2.50% 12/1/2051[7]		4,932	4,181
Fannie Mae Pool #FM9846 2.50% 12/1/2051[7]		569	483
Fannie Mae Pool #CB2787 3.50% 12/1/2051[7]		27	25
Fannie Mae Pool #FS2776 2.50% 1/1/2052[7]		3,264	2,769
Fannie Mae Pool #CB2765 2.00% 2/1/2052[7]		6,870	5,649
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		41,218	36,792
Fannie Mae Pool #CB3744 2.50% 3/1/2052[7]		1,000	848
Fannie Mae Pool #CB3170 3.00% 3/1/2052[7]		392	345
Fannie Mae Pool #BV7773 2.50% 4/1/2052[7]		9,356	7,942
Fannie Mae Pool #BV5370 2.50% 4/1/2052[7]		8,486	7,196
Fannie Mae Pool #BV2994 2.50% 4/1/2052[7]		3,401	2,887
Fannie Mae Pool #MA4578 2.50% 4/1/2052[7]		780	662
Fannie Mae Pool #BV7521 2.50% 5/1/2052[7]		1,000	848
Fannie Mae Pool #CB3495 3.00% 5/1/2052[7]		1,174	1,031
Fannie Mae Pool #MA4599 3.00% 5/1/2052[7]		500	439
Fannie Mae Pool #BV9975 2.50% 6/1/2052[7]		3,301	2,802
Fannie Mae Pool #BV2452 3.00% 6/1/2052[7]		739	649
Fannie Mae Pool #CB4159 4.00% 7/1/2052[7]		1,689	1,586
Fannie Mae Pool #BW1001 4.50% 7/1/2052[7]		675	651
Fannie Mae Pool #BV2562 4.50% 7/1/2052[7]		522	503
Fannie Mae Pool #MA4699 3.50% 8/1/2052[7]		900	819
Fannie Mae Pool #MA4700 4.00% 8/1/2052[7]		2,823	2,651
Fannie Mae Pool #BV8024 4.00% 8/1/2052[7]		2,138	2,008

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW9409 4.50% 8/1/2052[7]	USD	1,998		$1,925
Fannie Mae Pool #BW5751 4.50% 8/1/2052[7]		1,983		1,910
Fannie Mae Pool #BW2284 4.50% 8/1/2052[7]		1,944		1,873
Fannie Mae Pool #BW6191 4.50% 8/1/2052[7]		999		965
Fannie Mae Pool #BW7611 4.50% 8/1/2052[7]		974		938
Fannie Mae Pool #BW8077 4.50% 8/1/2052[7]		90		86
Fannie Mae Pool #MA4732 4.00% 9/1/2052[7]		9,060		8,508
Fannie Mae Pool #BW7326 4.00% 9/1/2052[7]		1,831		1,720
Fannie Mae Pool #BW9348 4.00% 9/1/2052[7]		1,588		1,491
Fannie Mae Pool #BW8103 4.00% 9/1/2052[7]		1,504		1,412
Fannie Mae Pool #BV0952 4.50% 9/1/2052[7]		4,153		4,001
Fannie Mae Pool #BW3812 4.50% 9/1/2052[7]		3,994		3,848
Fannie Mae Pool #BW9386 4.50% 9/1/2052[7]		2,996		2,888
Fannie Mae Pool #BV0957 4.50% 9/1/2052[7]		2,996		2,887
Fannie Mae Pool #BW8692 4.50% 9/1/2052[7]		999		963
Fannie Mae Pool #BW9180 4.50% 9/1/2052[7]		420		405
Fannie Mae Pool #BW8497 4.50% 9/1/2052[7]		65		63
Fannie Mae Pool #BW7702 4.50% 9/1/2052[7]		42		40
Fannie Mae Pool #MA4761 5.00% 9/1/2052[7]		36,426		35,956
Fannie Mae Pool #BW1295 3.50% 10/1/2052[7]		574		522
Fannie Mae Pool #BW8980 4.00% 10/1/2052[7]		5,933		5,571
Fannie Mae Pool #BW1210 4.00% 10/1/2052[7]		4,482		4,208
Fannie Mae Pool #BW7356 4.00% 10/1/2052[7]		3,728		3,500
Fannie Mae Pool #BX0509 4.00% 10/1/2052[7]		1,604		1,506
Fannie Mae Pool #CB4794 4.50% 10/1/2052[7]		15,949		15,370
Fannie Mae Pool #MA4784 4.50% 10/1/2052[7]		10,684		10,294
Fannie Mae Pool #BW8745 4.50% 10/1/2052[7]		4,974		4,792
Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]		2,995		2,885
Fannie Mae Pool #BW7795 4.50% 10/1/2052[7]		496		478
Fannie Mae Pool #BW8592 4.50% 10/1/2052[7]		149		143
Fannie Mae Pool #MA4820 6.50% 10/1/2052[7]		294		303
Fannie Mae Pool #MA4854 2.50% 11/1/2052[7]		902		765
Fannie Mae Pool #MA4803 3.50% 11/1/2052[7]		7,069		6,431
Fannie Mae Pool #MA4804 4.00% 11/1/2052[7]		9,106		8,550
Fannie Mae Pool #BW1310 4.00% 11/1/2052[7]		1,677		1,574
Fannie Mae Pool #BX1042 4.50% 11/1/2052[7]		548		528
Fannie Mae Pool #BX1516 4.50% 11/1/2052[7]		542		523
Fannie Mae Pool #BX1035 4.50% 11/1/2052[7]		308		297
Fannie Mae Pool #BX3075 4.50% 11/1/2052[7]		291		280
Fannie Mae Pool #BX2558 4.50% 11/1/2052[7]		62		60
Fannie Mae Pool #MA4805 4.50% 11/1/2052[7]		36		35
Fannie Mae Pool #BW1380 4.50% 12/1/2052[7]		13,486		12,993
Fannie Mae Pool #MA4840 4.50% 12/1/2052[7]		4,721		4,549
Fannie Mae Pool #MA4841 5.00% 12/1/2052[7]		4,013		3,961
Fannie Mae Pool #MA4877 6.50% 12/1/2052[7]		58,203		59,707
Fannie Mae Pool #BX4022 6.50% 12/1/2052[7]		200		205
Fannie Mae Pool #MA4868 5.00% 1/1/2053[7]		8,583		8,472
Fannie Mae Pool #MA4895 6.50% 1/1/2053[7]		4,225		4,335
Fannie Mae Pool #BF0145 3.50% 3/1/2057[7]		11,899		10,887
Fannie Mae Pool #BF0264 3.50% 5/1/2058[7]		9,059		8,322
Fannie Mae Pool #BF0332 3.00% 1/1/2059[7]		19,463		17,158
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		22,447		19,666
Fannie Mae Pool #BF0585 4.50% 12/1/2061[7]		1,326		1,293
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[3,7]		—	[8]	—	[8]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[7]		7		7
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]		17		19
Fannie Mae, Series 2002-W1, Class 2A, 4.915% 2/25/2042[3,7]		21		21
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[7]		113		108
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[7]		2,445		2,346
Freddie Mac Pool #A15120 5.50% 10/1/2033[7]		51		52
Freddie Mac Pool #QN1073 3.00% 12/1/2034[7]		46		44

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #G05196 5.50% 10/1/2038[7]	USD	50	$52
Freddie Mac Pool #G05267 5.50% 12/1/2038[7]		37	39
Freddie Mac Pool #G06020 5.50% 12/1/2039[7]		72	75
Freddie Mac Pool #G05860 5.50% 2/1/2040[7]		265	275
Freddie Mac Pool #A93948 4.50% 9/1/2040[7]		157	156
Freddie Mac Pool #G06868 4.50% 4/1/2041[7]		177	176
Freddie Mac Pool #G06841 5.50% 6/1/2041[7]		422	439
Freddie Mac Pool #RB5138 2.00% 12/1/2041[7]		2,632	2,222
Freddie Mac Pool #RB5145 2.00% 2/1/2042[7]		2,569	2,169
Freddie Mac Pool #RB5148 2.00% 3/1/2042[7]		5,501	4,643
Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]		20,778	18,802
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[7]		109	98
Freddie Mac Pool #G08789 4.00% 11/1/2047[7]		628	603
Freddie Mac Pool #G61733 3.00% 12/1/2047[7]		5,178	4,642
Freddie Mac Pool #G67709 3.50% 3/1/2048[7]		13,489	12,616
Freddie Mac Pool #G61628 3.50% 9/1/2048[7]		330	307
Freddie Mac Pool #Q58494 4.00% 9/1/2048[7]		1,273	1,217
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[7]		751	693
Freddie Mac Pool #RA1369 3.50% 9/1/2049[7]		1,997	1,840
Freddie Mac Pool #SD7508 3.50% 10/1/2049[7]		10,988	10,187
Freddie Mac Pool #QA4673 3.00% 11/1/2049[7]		29,606	26,538
Freddie Mac Pool #SD8090 2.00% 9/1/2050[7]		1,362	1,115
Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]		2,836	2,321
Freddie Mac Pool #SD8128 2.00% 2/1/2051[7]		115	94
Freddie Mac Pool #SD8134 2.00% 3/1/2051[7]		191	156
Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]		2,916	2,387
Freddie Mac Pool #SD1852 2.50% 6/1/2051[7]		13,776	11,687
Freddie Mac Pool #QC2817 2.50% 6/1/2051[7]		2,789	2,389
Freddie Mac Pool #QC7173 2.50% 9/1/2051[7]		3,203	2,723
Freddie Mac Pool #QD1746 2.50% 11/1/2051[7]		3,044	2,585
Freddie Mac Pool #SD1385 2.50% 11/1/2051[7]		1,671	1,434
Freddie Mac Pool #RA6485 3.00% 12/1/2051[7]		35,637	31,327
Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]		11,001	9,407
Freddie Mac Pool #QD5725 2.50% 1/1/2052[7]		2,995	2,544
Freddie Mac Pool #QD4799 2.50% 1/1/2052[7]		1,000	848
Freddie Mac Pool #RA6608 3.00% 2/1/2052[7]		888	780
Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]		867	790
Freddie Mac Pool #QE0327 2.50% 4/1/2052[7]		1,000	849
Freddie Mac Pool #QE2020 2.50% 5/1/2052[7]		7,000	5,941
Freddie Mac Pool #SD8219 2.50% 6/1/2052[7]		73,484	62,311
Freddie Mac Pool #SD8220 3.00% 6/1/2052[7]		3,363	2,957
Freddie Mac Pool #QE4855 3.50% 6/1/2052[7]		68	62
Freddie Mac Pool #QE4084 6.50% 6/1/2052[7]		333	345
Freddie Mac Pool #SD8234 2.50% 8/1/2052[7]		5,524	4,684
Freddie Mac Pool #SD8237 4.00% 8/1/2052[7]		2,186	2,053
Freddie Mac Pool #QE9057 4.00% 8/1/2052[7]		1,368	1,285
Freddie Mac Pool #QE8065 4.50% 8/1/2052[7]		4,104	3,954
Freddie Mac Pool #QE7539 4.50% 8/1/2052[7]		2,160	2,083
Freddie Mac Pool #QE8253 4.50% 8/1/2052[7]		1,712	1,649
Freddie Mac Pool #QE6903 4.50% 8/1/2052[7]		248	239
Freddie Mac Pool #QE7702 4.50% 8/1/2052[7]		35	34
Freddie Mac Pool #SD8242 3.00% 9/1/2052[7]		73	64
Freddie Mac Pool #QE9625 4.00% 9/1/2052[7]		1,763	1,655
Freddie Mac Pool #SD8244 4.00% 9/1/2052[7]		1,457	1,368
Freddie Mac Pool #QE9919 4.50% 9/1/2052[7]		23,534	22,676
Freddie Mac Pool #QF0313 4.50% 9/1/2052[7]		9,988	9,636
Freddie Mac Pool #QF0660 4.50% 9/1/2052[7]		2,996	2,889
Freddie Mac Pool #QE9813 4.50% 9/1/2052[7]		406	392
Freddie Mac Pool #QF0820 4.50% 9/1/2052[7]		366	353
Freddie Mac Pool #RA7930 4.50% 9/1/2052[7]		306	295
Freddie Mac Pool #QF1205 4.50% 9/1/2052[7]		298	287

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QF0311 5.00% 9/1/2052[7]	USD	17,998	$17,766
Freddie Mac Pool #QF2029 3.00% 10/1/2052[7]		696	612
Freddie Mac Pool #QF1464 4.00% 10/1/2052[7]		1,691	1,588
Freddie Mac Pool #QF2379 4.50% 10/1/2052[7]		4,994	4,816
Freddie Mac Pool #QF1254 4.50% 10/1/2052[7]		3,226	3,108
Freddie Mac Pool #QF1849 4.50% 10/1/2052[7]		2,140	2,062
Freddie Mac Pool #QF2136 4.50% 10/1/2052[7]		1,908	1,838
Freddie Mac Pool #QF0819 4.50% 10/1/2052[7]		863	833
Freddie Mac Pool #QF2380 4.50% 10/1/2052[7]		632	611
Freddie Mac Pool #QF2845 4.50% 10/1/2052[7]		537	518
Freddie Mac Pool #QF2182 4.50% 10/1/2052[7]		303	292
Freddie Mac Pool #QF0866 4.50% 10/1/2052[7]		126	121
Freddie Mac Pool #SD8263 3.00% 11/1/2052[7]		14,713	12,932
Freddie Mac Pool #SD8264 3.50% 11/1/2052[7]		4,331	3,940
Freddie Mac Pool #QF3144 3.50% 11/1/2052[7]		673	614
Freddie Mac Pool #SD1896 4.00% 11/1/2052[7]		20,313	19,355
Freddie Mac Pool #SD1894 4.00% 11/1/2052[7]		7,177	6,853
Freddie Mac Pool #QF3364 4.00% 11/1/2052[7]		2,753	2,585
Freddie Mac Pool #QF2936 4.50% 11/1/2052[7]		2,907	2,801
Freddie Mac Pool #QF2846 4.50% 11/1/2052[7]		998	961
Freddie Mac Pool #QF3276 5.50% 11/1/2052[7]		703	707
Freddie Mac Pool #QF2862 6.50% 11/1/2052[7]		100	103
Freddie Mac Pool #SD8280 6.50% 11/1/2052[7]		53	54
Freddie Mac Pool #QF3956 4.50% 12/1/2052[7]		18,992	18,299
Freddie Mac Pool #SD8275 4.50% 12/1/2052[7]		2,480	2,390
Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]		32,354	31,937
Freddie Mac Pool #QF4754 5.00% 12/1/2052[7]		3,000	2,961
Freddie Mac Pool #QF4185 6.50% 12/1/2052[7]		668	685
Freddie Mac Pool #SD8284 3.00% 1/1/2053[7]		4,597	4,040
Freddie Mac Pool #SD8288 5.00% 1/1/2053[7]		1,671	1,649
Freddie Mac Pool #SD8282 6.50% 1/1/2053[7]		59,134	60,661
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[7]		58	58
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[7]		125	126
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[7]		121	100
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[7]		118	99
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		8,360	7,937
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		1,930	1,821
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[7]		10,720	10,343
Government National Mortgage Assn. 2.00% 1/1/2053[7,9]		14,785	12,394
Government National Mortgage Assn. 3.00% 1/1/2053[7,9]		9,533	8,491
Government National Mortgage Assn. 3.50% 1/1/2053[7,9]		33,185	30,495
Government National Mortgage Assn. 4.00% 1/1/2053[7,9]		33,300	31,515
Government National Mortgage Assn. 5.00% 1/1/2053[7,9]		75,701	75,023
Government National Mortgage Assn. 5.50% 1/1/2053[7,9]		4,775	4,803
Government National Mortgage Assn. 5.50% 2/1/2053[7,9]		51,027	51,288
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[7]		12,379	11,844
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[7]		35	35
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[7]		5,200	5,081
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[7]		11,395	10,581
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]		10,072	9,541
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[7]		18,573	17,594
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[7]		62,302	60,506
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[7]		485	471
Uniform Mortgage-Backed Security 2.50% 1/1/2038[7,9]		7,545	6,905
Uniform Mortgage-Backed Security 2.00% 1/1/2053[7,9]		210,537	171,362
Uniform Mortgage-Backed Security 2.50% 1/1/2053[7,9]		62,762	53,158
Uniform Mortgage-Backed Security 3.00% 1/1/2053[7,9]		11,245	9,871
Uniform Mortgage-Backed Security 4.00% 1/1/2053[7,9]		2,735	2,565

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 1/1/2053[7,9]	USD	5,931	$5,709
Uniform Mortgage-Backed Security 5.00% 1/1/2053[7,9]		42,025	41,417
Uniform Mortgage-Backed Security 5.50% 1/1/2053[7,9]		212,640	213,231
Uniform Mortgage-Backed Security 6.00% 1/1/2053[7,9]		10,275	10,430
Uniform Mortgage-Backed Security 3.50% 2/1/2053[7,9]		10,960	9,965
Uniform Mortgage-Backed Security 4.00% 2/1/2053[7,9]		76,136	71,431
Uniform Mortgage-Backed Security 5.00% 2/1/2053[7,9]		13,100	12,908
Uniform Mortgage-Backed Security 6.00% 2/1/2053[7,9]		112,000	113,591
Uniform Mortgage-Backed Security 6.50% 2/1/2053[7,9]		215,026	219,946
			2,374,821

Commercial mortgage-backed securities 1.51%
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[7]		770	722
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[7]		100	92
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[7]		205	191
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[7]		127	117
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[3,7]		2,444	2,335
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[7]		1,018	900
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]		295	247
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[7]		2,541	2,427
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[3,7]		781	757
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[2,3,7]		8,575	8,420
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[2,3,7]		3,822	3,739
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[2,3,7]		8,476	8,431
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[2,3,7]		14,727	14,207
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 5.268% 9/15/2036[2,3,7]		570	539
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[2,3,7]		5,292	5,043
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[2,3,7]		995	936
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[2,3,7]		996	931
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 5.065% 11/15/2036[2,3,7]		12,622	12,131
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[2,3,7]		5,441	5,335
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[2,3,7]		3,741	3,608
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[2,3,7]		433	413
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[2,3,7]		293	278
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[2,3,7]		740	699
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[2,3,7]		9,979	9,616
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 5.568% 11/15/2038[2,3,7]		339	325
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[2,3,7]		100	95
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 6.168% 11/15/2038[2,3,7]		151	143
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 6.501% 10/15/2039[2,3,7]		3,198	3,185

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[7]	USD	610	$574
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[7]		350	339
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[7]		1,137	1,080
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[7]		200	182
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[2,3,7]		2,811	2,735
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[2,3,7]		641	618
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[2,3,7]		875	841
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 6.568% 7/15/2038[2,3,7]		670	643
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[2,7]		304	284
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]		1,897	1,458
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[2,3,7]		3,894	3,786
GS Mortgage Securities Trust, Series 2022-SHIP, Class A, (1-month USD CME Term SOFR + 0.731%) 5.067% 8/15/2024[2,3,7]		1,317	1,300
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[7]		400	369
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[7]		100	93
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]		1,536	1,271
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-month USD CME Term SOFR + 2.245%) 6.581% 10/15/2039[2,3,7]		3,391	3,398
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[7]		3,280	3,206
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[7]		640	599
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[7]		240	221
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]		7,867	6,739
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[3,7]		2,040	1,906
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[2,3,7]		848	831
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[2,3,7]		1,576	1,510
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[2,3,7]		154	150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[7]		5,446	5,277
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[7]		410	389
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[7]		245	230
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[7]		730	670
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]		4,065	3,253
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 4.894% 7/15/2036[2,3,7]		9,351	8,989
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 5.244% 7/15/2036[2,3,7]		1,000	954
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[2,3,7]		8,739	8,418
SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 5.398% 11/15/2038[2,3,7]		263	251
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 5.647% 11/15/2038[2,3,7]		141	134

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 9/15/2048[7]	USD	2,373	$2,267
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[7]		2,550	2,406
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[7]		1,019	892
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[7]		205	192
			154,317

Collateralized mortgage-backed obligations (privately originated) 1.07%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,3,7]		2,864	2,263
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[2,7]		131	119
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,2,7]		6,000	5,521
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[2,3,7]		414	414
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[2,3,7]		923	830
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[2,3,7]		586	556
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,7]		4,867	4,221
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[2,3,7]		425	413
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,3,7]		3,032	2,858
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,3,7]		1,700	1,616
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,3,7]		6,893	6,513
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,3,7]		204	186
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[2,3,7]		1,660	1,406
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 6.678% 5/25/2042[2,3,7]		326	330
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]		1,575	1,409
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[2,3,7]		1,611	1,384
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]		2,604	2,677
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[2,3,7]		2,073	1,674
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[2,3,7]		1,937	1,562
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[2,3,7]		2,038	1,646
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,3,7]		3,206	2,589
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[2,3,7]		2,222	1,794
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[3,7]		1,497	1,548
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[2,3,7]		1,537	1,531
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[2,3,7]		73	73
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.878% 6/25/2042[2,3,7]		278	281
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[2,3,7]		611	612
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[2,3,7]		1,519	1,552
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[2,3,7]		3,005	3,000
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[2,3,7]		949	1,011
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[2,3,7]		3,494	2,935
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]		5,380	4,654
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[2,3,7]		882	712
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,2,7]		3,534	3,273

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,3,7]	USD	858		$780
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,2,7]		2,644		2,380
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[2,3,7]		16,160		15,635
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[2,3,7]		3,088		2,720
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[2,3,7]		3,558		2,965
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,7]		1,132		1,028
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,3,7]		3,346		3,155
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,7]		10,737		9,539
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[2,10]		1,680		1,486
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,7]		5,033		4,381
				109,428

Total mortgage-backed obligations				2,638,566

Asset-backed obligations 4.52%
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 8/17/2026[2,7]		701		665
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]		672		643
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,7]		765		744
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 5.308% 4/21/2031[2,3,7]		—	[8]	—	[8]
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 6/15/2026[2,7]		1,178		1,169
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[2,7]		2,500		2,429
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[2,7]		360		353
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[2,7]		1,055		1,038
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[2,7]		806		760
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,7]		1,136		1,097
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,7]		2,781		2,631
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,7]		396		376
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[7]		997		935
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[7]		1,109		1,009
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[7]		2,613		2,319
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]		2,755		2,710
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[2,7]		2,210		2,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[2,7]		7,689		7,124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		2,427		2,203
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		623		560
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class C, 4.25% 2/20/2027[2,7]		1,279		1,144
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]		3,445		3,005
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[2,7]		531		449
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[2,7]		193		161
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[2,3,7]		575		568

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[2,7]	USD	180	$170
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[2,7]		269	227
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[2,7]		3,951	3,250
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[2,7]		497	375
CarMax Auto Owner Trust, Series 2019-2, Class C, 3.16% 2/18/2025[7]		400	396
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[7]		210	190
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[7]		206	184
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[7]		538	514
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]		15,953	13,578
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[2,7]		6,185	5,238
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[2,7]		671	544
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]		802	702
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		18,679	16,693
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		1,950	1,613
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,7]		3,395	2,969
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,7]		368	291
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		6,053	5,242
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[2,7]		1,917	1,602
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,7]		15,132	14,821
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[2,7]		6,637	6,257
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]		2,298	1,978
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]		4,800	4,174
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[2,7]		436	363
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 3/17/2025[2,7]		249	248
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 6/16/2025[2,7]		405	404
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[2,7]		1,883	1,849
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/2026[2,7]		514	507
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[2,7]		590	559
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[2,7]		2,111	2,033
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[2,7]		2,797	2,658
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 7/15/2025[7]		86	86
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/2026[7]		3,890	3,844
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[7]		5,369	5,249
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[7]		4,053	3,800
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/2025[2,7]		2,320	2,309
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/2025[2,7]		1,473	1,454
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[2,7]		817	791
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[2,7]		825	792
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[2,7]		449	414
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/2027[2,7]		1,179	1,156
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[2,7]		1,231	1,170
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[2,7]		832	764
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]		428	362
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[2,7]		897	851
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]		1,380	1,350
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[2,7]		3,251	3,218
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/2025[7]		401	397
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[2,7]		3,405	3,352
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 9/15/2025[7]		721	716
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 11/17/2025[7]		1,162	1,150
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]		587	588
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[2,7]		893	875
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[7]		1,807	1,737
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[7]		1,012	975
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[7]		3,047	2,976
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[7]		568	558
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[7]		2,612	2,388

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[7]	USD	1,201	$1,127
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]		17,959	15,928
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[2,7]		1,380	1,195
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,7]		1,733	1,628
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[2,7]		17,675	17,438
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]		30,070	28,744
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		2,069	1,827
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,7]		1,421	1,210
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[2,7]		158	134
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]		2,868	2,550
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]		9,797	8,450
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]		2,739	2,378
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]		214	181
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 7/22/2024[7]		301	300
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 12/20/2024[7]		425	424
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,7]		2,703	2,756
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[2,7,10]		8,590	8,241
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		12,703	11,748
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		1,171	1,074
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]		810	731
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		17,770	15,498
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		1,264	1,085
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		859	710
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[2,7]		866	842
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[2,7]		304	285
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[2,7]		1,207	1,188
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[2,7]		438	426
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[2,7]		623	596
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[2,3,7]		892	878
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[2,3,7]		574	568
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[2,7]		1,242	1,203
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 9/15/2026[2,7]		230	223
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10,11]		1,006	1,006
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10,11]		150	150
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		4,052	3,449
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[2,7]		2,516	2,110
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]		895	759
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]		4,396	3,702
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]		314	279
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		5,377	4,762
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		12,315	10,951
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[2,3,7]		4,035	3,918
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		50,765	42,988
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[2,3,7]		273	270
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[2,7]		240	224
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[2,3,7]		256	253
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[2,7]		7,884	7,276
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,7]		1,721	1,681
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 10/15/2024[2,7]		804	802
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[2,7]		1,355	1,341
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 5.639% 7/25/2051[2,3,7]		577	558

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/2025[7]	USD	1,584	$1,574
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 9/15/2025[7]		523	521
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 1/15/2026[7]		1,480	1,467
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[7]		2,812	2,736
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[7]		2,211	2,120
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[7]		917	892
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[7]		1,802	1,686
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[7]		1,677	1,613
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[7]		2,236	2,073
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[7]		856	828
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[2,7]		2,641	2,190
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[2,7]		487	397
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]		2,392	1,923
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]		3,233	2,805
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]		451	381
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		1,243	1,108
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]		1,441	1,245
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]		2,300	2,092
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]		2,971	2,610
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[2,7]		1,252	1,135
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]		2,223	1,939
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]		6,190	5,211
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[2,7]		346	288
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]		5,200	4,431
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[2,7]		4,358	3,747
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[2,7]		130	107
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]		6,000	5,785
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]		10,418	8,932
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]		3,563	2,978
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[2,7]		346	285
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[2,7]		1,557	1,518
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[2,7]		3,023	2,866
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[2,7]		1,690	1,632
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[2,7]		2,181	2,050
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[2,7]		1,446	1,318
			461,708

Municipals 1.62%
California 0.03%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,541
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		650	523
			3,064

Illinois 1.47%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	61
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		30,835	26,399
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	7,689
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,155
G.O. Bonds, Series 2013-B, 4.31% 4/1/2023		2,125	2,122
G.O. Bonds, Pension Funding, Series 2003, 4.95% 6/1/2023		6,228	6,231
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	102,807
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 3/1/2023		3,210	3,215
			150,679

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 3/15/2034	USD	6,390	$4,881

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		4,075	2,899

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,580	4,071

Total municipals			165,594

Bonds & notes of governments & government agencies outside the U.S. 1.29%
Chile (Republic of) 3.50% 1/31/2034		600	513
Chile (Republic of) 3.10% 5/7/2041		2,340	1,689
Chile (Republic of) 4.34% 3/7/2042		1,320	1,120
Chile (Republic of) 4.00% 1/31/2052		580	450
Colombia (Republic of) 4.125% 5/15/2051		3,120	1,878
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	24,813,800	3,883
Dominican Republic 5.95% 1/25/2027[2]	USD	8,100	7,954
Indonesia (Republic of) 4.65% 9/20/2032		2,690	2,638
Indonesia (Republic of) 3.35% 3/12/2071		1,660	1,109
Indonesia (Republic of), Series 91, 6.375% 4/15/2032	IDR	31,265,000	1,936
Israel (State of) 1.00% 3/31/2030	ILS	11,800	2,799
Israel (State of) 3.375% 1/15/2050	USD	4,750	3,670
Israel (State of) 3.875% 7/3/2050		4,775	4,036
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	MYR	5,290	1,193
Panama (Republic of) 3.362% 6/30/2031	USD	15,625	12,695
Panama (Republic of) 3.87% 7/23/2060		7,500	4,863
Panama (Republic of) 4.50% 1/19/2063		395	280
Paraguay (Republic of) 5.00% 4/15/2026		1,250	1,248
Peru (Republic of) 6.35% 8/12/2028	PEN	5,840	1,463
Peru (Republic of) 5.94% 2/12/2029		6,005	1,450
Peru (Republic of) 2.783% 1/23/2031	USD	2,155	1,788
Peru (Republic of) 6.15% 8/12/2032	PEN	12,950	2,998
Peru (Republic of) 3.60% 1/15/2072	USD	7,640	4,999
Philippines (Republic of) 3.229% 3/29/2027		475	457
Philippines (Republic of) 3.20% 7/6/2046		4,900	3,598
Philippines (Republic of) 4.20% 3/29/2047		272	234
Poland (Republic of) 5.75% 11/16/2032		555	593
Portuguese Republic 5.125% 10/15/2024		24,775	24,868
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023[2]		1,020	1,023
PT Indonesia Asahan Aluminium Tbk 4.75% 5/15/2025[2]		1,270	1,251
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[2]		340	324
PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/2050[2]		1,150	966
Qatar (State of) 4.50% 4/23/2028[2]		5,100	5,141
Qatar (State of) 5.103% 4/23/2048[2]		3,400	3,425
Romania 3.75% 2/7/2034	EUR	5,625	4,515
Saudi Arabia (Kingdom of) 3.628% 4/20/2027[2]	USD	5,000	4,846
Saudi Arabia (Kingdom of) 3.625% 3/4/2028[2]		11,435	10,939
United Mexican States 4.875% 5/19/2033		2,175	2,001
United Mexican States 3.50% 2/12/2034		1,030	827
United Mexican States 4.40% 2/12/2052		440	325
			131,985

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 4/24/2026	USD	11,910	$11,160

Total bonds, notes & other debt instruments (cost: $10,540,248,000)			9,747,773

Short-term securities 13.95%		Shares
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12,13]		14,258,627	1,425,720

Total short-term securities (cost: $1,425,522,000)			1,425,720
Total investment securities 109.32% (cost: $11,965,770,000)			11,173,493
Other assets less liabilities (9.32)%			(952,411)

Net assets 100.00%			$10,221,082

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	658	June 2023	USD(156,415)	$2,698
2 Year U.S. Treasury Note Futures	Short	2,055	March 2023	(421,436)	1,029
5 Year Euro-Bobl Futures	Long	1	March 2023	124	(4)
5 Year U.S. Treasury Note Futures	Long	16,226	March 2023	1,751,267	(2,467)
10 Year U.S. Treasury Note Futures	Long	2,294	March 2023	257,609	(1,391)
10 Year Ultra U.S. Treasury Note Futures	Short	1,388	March 2023	(164,174)	2,514
20 Year U.S. Treasury Bond Futures	Long	999	March 2023	125,218	(2,035)
30 Year Ultra U.S. Treasury Bond Futures	Long	1,708	March 2023	229,406	(7,297)
					$(6,953)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	1,965	IDR	30,407,000	Citibank	1/9/2023	$11
USD	3,158	ILS	10,725	HSBC Bank	1/11/2023	106
USD	1,173	MYR	5,150	HSBC Bank	1/11/2023	(4)
USD	1,248	EUR	1,180	Morgan Stanley	1/11/2023	(16)
USD	4,761	COP	22,893,650	Citibank	1/13/2023	52
USD	5,947	EUR	5,628	JPMorgan Chase	1/13/2023	(84)
USD	613	EUR	582	JPMorgan Chase	1/20/2023	(11)
USD	5,952	PEN	22,885	Citibank	1/23/2023	(59)
JPY	3,460,300	USD	24,759	Morgan Stanley	2/17/2023	1,783
JPY	3,432,900	USD	25,173	Morgan Stanley	2/17/2023	1,158
JPY	3,448,400	USD	25,841	Morgan Stanley	3/17/2023	711
						$3,647

American Funds Insurance Series	203

The Bond Fund of America (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD87,775	$3,103	$—	$3,103
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(3,041)	—	(3,041)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	27,000	(479)	—	(479)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	72,532	(1,257)	—	(1,257)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	78,378	(1,355)	—	(1,355)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	4,154	(76)	—	(76)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	19,800	(369)	—	(369)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	19,200	(5)	—	(5)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	23,900	(20)	—	(20)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	24,000	(4)	—	(4)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	28,800	(23)	—	(23)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	6,475	—	6,475
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	8,580	2,374	—	2,374
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	3,753	—	3,753
						$9,076	$—	$9,076

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium (received) paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD74,676	$(597)	$(310)	$(287)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	153,455	(945)	5,777	(6,722)
					$(1,542)	$5,467	$(7,009)

Investments in affiliates13

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 13.95%
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12]	$1,311,257	$4,011,285	$3,896,680	$(218)	$ 76	$1,425,720	$34,880

204	American Funds Insurance Series

The Bond Fund of America (continued)

Restricted securities11

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10]	12/6/2022	$1,006	$1,006	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10]	12/6/2022	150	150	.00
Total		$1,156	$1,156	.01%

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,530,868,000, which represented 14.98% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $58,239,000, which represented .57% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]	Purchased on a TBA basis.
[10]	Value determined using significant unobservable inputs.
[11]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,156,000, which represented .01% of the net assets of the fund.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

COP = Colombian pesos

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

JPY = Japanese yen

LIBOR = London Interbank Offered Rate

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PIK = Payment In Kind

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	205

Capital World Bond Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 90.28%	Principal amount (000)		Value (000)
Euros 19.79%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,333
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]		4,200	4,471
Altria Group, Inc. 1.00% 2/15/2023		1,020	1,089
Altria Group, Inc. 2.20% 6/15/2027		2,900	2,795
Altria Group, Inc. 3.125% 6/15/2031		800	711
American Honda Finance Corp. 1.95% 10/18/2024		560	584
American Tower Corp. 0.45% 1/15/2027		2,525	2,321
American Tower Corp. 0.875% 5/21/2029		1,470	1,257
AT&T, Inc. 1.60% 5/19/2028		2,350	2,237
Austria (Republic of) 0% 2/20/2031		6,900	5,785
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[1]		500	504
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,177
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		2,400	2,345
Celanese US Holdings, LLC 4.777% 7/19/2026		235	240
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	665
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	273
Dow Chemical Co. 0.50% 3/15/2027		1,110	1,035
E.ON SE 1.625% 3/29/2031		810	731
Egypt (Arab Republic of) 5.625% 4/16/2030		300	224
Equinor ASA 1.375% 5/22/2032		2,550	2,267
European Investment Bank 0.25% 1/20/2032		4,900	4,085
European Investment Bank 1.50% 6/15/2032		1,000	932
European Union 0% 7/6/2026		1,600	1,545
European Union 0.25% 10/22/2026		610	591
European Union 0% 7/4/2031		705	584
European Union 0% 7/4/2035		220	159
European Union 0.20% 6/4/2036		1,500	1,080
Finland (Republic of) 1.50% 9/15/2032		3,380	3,154
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,347
French Republic O.A.T. 0% 11/25/2030		19,550	16,712
French Republic O.A.T. 0% 5/25/2032		2,120	1,718
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,162
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,414
French Republic O.A.T. 0.75% 5/25/2052		5,930	3,416
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,124
Germany (Federal Republic of) 0% 10/9/2026		6,060	5,908
Germany (Federal Republic of) 0% 4/16/2027		32,700	31,482
Germany (Federal Republic of) 1.30% 10/15/2027		3,580	3,626
Germany (Federal Republic of) 0% 2/15/2030		13,340	12,029
Germany (Federal Republic of) 0% 8/15/2030		15,050	13,413
Germany (Federal Republic of) 0% 8/15/2031		12,600	10,944
Germany (Federal Republic of) 1.70% 8/15/2032		10,906	10,887
Germany (Federal Republic of) 1.00% 5/15/2038		6,040	5,175
Germany (Federal Republic of) 0% 8/15/2050		1,200	673
Germany (Federal Republic of) 0% 8/15/2052		2,650	1,421
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,327
Goldman Sachs Group, Inc. 1.00% 3/18/2033[2]		2,705	2,091
Greece (Hellenic Republic of) 3.375% 2/15/2025		5,825	6,236
Greece (Hellenic Republic of) 1.75% 6/18/2032		5,970	5,047
Groupe BPCE SA 4.625% 7/18/2023		1,200	1,296
Groupe BPCE SA 1.00% 4/1/2025		2,900	2,925
Intesa Sanpaolo SpA 6.625% 9/13/2023		510	557
Israel (State of) 2.875% 1/29/2024		1,180	1,258
Italy (Republic of) 1.85% 7/1/2025		17,700	18,218
Italy (Republic of) 1.35% 4/1/2030		7	6
Italy (Republic of) 2.50% 12/1/2032		9,610	8,613
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	2,944

206	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
KfW 0.125% 6/30/2025	EUR	590	$590
Lloyds Banking Group PLC 1.75% 9/7/2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		2,400	2,472
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	592
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,460
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,492
Morocco (Kingdom of) 1.50% 11/27/2031		3,300	2,617
Philippines (Republic of) 0.25% 4/28/2025		875	870
Portuguese Republic 0.475% 10/18/2030		1,610	1,395
Quebec (Province of) 0.25% 5/5/2031		920	764
Quebec (Province of) 0.50% 1/25/2032		1,155	957
Romania 2.125% 3/7/2028		1,440	1,291
Romania 1.75% 7/13/2030		2,560	1,913
Romania 2.00% 1/28/2032		1,605	1,153
Romania 3.75% 2/7/2034		530	425
Russian Federation 2.875% 12/4/2025[3]		3,000	1,349
Russian Federation 2.875% 12/4/2025[3]		1,500	674
Serbia (Republic of) 3.125% 5/15/2027		847	783
Serbia (Republic of) 1.50% 6/26/2029		3,353	2,584
Spain (Kingdom of) 0% 1/31/2027		2,325	2,198
Spain (Kingdom of) 0.80% 7/30/2027		8,970	8,674
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,824
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,191
Spain (Kingdom of) 0.50% 10/31/2031		4,645	3,873
Spain (Kingdom of) 0.70% 4/30/2032		4,785	3,993
Spain (Kingdom of) 1.90% 10/31/2052		1,010	695
State Grid Overseas Investment, Ltd. 1.375% 5/2/2025		441	442
State Grid Overseas Investment, Ltd. 2.125% 5/2/2030		200	177
Stryker Corp. 0.25% 12/3/2024		480	483
Stryker Corp. 0.75% 3/1/2029		980	877
Stryker Corp. 1.00% 12/3/2031		450	376
TOTAL SA 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		2,000	2,025
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,684
Tunisia (Republic of) 6.75% 10/31/2023		5,109	4,612
Tunisia (Republic of) 6.75% 10/31/2023		1,295	1,169
Ukraine 6.75% 6/20/2028		3,119	619
Ukraine 6.75% 6/20/2028		1,225	243
Ukraine 4.375% 1/27/2032		2,705	476
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]		1,300	1,140
			293,295

Japanese yen 7.50%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,064,481	8,293
Japan, Series 19, 0.10% 9/10/2024[4]		463,865	3,628
Japan, Series 346, 0.10% 3/20/2027		777,900	5,905
Japan, Series 356, 0.10% 9/20/2029		1,720,800	12,847
Japan, Series 116, 2.20% 3/20/2030		576,100	4,933
Japan, Series 26, 0.005% 3/10/2031[4]		527,493	4,178
Japan, Series 362, 0.10% 3/20/2031		737,200	5,435
Japan, Series 365, 0.10% 12/20/2031		520,150	3,832
Japan, Series 145, 1.70% 6/20/2033		742,700	6,290
Japan, Series 152, 1.20% 3/20/2035		987,100	7,875
Japan, Series 21, 2.30% 12/20/2035		720,000	6,451
Japan, Series 162, 0.60% 9/20/2037		1,617,000	11,642
Japan, Series 179, 0.50% 12/20/2041		196,950	1,309
Japan, Series 37, 0.60% 6/20/2050		694,500	4,183
Japan, Series 70, 0.70% 3/20/2051		276,100	1,694
Japan, Series 73, 0.70% 12/20/2051		1,568,700	9,576

American Funds Insurance Series	207

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Japanese yen (continued)
Japan, Series 74, 1.00% 3/20/2052	JPY	626,900	$4,140
Japan, Series 76, 1.40% 9/20/2052		296,450	2,162
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,778
			111,151

British pounds 4.17%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,470
Asian Development Bank 1.125% 6/10/2025		1,240	1,393
KfW 1.125% 7/4/2025		1,165	1,305
Lloyds Banking Group PLC 7.625% 4/22/2025		655	835
Quebec (Province of) 2.25% 9/15/2026		1,870	2,083
United Kingdom 0.125% 1/30/2026		425	463
United Kingdom 1.25% 7/22/2027		3,060	3,335
United Kingdom 4.25% 12/7/2027		5,910	7,336
United Kingdom 4.75% 12/7/2030		8,230	10,732
United Kingdom 0.25% 7/31/2031		11,850	10,738
United Kingdom 1.00% 1/31/2032		10,970	10,504
United Kingdom 4.25% 6/7/2032		3,010	3,809
United Kingdom 0.625% 7/31/2035		210	171
United Kingdom 0.875% 1/31/2046		4,916	3,151
United Kingdom 1.25% 7/31/2051		6,635	4,338
United Kingdom 1.125% 10/22/2073		225	119
			61,782

Chinese yuan renminbi 2.84%
China (People’s Republic of), Series INBK, 2.75% 2/17/2032	CNY	25,660	3,646
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		103,240	16,440
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		26,230	3,854
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		51,550	8,146
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	6,877
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	3,133
			42,096

Canadian dollars 2.31%
Canada 0.75% 10/1/2024	CAD	14,570	10,169
Canada 0.25% 3/1/2026		5,800	3,847
Canada 3.50% 3/1/2028		24,018	17,831
Canada 2.75% 12/1/2048		3,500	2,337
			34,184

Mexican pesos 2.13%
Petróleos Mexicanos 7.19% 9/12/2024	MXN	42,534	2,024
United Mexican States 4.50% 12/4/2025[4]		16,544	845
United Mexican States, Series M, 5.75% 3/5/2026		44,700	2,078
United Mexican States, Series M, 7.50% 6/3/2027		251,720	12,188
United Mexican States, Series M20, 8.50% 5/31/2029		140,400	7,013
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,025
United Mexican States, Series M, 8.00% 11/7/2047		7,830	359
United Mexican States, Series M, 8.00% 7/31/2053		133,170	6,095
			31,627

Australian dollars 1.63%
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	AUD	5,789	3,061
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		12,355	7,622
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		20,520	13,529
			24,212

208	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Danish kroner 1.62%
Nordea Kredit 0.50% 10/1/2040[5]	DKK	17,477	$1,955
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[5]		90,967	10,167
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]		106,007	11,555
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,712	285
			23,962

South Korean won 0.52%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,908
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,821
			7,729

Colombian pesos 0.48%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	31,310,800	4,575
Colombia (Republic of), Series B, 7.25% 10/26/2050		21,884,200	2,569
			7,144

Chilean pesos 0.41%
Chile (Republic of) 4.00% 3/1/2023	CLP	2,300,000	2,681
Chile (Republic of) 1.50% 3/1/2026[4]		808,331	933
Chile (Republic of) 5.00% 10/1/2028		955,000	1,089
Chile (Republic of) 4.70% 9/1/2030		1,205,000	1,371
			6,074

Indonesian rupiah 0.37%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,495
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		3,136,000	200
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		23,729,000	1,643
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	190
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	1,926
			5,454

Russian rubles 0.23%
Russian Federation 7.00% 8/16/2023[3,6]	RUB	430,300	1,984
Russian Federation 7.65% 4/10/2030[3]		316,110	1,371
			3,355

Brazilian reais 0.21%
Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL	13,461	2,531
Brazil (Federative Republic of) 10.00% 1/1/2025		3,300	598
			3,129

South African rand 0.20%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,581
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		30,850	1,420
			3,001

Dominican pesos 0.15%
Dominican Republic 8.90% 2/15/2023	DOP	128,000	2,271

Malaysian ringgits 0.15%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,222

Ukrainian hryvnia 0.11%
Ukraine 15.97% 4/19/2023[6]	UAH	78,370	1,592

Indian rupees 0.08%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,102

American Funds Insurance Series	209

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	$1,038

Polish zloty 0.06%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	879

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	619

U.S. dollars 45.21%
1375209 BC, Ltd. 9.00% 1/30/2028[7]	USD	60	59
7-Eleven, Inc. 0.95% 2/10/2026[7]		520	456
7-Eleven, Inc. 1.30% 2/10/2028[7]		2,180	1,810
7-Eleven, Inc. 1.80% 2/10/2031[7]		2,015	1,544
ACE INA Holdings, Inc. 3.35% 5/3/2026		195	187
ACE INA Holdings, Inc. 4.35% 11/3/2045		425	370
Advisor Group Holdings, LLC 6.25% 3/1/2028[7]		295	272
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,841
Aeropuerto International de Tocume SA 5.125% 8/11/2061[7]		660	542
Aetna, Inc. 2.80% 6/15/2023		340	336
AG Merger Sub II, Inc. 10.75% 8/1/2027[7]		256	260
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[7]		103	104
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[1,7]		1,225	1,249
Alabama Power Co. 3.00% 3/15/2052		980	651
Albertsons Companies, Inc. 4.625% 1/15/2027[7]		125	116
Albertsons Companies, Inc. 3.50% 3/15/2029[7]		340	286
Alcoa Nederland Holding BV 4.125% 3/31/2029[7]		75	67
Allegheny Technologies, Inc. 4.875% 10/1/2029		25	22
Allegheny Technologies, Inc. 5.125% 10/1/2031		45	40
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[7]		280	252
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[7]		90	74
Allied Universal Holdco, LLC 9.75% 7/15/2027[7]		175	153
Allied Universal Holdco, LLC 6.00% 6/1/2029[7]		300	218
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[8,9]		570	429
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,7]		555	104
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,644
American Electric Power Company, Inc. 1.00% 11/1/2025		250	224
American Express Co. 3.375% 5/3/2024		4,202	4,119
Amgen, Inc. 2.20% 2/21/2027		445	400
AmWINS Group, Inc. 4.875% 6/30/2029[7]		220	187
Anglo American Capital PLC 3.95% 9/10/2050[7]		521	383
Angola (Republic of) 9.50% 11/12/2025		3,580	3,693
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[7]		200	152
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[7]		130	95
Apple, Inc. 3.35% 8/8/2032		1,600	1,457
Ardagh Group SA 6.50% Cash 6/30/2027[7,10]		210	146
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[7]		180	149
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[1]		1,921	523
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[1]		3,025	775
Asbury Automotive Group, Inc. 5.00% 2/15/2032[7]		55	45
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[8,9]		120	106
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[7]		160	157
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[7]		55	49
AssuredPartners, Inc. 7.00% 8/15/2025[7]		120	116
AssuredPartners, Inc. 5.625% 1/15/2029[7]		365	301
AstraZeneca PLC 3.50% 8/17/2023		2,700	2,678
AT&T, Inc. 3.50% 9/15/2053		2,070	1,406
Atkore, Inc. 4.25% 6/1/2031[7]		25	21
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 2.75%) 7.134% 9/22/2028[8,9]		149	147

210	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[8,9]	USD	213	$207
Avantor Funding, Inc. 4.625% 7/15/2028[7]		160	146
Avantor Funding, Inc. 3.875% 11/1/2029[7]		90	76
B&G Foods, Inc. 5.25% 4/1/2025		65	57
B&G Foods, Inc. 5.25% 9/15/2027		220	169
Ball Corp. 6.875% 3/15/2028		108	111
Bank of America Corp. 2.456% 10/22/2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]		847	801
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	5,778
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		3,745	3,286
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,780	3,693
Bank of Nova Scotia 2.45% 2/2/2032		2,100	1,695
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		2,350	2,335
Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[1]		1,290	1,252
Bath & Body Works, Inc. 6.625% 10/1/2030[7]		120	113
Bath & Body Works, Inc. 6.875% 11/1/2035		75	67
Bausch Health Americas, Inc. 9.25% 4/1/2026[7]		80	56
Bausch Health Companies, Inc. 5.75% 8/15/2027[7]		140	96
Bausch Health Companies, Inc. 14.00% 10/15/2030[7]		160	96
Bausch Health Companies, Inc. 5.25% 2/15/2031[7]		160	78
Bayer AG 3.375% 10/8/2024[7]		840	812
Bayer US Finance II, LLC 4.25% 12/15/2025[7]		203	197
Bayerische Motoren Werke AG 3.90% 4/9/2025[7]		900	881
Bayerische Motoren Werke AG 4.15% 4/9/2030[7]		900	857
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[7]		30	18
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Berkshire Hathaway Energy Company 2.85% 5/15/2051		300	198
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[7]		400	350
Blue Racer Midstream, LLC 7.625% 12/15/2025[7]		65	65
BMC Software, Inc. 9.125% 3/1/2026[7]		160	151
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[8,9]		25	23
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,7]		700	572
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,7]		1,275	1,000
Boeing Company 5.15% 5/1/2030		2,855	2,792
Boeing Company 3.625% 2/1/2031		1,127	990
Bombardier, Inc. 7.125% 6/15/2026[7]		60	58
Bombardier, Inc. 6.00% 2/15/2028[7]		65	60
Bombardier, Inc. 7.45% 5/1/2034[7]		125	126
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[7]		43	38
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[7]		132	116
Boyd Gaming Corp. 4.75% 12/1/2027		120	112
Boyd Gaming Corp. 4.75% 6/15/2031[7]		45	39
Boyne USA, Inc. 4.75% 5/15/2029[7]		107	95
Braskem Netherlands Finance BV 4.50% 1/31/2030[7]		745	635
British American Tobacco PLC 2.789% 9/6/2024		1,150	1,101
British American Tobacco PLC 3.215% 9/6/2026		955	882
British American Tobacco PLC 3.557% 8/15/2027		1,545	1,414
British American Tobacco PLC 3.462% 9/6/2029		1,150	991
Broadcom, Inc. 4.00% 4/15/2029[7]		250	228
Broadcom, Inc. 3.419% 4/15/2033[7]		698	562
Broadcom, Inc. 3.469% 4/15/2034[7]		48	38
Broadcom, Inc. 3.137% 11/15/2035[7]		185	137
Broadcom, Inc. 3.75% 2/15/2051[7]		926	643
BroadStreet Partners, Inc. 5.875% 4/15/2029[7]		160	136
BWX Technologies, Inc. 4.125% 4/15/2029[7]		195	171
Caesars Entertainment, Inc. 6.25% 7/1/2025[7]		35	34
Caesars Entertainment, Inc. 4.625% 10/15/2029[7]		15	12
Caesars Resort Collection, LLC 5.75% 7/1/2025[7]		165	162
California Resources Corp. 7.125% 2/1/2026[7]		100	96

American Funds Insurance Series	211

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Callon Petroleum Co. 7.50% 6/15/2030[7]	USD	30	$27
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		798	663
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		1,378	933
CAN-PACK SA 3.875% 11/15/2029[7]		90	71
Carnival Corp. 6.00% 5/1/2029[7]		100	67
CCO Holdings, LLC 4.75% 3/1/2030[7]		135	117
CCO Holdings, LLC 4.50% 8/15/2030[7]		255	211
CCO Holdings, LLC 4.25% 2/1/2031[7]		155	125
CCO Holdings, LLC 4.50% 6/1/2033[7]		162	125
CCO Holdings, LLC 4.25% 1/15/2034[7]		70	52
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[7]		125	117
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2/15/2028		2,650	2,394
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[7]		70	63
CDK Global, Inc. 7.25% 6/15/2029[7]		55	54
Cedar Fair, LP 5.50% 5/1/2025[7]		120	119
Centene Corp. 2.45% 7/15/2028		40	34
Centene Corp. 4.625% 12/15/2029		325	298
Centene Corp. 2.50% 3/1/2031		155	122
Central Garden & Pet Co. 4.125% 10/15/2030		74	61
Central Garden & Pet Co. 4.125% 4/30/2031[7]		110	91
Charles River Laboratories International, Inc. 4.25% 5/1/2028[7]		35	32
Charles River Laboratories International, Inc. 4.00% 3/15/2031[7]		70	61
Cheniere Energy Partners, LP 4.50% 10/1/2029		160	144
Cheniere Energy Partners, LP 4.00% 3/1/2031		75	64
Cheniere Energy Partners, LP 3.25% 1/31/2032		56	45
Chesapeake Energy Corp. 4.875% 4/15/2022[3]		915	21
Chesapeake Energy Corp. 5.875% 2/1/2029[7]		130	123
Chesapeake Energy Corp. 6.75% 4/15/2029[7]		30	29
Ciena Corp. 4.00% 1/31/2030[7]		80	71
Cigna Corp. 2.375% 3/15/2031		375	308
Clarivate Science Holdings Corp. 3.875% 7/1/2028[7]		45	39
Clarivate Science Holdings Corp. 4.875% 7/1/2029[7]		55	47
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[7]		130	115
CMS Energy Corp. 3.875% 3/1/2024		100	98
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,118
CNX Resources Corp. 7.25% 3/14/2027[7]		240	239
Coinbase Global, Inc. 3.375% 10/1/2028[7]		55	29
Coinbase Global, Inc. 3.625% 10/1/2031[7]		85	41
Colombia (Republic of) 3.875% 4/25/2027		350	311
Commonwealth Bank of Australia 2.688% 3/11/2031[7]		4,650	3,593
Compass Diversified Holdings 5.25% 4/15/2029[7]		307	263
Compass Diversified Holdings 5.00% 1/15/2032[7]		65	52
Comstock Resources, Inc. 6.75% 3/1/2029[7]		110	99
Comstock Resources, Inc. 5.875% 1/15/2030[7]		65	56
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[10]		1,097	649
Constellium SE 3.75% 4/15/2029[7]		125	102
Consumers Energy Co. 3.375% 8/15/2023		345	342
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,462
Corebridge Financial, Inc. 3.90% 4/5/2032[7]		748	655
CoreLogic, Inc. 4.50% 5/1/2028[7]		364	280
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[8,9]		65	47
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	910
Covanta Holding Corp. 4.875% 12/1/2029[7]		25	21
Crédit Agricole SA 4.375% 3/17/2025[7]		1,100	1,064
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,7]		2,675	2,441
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,7]		1,000	693
Crestwood Midstream Partners, LP 6.00% 2/1/2029[7]		85	78
Crestwood Midstream Partners, LP 8.00% 4/1/2029[7]		100	100
Crown Castle International Corp. 2.50% 7/15/2031		767	620
CSX Corp. 3.80% 4/15/2050		75	59
CVR Partners, LP 6.125% 6/15/2028[7]		100	90
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[7]		725	679

212	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Danske Bank AS 3.875% 9/12/2023[7]	USD	1,675	$1,654
Darling Ingredients, Inc. 6.00% 6/15/2030[7]		245	240
DaVita, Inc. 4.625% 6/1/2030[7]		65	52
Deluxe Corp. 8.00% 6/1/2029[7]		20	16
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	751
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	985
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,166
Development Bank of Mongolia, LLC 7.25% 10/23/2023		1,980	1,777
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[7,9,10]		25	24
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[10]		22	21
Diamond Sports Group, LLC 6.625% 8/15/2027[7]		310	3
Diebold Nixdorf, Inc. 9.375% 7/15/2025[7]		309	221
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[6,8,9]		93	63
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[6,8,9]		17	15
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[6,8]		22	18
DIRECTV Financing, LLC 5.875% 8/15/2027[7]		110	99
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[8,9]		102	99
Discovery Communications, Inc. 3.625% 5/15/2030		468	387
DISH DBS Corp. 5.25% 12/1/2026[7]		15	13
DISH Network Corp. 11.75% 11/15/2027[7]		260	268
Dominican Republic 5.50% 1/27/2025[7]		1,375	1,366
Dominican Republic 8.625% 4/20/2027[7]		225	235
Dominican Republic 5.50% 2/22/2029[7]		350	323
Dominican Republic 6.40% 6/5/2049[7]		813	660
Duke Energy Progress, LLC 2.00% 8/15/2031		2,360	1,871
Dun & Bradstreet Corp. 5.00% 12/15/2029[7]		197	169
Edison International 4.125% 3/15/2028		2,390	2,222
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2049)[1]		100	84
Electricité de France SA 4.875% 9/21/2038[7]		795	649
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]		1,030	819
Enbridge, Inc. 4.00% 10/1/2023		600	595
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[7]		205	156
Enel Finance International SA 1.375% 7/12/2026[7]		1,248	1,077
Enel Finance International SA 1.875% 7/12/2028[7]		1,227	977
Entegris Escrow Corp. 4.75% 4/15/2029[7]		45	41
Entergy Corp. 0.90% 9/15/2025		750	669
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,151
EQM Midstream Partners, LP 6.50% 7/1/2027[7]		225	215
EQM Midstream Partners, LP 7.50% 6/1/2030[7]		45	43
EQM Midstream Partners, LP 6.50% 7/15/2048		40	30
EQT Corp. 7.25% 2/1/2030[1]		40	42
Equinix, Inc. 1.80% 7/15/2027		1,145	982
Equinix, Inc. 2.15% 7/15/2030		3,216	2,566
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		3,910	2,457
Fair Isaac Corp. 4.00% 6/15/2028[7]		120	109
Fannie Mae Pool #MA2754 3.00% 9/1/2026[5]		59	57
Fannie Mae Pool #AO4151 3.50% 6/1/2042[5]		108	101
Fannie Mae Pool #AP7888 3.50% 10/1/2042[5]		338	316
Fannie Mae Pool #AQ0770 3.50% 11/1/2042[5]		131	123
Fannie Mae Pool #FM8399 2.50% 8/1/2051[5]		889	759
Fannie Mae Pool #BT9589 2.50% 8/1/2051[5]		34	29
Fannie Mae Pool #CB1552 2.50% 9/1/2051[5]		998	848
Fannie Mae Pool #BQ7435 2.50% 9/1/2051[5]		97	83
Fannie Mae Pool #MA4414 2.50% 9/1/2051[5]		33	28
Fannie Mae Pool #FS0031 2.50% 10/1/2051[5]		336	284
Fannie Mae Pool #BT3056 2.50% 11/1/2051[5]		721	613
Fannie Mae Pool #CB2402 2.50% 12/1/2051[5]		3,207	2,718
Fannie Mae Pool #BU3413 2.50% 12/1/2051[5]		807	685
Fannie Mae Pool #BU3058 2.50% 12/1/2051[5]		268	227

American Funds Insurance Series	213

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Fannie Mae Pool #BV2930 2.50% 1/1/2052[5]	USD	998	$846
Fannie Mae Pool #BU8226 2.50% 2/1/2052[5]		1,260	1,070
Fannie Mae Pool #BU1339 2.50% 2/1/2052[5]		275	234
Fannie Mae Pool #BV0307 2.50% 2/1/2052[5]		273	232
Fannie Mae Pool #BQ7473 2.50% 2/1/2052[5]		158	134
Fannie Mae Pool #CB2866 2.50% 2/1/2052[5]		95	81
Fannie Mae Pool #BV2189 2.50% 2/1/2052[5]		62	53
Fannie Mae Pool #CB2876 2.50% 2/1/2052[5]		31	27
Fannie Mae Pool #CB2809 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #BV3694 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #FS0647 3.00% 2/1/2052[5]		2,865	2,557
Fannie Mae Pool #BV4040 2.50% 3/1/2052[5]		1,645	1,398
Fannie Mae Pool #BV7520 2.50% 3/1/2052[5]		864	734
Fannie Mae Pool #BV8086 2.50% 3/1/2052[5]		809	690
Fannie Mae Pool #BU6885 2.50% 3/1/2052[5]		808	686
Fannie Mae Pool #BV5642 2.50% 3/1/2052[5]		94	80
Fannie Mae Pool #MA4578 2.50% 4/1/2052[5]		4,881	4,140
Fannie Mae Pool #BV5332 2.50% 4/1/2052[5]		1,929	1,638
Fannie Mae Pool #BQ7478 2.50% 4/1/2052[5]		1,222	1,038
Fannie Mae Pool #CB3350 2.50% 4/1/2052[5]		1,011	859
Fannie Mae Pool #BU8802 2.50% 4/1/2052[5]		998	848
Fannie Mae Pool #BU8916 2.50% 4/1/2052[5]		785	666
Fannie Mae Pool #BU6901 2.50% 4/1/2052[5]		91	77
Fannie Mae Pool #MA4600 3.50% 5/1/2052[5]		2,782	2,531
Fannie Mae Pool #BV8959 2.50% 6/1/2052[5]		127	108
Fannie Mae Pool #FS2239 2.50% 7/1/2052[5]		6,973	5,920
Fannie Mae Pool #FS2555 4.50% 7/1/2052[5]		1,105	1,065
Fannie Mae Pool #BW6395 4.50% 8/1/2052[5]		999	963
Fannie Mae Pool #BW5789 4.50% 8/1/2052[5]		371	357
Fannie Mae Pool #BW1201 5.00% 9/1/2052[5]		2,820	2,783
Fannie Mae Pool #MA4761 5.00% 9/1/2052[5]		524	517
Fannie Mae Pool #MA4784 4.50% 10/1/2052[5]		2,209	2,128
Fannie Mae Pool #MA4785 5.00% 10/1/2052[5]		1,300	1,283
Fannie Mae Pool #MA4804 4.00% 11/1/2052[5]		854	802
Fannie Mae Pool #MA4839 4.00% 12/1/2052[5]		442	415
Fannie Mae Pool #MA4841 5.00% 12/1/2052[5]		3,000	2,961
Fannie Mae Pool #MA4866 4.00% 1/1/2053[5]		238	223
Fannie Mae Pool #MA4868 5.00% 1/1/2053[5]		1,000	987
Fertitta Entertainment, Inc. 4.625% 1/15/2029[7]		25	21
Fertitta Entertainment, Inc. 6.75% 1/15/2030[7]		25	20
First Quantum Minerals, Ltd. 6.875% 3/1/2026[7]		325	308
First Quantum Minerals, Ltd. 6.875% 10/15/2027[7]		240	226
First Student Bidco, Inc. 4.00% 7/31/2029[7]		85	70
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		1,800	1,678
FirstEnergy Transmission, LLC 2.866% 9/15/2028[7]		2,325	2,033
Florida Power & Light Company 2.875% 12/4/2051		1,465	990
Ford Motor Co. 3.25% 2/12/2032		20	15
Ford Motor Credit Company, LLC 3.81% 1/9/2024		290	282
Ford Motor Credit Company, LLC 2.90% 2/16/2028		200	165
Ford Motor Credit Company, LLC 4.00% 11/13/2030		125	103
Freddie Mac Pool #ZS8588 3.00% 11/1/2030[5]		47	45
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,742
Freddie Mac Pool #QC7173 2.50% 9/1/2051[5]		132	112
Freddie Mac Pool #QC9156 2.50% 10/1/2051[5]		866	736
Freddie Mac Pool #QD1523 2.50% 11/1/2051[5]		757	643
Freddie Mac Pool #QD2521 2.50% 12/1/2051[5]		67	57
Freddie Mac Pool #SD0853 2.50% 1/1/2052[5]		885	750
Freddie Mac Pool #QD9066 2.50% 2/1/2052[5]		210	179
Freddie Mac Pool #QD7063 2.50% 2/1/2052[5]		95	81
Freddie Mac Pool #QD9879 2.50% 3/1/2052[5]		730	619
Freddie Mac Pool #QD9460 2.50% 3/1/2052[5]		663	562
Freddie Mac Pool #RA6959 2.50% 3/1/2052[5]		27	23

214	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Freddie Mac Pool #QD9200 2.50% 4/1/2052[5]	USD	919	$780
Freddie Mac Pool #QE0323 2.50% 4/1/2052[5]		900	765
Freddie Mac Pool #QE2310 2.50% 4/1/2052[5]		840	713
Freddie Mac Pool #QE4383 4.00% 6/1/2052[5]		3,563	3,345
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,276	1,260
Freddie Mac Pool #QE8063 4.00% 8/1/2052[5]		300	282
Freddie Mac Pool #QE8065 4.50% 8/1/2052[5]		3,700	3,565
Freddie Mac Pool #QF0152 4.50% 9/1/2052[5]		500	482
Freddie Mac Pool #QF1489 4.00% 10/1/2052[5]		1,000	939
Freddie Mac Pool #SD8256 4.00% 10/1/2052[5]		400	376
Freddie Mac Pool #SD8257 4.50% 10/1/2052[5]		8,419	8,111
Freddie Mac Pool #QF0866 4.50% 10/1/2052[5]		2,226	2,151
Freddie Mac Pool #QF1486 4.50% 10/1/2052[5]		400	385
Freddie Mac Pool #QF3304 5.00% 10/1/2052[5]		800	790
Freddie Mac Pool #SD8264 3.50% 11/1/2052[5]		4,668	4,246
Freddie Mac Pool #QF3985 4.00% 11/1/2052[5]		308	290
Freddie Mac Pool #SD8275 4.50% 12/1/2052[5]		598	576
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		4,753	4,692
Freddie Mac Pool #SD8288 5.00% 1/1/2053[5]		507	501
Frontier Communications Corp. 5.875% 10/15/2027[7]		100	93
Frontier Communications Corp. 5.00% 5/1/2028[7]		65	57
Frontier Communications Holdings, LLC 5.875% 11/1/2029		250	194
FS Energy and Power Fund 7.50% 8/15/2023[7]		150	150
FXI Holdings, Inc. 12.25% 11/15/2026[7]		497	412
Gartner, Inc. 3.75% 10/1/2030[7]		70	60
General Motors Financial Co. 1.05% 3/8/2024		725	689
Genesis Energy, LP 8.00% 1/15/2027		125	118
Georgia (Republic of) 2.75% 4/22/2026[7]		400	363
GoDaddy Operating Co. 3.50% 3/1/2029[7]		80	67
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	933
Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		726	565
Government National Mortgage Assn. 3.50% 1/1/2053[5,11]		7,440	6,837
Gray Escrow II, Inc. 5.375% 11/15/2031[7]		30	22
Group 1 Automotive, Inc. 4.00% 8/15/2028[7]		145	123
Groupe BPCE SA 5.15% 7/21/2024[7]		1,800	1,763
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[7]		660	593
Hanesbrands, Inc. 4.625% 5/15/2024[7]		120	116
Hanesbrands, Inc. 4.875% 5/15/2026[7]		100	90
Harsco Corp. 5.75% 7/31/2027[7]		200	158
Harvest Midstream I, LP 7.50% 9/1/2028[7]		25	24
HCA, Inc. 5.625% 9/1/2028		120	120
HealthEquity, Inc. 4.50% 10/1/2029[7]		30	26
Hess Midstream Operations, LP 5.50% 10/15/2030[7]		34	31
Hightower Holding, LLC 6.75% 4/15/2029[7]		235	198
Hilcorp Energy I, LP 6.00% 4/15/2030[7]		105	94
Hilcorp Energy I, LP 6.00% 2/1/2031[7]		115	100
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		25	23
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[7]		155	130
Honduras (Republic of) 6.25% 1/19/2027		2,083	1,843
Honduras (Republic of) 5.625% 6/24/2030		958	773
Howard Hughes Corp. 5.375% 8/1/2028[7]		275	248
Howard Hughes Corp. 4.125% 2/1/2029[7]		195	164
Howard Hughes Corp. 4.375% 2/1/2031[7]		120	97
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[7]		60	58
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]		305	287
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]		4,172	3,995
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	706
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[9]		3,326	3,316
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[9]		363	342
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		880	835

American Funds Insurance Series	215

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	1,007	$931
HUB International, Ltd. 7.00% 5/1/2026[7]		315	309
Hyundai Capital America 0.875% 6/14/2024[7]		1,200	1,120
Hyundai Capital America 1.50% 6/15/2026[7]		2,375	2,061
Hyundai Capital America 1.65% 9/17/2026[7]		269	237
Hyundai Capital America 2.00% 6/15/2028[7]		600	490
Hyundai Capital Services, Inc. 3.75% 3/5/2023[7]		2,450	2,442
iHeartCommunications, Inc. 5.25% 8/15/2027[7]		80	68
Ingles Markets, Inc. 4.00% 6/15/2031[7]		140	118
Intesa Sanpaolo SpA 5.017% 6/26/2024[7]		3,270	3,145
Intesa Sanpaolo SpA 7.00% 11/21/2025[7]		225	230
Iraq (Republic of) 6.752% 3/9/2023[7]		545	539
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[7]		55	46
Iron Mountain, Inc. 5.25% 7/15/2030[7]		235	205
Israel (State of) 3.375% 1/15/2050		1,470	1,136
Israel (State of) 3.875% 7/3/2050		795	672
Jacobs Entertainment, Inc. 6.75% 2/15/2029[7]		25	23
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		45	43
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[8,9]		64	60
KB Home 6.875% 6/15/2027		50	50
Keb Hana Bank 3.25% 3/30/2027[7]		1,370	1,278
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		110	87
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		245	187
Kinetik Holdings, LP 5.875% 6/15/2030[7]		50	47
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[7]		85	74
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[7]		140	115
LABL Escrow Issuer, LLC 10.50% 7/15/2027[7]		45	42
Lamar Media Corp. 3.75% 2/15/2028		135	121
Lamar Media Corp. 3.625% 1/15/2031		160	132
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[7]		200	177
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[7]		60	53
Las Vegas Sands Corp. 3.20% 8/8/2024		25	24
LCM Investments Holdings II, LLC 4.875% 5/1/2029[7]		110	88
Level 3 Financing, Inc. 3.75% 7/15/2029[7]		210	151
Levi Strauss & Co. 3.50% 3/1/2031[7]		115	91
Ligado Networks, LLC 15.50% PIK 11/1/2023[7,10]		124	40
Lindblad Expeditions, LLC 6.75% 2/15/2027[7]		5	5
Lithia Motors, Inc. 4.625% 12/15/2027[7]		120	108
Live Nation Entertainment, Inc. 4.75% 10/15/2027[7]		130	116
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,067
LPL Holdings, Inc. 4.625% 11/15/2027[7]		485	454
LPL Holdings, Inc. 4.00% 3/15/2029[7]		25	22
LSB Industries, Inc. 6.25% 10/15/2028[7]		126	115
LSC Communications, Inc. 8.75% 10/15/2023[3,6,7]		431	1
Mallinckrodt PLC 10.00% 4/15/2025[7]		440	379
Marriott International, Inc. 2.75% 10/15/2033		5	4
Mastercard, Inc. 2.00% 11/18/2031		600	483
Match Group, Inc. 5.625% 2/15/2029[7]		130	121
Meituan Dianping 2.125% 10/28/2025		1,730	1,532
Meituan Dianping 3.05% 10/28/2030[7]		3,095	2,390
Methanex Corp. 5.125% 10/15/2027		55	51
Methanex Corp. 5.25% 12/15/2029		170	151
Mexico City Airport Trust 5.50% 7/31/2047		432	334
MGM Resorts International 5.50% 4/15/2027		90	84
Midas OpCo Holdings, LLC 5.625% 8/15/2029[7]		145	120
Mileage Plus Holdings, LLC 6.50% 6/20/2027[7]		63	63
Mineral Resources, Ltd. 8.00% 11/1/2027[7]		155	159
Mineral Resources, Ltd. 8.50% 5/1/2030[7]		25	25
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[7]		3,236	2,937
Mohegan Gaming & Entertainment 8.00% 2/1/2026[7]		105	98

216	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[7]	USD	80	$73
Molina Healthcare, Inc. 3.875% 11/15/2030[7]		75	64
MoneyGram International, Inc. 5.375% 8/1/2026[7]		50	51
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,901
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		1,396	1,057
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[7]		155	123
MSCI, Inc. 3.875% 2/15/2031[7]		215	179
MSCI, Inc. 3.625% 11/1/2031[7]		350	290
Murphy Oil Corp. 5.625% 5/1/2027		15	15
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	44
Nabors Industries, Inc. 7.375% 5/15/2027[7]		55	53
National Financial Partners Corp. 6.875% 8/15/2028[7]		105	87
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[7]		135	104
Navient Corp. 5.00% 3/15/2027		45	39
Navient Corp. 4.875% 3/15/2028		145	119
NCL Corp., Ltd. 5.875% 2/15/2027[7]		80	69
NCR Corp. 5.25% 10/1/2030[7]		15	12
Neiman Marcus Group, LLC 7.125% 4/1/2026[7]		85	80
Netflix, Inc. 4.875% 4/15/2028		45	44
Netflix, Inc. 4.875% 6/15/2030[7]		225	210
New Fortress Energy, Inc. 6.75% 9/15/2025[7]		50	47
New Fortress Energy, Inc. 6.50% 9/30/2026[7]		255	237
New York Life Global Funding 1.20% 8/7/2030[7]		2,725	2,094
Newell Rubbermaid, Inc. 4.70% 4/1/2026		80	75
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[7]		255	221
Nexstar Escrow Corp. 5.625% 7/15/2027[7]		115	106
NGL Energy Operating, LLC 7.50% 2/1/2026[7]		215	192
NGL Energy Partners, LP 7.50% 11/1/2023		200	195
Niagara Mohawk Power Corp. 3.508% 10/1/2024[7]		180	173
Northern Oil and Gas, Inc. 8.125% 3/1/2028[7]		335	322
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[7]		105	100
NortonLifeLock, Inc. 7.125% 9/30/2030[7]		160	157
Nova Chemicals Corp. 5.25% 6/1/2027[7]		20	18
Novelis Corp. 4.75% 1/30/2030[7]		80	71
Novelis Corp. 3.875% 8/15/2031[7]		20	16
NuStar Logistics, LP 5.625% 4/28/2027		80	75
Oasis Petroleum, Inc. 6.375% 6/1/2026[7]		35	34
Occidental Petroleum Corp. 6.375% 9/1/2028		194	196
Occidental Petroleum Corp. 8.875% 7/15/2030		25	28
Occidental Petroleum Corp. 6.625% 9/1/2030		125	129
Occidental Petroleum Corp. 6.125% 1/1/2031		65	66
Occidental Petroleum Corp. 6.45% 9/15/2036		18	18
Occidental Petroleum Corp. 6.60% 3/15/2046		15	15
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,008
Oleoducto Central SA 4.00% 7/14/2027[7]		2,535	2,241
Oleoducto Central SA 4.00% 7/14/2027		630	557
Open Text Corp. 3.875% 2/15/2028[7]		25	22
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[8,9]		155	151
Option Care Health, Inc. 4.375% 10/31/2029[7]		25	22
Oracle Corp. 2.65% 7/15/2026		2,327	2,142
Oracle Corp. 3.25% 11/15/2027		1,880	1,730
Oracle Corp. 3.60% 4/1/2050		980	664
Oracle Corp. 3.95% 3/25/2051		22	16
Orange SA 9.00% 3/1/2031[1]		2,434	2,985
Oxford Finance, LLC 6.375% 2/1/2027[7]		30	28
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	499
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	4,661
Panama (Republic of) 3.75% 4/17/2026[7]		465	439
Panther BF Aggregator 2, LP 6.25% 5/15/2026[7]		44	43
Panther BF Aggregator 2, LP 8.50% 5/15/2027[7]		85	83
Park Intermediate Holdings, LLC 4.875% 5/15/2029[7]		65	55

American Funds Insurance Series	217

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Party City Holdings, Inc. 8.75% 2/15/2026[7]	USD	5	$1
Performance Food Group, Inc. 5.50% 10/15/2027[7]		11	10
Peru (Republic of) 2.392% 1/23/2026		500	461
Petrobras Global Finance Co. 6.75% 6/3/2050		29	25
Petrobras Global Finance Co. 5.50% 6/10/2051		21	16
Petróleos Mexicanos 4.625% 9/21/2023		714	704
Petróleos Mexicanos 6.875% 10/16/2025		660	647
Petróleos Mexicanos 6.875% 8/4/2026		865	819
Petróleos Mexicanos 6.49% 1/23/2027		406	371
Petróleos Mexicanos 6.50% 3/13/2027		1,493	1,365
Petróleos Mexicanos 6.84% 1/23/2030		681	564
Petróleos Mexicanos 6.70% 2/16/2032		779	613
Petróleos Mexicanos 6.75% 9/21/2047		346	222
Petróleos Mexicanos 7.69% 1/23/2050		55	38
Petróleos Mexicanos 6.95% 1/28/2060		201	128
PG&E Corp. 5.00% 7/1/2028		145	133
PG&E Corp. 5.25% 7/1/2030		175	160
PGT Innovations, Inc. 4.375% 10/1/2029[7]		5	4
Philip Morris International, Inc. 5.125% 11/17/2027		315	318
Philip Morris International, Inc. 5.625% 11/17/2029		420	427
Philip Morris International, Inc. 2.10% 5/1/2030		634	514
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,589
Picard Midco, Inc. 6.50% 3/31/2029[7]		235	198
Post Holdings, Inc. 5.625% 1/15/2028[7]		85	80
Post Holdings, Inc. 5.50% 12/15/2029[7]		80	73
Post Holdings, Inc. 4.625% 4/15/2030[7]		444	384
Procter & Gamble Company 3.00% 3/25/2030		338	310
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023		960	963
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[7]		500	477
Qatar Petroleum 3.125% 7/12/2041[7]		2,895	2,235
Radiology Partners, Inc. 9.25% 2/1/2028[7]		245	138
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[8,9]		10	8
Range Resources Corp. 4.75% 2/15/2030[7]		145	128
Raptor Acquisition Corp. 4.875% 11/1/2026[7]		180	160
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[7]		25	17
RLJ Lodging Trust, LP 4.00% 9/15/2029[7]		25	20
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[7]		20	17
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[7]		57	61
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[7]		40	32
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[7]		160	165
RP Escrow Issuer, LLC 5.25% 12/15/2025[7]		190	145
Russian Federation 4.25% 6/23/2027[3]		1,400	602
Ryan Specialty Group, LLC 4.375% 2/1/2030[7]		45	39
Sabre GLBL, Inc. 11.25% 12/15/2027[7]		75	77
Sally Holdings, LLC 5.625% 12/1/2025		48	46
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,485
Scentre Group 3.50% 2/12/2025[7]		210	201
Scentre Group 3.75% 3/23/2027[7]		110	101
Scientific Games Corp. 7.00% 5/15/2028[7]		20	19
Scientific Games Holdings, LP 6.625% 3/1/2030[7]		46	39
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[7]		115	99
Scotts Miracle-Gro Co. 4.50% 10/15/2029		140	114
Scotts Miracle-Gro Co. 4.375% 2/1/2032		55	42
Sealed Air Corp. 5.00% 4/15/2029[7]		40	38
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,404
Silgan Holdings, Inc. 4.125% 2/1/2028		80	74
Simmons Foods, Inc. 4.625% 3/1/2029[7]		160	130
Singapore Airlines, Ltd. 3.375% 1/19/2029		3,710	3,353
Sirius XM Radio, Inc. 4.00% 7/15/2028[7]		195	170
Sirius XM Radio, Inc. 3.875% 9/1/2031[7]		170	133
SkyMiles IP, Ltd. 4.75% 10/20/2028[7]		25	24

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
SM Energy Co. 5.625% 6/1/2025	USD	55	$53
SM Energy Co. 6.50% 7/15/2028		45	43
Sonic Automotive, Inc. 4.625% 11/15/2029[7]		45	36
Sonic Automotive, Inc. 4.875% 11/15/2031[7]		20	16
Southern California Edison Co. 2.85% 8/1/2029		200	174
Southwestern Energy Co. 5.95% 1/23/2025[1]		110	108
Southwestern Energy Co. 7.75% 10/1/2027		20	20
Southwestern Energy Co. 8.375% 9/15/2028		30	31
Southwestern Energy Co. 5.375% 3/15/2030		135	123
Southwestern Energy Co. 4.75% 2/1/2032		105	90
Spirit AeroSystems, Inc. 9.375% 11/30/2029[7]		17	18
Sprint Corp. 7.625% 3/1/2026		130	137
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3]		2,890	917
Stellantis Finance US, Inc. 1.711% 1/29/2027[7]		1,500	1,289
Stellantis Finance US, Inc. 5.625% 1/12/2028[7]		2,560	2,539
Stellantis Finance US, Inc. 2.691% 9/15/2031[7]		453	347
Stericycle, Inc. 3.875% 1/15/2029[7]		110	96
Studio City Finance, Ltd. 6.00% 7/15/2025[7]		200	174
Sunoco, LP 4.50% 5/15/2029		290	254
Sunoco, LP 4.50% 4/30/2030		35	30
Surgery Center Holdings 10.00% 4/15/2027[7]		103	105
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		12	8
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,7]		800	740
Talen Energy Corp. 7.25% 5/15/2027[7]		205	213
Tencent Holdings, Ltd. 3.24% 6/3/2050[7]		3,450	2,188
Tenet Healthcare Corp. 4.875% 1/1/2026[7]		245	232
Tenet Healthcare Corp. 6.125% 10/1/2028[7]		25	22
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		4,600	4,518
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		3,710	3,695
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		110	96
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,266
Thermo Fisher Scientific, Inc. 4.80% 11/21/2027		630	633
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[8,9]		245	218
T-Mobile US, Inc. 2.40% 3/15/2029		1,079	913
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	412
TransDigm, Inc. 6.25% 3/15/2026[7]		65	64
TransDigm, Inc. 5.50% 11/15/2027		35	33
TransDigm, Inc. 4.875% 5/1/2029		80	70
Transocean Guardian, Ltd. 5.875% 1/15/2024[7]		10	10
Transocean Poseidon, Ltd. 6.875% 2/1/2027[7]		66	64
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[6,7]		100	88
Triumph Group, Inc. 6.25% 9/15/2024[7]		35	33
U.S. Treasury 0.125% 1/31/2023		12,320	12,282
U.S. Treasury 2.625% 2/28/2023		6,900	6,882
U.S. Treasury 1.875% 8/31/2024		4,515	4,320
U.S. Treasury 3.25% 8/31/2024		1,065	1,043
U.S. Treasury 0.25% 8/31/2025		20,534	18,475
U.S. Treasury 2.875% 11/30/2025		5,400	5,198
U.S. Treasury 4.00% 12/15/2025		1,992	1,980
U.S. Treasury 0.375% 1/31/2026		14,610	13,004
U.S. Treasury 0.75% 8/31/2026		4,361	3,862
U.S. Treasury 0.875% 9/30/2026		11,098	9,858
U.S. Treasury 1.125% 10/31/2026		1,698	1,519
U.S. Treasury 2.50% 3/31/2027		9,560	8,975
U.S. Treasury 3.875% 11/30/2027		105,639	105,067
U.S. Treasury 1.625% 8/15/2029		10,760	9,336
U.S. Treasury 1.375% 11/15/2031[12]		25,783	20,999

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
U.S. Treasury 1.875% 2/15/2032	USD	2,000	$1,696
U.S. Treasury 4.125% 11/15/2032		1,169	1,192
U.S. Treasury 1.125% 5/15/2040		9,170	5,754
U.S. Treasury 1.875% 2/15/2041[12]		18,740	13,274
U.S. Treasury 1.75% 8/15/2041		6,050	4,151
U.S. Treasury 2.375% 2/15/2042		2,872	2,195
U.S. Treasury 3.00% 8/15/2048		5,045	4,164
U.S. Treasury 2.00% 8/15/2051		5,755	3,788
U.S. Treasury 3.00% 8/15/2052[12]		29,749	24,666
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,239	2,089
UBS Group AG 1.008% 7/30/2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,7]		1,950	1,897
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,7]		2,265	2,228
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[8,9]		75	69
Ukraine 7.75% 9/1/2024[3]		6,210	1,544
Ukraine 7.75% 9/1/2026[3]		1,570	338
Ukraine 6.876% 5/21/2031[3]		1,269	244
Uniform Mortgage-Backed Security 5.00% 1/1/2053[5,11]		2,100	2,070
Uniform Mortgage-Backed Security 5.50% 1/1/2053[5,11]		10,300	10,329
Unisys Corp. 6.875% 11/1/2027[7]		35	27
United Natural Foods, Inc. 6.75% 10/15/2028[7]		235	226
United Rentals, Inc. 4.875% 1/15/2028		30	29
United Rentals, Inc. 6.00% 12/15/2029[7]		315	314
Univision Communications, Inc. 4.50% 5/1/2029[7]		240	201
Univision Communications, Inc. 7.375% 6/30/2030[7]		145	139
US Foods, Inc. 4.625% 6/1/2030[7]		35	31
Vail Resorts, Inc. 6.25% 5/15/2025[7]		120	120
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[7]		75	64
Valvoline, Inc. 3.625% 6/15/2031[7]		85	70
Venator Finance SARL 9.50% 7/1/2025[7]		185	134
Venator Finance SARL 5.75% 7/15/2025[7]		140	48
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[7]		35	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[7]		125	107
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[7]		65	53
Verizon Communications, Inc. 3.15% 3/22/2030		575	508
Verizon Communications, Inc. 2.55% 3/21/2031		2,100	1,732
VICI Properties, LP 4.375% 5/15/2025		1,563	1,520
VICI Properties, LP 4.625% 12/1/2029[7]		15	14
VICI Properties, LP 4.125% 8/15/2030[7]		420	368
VZ Secured Financing BV 5.00% 1/15/2032[7]		200	163
W. R. Grace Holdings, LLC 5.625% 8/15/2029[7]		20	16
Warner Music Group 3.75% 12/1/2029[7]		125	108
Warner Music Group 3.875% 7/15/2030[7]		135	117
Warner Music Group 3.00% 2/15/2031[7]		80	64
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[7]		917	758
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[7]		1,928	1,482
Warrior Met Coal, Inc. 7.875% 12/1/2028[7]		140	138
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[7]		320	302
WEA Finance, LLC 3.75% 9/17/2024[7]		535	506
Weatherford International, Ltd. 11.00% 12/1/2024[7]		5	5
Weatherford International, Ltd. 6.50% 9/15/2028[7]		65	64
Weatherford International, Ltd. 8.625% 4/30/2030[7]		65	63
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		5,788	5,370
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,363
WESCO Distribution, Inc. 7.125% 6/15/2025[7]		180	183
WESCO Distribution, Inc. 7.25% 6/15/2028[7]		245	249
Western Global Airlines, LLC 10.375% 8/15/2025[7]		15	11
Western Midstream Operating, LP 3.35% 2/1/2025[1]		85	81
Western Midstream Operating, LP 4.75% 8/15/2028		65	59
Western Midstream Operating, LP 5.50% 2/1/2050[1]		25	21

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	USD	1,250	$1,147
WeWork Companies, LLC 5.00% 7/10/2025[7]		50	17
Wyndham Destinations, Inc. 6.625% 7/31/2026[7]		65	64
Wynn Las Vegas, LLC 4.25% 5/30/2023[7]		38	38
Wynn Resorts Finance, LLC 7.75% 4/15/2025[7]		180	179
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[8,9]		110	100
Ziggo Bond Co. BV 5.125% 2/28/2030[7]		200	162
Ziggo Bond Finance BV 4.875% 1/15/2030[7]		300	252
			669,959

Total bonds, notes & other debt instruments (cost: $1,515,444,000)			1,337,877

Investment funds 3.29%	Shares
U.S. dollars 3.29%
Capital Group Central Corporate Bond Fund[13]	5,972,524	48,676

Total investment funds (cost: $47,079,000)		48,676

Preferred securities 0.00%
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,7,14]	48	20

Total preferred securities (cost: $49,000)		20

Common stocks 0.01%
U.S. dollars 0.01%
Constellation Oil Services Holding SA, Class B-1[6,14]	1,214,969	134
Bighorn Permian Resources, LLC[6]	531	—	[15]

Total common stocks (cost: $0)		134

Short-term securities 6.79%	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 6.78%
DNB Bank ASA 3/2/2023[7]	4.273%	USD	35,000	34,740
NRW.Bank 2/6/2023[7]	4.192		31,100	30,957
Oesterreich Kontrollbank 2/21/2023	4.245		35,000	34,773
				100,470

			Shares
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[13,16]			1,674	167

Total short-term securities (cost: $100,664,000)				100,637
Total investment securities 100.37% (cost: $1,663,236,000)				1,487,344
Other assets less liabilities (0.37)%				(5,450)

Net assets 100.00%				$1,481,894

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	60	March 2023	USD	6,771	$(87)
2 Year U.S. Treasury Note Futures	Long	130	March 2023		26,660	31
5 Year Euro-Bobl Futures	Long	236	March 2023		29,242	(987)
5 Year U.S. Treasury Note Futures	Long	1,196	March 2023		129,084	(139)
10 Year Euro-Bund Futures	Long	95	March 2023		13,518	(880)
10 Year Italy Government Bond Futures	Long	71	March 2023		8,278	(663)
10 Year Japanese Government Bond Futures	Long	9	March 2023		9,975	(41)
10 Year U.S. Treasury Note Futures	Long	328	March 2023		36,833	(201)
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2023		(20,699)	123
10 Year UK Gilt Futures	Short	44	March 2023		(5,314)	335
20 Year U.S. Treasury Bond Futures	Long	65	March 2023		8,147	(131)
30 Year Euro-Buxl Futures	Long	57	March 2023		8,252	(1,530)
30 Year Ultra U.S. Treasury Bond Futures	Short	170	March 2023		(22,833)	183
						$(3,987)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	8,431,290	USD	6,478	Bank of America	1/9/2023	$219
HUF	1,284,310	EUR	3,067	UBS AG	1/10/2023	145
PLN	20,540	EUR	4,330	HSBC Bank	1/10/2023	45
DKK	17,400	USD	2,465	UBS AG	1/10/2023	42
PLN	3,330	USD	739	UBS AG	1/10/2023	20
SEK	23,400	USD	2,256	UBS AG	1/10/2023	(12)
USD	6,519	AUD	9,680	HSBC Bank	1/10/2023	(75)
USD	2,058	HUF	818,090	UBS AG	1/10/2023	(127)
EUR	6,800	USD	7,143	Bank of America	1/11/2023	142
CNH	154,697	USD	22,271	Citibank	1/11/2023	105
USD	1,405	EUR	1,320	Bank of America	1/11/2023	(9)
USD	2,019	EUR	1,900	Bank of America	1/11/2023	(17)
SEK	22,100	USD	2,141	Bank of America	1/11/2023	(22)
NZD	1,070	USD	682	Morgan Stanley	1/12/2023	(2)
JPY	2,083,770	USD	15,470	Bank of America	1/13/2023	438
CNH	146,490	USD	21,104	JPMorgan Chase	1/13/2023	89
USD	4,476	GBP	3,660	Morgan Stanley	1/13/2023	50
PLN	18,110	EUR	3,807	UBS AG	1/13/2023	50
CHF	2,790	USD	2,985	UBS AG	1/13/2023	37
USD	3,682	CAD	4,970	Standard Chartered Bank	1/13/2023	11
EUR	9,477	DKK	70,470	BNP Paribas	1/13/2023	(1)
USD	807	NOK	7,930	UBS AG	1/13/2023	(3)
USD	19,831	MXN	394,043	UBS AG	1/13/2023	(336)
EUR	6,752	PLN	31,970	HSBC Bank	1/17/2023	(48)
JPY	6,231,228	USD	45,941	Standard Chartered Bank	1/20/2023	1,678
JPY	3,696,640	USD	27,194	Standard Chartered Bank	1/20/2023	1,056
USD	5,044	HUF	1,807,090	Bank of America	1/20/2023	232
JPY	573,812	AUD	6,280	HSBC Bank	1/20/2023	105
CAD	16,753	USD	12,310	Bank of America	1/20/2023	64
CZK	124,020	USD	5,572	Goldman Sachs	1/20/2023	(92)
USD	14,203	DKK	100,190	Bank of America	1/20/2023	(244)

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	5,215	CZK	124,020	Morgan Stanley	1/20/2023	$(266)
HUF	1,807,090	USD	5,519	Bank of America	1/20/2023	(706)
EUR	23,500	USD	24,897	Bank of America	1/23/2023	303
USD	2,087	COP	10,038,860	Morgan Stanley	1/23/2023	26
CZK	47,290	EUR	1,935	UBS AG	1/23/2023	14
COP	3,594,590	USD	753	Bank of America	1/23/2023	(15)
USD	10,027	EUR	9,480	BNP Paribas	1/23/2023	(139)
THB	84,660	USD	2,468	Standard Chartered Bank	1/26/2023	(8)
JPY	833,790	USD	5,779	Standard Chartered Bank	1/27/2023	599
JPY	1,210,240	USD	8,936	BNP Paribas	1/27/2023	322
JPY	419,350	USD	2,897	UBS AG	1/27/2023	310
JPY	559,100	USD	4,149	Goldman Sachs	1/27/2023	128
PLN	24,520	USD	5,913	BNP Paribas	2/2/2023	(333)
KRW	2,855,970	USD	2,161	Standard Chartered Bank	2/28/2023	110
EUR	14,020	USD	14,746	Bank of America	3/6/2023	330
CNH	64,940	USD	9,270	Standard Chartered Bank	3/6/2023	162
JPY	417,300	USD	3,097	BNP Paribas	3/6/2023	111
KRW	2,388,130	USD	1,834	HSBC Bank	3/6/2023	65
						$4,553

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	4,428	$(70)	$—	$(70)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		37,736	(600)	—	(600)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		13,908	(231)	—	(231)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		34,764	(572)	—	(572)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		5,734	(95)	—	(95)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		5,734	(95)	—	(95)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		6,295	(106)	—	(106)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		11,830	(206)	—	(206)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		11,817	(215)	—	(215)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		12,043	(220)	—	(220)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		12,093	(221)	—	(221)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		10,675	(203)	—	(203)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		12,176	(230)	—	(230)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		12,163	(228)	—	(228)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		12,163	(228)	—	(228)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		13,521	(252)	—	(252)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(283)	—	(283)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(284)	—	(284)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		1,440	(24)	—	(24)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	7,210	(183)	—	(183)
2.42%	Annual	SONIA	Annual	5/5/2024		42,400	(1,114)	—	(1,114)
2.363%	Annual	SONIA	Annual	5/11/2024		40,870	(1,101)	—	(1,101)
2.628%	Annual	SONIA	Annual	7/28/2024		40,530	(1,386)	—	(1,386)
SONIA	Annual	5.6325%	Annual	9/25/2024		41,140	(468)	—	(468)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(198)	—	(198)

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium		Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)		at 12/31/2022 (000)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	48,400	$(205)	$—		$(205)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026		58,800	(253)	—	[15]	(253)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,000	(52)	—		(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026		13,900	(53)	—		(53)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,200	(55)	—		(55)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026		43,000	(160)	—	[15]	(160)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		14,100	(53)	—		(53)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026		27,800	(106)	—		(106)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		62,600	(226)	—		(226)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		172,500	(623)	—		(623)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		28,900	(64)	—		(64)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		43,375	(94)	—		(94)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		89,445	(209)	—		(209)
							$(10,966)	$—	[15]	$(10,966)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)		Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD5,650		$331		$350	$(19)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2022 (000)	[18]	Upfront premium (received) paid (000)	Unrealized appreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.39	12/20/2027	USD19,138		$118		$(134)	$252
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	97,747		781		547	234
						$899		$413	$486

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 3.29%
Capital Group Central Corporate Bond Fund	$—	$47,078	$—	$—	$1,598	$48,676	$306
Short-term securities 0.01%
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[16]	144,080	923,691	1,067,610	17	(11)	167	2,751
Total 3.30%				$17	$1,587	$48,843	$3,057

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Restricted securities2

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	$5,689	$5,327	.36%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	3,239	2,091	.14
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	6,045	5,177	.35
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,381	2,944	.20
Total		$18,354	$15,539	1.05%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $15,539,000, which represented 1.05% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Value determined using significant unobservable inputs.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,829,000, which represented 11.26% of the net assets of the fund.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,760,000, which represented .12% of the net assets of the fund.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[11]	Purchased on a TBA basis.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,515,000, which represented .84% of the net assets of the fund.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security did not produce income during the last 12 months.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2022.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

DOP = Dominican pesos

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	225

American High-Income Trust

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 88.59%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 88.51%
Energy 14.19%
Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2/15/2026[1]	USD	295	$293
Altera Infrastructure, LP 8.50% 7/15/2023[1,2,3]		2,009	375
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	522
Antero Resources Corp. 7.625% 2/1/2029[1]		244	246
Antero Resources Corp. 5.375% 3/1/2030[1]		230	214
Apache Corp. 6.00% 1/15/2037		165	153
Apache Corp. 5.10% 9/1/2040		695	578
Apache Corp. 4.75% 4/15/2043		265	200
Ascent Resources - Utica, LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 11/1/2025[1,4,5]		228	242
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	1,982
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	210
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	266
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,245	1,112
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,610	1,409
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	493
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[1]		905	829
California Resources Corp. 7.125% 2/1/2026[1]		390	375
Callon Petroleum Co. 7.50% 6/15/2030[1]		515	472
Centennial Resource Production, LLC 6.875% 4/1/2027[1]		440	416
Cheniere Energy Partners, LP 4.50% 10/1/2029		938	846
Cheniere Energy Partners, LP 4.00% 3/1/2031		413	352
Cheniere Energy Partners, LP 3.25% 1/31/2032		615	490
Cheniere Energy, Inc. 4.625% 10/15/2028		3,831	3,470
Chesapeake Energy Corp. 4.875% 4/15/2022[2]		4,300	97
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		1,000	966
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		1,670	1,585
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		380	371
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	230
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,161
CNX Resources Corp. 6.00% 1/15/2029[1]		1,669	1,538
CNX Resources Corp. 7.375% 1/15/2031[1]		856	822
Comstock Resources, Inc. 6.75% 3/1/2029[1]		910	823
Comstock Resources, Inc. 5.875% 1/15/2030[1]		770	663
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[6]		3,114	1,843
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	341
Crestwood Midstream Partners, LP 5.75% 4/1/2025		250	244
Crestwood Midstream Partners, LP 5.625% 5/1/2027[1]		290	270
Crestwood Midstream Partners, LP 6.00% 2/1/2029[1]		575	528
Crestwood Midstream Partners, LP 8.00% 4/1/2029[1]		1,675	1,669
Devon Energy Corp. 5.875% 6/15/2028		202	205
Devon Energy Corp. 4.50% 1/15/2030		493	460
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[1,5,6]		68	65
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6]		62	58
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,503	1,294
DT Midstream, Inc. 4.375% 6/15/2031[1]		832	699
Energean Israel Finance, Ltd. 4.50% 3/30/2024[1]		945	914
Energean Israel Finance, Ltd. 4.875% 3/30/2026[1]		1,080	1,002
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		80	70
Energean PLC 6.50% 4/30/2027[1]		380	354
EnLink Midstream Partners, LLC 5.625% 1/15/2028[1]		445	425
EQM Midstream Partners, LP 4.125% 12/1/2026		127	113
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		405	397
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		2,345	2,245
EQM Midstream Partners, LP 5.50% 7/15/2028		881	789
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	703
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		1,078	1,040
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,645	1,348
EQM Midstream Partners, LP 6.50% 7/15/2048		910	684
EQT Corp. 6.125% 2/1/2025[7]		250	251
EQT Corp. 5.00% 1/15/2029		290	273

226	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQT Corp. 7.25% 2/1/2030[7]	USD	300	$312
EQT Corp. 3.625% 5/15/2031[1]		500	424
Genesis Energy, LP 5.625% 6/15/2024		120	116
Genesis Energy, LP 6.50% 10/1/2025		1,886	1,805
Genesis Energy, LP 6.25% 5/15/2026		320	293
Genesis Energy, LP 8.00% 1/15/2027		2,825	2,672
Genesis Energy, LP 7.75% 2/1/2028		87	80
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,387
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,947	1,863
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,300	1,113
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		630	577
Hess Midstream Partners, LP 5.125% 6/15/2028[1]		851	788
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	132
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	878
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	821
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		728	631
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		835	722
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[1]		220	216
Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00% 2/1/2028[1]		260	237
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[1]		460	442
Independence Energy Finance, LLC 7.25% 5/1/2026[1]		500	472
Kinetik Holdings, LP 5.875% 6/15/2030[1]		500	470
Murphy Oil Corp. 5.75% 8/15/2025		139	137
Murphy Oil Corp. 5.625% 5/1/2027		135	131
Murphy Oil Corp. 6.375% 7/15/2028		415	400
Murphy Oil USA, Inc. 4.75% 9/15/2029		820	752
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		1,065	878
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,540	1,494
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		320	302
Neptune Energy Group Holdings, Ltd. 6.625% 5/15/2025[1]		1,250	1,216
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,625	1,541
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		4,175	3,885
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,670	7,735
NGL Energy Partners, LP 6.125% 3/1/2025		2,054	1,677
NGL Energy Partners, LP 7.50% 4/15/2026		650	498
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,805	1,735
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]		625	593
NuStar Logistics, LP 6.00% 6/1/2026		286	276
Oasis Petroleum, Inc. 6.375% 6/1/2026[1]		995	970
Occidental Petroleum Corp. 5.875% 9/1/2025		710	709
Occidental Petroleum Corp. 6.375% 9/1/2028		225	227
Occidental Petroleum Corp. 8.875% 7/15/2030		650	735
Occidental Petroleum Corp. 6.625% 9/1/2030		990	1,025
Occidental Petroleum Corp. 6.125% 1/1/2031		640	647
Occidental Petroleum Corp. 6.45% 9/15/2036		125	128
Occidental Petroleum Corp. 6.60% 3/15/2046		605	624
Occidental Petroleum Corp. 4.20% 3/15/2048		165	127
Parkland Corp. 4.625% 5/1/2030[1]		835	692
Patterson-UTI Energy, Inc. 5.15% 11/15/2029		80	72
PDC Energy, Inc. 5.75% 5/15/2026		600	574
Petrobras Global Finance Co. 6.75% 6/3/2050		288	252
Petrobras Global Finance Co. 5.50% 6/10/2051		202	155
Petróleos Mexicanos 6.875% 10/16/2025		350	343
Petróleos Mexicanos 8.75% 6/2/2029		732	687
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	305
Range Resources Corp. 4.875% 5/15/2025		362	344
Range Resources Corp. 8.25% 1/15/2029		900	929
Range Resources Corp. 4.75% 2/15/2030[1]		970	856
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		550	495
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		371	345
Sanchez Energy Corp. 7.25% 2/15/2023[1,2]		739	12

American Funds Insurance Series	227

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
SM Energy Co. 5.625% 6/1/2025	USD	430	$413
Southwestern Energy Co. 5.95% 1/23/2025[7]		215	212
Southwestern Energy Co. 7.75% 10/1/2027		272	278
Southwestern Energy Co. 8.375% 9/15/2028		565	584
Southwestern Energy Co. 5.375% 2/1/2029		340	316
Southwestern Energy Co. 5.375% 3/15/2030		2,470	2,257
Southwestern Energy Co. 4.75% 2/1/2032		1,225	1,049
Suburban Propane Partners, LP / Suburban Energy Finance Corp. 5.00% 6/1/2031[1]		335	285
Sunoco, LP 6.00% 4/15/2027		547	540
Sunoco, LP 5.875% 3/15/2028		290	275
Sunoco, LP 4.50% 5/15/2029		1,735	1,520
Sunoco, LP 4.50% 4/30/2030		1,680	1,461
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	86
Targa Resources Partners, LP 6.50% 7/15/2027		133	134
Targa Resources Partners, LP 6.875% 1/15/2029		915	924
Targa Resources Partners, LP 5.50% 3/1/2030		802	756
Targa Resources Partners, LP 4.875% 2/1/2031		695	629
Transocean Guardian, Ltd. 5.875% 1/15/2024[1]		92	90
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		337	328
Transocean, Inc. 6.125% 8/1/2025[1]		178	174
Transocean, Inc. 7.25% 11/1/2025[1]		500	443
Transocean, Inc. 11.50% 1/30/2027[1]		95	95
Transocean, Inc. 6.80% 3/15/2038		300	190
USA Compression Partners, LP 6.875% 4/1/2026		669	643
USA Compression Partners, LP 6.875% 9/1/2027		247	231
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,795	2,386
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		650	532
Weatherford International, Ltd. 11.00% 12/1/2024[1]		185	189
Weatherford International, Ltd. 6.50% 9/15/2028[1]		2,130	2,091
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,485	3,353
Western Gas Partners, LP 4.50% 3/1/2028		979	904
Western Midstream Operating, LP 3.35% 2/1/2025[7]		369	350
Western Midstream Operating, LP 4.75% 8/15/2028		160	146
Western Midstream Operating, LP 4.30% 2/1/2030[7]		480	420
Western Midstream Operating, LP 5.50% 2/1/2050[7]		770	636
			117,959

Consumer discretionary 12.43%
Adient Global Holdings, Ltd. 4.875% 8/15/2026[1]		525	490
Affinity Gaming 6.875% 12/15/2027[1]		1,040	883
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		508	466
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		716	624
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		490	406
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		2,790	2,029
Asbury Automotive Group, Inc. 4.50% 3/1/2028		250	220
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,304
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,070	882
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	227
AutoNation, Inc. 2.40% 8/1/2031		610	440
Bath & Body Works, Inc. 6.625% 10/1/2030[1]		540	508
Bath & Body Works, Inc. 6.875% 11/1/2035		1,316	1,172
Bath & Body Works, Inc. 6.75% 7/1/2036		655	577
Beazer Homes USA, Inc. 5.875% 10/15/2027		540	473
Boyd Gaming Corp. 4.75% 12/1/2027		441	411
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	301
Boyne USA, Inc. 4.75% 5/15/2029[1]		570	505
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,056
Caesars Entertainment, Inc. 8.125% 7/1/2027[1]		665	655
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		560	457
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		345	338

228	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Carnival Corp. 10.50% 2/1/2026[1]	USD	1,405	$1,414
Carnival Corp. 4.00% 8/1/2028[1]		3,000	2,452
Carnival Corp. 6.00% 5/1/2029[1]		655	438
Carnival Corp. 10.50% 6/1/2030[1]		100	81
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[1]		615	552
CEC Entertainment, Inc. 6.75% 5/1/2026[1]		320	298
Dana, Inc. 4.25% 9/1/2030		200	161
Dana, Inc. 4.50% 2/15/2032		375	300
Empire Communities Corp. 7.00% 12/15/2025[1]		475	430
Empire Resorts, Inc. 7.75% 11/1/2026[1]		470	378
Everi Holdings, Inc. 5.00% 7/15/2029[1]		95	82
Fertitta Entertainment, Inc. 4.625% 1/15/2029[1]		1,260	1,068
Fertitta Entertainment, Inc. 6.75% 1/15/2030[1]		4,090	3,307
First Student Bidco, Inc. 4.00% 7/31/2029[1]		2,135	1,769
Ford Motor Co. 5.291% 12/8/2046		70	54
Ford Motor Credit Company, LLC 5.125% 6/16/2025		2,215	2,134
Ford Motor Credit Company, LLC 3.375% 11/13/2025		465	421
Ford Motor Credit Company, LLC 4.542% 8/1/2026		1,460	1,348
Ford Motor Credit Company, LLC 2.70% 8/10/2026		350	304
Ford Motor Credit Company, LLC 4.271% 1/9/2027		525	476
Ford Motor Credit Company, LLC 4.95% 5/28/2027		370	346
Ford Motor Credit Company, LLC 4.125% 8/17/2027		835	749
Ford Motor Credit Company, LLC 3.815% 11/2/2027		880	775
Ford Motor Credit Company, LLC 2.90% 2/16/2028		300	248
Ford Motor Credit Company, LLC 5.113% 5/3/2029		200	182
Ford Motor Credit Company, LLC 4.00% 11/13/2030		570	469
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		615	522
Hanesbrands, Inc. 4.625% 5/15/2024[1]		1,945	1,887
Hanesbrands, Inc. 4.875% 5/15/2026[1]		1,624	1,454
Hilton Grand Vacations Borrower 5.00% 6/1/2029[1]		591	509
Hilton Worldwide Holdings, Inc. 3.75% 5/1/2029[1]		200	173
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		408	370
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[1]		1,520	1,275
International Game Technology PLC 6.50% 2/15/2025[1]		911	918
International Game Technology PLC 4.125% 4/15/2026[1]		915	855
International Game Technology PLC 5.25% 1/15/2029[1]		4,120	3,846
Jacobs Entertainment, Inc. 6.75% 2/15/2029[1]		505	456
KB Home 6.875% 6/15/2027		330	333
KB Home 7.25% 7/15/2030		330	321
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	303
Las Vegas Sands Corp. 3.20% 8/8/2024		400	378
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		2,565	2,057
Levi Strauss & Co. 3.50% 3/1/2031[1]		430	342
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	186
Lithia Motors, Inc. 4.625% 12/15/2027[1]		270	244
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,165	959
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	677
LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2/15/2026[1]		335	297
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	468
Marriott International, Inc. 3.50% 10/15/2032		470	392
Marriott International, Inc. 2.75% 10/15/2033		430	329
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		370	307
Mattel, Inc. 3.75% 4/1/2029[1]		490	431
Melco International Development, Ltd. 4.875% 6/6/2025[1]		440	405
Melco International Development, Ltd. 5.75% 7/21/2028[1]		595	498
Melco International Development, Ltd. 5.375% 12/4/2029[1]		1,221	982
Melco Resorts Finance, Ltd. 5.25% 4/26/2026[1]		300	264
Merlin Entertainment 5.75% 6/15/2026[1]		492	461
MGM Resorts International 6.00% 3/15/2023		281	281
MGM Resorts International 5.50% 4/15/2027		401	374
Mohegan Gaming & Entertainment 8.00% 2/1/2026[1]		370	347

American Funds Insurance Series	229

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Motel 6 Operating, LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 9.318% 9/9/2026[4,5]	USD	512	$506
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	257
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	319
NCL Corp., Ltd. 5.875% 2/15/2027[1]		1,510	1,310
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	271
Neiman Marcus Group, LLC 7.125% 4/1/2026[1]		1,650	1,549
Panther BF Aggregator 2, LP 6.25% 5/15/2026[1]		140	137
Panther BF Aggregator 2, LP 8.50% 5/15/2027[1]		455	445
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[1,5]		240	65
Party City Holdings, Inc. 8.75% 2/15/2026[1]		7,577	2,197
Party City Holdings, Inc. 6.625% 8/1/2026[1]		500	13
Penske Automotive Group, Inc. 3.75% 6/15/2029		670	545
PetSmart, Inc. 4.75% 2/15/2028[1]		710	644
PetSmart, Inc. 7.75% 2/15/2029[1]		1,190	1,120
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		1,065	787
Premier Entertainment Sub, LLC 5.875% 9/1/2031[1]		375	266
QVC, Inc. 4.85% 4/1/2024		75	70
QVC, Inc. 4.375% 9/1/2028		121	73
Raptor Acquisition Corp. 4.875% 11/1/2026[1]		550	489
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[1]		480	330
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		2,371	2,548
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,820	1,473
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	602
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,107
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,370	1,009
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		710	568
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,786
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,039
Sally Holdings, LLC 5.625% 12/1/2025		1,030	994
Sands China, Ltd. 5.625% 8/8/2025		275	263
Sands China, Ltd. 5.90% 8/8/2028		200	188
Sands China, Ltd. 4.875% 6/18/2030		550	484
Sands China, Ltd. 3.75% 8/8/2031[7]		560	441
Scientific Games Corp. 8.625% 7/1/2025[1]		1,215	1,242
Scientific Games Corp. 7.00% 5/15/2028[1]		985	941
Scientific Games Corp. 7.25% 11/15/2029[1]		960	923
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		845	715
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,565	1,255
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,180	1,717
Studio City Finance, Ltd. 6.00% 7/15/2025[1]		690	599
Studio City Finance, Ltd. 5.00% 1/15/2029[1]		550	407
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		435	366
The Gap, Inc. 3.625% 10/1/2029[1]		170	120
The Gap, Inc. 3.875% 10/1/2031[1]		108	76
The Home Co., Inc. 7.25% 10/15/2025[1]		660	568
Travel + Leisure Co. 6.00% 4/1/2027		205	195
Travel + Leisure Co. 4.50% 12/1/2029[1]		1,155	943
Universal Entertainment Corp. 8.50% 12/11/2024[1]		2,945	2,751
Vail Resorts, Inc. 6.25% 5/15/2025[1]		315	316
VICI Properties, LP 4.25% 12/1/2026[1]		462	432
VICI Properties, LP / VICI Note Co., Inc. 5.625% 5/1/2024[1]		447	443
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,175
Wheel Pros, Inc. 6.50% 5/15/2029[1]		1,280	454
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 8.825% 5/11/2028[4,5]		948	647
Wyndham Destinations, Inc. 6.625% 7/31/2026[1]		695	681
Wyndham Destinations, Inc. 4.625% 3/1/2030[1]		400	332
Wyndham Worldwide Corp. 4.375% 8/15/2028[1]		765	688
Wynn Las Vegas, LLC 4.25% 5/30/2023[1]		861	850
Wynn Macau, Ltd. 5.625% 8/26/2028[1]		900	771

230	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Wynn Resorts Finance, LLC 7.75% 4/15/2025[1]	USD	494	$492
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	414
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[4,5]		465	421
			103,390

Communication services 10.50%
Altice France Holding SA 10.50% 5/15/2027[1]		1,650	1,262
Altice France SA 5.125% 7/15/2029[1]		1,677	1,260
Brightstar Escrow Corp. 9.75% 10/15/2025[1]		140	129
Cablevision Systems Corp. 5.375% 2/1/2028[1]		457	369
CCO Holdings, LLC 5.00% 2/1/2028[1]		586	533
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	283
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,437	2,972
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,509
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,065	2,465
CCO Holdings, LLC 4.75% 2/1/2032[1]		1,225	996
CCO Holdings, LLC 4.50% 5/1/2032		1,024	817
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,330	1,023
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,040	1,510
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 5/1/2026[1]		102	99
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 6/1/2029[1]		360	326
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		140	109
Centerfield Media Parent, Inc. 6.625% 8/1/2026[1]		960	616
Cinemark USA, Inc. 5.875% 3/15/2026[1]		278	232
Clear Channel Worldwide Holdings, Inc. 7.75% 4/15/2028[1]		570	417
Clear Channel Worldwide Holdings, Inc. 7.50% 6/1/2029[1]		315	232
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		450	409
Connect Finco SARL 6.75% 10/1/2026[1]		725	673
Consolidated Communications, Inc. 5.00% 10/1/2028[1]		225	166
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	492
CSC Holdings, LLC 3.375% 2/15/2031[1]		700	458
Diamond Sports Group, LLC 5.375% 8/15/2026[1]		503	60
Diamond Sports Group, LLC 6.625% 8/15/2027[1]		1,056	12
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		3,010	2,699
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[4,5]		1,655	1,613
DISH Network Corp. 11.75% 11/15/2027[1]		3,950	4,073
Embarq Corp. 7.995% 6/1/2036		2,867	1,339
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 12.134% 7/31/2028[4,5]		365	361
Frontier Communications Corp. 5.875% 10/15/2027[1]		1,455	1,354
Frontier Communications Corp. 5.00% 5/1/2028[1]		3,780	3,304
Frontier Communications Corp. 6.75% 5/1/2029[1]		1,990	1,649
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,390	1,077
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	590
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		970	988
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		925	668
Gray Television, Inc. 5.875% 7/15/2026[1]		203	181
Gray Television, Inc. 7.00% 5/15/2027[1]		1,018	904
Gray Television, Inc. 4.75% 10/15/2030[1]		397	288
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		1,995	1,693
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	204
Iliad Holding SAS 6.50% 10/15/2026[1]		630	585
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[4,5]		385	357
Lamar Media Corp. 3.75% 2/15/2028		61	55
Lamar Media Corp. 4.875% 1/15/2029		300	277
Lamar Media Corp. 4.00% 2/15/2030		260	228
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		855	616

American Funds Insurance Series	231

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Ligado Networks, LLC 15.50% PIK 11/1/2023[1,6]	USD	2,149	$701
Live Nation Entertainment, Inc. 4.75% 10/15/2027[1]		250	223
Live Nation Entertainment, Inc. 3.75% 1/15/2028[1]		425	363
Match Group, Inc. 4.625% 6/1/2028[1]		308	275
Match Group, Inc. 5.625% 2/15/2029[1]		300	280
McGraw-Hill Education, Inc. 5.75% 8/1/2028[1]		520	438
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		3,110	2,570
Netflix, Inc. 4.875% 4/15/2028		310	300
News Corp. 3.875% 5/15/2029[1]		1,620	1,408
News Corp. 5.125% 2/15/2032[1]		1,760	1,604
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[1]		2,910	2,522
Nexstar Escrow Corp. 5.625% 7/15/2027[1]		324	298
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		750	603
Sinclair Television Group, Inc. 4.125% 12/1/2030[1]		710	533
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		1,600	1,423
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		2,385	2,080
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		445	368
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		2,590	2,026
Sprint Corp. 7.625% 3/1/2026		480	506
Sprint Corp. 6.875% 11/15/2028		1,656	1,723
Sprint Corp. 8.75% 3/15/2032		1,751	2,088
TEGNA, Inc. 5.00% 9/15/2029		366	348
T-Mobile US, Inc. 3.375% 4/15/2029		860	759
Univision Communications, Inc. 5.125% 2/15/2025[1]		3,195	3,049
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,050	2,949
Univision Communications, Inc. 4.50% 5/1/2029[1]		4,500	3,772
Univision Communications, Inc. 7.375% 6/30/2030[1]		935	895
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 8.83% 6/24/2029[4,5]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	359
Virgin Media O2 4.25% 1/31/2031[1]		1,975	1,603
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		990	829
VZ Secured Financing BV 5.00% 1/15/2032[1]		1,060	863
Warner Music Group 3.75% 12/1/2029[1]		1,645	1,417
Warner Music Group 3.875% 7/15/2030[1]		780	673
Warner Music Group 3.00% 2/15/2031[1]		225	180
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		298	246
Ziggo Bond Co. BV 5.125% 2/28/2030[1]		419	339
Ziggo Bond Finance BV 4.875% 1/15/2030[1]		1,350	1,132
			87,346

Materials 9.94%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	492
Alcoa Nederland Holding BV 4.125% 3/31/2029[1]		430	382
Allegheny Technologies, Inc. 5.875% 12/1/2027		180	172
Allegheny Technologies, Inc. 4.875% 10/1/2029		1,575	1,394
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,170	1,036
ArcelorMittal 7.00% 10/15/2039		488	497
ArcelorMittal 6.75% 3/1/2041		755	731
Arconic Corp. 6.00% 5/15/2025[1]		360	355
Arconic Rolled Products Corp. 6.125% 2/15/2028[1]		200	188
Ardagh Group SA 6.50% Cash 6/30/2027[1,6]		422	294
Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[1]		750	735
Ardagh Metal Packaging Finance USA, LLC 3.25% 9/1/2028[1]		500	425
Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/2029[1]		550	437
Ardagh Packaging Finance 4.125% 8/15/2026[1]		900	782
Avient Corp. 7.125% 8/1/2030[1]		335	328
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	426
Ball Corp. 6.875% 3/15/2028		1,065	1,095
Ball Corp. 2.875% 8/15/2030		160	128

232	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ball Corp. 3.125% 9/15/2031	USD	1,660	$1,335
BWAY Parent Co., Inc. 5.50% 4/15/2024[1]		1,464	1,427
BWAY Parent Co., Inc. 7.25% 4/15/2025[1]		625	579
BWAY Parent Co., Inc., Term Loan,
(3-month USD-LIBOR + 3.25%) 7.37% 4/3/2024[4,5]		255	250
CAN-PACK SA 3.875% 11/15/2029[1]		1,300	1,026
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		262	263
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	281
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		3,243	3,104
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,981	1,761
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,875	2,543
Crown Holdings, Inc. 5.25% 4/1/2030[1]		240	227
CVR Partners, LP 6.125% 6/15/2028[1]		1,125	1,011
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	349
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,893	3,797
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		2,926	2,775
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		7,610	7,156
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	398
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	372
FXI Holdings, Inc. 7.875% 11/1/2024[1]		6,248	5,204
FXI Holdings, Inc. 12.25% 11/15/2026[1]		7,432	6,165
GPC Merger Sub, Inc. 7.125% 8/15/2028[1]		334	279
Graphic Packaging International, LLC 3.75% 2/1/2030[1]		790	673
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.934% 3/15/2029[4,5]		454	391
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	558
LABL, Inc. 5.875% 11/1/2028[1]		730	637
LABL, Inc. 8.25% 11/1/2029[1]		490	391
LSB Industries, Inc. 6.25% 10/15/2028[1]		1,620	1,484
Methanex Corp. 5.125% 10/15/2027		3,870	3,596
Methanex Corp. 5.25% 12/15/2029		1,217	1,082
Methanex Corp. 5.65% 12/1/2044		465	355
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,292	1,323
Mineral Resources, Ltd. 8.50% 5/1/2030[1]		1,270	1,289
Neon Holdings, Inc. 10.125% 4/1/2026[1]		595	508
Nova Chemicals Corp. 4.875% 6/1/2024[1]		760	737
Nova Chemicals Corp. 5.25% 6/1/2027[1]		2,036	1,834
Nova Chemicals Corp. 4.25% 5/15/2029[1]		2,330	1,908
Novelis Corp. 3.25% 11/15/2026[1]		825	741
Novelis Corp. 4.75% 1/30/2030[1]		563	500
Novelis Corp. 3.875% 8/15/2031[1]		1,122	918
Olin Corp. 5.625% 8/1/2029		200	190
Olin Corp. 5.00% 2/1/2030		180	165
Owens-Illinois, Inc. 5.875% 8/15/2023[1]		191	190
Owens-Illinois, Inc. 6.375% 8/15/2025[1]		265	260
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		2,185	1,879
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,225	988
Scotts Miracle-Gro Co. 4.50% 10/15/2029		379	308
Scotts Miracle-Gro Co. 4.375% 2/1/2032		455	344
Sealed Air Corp. 4.00% 12/1/2027[1]		316	287
Sealed Air Corp. 5.00% 4/15/2029[1]		690	650
Silgan Holdings, Inc. 4.125% 2/1/2028		377	350
SPCM SA 3.375% 3/15/2030[1]		400	323
Summit Materials, LLC 6.50% 3/15/2027[1]		360	353
Summit Materials, LLC 5.25% 1/15/2029[1]		755	704
Trivium Packaging BV 5.50% 8/15/2026[1]		330	303
Trivium Packaging BV 8.50% 8/15/2027[1]		703	646
Tronox, Ltd. 4.625% 3/15/2029[1]		730	608
Valvoline, Inc. 4.25% 2/15/2030[1]		353	343
Valvoline, Inc. 3.625% 6/15/2031[1]		410	337
Venator Finance SARL 9.50% 7/1/2025[1]		1,538	1,115

American Funds Insurance Series	233

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Venator Finance SARL 5.75% 7/15/2025[1]	USD	3,501	$1,201
W. R. Grace Holdings, LLC 5.625% 8/15/2029[1]		440	356
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		1,680	1,658
			82,682

Health care 9.93%
1375209 BC, Ltd. 9.00% 1/30/2028[1]		720	705
AdaptHealth, LLC 5.125% 3/1/2030[1]		625	533
Avantor Funding, Inc. 4.625% 7/15/2028[1]		2,380	2,167
Avantor Funding, Inc. 3.875% 11/1/2029[1]		500	420
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		1,789	1,255
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		252	132
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,591	1,258
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	169
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		865	590
Bausch Health Companies, Inc. 7.00% 1/15/2028[1]		413	200
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		1,357	653
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,163
Bausch Health Companies, Inc. 5.00% 2/15/2029[1]		310	149
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	165
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,712	824
Bausch Health Companies, Inc. 14.00% 10/15/2030[1]		550	329
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,762	1,828
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	270
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		285	227
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,310	1,036
Centene Corp. 4.25% 12/15/2027		344	323
Centene Corp. 2.45% 7/15/2028		2,255	1,908
Centene Corp. 4.625% 12/15/2029		2,035	1,864
Centene Corp. 3.375% 2/15/2030		422	358
Centene Corp. 3.00% 10/15/2030		720	592
Centene Corp. 2.50% 3/1/2031		1,245	977
Centene Corp. 2.625% 8/1/2031		400	315
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		561	518
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	602
Charles River Laboratories International, Inc. 4.00% 3/15/2031[1]		400	347
Community Health Systems, Inc. 8.00% 3/15/2026[1]		580	529
Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,645	1,414
Community Health Systems, Inc. 6.00% 1/15/2029[1]		348	292
Community Health Systems, Inc. 6.875% 4/15/2029[1]		240	124
Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,370	1,035
Community Health Systems, Inc. 4.75% 2/15/2031[1]		100	73
DaVita, Inc. 4.625% 6/1/2030[1]		850	686
Encompass Health Corp. 4.50% 2/1/2028		496	451
Encompass Health Corp. 4.75% 2/1/2030		285	251
Endo DAC 6.00% 6/30/2028[1,2]		2,313	127
Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 7/31/2027[1,2]		311	44
Endo International PLC 5.875% 10/15/2024[1]		520	413
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[1]		660	502
Grifols Escrow Issuer SA 4.75% 10/15/2028[1]		630	545
HCA, Inc. 5.625% 9/1/2028		1,300	1,295
HCA, Inc. 5.875% 2/1/2029		255	255
HCA, Inc. 3.50% 9/1/2030		1,215	1,051
HCA, Inc. 4.625% 3/15/2052[1]		233	182
HCA, Inc. 7.50% 11/15/2095		250	269
HealthEquity, Inc. 4.50% 10/1/2029[1]		600	525
IMS Health Holdings, Inc. 5.00% 10/15/2026[1]		823	788
Jazz Securities DAC 4.375% 1/15/2029[1]		461	412
Mallinckrodt PLC 10.00% 4/15/2025[1]		939	808
Minerva Merger Sub, Inc. 6.50% 2/15/2030[1]		640	473

234	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[1]	USD	1,055	$965
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		2,309	1,960
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,275	1,893
Mozart Debt Merger Sub, Inc. 3.875% 4/1/2029[1]		220	178
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[1]		1,425	1,134
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	254
Organon Finance 1, LLC 4.125% 4/30/2028[1]		535	475
Owens & Minor, Inc. 4.375% 12/15/2024		1,185	1,147
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,145	914
Owens & Minor, Inc. 6.625% 4/1/2030[1]		675	581
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		4,665	3,555
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	1,054
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[4,5]		95	80
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,175	899
Select Medical Holdings Corp. 6.25% 8/15/2026[1]		554	528
Surgery Center Holdings 10.00% 4/15/2027[1]		244	249
Syneos Health, Inc. 3.625% 1/15/2029[1]		530	423
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		704	407
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.573% 3/2/2027[4,5]		276	209
Tenet Healthcare Corp. 4.625% 7/15/2024		130	127
Tenet Healthcare Corp. 4.875% 1/1/2026[1]		5,600	5,307
Tenet Healthcare Corp. 6.25% 2/1/2027[1]		500	481
Tenet Healthcare Corp. 5.125% 11/1/2027[1]		265	247
Tenet Healthcare Corp. 4.625% 6/15/2028[1]		890	798
Tenet Healthcare Corp. 6.125% 10/1/2028[1]		740	664
Tenet Healthcare Corp. 4.25% 6/1/2029[1]		990	859
Tenet Healthcare Corp. 4.375% 1/15/2030[1]		1,340	1,162
Tenet Healthcare Corp. 6.875% 11/15/2031		100	90
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		3,379	3,319
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		1,984	1,976
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		3,314	2,905
Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027		570	516
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		1,888	1,845
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		6,865	6,123
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		412	253
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[1]		4,190	3,568
			82,566

Industrials 8.97%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		990	954
ADT Security Corp. 4.125% 8/1/2029[1]		200	170
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[1]		1,235	1,017
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		600	576
Atkore, Inc. 4.25% 6/1/2031[1]		385	331
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[4,5]		2,899	2,813
ATS Automation Tooling Systems, Inc. 4.125% 12/15/2028[1]		275	238
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	802
Avis Budget Group, Inc. 5.375% 3/1/2029[1]		1,215	1,041
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	647
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,680
BlueLinx Holdings, Inc. 6.00% 11/15/2029[1]		500	416
Bohai Financial Investment Holding Co., Ltd. 4.50% 3/15/2023[1]		132	132
Bombardier, Inc. 7.50% 3/15/2025[1]		593	588
Bombardier, Inc. 7.125% 6/15/2026[1]		3,395	3,300
Bombardier, Inc. 7.875% 4/15/2027[1]		3,978	3,867
Bombardier, Inc. 6.00% 2/15/2028[1]		1,335	1,236
Bombardier, Inc. 7.45% 5/1/2034[1]		450	452

American Funds Insurance Series	235

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Builders FirstSource, Inc. 4.25% 2/1/2032[1]	USD	735	$597
BWX Technologies, Inc. 4.125% 6/30/2028[1]		515	464
BWX Technologies, Inc. 4.125% 4/15/2029[1]		1,005	881
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	526
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,595	1,384
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		1,265	1,077
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	727
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,279	3,288
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[4,5]		660	480
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,295	1,063
Covanta Holding Corp. 5.00% 9/1/2030		1,590	1,287
Dun & Bradstreet Corp. 5.00% 12/15/2029[1]		1,585	1,358
Garda World Security Corp. 6.00% 6/1/2029[1]		150	122
GFL Environmental, Inc. 3.50% 9/1/2028[1]		765	673
Harsco Corp. 5.75% 7/31/2027[1]		700	554
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	187
Howmet Aerospace, Inc. 5.95% 2/1/2037		150	146
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		1,080	1,038
Icahn Enterprises, LP 5.25% 5/15/2027		277	254
Icahn Enterprises, LP 4.375% 2/1/2029		675	572
JELD-WEN Holding, Inc. 4.875% 12/15/2027[1]		543	410
LABL Escrow Issuer, LLC 6.75% 7/15/2026[1]		450	425
LABL Escrow Issuer, LLC 10.50% 7/15/2027[1]		1,310	1,221
LSC Communications, Inc. 8.75% 10/15/2023[1,2,3]		8,933	27
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.75% 9/30/2022[2,3,4,5]		301	1
Masonite International Corp. 3.50% 2/15/2030[1]		530	429
MasTec, Inc. 4.50% 8/15/2028[1]		460	413
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		3,543	3,530
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	242
Park River Holdings, Inc. 5.625% 2/1/2029[1]		775	517
PGT Innovations, Inc. 4.375% 10/1/2029[1]		1,125	943
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	514
PM General Purchaser, LLC 9.50% 10/1/2028[1]		2,428	1,855
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	411
Prime Security Services Borrower, LLC 6.25% 1/15/2028[1]		627	572
R.R. Donnelley & Sons Co. 6.125% 11/1/2026[1]		375	351
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		170	147
Rolls-Royce PLC 5.75% 10/15/2027[1]		720	687
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	412
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		1,975	1,859
Spirit AeroSystems, Inc. 4.60% 6/15/2028		1,410	1,141
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		980	1,033
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	426
Stericycle, Inc. 5.375% 7/15/2024[1]		1,135	1,120
Stericycle, Inc. 3.875% 1/15/2029[1]		940	821
The Brink’s Co. 4.625% 10/15/2027[1]		719	659
The Hertz Corp. 5.00% 12/1/2029[1]		380	289
Titan International, Inc. 7.00% 4/30/2028		750	709
TransDigm, Inc. 6.25% 3/15/2026[1]		1,638	1,619
TransDigm, Inc. 6.875% 5/15/2026		460	450
TransDigm, Inc. 6.375% 6/15/2026		240	234
TransDigm, Inc. 5.50% 11/15/2027		855	805
TransDigm, Inc. 4.625% 1/15/2029		155	137
TransDigm, Inc. 4.875% 5/1/2029		220	192
Triumph Group, Inc. 8.875% 6/1/2024[1]		633	645
Triumph Group, Inc. 6.25% 9/15/2024[1]		4,812	4,569
Triumph Group, Inc. 7.75% 8/15/2025		1,260	1,074
Uber Technologies, Inc. 8.00% 11/1/2026[1]		498	501
United Airlines, Inc. 4.375% 4/15/2026[1]		285	265
United Airlines, Inc. 4.625% 4/15/2029[1]		505	441

236	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
United Rentals, Inc. 4.875% 1/15/2028	USD	680	$646
United Rentals, Inc. 6.00% 12/15/2029[1]		910	906
United Rentals, Inc. 3.875% 2/15/2031		525	441
United Rentals, Inc. 3.75% 1/15/2032		450	368
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,330
WESCO Distribution, Inc. 7.125% 6/15/2025[1]		675	685
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		825	837
Western Global Airlines, LLC 10.375% 8/15/2025[1]		475	357
			74,604

Financials 7.26%
Advisor Group Holdings, LLC 6.25% 3/1/2028[1]		2,191	2,017
AG Merger Sub II, Inc. 10.75% 8/1/2027[1]		3,800	3,852
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,058	1,069
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		890	798
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,741	1,569
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,560	1,285
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,260	1,070
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[1]		2,875	2,379
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[4,5]		1,245	1,096
AssuredPartners, Inc. 8.00% 5/15/2027[1]		437	419
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	301
Blackstone Private Credit Fund 7.05% 9/29/2025[1]		640	636
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	490
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		1,115	972
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,320	699
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,090	526
Compass Diversified Holdings 5.25% 4/15/2029[1]		4,150	3,557
Compass Diversified Holdings 5.00% 1/15/2032[1]		1,230	979
Credit Acceptance Corp. 5.125% 12/31/2024[1]		275	259
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,4,5]		823	715
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,4]		1,097	879
FS Energy and Power Fund 7.50% 8/15/2023[1]		2,784	2,793
Hightower Holding, LLC 6.75% 4/15/2029[1]		905	761
HUB International, Ltd. 7.00% 5/1/2026[1]		2,080	2,040
HUB International, Ltd. 5.625% 12/1/2029[1]		240	210
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		725	603
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	132
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[7]		490	468
LPL Holdings, Inc. 4.625% 11/15/2027[1]		1,592	1,490
LPL Holdings, Inc. 4.00% 3/15/2029[1]		1,900	1,656
LPL Holdings, Inc. 4.375% 5/15/2031[1]		1,135	967
MGIC Investment Corp. 5.25% 8/15/2028		525	485
MSCI, Inc. 4.00% 11/15/2029[1]		900	785
MSCI, Inc. 3.625% 9/1/2030[1]		66	55
MSCI, Inc. 3.875% 2/15/2031[1]		1,450	1,208
MSCI, Inc. 3.625% 11/1/2031[1]		2,055	1,702
MSCI, Inc. 3.25% 8/15/2033[1]		945	731
National Financial Partners Corp. 6.875% 8/15/2028[1]		739	611
Navient Corp. 5.50% 1/25/2023		684	684
Navient Corp. 6.125% 3/25/2024		1,047	1,027
Navient Corp. 5.875% 10/25/2024		1,405	1,362
Navient Corp. 6.75% 6/25/2025		550	529
Navient Corp. 6.75% 6/15/2026		640	608
Navient Corp. 5.00% 3/15/2027		2,883	2,529
Navient Corp. 4.875% 3/15/2028		320	264
Navient Corp. 5.50% 3/15/2029		2,280	1,864
Navient Corp. 5.625% 8/1/2033		1,478	1,056
OneMain Finance Corp. 3.875% 9/15/2028		206	164

American Funds Insurance Series	237

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
OneMain Holdings, Inc. 7.125% 3/15/2026	USD	1,335	$1,272
Owl Rock Capital Corp. 3.75% 7/22/2025		600	555
Owl Rock Capital Corp. 3.40% 7/15/2026		290	254
Owl Rock Capital Corp. II 4.625% 11/26/2024[1]		450	428
Owl Rock Capital Corp. III 3.125% 4/13/2027		600	495
Owl Rock Core Income Corp. 4.70% 2/8/2027		800	722
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,893	1,764
Quicken Loans, LLC 3.625% 3/1/2029[1]		455	361
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	447
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		615	533
Springleaf Finance Corp. 6.125% 3/15/2024		367	356
Springleaf Finance Corp. 6.625% 1/15/2028		340	314
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		570	500
			60,352

Information technology 4.50%
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[4,5]		270	239
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[4,5]		3,899	2,932
Black Knight, Inc. 3.625% 9/1/2028[1]		410	357
Block, Inc. 2.75% 6/1/2026		1,455	1,302
Block, Inc. 3.50% 6/1/2031		1,570	1,255
BMC Software, Inc. 7.125% 10/2/2025[1]		180	175
BMC Software, Inc. 9.125% 3/1/2026[1]		240	227
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[4,5]		1,170	1,080
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		450	399
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	511
CDK Global, Inc. 7.25% 6/15/2029[1]		1,460	1,430
Ciena Corp. 4.00% 1/31/2030[1]		440	388
CommScope Finance, LLC 6.00% 3/1/2026[1]		430	398
CommScope Finance, LLC 8.25% 3/1/2027[1]		360	280
CommScope Technologies, LLC 6.00% 6/15/2025[1]		380	347
CommScope Technologies, LLC 5.00% 3/15/2027[1]		220	150
Condor Merger Sub, Inc. 7.375% 2/15/2030[1]		400	322
Diebold Nixdorf, Inc. 9.375% 7/15/2025[1]		7,523	5,380
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[1,3,6]		1,324	797
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,4,5]		2,084	1,404
Elastic NV 4.125% 7/15/2029[1]		350	283
Entegris Escrow Corp. 4.75% 4/15/2029[1]		790	722
Fair Isaac Corp. 4.00% 6/15/2028[1]		1,195	1,087
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[4,5]	EUR	846	783
Gartner, Inc. 4.50% 7/1/2028[1]	USD	2,098	1,960
Gartner, Inc. 3.625% 6/15/2029[1]		154	135
Gartner, Inc. 3.75% 10/1/2030[1]		1,001	864
GoDaddy Operating Co. 5.25% 12/1/2027[1]		390	370
GoDaddy Operating Co. 3.50% 3/1/2029[1]		210	176
Imola Merger Corp. 4.75% 5/15/2029[1]		300	261
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	233
MoneyGram International, Inc. 5.375% 8/1/2026[1]		875	888
NCR Corp. 5.125% 4/15/2029[1]		1,759	1,474
NortonLifeLock, Inc. 7.125% 9/30/2030[1]		255	251
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[4,5]		355	347
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	359
Sabre GLBL, Inc. 7.375% 9/1/2025[1]		133	128
Sabre GLBL, Inc. 11.25% 12/15/2027[1]		877	904
Sabre Holdings Corp. 9.25% 4/15/2025[1]		1,152	1,149
Synaptics, Inc. 4.00% 6/15/2029[1]		375	316
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[4,5]		1,255	1,117
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 6.998% 5/4/2026[4,5]		465	443
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[4,5]		1,970	1,820

238	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Unisys Corp. 6.875% 11/1/2027[1]	USD	1,385	$1,065
VeriSign, Inc. 5.25% 4/1/2025		132	132
Veritas US, Inc. 7.50% 9/1/2025[1]		285	197
Viavi Solutions, Inc. 3.75% 10/1/2029[1]		230	194
Xerox Corp. 5.50% 8/15/2028[1]		435	349
			37,380

Consumer staples 4.14%
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		1,060	987
Albertsons Companies, Inc. 5.875% 2/15/2028[1]		190	181
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		3,468	2,917
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		615	550
B&G Foods, Inc. 5.25% 4/1/2025		1,377	1,210
B&G Foods, Inc. 5.25% 9/15/2027		2,093	1,608
Central Garden & Pet Co. 4.125% 10/15/2030		600	494
Central Garden & Pet Co. 4.125% 4/30/2031[1]		1,005	833
Coty, Inc. 5.00% 4/15/2026[1]		700	665
Coty, Inc. 6.50% 4/15/2026[1]		460	442
Coty, Inc. 4.75% 1/15/2029[1]		1,260	1,142
Darling Ingredients, Inc. 5.25% 4/15/2027[1]		329	317
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,205	1,180
Edgewell Personal Care Co. 5.50% 6/1/2028[1]		275	258
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		545	463
Ingles Markets, Inc. 4.00% 6/15/2031[1]		345	291
Kraft Heinz Company 3.875% 5/15/2027		275	263
Kraft Heinz Company 4.375% 6/1/2046		306	250
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		1,953	1,692
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,040	2,504
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,615	2,313
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		715	626
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 8.48% 10/1/2026[4,5]		784	753
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	666
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	419
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,130
Post Holdings, Inc. 5.50% 12/15/2029[1]		811	736
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	2,901
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,350	1,137
Prestige Brands International, Inc. 5.125% 1/15/2028[1]		103	97
Prestige Brands International, Inc. 3.75% 4/1/2031[1]		1,275	1,053
Simmons Foods, Inc. 4.625% 3/1/2029[1]		993	810
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,415	1,205
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,030	1,954
US Foods, Inc. 4.625% 6/1/2030[1]		460	406
			34,453

Real estate 3.45%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		2,213	1,677
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		957	699
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,304	1,193
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		194	162
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	408
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	79
Hospitality Properties Trust 4.35% 10/1/2024		145	132
Howard Hughes Corp. 5.375% 8/1/2028[1]		1,447	1,306
Howard Hughes Corp. 4.125% 2/1/2029[1]		2,043	1,714
Howard Hughes Corp. 4.375% 2/1/2031[1]		2,258	1,830
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,489
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,119
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	330

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Iron Mountain, Inc. 5.25% 7/15/2030[1]	USD	2,880	$2,509
Iron Mountain, Inc. 4.50% 2/15/2031[1]		950	783
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,505	1,989
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		2,545	1,944
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,050	1,546
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		740	697
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,429	1,203
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		100	81
Medical Properties Trust, Inc. 5.00% 10/15/2027		638	538
Medical Properties Trust, Inc. 3.50% 3/15/2031		239	164
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	695
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		535	462
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	650
VICI Properties, LP 3.50% 2/15/2025[1]		261	247
VICI Properties, LP 4.625% 6/15/2025[1]		620	595
VICI Properties, LP 3.875% 2/15/2029[1]		1,111	975
VICI Properties, LP 4.625% 12/1/2029[1]		184	168
VICI Properties, LP 4.125% 8/15/2030[1]		330	289
WeWork Companies, LLC 5.00% 7/10/2025[1]		2,985	992
			28,665

Utilities 3.20%
AmeriGas Partners, LP 5.875% 8/20/2026		80	76
AmeriGas Partners, LP 5.75% 5/20/2027		324	302
Calpine Corp. 4.50% 2/15/2028[1]		150	134
Calpine Corp. 5.125% 3/15/2028[1]		518	463
Calpine Corp. 3.75% 3/1/2031[1]		500	403
DPL, Inc. 4.125% 7/1/2025		555	522
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]		1,155	1,113
FirstEnergy Corp. 2.65% 3/1/2030		624	510
FirstEnergy Corp. 2.25% 9/1/2030		980	780
FirstEnergy Corp. 7.375% 11/15/2031		337	380
FirstEnergy Corp. 3.40% 3/1/2050		510	337
FirstEnergy Corp., Series C, 5.35% 7/15/2047[7]		475	425
FirstEnergy Transmission, LLC 2.866% 9/15/2028[1]		265	232
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	81
NextEra Energy Partners, LP 4.25% 7/15/2024[1]		122	118
NRG Energy, Inc. 3.625% 2/15/2031[1]		845	644
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	331
Pacific Gas and Electric Co. 2.10% 8/1/2027		116	99
Pacific Gas and Electric Co. 3.30% 12/1/2027		124	110
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	194
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	306
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	87
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	190
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,000	625
PG&E Corp. 5.00% 7/1/2028		3,150	2,881
PG&E Corp. 5.25% 7/1/2030		3,040	2,771
Talen Energy Corp. 10.50% 1/15/2026[1,2]		2,987	1,434
Talen Energy Corp. 7.25% 5/15/2027[1]		5,189	5,395
Talen Energy Corp. 6.625% 1/15/2028[1]		130	133
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.008% 11/13/2023[4,5]		3,085	3,116
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[4,5]		500	508
Talen Energy Supply, LLC 7.625% 6/1/2028[1]		489	511

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Targa Resources Partners, LP 4.00% 1/15/2032	USD	190	$160
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,043
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	222
			26,645

Total corporate bonds, notes & loans			736,042

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,3]		712	630

Total bonds, notes & other debt instruments (cost: $842,910,000)			736,672

Convertible bonds & notes 0.06%
Communication services 0.05%
DISH DBS Corp., convertible notes, 3.375% 8/15/2026		635	399

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 13.14% Cash 7/15/2023[1,3,6]		79	79

Total convertible bonds & notes (cost: $720,000)			478

Convertible stocks 0.11%		Shares
Utilities 0.06%
PG&E Corp., convertible preferred units, 5.50% 8/16/2023		3,350	483

Financials 0.05%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 6/1/2023[1]		411	472

Total convertible stocks (cost: $657,000)			955

Common stocks 4.45%
Health care 2.60%
Rotech Healthcare, Inc.[3,8,9]		201,793	21,591

Energy 1.15%
Chesapeake Energy Corp.		29,829	2,815
Weatherford International[8]		33,659	1,714
Ascent Resources - Utica, LLC, Class A3,8,9		6,297,894	1,260
Denbury, Inc.[8]		13,380	1,164
Diamond Offshore Drilling, Inc.[8]		110,972	1,154
California Resources Corp.		17,202	748
Constellation Oil Services Holding SA, Class B-1[3,8]		3,449,949	380
Altera Infrastructure, LP3,8		3,550	282
McDermott International, Ltd.[8]		82,509	26
Mesquite Energy, Inc.[3,8]		3,558	21
Bighorn Permian Resources, LLC[3]		2,894	—	[10]
			9,564

Financials 0.32%
Jonah Energy Parent, LLC[3]		38,716	2,289
Navient Corp.		20,000	329
			2,618

American Funds Insurance Series	241

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 0.29%
NMG Parent, LLC[8]	9,965	$1,520
MYT Holding Co., Class B3,8	608,846	913
		2,433

Information technology 0.05%
MoneyGram International, Inc.[8]	41,400	451

Communication services 0.04%
Intelsat SA3,8	8,164	196
iHeartMedia, Inc., Class A8	22,639	139
		335

Total common stocks (cost: $13,251,000)		36,992

Preferred securities 0.32%
Consumer discretionary 0.27%
MYT Holdings, LLC, Series A, 10.00% preferred shares[3,8]	2,095,904	2,201

Industrials 0.05%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,8]	1,022	428

Total preferred securities (cost: $2,933,000)		2,629

Rights & warrants 0.10%
Consumer discretionary 0.10%
NMG Parent, LLC, warrants, expire 9/24/2027[8]	27,111	826

Communication services 0.00%
Intelsat Jackson Holdings SA (CVR), Series A3,8	855	6
Intelsat Jackson Holdings SA (CVR), Series B3,8	855	6
		12

Total rights & warrants (cost: $173,000)		838

Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11,12]	385,690	38,565

Total short-term securities (cost: $38,557,000)		38,565
Total investment securities 98.27% (cost: $899,201,000)		817,129
Other assets less liabilities 1.73%		14,425

Net assets 100.00%		$831,554

242	American Funds Insurance Series

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	63	March 2023	USD	6,799	$(98)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	10
30 Year Ultra U.S. Treasury Bond Futures	Short	1	March 2023		(134)	— [10]
						$(88)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	USD	8,050	$(50)	$104	$(154)

Investments in affiliates12

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11]	$17,238	$219,950	$198,620	$(7)	$4	$38,565	$610

Restricted securities9

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[3,8]	9/26/2013	$4,331	$21,591	2.60%
Ascent Resources - Utica, LLC, Class A3,8	11/15/2016	302	1,260	.15
Total		$4,633	$22,851	2.75%

American Funds Insurance Series	243

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $544,764,000, which represented 65.51% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Value determined using significant unobservable inputs.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,672,000, which represented 3.09% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Security did not produce income during the last 12 months.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $22,851,000, which represented 2.75% of the net assets of the fund.
[10]	Amount less than one thousand.
[11]	Rate represents the seven-day yield at 12/31/2022.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

244	American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 94.91%	Principal amount (000)			Value (000)
Mortgage-backed obligations 80.19%
Federal agency mortgage-backed obligations 77.35%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		2		2
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		32		32
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		19		16
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		5		5
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		370		312
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		530		447
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		120		102
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		374		346
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		39		37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		20		19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		27		25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		5		5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		98		91
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1,3]		1,215		1,089
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		54		46
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		560		482
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		126		109
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		82		70
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		13		10
Fannie Mae Pool #CA8955 2.50% 2/1/2051[1]		66		57
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		116		95
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		211		188
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		278		247
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		28		24
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		450		382
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		464		397
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]		230		197
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		764		653
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		295		251
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		247		212
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		100		89
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		280		248
Fannie Mae Pool #BV3870 2.50% 2/1/2052[1]		405		344
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		380		325
Fannie Mae Pool #BV8569 2.50% 4/1/2052[1]		1,274		1,081
Fannie Mae Pool #MA4578 2.50% 4/1/2052[1]		204		173
Fannie Mae Pool #CB4274 2.50% 7/1/2052[1]		179		152
Fannie Mae Pool #BW0004 3.50% 7/1/2052[1]		300		273
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		22		20
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		1,967		1,847
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		28		26
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		24		22
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		21		20
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		20		18
Fannie Mae Pool #BW9823 4.50% 9/1/2052[1]		45		44

American Funds Insurance Series	245

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB5208 5.00% 9/1/2052[1]	USD	599	$591
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		77	72
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		58	54
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		48	45
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		21	20
Fannie Mae Pool #BW7795 4.50% 10/1/2052[1]		477	460
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		4	4
Fannie Mae Pool #BW7121 5.00% 10/1/2052[1]		577	570
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		203	200
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		38	34
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		575	540
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		22	21
Fannie Mae Pool #BX1516 4.50% 11/1/2052[1]		469	452
Fannie Mae Pool #MA4841 5.00% 12/1/2052[1]		1,000	987
Fannie Mae Pool #MA4866 4.00% 1/1/2053[1]		68	64
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		495	489
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		146	134
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		173	159
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		53	46
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		56	54
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	2
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		623	637
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		102	86
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		94	79
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		597	504
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760012 3.113% 4/1/2045[1,4]		39	38
Freddie Mac Pool #760013 3.208% 4/1/2045[1,4]		23	22
Freddie Mac Pool #760014 2.74% 8/1/2045[1,4]		335	324
Freddie Mac Pool #760015 2.561% 1/1/2047[1,4]		63	60
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		18	17
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		28	26
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		28	27
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		20	20
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,3]		1,531	1,360
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		19	18
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]		160	143
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		597	488
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		327	268
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		80	65
Freddie Mac Pool #SD7548 2.50% 11/1/2051[1]		1,100	947
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		68	58
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		396	338
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		196	179
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		404	361
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,3]		1,203	1,113
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		9	9
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1]		3,355	2,879
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		325	289
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		197	168
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		1,523	1,430
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		18	17
Freddie Mac Pool #SD8238 4.50% 8/1/2052[1]		10	10

246	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]	USD	651	$612
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		23	21
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		715	706
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		22	21
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		14	13
Freddie Mac Pool #SD8264 3.50% 11/1/2052[1]		1,232	1,121
Freddie Mac Pool #SD8273 3.50% 11/1/2052[1]		124	112
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		35	33
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		407	400
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		920	944
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		1,793	1,728
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		55	54
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		210	197
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		132	130
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		200	205
Freddie Mac, Series K152, Class A2, Multi Family, 3.80% 10/25/2032[1,4]		207	196
Freddie Mac, Series K152, Class A2, Multi Family, 3.78% 11/25/2032[1]		1,767	1,671
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,4]		134	126
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		101	91
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		209	194
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,4]		155	145
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		112	98
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		147	140
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		31	28
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		18	17
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		306	293
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		14	13
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		469	453
Government National Mortgage Assn. 2.00% 1/1/2053[1,5]		174	146
Government National Mortgage Assn. 2.50% 1/1/2053[1,5]		207	180
Government National Mortgage Assn. 3.00% 1/1/2053[1,5]		388	346
Government National Mortgage Assn. 3.50% 1/1/2053[1,5]		178	163
Government National Mortgage Assn. 5.00% 1/1/2053[1,5]		7,330	7,264
Government National Mortgage Assn. 5.50% 1/1/2053[1,5]		1,198	1,205
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		693	678
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		510	488
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]		54	52
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		526	502
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		83	79
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		169	170
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		12	12
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		83	84
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		131	119
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		198	182
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		90	84
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		1,034	997
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		800	777
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		140	133
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		1,852	1,798

American Funds Insurance Series	247

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]	USD	100	$97
Government National Mortgage Assn. Pool #AN1825 4.619% 6/20/2065[1]		195	192
Government National Mortgage Assn. Pool #AO0461 4.628% 8/20/2065[1]		65	64
Government National Mortgage Assn. Pool #AO0409 4.617% 12/20/2065[1]		128	126
Government National Mortgage Assn. Pool #AO0385 4.498% 1/20/2066[1]		519	510
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,5]		125	122
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,5]		1,191	969
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,5]		1,882	1,812
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,5]		4,837	4,851
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,5]		1,958	1,988
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,5]		3,690	3,780
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,5]		130	122
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,5]		1,132	1,148
			68,880

Collateralized mortgage-backed obligations (privately originated) 1.79%
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,4,6]		74	72
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,4,6]		95	89
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,4,6]		306	291
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,4,6]		181	171
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,4,6]		87	74
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[1,4,6]		159	137
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,4,6]		28	24
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,4,6]		212	171
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,4,6]		175	169
Mill City Mortgage Trust, Series 15-1, Class M2, 3.616% 6/25/2056[1,4,6]		38	37
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,4,6]		138	111
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,4,6]		95	89
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,4,6]		100	97
Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 4/25/2055[1,4,6]		10	10
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,4,6]		41	41
Towd Point Mortgage Trust, Series 2017-5, Class A1, 4.989% 2/25/2057[1,4,6]		10	10
			1,593

Commercial mortgage-backed securities 1.05%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,4,6]		100	98
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,4,6]		100	99
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,4,6]		606	578
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,4,6]		164	158
			933

Total mortgage-backed obligations			71,406

U.S. Treasury bonds & notes 12.04%
U.S. Treasury inflation-protected securities 10.83%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[7]		714	713
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[7]		355	352
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[7]		522	516
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[3,7]		3,621	3,546
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[7]		2,024	1,970
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[7]		658	637
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[7]		107	104

248	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[7]	USD	65	$61
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[7]		1,202	1,067
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[7]		426	357
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[7]		385	322
			9,645

U.S. Treasury 1.21%
U.S. Treasury 0.875% 1/31/2024		10	9
U.S. Treasury 1.25% 8/15/2031		443	360
U.S. Treasury 1.875% 2/15/2032		10	8
U.S. Treasury 1.875% 2/15/2041[3]		690	489
U.S. Treasury 2.375% 2/15/2042		150	115
U.S. Treasury 3.25% 5/15/2042		60	53
U.S. Treasury 1.875% 11/15/2051		65	41
			1,075

Total U.S. Treasury bonds & notes			10,720

Asset-backed obligations 2.68%
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[1,4,6]		250	247
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,6]		54	50
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,6]		54	51
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95% 10/15/2027[1]		540	545
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]		286	256
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,6]		67	66
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]		86	79
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]		116	101
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]		215	183
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]		193	171
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,4,6]		160	155
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]		530	449
Santander Drive Auto Receivables Trust, Series 2022-6, Class A2, 4.37% 5/15/2025[1]		35	35
			2,388

Total bonds, notes & other debt instruments (cost: $87,116,000)			84,514

Short-term securities 25.67%	Weighted average yield at acquisition
Commercial paper 14.04%
Chariot Funding, LLC 1/27/2023[6]	4.150%	2,000	1,993
Citigroup Global Markets, Inc. 2/21/2023[6]	4.580	2,000	1,987
Henkel of America, Inc. 2/1/2023[6]	4.300	2,000	1,992
Honeywell International, Inc. 2/1/2023[6]	4.100	2,000	1,992
Johnson & Johnson 1/30/2023[6]	4.190	1,000	996
Procter & Gamble Co. 2/9/2023[6]	4.300	500	498
Procter & Gamble Co. 2/10/2023[6]	4.250	1,500	1,492
Roche Holdings, Inc. 1/3/2023[6]	4.230	1,050	1,050
Starbird Funding Corp. 1/3/2023[6]	4.300	500	500
			12,500

American Funds Insurance Series	249

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 11.63%
Federal Farm Credit Banks 1/12/2023	3.880%	USD	4,500	$4,495
Federal Home Loan Bank 1/11/2023	4.120		1,500	1,498
Federal Home Loan Bank 2/28/2023	4.350		1,500	1,490
Federal Home Loan Bank 3/3/2023	4.370		1,000	993
Federal Home Loan Bank 3/22/2023	4.440		1,000	990
Federal Home Loan Bank 3/24/2023	4.462		900	891
				10,357

Total short-term securities (cost: $22,859,000)				22,857
Total investment securities 120.58% (cost: $109,975,000)				107,371
Other assets less liabilities (20.58)%				(18,328)

Net assets 100.00%				$89,043

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	12	June 2023	USD	(2,853)	$49
2 Year U.S. Treasury Note Futures	Short	5	March 2023		(1,025)	(1)
5 Year U.S. Treasury Note Futures	Long	144	March 2023		15,542	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	47	March 2023		5,559	(60)
10 Year U.S. Treasury Note Futures	Long	5	March 2023		562	(3)
20 Year U.S. Treasury Bond Futures	Long	18	March 2023		2,256	(28)
30 Year Ultra U.S. Treasury Bond Futures	Long	12	March 2023		1,612	(13)
						$(75)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay						Upfront	Unrealized
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	USD	1,800	$795	$5	$790

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $692,000, which represented .78% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,834,000, which represented 18.91% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

250	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	251

Ultra-Short Bond Fund

Investment portfolio December 31, 2022

Short-term securities 97.99%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 76.48%
British Columbia (Province of) 3/6/2023	4.470%	USD	7,400	$7,339
CAFCO, LLC 2/3/2023[1]	4.300		1,250	1,245
Caisse des Dépôts et Consignations 3/9/2023	4.490		12,000	11,899
Canadian Imperial Holdings, Inc. 1/9/2023	4.080		10,000	9,988
Chariot Funding, LLC 1/23/2023[1]	4.400		5,000	4,985
CHARTA, LLC 1/17/2023[1]	4.330		10,000	9,978
DBS Bank, Ltd. 3/14/2023[1]	4.548		10,000	9,906
DNB Bank ASA 3/13/2023[1]	4.535		13,000	12,885
Export Development Canada 2/6/2023	4.300		11,810	11,756
Fairway Finance Company, LLC 1/18/2023[1]	4.250		4,000	3,991
Gotham Funding Corp. 1/10/2023[1]	4.200		3,000	2,996
Gotham Funding Corp. 3/28/2023[1]	4.600		10,000	9,883
Johnson & Johnson 2/27/2023[1]	4.330		8,700	8,637
Johnson & Johnson 3/6/2023[1]	4.430		5,000	4,959
KfW 2/15/2023[1]	4.380		12,000	11,932
Komatsu Finance America, Inc. 1/13/2023[1]	4.330		5,000	4,992
Komatsu Finance America, Inc. 1/18/2023[1]	4.200		4,000	3,991
Liberty Street Funding, LLC 1/18/2023[1]	4.400		10,850	10,825
Linde, Inc. 1/5/2023	4.010		13,000	12,991
LMA-Americas, LLC 1/27/2023[1]	4.300		10,000	9,966
L’Oréal USA, Inc. 1/26/2023[1]	4.240		10,000	9,967
LVMH Moët Hennessy Louis Vuitton, Inc. 2/6/2023[1]	4.400		10,000	9,953
Manhattan Asset Funding Company, LLC 3/24/2023[1]	4.650		9,700	9,596
Mizuho Bank, Ltd. 1/31/2023[1]	4.405		12,000	11,954
Nestlé Finance International, Ltd. 1/19/2023[1]	4.280		6,000	5,986
NRW.Bank 3/8/2023[1]	4.450		8,250	8,181
Oesterreichische Kontrollbank 2/15/2023	4.390		13,000	12,926
Procter & Gamble Co. 2/10/2023[1]	4.250		13,050	12,984
Québec (Province of) 2/1/2023[1]	4.230		10,000	9,960
Siemens Capital Co., LLC 1/18/2023[1]	4.080		8,000	7,982
Stadshypotek AB Handelsbanken, Inc. 1/18/2023[1]	4.150		6,500	6,485
Starbird Funding Corp. 1/3/2023[1]	4.300		11,000	10,995
Sumitomo Mitsui Trust Bank, Ltd. 2/3/2023[1]	4.300		9,000	8,962
Sumitomo Mitsui Trust Bank, Ltd. 2/7/2023[1]	4.600		6,000	5,972
Toronto-Dominion Bank 1/20/2023[1]	4.300		10,000	9,975
TotalEnergies Capital Canada, Ltd. 1/3/2023[1]	4.280		13,000	12,994
Toyota Credit de Puerto Rico Corp. 1/17/2023	4.340		3,550	3,542
Toyota Industries Commercial Finance, Inc. 1/23/2023[1]	4.120		1,100	1,097
Toyota Industries Commercial Finance, Inc. 3/6/2023[1]	4.450		6,000	5,951
				330,606

Federal agency bills & notes 21.51%
Federal Home Loan Bank 2/1/2023	4.130		15,000	14,951
Federal Home Loan Bank 2/15/2023	4.300		4,800	4,775
Federal Home Loan Bank 2/17/2023	4.314		36,317	36,123
Federal Home Loan Bank 2/22/2023	4.357		23,290	23,149
Federal Home Loan Bank 3/3/2023	4.370		5,300	5,262
Federal Home Loan Bank 3/22/2023	4.440		6,000	5,942
Federal Home Loan Bank 3/24/2023	4.462		2,800	2,771
				92,973

Total short-term securities (cost: $423,636,000)				423,579
Total investment securities 97.99% (cost: $423,636,000)				423,579
Other assets less liabilities 2.01%				8,682

Net assets 100.00%				$432,261

252	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $260,165,000, which represented 60.19% of the net assets of the fund.

Key to abbreviations

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	253

U.S. Government Securities Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 93.28%	Principal amount (000)			Value (000)
Mortgage-backed obligations 48.21%
Federal agency mortgage-backed obligations 48.21%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	10		$11
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		1		1
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		56		58
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		45		46
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		1		1
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		6		6
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		666		642
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,376		1,326
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		11		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		13		14
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		14		14
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		6
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		20		20
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		9		9
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		372		376
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		205		207
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		33		33
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		174		176
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		26		25
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		125		127
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		18		18
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,961		2,500
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		10		10
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,366		1,153
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		18		18
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		884		746
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		5
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		41		39
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		8		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		63		59
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,487		4,155
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		57		53
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		17		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		7		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		5		5
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		154		148
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		3,243		3,018
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		43		40
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		79		75
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		106		102
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		20		20
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,170		1,084
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		436		408
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		113		105
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		582		545
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		326		304
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,675		3,277
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		926		798
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		604		514
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		195		168
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		228		187
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		926		757
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		11		9
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6		5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,752		5,108

254	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	USD	195	$167
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		702	596
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		51	41
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		1,512	1,284
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,266	1,082
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		845	755
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,361	2,088
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		199	171
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,881	3,465
Fannie Mae Pool #CB3495 3.00% 5/1/2052[1]		5,807	5,103
Fannie Mae Pool #MA4600 3.50% 5/1/2052[1]		17,861	16,244
Fannie Mae Pool #CB3897 3.50% 6/1/2052[1]		17,000	15,465
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,250	3,052
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		64	63
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		62	61
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		234	220
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		6,346	5,959
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		296	278
Fannie Mae Pool #BW9411 5.00% 8/1/2052[1]		926	914
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		60	59
Fannie Mae Pool #MA4732 4.00% 9/1/2052[1]		2,012	1,890
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		254	238
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		219	206
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		208	195
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		1,848	1,780
Fannie Mae Pool #BW6231 4.50% 9/1/2052[1]		223	215
Fannie Mae Pool #BW1201 5.00% 9/1/2052[1]		4,200	4,146
Fannie Mae Pool #BV0954 5.00% 9/1/2052[1]		1,797	1,774
Fannie Mae Pool #BW8088 5.00% 9/1/2052[1]		327	323
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		821	771
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		620	582
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		516	484
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		222	209
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		5,035	4,851
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		999	965
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		998	962
Fannie Mae Pool #BW8981 4.50% 10/1/2052[1]		995	958
Fannie Mae Pool #BW8996 4.50% 10/1/2052[1]		994	958
Fannie Mae Pool #CB4959 4.50% 10/1/2052[1]		993	956
Fannie Mae Pool #BX0902 5.00% 10/1/2052[1]		916	904
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		478	472
Fannie Mae Pool #BX0892 5.00% 10/1/2052[1]		102	101
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		300	308
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		612	557
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		2,492	2,340
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		232	218
Fannie Mae Pool #BX1766 5.00% 11/1/2052[1]		1,900	1,875
Fannie Mae Pool #MA4806 5.00% 11/1/2052[1]		1,313	1,296
Fannie Mae Pool #BX1761 5.00% 11/1/2052[1]		921	909
Fannie Mae Pool #BX1274 5.50% 11/1/2052[1]		165	166
Fannie Mae Pool #MA4852 6.50% 11/1/2052[1]		244	251
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		995	959
Fannie Mae Pool #BX1072 5.00% 12/1/2052[1]		1,943	1,918
Fannie Mae Pool #BX4020 5.00% 12/1/2052[1]		29	29
Fannie Mae Pool #MA4877 6.50% 12/1/2052[1]		39,345	40,362
Fannie Mae Pool #BX1071 6.50% 12/1/2052[1]		82	85
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		1,457	1,438
Fannie Mae Pool #MA4894 6.00% 1/1/2053[1]		2,000	2,032
Fannie Mae Pool #MA4895 6.50% 1/1/2053[1]		8,828	9,056
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,429	1,252
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		459	448

American Funds Insurance Series	255

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]	USD	—	[2]	$—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[1,3]		186		185
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		368		361
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		2		2
Freddie Mac Pool #1H1354 4.336% 11/1/2036[1,3]		53		54
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		279		283
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		660		669
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		794		670
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		772		651
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,823		1,538
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3		3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		30		28
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		31		29
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		145		140
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		208		194
Freddie Mac Pool #760014 2.74% 8/1/2045[1,3]		268		259
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		50		46
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		78		72
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		57		53
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		56		52
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		40		38
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		35		33
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		34		32
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		22		20
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		17		16
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14		14
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,407		1,351
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		78		75
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		74		71
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		27		25
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		17		16
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		114		109
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		204		202
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		110		109
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		80		79
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		21		21
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		194		180
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		51		48
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		393		368
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		204		191
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,906		2,379
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		37		30
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		62		51
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,959		2,422
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		14,344		12,316
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		488		400
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		531		456
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		333		285
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,397		3,035
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		14,059		13,011
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		216		197
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		308		274
Freddie Mac Pool #8D0226 2.521% 5/1/2052[1,3]		513		462
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		635		539
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		4,913		4,613
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		189		178
Freddie Mac Pool #QE6926 5.00% 8/1/2052[1]		862		851
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		817		806
Freddie Mac Pool #QE8695 5.00% 8/1/2052[1]		59		58
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		58		57

256	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]	USD	54	$54
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]		3,275	3,076
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		244	229
Freddie Mac Pool #QF0671 4.50% 9/1/2052[1]		503	485
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,870	11,717
Freddie Mac Pool #QF0311 5.00% 9/1/2052[1]		1,324	1,307
Freddie Mac Pool #QF0151 5.00% 9/1/2052[1]		799	789
Freddie Mac Pool #SD8246 5.00% 9/1/2052[1]		225	222
Freddie Mac Pool #QF0706 5.00% 9/1/2052[1]		64	64
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		234	220
Freddie Mac Pool #QF2136 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1431 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1765 4.50% 10/1/2052[1]		995	958
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		743	716
Freddie Mac Pool #QF1305 5.00% 10/1/2052[1]		74	73
Freddie Mac Pool #SD1710 5.00% 10/1/2052[1]		26	26
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		381	358
Freddie Mac Pool #QF2445 4.50% 11/1/2052[1]		4,769	4,595
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,272	1,249
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		999	965
Freddie Mac Pool #QF2846 4.50% 11/1/2052[1]		998	961
Freddie Mac Pool #QF2936 4.50% 11/1/2052[1]		969	934
Freddie Mac Pool #QF2976 5.00% 11/1/2052[1]		81	80
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		36,151	34,831
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		1,866	1,842
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		2,000	2,052
Freddie Mac Pool #SD8285 3.50% 1/1/2053[1]		346	314
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		199	187
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		7,348	7,253
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		10,431	10,701
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.547% 8/15/2023[1,3]		1	1
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2/25/2023[1]		134	133
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 8/25/2023[1,3]		2,526	2,502
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363	1,328
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,525	4,234
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		822	724
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		333	300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,525	4,204
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		4,135	3,866
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		910	800
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,311	1,197
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		509	484
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		4,148	3,753
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		252	239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		763	689
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		587	556
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		2,148	2,027

American Funds Insurance Series	257

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	USD	731	$661
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		396	358
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,819	1,687
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		4,262	4,070
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		18,482	17,646
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		4,786	4,398
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,377	1,231
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	356
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,668	4,503
Government National Mortgage Assn. 2.00% 1/1/2053[1,4]		1,395	1,169
Government National Mortgage Assn. 2.50% 1/1/2053[1,4]		2,486	2,155
Government National Mortgage Assn. 3.00% 1/1/2053[1,4]		1,755	1,563
Government National Mortgage Assn. 3.50% 1/1/2053[1,4]		2,260	2,077
Government National Mortgage Assn. 5.00% 1/1/2053[1,4]		6,848	6,787
Government National Mortgage Assn. 5.50% 1/1/2053[1,4]		14,351	14,436
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		84	89
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		21	21
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]		164	176
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		28	29
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		186	190
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,598	2,758
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		870	894
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		570	562
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		19	17
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		675	656
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		28,092	26,611
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		32,820	31,874
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[1]		3,100	2,936
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]		13,100	12,722
Uniform Mortgage-Backed Security 2.00% 1/1/2038[1,4]		1,115	992
Uniform Mortgage-Backed Security 2.50% 1/1/2038[1,4]		2,275	2,082
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,4]		920	897
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,4]		14,849	12,086
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,4]		4,574	4,402
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,4]		53,779	53,928
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,4]		29,742	30,190
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,4]		81,263	83,237
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,4]		1,392	1,306
Uniform Mortgage-Backed Security 5.50% 2/1/2053[1,4]		31,200	31,271
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,4]		19,158	19,430
			723,593

U.S. Treasury bonds & notes 39.79%
U.S. Treasury inflation-protected securities 26.16%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[5]		21,974	21,933
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[5]		31,116	30,816
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[5]		21,857	21,606
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[5]		55,898	54,749
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[5]		14,570	14,179
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[5]		56,967	55,181
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[5]		26,585	25,622

258	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[5]	USD	8,421		$8,026
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[5]		57,803		55,543
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[5]		7,805		7,419
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[5]		3,380		3,245
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[5]		5,750		5,406
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[5]		34,217		32,092
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[5]		7,315		6,817
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[5]		12,137		12,122
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[5]		7,293		6,528
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[5]		6,877		6,102
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[5]		1,001		883
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[5]		4,412		3,860
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[5]		422		446
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5]		8,558		7,171
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[5]		4,523		3,648
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[5]		4,914		4,114
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[5]		337		227
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[5]		6,032		3,891
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[5]		1,459		943
				392,569

U.S. Treasury 13.63%
U.S. Treasury 0.50% 11/30/2023		12,069		11,611
U.S. Treasury 2.125% 11/30/2023		—	[2]	—	[2]
U.S. Treasury 0.125% 12/15/2023		1,934		1,853
U.S. Treasury 2.25% 12/31/2023		1,332		1,300
U.S. Treasury 2.50% 1/31/2024		26,000		25,395
U.S. Treasury 1.50% 2/29/2024		369		356
U.S. Treasury 3.00% 7/31/2024		3,685		3,594
U.S. Treasury 2.75% 5/15/2025		7,459		7,193
U.S. Treasury 3.125% 8/15/2025		390		379
U.S. Treasury 3.50% 9/15/2025		28,000		27,447
U.S. Treasury 4.00% 12/15/2025		5,694		5,659
U.S. Treasury 2.625% 7/31/2029		19,809		18,245
U.S. Treasury 3.125% 8/31/2029		22,521		21,382
U.S. Treasury 3.875% 12/31/2029		2,905		2,885
U.S. Treasury 2.75% 8/15/2032		7,500		6,828
U.S. Treasury 1.125% 5/15/2040		7,000		4,393
U.S. Treasury 2.50% 2/15/2045		4,850		3,668
U.S. Treasury 2.50% 2/15/2046		3,900		2,931
U.S. Treasury 2.50% 5/15/2046		5,400		4,049
U.S. Treasury 2.875% 11/15/2046		2,700		2,174
U.S. Treasury 2.875% 5/15/2049		6,300		5,095
U.S. Treasury 2.25% 8/15/2049		1,635		1,157
U.S. Treasury 1.25% 5/15/2050[6]		19,460		10,527
U.S. Treasury 1.375% 8/15/2050		4,330		2,423
U.S. Treasury 1.625% 11/15/2050[6]		26,165		15,671
U.S. Treasury 1.875% 2/15/2051[6]		6,672		4,264
U.S. Treasury 2.00% 8/15/2051		5,546		3,650
U.S. Treasury 1.875% 11/15/2051		3,164		2,015
U.S. Treasury 2.875% 5/15/2052		350		282
U.S. Treasury 3.00% 8/15/2052		7,025		5,825
U.S. Treasury 4.00% 11/15/2052		2,290		2,302
				204,553

Total U.S. Treasury bonds & notes				597,122

American Funds Insurance Series	259

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 5.28%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD	308	$296
Fannie Mae 7.125% 1/15/2030		2,000	2,353
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,250
Federal Home Loan Bank 5.50% 7/15/2036		300	328
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,143
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,536
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,390
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,742
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,764
Tennessee Valley Authority 5.88% 4/1/2036		875	971
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	232
TVA Southaven 3.846% 8/15/2033		887	820
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 9/18/2023		1,250	1,255
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,231
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,909	2,000
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 8/1/2023		1,500	1,481
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,190
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,532
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,497
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	10,812
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,598
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,450
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,361
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,377	2,159
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,866
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	589
			79,196

Total bonds, notes & other debt instruments (cost: $1,480,306,000)			1,399,911

Short-term securities 21.20%	Weighted average yield at acquisition
Commercial paper 13.42%
CAFCO, LLC 2/3/2023[7]	4.300%	8,750	8,713
Chariot Funding, LLC 1/3/2023[7]	3.880	10,000	9,995
Chariot Funding, LLC 1/27/2023[7]	4.150	8,000	7,973
Chariot Funding, LLC 2/10/2023[7]	4.657	15,000	14,923
CHARTA, LLC 1/11/2023[7]	3.900	5,680	5,672
Citigroup Global Markets, Inc. 2/21/2023[7]	4.580	6,000	5,959
Coca-Cola Co. 2/21/2023[7]	4.200	15,000	14,903
Honeywell International, Inc. 2/1/2023[7]	4.100	3,000	2,988
Honeywell International, Inc. 2/21/2023[7]	4.310	15,300	15,201
Honeywell International, Inc. 2/27/2023[7]	4.300	6,050	6,006

260	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper (continued)
Johnson & Johnson 1/30/2023[7]	4.190%	USD9,000	$8,967
Johnson & Johnson 2/13/2023[7]	4.220	10,000	9,946
Linde, Inc. 2/6/2023	4.340	15,000	14,932
Paccar Financial Corp. 1/6/2023	4.110	20,000	19,983
Procter & Gamble Co. 2/9/2023[7]	4.300	14,500	14,428
Procter & Gamble Co. 2/10/2023[7]	4.250	18,500	18,406
Roche Holdings, Inc. 1/3/2023[7]	4.230	13,950	13,944
Starbird Funding Corp. 1/3/2023[7]	4.300	8,500	8,496
			201,435

Federal agency bills & notes 6.19%
Federal Farm Credit Banks 1/12/2023	3.880	5,500	5,494
Federal Home Loan Bank 1/3/2023	3.900	850	850
Federal Home Loan Bank 1/11/2023	4.005	20,700	20,680
Federal Home Loan Bank 2/8/2023	4.161	25,000	24,896
Federal Home Loan Bank 2/10/2023	4.215	6,750	6,720
Federal Home Loan Bank 2/22/2023	4.320	4,400	4,373
Federal Home Loan Bank 2/24/2023	4.297	10,000	9,936
Federal Home Loan Bank 3/3/2023	4.370	20,000	19,856
			92,805

U.S. Treasury bills 1.59%
U.S. Treasury 11/2/2023	4.527	24,780	23,854

Total short-term securities (cost: $318,108,000)			318,094
Total investment securities 114.48% (cost: $1,798,414,000)			1,718,005
Other assets less liabilities (14.48)%			(217,283)

Net assets 100.00%			$1,500,722

Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)
3 Month SOFR Futures	Short	270	June 2023	USD (64,183)	$920
90 Day Eurodollar Futures	Long	1,495	September 2023	354,782	(15,731)
90 Day Eurodollar Futures	Short	923	December 2023	(219,697)	8,805
90 Day Eurodollar Futures	Short	885	December 2024	(213,285)	4,539
2 Year U.S. Treasury Note Futures	Short	298	March 2023	(61,113)	148
5 Year U.S. Treasury Note Futures	Long	3,872	March 2023	417,904	(536)
10 Year U.S. Treasury Note Futures	Long	603	March 2023	67,715	(373)
10 Year Ultra U.S. Treasury Note Futures	Long	164	March 2023	19,398	(294)
20 Year U.S. Treasury Bond Futures	Long	447	March 2023	56,029	(765)
30 Year Ultra U.S. Treasury Bond Futures	Short	35	March 2023	(4,701)	111
					$(3,176)

American Funds Insurance Series	261

U.S. Government Securities Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
							Upfront	appreciation
Receive		Pay			Notional	Value at	premium	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD 30,500	$1,078	$—	$1,078
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(1,081)	—	(1,081)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(6,219)	—	(6,219)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	4,372	—	4,372
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	24,000	(426)	—	(426)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	3,697	(68)	—	(68)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	17,700	(330)	—	(330)
4.345%	Annual	U.S. EFFR	Annual	9/29/2024	19,000	(85)	—	(85)
4.197%	Annual	U.S. EFFR	Annual	9/30/2024	19,000	(131)	—	(131)
4.1735%	Annual	U.S. EFFR	Annual	9/30/2024	19,400	(142)	—	(142)
4.15%	Annual	U.S. EFFR	Annual	10/6/2024	19,300	(146)	—	(146)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	7,100	(2)	—	(2)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	8,800	(7)	—	(7)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	8,900	(2)	—	(2)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	10,600	(8)	—	(8)
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	2,187	—	2,187
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	3,060	—	3,060
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	(616)	—	(616)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	(590)	—	(590)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	9,477	—	9,477
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(5,918)	—	(5,918)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	3,075	—	3,075
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	486	—	486
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	375	—	375
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(5,952)	—	(5,952)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	5,110	2,464	—	2,464
SOFR	Annual	2.85282%	Annual	12/6/2052	540	38	—	38
SOFR	Annual	2.93542%	Annual	12/6/2052	550	31	—	31
						$8,796	$—	$8,796

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,807,000, which represented .72% of the net assets of the fund.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,520,000, which represented 11.10% of the net assets of the fund.

Key to abbreviations

Assn. = Association

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

262	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2022

Growth funds 85.30%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	5,078,871	$387,467

Total growth funds (cost: $439,303,000)		387,467

Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	3,634,107	34,197

Total fixed income funds (cost: $35,683,000)		34,197

Short-term securities 2.48%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	11,266,894	11,267

Total short-term securities (cost: $11,267,000)		11,267

Options purchased 0.04%
Options purchased*		205

Total options purchased (cost: $1,216,000)		205
Total investment securities 95.35% (cost: $487,469,000)		433,136
Other assets less liabilities 4.65%		21,106

Net assets 100.00%		$454,242

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	35	USD	13,438	USD	2,600.00	3/17/2023	$13
S&P 500 Index	70		26,877		2,700.00	3/17/2023	29
S&P 500 Index	175		67,191		2,800.00	3/17/2023	87
S&P 500 Index	5		1,920		2,850.00	3/17/2023	2
S&P 500 Index	110		42,234		2,900.00	3/17/2023	74
							$205

American Funds Insurance Series	263

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	283	March 2023	USD	30,544	$(47)
Nikkei 225 Index Contracts	Short	3	March 2023		(590)	45
Japanese Yen Currency Contracts	Short	7	March 2023		(674)	(31)
FTSE 100 Index Contracts	Short	19	March 2023		(1,716)	(1)
British Pound Currency Contracts	Short	24	March 2023		(1,812)	47
Mini MSCI Emerging Market Index Contracts	Short	57	March 2023		(2,734)	42
Russell 2000 Mini Index Contracts	Short	66	March 2023		(5,844)	156
Euro Stoxx 50 Index Contracts	Short	314	March 2023		(12,714)	544
Euro Currency Contracts	Short	101	March 2023		(13,577)	(30)
S&P Mid 400 E-mini Index Contracts	Short	92	March 2023		(22,472)	455
S&P 500 E-mini Index Contracts	Short	1,194	March 2023		(230,502)	6,305
						$7,485

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85.30%
American Funds Insurance Series – Growth Fund, Class 1	$504,914	$458,729	$366,785	$(17,443)	$(191,948)	$387,467	$2,476	$60,090
Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	59,236	70,113	86,469	(9,458)	775	34,197	1,344	443
Total 92.83%				$(26,901)	$(191,173)	$421,664	$3,820	$60,533

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

264	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2022

Growth funds 84.51%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,952,007	$106,435

Total growth funds (cost: $119,403,000)		106,435

Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,331,210	12,527

Total fixed income funds (cost: $13,253,000)		12,527

Short-term securities 2.09%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	2,635,506	2,636

Total short-term securities (cost: $2,636,000)		2,636

Options purchased 0.14%
Options purchased*		169

Total options purchased (cost: $399,000)		169
Total investment securities 96.69% (cost: $135,691,000)		121,767
Other assets less liabilities 3.31%		4,167

Net assets 100.00%		$125,934

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
iShares MSCI EAFE ETF	50	USD	328	USD	47.00	3/17/2023	$—	[2]
iShares MSCI EAFE ETF	1,700		11,159		48.00	3/17/2023	13
iShares MSCI EAFE ETF	450		2,954		55.00	3/17/2023	11
iShares MSCI EAFE ETF	1,375		9,025		43.00	6/16/2023	34
iShares MSCI EAFE ETF	350		2,297		45.00	6/16/2023	15
iShares MSCI EAFE ETF	200		1,313		46.00	6/16/2023	9
iShares MSCI EAFE ETF	1,700		11,159		50.00	6/16/2023	87

							$169

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	75	March 2023	USD	8,095	$(13)
S&P 500 E-mini Index Contracts	Short	66	March 2023		(12,742)	351
Mini MSCI Emerging Market Index Contracts	Short	394	March 2023		(18,900)	245
MSCI EAFE Index Contracts	Short	279	March 2023		(27,194)	428
						$1,011

American Funds Insurance Series	265

Managed Risk International Fund (continued)

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.51%
American Funds Insurance Series – International Fund, Class 1	$136,987	$107,662	$92,768	$(7,315)	$(38,131)	$106,435	$2,273	$16,110
Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	16,071	14,150	15,224	(2,409)	(61)	12,527	427	160
Total 94.46%				$(9,724)	$(38,192)	$118,962	$2,700	$16,270

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Amount less than one thousand.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

266	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Growth-and-income funds 84.89%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	21,639,334	$274,603

Total growth-and-income funds (cost: $299,529,000)		274,603

Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,235,124	32,319

Total fixed income funds (cost: $34,728,000)		32,319

Short-term securities 2.32%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	7,500,680	7,501

Total short-term securities (cost: $7,501,000)		7,501

Options purchased 0.09%
Options purchased*		274

Total options purchased (cost: $1,254,000)		274
Total investment securities 97.29% (cost: $343,012,000)		314,697
Other assets less liabilities 2.71%		8,775

Net assets 100.00%		$323,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	15	USD	5,759	USD	2,500.00	3/17/2023	$4
S&P 500 Index	15		5,759		2,600.00	3/17/2023	6
S&P 500 Index	80		30,716		2,700.00	3/17/2023	33
S&P 500 Index	130		49,913		2,800.00	3/17/2023	65
S&P 500 Index	45		17,278		2,850.00	3/17/2023	24
S&P 500 Index	105		40,315		2,900.00	3/17/2023	70
S&P 500 Index	30		11,519		2,825.00	6/16/2023	72
							$274

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	146	March 2023	USD	15,758	$(81)
Russell 2000 Mini Index Contracts	Short	1	March 2023		(89)	3
S&P Mid 400 E-mini Index Contracts	Short	7	March 2023		(1,710)	31
Euro Stoxx 50 Index Contracts	Short	47	March 2023		(1,903)	70
Euro Currency Contracts	Short	15	March 2023		(2,016)	(5)
FTSE 100 Index Contracts	Short	31	March 2023		(2,799)	(5)

American Funds Insurance Series	267

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
British Pound Currency Contracts	Short	38	March 2023	USD	(2,870)	$68
S&P 500 E-mini Index Contracts	Short	563	March 2023		(108,687)	2,521
						$2,602

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.89%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$315,947	$235,449	$186,345	$38,519	$(128,967)	$274,603	$5,946	$61,850
Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	37,066	33,763	33,365	(5,847)	702	32,319	1,347	—
Total 94.88%				$32,672	$(128,265)	$306,922	$7,293	$61,850

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

268	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2022

Growth-and-income funds 79.84%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,417,153	$1,677,875

Total growth-and-income funds (cost: $1,757,211,000)		1,677,875

Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1	33,434,013	314,614

Total fixed income funds (cost: $348,317,000)		314,614

Short-term securities 2.25%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	47,304,896	47,305

Total short-term securities (cost: $47,305,000)		47,305

Options purchased 0.12%
Options purchased*		2,485

Total options purchased (cost: $13,461,000)		2,485
Total investment securities 97.18% (cost: $2,166,294,000)		2,042,279
Other assets less liabilities 2.82%		59,165

Net assets 100.00%		$2,101,444

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	420	USD	161,259	USD	2,700.00	3/17/2023	$172
S&P 500 Index	1,500		575,925		2,800.00	3/17/2023	750
S&P 500 Index	1,575		604,721		2,850.00	3/17/2023	838
S&P 500 Index	1,080		414,666		2,900.00	3/17/2023	725
							$2,485

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,001	March 2023	USD	108,038	$(177)
Nikkei 225 Index Contracts	Short	1	March 2023		(197)	3
Japanese Yen Currency Contracts	Short	3	March 2023		(289)	(4)
Russell 2000 Mini Index Contracts	Short	52	March 2023		(4,604)	100
Mini MSCI Emerging Market Index Contracts	Short	230	March 2023		(11,033)	137
FTSE 100 Index Contracts	Short	189	March 2023		(17,066)	(33)
British Pound Currency Contracts	Short	235	March 2023		(17,748)	433
Euro Stoxx 50 Index Contracts	Short	579	March 2023		(23,445)	892
Euro Currency Contracts	Short	187	March 2023		(25,138)	(70)

American Funds Insurance Series	269

Managed Risk Growth-Income Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
S&P Mid 400 E-mini Index Contracts	Short	210	March 2023	USD(51,295)	$773
S&P 500 E-mini Index Contracts	Short	3,266	March 2023	(630,501)	14,597
					$16,651

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.84%
American Funds Insurance Series –Growth-Income Fund, Class 1	$2,125,192	$1,251,540	$1,173,057	$198,223	$(724,023)	$1,677,875	$26,763	$175,737
Fixed income funds 14.97%
American Funds Insurance Series –The Bond Fund of America, Class 1	398,789	234,510	257,964	(41,426)	(19,295)	314,614	10,505	3,897
Total 94.81%				$156,797	$(743,318)	$1,992,489	$37,268	$179,634

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

270	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2022

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	93,886,027	$2,084,270

Total asset allocation funds (cost: $2,174,894,000)		2,084,270

Short-term securities 3.19%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	69,776,962	69,777

Total short-term securities (cost: $69,777,000)		69,777

Options purchased 0.02%

Options purchased*		383

Total options purchased (cost: $1,887,000)		383
Total investment securities 98.40% (cost: $2,246,558,000)		2,154,430
Other assets less liabilities 1.60%		35,042

Net assets 100.00%		$2,189,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	410	USD	157,419	USD	2,850.00	3/17/2023	$218
S&P 500 Index	245		94,068		2,900.00	3/17/2023	165
							$383

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,028	March 2023	USD110,952	$(162)
Mini MSCI Emerging Market Index Contracts	Short	166	March 2023	(7,963)	100
FTSE 100 Index Contracts	Short	89	March 2023	(8,036)	(18)
Russell 2000 Mini Index Contracts	Short	93	March 2023	(8,235)	157
British Pound Currency Contracts	Short	110	March 2023	(8,308)	196
Euro Stoxx 50 Index Contracts	Short	399	March 2023	(16,156)	623
Euro Currency Contracts	Short	124	March 2023	(16,669)	(47)
S&P Mid 400 E-mini Index Contracts	Short	183	March 2023	(44,700)	548
S&P 500 E-mini Index Contracts	Short	2,599	March 2023	(501,737)	12,185
					$13,582

American Funds Insurance Series	271

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.19%
American Funds Insurance Series –Asset Allocation Fund, Class 1	$2,678,055	$1,104,342	$1,086,607	$55,156	$(666,676)	$2,084,270	$46,591	$231,217

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

272	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,783,505	$2,874,530		$29,811,816		$6,445,629	$2,920,136
Affiliated issuers	164,535	134,983		1,166,965		306,445	167,414
Cash	695	32		1,221		1,055	671
Cash collateral received for securities on loan	—	5,872		5,587		161	32
Cash collateral pledged for futures contracts	—	—		—		—	161
Cash collateral pledged for swap contracts	—	—		—		—	—
Cash denominated in currencies other than U.S. dollars	6,010	86		1,197		1,640	929
Unrealized appreciation on open forward currency contracts	—	—		—		—	—	*
Unrealized appreciation on unfunded commitments	—	—		—		—	—
Receivables for:
Sales of investments	9,427	47		4,581		1,634	4,534
Sales of fund’s shares	1,203	347		53,171		1,486	1,478
Dividends and interest	5,076	2,430		18,226		14,915	5,113
Variation margin on futures contracts	—	—		—		—	27
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Securities lending income	7	270		48		17	42
Currency translations	961	—		—		47	90
Other	—	—	*	—	*	—	—
	6,971,419	3,018,597		31,062,812		6,773,029	3,100,627
Liabilities:
Collateral for securities on loan	—	58,725		55,867		1,607	327
Unrealized depreciation on open forward currency contracts	—	—		—		—	50
Unrealized depreciation on unfunded commitments	—	—		—		—	—
Payables for:
Purchases of investments	3,893	1,234		69,568		2,056	2,377
Repurchases of fund’s shares	23,378	5,067		24,857		18,617	2,624
Investment advisory services	2,202	1,519		8,498		2,792	1,351
Insurance administrative fees	361	162		1,629		235	448
Services provided by related parties	1,005	515		4,478		946	393
Trustees’ deferred compensation	85	56		478		174	41
Variation margin on futures contracts	—	—		—		—	41
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Non-U.S. taxes	4,611	8,270		886		26,641	8,988
Other	230	146		203		380	203
	35,765	75,694		166,464		53,448	16,843
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,528,931	$2,581,405		$20,120,055		$6,463,732	$2,578,375
Total distributable earnings (accumulated loss)	2,406,723	361,498		10,776,293		255,849	505,409
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Investment securities on loan, at value	$—	$59,781		$54,504		$1,530	$311
Investment securities, at cost
Unaffiliated issuers	4,940,295	2,530,368		20,939,019		5,790,481	2,388,619
Affiliated issuers	164,509	133,831		1,166,747		306,396	167,393
Cash denominated in currencies other than U.S. dollars, at cost	6,096	85		1,195		1,614	939

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	273

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,042,759	$1,728,292	$30,635,898	$293,962	$1,065,349
Affiliated issuers	391,007	804	2,605,421	5,492	107,723
Cash	2,877	739	2,141	75	826
Cash collateral received for securities on loan	1,290	648	24,869	96	655
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	1,728	844	556	753
Unrealized appreciation on open forward currency contracts	—	—	—	5	—
Unrealized appreciation on unfunded commitments	—	—	—	—	—
Receivables for:
Sales of investments	19,678	4,368	3,486	1,304	17,973
Sales of fund’s shares	1,698	332	11,206	54	475
Dividends and interest	11,258	1,617	53,240	1,606	3,711
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	22
Securities lending income	7	5	71	3	4
Currency translations	3	252	—	75	101
Other	—	—	—	—	—
	9,470,577	1,738,785	33,337,176	303,228	1,197,594
Liabilities:
Collateral for securities on loan	12,908	6,480	248,693	962	6,553
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	2,823	1,089	28,952	197	49,380
Repurchases of fund’s shares	7,197	4,367	62,689	744	1,446
Investment advisory services	1,903	544	7,284	121	211
Insurance administrative fees	706	118	1,021	74	328
Services provided by related parties	1,072	299	3,696	69	143
Trustees’ deferred compensation	99	25	530	14	7
Variation margin on futures contracts	—	—	—	—	95
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	159	410	1,143	35	320
Other	10	55	201	15	20
	26,877	13,387	354,209	2,231	58,528
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,625,116	$1,532,409	$20,816,349	$322,284	$1,032,534
Total distributable earnings (accumulated loss)	1,818,584	192,989	12,166,618	(21,287)	106,532
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Investment securities on loan, at value	$12,432	$6,155	$240,456	$1,435	$6,251
Investment securities, at cost
Unaffiliated issuers	7,334,340	1,456,490	20,399,086	290,864	933,032
Affiliated issuers	390,957	804	2,605,095	5,489	113,396
Cash denominated in currencies other than U.S. dollars, at cost	—	1,754	847	564	763

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

274	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America		Capital World Bond Fund	American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$22,298,926	$355,901	$9,747,773		$1,438,501	$778,564
Affiliated issuers	3,019,460	9,460	1,425,720		48,843	38,565
Cash	4,463	142	3,761		431	1,024
Cash collateral received for securities on loan	5,690	—	—		—	—
Cash collateral pledged for futures contracts	—	—	—		—	99
Cash collateral pledged for swap contracts	—	—	—		—	517
Cash denominated in currencies other than U.S. dollars	592	86	—	*	732	5
Unrealized appreciation on open forward currency contracts	—	686	3,821		7,008	—
Unrealized appreciation on unfunded commitments	—	—	—		12	572
Receivables for:
Sales of investments	139,321	2,041	780,689		21	1,605
Sales of fund’s shares	1,899	327	10,460		165	585
Dividends and interest	74,681	1,624	71,420		10,334	13,187
Variation margin on futures contracts	194	29	494		326	2
Variation margin on centrally cleared swap contracts	11	16	345		149	3
Securities lending income	88	—	—		—	—
Currency translations	79	18	70		429	—
Other	—	—	—		—	3
	25,545,404	370,330	12,044,553		1,506,951	834,731
Liabilities:
Collateral for securities on loan	56,897	—	—		—	—
Unrealized depreciation on open forward currency contracts	—	150	174		2,455	—
Unrealized depreciation on unfunded commitments	9	—	—		1	3
Payables for:
Purchases of investments	647,278	1,470	1,812,910		19,999	2,546
Repurchases of fund’s shares	24,374	477	4,453		677	164
Investment advisory services	5,696	137	1,428		550	190
Insurance administrative fees	3,321	69	614		33	49
Services provided by related parties	2,697	66	1,048		217	153
Trustees’ deferred compensation	304	4	124		26	32
Variation margin on futures contracts	630	55	2,321		722	6
Variation margin on centrally cleared swap contracts	13	23	394		222	2
Non-U.S. taxes	3,511	100	5		51	—
Other	100	19	—	*	104	32
	744,830	2,570	1,823,471		25,057	3,177
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Net assets consist of:
Capital paid in on shares of beneficial interest	$19,598,942	$316,997	$11,855,514		$1,808,688	$1,203,258
Total distributable earnings (accumulated loss)	5,201,632	50,763	(1,634,432)		(326,794)	(371,704)
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Investment securities on loan, at value	$67,688	$—	$—		$—	$—
Investment securities, at cost
Unaffiliated issuers	17,788,591	350,438	10,540,249		1,615,990	860,644
Affiliated issuers	3,328,159	9,409	1,425,521		47,246	38,557
Cash denominated in currencies other than U.S. dollars, at cost	594	86	—	*	728	5

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	275

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$107,371		$423,579	$1,718,005	$11,472	$2,805
Affiliated issuers	—		—	—	421,664	118,962
Cash	2,692		9,083	40,936	—	—
Cash collateral received for securities on loan	—		—	—	—	—
Cash collateral pledged for futures contracts	—		—	—	15,705	2,698
Cash collateral pledged for swap contracts	—		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—		—	—	—	—
Unrealized appreciation on open forward currency contracts	—		—	—	—	—
Unrealized appreciation on unfunded commitments	—		—	—	—	—
Receivables for:
Sales of investments	9,780		—	134,003	6,691	1,022
Sales of fund’s shares	42		322	2,930	237	18
Dividends and interest	261		29	5,528	57	13
Variation margin on futures contracts	2		—	185	1,011	602
Variation margin on centrally cleared swap contracts	5		—	385	—	—
Securities lending income	—		—	—	—	—
Currency translations	—		—	—	—	—
Other	1		—	—	—	—
	120,154		433,013	1,901,972	456,837	126,120
Liabilities:
Collateral for securities on loan	—		—	—	—	—
Unrealized depreciation on open forward currency contracts	—		—	—	—	—
Unrealized depreciation on unfunded commitments	—		—	—	—	—
Payables for:
Purchases of investments	31,002		—	398,190	2,108	19
Repurchases of fund’s shares	22		504	1,200	4	43
Investment advisory services	13		95	226	39	11
Insurance administrative fees	25		50	119	287	80
Services provided by related parties	21		92	310	93	26
Trustees’ deferred compensation	3		11	44	3	1
Variation margin on futures contracts	25		—	744	61	6
Variation margin on centrally cleared swap contracts	—	*	—	415	—	—
Non-U.S. taxes	—		—	—	—	—
Other	—	*	—	2	—	—
	31,111		752	401,250	2,595	186
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Net assets consist of:
Capital paid in on shares of beneficial interest	$99,881		$429,623	$1,743,160	$471,757	$148,875
Total distributable earnings (accumulated loss)	(10,838)		2,638	(242,438)	(17,515)	(22,941)
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Investment securities on loan, at value	$—		$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	109,975		423,636	1,798,414	12,483	3,035
Affiliated issuers	—		—	—	474,986	132,656
Cash denominated in currencies other than U.S. dollars, at cost	—		—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

276	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,775	$49,790	$70,160
Affiliated issuers	306,922	1,992,489	2,084,270
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	6,746	43,741	34,859
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Unrealized appreciation on unfunded commitments	—	—	—
Receivables for:
Sales of investments	2,029	13,902	1,056
Sales of fund’s shares	72	11,603	104
Dividends and interest	36	229	280
Variation margin on futures contracts	363	2,759	2,144
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Currency translations	—	—	—
Other	—	—	—
	323,943	2,114,513	2,192,873
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—
Payables for:
Purchases of investments	63	10,953	—
Repurchases of fund’s shares	92	420	1,215
Investment advisory services	28	179	188
Insurance administrative fees	201	1,304	1,381
Services provided by related parties	67	56	465
Trustees’ deferred compensation	3	14	29
Variation margin on futures contracts	17	143	123
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	471	13,069	3,401
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Net assets consist of:
Capital paid in on shares of beneficial interest	$321,451	$1,965,919	$2,033,928
Total distributable earnings (accumulated loss)	2,021	135,525	155,544
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	8,755	60,766	71,664
Affiliated issuers	334,257	2,105,528	2,174,894
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	277

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,104,085	$915,430	$13,660,417	$3,157,234	$1,610,310
	Shares outstanding	102,854	56,436	179,057	206,282	72,225
	Net asset value per share	$30.18	$16.22	$76.29	$15.31	$22.30
Class 1A:	Net assets	$14,317	$4,256	$187,432	$10,423	$8,868
	Shares outstanding	477	266	2,479	685	399
	Net asset value per share	$30.04	$16.00	$75.61	$15.23	$22.19
Class 2:	Net assets	$3,233,725	$1,762,209	$14,451,475	$3,163,979	$763,546
	Shares outstanding	108,539	115,167	191,651	207,745	34,672
	Net asset value per share	$29.79	$15.30	$75.41	$15.23	$22.02
Class 3:	Net assets			$187,905	$15,480
	Shares outstanding	Not applicable	Not applicable	2,438	1,008	Not applicable
	Net asset value per share			$77.09	$15.35
Class 4:	Net assets	$583,527	$261,008	$2,409,119	$372,465	$701,060
	Shares outstanding	19,774	17,087	32,713	24,843	32,104
	Net asset value per share	$29.51	$15.28	$73.64	$14.99	$21.84

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,506,834	$548,491	$19,692,010	$13,396	$586,560
	Shares outstanding	433,800	46,994	392,155	1,499	53,377
	Net asset value per share	$12.69	$11.67	$50.21	$8.94	$10.99
Class 1A:	Net assets	$64,036	$5,749	$28,316	$4,894	$9,764
	Shares outstanding	5,079	496	567	562	890
	Net asset value per share	$12.61	$11.61	$49.93	$8.70	$10.98
Class 2:	Net assets	$2,775,107	$982,987	$11,507,731	$162,036	$13,016
	Shares outstanding	222,723	84,464	232,660	18,628	1,185
	Net asset value per share	$12.46	$11.64	$49.46	$8.70	$10.98
Class 3:	Net assets			$124,729
	Shares outstanding	Not applicable	Not applicable	2,478	Not applicable	Not applicable
	Net asset value per share			$50.33
Class 4:	Net assets	$1,097,723	$188,171	$1,630,181	$120,671	$529,726
	Shares outstanding	88,991	16,576	33,460	14,090	48,314
	Net asset value per share	$12.34	$11.35	$48.72	$8.56	$10.96

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

278	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,137,832	$96,407	$6,369,876	$663,191	$223,824
	Shares outstanding	681,900	7,682	676,909	69,436	26,230
	Net asset value per share	$22.20	$12.55	$9.41	$9.55	$8.53
Class 1A:	Net assets	$26,595	$2,555	$220,548	$1,344	$1,263
	Shares outstanding	1,203	204	23,592	141	148
	Net asset value per share	$22.10	$12.49	$9.35	$9.50	$8.51
Class 2:	Net assets	$4,227,802	$157,808	$2,843,749	$764,813	$521,241
	Shares outstanding	192,995	12,632	306,636	80,914	62,452
	Net asset value per share	$21.91	$12.49	$9.27	$9.45	$8.35
Class 3:	Net assets	$28,209				$8,471
	Shares outstanding	1,269	Not applicable	Not applicable	Not applicable	987
	Net asset value per share	$22.23				$8.58
Class 4:	Net assets	$5,380,136	$110,990	$786,909	$52,546	$76,755
	Shares outstanding	247,415	9,009	85,213	5,633	8,291
	Net asset value per share	$21.75	$12.32	$9.23	$9.33	$9.26

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$993	$50,347	$241,681
	Shares outstanding	105	4,436	24,189	Not applicable	Not applicable
	Net asset value per share	$9.45	$11.35	$9.99
Class 1A:	Net assets	$1,656	$10	$3,952
	Shares outstanding	177	1	397	Not applicable	Not applicable
	Net asset value per share	$9.34	$11.35	$9.96
Class 2:	Net assets	$46,324	$297,253	$1,058,577
	Shares outstanding	4,951	27,031	107,285	Not applicable	Not applicable
	Net asset value per share	$9.36	$11.00	$9.87
Class 3:	Net assets		$4,328	$6,507
	Shares outstanding	Not applicable	389	649	Not applicable	Not applicable
	Net asset value per share		$11.14	$10.02
Class 4:	Net assets	$40,070	$80,323	$190,005
	Shares outstanding	4,334	7,267	19,274	Not applicable	Not applicable
	Net asset value per share	$9.25	$11.05	$9.86
Class P1:	Net assets				$9,249	$1,762
	Shares outstanding	Not applicable	Not applicable	Not applicable	813	205
	Net asset value per share				$11.37	$8.61
Class P2:	Net assets				$444,993	$124,172
	Shares outstanding	Not applicable	Not applicable	Not applicable	39,434	14,470
	Net asset value per share				$11.28	$8.58

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	279

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,748	$1,833,437	$7,152
	Shares outstanding	244	146,536	575
	Net asset value per share	$11.24	$12.51	$12.43
Class P2:	Net assets	$320,724	$268,007	$2,182,320
	Shares outstanding	28,686	21,540	180,515
	Net asset value per share	$11.18	$12.44	$12.09

*	Amount less than one thousand.
†	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

280	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$99,453	$23,688	$315,299	$164,844	$57,252
Affiliated issuers	9,353	3,871	22,361	9,392	4,331
	108,806	27,559	337,660	174,236	61,583
Interest from unaffiliated issuers	53	25	1,956	2	7,384
European Union withholding tax reclaims	782	264	818	5,544	358
Interest from European Union withholding tax reclaims	71	3	22	920	14
Securities lending income (net of fees)	178	2,281	1,158	1,331	338
	109,890	30,132	341,614	182,033	69,677
Fees and expenses[1]:
Investment advisory services	36,131	21,657	109,146	35,444	21,012
Distribution services	10,254	5,525	48,823	9,585	3,999
Insurance administrative services	1,537	699	6,939	1,008	1,923
Transfer agent services	1	— [2]	6	1	1
Administrative services	2,236	973	10,468	2,191	1,018
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	77	41	299	90	34
Registration statement and prospectus	27	14	136	54	14
Trustees’ compensation	10	5	45	10	5
Auditing and legal	79	92	105	90	109
Custodian	868	430	384	1,246	758
Other	8	51	24	8	51
Total fees and expenses before waivers/reimbursement	51,228	29,487	176,375	49,727	28,924
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	5,162	1,011	1	—	3,759
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	5,162	1,011	1	—	3,759
Total fees and expenses after waivers/reimbursement	46,066	28,476	176,374	49,727	25,165
Net investment income	63,824	1,656	165,240	132,306	44,512
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	555,056	25,932	1,853,746	(374,601)	(3,895)
Affiliated issuers	(71)	(30)	(325)	(112)	(44)
Futures contracts	—	—	—	—	100
Forward currency contracts	—	—	—	—	379
Swap contracts	—	—	—	—	(2)
Currency transactions	(1,864)	50	654	(3,241)	72
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	553,121	25,952	1,854,075	(377,954)	(3,390)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(2,977,320)	(1,267,074)	(15,238,570)	(1,582,438)	(968,542)
Affiliated issuers	(19)	(25,285)	22	(57)	5
Futures contracts	—	—	—	—	129
Forward currency contracts	—	—	—	—	(30)
Swap contracts	—	—	—	—	2
Currency translations	395	(145)	(48)	(351)	(1,943)
	(2,976,944)	(1,292,504)	(15,238,596)	(1,582,846)	(970,379)
Net realized gain (loss) and unrealized depreciation	(2,423,823)	(1,266,552)	(13,384,521)	(1,960,800)	(973,769)
Net (decrease) increase in net assets resulting from operations	$(2,359,999)	$(1,264,896)	$(13,219,281)	$(1,828,494)	$(929,257)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	281

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$229,615	$49,442	$601,261	$11,087	$32,630
Affiliated issuers	6,762	1,469	40,278	302	2,614
	236,377	50,911	641,539	11,389	35,244
Interest from unaffiliated issuers	1	480	1,322	—	4,766
European Union withholding tax reclaims	—	—	3,119	995	103
Interest from European Union withholding tax reclaims	—	—	292	35	—
Securities lending income (net of fees)	293	147	836	29	65
	236,671	51,538	647,108	12,448	40,178
Fees and expenses[1]:
Investment advisory services	37,368	9,637	89,899	1,720	4,443
Distribution services	10,015	3,172	35,861	726	1,368
Insurance administrative services	2,882	499	4,286	306	1,362
Transfer agent services	2	— [2]	6	— [2]	— [2]
Administrative services	2,969	558	10,612	93	337
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	65	23	285	9	10
Registration statement and prospectus	29	5	109	5	3
Trustees’ compensation	11	2	42	1	1
Auditing and legal	52	69	102	82	70
Custodian	275	259	469	20	101
Other	5	6	23	22	1
Total fees and expenses before waivers/reimbursement	53,673	14,230	141,694	2,984	7,696
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	14,561	2,866	—	295	1,989
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	14,561	2,866	—	295	1,989
Total fees and expenses after waivers/reimbursement	39,112	11,364	141,694	2,689	5,707
Net investment income	197,559	40,174	505,414	9,759	34,471
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	73,904	(82,354)	1,822,012	(25,009)	(1,384)
Affiliated issuers	(71)	8	(316)	(4)	(691)
Futures contracts	—	—	—	—	(7,468)
Forward currency contracts	—	—	—	(54)	7
Swap contracts	—	—	—	—	1,909
Currency transactions	(22)	(382)	(871)	(231)	(125)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	73,811	(82,728)	1,820,825	(25,298)	(7,752)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(1,207,072)	(336,626)	(9,143,460)	(40,723)	(104,188)
Affiliated issuers	10	(1)	130	(2)	(5,193)
Futures contracts	—	—	—	—	(311)
Forward currency contracts	—	—	—	5	(2)
Swap contracts	—	—	—	—	36
Currency translations	(3)	(154)	(173)	1	64
	(1,207,065)	(336,781)	(9,143,503)	(40,719)	(109,594)
Net realized gain (loss) and unrealized depreciation	(1,133,254)	(419,509)	(7,322,678)	(66,017)	(117,346)
Net (decrease) increase in net assets resulting from operations	$(935,695)	$(379,335)	$(6,817,264)	$(56,258)	$(82,875)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

282	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund[3]	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$388,405	$6,485	$1	$65	$3,225
Affiliated issuers	80,475	393	34,880	3,057	610
	468,880	6,878	34,881	3,122	3,835
Interest from unaffiliated issuers	178,663	3,237	331,418	44,637	52,726
European Union withholding tax reclaims	23	—	—	—	—
Interest from European Union withholding tax reclaims	9	—	—	—	—
Securities lending income (net of fees)	631	7	—	—	—
	648,206	10,122	366,299	47,759	56,561
Fees and expenses[1]:
Investment advisory services	70,034	2,063	39,380	7,727	3,914
Distribution services	25,560	721	9,930	2,251	1,656
Insurance administrative services	14,064	300	2,381	146	203
Transfer agent services	4	— [2]	2	— [2]	— [2]
Administrative services	7,927	118	3,334	492	271
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	164	6	91	22	17
Registration statement and prospectus	51	2	216	5	4
Trustees’ compensation	30	— [2]	12	2	2
Auditing and legal	83	54	59	51	49
Custodian	616	69	95	143	18
Other	17	4	11	6	18
Total fees and expenses before waivers/reimbursement	118,550	3,337	55,511	10,845	6,152
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	25	21,118	611	1,428
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	25	21,118	611	1,428
Total fees and expenses after waivers/reimbursement	118,550	3,312	34,393	10,234	4,724
Net investment income	529,656	6,810	331,906	37,525	51,837
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	867,100	41,092	(720,113)	(161,648)	(27,908)
Affiliated issuers	(24,724)	3	(218)	17	(7)
Futures contracts	65,437	539	(136,499)	(7,447)	1,533
Forward currency contracts	—	(1,292)	1,795	(18,216)	—
Swap contracts	(73)	142	28,243	(796)	(82)
Currency transactions	4,210	(235)	(118)	(3,040)	21
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	911,950	40,249	(826,910)	(191,130)	(26,443)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(5,229,896)	(113,353)	(1,058,517)	(184,433)	(118,628)
Affiliated issuers	(273,363)	51	76	1,587	4
Futures contracts	13,070	(454)	(6,976)	(3,811)	123
Forward currency contracts	—	725	4,002	4,071	—
Swap contracts	(1,575)	(763)	12,978	(6,561)	(161)
Currency translations	6	14	48	566	(31)
	(5,491,758)	(113,780)	(1,048,389)	(188,581)	(118,693)
Net realized gain (loss) and unrealized depreciation	(4,579,808)	(73,531)	(1,875,299)	(379,711)	(145,136)
Net (decrease) increase in net assets resulting from operations	$(4,050,152)	$(66,721)	$(1,543,393)	$(342,186)	$(93,299)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	283

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—		$—	$265	$55
Affiliated issuers	—	—		—	3,820	2,700
	—	—		—	4,085	2,755
Interest from unaffiliated issuers	2,336	7,293		52,923	—	—
European Union withholding tax reclaims	—	—		—	—	—
Interest from European Union withholding tax reclaims	—	—		—	—	—
Securities lending income (net of fees)	—	—		—	—	—
	2,336	7,293		52,923	4,085	2,755
Fees and expenses[1]:
Investment advisory services	350	1,110		5,345	746	208
Distribution services	228	889		3,494	1,219	342
Insurance administrative services	105	173		522	1,244	346
Transfer agent services	— [2]	—	[2]	— [2]	— [2]	— [2]
Administrative services	31	121		503	—	—
Accounting and administrative services	—	—		—	58	49
Reports to shareholders	5	7		21	2	1
Registration statement and prospectus	2	3		7	4	2
Trustees’ compensation	— [2]	—	[2]	2	1	— [2]
Auditing and legal	44	43		46	16	16
Custodian	17	1		29	6	7
Other	— [2]	—	[2]	1	— [2]	— [2]
Total fees and expenses before waivers/reimbursement	782	2,347		9,970	3,296	971
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	158	—		2,256	249	69
Miscellaneous fee reimbursement	—	—		—	—	32
Total waivers/reimbursement of fees and expenses	158	—		2,256	249	101
Total fees and expenses after waivers/reimbursement	624	2,347		7,714	3,047	870
Net investment income	1,712	4,946		45,209	1,038	1,885
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(9,212)	—	[2]	(104,839)	(3,857)	(1,108)
Affiliated issuers	—	—		—	(26,901)	(9,724)
Futures contracts	(2,688)	—		(52,928)	1,884	4,007
Forward currency contracts	—	—		—	—	—
Swap contracts	3,147	—		20,919	—	—
Currency transactions	—	—		—	127	29
Capital gain distributions received from affiliated issuers	—	—		—	60,533	16,270
	(8,753)	—	[2]	(136,848)	31,786	9,474

Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(3,365)	(59)		(99,107)	399	327
Affiliated issuers	—	—		—	(191,173)	(38,192)
Futures contracts	(79)	—		(3,785)	8,824	1,394
Forward currency contracts	—	—		—	—	—
Swap contracts	(1,585)	—		(7,297)	—	—
Currency translations	—	—		—	—	—
	(5,029)	(59)		(110,189)	(181,950)	(36,471)
Net realized gain (loss) and unrealized depreciation	(13,782)	(59)		(247,037)	(150,164)	(26,997)
Net (decrease) increase in net assets resulting from operations	$(12,070)	$4,887		$(201,828)	$(149,126)	$(25,112)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

284	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$158	$1,054	$1,230
Affiliated issuers	7,293	37,268	46,591
	7,451	38,322	47,821
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,451	38,322	47,821
Fees and expenses[1]:
Investment advisory services	499	3,399	3,572
Distribution services	824	720	5,935
Insurance administrative services	830	5,665	5,953
Transfer agent services	— [2]	— [2]	— [2]
Administrative services	—	—	—
Accounting and administrative services	53	96	98
Reports to shareholders	2	5	6
Registration statement and prospectus	3	10	13
Trustees’ compensation	— [2]	2	3
Auditing and legal	16	18	19
Custodian	7	7	6
Other	— [2]	1	1
Total fees and expenses before waivers/reimbursement	2,234	9,923	15,606
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	166	1,135	1,192
Miscellaneous fee reimbursement	—	—	—
Total waivers/reimbursement of fees and expenses	166	1,135	1,192
Total fees and expenses after waivers/reimbursement	2,068	8,788	14,414
Net investment income	5,383	29,534	33,407
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(3,288)	(38,643)	(5,894)
Affiliated issuers	32,672	156,797	55,156
Futures contracts	(4,543)	(51,822)	(47,767)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	43	322	259
Capital gain distributions received from affiliated issuers	61,850	179,634	231,217
	86,734	246,288	232,971
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	51	7,712	396
Affiliated issuers	(128,265)	(743,318)	(666,676)
Futures contracts	2,705	17,339	13,823
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	(125,509)	(718,267)	(652,457)
Net realized gain (loss) and unrealized depreciation	(38,775)	(471,979)	(419,486)
Net (decrease) increase in net assets resulting from operations	$(33,392)	$(442,445)	$(386,079)

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

American Funds Insurance Series	285

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$63,824	$36,408	$1,656	$(11,335)	$165,240	$87,664
Net realized gain (loss)	553,121	846,935	25,952	1,098,836	1,854,075	5,061,178
Net unrealized (depreciation) appreciation	(2,976,944)	485,952	(1,292,504)	(710,657)	(15,238,596)	3,147,345
Net (decrease) increase in net assets resulting from operations	(2,359,999)	1,369,295	(1,264,896)	376,844	(13,219,281)	8,296,187

Distributions paid to shareholders	(892,563)	(486,343)	(1,091,116)	(123,155)	(5,140,514)	(5,437,958)

Net capital share transactions	597,636	466,658	721,994	(989,509)	3,850,397	3,623,473

Total (decrease) increase in net assets	(2,654,926)	1,349,610	(1,634,018)	(735,820)	(14,509,398)	6,481,702

Net assets:
Beginning of year	9,590,580	8,240,970	4,576,921	5,312,741	45,405,746	38,924,044
End of year	$6,935,654	$9,590,580	$2,942,903	$4,576,921	$30,896,348	$45,405,746

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$132,306	$147,317	$44,512	$32,010	$197,559	$173,016
Net realized gain (loss)	(377,954)	1,273,483	(3,390)	318,018	73,811	2,286,033
Net unrealized (depreciation) appreciation	(1,582,846)	(1,501,184)	(970,379)	(136,128)	(1,207,065)	81,431
Net (decrease) increase in net assets resulting from operations	(1,828,494)	(80,384)	(929,257)	213,900	(935,695)	2,540,480

Distributions paid to shareholders	(1,146,487)	(249,096)	(357,382)	(185,700)	(2,416,808)	(166,149)

Net capital share transactions	265,209	(832,025)	(77,021)	176,091	1,331,066	(488,260)

Total (decrease) increase in net assets	(2,709,772)	(1,161,505)	(1,363,660)	204,291	(2,021,437)	1,886,071

Net assets:
Beginning of year	9,429,353	10,590,858	4,447,444	4,243,153	11,465,137	9,579,066
End of year	$6,719,581	$9,429,353	$3,083,784	$4,447,444	$9,443,700	$11,465,137

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

286	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$40,174	$44,268	$505,414	$480,125	$9,759	$34,510
Net realized gain (loss)	(82,728)	410,057	1,820,825	3,512,628	(25,298)	357,845
Net unrealized (depreciation) appreciation	(336,781)	(139,980)	(9,143,503)	4,888,658	(40,719)	(342,815)
Net (decrease) increase in net assets resulting from operations	(379,335)	314,345	(6,817,264)	8,881,411	(56,258)	49,540

Distributions paid to shareholders	(454,298)	(90,172)	(3,956,410)	(915,114)	(154,047)	(14,532)

Net capital share transactions	175,376	(14,968)	804,156	(3,505,347)	132,760	(1,112,349)

Total (decrease) increase in net assets	(658,257)	209,205	(9,969,518)	4,460,950	(77,545)	(1,077,341)

Net assets:
Beginning of year	2,383,655	2,174,450	42,952,485	38,491,535	378,542	1,455,883
End of year	$1,725,398	$2,383,655	$32,982,967	$42,952,485	$300,997	$378,542

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund*
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$34,471	$32,730	$529,656	$496,078	$6,810	$4,583
Net realized gain (loss)	(7,752)	44,998	911,950	2,982,523	40,249	24,122
Net unrealized (depreciation) appreciation	(109,594)	81,302	(5,491,758)	990,457	(113,780)	17,602
Net (decrease) increase in net assets resulting from operations	(82,875)	159,030	(4,050,152)	4,469,058	(66,721)	46,307

Distributions paid to shareholders	(31,988)	(29,764)	(3,253,724)	(1,541,316)	(2,232)	(29,247)

Net capital share transactions	109,402	(81,691)	1,398,530	(1,879,473)	(30,663)	(4,816)

Total (decrease) increase in net assets	(5,461)	47,575	(5,905,346)	1,048,269	(99,616)	12,244

Net assets:
Beginning of year	1,144,527	1,096,952	30,705,920	29,657,651	467,376	455,132
End of year	$1,139,066	$1,144,527	$24,800,574	$30,705,920	$367,760	$467,376

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	287

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$331,906	$215,953	$37,525	$42,586	$51,837	$47,176
Net realized gain (loss)	(826,910)	129,232	(191,130)	16,012	(26,443)	7,485
Net unrealized (depreciation) appreciation	(1,048,389)	(353,151)	(188,581)	(168,792)	(118,693)	21,386
Net (decrease) increase in net assets resulting from operations	(1,543,393)	(7,966)	(342,186)	(110,194)	(93,299)	76,047

Distributions paid to shareholders	(462,954)	(687,442)	(30,830)	(91,748)	(67,772)	(43,416)

Net capital share transactions	(959,150)	2,474,568	(230,098)	(51,795)	(59,810)	152,225

Total (decrease) increase in net assets	(2,965,497)	1,779,160	(603,114)	(253,737)	(220,881)	184,856

Net assets:
Beginning of year	13,186,579	11,407,419	2,085,008	2,338,745	1,052,435	867,579
End of year	$10,221,082	$13,186,579	$1,481,894	$2,085,008	$831,554	$1,052,435

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,712	$1,555	$4,946	$(1,883)	$45,209	$26,482
Net realized gain (loss)	(8,753)	(90)	— †	— †	(136,848)	(5,219)
Net unrealized (depreciation) appreciation	(5,029)	(2,808)	(59)	(4)	(110,189)	(36,820)
Net (decrease) increase in net assets resulting from operations	(12,070)	(1,343)	4,887	(1,887)	(201,828)	(15,557)

Distributions paid to shareholders	(1,793)	(13,157)	(2,237)	—	(60,476)	(209,728)

Net capital share transactions	(231,492)	29,279	96,950	(41,201)	(402,273)	236,927

Total (decrease) increase in net assets	(245,355)	14,779	99,600	(43,088)	(664,577)	11,642

Net assets:
Beginning of year	334,398	319,619	332,661	375,749	2,165,299	2,153,657
End of year	$89,043	$334,398	$432,261	$332,661	$1,500,722	$2,165,299

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

288	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,038	$(392)	$1,885	$2,984	$5,383	$3,320
Net realized gain (loss)	31,786	93,312	9,474	654	86,734	15,848
Net unrealized (depreciation) appreciation	(181,950)	(21,491)	(36,471)	(10,287)	(125,509)	38,411
Net (decrease) increase in net assets resulting from operations	(149,126)	71,429	(25,112)	(6,649)	(33,392)	57,579

Distributions paid to shareholders	(90,246)	(27,384)	(4,275)	(931)	(14,671)	(6,019)

Net capital share transactions	97,021	(11,898)	(6,014)	(654)	(1,502)	(34,883)

Total (decrease) increase in net assets	(142,351)	32,147	(35,401)	(8,234)	(49,565)	16,677

Net assets:
Beginning of year	596,593	564,446	161,335	169,569	373,037	356,360
End of year	$454,242	$596,593	$125,934	$161,335	$323,472	$373,037

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$29,534	$23,938	$33,407	$29,121
Net realized gain (loss)	246,288	49,377	232,971	133,738
Net unrealized (depreciation) appreciation	(718,267)	292,194	(652,457)	169,648
Net (decrease) increase in net assets resulting from operations	(442,445)	365,509	(386,079)	332,507

Distributions paid to shareholders	(99,803)	(68,168)	(138,964)	(38,227)

Net capital share transactions	(23,880)	(64,385)	(104,505)	(254,031)

Total (decrease) increase in net assets	(566,128)	232,956	(629,548)	40,249

Net assets:
Beginning of year	2,667,572	2,434,616	2,819,020	2,778,771
End of year	$2,101,444	$2,667,572	$2,189,472	$2,819,020

*	Formerly Global Balanced Fund.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	289

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds ("the funds"), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund (formerly Global Balanced Fund) — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

290	American Funds Insurance Series

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	291

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

292	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2022 (dollars in thousands):

American Funds Insurance Series	293

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$923,708	$643,291	$—		$1,566,999
Health care	1,027,635	489,438	—		1,517,073
Consumer discretionary	493,333	473,688	—		967,021
Financials	213,109	405,801	—	*	618,910
Consumer staples	308,045	286,104	—		594,149
Industrials	203,723	319,481	—		523,204
Energy	163,263	172,648	—	*	335,911
Materials	200,063	25,242	—		225,305
Communication services	146,303	39,149	—		185,452
Real estate	—	12,072	—		12,072
Utilities	7,666	—	—		7,666
Preferred securities	—	115,128	—		115,128
Short-term securities	164,535	114,615	—		279,150
Total	$3,851,383	$3,096,657	$—	*	$6,948,040

* Amount less than one thousand.

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$145,496	$462,740	$—		$608,236
Information technology	278,192	271,360	842		550,394
Consumer discretionary	319,599	207,610	—		527,209
Health care	368,441	133,632	—		502,073
Financials	82,339	175,020	—		257,359
Materials	8,263	96,602	—		104,865
Real estate	35,375	39,017	—		74,392
Energy	13,782	16,503	25,418		55,703
Communication services	25,084	27,091	—		52,175
Utilities	10,353	37,278	—		47,631
Consumer staples	18,150	27,079	—		45,229
Preferred securities	7,126	—	18,452		25,578
Rights & warrants	—	10,007	—		10,007
Short-term securities	148,662	—	—		148,662
Total	$1,460,862	$1,503,939	$44,712		$3,009,513

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3*	Purchases	Sales	Net realized gain	Unrealized depreciation†	Transfers out of Level 3*	Ending value at 12/31/2022
Investment securities	$44,963	$—	$—	$—	$—	$(251)	$—	$44,712

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(251)

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

294	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Common stocks	$26,260	Market comparable companies	Price/Cash flow multiple	5.7x	5.7x	Increase
			EV/Sales multiple	6.2x	6.2x	Increase
			DLOM	16%	16%	Decrease
			Discount for lack of certainty	10%	10%	Decrease
			Risk discount	25%	25%	Decrease
Preferred securities	18,452	Transaction price	N/A	N/A	N/A	N/A
		Market comparable companies	EV/Sales multiple	6.2x - 12.9x	11.0x	Increase
			Risk discount	25%	25%	Decrease
			Net adjustment (decrease) based on movement of market comparables	44%	44%	Decrease
			DLOM	10%	10%	Decrease
Total	$44,712

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,461,425	$723,030	$4,704	$6,189,159
Health care	5,188,144	115,484	45,222	5,348,850
Consumer discretionary	4,793,527	439,744	—	5,233,271
Communication services	3,950,043	25,714	—	3,975,757
Industrials	3,112,991	255,410	—	3,368,401
Energy	1,737,621	91,688	—	1,829,309
Financials	1,796,618	—	—	1,796,618
Materials	973,571	—	—	973,571
Consumer staples	596,091	109,850	—	705,941
Utilities	243,420	—	—	243,420
Real estate	33,920	—	—	33,920
Preferred securities	—	21,366	36,770	58,136
Convertible stocks	7,202	—	—	7,202
Convertible bonds & notes	—	—	7,146	7,146
Bonds, notes & other debt instruments	—	15,245	—	15,245
Short-term securities	1,192,835	—	—	1,192,835
Total	$29,087,408	$1,797,531	$93,842	$30,978,781

American Funds Insurance Series	295

International Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$64,860	$1,053,264	$—		$1,118,124
Information technology	296,778	622,282	4,282		923,342
Health care	29,009	812,708	—		841,717
Materials	397,065	317,708	—		714,773
Energy	172,457	531,541	—		703,998
Consumer discretionary	135,708	472,880	—		608,588
Financials	78,042	530,056	—		608,098
Communication services	185,096	231,351	—	*	416,447
Consumer staples	—	289,938	—		289,938
Utilities	—	119,038	—		119,038
Real estate	—	39,066	—		39,066
Preferred securities	24,464	28,174	392		53,030
Rights & warrants	—	8,446	—		8,446
Short-term securities	307,469	—	—		307,469
Total	$1,690,948	$5,056,452	$4,674		$6,752,074

* Amount less than one thousand.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$263,065	$173,417	$342		$436,824
Financials	67,929	361,956	—	*	429,885
Health care	188,331	216,848	—		405,179
Industrials	108,081	225,883	—		333,964
Consumer discretionary	105,950	224,085	—	*	330,035
Materials	162,789	82,689	—	*	245,478
Consumer staples	60,987	131,035	—	*	192,022
Communication services	81,746	76,207	—	*	157,953
Energy	47,738	105,152	—	*	152,890
Utilities	14,233	39,215	—		53,448
Real estate	12,965	36,156	—		49,121
Preferred securities	14,795	8,412	9,132		32,339
Rights & warrants	31	172	—		203
Bonds, notes & other debt instruments	—	100,586	—		100,586
Short-term securities	167,623	—	—		167,623
Total	$1,296,263	$1,781,813	$9,474		$3,087,550

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$159	$—	$—	$159
Unrealized appreciation on open forward currency contracts	—	— *	—	— *
Unrealized appreciation on centrally cleared credit default swaps	—	2	—	2
Liabilities:
Unrealized depreciation on futures contracts	(66)	—	—	(66)
Unrealized depreciation on open forward currency contracts	—	(50)	—	(50)
Total	$93	$(48)	$—	$45

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and credit default swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 1.

296	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$164,931	$106,647	$—		$271,578
Health care	186,991	74,725	—		261,716
Financials	110,259	113,094	—	*	223,353
Industrials	103,918	113,308	—		217,226
Consumer discretionary	81,430	73,857	—		155,287
Consumer staples	63,755	66,879	—		130,634
Materials	69,657	51,505	—		121,162
Energy	73,762	34,823	—	*	108,585
Communication services	53,364	32,366	—	*	85,730
Utilities	25,266	24,999	—		50,265
Real estate	12,033	5,443	—		17,476
Preferred securities	263	2,512	—		2,775
Convertible bonds & notes	—	940	—		940
Bonds, notes & other debt instruments	—	6,016	—		6,016
Short-term securities	6,525	69,828	—		76,353
Total	$952,154	$776,942	$—	*	$1,729,096

* Amount less than one thousand.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$6,365,641	$293,106	$—		$6,658,747
Industrials	4,414,100	259,779	—		4,673,879
Health care	3,850,991	534,723	—		4,385,714
Financials	2,896,787	—	—		2,896,787
Consumer discretionary	2,446,056	132,438	—		2,578,494
Communication services	2,480,083	—	—		2,480,083
Consumer staples	1,457,094	454,816	—		1,911,910
Energy	1,578,057	—	—		1,578,057
Utilities	1,262,331	69,549	—		1,331,880
Materials	1,068,166	—	—		1,068,166
Real estate	608,248	—	—		608,248
Convertible stocks	274,424	—	—		274,424
Bonds, notes & other debt instruments	—	5,916	—		5,916
Short-term securities	2,789,014	—	—		2,789,014
Total	$31,490,992	$1,750,327	$—		$33,241,319

American Funds Insurance Series	297

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$6,118	$43,633	$—	*	$49,751
Industrials	4,511	31,485	—		35,996
Consumer discretionary	2,509	32,958	—		35,467
Consumer staples	7,470	27,016	—		34,486
Information technology	1,668	30,886	—		32,554
Health care	1,316	29,812	—		31,128
Energy	8,708	14,672	—	*	23,380
Materials	9,657	7,677	—	*	17,334
Communication services	1,895	15,137	—	*	17,032
Utilities	1,142	8,106	—		9,248
Real estate	—	4,820	—		4,820
Preferred securities	1,207	693	—		1,900
Short-term securities	6,358	—	—		6,358
Total	$52,559	$246,895	$—	*	$299,454

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5	$—		$5

*	Amount less than one thousand.
†	Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$85,911	$70,932	$ —	*	$156,843
Consumer staples	64,498	50,174	—		114,672
Health care	85,845	22,042	—		107,887
Industrials	47,860	35,750	—		83,610
Information technology	64,487	14,336	—		78,823
Utilities	39,280	31,786	—		71,066
Energy	52,011	16,387	—	*	68,398
Real estate	56,684	11,518	—		68,202
Materials	20,977	12,204	—		33,181
Consumer discretionary	16,058	16,961	—		33,019
Communication services	17,155	15,258	—		32,413
Preferred securities	—	545	—		545
Rights & warrants	6	—	—		6
Convertible stocks	5,019	—	—		5,019
Investment funds	28,059	—	—		28,059
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	107,548	—		107,548
Mortgage-backed obligations	—	69,718	89		69,807
Corporate bonds, notes & loans	—	19,621	—		19,621
Asset-backed obligations	—	9,532	—		9,532
Bonds & notes of governments & government agencies outside the U.S.	—	743	—		743
Municipals	—	228	—		228
Short-term securities	83,850	—	—		83,850
Total	$667,700	$505,283	$89		$1,173,072

Refer to the end of the tables for footnotes.

298	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$60	$—	$—	$60
Unrealized appreciation on centrally cleared interest rate swaps	—	1,900	—	1,900
Liabilities:
Unrealized depreciation on futures contracts	(139)	—	—	(139)
Unrealized depreciation on centrally cleared interest rate swaps	—	(380)	—	(380)
Unrealized depreciation on centrally cleared credit default swaps	—	(47)	—	(47)
Total	$(79)	$1,473	$—	$1,394

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Health care	$3,207,943	$95,928	$19,703		$3,323,574
Consumer discretionary	2,162,881	216,574	—		2,379,455
Financials	2,206,657	75,213	1,899		2,283,769
Information technology	2,171,644	29,717	—		2,201,361
Consumer staples	1,318,784	316,097	—		1,634,881
Industrials	1,531,415	12,088	—		1,543,503
Communication services	1,171,249	—	—		1,171,249
Energy	1,020,328	—	550		1,020,878
Materials	856,654	—	—		856,654
Real estate	236,814	—	—		236,814
Utilities	158,713	—	—		158,713
Preferred securities	—	—	189		189
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	63,388		63,388
Investment funds	1,367,122	—	—		1,367,122
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	1,878,858	—		1,878,858
U.S. Treasury bonds & notes	—	1,617,110	—		1,617,110
Corporate bonds, notes & loans	—	1,385,625	10,517		1,396,142
Asset-backed obligations	—	411,624	5,689		417,313
Bonds & notes of governments & government agencies outside the U.S.	—	40,766	—		40,766
Municipals	—	35,724	—		35,724
Short-term securities	1,690,923	—	—		1,690,923
Total	$19,101,127	$6,115,324	$101,935		$25,318,386

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,319	$—	$—	$2,319
Liabilities:
Unrealized depreciation on futures contracts	(3,485)	—	—	(3,485)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,623)	—	(1,623)
Total	$(1,166)	$(1,623)	$—	$(2,789)

*	Amount less than one thousand.
†	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	299

American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$16,259	$22,868	$—	$39,127
Industrials	19,116	11,649	—	30,765
Health care	18,540	10,087	—	28,627
Information technology	21,174	2,609	—	23,783
Consumer staples	4,299	15,340	—	19,639
Utilities	9,788	7,879	—	17,667
Materials	6,808	9,121	—	15,929
Energy	10,010	4,766	—	14,776
Communication services	8,684	2,866	—	11,550
Consumer discretionary	4,150	4,214	—	8,364
Real estate	2,591	2,616	—	5,207
Preferred securities	911	558	—	1,469
Convertible stocks	1,235	—	—	1,235
Investment funds	5,532	—	—	5,532
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	48,706	77	48,783
U.S. Treasury bonds & notes	—	44,273	—	44,273
Corporate bonds, notes & loans	—	20,755	—	20,755
Mortgage-backed obligations	—	9,498	—	9,498
Asset-backed obligations	—	2,304	—	2,304
Municipals	—	129	—	129
Short-term securities	3,928	12,021	—	15,949
Total	$133,025	$232,259	$77	$365,361

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$58	$—	$—	$58
Unrealized appreciation on open forward currency contracts	—	686	—	686
Unrealized appreciation on centrally cleared interest rate swaps	—	8	—	8
Unrealized appreciation on centrally cleared credit default swaps	—	7	—	7
Liabilities:
Unrealized depreciation on futures contracts	(431)	—	—	(431)
Unrealized depreciation on open forward currency contracts	—	(150)	—	(150)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,017)	—	(1,017)
Total	$(373)	$(466)	$—	$(839)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,535,583	$—	$3,535,583
U.S. Treasury bonds & notes	—	2,803,177	—	2,803,177
Mortgage-backed obligations	—	2,637,080	1,486	2,638,566
Asset-backed obligations	—	452,311	9,397	461,708
Municipals	—	165,594	—	165,594
Bonds & notes of governments & government agencies
outside the U.S.	—	131,985	—	131,985
Federal agency bonds & notes	—	11,160	—	11,160
Short-term securities	1,425,720	—	—	1,425,720
Total	$1,425,720	$9,736,890	$10,883	$11,173,493

300	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,241	$—	$—	$6,241
Unrealized appreciation on open forward currency contracts	—	3,821	—	3,821
Unrealized appreciation on centrally cleared interest rate swaps	—	15,705	—	15,705
Liabilities:
Unrealized depreciation on futures contracts	(13,194)	—	—	(13,194)
Unrealized depreciation on open forward currency contracts	—	(174)	—	(174)
Unrealized depreciation on centrally cleared interest rate swaps	—	(6,629)	—	(6,629)
Unrealized depreciation on centrally cleared credit default swaps	—	(7,009)	—	(7,009)
Total	$(6,953)	$5,714	$—	$(1,239)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$293,295	$—	$293,295
Japanese yen	—	111,151	—	111,151
British pounds	—	61,782	—	61,782
Chinese yuan renminbi	—	42,096	—	42,096
Canadian dollars	—	34,184	—	34,184
Mexican pesos	—	31,627	—	31,627
Australian dollars	—	24,212	—	24,212
Danish kroner	—	23,962	—	23,962
South Korean won	—	7,729	—	7,729
Colombian pesos	—	7,144	—	7,144
Chilean pesos	—	6,074	—	6,074
Indonesian rupiah	—	5,454	—	5,454
Russian rubles	—	1,371	1,984	3,355
Brazilian reais	—	3,129	—	3,129
South African rand	—	3,001	—	3,001
Dominican pesos	—	2,271	—	2,271
Malaysian ringgits	—	2,222	—	2,222
Ukrainian hryvnia	—	—	1,592	1,592
Indian rupees	—	1,102	—	1,102
Romanian leu	—	1,038	—	1,038
Polish zloty	—	879	—	879
Norwegian kroner	—	619	—	619
U.S. dollars	—	669,670	289	669,959
Investment funds	48,676	—	—	48,676
Preferred securities	—	—	20	20
Common stocks	—	—	134	134
Short-term securities	167	100,470	—	100,637
Total	$48,843	$1,434,482	$4,019	$1,487,344

American Funds Insurance Series	301

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$672	$—	$—	$672
Unrealized appreciation on open forward currency contracts	—	7,008	—	7,008
Unrealized appreciation on centrally cleared credit default swaps	—	486	—	486
Liabilities:
Unrealized depreciation on futures contracts	(4,659)	—	—	(4,659)
Unrealized depreciation on open forward currency contracts	—	(2,455)	—	(2,455)
Unrealized depreciation on centrally cleared interest rate swaps	—	(10,966)	—	(10,966)
Unrealized depreciation on centrally cleared credit default swaps	—	(19)	—	(19)
Total	$(3,987)	$(5,946)	$—	$(9,933)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$731,844	$4,198	$736,042
Mortgage-backed obligations	—	—	630	630
Convertible bonds & notes	—	399	79	478
Convertible stocks	483	472	—	955
Common stocks	8,540	1,520	26,932	36,992
Preferred securities	—	—	2,629	2,629
Rights & warrants	—	826	12	838
Short-term securities	38,565	—	—	38,565
Total	$47,588	$735,061	$34,480	$817,129

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$10	$—	$—	$10
Liabilities:
Unrealized depreciation on futures contracts	(98)	—	—	(98)
Unrealized depreciation on centrally cleared credit default swaps	—	(154)	—	(154)
Total	$(88)	$(154)	$—	$(242)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2022
Investment securities	$40,411	$3,989	$4,058	$(11,715)	$883	$(3,084)	$(62)	$34,480

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(1,467)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

302	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$4,828	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A

		Yield analysis	Yield	15.7% - 16.0%	15.8%	Decrease
			Transaction price	N/A	N/A	N/A
		Transaction	Net adjustment (decrease) based on movement of market comparables
				10%	10%
Convertible bonds & notes	79	Transaction	Transaction price	N/A	N/A	N/A
Common stocks	26,932	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
			Net adjustment (decrease) based on movement of market comparables
				20%	20%	Decrease

			EV/EBITDA multiple	3.7x	3.7x	Increase
		Market comparable companies	EV/EBITDA less CapEx multiple	10.2x	10.2x	Increase
			DLOM	17%	17%	Decrease
		Transaction	Transaction price	N/A	N/A	N/A
			Discount for lack of certainty	5%	5%	Decrease
		Indicative market quotation	Broker quote	N/A	N/A	N/A
Preferred securities	2,629	Indicative market quotation	Broker quote	N/A	N/A	N/A
		Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
			DLOM	30%	30%	Decrease
Rights & warrants	12	Indicative market quotation	Broker quote	N/A	N/A	N/A
Total	$34,480

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series	303

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$71,406	$—	$71,406
U.S. Treasury bonds & notes	—	10,720	—	10,720
Asset-backed obligations	—	2,388	—	2,388
Short-term securities	—	22,857	—	22,857
Total	$—	$107,371	$—	$107,371

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$49	$—	$—	$49
Unrealized appreciation on centrally cleared interest rate swaps	—	790	—	790
Liabilities:
Unrealized depreciation on futures contracts	(124)	—	—	(124)
Total	$(75)	$790	$—	$715

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$723,593	$—	$723,593
U.S. Treasury bonds & notes	—	597,122	—	597,122
Federal agency bonds & notes	—	79,196	—	79,196
Short-term securities	—	318,094	—	318,094
Total	$—	$1,718,005	$—	$1,718,005

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$14,523	$—	$—	$14,523
Unrealized appreciation on centrally cleared interest rate swaps	—	30,519	—	30,519
Liabilities:
Unrealized depreciation on futures contracts	(17,699)	—	—	(17,699)
Unrealized depreciation on centrally cleared interest rate swaps	—	(21,723)	—	(21,723)
Total	$(3,176)	$8,796	$—	$5,620

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

304	American Funds Insurance Series

Managed Risk Growth-Income Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Funds Insurance Series	305

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

306	American Funds Insurance Series

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

American Funds Insurance Series	307

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

308	American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

American Funds Insurance Series	309

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
	Value of			Value of
	investment			investment
	securities		U.S. government	securities
Funds	on loan	Cash	securities	purchased
Global Small Capitalization Fund	$59,781	$58,725	$4,519	$52,853
Growth Fund	54,504	55,867	—	50,280
International Fund	1,530	1,607	—	1,446
New World Fund	311	327	—	295
Washington Mutual Investors Fund	12,432	12,908	—	11,618
Capital World Growth and Income Fund	6,155	6,480	—	5,832
Growth-Income Fund	240,456	248,693	—	223,824
International Growth and Income Fund	1,435	962	585	866
Capital Income Builder	6,251	6,553	—	5,898
Asset Allocation Fund	67,688	56,897	17,890	51,207

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

310	American Funds Insurance Series

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2022, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $5,000,000, $150,000 and $4,155,000, respectively, which would represent 0.02%, 0.01% and 0.50%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Capital World Bond Fund and American High-Income Trust of $12,000 and $572,000, respectively, is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities, and unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $9,000, $1,000 and $3,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Both are included in net unrealized (depreciation) appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

American Funds Insurance Series	311

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

312	American Funds Insurance Series

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options		Forward		Interest	Credit
	contracts	Futures	currency		rate	default
	purchased	contracts	contracts		swaps	swaps
New World Fund	Not applicable	$ 25,541	$ 4,534		Not applicable	$ 2,230
International Growth and Income Fund	Not applicable	Not applicable	785		Not applicable	Not applicable
Capital Income Builder	Not applicable	77,835	97	*	$ 24,014	5,645
Asset Allocation Fund	Not applicable	1,604,889	Not applicable		Not applicable	184,454
Global Balanced Fund	Not applicable	14,924	29,040		35,865	4,634
The Bond Fund of America	Not applicable	3,326,801	90,045		516,484	199,116
Capital World Bond Fund	Not applicable	297,755	449,743		384,936	92,966
American High-Income Trust	Not applicable	9,021	Not applicable		Not applicable	10,272
American Funds Mortgage Fund	Not applicable	31,977	Not applicable		4,025	Not applicable
U.S. Government Securities Fund	Not applicable	2,339,082	Not applicable		1,287,321	Not applicable
Managed Risk Growth Fund	$ 269,349	170,792	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	63,717	11,008	Not applicable		Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	242,721	39,716	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	2,353,130	267,681	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	418,987	290,562	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	313

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$159	Unrealized depreciation[1]	$66
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	— [2]	Unrealized depreciation on open forward currency contracts	50
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	2	Unrealized depreciation[1]	—
			$161		$116

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$100	Net unrealized appreciation on futures contracts	$129
Forward currency	Currency	Net realized gain on forward currency contracts	379	Net unrealized depreciation on forward currency contracts	(30)
Swap	Credit	Net realized loss on swap contracts	(2)	Net unrealized appreciation on swap contracts	2
			$477		$101

International Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(54)	Net unrealized appreciation on forward currency contracts	$5

Refer to the end of the tables for footnotes.

314	American Funds Insurance Series

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$60	Unrealized depreciation[1]	$139
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,900	Unrealized depreciation[1]	380
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$1,960		$566

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,468)	Net unrealized depreciation on futures contracts	$(311)
Forward currency	Currency	Net realized gain on forward currency contracts	7	Net unrealized depreciation on forward currency contracts	(2)
Swap	Interest	Net realized gain on swap contracts	1,864	Net unrealized appreciation on swap contracts	69
Swap	Credit	Net realized gain on swap contracts	45	Net unrealized depreciation on swap contracts	(33)
			$(5,552)		$(277)

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,319	Unrealized depreciation[1]	$3,485
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,623
			$2,319		$5,108

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$65,437	Net unrealized appreciation on futures contracts	$13,070
Swap	Credit	Net realized loss on swap contracts	(73)	Net unrealized depreciation on swap contracts	(1,575)
			$65,364		$11,495

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$58	Unrealized depreciation[1]	$431
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	686	Unrealized depreciation on open forward currency contracts	150
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	8	Unrealized depreciation[1]	1,017
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	—
			$759		$1,598

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$539	Net unrealized depreciation on futures contracts	$(454)
Forward currency	Currency	Net realized loss on forward currency contracts	(1,292)	Net unrealized appreciation on forward currency contracts	725
Swap	Interest	Net realized gain on swap contracts	94	Net unrealized depreciation on swap contracts	(772)
Swap	Credit	Net realized gain on swap contracts	48	Net unrealized appreciation on swap contracts	9
			$(611)		$(492)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$6,241	Unrealized depreciation[1]	$13,194
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,821	Unrealized depreciation on open forward currency contracts	174
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	15,705	Unrealized depreciation[1]	6,629
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	7,009
			$25,767		$27,006

Refer to the end of the tables for footnotes.

316	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(136,499)	Net unrealized depreciation on futures contracts	$(6,976)
Forward currency	Currency	Net realized gain on forward currency contracts	1,795	Net unrealized appreciation on forward currency contracts	4,002
Swap	Interest	Net realized gain on swap contracts	26,807	Net unrealized appreciation on swap contracts	20,061
Swap	Credit	Net realized gain on swap contracts	1,436	Net unrealized depreciation on swap contracts	(7,083)
			$(106,461)		$10,004

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$672	Unrealized depreciation[1]	$4,659
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	7,008	Unrealized depreciation on open forward currency contracts	2,455
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	10,966
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	486	Unrealized depreciation[1]	19
			$8,166		$18,099

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,447)	Net unrealized depreciation on futures contracts	$(3,811)
Forward currency	Currency	Net realized loss on forward currency contracts	(18,216)	Net unrealized appreciation on forward currency contracts	4,071
Swap	Interest	Net realized loss on swap contracts	(2,331)	Net unrealized depreciation on swap contracts	(7,110)
Swap	Credit	Net realized gain on swap contracts	1,535	Net unrealized appreciation on swap contracts	549
			$(26,459)		$(6,301)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$10	Unrealized depreciation[1]	$98
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	154
			$10		$252

Refer to the end of the tables for footnotes.

American Funds Insurance Series	317

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,533	Net unrealized appreciation on futures contracts	$123
Swap	Credit	Net realized loss on swap contracts	(82)	Net unrealized depreciation on swap contracts	(161)
			$1,451		$(38)

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$49	Unrealized depreciation[1]	$124
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	790	Unrealized depreciation[1]	—
			$839		$124

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(2,688)	Net unrealized depreciation on futures contracts	$(79)
Swap	Interest	Net realized gain on swap contracts	3,147	Net unrealized depreciation on swap contracts	(1,585)
			$459		$(1,664)

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$14,523	Unrealized depreciation[1]	$17,699
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	30,519	Unrealized depreciation[1]	21,723
			$45,042		$39,422

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(52,928)	Net unrealized depreciation on futures contracts	$(3,785)
Swap	Interest	Net realized gain on swap contracts	20,919	Net unrealized depreciation on swap contracts	(7,297)
			$(32,009)		$(11,082)

Refer to the end of the tables for footnotes.

318	American Funds Insurance Series

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$205	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	47	Unrealized depreciation[1]	61
Futures	Equity	Unrealized appreciation[1]	7,547	Unrealized depreciation[1]	1
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$7,799		$109

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,857)	Net unrealized appreciation on investments in unaffiliated issuers	$399
Futures	Currency	Net realized gain on futures contracts	463	Net unrealized appreciation on futures contracts	52
Futures	Equity	Net realized gain on futures contracts	12,863	Net unrealized appreciation on futures contracts	8,762
Futures	Interest	Net realized loss on futures contracts	(11,442)	Net unrealized appreciation on futures contracts	10
			$(1,973)		$9,223

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$169	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	—
Futures	Equity	Unrealized appreciation[1]	1,024	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	13
			$1,193		$13

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,108)	Net unrealized appreciation on investments in unaffiliated issuers	$327
Futures	Currency	Net realized gain on futures contracts	—	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized gain on futures contracts	6,799	Net unrealized appreciation on futures contracts	57
Futures	Interest	Net realized loss on futures contracts	(2,792)	Net unrealized appreciation on futures contracts	1,337
			$2,899		$1,721

Refer to the end of the tables for footnotes.

American Funds Insurance Series	319

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$274	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	68	Unrealized depreciation[1]	5
Futures	Equity	Unrealized appreciation[1]	2,625	Unrealized depreciation[1]	5
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	81
			$2,967		$91

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,288)	Net unrealized appreciation on investments in unaffiliated issuers	$51
Futures	Currency	Net realized gain on futures contracts	270	Net unrealized appreciation on futures contracts	68
Futures	Equity	Net realized gain on futures contracts	1,194	Net unrealized appreciation on futures contracts	2,690
Futures	Interest	Net realized loss on futures contracts	(6,007)	Net unrealized depreciation on futures contracts	(53)
			$(7,831)		$2,756

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$2,485	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	433	Unrealized depreciation[1]	74
Futures	Equity	Unrealized appreciation[1]	16,502	Unrealized depreciation[1]	33
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	177
			$19,420		$284

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(38,643)	Net unrealized appreciation on investments in unaffiliated issuers	$7,712
Futures	Currency	Net realized gain on futures contracts	1,635	Net unrealized appreciation on futures contracts	368
Futures	Equity	Net realized loss on futures contracts	(12,730)	Net unrealized appreciation on futures contracts	17,087
Futures	Interest	Net realized loss on futures contracts	(40,727)	Net unrealized depreciation on futures contracts	(116)
			$(90,465)		$25,051

Refer to the end of the tables for footnotes.

320	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$383	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	196	Unrealized depreciation[1]	47
Futures	Equity	Unrealized appreciation[1]	13,613	Unrealized depreciation[1]	18
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	162
			$14,192		$227

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(5,894)	Net unrealized appreciation on investments in unaffiliated issuers	$396
Futures	Currency	Net realized gain on futures contracts	1,468	Net unrealized appreciation on futures contracts	158
Futures	Equity	Net realized loss on futures contracts	(9,987)	Net unrealized appreciation on futures contracts	13,720
Futures	Interest	Net realized loss on futures contracts	(39,248)	Net unrealized depreciation on futures contracts	(55)
			$(53,661)		$14,219

[1]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

American Funds Insurance Series	321

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Barclays Bank PLC	$—	†	$—	$—	$—	$—	†
Liabilities:
Goldman Sachs	$26		$—	$—	$—	$26
JPMorgan Chase	24		—	—	—	24
Total	$50		$—	$—	$—	$50

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
UBS AG	$5	$—	$—	$—	$5

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$76	$(29)	$—	$(47)	$—
BNP Paribas	66	(47)	—	—	19
Citibank	113	(28)	—	—	85
Goldman Sachs	92	(8)	—	—	84
HSBC Bank	33	(8)	—	—	25
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	272	(1)	—	—	271
UBS AG	33	(23)	—	—	10
Total	$686	$(145)	$—	$(47)	$494
Liabilities:
Bank of America	$29	$(29)	$—	$—	$—
Bank of New York Mellon	2	—	—	—	2
BNP Paribas	47	(47)	—	—	—
Citibank	28	(28)	—	—	—
Goldman Sachs	8	(8)	—	—	—
HSBC Bank	8	(8)	—	—	—
JPMorgan Chase	3	—	—	—	3
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	1	(1)	—	—	—
UBS AG	23	(23)	—	—	—
Total	$150	$(145)	$—	$—	$5

Refer to the end of the tables for footnotes.

322	American Funds Insurance Series

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$63	$(59)	$—	$—	$4
HSBC Bank	106	(4)	—	—	102
Morgan Stanley	3,652	(16)	—	(2,380)	1,256
Total	$3,821	$(79)	$—	$(2,380)	$1,362
Liabilities:
Citibank	$59	$(59)	$—	$—	$—
HSBC Bank	4	(4)	—	—	—
JPMorgan Chase	95	—	—	—	95
Morgan Stanley	16	(16)	—	—	—
Total	$174	$(79)	$—	$—	$95

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$1,728	$(1,013)	$(59)	$—	$656
BNP Paribas	433	(433)	—	—	—
Citibank	105	—	—	—	105
Goldman Sachs	128	(92)	—	—	36
HSBC Bank	215	(123)	—	(92)	—
JPMorgan Chase	89	—	—	—	89
Morgan Stanley	76	(76)	—	—	—
Standard Chartered Bank	3,616	(8)	—	(2,190)	1,418
UBS AG	618	(478)	—	—	140
Total	$7,008	$(2,223)	$(59)	$(2,282)	$2,444
Liabilities:
Bank of America	$1,013	$(1,013)	$—	$—	$—
BNP Paribas	473	(433)	(40)	—	—
Goldman Sachs	92	(92)	—	—	—
HSBC Bank	123	(123)	—	—	—
Morgan Stanley	268	(76)	—	—	192
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	478	(478)	—	—	—
Total	$2,455	$(2,223)	$(40)	$—	$192

*	Collateral is shown on a settlement basis.
†	Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

American Funds Insurance Series	323

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$782	$700	$71
Global Small Capitalization Fund	264	1	3
Growth Fund	818	41	22
International Fund	5,544	1,191	920
New World Fund	358	110	14
Growth-Income Fund	3,119	674	292
International Growth and Income Fund	995	133	35
Capital Income Builder	103	—	—
Asset Allocation Fund	23	115	9

The reclaims and interest are included in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$18,515	$1,947	$58,974	$15,623	$8,333	$45,061
Undistributed long-term capital gains	549,285	39,017	1,978,732	—	—	89,689
Capital loss carryforward*	—	—	—	(374,845)	—	—
Gross unrealized appreciation on investments	2,375,954	670,857	11,042,046	1,336,912	734,224	2,118,125
Gross unrealized depreciation on investments	(532,719)	(341,080)	(2,302,474)	(696,377)	(227,842)	(434,198)
Net unrealized appreciation (depreciation) on investments	1,843,235	329,777	8,739,572	640,535	506,382	1,683,927
Cost of investments	5,104,805	2,679,736	22,239,209	6,111,539	2,581,084	7,749,839
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(2)	1	(1)	—	2,307	—

Refer to the end of the tables for footnote.

324	American Funds Insurance Series

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Undistributed ordinary income	$6,716	$117,578	$1,209	$10,957	$120,979	$2,667
Undistributed long-term capital gains	—	1,825,597	—	—	958,605	44,806
Capital loss carryforward*	(72,176)	—	(23,828)	(28,240)	—	—
Gross unrealized appreciation on investments	404,604	11,485,057	40,113	172,719	5,621,631	32,081
Gross unrealized depreciation on investments	(145,788)	(1,261,066)	(38,777)	(48,638)	(1,495,405)	(28,506)
Net unrealized appreciation (depreciation) on investments	258,816	10,223,991	1,336	124,081	4,126,226	3,575
Cost of investments	1,470,280	23,017,328	298,123	1,050,210	21,189,651	360,934
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	1	(2)	1	—	(5)

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$58,751	$—	$9,376	$529	$2,708	$8,185
Capital loss carryforward*	(907,300)	(133,685)	(298,537)	(9,549)	(1)	(177,836)
Gross unrealized appreciation on investments	59,386	15,710	31,393	1,496	27	52,241
Gross unrealized depreciation on investments	(845,293)	(205,368)	(114,413)	(3,313)	(84)	(124,942)
Net unrealized appreciation (depreciation) on investments	(785,907)	(189,658)	(83,020)	(1,817)	(57)	(72,701)
Cost of investments	11,952,694	1,666,306	899,803	109,898	423,636	1,796,326
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(18,935)	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$5,720	$1,966	$5,613	$29,224	$35,270
Undistributed long-term capital gains	105,958	8,883	41,991	263,419	248,376
Capital loss carryforward utilized	—	12,234	23,718	—	—
Gross unrealized appreciation on investments	1,057	229	981	10,979	1,506
Gross unrealized depreciation on investments	(130,250)	(34,019)	(46,563)	(168,097)	(129,608)
Net unrealized appreciation (depreciation) on investments	(129,193)	(33,790)	(45,582)	(157,118)	(128,102)
Cost of investments	569,814	156,568	362,881	2,216,048	2,296,114

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Insurance Series	325

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$39,498	$361,119	$400,617	$23,870	$193,074	$216,944
Class 1A	141	1,617	1,758	55	645	700
Class 2	32,689	386,947	419,636	15,210	221,402	236,612
Class 4	4,312	66,240	70,552	1,339	30,748	32,087
Total	$76,640	$815,923	$892,563	$40,474	$445,869	$486,343

Global Small Capitalization Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$47,544	$285,173	$332,717	$—	$55,655	$55,655
Class 1A	209	1,252	1,461	—	39	39
Class 2	94,748	568,298	663,046	—	60,246	60,246
Class 4	13,417	80,475	93,892	—	7,215	7,215
Total	$155,918	$935,198	$1,091,116	$—	$123,155	$123,155

Growth Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$319,915	$1,912,725	$2,232,640	$181,380	$2,073,422	$2,254,802
Class 1A	3,677	23,411	27,088	701	9,031	9,732
Class 2	311,929	2,152,577	2,464,506	167,439	2,610,409	2,777,848
Class 3	4,207	28,163	32,370	2,435	35,107	37,542
Class 4	43,665	340,245	383,910	17,483	340,551	358,034
Total	$683,393	$4,457,121	$5,140,514	$369,438	$5,068,520	$5,437,958

International Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$94,903	$448,918	$543,821	$131,730	$—	$131,730
Class 1A	281	1,398	1,679	281	—	281
Class 2	86,539	450,228	536,767	105,815	—	105,815
Class 3	431	2,195	2,626	545	—	545
Class 4	9,244	52,350	61,594	10,725	—	10,725
Total	$191,398	$955,089	$1,146,487	$249,096	$—	$249,096

326	American Funds Insurance Series

New World Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$60,201	$129,123	$189,324	$26,785	$78,257	$105,042
Class 1A	317	724	1,041	77	273	350
Class 2	26,575	61,661	88,236	9,450	36,498	45,948
Class 4	22,718	56,063	78,781	5,794	28,566	34,360
Total	$109,811	$247,571	$357,382	$42,106	$143,594	$185,700

Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$351,097	$1,068,126	$1,419,223	$104,666	$—	$104,666
Class 1A	3,359	10,665	14,024	2,211	—	2,211
Class 2	173,751	551,636	725,387	46,652	—	46,652
Class 4	61,406	196,768	258,174	12,620	—	12,620
Total	$589,613	$1,827,195	$2,416,808	$166,149	$—	$166,149

Capital World Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$32,166	$109,599	$141,765	$14,543	$16,997	$31,540
Class 1A	337	1,188	1,525	99	67	166
Class 2	57,060	205,827	262,887	20,948	29,988	50,936
Class 4	10,246	37,875	48,121	3,094	4,436	7,530
Total	$99,809	$354,489	$454,298	$38,684	$51,488	$90,172

Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$597,601	$1,754,172	$2,351,773	$328,564	$239,575	$568,139
Class 1A	784	2,464	3,248	308	185	493
Class 2	328,556	1,071,265	1,399,821	164,258	145,765	310,023
Class 3	3,597	11,428	15,025	1,864	1,578	3,442
Class 4	41,526	145,017	186,543	16,599	16,418	33,017
Total	$972,064	$2,984,346	$3,956,410	$511,593	$403,521	$915,114

International Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$397	$6,104	$6,501	$4,585	$—	$4,585
Class 1A	147	2,108	2,255	140	—	140
Class 2	4,951	81,276	86,227	6,218	—	6,218
Class 4	3,387	55,677	59,064	3,589	—	3,589
Total	$8,882	$145,165	$154,047	$14,532	$—	$14,532

American Funds Insurance Series	327

Capital Income Builder

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$17,636	$—	$17,636	$16,222	$—	$16,222
Class 1A	270	—	270	218	—	218
Class 2	354	—	354	315	—	315
Class 4	13,728	—	13,728	13,009	—	13,009
Total	$31,988	$—	$31,988	$29,764	$—	$29,764

Asset Allocation Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$476,426	$1,525,081	$2,001,507	$424,814	$579,353	$1,004,167
Class 1A	708	2,098	2,806	423	457	880
Class 2	124,332	440,697	565,029	108,045	154,751	262,796
Class 3	845	2,914	3,759	717	976	1,693
Class 4	142,374	538,249	680,623	107,752	164,028	271,780
Total	$744,685	$2,509,039	$3,253,724	$641,751	$899,565	$1,541,316

American Funds Global Balanced Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$72	$498	$570	$1,680	$6,058	$7,738
Class 1A	2	13	15	45	189	234
Class 2	123	850	973	2,431	10,638	13,069
Class 4	85	589	674	1,305	6,901	8,206
Total	$282	$1,950	$2,232	$5,461	$23,786	$29,247

The Bond Fund of America

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$235,158	$60,668	$295,826	$301,454	$133,858	$435,312
Class 1A	7,470	1,700	9,170	408	193	601
Class 2	98,333	27,763	126,096	138,464	69,578	208,042
Class 4	24,749	7,113	31,862	28,710	14,777	43,487
Total	$365,710	$97,244	$462,954	$469,036	$218,406	$687,442

Capital World Bond Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$2,151	$11,752	$13,903	$34,401	$10,279	$44,680
Class 1A	3	20	23	34	7	41
Class 2	2,087	13,752	15,839	33,715	10,855	44,570
Class 4	120	945	1,065	1,845	612	2,457
Total	$4,361	$26,469	$30,830	$69,995	$21,753	$91,748

328	American Funds Insurance Series

American High-Income Trust

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$18,444		$—	$18,444		$11,054	$—	$11,054
Class 1A	100		—	100		59	—	59
Class 2	42,707		—	42,707		28,636	—	28,636
Class 3	694		—	694		429	—	429
Class 4	5,827		—	5,827		3,238	—	3,238
Total	$67,772		$—	$67,772		$43,416	$—	$43,416

American Funds Mortgage Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$15		$—	$15		$6,294	$3,087	$9,381
Class 1A	37		—	37		39	18	57
Class 2	995		—	995		1,448	784	2,232
Class 4	746		—	746		936	551	1,487
Total	$1,793		$—	$1,793		$8,717	$4,440	$13,157

Ultra-Short Bond Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$348		$—	$348		$—	$—	$—
Class 1A	—	†	—	—	†	—	—	—
Class 2	1,570		—	1,570		—	—	—
Class 3	26		—	26		—	—	—
Class 4	293		—	293		—	—	—
Total	$2,237		$—	$2,237		$—	$—	$—

U.S. Government Securities Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$10,360		$—	$10,360		$30,987	$9,355	$40,342
Class 1A	153		—	153		389	129	518
Class 2	42,631		—	42,631		108,143	36,124	144,267
Class 3	292		—	292		714	234	948
Class 4	7,040		—	7,040		17,596	6,057	23,653
Total	$60,476		$—	$60,476		$157,829	$51,899	$209,728

Refer to the end of the tables for footnote.

American Funds Insurance Series	329

Managed Risk Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$162	$1,634	$1,796	$106	$409	$515
Class P2	6,629	81,821	88,450	3,159	23,710	26,869
Total	$6,791	$83,455	$90,246	$3,265	$24,119	$27,384

Managed Risk International Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$69	$—	$69	$14	$—	$14
Class P2	4,206	—	4,206	917	—	917
Total	$4,275	$—	$4,275	$931	$—	$931

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$127	$—	$127	$40	$—	$40
Class P2	14,544	—	14,544	5,979	—	5,979
Total	$14,671	$—	$14,671	$6,019	$—	$6,019

Managed Risk Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$43,232	$44,484	$87,716	$30,716	$29,380	$60,096
Class P2	5,626	6,461	12,087	3,713	4,359	8,072
Total	$48,858	$50,945	$99,803	$34,429	$33,739	$68,168

Managed Risk Asset Allocation Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$176	$254	$430	$114	$—	$114
Class P2	51,616	86,918	138,534	38,113	—	38,113
Total	$51,792	$87,172	$138,964	$38,227	$—	$38,227

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

330	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

The series’ board of trustees approved a revised investment advisory and services agreement effective May 1, 2022. The revised agreement provides investment advisory services fees based on revised annual rates and net asset levels for some of the funds. The following table discloses the annual rates and net asset levels before and after the revised contract became effective:

	Prior to May 1, 2022				Effective May 1, 2022
	Rates		Net asset levels (in billions)		Rates		Net asset levels (in billions)
Fund	Beginning with	Ending with	Up to	In excess of	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.445%	$.6	$8.0	.475%	.435%	$15.0	$15.0
Global Small Capitalization Fund	.800	.635	.6	5.0	.647	.615	15.0	15.0
Growth Fund	.500	.280	.6	34.0	.500	.275	.6	44.0
International Fund	.690	.430	.5	21.0	.478	.430	15.0	21.0
New World Fund	.850	.580	.5	4.0	.577	.510	15.0	15.0
Washington Mutual Investors Fund	.500	.350	.6	10.5	.374	.350	15.0	15.0
Capital World Growth and Income Fund	.690	.480	.6	3.0	.475	.435	15.0	15.0
Growth-Income Fund	.500	.219	.6	34.0	.500	.217	.6	44.0
International Growth and Income Fund	.690	.500	.5	1.5	.478	.450	15.0	15.0
Capital Income Builder	.500	.410	.6	1.0	.357	.330	15.0	15.0
Asset Allocation Fund	.500	.240	.6	21.0	.500	.236	.6	34.0
American Funds Global Balanced Fund	.660	.510	.5	1.0	.446	.420	15.0	15.0
The Bond Fund of America	.480	.320	.6	13.0	.352	.320	15.0	15.0
Capital World Bond Fund	.570	.450	1.0	3.0	.431	.360	15.0	15.0
American High-Income Trust	.500	.420	.6	2.0	.404	.386	15.0	15.0
American Funds Mortgage Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.257	.242	15.0	15.0
U.S. Government Securities Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2022, CRMC waived $1,000 in fees for Growth Fund in advance of the revised investment advisory and service agreement effective May 1, 2022. CRMC also waived a portion of its investment advisory services fees for the following funds based on the rates listed:

Fund	Waiver rates prior to May 1, 2022	Waiver rates effective May 1, 2022
Global Growth Fund	Not applicable	.11%
Global Small Capitalization Fund	Not applicable	.05
New World Fund	.18%	.07
Washington Mutual Investors Fund	.16	.11
Capital World Growth and Income Fund	.23	.14
International Growth and Income Fund	.14	.01
Capital Income Builder	.25	.14
American Funds Global Balanced Fund	Not applicable	.01
The Bond Fund of America	.19	.19
Capital World Bond Fund	.10	.10
American High-Income Trust	.19	.14
American Funds Mortgage Fund	.21	.12
U.S. Government Securities Fund	.16	.12
Managed Risk Growth Fund	.05	.05
Managed Risk International Fund	.05	.05
Managed Risk Washington Mutual Investors Fund	.05	.05
Managed Risk Growth-Income Fund	.05	.05
Managed Risk Asset Allocation Fund	.05	.05

American Funds Insurance Series	331

The waiver rates for each fund, except Growth Fund, will be in effect through at least May 1, 2023, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $58,051,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2022, before waiver	2022, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.485%	.415%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.668	.637
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.485	.485
New World Fund	.577	.510	15.0	15.0	.619	.509
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.378	.230
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.518	.364
Growth-Income Fund	.500	.217	.6	44.0	.254	.254
International Growth and Income Fund	.478	.450	15.0	15.0	.555	.460
Capital Income Builder	.357	.330	15.0	15.0	.395	.218
Asset Allocation Fund	.500	.236	.6	34.0	.265	.265
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.523	.517
The Bond Fund of America	.352	.320	15.0	15.0	.354	.164
Capital World Bond Fund	.431	.360	15.0	15.0	.471	.433
American High-Income Trust	.404	.386	15.0	15.0	.433	.275
American Funds Mortgage Fund	.295	.280	15.0	15.0	.346	.189
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.275	.275
U.S. Government Securities Fund	.295	.280	15.0	15.0	.319	.184
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

332	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,002
Class 1A	$—	$37	4
Class 2	8,754	Not applicable	1,050
Class 4	1,500	1,500	180
Total class-specific expenses	$10,254	$1,537	$2,236

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$308
Class 1A	$—	$11	1
Class 2	4,837	Not applicable	581
Class 4	688	688	83
Total class-specific expenses	$5,525	$699	$973

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,542
Class 1A	$—	$407	49
Class 2	41,888	Not applicable	5,026
Class 3	403	Not applicable	67
Class 4	6,532	6,532	784
Total class-specific expenses	$48,823	$6,939	$10,468

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,036
Class 1A	$—	$26	3
Class 2	8,573	Not applicable	1,029
Class 3	30	Not applicable	5
Class 4	982	982	118
Total class-specific expenses	$9,585	$1,008	$2,191

American Funds Insurance Series	333

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$535
Class 1A	$—	$25	3
Class 2	2,101	Not applicable	252
Class 4	1,898	1,898	228
Total class-specific expenses	$3,999	$1,923	$1,018

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,738
Class 1A	$—	$243	29
Class 2	7,376	Not applicable	885
Class 4	2,639	2,639	317
Total class-specific expenses	$10,015	$2,882	$2,969

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$175
Class 1A	$—	$15	2
Class 2	2,689	Not applicable	323
Class 4	483	484	58
Total class-specific expenses	$3,172	$499	$558

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,289
Class 1A	$—	$73	9
Class 2	31,403	Not applicable	3,768
Class 3	245	Not applicable	41
Class 4	4,213	4,213	505
Total class-specific expenses	$35,861	$4,286	$10,612

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$12	2
Class 2	432	Not applicable	52
Class 4	294	294	35
Total class-specific expenses	$726	$306	$93

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$170
Class 1A	$—	$24	3
Class 2	31	Not applicable	4
Class 4	1,337	1,338	160
Total class-specific expenses	$1,368	$1,362	$337

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,850
Class 1A	$—	$62	8
Class 2	11,503	Not applicable	1,380
Class 3	55	Not applicable	9
Class 4	14,002	14,002	1,680
Total class-specific expenses	$25,560	$14,064	$7,927

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$31
Class 1A	$—	$7	1
Class 2	428	Not applicable	51
Class 4	293	293	35
Total class-specific expenses	$721	$300	$118

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,100
Class 1A	$—	$354	43
Class 2	7,903	Not applicable	948
Class 4	2,027	2,027	243
Total class-specific expenses	$9,930	$2,381	$3,334

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$222
Class 1A	$—	$4	—	*
Class 2	2,109	Not applicable	253
Class 4	142	142	17
Total class-specific expenses	$2,251	$146	$492

Refer to the end of the tables for footnote.

334	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$71
Class 1A	$—	$3	—	*
Class 2	1,440	Not applicable	173
Class 3	16	Not applicable	3
Class 4	200	200	24
Total class-specific expenses	$1,656	$203	$271

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3
Class 1A	$—	$4	1
Class 2	127	Not applicable	15
Class 4	101	101	12
Total class-specific expenses	$228	$105	$31

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$14
Class 1A	$—	$—	—	*
Class 2	707	Not applicable	85
Class 3	9	Not applicable	1
Class 4	173	173	21
Total class-specific expenses	$889	$173	$121

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$81
Class 1A	$—	$10	1
Class 2	2,967	Not applicable	356
Class 3	15	Not applicable	3
Class 4	512	512	62
Total class-specific expenses	$3,494	$522	$503

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$25
Class P2	$1,219	1,219
Total class-specific expenses	$1,219	$1,244

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$342	342
Total class-specific expenses	$342	$346

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$6
Class P2	$824	824
Total class-specific expenses	$824	$830

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,945
Class P2	$720	720
Total class-specific expenses	$720	$5,665

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$18
Class P2	$5,935	5,935
Total class-specific expenses	$5,935	$5,953

*	Amount less than one thousand.

American Funds Insurance Series	335

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2022, total fees and expenses reimbursed by CRMC were $32,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Decrease in value of deferred amounts	Total trustees’ compensation
Global Growth Fund	$21		$(11)	$10
Global Small Capitalization Fund	10		(5)	5
Growth Fund	99		(54)	45
International Fund	21		(11)	10
New World Fund	10		(5)	5
Washington Mutual Investors Fund	27		(16)	11
Capital World Growth and Income Fund	5		(3)	2
Growth-Income Fund	98		(56)	42
International Growth and Income Fund	1		— *	1
Capital Income Builder	3		(2)	1
Asset Allocation Fund	73		(43)	30
American Funds Global Balanced Fund	1		(1)	—	*
The Bond Fund of America	31		(19)	12
Capital World Bond Fund	5		(3)	2
American High-Income Trust	3		(1)	2
American Funds Mortgage Fund	—	*	— *	—	*
Ultra-Short Bond Fund	1		(1)	—	*
U.S. Government Securities Fund	5		(3)	2
Managed Risk Growth Fund	2		(1)	1
Managed Risk International Fund	—	*	— *	—	*
Managed Risk Washington Mutual Investors Fund	1		(1)	—	*
Managed Risk Growth-Income Fund	6		(4)	2
Managed Risk Asset Allocation Fund	7		(4)	3

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

336	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized loss or gain from such sales, if any, as of December 31, 2022 (dollars in thousands):

Fund	Purchases	Sales	Net realized (loss) gain
Global Growth Fund	$49,680	$71,818	$(20,300)
Global Small Capitalization Fund	57,920	34,601	1,035
Growth Fund	261,401	361,390	36,542
International Fund	104,003	132,023	(15,330)
New World Fund	32,986	51,119	1,384
Washington Mutual Investors Fund	78,899	86,050	(13,933)
Capital World Growth and Income Fund	29,485	42,194	(1,316)
Growth-Income Fund	260,856	367,634	60,804
International Growth and Income Fund	3,035	3,711	(301)
Capital Income Builder	11,219	9,127	1,159
Asset Allocation Fund	217,739	147,808	(22,154)
American Funds Global Balanced Fund	2,864	3,686	(19)
The Bond Fund of America	1,289	6,983	(541)
Capital World Bond Fund	58	14,120	(947)
American High-Income Trust	57	29,194	(1,415)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2022.

American Funds Insurance Series	337

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Year ended December 31, 2021

Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515
Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Year ended December 31, 2021

Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973
Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

Year ended December 31, 2021

Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950
Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Year ended December 31, 2021

Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380
Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	339

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Year ended December 31, 2021

Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990
Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$176,091	5,484

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Year ended December 31, 2021

Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$(306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310
Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$(488,260)	(33,617)

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Year ended December 31, 2021

Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321
Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Refer to the end of the tables for footnotes.

340	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

Year ended December 31, 2021

Class 1	$778,306	12,603	$567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340
Total net increase (decrease)	$1,238,633	20,199	$914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Year ended December 31, 2021

Class 1	$48,015	2,368	$4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898
Total net increase (decrease)	$86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	341

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Year ended December 31, 2021

Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505
Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$(81,691)	(6,794)

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Year ended December 31, 2021

Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010
Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Refer to the end of the tables for footnotes.

342	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

Year ended December 31, 2021

Class 1	$9,259	623	$7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816
Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$(4,816)	(307)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Year ended December 31, 2021

Class 1	$2,441,954	212,866	$432,376	38,456	$(737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840
Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Year ended December 31, 2021

Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859
Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$(51,795)	(3,821)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	343

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

Year ended December 31, 2021

Class 1	$160,559	15,547	$10,757	1,060	$(19,514)	(1,906)	$151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649
Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Year ended December 31, 2021

Class 1	$35,679	3,267	$9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714
Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Refer to the end of the tables for footnotes.

344	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

Year ended December 31, 2021

Class 1	$16,242	1,439	$—		—		$(22,707)	(2,011)	$(6,465)	(572)
Class 1A	—	—	—		—		—	—	—	—
Class 2	86,233	7,864	—		—		(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	—		—		(915)	(83)	338	30
Class 4	35,704	3,232	—		—		(29,389)	(2,660)	6,315	572
Total net increase (decrease)	$139,432	12,648	$—		—		$(180,633)	(16,394)	$(41,201)	(3,746)

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Year ended December 31, 2021

Class 1	$213,039	17,786	$38,963		3,337		$(115,497)	(9,263)	$136,505	11,860
Class 1A	4,388	354	518		44		(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267		12,514		(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948		81		(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653		2,055		(118,823)	(9,719)	(7,285)	(437)
Total net increase (decrease)	$397,457	32,756	$208,349		18,031		$(368,879)	(30,183)	$236,927	20,604

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Year ended December 31, 2021

Class P1	$3,593	199	$515		30		$(3,079)	(172)	$1,029	57
Class P2	39,055	2,202	26,869		1,558		(78,851)	(4,405)	(12,927)	(645)
Total net increase (decrease)	$42,648	2,401	$27,384		1,588		$(81,930)	(4,577)	$(11,898)	(588)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	345

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Year ended December 31, 2021

Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)
Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Year ended December 31, 2021

Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)
Total net increase (decrease)	$10,714	880	$6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net decrease
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Year ended December 31, 2021

Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)
Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Refer to the end of the tables for footnotes.

346	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

Year ended December 31, 2021

Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)
Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2022, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2022 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,020,468	$1,224,731		$10,017,065	$2,810,699	$1,260,720	$2,833,147
Sales of investment securities*	2,146,215	1,218,842		10,662,318	2,867,081	1,624,730	3,802,409
Non-U.S. taxes paid on dividend income	6,202	2,117		9,817	9,312	3,655	1,964
Non-U.S. taxes paid on interest income	—	—		—	—	5	—
Non-U.S. taxes paid on realized gains	1,408	5,338		—	8,023	4,440	—
Non-U.S. taxes provided on unrealized appreciation	5,103	9,184		—	25,364	8,906	—

	Capital World Growth and Income Fund	Growth- Income Fund		International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$749,437	$8,339,283		$142,556	$1,242,326	$27,267,262	$392,565
Sales of investment securities*	985,479	12,308,349		139,199	1,167,109	28,617,726	407,112
Non-U.S. taxes paid on dividend income	2,593	9,673		744	1,500	9,616	372
Non-U.S. taxes paid on interest income	—	—		—	—	—	11
Non-U.S. taxes paid on realized gains	173	—	†	51	46	—	43
Non-U.S. taxes provided on unrealized appreciation	568	—		58	349	2,592	83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	347

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$38,975,446	$1,910,865	$293,093	$1,134,922	$—	$9,478,478
Sales of investment securities*	37,928,493	2,233,596	378,913	1,243,904	—	9,100,700
Non-U.S. taxes paid on interest income	22	135	—	—	—	—
Non-U.S. taxes paid on realized gains	—	333	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	117	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$528,842	$121,812	$269,212	$1,486,050	$1,104,342
Sales of investment securities*	453,254	107,992	219,710	1,431,021	1,086,607

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

348	American Funds Insurance Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2022	$45.46	$.34	$(11.34)	$(11.00)	$(.31)	$(3.97)	$(4.28)	$30.18	(24.54)%	$3,104	.53%	.46%	1.01%
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55	.55	.98
Class 1A:
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80	.80	.77
Class 2:
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80	.80	.73
Class 4:
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05	1.05	.47

Refer to the end of the tables for footnotes.

American Funds Insurance Series	349

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]
Global Small Capitalization Fund
Class 1:
12/31/2022	$34.17	$.05	$(9.50)	$(9.45)	$—	$(8.50)	$(8.50)	$16.22	(29.37)%	$916		.72%	.69%	.24%
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707		.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75	.75	.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73	.73	.42
Class 1A:
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4		.97	.94	— [5]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5		.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99	.99	.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[6]	.98	.98	.21
Class 2:
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762		.97	.94	— [5]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521		.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00	1.00	.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98	.98	.17
Class 4:
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261		1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344		1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [4]	(1.58)	(1.58)	26.16	31.24	206		1.25	1.25	(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24	1.24	(.08)

Refer to the end of the tables for footnotes.

350	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2022	$127.58	$.58	$(37.03)	$(36.45)	$(.53)	$(14.31)	$(14.84)	$76.29	(29.75)%	$13,660	.35%	.64%
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34	.81
Class 1A:
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59	.60
Class 2:
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59	.55
Class 3:
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52	.62
Class 4:
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84	.31

Refer to the end of the tables for footnotes.

American Funds Insurance Series	351

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
International Fund
Class 1:
12/31/2022	$22.70	$.34	$(4.79)	$(4.45)	$(.34)	$(2.60)	$(2.94)	$15.31	(20.57)%	$3,157	.54%	1.95%
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53	1.62
Class 1A:
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78	1.32
Class 2:
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78	1.40
Class 3:
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71	1.48
Class 4:
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03	1.13

Refer to the end of the tables for footnotes.

352	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2022	$31.83	$.37	$(7.17)	$(6.80)	$(.39)	$(2.34)	$(2.73)	$22.30	(21.86)%	$1,610	.68%	.57%	1.48%
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77	.77	1.11
Class 1A:
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02	1.02	.91
Class 2:
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02	1.02	.85
Class 4:
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27	1.27	.61

Refer to the end of the tables for footnotes.

American Funds Insurance Series	353

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2022	$18.09	$.31	$(1.69)	$(1.38)	$(.30)	$(3.72)	$(4.02)	$12.69	(8.28)%	$5,507	.41%	.26%	2.13%
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41	.41	2.13
Class 1A:
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66	.66	1.84
Class 2:
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66	.66	1.88
Class 4:
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91	.91	1.62

Refer to the end of the tables for footnotes.

354	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2022	$18.42	$.32	$(3.28)	$(2.96)	$(.34)	$(3.45)	$(3.79)	$11.67	(17.13)%	$548	.57%	.41%	2.36%
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492	.63	.63	1.94
Class 1A:
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1	.88	.88	1.74
Class 2:
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228	.88	.88	1.70
Class 4:
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95	1.13	1.13	1.43

Refer to the end of the tables for footnotes.

American Funds Insurance Series	355

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2022	$67.35	$.85	$(11.50)	$(10.65)	$(.83)	$(5.66)	$(6.49)	$50.21	(16.28)%	$19,692	.29%	1.54%
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28	1.65
Class 1A:
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53	1.43
Class 2:
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53	1.40
Class 3:
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46	1.47
Class 4:
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78	1.15

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2022	$19.62	$.39	$(3.09)	$(2.70)	$(.28)	$(7.70)	$(7.98)	$8.94	(15.00)%	$13	.64%	.54%	3.29%
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65	.65	2.62
Class 1A:
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90	.90	2.35
Class 2:
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90	.90	2.38
Class 4:
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15	1.15	2.10

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2022	$12.17	$.37	$(1.21)	$(.84)	$(.34)	$—	$(.34)	$10.99	(6.90)%	$586	.44%	.26%	3.31%
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53	.53	3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54	.54	3.08
Class 1A:
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78	.78	2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79	.79	2.82
Class 2:
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78	.78	2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79	.79	2.83
Class 4:
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04	1.04	2.58

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2022	$29.08	$.52	$(4.24)	$(3.72)	$(.51)	$(2.65)	$(3.16)	$22.20	(13.19)%	$15,138	.30%	2.15%
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28	2.04
Class 1A:
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53	1.82
Class 2:
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53	1.78
Class 3:
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46	1.85
Class 4:
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78	1.54

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American Funds Global Balanced Fund
Class 1:
12/31/2022	$14.73	$.26	$(2.37)	$(2.11)	$—	$(.07)	$(.07)	$12.55	(14.33)%	$96	.59%	.58%	1.99%
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110	.72	.72	1.82
Class 1A:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2	.98	.98	1.44
Class 2:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185	.97	.97	1.57
Class 4:
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69	1.22	1.22	1.34

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2022	$11.21	$.31	$(1.67)	$(1.36)	$(.32)	$(.12)	$(.44)	$9.41	(12.26)%	$6,370	.39%	.20%	3.09%
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39	.39	2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38	.38	2.70
Class 1A:
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64	.64	2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63	.63	2.50
Class 2:
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64	.64	2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63	.63	2.45
Class 4:
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89	.89	2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88	.88	2.22

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2022	$11.79	$.25	$(2.30)	$(2.05)	$(.03)	$(.16)	$(.19)	$9.55	(17.43)%	$663	.51%	.48%	2.43%
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58	.58	2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015	.57	.57	2.56
Class 1A:
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83	.83	2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1	.82	.82	2.36
Class 2:
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032	.82	.82	2.32
Class 4:
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40	1.07	1.07	2.09

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2022	$10.19	$.56	$(1.47)	$(.91)	$(.75)	$—	$(.75)	$8.53	(9.01)%	$224	.47%	.32%	5.95%
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51	.51	6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501	.50	.50	6.32
Class 1A:
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75	.75	6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1	.75	.75	6.11
Class 2:
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76	.76	6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661	.75	.75	6.07
Class 3:
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69	.69	6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10	.68	.68	6.14
Class 4:
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31	1.00	1.00	5.83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2022	$10.63	$.07	$(1.10)	$(1.03)	$(.15)	$—	$(.15)	$9.45	(9.76)%	$1	.45%	.25%	.70%
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47	.47	2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209	.48	.48	1.97
Class 1A:
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71	.71	2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1	.73	.73	1.77
Class 2:
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72	.72	2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57	.73	.73	1.72
Class 4:
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97	.97	1.71
12/31/2018	10.38	.15	(.15)	— [4]	(.19)	—	(.19)	10.19	.07	24	.98	.98	1.49

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends end distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2022	$11.27	$.17	$(.01)		$.16	$(.08)	$—	$(.08)	$11.35	1.42%	$51		.32%	1.48%
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	30		.36	1.92
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	37		.35	1.60
Class 1A:
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[6]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[6]	.35	.26
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	—	[6]	.37	1.90
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	—	[6]	.35	1.60
Class 2:
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	— [4]	—	[4]	— [4]	(.02)	—	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	—	[4]	.18	(.20)	—	(.20)	11.01	1.62	230		.61	1.66
12/31/2018	11.01	.15	—	[4]	.15	(.13)	—	(.13)	11.03	1.36	247		.60	1.34
Class 3:
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	— [4]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	—	[4]	.20	(.21)	—	(.21)	11.13	1.76	3		.54	1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53	1.42
Class 4:
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	—	[4]	.16	(.18)	—	(.18)	11.13	1.40	22		.86	1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86	1.11

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2022	$11.67	$.32	$(1.56)	$(1.24)	$(.44)	$—	$(.44)	$9.99	(10.75)%	$242	.36%	.22%	2.90%
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37	.37	2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445	.36	.36	2.02
Class 1A:
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62	.62	1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1	.61	.61	1.82
Class 2:
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62	.62	1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323	.61	.61	1.77
Class 3:
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55	.55	1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9	.54	.54	1.84
Class 4:
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87	.87	1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91	.86	.86	1.53

Refer to the end of the tables for footnotes.

366	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2022	$18.53	$.06	$(4.46)	$(4.40)	$(.22)	$(2.54)	$(2.76)	$11.37	(24.62)%	$9		.41%		.36%		.69%		.47%
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13		.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]
Class P2:
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445		.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
Managed Risk International Fund
Class P1:
12/31/2022	$10.55	$.15	$(1.75)	$(1.60)	$(.34)	$—	$(.34)	$8.61	(15.27)%[10]	$2		.44%[10]		.37%[10]		.87%[10]		1.70%[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[10]	2		.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2		.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1		.41	[10]	.33	[10]	.84	[10]	1.64	[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	—	[6]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
Class P2:
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124		.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2022	$12.95	$.23	$(1.38)	$(1.15)	$(.56)	$—	$(.56)	$11.24	(8.92)%[10]	$3		.41%[10]		.36%[10]		.75%[10]		1.96%[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [10]	2		.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2		.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1		.38	[10]	.33	[10]	.74	[10]	2.14	[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	—	[6]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
Class P2:
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321		.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2022	$15.73	$.18	$(2.79)	$(2.61)	$(.30)	$(.31)	$(.61)	$12.51	(16.74)%	$1,833	.41%	.36%	.65%	1.33%
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40	.35	.64	(.20)
Class P2:
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69	.64	.93	1.25
Managed Risk Asset Allocation Fund
Class P1:
12/31/2022	$15.33	$.24	$(2.34)	$(2.10)	$(.32)	$(.48)	$(.80)	$12.43	(13.75)%	$7	.41%	.36%	.64%	1.80%
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
Class P2:
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Capital Income Builder	48%	60%	110%	44%	42%
Asset Allocation Fund	42	45	49	47	34
American Funds Global Balanced Fund	111	36	68	60	30
The Bond Fund of America	77	87	72	146	98
Capital World Bond Fund	114	64	88	110	78
American Funds Mortgage Fund	56	38	123	84	60
U.S. Government Securities Fund	77	126	112	103	76

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Global Growth Fund	29%	18%	17%	14%	25%
Global Small Capitalization Fund	40	29	38	50	43
Growth Fund	29	25	32	21	35
International Fund	42	44	40	32	29
New World Fund	40	43	70	38	58
Washington Mutual Investors Fund	30	90	40	37	49
Capital World Growth and Income Fund	42	85	36	29	49
Growth-Income Fund	25	24	33	27	39
International Growth and Income Fund	48	41	56	28	38
Capital Income Builder	126	93	184	72	98
Asset Allocation Fund	118	124	145	79	86
American Funds Global Balanced Fund	126	39	86	74	51
The Bond Fund of America	415	456	461	373	514
Capital World Bond Fund	188	91	145	159	125
American High-Income Trust	34	56	78	58	67
American Funds Mortgage Fund	1141	975	1143	350	811
Ultra-Short Bond Fund	— [13]	— [13]	— [13]	— [13]	— [13]
U.S. Government Securities Fund	695	433	867	277	446
Managed Risk Growth Fund	97	32	80	10	7
Managed Risk International Fund	82	24	71	8	8
Managed Risk Washington Mutual Investors Fund	70	16	101	13	11
Managed Risk Growth-Income Fund	67	13	38	6	14
Managed Risk Asset Allocation Fund	48	5	30	8	12

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[9]	Unaudited.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	369

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America®, Capital World Bond Fund®, American High Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 13, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

370	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	371

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,045.68	$2.11	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,044.04	3.40	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,043.99	3.40	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,042.74	4.69	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,038.40	$3.34	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,036.94	4.62	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,037.29	4.62	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,035.94	5.90	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,000.70	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	999.41	3.02	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	999.43	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	999.93	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	998.12	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,025.33	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,024.07	3.98	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,023.84	3.98	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,024.24	3.62	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,022.83	5.25	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,024.46	$2.91	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,022.80	4.18	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,022.92	4.18	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,021.54	5.45	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,052.84	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.10	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.45	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,051.21	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,051.64	$2.12	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,050.71	3.41	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,050.34	3.41	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,048.71	4.70	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,042.31	$1.49	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,041.04	2.78	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,041.03	2.78	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,041.33	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,039.68	4.06	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,049.28	$3.00	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,047.38	4.28	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,048.38	4.29	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,046.04	5.57	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,030.31	$1.38	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,029.07	2.66	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,028.17	2.66	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,026.94	3.93	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,030.72	$1.54	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,029.04	2.81	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,029.79	2.81	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,029.98	2.46	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,027.95	4.09	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,023.65	$2.65	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,022.93	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,022.09	3.92	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 4 – actual return	1,000.00	1,021.56	5.20	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
The Bond Fund of America
Class 1 – actual return	$1,000.00	$974.47	$1.00	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	973.31	2.24	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	972.85	2.24	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	971.88	3.48	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$983.53	$2.40	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 1A – actual return	1,000.00	982.42	3.65	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	982.33	3.65	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	981.07	4.89	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,038.86	$1.59	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,037.88	2.88	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,037.22	2.88	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,038.14	2.52	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,036.07	4.16	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$968.01	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 1A – actual return	1,000.00	966.87	2.88	.58
Class 1A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	967.70	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 4 – actual return	1,000.00	966.53	4.16	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,013.26	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,013.23	1.52	.30
Class 1A – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 – actual return	1,000.00	1,012.64	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,012.86	2.49	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,010.10	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$960.56	$1.09	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	959.29	2.27	.46
Class 1A – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 2 – actual return	1,000.00	959.68	2.27	.46
Class 2 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 3 – actual return	1,000.00	959.92	1.93	.39
Class 3 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 4 – actual return	1,000.00	958.46	3.50	.71
Class 4 – assumed 5% return	1,000.00	1,021.63	3.62	.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$968.78	$1.84	.37%	$3.42	.69%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.52	.69
Class P2 – actual return	1,000.00	967.08	3.07	.62	4.71	.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	4.84	.95
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,004.86	$1.82	.36%	$4.40	.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	4.43	.87
Class P2 – actual return	1,000.00	1,003.52	3.13	.62	5.71	1.13
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	5.75	1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,005.83	$1.87	.37%	$3.79	.75%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.82	.75
Class P2 – actual return	1,000.00	1,004.38	3.18	.63	5.10	1.01
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.14	1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$989.69	$1.81	.36%	$3.26	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 – actual return	1,000.00	989.03	3.06	.61	4.51	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,007.60	$1.82	.36%	$3.24	.64%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.26	.64
Class P2 – actual return	1,000.00	1,006.19	3.03	.60	4.50	.89
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.53	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

376	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	377

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378	American Funds Insurance Series

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American Funds Insurance Series	379

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380	American Funds Insurance Series

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American Funds Insurance Series	381

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

382	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	383

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

384	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of December 31, 2022, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2022, the Code of Ethics was amended to remove a registrant no longer subject to the Code of Ethics, and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2022 and 2021 were $436,164 and $901,027, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2022 and 2021 were $10,019 and $7,863, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2022 and 2021 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2022 and 2021 were $610,690 and $2,548,097, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.
(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b)(1) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

(b)(2) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2, under the 1940 Act (17 CFR 270.30a-2), and, as applicable, Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/22/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/22/2023

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	2/22/2023